File No. 333-41180
                                                              File No. 811-10011
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [_]
           Pre-Effective Amendment No.                                       [_]
                                       ------
          Post-Effective Amendment No.   6                                   [X]
                                       ------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [_]
                         Amendment No.   10                                  [X]
                                       ------

                        (Check appropriate box or boxes)

                        SBL VARIABLE ANNUITY ACCOUNT XIV
                           (Exact Name of Registrant)

                     Security Benefit Life Insurance Company
                               (Name of Depositor)

              One Security Benefit Place, Topeka, Kansas 66636-0001 (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, Including Area Code:
                                 (785) 438-3000

                    Name of Agent for Service for Process:
                    Amy J. Lee, Associate General Counsel
                    Security Benefit Life Insurance Company
                    One Security Benefit Place
                    Topeka, KS 66636-0001

Approximate Date of Proposed Public Offering: May 1, 2004

It is proposed that this filing will become effective:

[_]  immediately upon filing pursuant to paragraph (b) of Rule 485
[X]  on May 1, 2004, pursuant to paragraph (b) of Rule 485
[_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_]  on May 1, 2004, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Interests in a separate account under individual flexible premium deferred variable annuity contracts.

PROSPECTUS                                               May 1, 2004




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SECUREDESIGNS(R) VARIABLE ANNUITY
--------------------------------------------------------------------------------










                                                     ---------------------------
                                                          Important Privacy
                                                           Notice Included

                                                           See Back Cover
                                                     ---------------------------




                                     [SDI LOGO] SECURITY DISTRIBUTORS, INC.
                                                A Member of The Security Benefit
                                                Group of Companies

                        SECUREDESIGNS(R) VARIABLE ANNUITY

                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT


               ISSUED BY:                           MAILING ADDRESS:
       SECURITY BENEFIT LIFE                    SECURITY BENEFIT LIFE
         INSURANCE COMPANY                        INSURANCE COMPANY
       ONE SECURITY BENEFIT PLACE               P.O. BOX 750497
       TOPEKA, KANSAS 66636-0001                TOPEKA, KANSAS 66675-0497
       1-800-888-2461
--------------------------------------------------------------------------------

   This Prospectus describes the SecureDesigns Variable Annuity--a flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available for individuals in connection with a retirement plan qualified under Section 403(b), 408, or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

   You may allocate your purchase payments to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV - SecureDesigns Variable Annuity, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:


o  AIM V.I. Basic Value                       o  SBL Enhanced Index
o  AIM V.I. International Growth              o  SBL Equity
o  AIM V.I. Mid Cap Core Equity               o  SBL Equity Income
o  AIM V.I. Real Estate                       o  SBL Global
o  American Century VP Ultra                  o  SBL High Yield
o  American Century VP Value                  o  SBL Large Cap Growth
o  Dreyfus IP Technology Growth               o  SBL Large Cap Value
o  Dreyfus VIF International Value            o  SBL Main Street Growth & Income
o  INVESCO VIF Health Sciences                o  SBL Managed Asset Allocation
o  Oppenheimer Main Street                    o  SBL Mid Cap Growth
     Small Cap Fund/VA                        o  SBL Mid Cap Value
o  PIMCO VIT All Asset                        o  SBL Money Market
o  PIMCO VIT Low Duration                     o  SBL Select 25
o  PIMCO VIT Real Return                      o  SBL Small Cap Growth
o  Rydex VT Sector Rotation                   o  SBL Small Cap Value
o  SBL Alpha Opportunity                      o  SBL Social Awareness
o  SBL Diversified Income


   Amounts that you allocate to the Subaccounts under the Contract will vary based on investment performance of the Subaccounts. No minimum amount of Contract Value is guaranteed.


   Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value in the Fixed Account is guaranteed by the Company. The Fixed Account is not available in all states.


   When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."


   This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2004, which has been filed with the Securities and Exchange Commission ("SEC") contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 48 of this Prospectus.


   The SEC maintains a web site (http://www.sec.gov) that contains the Statement
of  Additional  Information,   material  incorporated  by  reference  and  other
information regarding companies that file electronically with the SEC.

--------------------------------------------------------------------------------
   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE UNDERLYING FUNDS. YOU SHOULD READ THE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

   EXPENSES FOR THIS CONTRACT, IF PURCHASED WITH AN EXTRA CREDIT RIDER, MAY BE HIGHER THAN EXPENSES FOR A CONTRACT WITHOUT AN EXTRA CREDIT RIDER. THE AMOUNT OF CREDIT ENHANCEMENT MAY BE MORE THAN OFFSET BY ANY ADDITIONAL FEES AND CHARGES.

   THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE VALUE OF YOUR CONTRACT CAN GO UP AND DOWN AND YOU COULD LOSE MONEY.


DATE:  MAY 1, 2004

--------------------------------------------------------------------------------
       The variable annuity covered by this Prospectus is the subject of a pending patent application in the United States Patent and Trademark Office.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page

DEFINITIONS...............................................................    4
SUMMARY...................................................................    5
   Purpose of the Contract................................................    5
   The Separate Account and the Funds.....................................    5
   Fixed Account..........................................................    5
   Purchase Payments......................................................    5
   Contract Benefits......................................................    5
   Free-Look Right........................................................    6
   Charges and Deductions.................................................    6
   Contacting Security Benefit............................................    9
EXPENSE TABLE.............................................................   10
   Contract Owner Transaction Expenses....................................   10
   Periodic Expenses......................................................   10
   Optional Rider Expenses................................................   11
   Examples...............................................................   11
CONDENSED FINANCIAL INFORMATION...........................................   12
INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS........   16
   Security Benefit Life Insurance Company................................   16
   Published Ratings......................................................   16
   Separate Account.......................................................   16
   Underlying Funds.......................................................   16
THE CONTRACT..............................................................   17
   General................................................................   17
   Application for a Contract.............................................   18
   Purchase Payments......................................................   18
   Allocation of Purchase Payments........................................   18
   Dollar Cost Averaging Option...........................................   18
   Asset Reallocation Option..............................................   19
   Transfers of Contract Value............................................   20
   Contract Value.........................................................   20
   Determination of Contract Value........................................   20
   Full and Partial Withdrawals...........................................   21
   Systematic Withdrawals.................................................   22
   Free-Look Right........................................................   22
   Death Benefit..........................................................   23
   Distribution Requirements..............................................   23
   Death of the Annuitant.................................................   24
CHARGES AND DEDUCTIONS....................................................   24
   Contingent Deferred Sales Charge.......................................   24
   Mortality and Expense Risk Charge......................................   24
   Administration Charge..................................................   25
   Account Administration Charge..........................................   25
   Premium Tax Charge.....................................................   25
   Other Charges..........................................................   25
   Variations in Charges..................................................   25
   Guarantee of Certain Charges...........................................   25
   Underlying Fund Expenses...............................................   25
OPTIONAL RIDER CHARGES....................................................   26
   Guaranteed Minimum Income Benefit......................................   26
   Annual Stepped Up Death Benefit........................................   26
   Guaranteed Growth Death Benefit........................................   27
   Combined Annual Stepped Up and Guaranteed Growth Death Benefit.........   27
   Enhanced Death Benefit.................................................   28
   Combined Enhanced and Annual Stepped Up Death Benefit..................   28
   Combined Enhanced and Guaranteed Growth Death Benefit..................   29
   Combined Enhanced, Annual Stepped Up,
     and Guaranteed Growth Death Benefit..................................   29
   Guaranteed Minimum Withdrawal Benefit..................................   29
   Total Protection.......................................................   30
   Extra Credit...........................................................   31
   Waiver of Withdrawal Charge............................................   32
   Alternate Withdrawal Charge............................................   33
ANNUITY PERIOD............................................................   33
   General................................................................   33
   Annuity Options........................................................   34
   Selection of an Option.................................................   35
THE FIXED ACCOUNT.........................................................   35
   Interest...............................................................   36
   DCA Plus Account.......................................................   36
   Death Benefit..........................................................   37
   Contract Charges.......................................................   37
   Transfers and Withdrawals from the Fixed Account.......................   37
   Payments from the Fixed Account........................................   37
MORE ABOUT THE CONTRACT...................................................   37
   Ownership..............................................................   37
   Designation and Change of Beneficiary..................................   38
   Dividends..............................................................   38
   Payments from the Separate Account.....................................   38
   Proof of Age and Survival..............................................   38
   Misstatements..........................................................   38
   Loans..................................................................   38
   Restrictions on Withdrawals from Qualified Plans.......................   39
FEDERAL TAX MATTERS.......................................................   40
   Introduction...........................................................   40
   Tax Status of the Company and the Separate Account.....................   40
   Income Taxation of Annuities in General--Non-Qualified Plans...........   41
   Additional Considerations..............................................   42
   Qualified Plans........................................................   43
OTHER INFORMATION.........................................................   46
   Voting of Underlying Fund Shares.......................................   46
   Substitution of Investments............................................   46
   Changes to Comply with Law and Amendments..............................   47
   Reports to Owners......................................................   47
   Electronic Transfer Privileges.........................................   47
   Legal Proceedings......................................................   47
   Legal Matters..........................................................   47
PERFORMANCE INFORMATION...................................................   47
ADDITIONAL INFORMATION....................................................   48
   Registration Statement.................................................   48
   Financial Statements...................................................   48

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION.................   48

OBJECTIVES FOR UNDERLYING FUNDS...........................................   49
APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement

--------------------------------------------------------------------------------
YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.
--------------------------------------------------------------------------------

DEFINITIONS

   Various terms commonly used in this Prospectus are defined as follows:

   ACCUMULATION UNIT -- A unit of measure used to calculate Contract Value.


   ADMINISTRATIVE OFFICE-- The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.


   ANNUITANT -- The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

   ANNUITY -- A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

   ANNUITY OPTIONS -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

   ANNUITY PERIOD -- The period beginning on the Annuity Start Date during which annuity payments are made.

   ANNUITY UNIT -- A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

   ANNUITY START DATE -- The date when annuity payments begin as elected by the Owner.

   AUTOMATIC INVESTMENT PROGRAM -- A program pursuant to which purchase payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

   CONTRACT DATE -- The date the Contract begins as shown in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial purchase payment is credited to the Contract.

   CONTRACT DEBT -- The unpaid loan balance including loan interest.

   CONTRACT VALUE -- The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

   CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

   CREDIT ENHANCEMENT -- An amount added to Contract Value under the Extra Credit Rider.

   DESIGNATED BENEFICIARY -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.

   FIXED ACCOUNT -- An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. The Fixed Account is not available in all states. See the "Fixed Account."

   GENERAL ACCOUNT -- All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

   GUARANTEED RATE -- The minimum interest rate earned on the Fixed Account, which ranges from 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

   OWNER -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

   PARTICIPANT-- A Participant under a Qualified Plan.

   PURCHASE PAYMENT -- An amount paid to the Company as consideration for the Contract.

   SEPARATE ACCOUNT -- The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

   SUBACCOUNT -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

   UNDERLYING FUND -- A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

   VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   VALUATION PERIOD -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

   WITHDRAWAL VALUE -- The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If an Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested.

SUMMARY

   This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of
Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and in the Contract.

PURPOSE OF THE CONTRACT -- The flexible purchase payment deferred variable annuity contract ("the Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.


   You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). You may also purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 403(b), 408, or 408A of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). Please see the discussion under "The Contract" for more detailed information.

================================================================================

THE SEPARATE ACCOUNT AND THE FUNDS -- The Separate Account is currently divided into accounts, each referred to as a Subaccount. See "Separate Account." Each Subaccount invests exclusively in shares of an Underlying Fund, each of which has a different investment objective and policies. The Subaccounts are as follows:

o  AIM V.I. Basic Value                       o  SBL Enhanced Index
o  AIM V.I. International Growth              o  SBL Equity
o  AIM V.I. Mid Cap Core Equity               o  SBL Equity Income
o  AIM V.I. Real Estate                       o  SBL Global
o  American Century VP Ultra                  o  SBL High Yield
o  American Century VP Value                  o  SBL Large Cap Growth
o  Dreyfus IP Technology Growth               o  SBL Large Cap Value
o  Dreyfus VIF International Value            o  SBL Main Street Growth & Income
o  INVESCO VIF Health Sciences                o  SBL Managed Asset Allocation
o  Oppenheimer Main Street                    o  SBL Mid Cap Growth
     Small Cap Fund/VA                        o  SBL Mid Cap Value
o  PIMCO VIT All Asset                        o  SBL Money Market
o  PIMCO VIT Low Duration                     o  SBL Select 25
o  PIMCO VIT Real Return                      o  SBL Small Cap Growth
o  Rydex VT Sector Rotation                   o  SBL Small Cap Value
o  SBL Alpha Opportunity                      o  SBL Social Awareness
o  SBL Diversified Income


   You may allocate all or part of your purchase payments to the Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

================================================================================

FIXED ACCOUNT -- You may allocate all or part of your purchase payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. The Fixed Account is not available in all states. See "The Fixed Account."

PURCHASE PAYMENTS -- Your initial purchase payment must be at least $10,000. Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $500 ($50 under an Automatic Investment Program). See "Purchase Payments."

CONTRACT BENEFITS -- You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, if it is available under your Contract, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

   At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

   The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."

FREE-LOOK RIGHT -- You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you purchase payments allocated to the Fixed Account (not including any Credit Enhancements if an Extra Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements.

   Some states' laws require us to refund your purchase payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund purchase payments allocated to the Subaccounts rather than Contract Value.

CHARGES AND DEDUCTIONS -- The Company does not deduct sales load from purchase payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.


   CONTINGENT DEFERRED SALES CHARGE. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a "withdrawal charge"). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.


   The Free Withdrawal amount is equal in the first Contract Year, to 10% of purchase payments, excluding any Credit Enhancements, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first day of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of purchase payments that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings.

   The amount of the charge will depend on how long your purchase payments have been held under the Contract. Each purchase payment you make is considered to have a certain "age," depending on the length of time since the purchase payment was effective. A purchase payment is "age one" in the year beginning on the date the purchase payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                     ======================================
                     PURCHASE PAYMENT AGE        WITHDRAWAL
                          (IN YEARS)               CHARGE
                     --------------------------------------
                               1                     7%
                               2                     7%
                               3                     6%
                               4                     5%
                               5                     4%
                               6                     3%
                               7                     2%
                          8 and over                 0%
                     ======================================

   The amount of the withdrawal charge assessed against your Contract will never exceed 7% of purchase payments paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See "Contingent Deferred Sales Charge."

   MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.60%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts it from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

     =====================================================================
                                                      ANNUAL MORTALITY AND
     CONTRACT VALUE                                   EXPENSE RISK CHARGE
     ---------------------------------------------------------------------
     Less than $25,000 ...............................       0.85%
     At least $25,000 but less than $100,000 .........       0.70%
     $100,000 or more ................................       0.60%
     =====================================================================

During the Annuity Period, the mortality and expense risk charge is 1.25% under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above. See "Mortality and Expense Risk Charge."


   OPTIONAL RIDER CHARGES. The Company deducts a monthly charge from Contract Value for certain Riders that may be elected by the Owner. The Company generally will deduct the monthly Rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly Rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.

   The Company makes each Rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, which are also available for purchase on a Contract Anniversary. You may not terminate a Rider after issue, unless otherwise stated. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. Each Rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. You may not select Riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such Riders, 1.40%, would exceed the maximum Rider charge of 1.00%. See "Optional Rider Charges."


   GUARANTEED MINIMUM INCOME BENEFIT. This Rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The
Minimum Income Benefit is equal to Purchase Payments, net of any Premium tax, less an adjustment for Withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. The Minimum Income Benefit may be applied to purchase a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4, joint and last survivor with a 10-year period certain, within 30 days of any Contract Anniversary following the 10th Contract Anniversary. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is as follows:

                       =================================
                       INTEREST RATE        RIDER CHARGE
                       ---------------------------------
                            3%                 0.15%
                            5%                 0.30%
                       =================================

See "Guaranteed Minimum Income Benefit."

   ANNUAL STEPPED UP DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company; or (3) the Stepped Up Death Benefit. The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

o The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81, plus

o Any purchase payments received by the Company since the applicable Contract Anniversary; less

o An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary.

This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.20%. See "Annual Stepped Up Death Benefit."


   GUARANTEED GROWTH DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company; or (3) the Guaranteed Growth Death Benefit. The Guaranteed Growth Death Benefit is an amount equal to purchase payments, net of any premium tax, less an adjustment for any withdrawals, increased at an annual effective rate of 3%, 5%, 6% or 7% (6% and 7% not available to Texas residents), as elected in the application. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is as follows:

                       ==================================
                       INTEREST RATE         RIDER CHARGE
                       ----------------------------------
                            3%                  0.10%
                            5%                  0.20%
                            6%*                 0.25%
                            7%*                 0.30%
                       ----------------------------------
                       *Not available to Texas residents.
                       ==================================


See "Guaranteed Growth Death Benefit."


   COMBINED ANNUAL STEPPED UP AND GUARANTEED GROWTH DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company; (3) the Annual Stepped Up Death Benefit (as described above); or (4) the Guaranteed Growth Death Benefit at 5% (as described above). This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.25%. See "Combined Annual Stepped Up and Guaranteed Growth Death Benefit."

   ENHANCED DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greater of: (1) purchase payments, less any withdrawals and withdrawal charges; or (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit. The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted purchase payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or (2) 25% of adjusted purchase payments. Contract gain is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted purchase payments. Adjusted purchase payments are equal to all purchase payments made to the Contract adjusted for withdrawals and any applicable premium tax. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.25%. See "Enhanced Death Benefit."

   COMBINED ENHANCED AND ANNUAL STEPPED UP DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or (3) the Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.35%. See "Combined Enhanced and Annual Stepped Up Death Benefit."

   COMBINED ENHANCED AND GUARANTEED GROWTH DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or (3) the Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.35%. See "Combined Enhanced and Guaranteed Growth Death Benefit."

   COMBINED ENHANCED, ANNUAL STEPPED UP, AND GUARANTEED GROWTH DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); (3) the Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit; or (4) the Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.40%. See "Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit."


   GUARANTEED MINIMUM WITHDRAWAL BENEFIT. You may purchase this Rider when you purchase the Contract or on any Contract Anniversary. If you elect this Rider when you purchase the Contract, your "Benefit Amount" is equal to a percentage of the initial purchase payment including any Credit Enhancement. If you purchase the Rider on a Contract Anniversary, your Benefit Amount is equal to a percentage of your Contract Value on the date we add this Rider to your Contract. The Benefit Amount is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount."

   You may withdraw up to a specified amount each Contract Year (the "Annual Withdrawal Amount"), regardless of market performance, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial purchase payment including any Credit Enhancement (or Contract Value on the purchase date of the Rider if the Rider is purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

                   =========================================
                         ANNUAL
                   WITHDRAWAL AMOUNT*        BENEFIT AMOUNT*
                   -----------------------------------------
                           5%                     130%
                           6%                     110%
                           7%                     100%
                   -----------------------------------------
                   *A  percentage  of the  initial  purchase
                    payment including any Credit Enhancement
                    (or Contract  Value on the purchase date
                    of the Rider if the  Rider is  purchased
                    on a Contract Anniversary).
                   =========================================


The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of withdrawals in a Contract Year that exceed the Annual Withdrawal Amount. This Rider is available only if the age of each Owner and Annuitant at the time the Rider is purchased is age 85 or younger. The charge for this Rider is 0.45%. The Company may increase the charge for this Rider if you elect a reset as discussed under "Guaranteed Minimum Withdrawal Benefit." The Company reserves the right to increase the Rider charge at the time of any such reset; however, the Company guarantees the Rider charge upon reset will not exceed 1.10% on an annual basis. See "Guaranteed Minimum Withdrawal Benefit."

   TOTAL PROTECTION. You may purchase this Rider when you purchase the Contract or on any Contract Anniversary. This Rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit. The Guaranteed Minimum Accumulation Benefit provides that on the tenth anniversary of your purchase of the Rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. This Rider is available only if the age of each Owner and Annuitant at the time the Rider is purchased is age 79 or younger. The charge for this Rider is 0.85%. The Company may increase the charge for this Rider if you elect a reset as discussed under "Total Protection." The Company reserves the right to increase the Rider charge at the time of any such reset; however, the Company guarantees the Rider charge upon reset will not exceed 1.45% on an annual basis. See "Total Protection."


   EXTRA CREDIT. This Rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this Rider only at issue. The Company will add a Credit Enhancement equal to 3%, 4% or 5% of purchase payments, as elected in the application, for each purchase payment made in the first Contract Year.

   In the event of a full or partial withdrawal, The Company will recapture all or part of any Credit Enhancement that has not yet vested to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of purchase payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first day of that Contract Year.

   The Company will deduct the charge for this Rider during the seven-year period beginning on the Contract Date and you may not terminate this Rider during that period. This Rider is available only if the age of the Owner at the time the Contract is issued is age 80 or younger. The charge for this Rider varies based upon the Credit Enhancement rate selected as set forth below:

                  ===========================================
                  CREDIT ENHANCEMENT RATE        RIDER CHARGE
                  -------------------------------------------
                            3%                      0.40%
                            4%                      0.55%
                            5%                      0.70%
                  ===========================================

See "Extra Credit."


   WAIVER OF WITHDRAWAL CHARGE. This Rider makes available a waiver of withdrawal charge in the event of your confinement to a nursing home, terminal illness, or total and permanent disability prior to age 65. If you have also purchased an Extra Credit Rider you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this Rider. This Rider is available only if the age of the Owner at the time the Contract is issued is age 65 or younger. The charge for this Rider is 0.05%. See "Waiver of Withdrawal Charge."


   ALTERNATE WITHDRAWAL CHARGE. This Rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules.

            ========================================================
                 0-YEAR SCHEDULE               4-YEAR SCHEDULE
            --------------------------    --------------------------
             PURCHASE                      PURCHASE
            PAYMENT AGE     WITHDRAWAL    PAYMENT AGE     WITHDRAWAL
            (IN YEARS)        CHARGE      (IN YEARS)        CHARGE
            --------------------------------------------------------
            0 and over          0%             1              7%
                                               2              7%
                                               3              6%
                                               4              5%
                                          5 and over          0%
            ========================================================


The charge for this Rider is 0.70% if you select the 0-year schedule and 0.55% if you select the 4-year schedule. If the 4-Year Alternate Withdrawal Charge
Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon purchase payment age (in years) of 1, 2, 3 and 4 and over. The charge for the 3-year schedule is 0.40%. If you have also purchased an Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Alternate Withdrawal Charge."


   ADMINISTRATION CHARGE. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. See "Administration Charge."

   ACCOUNT ADMINISTRATION CHARGE. The Company deducts an account charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See "Account Administration Charge."

   PREMIUM TAX CHARGE. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. In Maine, the Company deducts the premium tax from purchase payments applied to a Non-Qualified Plan. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."


   OTHER EXPENSES. The Company pays the operating expenses of the Separate Account. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Underlying Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

CONTACTING SECURITY BENEFIT -- You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling 1-800-888-2461.


EXPENSE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.


================================================================================
CONTRACT OWNER TRANSACTION  EXPENSES are fees and expenses that you will pay when you purchase the  Contract or make  withdrawals  from the Contract.  The information below does not reflect state premium taxes, which may be applicable to your Contract.
--------------------------------------------------------------------------------
  Sales Load on Purchase Payments                                       None
--------------------------------------------------------------------------------
  Deferred Sales Charge (as a percentage of amount
    withdrawn attributable to Purchase Payments)                        7%(1)
--------------------------------------------------------------------------------
  Transfer Fee (per transfer)                                           None
--------------------------------------------------------------------------------
PERIODIC   EXPENSES  are  fees  and  expenses  that  you  will  pay
periodically  during  the  time  that  you  own the  Contract,  not including fees and expenses of the Underlying Funds.
--------------------------------------------------------------------------------
  Annual Contract Fee                                                   $30(2)
--------------------------------------------------------------------------------
  Separate Account Annual Expenses
  (as a percentage of average Contract Value)
--------------------------------------------------------------------------------
    Annual Mortality and Expense Risk Charge                            0.85%(3)
--------------------------------------------------------------------------------
    Annual Administration Charge                                        0.15%
--------------------------------------------------------------------------------
    Maximum Annual Charge for Optional Riders                           1.55%(4)
--------------------------------------------------------------------------------
    Total Separate Account Annual Expenses                              2.55%
--------------------------------------------------------------------------------
1 The amount of the contingent deferred sales charge is determined by reference to how long your purchase payments have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of purchase payments, excluding any Credit Enhancements, in the first Contract Year, and
   (2) 10% of Contract Value as of the beginning of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals" and "Contingent Deferred Sales Charge" for more information.

2 An account administration charge of $30 is deducted at each Contract anniversary, and a pro rata account administration charge is deducted: (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.

3 The mortality and expense risk charge is reduced for larger Contracts as follows: Less than $25,000 - 0.85%; At least $25,000 but less than $100,000 - 0.70%; $100,000 or more - 0.60%. During the Annuity Period, the annual mortality and expense risk charge is 1.25% for Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above. See the discussion under "Mortality and Expense Risk Charge."

4 You may select optional Riders. If you select one or more of such Riders, the charge will be deducted from your Contract Value. (See the applicable Rider charges in the table below.) You may not select Riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider).
--------------------------------------------------------------------------------

==========================================================================================
OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)
------------------------------------------------------------------------------------------
                                                                                  ANNUAL
                                                                     INTEREST     RIDER
                                                                     RATE (1)     CHARGE
------------------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Rider                                 3%        0.15%
                                                                        5%        0.30%
------------------------------------------------------------------------------------------
Annual Stepped Up Death Benefit Rider                                  ---        0.20%
------------------------------------------------------------------------------------------
                                                                        3%        0.10%
Guaranteed Growth Death Benefit Rider                                   5%        0.20%
                                                                        6%        0.25%
                                                                        7%        0.30%
------------------------------------------------------------------------------------------
Combined Annual Stepped Up Death Benefit Rider
and Guaranteed Growth Death Benefit Rider                               5%        0.25%
------------------------------------------------------------------------------------------
Enhanced Death Benefit Rider                                           ---        0.25%
------------------------------------------------------------------------------------------
Combined Enhanced and Annual Stepped Up Death Benefit Rider            ---        0.35%
------------------------------------------------------------------------------------------
Combined Enhanced and Guaranteed Growth Death Benefit Rider             5%        0.35%
------------------------------------------------------------------------------------------
Combined Enhanced, Annual Stepped Up,
and Guaranteed Growth Death Benefit Rider                               5%        0.40%
------------------------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit Rider                            ---        0.45%(2)
------------------------------------------------------------------------------------------
Total Protection Rider                                                 ---        0.85%(2)
------------------------------------------------------------------------------------------
                                                                        3%        0.40%
Extra Credit Rider                                                      4%        0.55%
                                                                        5%        0.70%
------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider                                      ---        0.05%
------------------------------------------------------------------------------------------
Alternate Withdrawal Charge Rider(3)                                  0-Year      0.70%
                                                                      4-Year      0.55%
------------------------------------------------------------------------------------------

1  Interest rate, or for the Alternate  Withdrawal  Charge Rider,  the  withdrawal  charge schedule.

2  The Company may increase the Rider charge for the Guaranteed Minimum Withdrawal Benefit
   Rider or the Total Protection  Rider only if you elect a reset; the Company  guarantees the Rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal
   Benefit Rider or 1.45% for the Total  Protection  Rider on an annual basis.  Please see the discussion under "Guaranteed  Minimum Withdrawal  Benefit" and "Total  Protection."
   The current charge for each such Rider is used in calculating  the maximum Rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).

3  If the 4-Year  Alternate  Withdrawal  Charge Rider has not been approved in a state,  a
   3-Year  Alternate  Withdrawal  Charge Rider is  available.  See  "Alternate  Withdrawal
   Charge."

==========================================================================================


The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.


================================================================================
                                                             MINIMUM     MAXIMUM
--------------------------------------------------------------------------------
Total Annual Underlying Fund Operating Expenses(1)........    0.59%       2.50%
--------------------------------------------------------------------------------
1 Expenses deducted from Underlying Fund assets include management fees, distribution fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses.
================================================================================


EXAMPLE -- This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

   The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


================================================================================
                                            1         3          5         10
                                          YEAR      YEARS      YEARS      YEARS
--------------------------------------------------------------------------------
If you surrender your Contract at the $1,135 $2,053 $2,881 $5,038 end of the applicable time period
--------------------------------------------------------------------------------
If you do not surrender or
you annuitize your Contract                 505      1,514      2,522      5,038
================================================================================


CONDENSED FINANCIAL INFORMATION


   The following condensed financial information presents accumulation unit values for each of the years in the period ending December 31, 2003, as well as ending accumulation units outstanding under each Subaccount.

==========================================================================================
                                                            2003          2002     2001(a)
------------------------------------------------------------------------------------------
AIM BASIC VALUE
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................         ---           ---         ---
   End of period....................................      $12.77           ---         ---
Accumulation units outstanding at the end of period.      82,779           ---         ---
------------------------------------------------------------------------------------------
AIM MID CAP CORE EQUITY
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................         ---           ---         ---
   End of period....................................      $12.26           ---         ---
Accumulation units outstanding at the end of period.      33,968           ---         ---
------------------------------------------------------------------------------------------
AIM V.I. REAL ESTATE
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................         ---           ---         ---
   End of period....................................      $12.81           ---         ---
Accumulation units outstanding at the end of period.     111,342           ---         ---
------------------------------------------------------------------------------------------
AMERICAN CENTURY ULTRA
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................         ---           ---         ---
   End of period....................................      $11.57           ---         ---
Accumulation units outstanding at the end of period.      61,800           ---         ---
------------------------------------------------------------------------------------------
AMERICAN CENTURY VALUE
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................         ---           ---         ---
   End of period....................................      $12.28           ---         ---
Accumulation units outstanding at the end of period.      33,285           ---         ---
------------------------------------------------------------------------------------------
INVESCO HEALTH SCIENCES
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................         ---           ---         ---
   End of period....................................      $11.64           ---         ---
Accumulation units outstanding at the end of period.      32,710           ---         ---
------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP(R)
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................         ---           ---         ---
   End of period....................................      $13.58           ---         ---
Accumulation units outstanding at the end of period.      34,851           ---         ---
------------------------------------------------------------------------------------------
PIMCO ALL ASSET
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................         ---           ---         ---
   End of period....................................      $10.81           ---         ---
Accumulation units outstanding at the end of period.      91,895           ---         ---
------------------------------------------------------------------------------------------
PIMCO LOW DURATION
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................         ---           ---         ---
   End of period....................................      $ 9.83           ---         ---
Accumulation units outstanding at the end of period.     778,084           ---         ---
------------------------------------------------------------------------------------------
PIMCO REAL RETURN
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................         ---           ---         ---
   End of period....................................      $10.40           ---         ---
Accumulation units outstanding at the end of period.     394,954           ---         ---
------------------------------------------------------------------------------------------
RYDEX SECTOR ROTATION
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................         ---           ---         ---
   End of period....................................      $12.24           ---         ---
Accumulation units outstanding at the end of period.      91,053           ---         ---
------------------------------------------------------------------------------------------
SBL ALPHA OPPORTUNITY
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................         ---           ---         ---
   End of period....................................      $11.58           ---         ---
Accumulation units outstanding at the end of period.      68,970           ---         ---
------------------------------------------------------------------------------------------
SBL DIVERSIFIED INCOME
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................      $11.46        $10.89      $10.64
   End of period....................................      $11.39        $11.46      $10.89
Accumulation units outstanding at the end of period.   1,281,255     1,143,363     416,745
------------------------------------------------------------------------------------------
SBL ENHANCED INDEX
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................      $ 5.42        $ 7.31      $ 8.47
   End of period....................................      $ 6.67        $ 5.42      $ 7.31
Accumulation units outstanding at the end of period.     577,687       237,774     192,600
------------------------------------------------------------------------------------------
SBL EQUITY
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................      $ 5.38        $ 7.36      $ 8.40
   End of period....................................      $ 6.30        $ 5.38      $ 7.36
Accumulation units outstanding at the end of period.     758,144       544,857     176,676
------------------------------------------------------------------------------------------
SBL EQUITY INCOME
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................      $ 9.06        $10.87      $11.09
   End of period....................................      $10.93        $ 9.06      $10.87
Accumulation units outstanding at the end of period.   1,161,217       803,419     287,273
------------------------------------------------------------------------------------------
SBL GLOBAL
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................      $ 5.84        $ 7.84      $ 9.09
   End of period....................................      $ 8.07        $ 5.84      $ 7.84
Accumulation units outstanding at the end of period.   2,234,390       900,881     242,048
------------------------------------------------------------------------------------------
SBL HIGH YIELD
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................      $17.80        $18.41      $18.37
   End of period....................................      $20.87        $17.80      $18.41
Accumulation units outstanding at the end of period.     627,384       301,751      47,057
------------------------------------------------------------------------------------------
SBL LARGE CAP GROWTH
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................      $ 4.44        $ 6.33      $ 7.39
   End of period....................................      $ 5.31        $ 4.44      $ 6.33
Accumulation units outstanding at the end of period.   1,475,898       829,448     180,104
------------------------------------------------------------------------------------------
SBL LARGE CAP VALUE
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................      $ 6.57        $ 9.00      $ 9.77
   End of period....................................      $ 8.16        $ 6.57      $ 9.00
Accumulation units outstanding at the end of period.     931,853       610,851     343,404
------------------------------------------------------------------------------------------
SBL MAIN STREET GROWTH AND INCOME(R)
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................      $11.82        $15.21      $17.05
   End of period....................................      $14.38        $11.82      $15.21
Accumulation units outstanding at the end of period.     602,361       355,261     142,304
------------------------------------------------------------------------------------------
SBL MANAGED ASSET ALLOCATION
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................      $ 7.60        $ 8.74      $ 9.47
   End of period....................................      $ 9.07        $ 7.60      $ 8.74
Accumulation units outstanding at the end of period.     554,165       252,528     103,760
------------------------------------------------------------------------------------------
SBL MID CAP GROWTH
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................      $ 5.67        $ 8.34      $ 9.68
   End of period....................................      $ 8.53        $ 5.67      $ 8.34
Accumulation units outstanding at the end of period.   1,569,313     1,093,762     364,122
------------------------------------------------------------------------------------------
SBL MID CAP VALUE
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................      $10.06        $12.16      $11.13
   End of period....................................      $14.95        $10.06      $12.16
Accumulation units outstanding at the end of period.   1,135,916       798,428     292,715
------------------------------------------------------------------------------------------
SBL MONEY MARKET
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................      $ 9.87        $10.13      $10.16
   End of period....................................      $ 9.56        $ 9.87      $10.13
Accumulation units outstanding at the end of period.   1,177,714       982,287     401,703
------------------------------------------------------------------------------------------
SBL SELECT 25
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................      $ 5.28        $ 7.47      $ 8.30
   End of period....................................      $ 5.99        $ 5.28      $ 7.47
Accumulation units outstanding at the end of period.     314,857       185,009     133,791
------------------------------------------------------------------------------------------
SBL SMALL CAP GROWTH
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................      $ 3.82        $ 5.40      $ 7.14
   End of period....................................      $ 5.75        $ 3.82      $ 5.40
Accumulation units outstanding at the end of period.   1,037,908       652,170     234,506
------------------------------------------------------------------------------------------
SBL SMALL CAP VALUE
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................      $11.03        $12.30      $10.29
   End of period....................................      $16.02        $11.03      $12.30
Accumulation units outstanding at the end of period.     506,024       319,542     164,868
------------------------------------------------------------------------------------------
SBL SOCIAL AWARENESS
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..............................      $ 5.20        $ 6.92      $ 8.02
   End of period....................................      $ 6.21        $ 5.20      $ 6.92
Accumulation units outstanding at the end of period.     266,498       209,531      65,355
------------------------------------------------------------------------------------------
(a)  For the period of January 12, 2001 (date of inception) through December 31, 2001.
==========================================================================================


INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY -- The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

   On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.


   The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2003, the Company had total assets of approximately $10.4 billion. Together with its subsidiaries, the Company has total funds under management of approximately $12.5 billion.

   The Principal Underwriter for the Contract is Security Distributors, Inc. ("SDI"), One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, an affiliate of the Company, is registered as a broker/dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company.


PUBLISHED RATINGS -- The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.


SEPARATE ACCOUNT -- The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that Contract Value may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.


   The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles.

   The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

UNDERLYING FUNDS -- Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Fund. Each Underlying Fund pursues different investment objectives and policies.

   Shares of the Underlying Funds currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans.

   Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts ("mixed funding") and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies ("shared funding"), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts for which the Underlying Funds serve as investment media might at some time be in conflict. However, the Company, each Underlying Fund's Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.

   A summary of the investment objective of each of the Underlying Funds is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.


   PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE COMPANY.

   The Company has entered into agreements with the Underlying Funds and/or certain service providers to the Underlying Funds, such as an underwriter and/or investment adviser. Under these agreements, the Company or Security Distributors, Inc. ("SDI"), the underwriter of the Contract, is compensated for providing various services to Owners and/or to the Underlying Funds. The compensation received by the Company or SDI may come from the Underlying Fund, including amounts paid under a Rule 12b-1 Plan adopted by the Underlying Fund, or from one of the Underlying Fund's service providers.

   The services provided by the Company and/or SDI include, but are not limited to, the following: (i) Administrative/Sub-Transfer Agency services, such as maintaining separate records of each Owner's investment in the Underlying Funds, disbursing or crediting to Owners the proceeds of redemptions of Underlying Funds and providing account statements to Owners showing their beneficial investment in the Underlying Funds; (ii) Shareholder Services, such as providing information regarding Underlying Funds to Owners, maintaining a call center to facilitate answering Owner questions regarding the Underlying Funds and effecting transactions in the shares of Underlying Funds on behalf of Owners;
and (iii) Distribution Services, such as distributing prospectuses for the Underlying Funds to prospective Owners, training of sales personnel and such other distribution related services as an Underlying Fund may reasonably request. For providing Administrative/Sub-Transfer Agency services and/or Shareholder Services, the compensation which the Company receives varies based on the services being provided, but is generally between 0.15% to 0.50% of the average net assets of the Contract invested in the Underlying Fund. For providing Distribution Services, the compensation which SDI receives is generally not expected to exceed 0.25% of the average net assets of the Contract invested in the Underlying Fund.


THE CONTRACT

GENERAL -- The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your purchase payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated purchase payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.


   The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 403(b), 408, or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b), or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRA's established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan. If you are purchasing the Contract as an investment vehicle for a Section 403(b), 408, or 408A Qualified Plan, you should consider that the contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.


APPLICATION FOR A CONTRACT -- If you wish to purchase a Contract, you may submit an application and an initial purchase payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or purchase payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

   The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

PURCHASE PAYMENTS -- The minimum initial purchase payment for the purchase of a Contract is $10,000. Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $500. The minimum subsequent purchase payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum purchase payment requirement under certain circumstances. Purchase payments exceeding $1 million will not be accepted without prior approval of the Company.


   The Company will apply the initial purchase payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company at its Administrative Office; provided that the purchase payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such purchase payment. The application form will be provided by the Company. If the Company does not receive a complete application, the Company will hold your purchase payment in its general account and will notify you that it does not have the necessary information to issue a Contract and/or apply the purchase payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial purchase payment or if the Company determines it cannot otherwise issue the Contract and/or apply the purchase payment to your Contract, the Company will return the initial purchase payment to you unless you consent to the Company retaining the purchase payment until the application is made complete.

   The Company will credit subsequent purchase payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office. Purchase payments after the initial purchase payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent purchase payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent purchase payments may be paid under an Automatic Investment Program. The initial purchase payment required must be paid before the Company will accept the Automatic Investment Program.


ALLOCATION OF PURCHASE PAYMENTS -- In an application for a Contract, you select the Subaccounts or the Fixed Account to which purchase payments will be allocated. Purchase payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no purchase payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account; provided that the Fixed Account is available under your Contract.

   You may change the purchase payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your purchase payment allocation and changes to an existing Dollar Cost Averaging or Asset
Reallocation Option by telephone provided the Electronic Transfer Privilege section of the application or the proper form is properly completed, signed, and filed at the Company's Administrative Office. Changes in the allocation of future purchase payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

DOLLAR COST AVERAGING OPTION -- Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.


   An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar coast averaging would extend over a period of at least one year.


   After the Company has received an Asset Reallocation/Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly or quarterly anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of an Asset Reallocation/Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under "Transfers of Contract Value."

   You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Asset Reallocation/ Dollar Cost
Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.

   You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."

ASSET REALLOCATION OPTION -- Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

   To elect this option an Asset Reallocation/Dollar Cost Averaging request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

   Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer or, in the case of a new Contract, will allocate the initial purchase payment, among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation/Dollar Cost Averaging request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under "Transfers of Contract Value."

   You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation/Dollar Cost Averaging form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.

   Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."


TRANSFERS OF CONTRACT VALUE -- You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been properly completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.


   The Company effects transfers between Subaccounts at their respective accumulation unit values as of the close of the Valuation Period during which the transfer request is received.

   You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account."


   The Company reserves the right to limit the number of transfers to 14 in a Contract Year. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may be disruptive to the Underlying Funds in which the Subaccounts invest. We reserve the right to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners (regardless of the number of previous transfers during the Contract Year). In making this determination, we will consider among other things, the following factors:

o  The total dollar amount being transferred;

o  The number of transfers you made within the previous three months;

o Whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o Whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

The Company reserves the right to limit the size and frequency of transfers and to discontinue telephone and other electronic transfers. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners, the Company may among other things, restrict the availability of telephone transfers or other electronic transfers and may require that you submit transfer requests in writing via regular U.S. mail. We may also refuse to act on transfer instructions of an agent who is acting on behalf of one or more Owners. Also, certain of the Underlying Funds have in place limits on the number of transfers permitted, which limits are more restrictive than 14 per Contract Year. If we choose to discontinue your right to use telephone and other electronic transfers or to otherwise restrict the size and/or frequency of your transfers, we will so notify you in writing.

   While the Company discourages market timing and excessive short-term trading, the Company cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.


CONTRACT VALUE -- The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

   On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value." No minimum amount of Contract Value is guaranteed. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE -- Your Contract Value will vary to a degree that depends upon several factors, including

o Investment performance of the Subaccounts to which you have allocated Contract Value,

o  Payment of purchase payments,

o  The amount of any outstanding Contract Debt,

o  Full and partial withdrawals, and

o Charges assessed in connection with the Contract, including charges for any optional Riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Fund. The investment performance of the Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

   Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner's interest in a Subaccount. When you allocate purchase payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the purchase payment is credited.

   In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

   The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

   The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.60%, and (5) the administration charge under the Contract of 0.15%.


   The minimum mortality and expense risk charge of 0.60% and the administration charge of 0.15% are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis. Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company does not assess a pro rata Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.


FULL AND PARTIAL WITHDRAWALS -- An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office. A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

   The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges, any pro rata account charge and any uncollected premium taxes. If an Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under "Extra Credit."

   The Company requires the signature of all Owners on any request for withdrawal, and a guarantee of all such signatures to effect the transfer or exchange of all or part of the Contract for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

   A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request provided there is sufficient Contract Value to meet the request. Any withdrawal charge will be deducted from remaining Contract Value, provided there is sufficient Contract Value available. Alternatively, you may request that any withdrawal charge be deducted from your payment. Upon payment, your Contract Value will be reduced by an amount equal to the payment, plus any applicable withdrawal charge, or if you requested that any withdrawal charge be deducted from your payment, your payment will be reduced by the amount of any such charge. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit." If a partial withdrawal is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal.

   The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner's instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

   A full or partial withdrawal, including a systematic withdrawal, may be subject to a withdrawal charge if a withdrawal is made from purchase payments that have been held in the Contract for less than seven years and may be subject to a premium tax charge to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge" and "Premium Tax Charge."

   A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) or 408 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

SYSTEMATIC WITHDRAWALS -- The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Request for Scheduled Systematic Payments form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

   Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit." Any systematic withdrawal that equals or exceeds the Withdrawal Value will be treated as a full withdrawal. In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal $0.

   The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

   The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Federal Tax Matters."


FREE-LOOK RIGHT -- You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you purchase payments allocated to the Fixed Account (not including any Credit Enhancements if an Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we received your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements.


   Some states' laws require us to refund your purchase payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund purchase payments allocated to the Subaccounts rather than Contract Value.

DEATH BENEFIT -- If the Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will pay the death benefit proceeds to the Designated Beneficiary upon receipt of due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be payable upon receipt of due proof of death of either Owner and instructions regarding payment.

   If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of the Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

   The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1. The sum of all purchase payments (not including any Credit Enhancements if an Extra Credit Rider was in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2. The Contract Value on the date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner's death).

   If any Owner was age 81 or older on the Contract Date, or if due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.


   If you purchased one of the optional Riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the Rider. See the discussion of Annual Stepped Up Death Benefit Rider, Guaranteed Growth Death Benefit Rider, Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, Enhanced Death Benefit Rider, Combined Enhanced and Annual Stepped Up Death Benefit Rider, Combined Enhanced and Guaranteed Growth Death Benefit Rider, Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Rider and Total Protection Rider. Your death benefit proceeds under the Rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account charge and any uncollected premium tax.

   The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Participant has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.


DISTRIBUTION REQUIREMENTS -- For Contracts issued in connection with a Non-Qualified Plan, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse's death or the Annuity Start Date or receive the death benefit proceeds.

   For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

   For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT -- If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

CHARGES AND DEDUCTIONS


CONTINGENT DEFERRED SALES CHARGE -- The Company does not deduct sales charges from purchase payments before allocating them to Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a "withdrawal charge") on a full or partial withdrawal, including systematic withdrawals, depending on how long your purchase payments have been held under the Contract.


   The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of purchase payments, excluding any Credit Enhancements, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first day of that Contract Year.

   The withdrawal charge applies to the portion of any withdrawal, consisting of purchase payments, that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from purchase payments in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce purchase payments for the purpose of determining future withdrawal charges.

   The amount of the charge will depend on how long your purchase payments have been held under the Contract. Each purchase payment you make is considered to have a certain "age," depending on the length of time since the purchase payment was effective. A purchase payment is "age one" in the year beginning on the date the purchase payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                     ======================================
                     PURCHASE PAYMENT AGE        WITHDRAWAL
                          (IN YEARS)               CHARGE
                     --------------------------------------
                               1                     7%
                               2                     7%
                               3                     6%
                               4                     5%
                               5                     4%
                               6                     3%
                               7                     2%
                          8 and over                 0%
                     ======================================

   In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of purchase payments paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

   The Company pays sales commissions to broker-dealers and other expenses associated with the promotion and sales of the Contract. The withdrawal charge is designed to reimburse the Company for these costs, although it is expected that actual expenses will be greater than the amount of the charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.


Broker-dealers may receive aggregate commissions of up to 6.5% of aggregate purchase payments. The Company also may pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements will vary. In addition, registered representatives may be eligible, under programs adopted by the Company to receive non-cash compensation such as expense-paid due diligence trips and educational seminars. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the NASD.


MORTALITY AND EXPENSE RISK CHARGE -- The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.60%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts it from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

     =====================================================================
                                                      ANNUAL MORTALITY AND
     CONTRACT VALUE                                   EXPENSE RISK CHARGE
     ---------------------------------------------------------------------
     Less than $25,000 ...............................       0.85%
     At least $25,000 but less than $100,000 .........       0.70%
     $100,000 or more ................................       0.60%
     =====================================================================


During the Annuity Period, the mortality and expense risk charge is 1.25% under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.


   The expense risk is the risk that the Company's actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

   The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See "Determination of Contract Value" for more information about how the Company deducts the mortality and expense risk charge.

ADMINISTRATION CHARGE -- The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contracts and operation of the Subaccounts.

ACCOUNT ADMINISTRATION CHARGE -- The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

PREMIUM TAX CHARGE -- Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a purchase payment. The Company may deduct premium tax upon a full or partial withdrawal if a premium tax has been incurred and is not refundable. In Maine, the Company deducts the premium tax from purchase payments applied to a Non-Qualified Plan. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

OTHER CHARGES -- The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes."

VARIATIONS IN CHARGES -- The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial purchase payment or projected purchase payments or the Contract is sold in connection with a group or sponsored arrangement.


GUARANTEE OF CERTAIN CHARGES -- The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 0.85% (1.25% during the Annuity Period) of each Subaccount's average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount's average daily net assets; and (3) the account administration charge will not exceed $30 per year.


UNDERLYING FUND EXPENSES -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in the Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract.

OPTIONAL RIDER CHARGES


In addition to the charges and deductions discussed above, you may purchase certain optional Riders under the Contract. The Company makes each Rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, which are also available for purchase on a Contract Anniversary. You may select only one Rider that provides a death benefit. You may not terminate a Rider after issue, unless otherwise stated.

   The Company deducts a monthly charge from Contract Value for any Riders elected by the Owner. The Company generally will deduct the monthly Rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly Rider charge for the life of the Contract if you elect
Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. Each Rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. You may not select Riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such Riders, 1.40%, would exceed the applicable maximum Rider charge of 1.00%.

GUARANTEED MINIMUM INCOME BENEFIT -- This Rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements, net of any premium tax, less an adjustment for Withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elect the Guaranteed Minimum Income Benefit at 5%, please not that the Company will credit a maximum rate of 4% for amounts allocated to the SBL Money Market Subaccount or the Fixed Account; however you will still pay the Rider charge applicable to the 5% rate.)


   In crediting interest, the Company takes into account the timing of when each purchase payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

   You may apply the Minimum Income Benefit, less any applicable Premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under "Annuity Options." The Annuity rates for this Rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2%. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider varies based upon the interest rate selected as set forth below:

                       =================================
                       INTEREST RATE        RIDER CHARGE
                       ---------------------------------
                            3%                 0.15%
                            5%                 0.30%
                       =================================

ANNUAL STEPPED UP DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.  The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

o The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

o Any purchase payments received by the Company since the applicable Contract Anniversary; less

o An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary. In the event of a withdrawal, the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

   If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

   This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.20%. See the discussion under "Death Benefit."

GUARANTEED GROWTH DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.  The Guaranteed Growth Death Benefit.


The Guaranteed Growth Death Benefit is an amount equal to purchase payments and any Credit Enhancements, net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% not available to Texas residents), as elected in the application. (If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the SBL Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the rate you have selected.) In crediting interest, the Company takes into account the timing of when each purchase payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner's 80th birthday; (3) the date due proof of the Owner's death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner's date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.


   The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of purchase payments (not including any Credit Enhancements), net of premium tax and any withdrawals, including withdrawal charges.

   If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be Contract Value, as set forth in item 2 above.

   This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider varies based upon the interest rate selected as set forth below:


                       ==================================
                       INTEREST RATE         RIDER CHARGE
                       ----------------------------------
                            3%                  0.10%
                            5%                  0.20%
                            6%*                 0.25%
                            7%*                 0.30%
                       ----------------------------------
                       *Not available to Texas residents.
                       ==================================


See the discussion under "Death Benefit."

COMBINED ANNUAL STEPPED UP AND GUARANTEED GROWTH DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.  The Annual Stepped Up Death Benefit (as described above); or

4.  The Guaranteed Growth Death Benefit at 5% (as described above).

   If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

   This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.25%. See the discussion under "Death Benefit."


ENHANCED DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greater of:


1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges; or

2. The Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted purchase payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or
(2) 25% of adjusted purchase payments.

o "Contract gain" is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted purchase payments.

o "Adjusted purchase payments" are equal to all purchase payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, purchase payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

   If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company.

   This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.25%. See the discussion under "Death Benefit."


COMBINED ENHANCED AND ANNUAL STEPPED UP DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:


1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).

   If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company.

   This Rider is available only if the age of the Owner at the time the Rider is issued is age 79 or younger. The charge for this Rider is 0.35%. See the discussion under "Death Benefit."


COMBINED ENHANCED AND GUARANTEED GROWTH DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:


1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

   If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company.

   This Rider is available only if the age of the Owner at the time the Rider is issued is age 79 or younger. The charge for this Rider is 0.35%. See the discussion under "Death Benefit."


COMBINED ENHANCED, ANNUAL STEPPED UP, AND GUARANTEED GROWTH DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:


1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

   If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company.

   This Rider is available only if the age of the Owner at the time the Rider is issued is age 79 or younger. The charge for this Rider is 0.40%. See the discussion under "Death Benefit."

GUARANTEED MINIMUM WITHDRAWAL BENEFIT -- You may purchase this Rider when you purchase the Contract or on any Contract Anniversary. If you elect this Rider when you purchase the Contract, your "Benefit Amount" is equal to a percentage of the initial purchase payment including any Credit Enhancement. If you purchase the Rider on a Contract Anniversary, your Benefit Amount is equal to a percentage of your Contract Value on the date we add this Rider to your Contract. The Benefit Amount is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount."

   Under this Rider, you may withdraw up to a specified amount each Contract Year (the "Annual Withdrawal Amount"), regardless of market performance, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial purchase payment including any Credit Enhancement (or Contract Value on the purchase date of the Rider if the Rider is purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

                   =========================================
                         ANNUAL
                   WITHDRAWAL AMOUNT*        BENEFIT AMOUNT*
                   -----------------------------------------
                           5%                     130%
                           6%                     110%
                           7%                     100%
                   -----------------------------------------
                   *A  percentage  of the  initial  purchase
                    payment including any Credit Enhancement
                    (or Contract  Value on the purchase date
                    of the Rider if the  Rider is  purchased
                    on a Contract Anniversary)
                   =========================================

If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.

   If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this Rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided that withdrawals of the Annual Withdrawal Amount are not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have an Extra Credit Rider in effect. Please see the discussion under "Contingent Deferred Sales Charge" and "Extra Credit." Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. Please see "Federal Tax Matters."

   The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional purchase payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional purchase payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the purchase payment including any Credit Enhancement, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the purchase payment including any Credit Enhancement, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected. The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

   After the fifth anniversary of the purchase of this Rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the Rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.


   While this Rider is in effect, we reserve the right to restrict subsequent purchase payments. This Rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This Rider may not be reinstated by purchase payments or reset after such termination. This Rider is available only if the age of each Owner and Annuitant at the time the Rider is purchased is age 85 or younger. The charge for this Rider is 0.45%. The Company reserves the right to increase the Rider charge at the time of any reset; however, the Company guarantees the Rider charge upon reset will not exceed 1.10% on an annual basis.


TOTAL PROTECTION -- You may purchase this Rider when you purchase the Contract or on any Contract Anniversary. This Rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.


   Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under "Guaranteed Growth Death Benefit," with the following differences. Under this Rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this Rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of purchase payments (not including any Credit Enhancements or purchase payments made during the 12 months preceding the Owner's date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this Rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts, including the SBL Money Market Subaccount, or the Fixed Account. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.

   This Rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under "Guaranteed Minimum Withdrawal Benefit" above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Benefit Amount is equal to 100%, of the initial purchase payment including any Credit Enhancement (or Contract Value on the purchase date of this Rider if the Rider is purchased on a Contract Anniversary).


   The Guaranteed Minimum Accumulation Benefit provides that at the end of the "Term," which is the ten-year period beginning on the date of your purchase of the Rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts and the Fixed Account in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.

   The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial purchase payment including any Credit Enhancement (or Contract Value on the purchase date of this Rider if the Rider is purchased on a Contract Anniversary); plus 105% of any purchase payments (including any Credit Enhancement) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the
Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

   The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by purchase payments or reset after such termination.


   After the fifth anniversary of the purchase of this Rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the Rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.


   This Rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.


   While this Rider is in effect, we reserve the right to restrict subsequent purchase payments. This Rider is available only if the age of each Owner and Annuitant at the time the Rider is purchased is age 79 or younger. The charge for this Rider is 0.85%. The Company reserves the right to increase the Rider charge at the time of any reset; however, the Company guarantees the Rider charge upon reset will not exceed 1.45% on an annual basis.


EXTRA CREDIT -- This Rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this Rider only at issue. A Credit Enhancement of 3%, 4% or 5% of purchase payments, as elected in the application, will be added to Contract Value for each purchase payment made in the first Contract Year. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your purchase payment. This Rider is available only if the age of the Owner on the Contract Date is age 80 or younger.

   In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the Rider's date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1.  The amount of the withdrawal, including any withdrawal charges, by

2.  Contract Value immediately prior to the withdrawal.

   The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of purchase payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first day of that Contract Year.

   This Rider is available only if the age of the Owner at the time the Contract is issued is age 80 or younger. The charge for this Rider will be deducted for a period of seven years from the Contract Date. The charge varies based upon the Credit Enhancement rate selected as set forth below:

                  ===========================================
                  CREDIT ENHANCEMENT RATE        RIDER CHARGE
                  -------------------------------------------
                            3%                      0.40%
                            4%                      0.55%
                            5%                      0.70%
                  ===========================================

You may not have more than one Extra Credit Rider in effect on your Contract. You may not select an Annuity Start Date that is prior to seven years from the effective date of the Rider.

   The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See "Free-Look Right." In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See "Waiver of Withdrawal Charge." Death benefit proceeds may exclude all or part of any Credit Enhancements. See "Death Benefit" and the discussions of the death benefit riders.

   The Company expects to make a profit from the charge for this Rider and funds payment of the Credit Enhancements through the Rider charge and the vesting schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make purchase payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned EACH year during the seven-year period beginning on the Contract Date to break even on the Rider. The rate of return assumes that all purchase payments are made during the first Contract Year when the Credit Enhancement is applied to purchase payments. If purchase payments are made in subsequent Contract Years, the applicable Rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

   If your actual returns are greater than the amount set forth below and you make no purchase payments after the first Contract Year, you will profit from the purchase of the Rider. If your actual returns are less, for example, in a down market, you will be worse off than if you had not purchased the Rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the Rider.

                ================================================
                                                RATE OF RETURN
                CREDIT ENHANCEMENT RATE        (NET OF EXPENSES)
                ------------------------------------------------
                          3%                        -5.00%
                          4%                        -1.50%
                          5%                         0.80%
                ================================================

WAIVER OF WITHDRAWAL CHARGE -- This Rider makes available a waiver of withdrawal charge in the event of your confinement to a nursing home, terminal illness, or total and permanent disability prior to age 65.


   The Rider defines confinement to a hospital or nursing facility,  as follows:
(1) you have been confined to a "hospital" or "qualified skilled nursing facility" for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.


   The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a "terminal illness"; and (2) such illness was first diagnosed after the Contract was issued.

   The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

   Prior to making a withdrawal pursuant to this Rider, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

   The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver. This Rider is available only if the age of the Owner at the time the Contract is issued is age 90 or younger. The charge for this Rider is 0.05%.

   If you have also purchased an Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this Rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total purchase payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal.

ALTERNATE WITHDRAWAL CHARGE -- This Rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the Rider, which is available only at issue.

           =========================================================
                0-YEAR SCHEDULE                4-YEAR SCHEDULE
           --------------------------     --------------------------
            PURCHASE                       PURCHASE
           PAYMENT AGE     WITHDRAWAL     PAYMENT AGE     WITHDRAWAL
           (IN YEARS)        CHARGE       (IN YEARS)        CHARGE
           ---------------------------------------------------------
           0 and over          0%              1              7%
                                               2              7%
                                               3              6%
                                               4              5%
                                          5 and over          0%
           =========================================================

The charge for this Rider is 0.70% if you select the 0-year schedule and 0.55% if you select the 4-year schedule. If the 4-Year Alternate Withdrawal Charge
Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon purchase payment age (in years) of 1, 2, 3 and 4 and over. The charge for the 3-year schedule is 0.40%. If you purchase this Rider, the withdrawal charge selected under the Rider will apply in lieu of the 7-year withdrawal charge schedule described under "Contingent Deferred Sales Charge." If you have also purchased an Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Extra Credit."

ANNUITY PERIOD

GENERAL -- You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

   On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms--either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

   The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect your life expectancy based upon your age as of the Annuity Start Date and your gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

   Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.


   You  may  elect  to  receive  annuity  payments  on  a  monthly,   quarterly,
semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).


   You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.

   Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump-sum settlement in lieu thereof. Under Annuity Options 5 through 7, full or partial withdrawals may be made after the Annuity Start Date, subject to any applicable withdrawal charge. The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the FIRST annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

ANNUITY OPTIONS--

   OPTION 1 -- LIFE INCOME. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   OPTION 2 -- LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made.

   OPTION 3 -- LIFE WITH INSTALLMENT OR UNIT REFUND OPTION. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

   OPTION 4 -- JOINT AND LAST SURVIVOR. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   OPTION 5 -- PAYMENTS FOR SPECIFIED PERIOD. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

   OPTION 6 -- PAYMENTS OF A SPECIFIED AMOUNT. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.

   OPTION 7 -- PERIOD CERTAIN. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

   OPTION 8 -- JOINT AND CONTINGENT SURVIVOR OPTION. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTIONS 1 AND 4, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3 1/2%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

   The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

   The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

   On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount's Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner exchanges Annuity Units among Subaccounts or makes a withdrawal under Option 7.

   Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.

SELECTION OF AN OPTION -- You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant. For a Non-Qualified Plan, the Company does not allow annuity payments to be deferred beyond the Annuitant's 95th birthday.

THE FIXED ACCOUNT

   The Fixed Account is not available in all states. If it is available under your Contract, you may allocate all or a portion of your purchase payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

   Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account.

INTEREST -- Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum ("Guaranteed Rate"). The Guaranteed Rate ranges from 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time.

   Contract Value allocated or transferred to the Fixed Account will earn interest at the Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account. The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.

   Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

   For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."

DCA PLUS ACCOUNT -- The DCA Plus Account is not available in all states. If it is available in your state, you may allocate all or part of your initial purchase payment to the DCA Plus Account, which is part of the Company's Fixed Account. The rate of Current Interest declared by the Company for the DCA Plus Account will be fixed for the applicable DCA Plus Period, which is a six-month or 12-month period that begins as of the Valuation Date your purchase payment is applied to the DCA Plus Account. If you would like to allocate your initial purchase payment to the DCA Plus Account, you must complete a DCA Plus form, which is available upon request. Upon the form, you must select the applicable DCA Plus Period, the Subaccounts to which monthly transfers from the DCA Plus Account will be made, and the percentage to be allocated to each such Subaccount. Transfers from the DCA Plus Account to the Fixed Account are not permitted.

   The Company will transfer your Contract Value allocated to the DCA Plus Account to the Subaccounts that you select on a monthly basis over the DCA Plus Period. The Company will effect each transfer on the monthly anniversary of the date that your purchase payment is allocated to the DCA Plus Account, and the first such transfer will be made on the first monthly anniversary of that date. The amount of each monthly transfer is found by dividing Contract Value allocated to the DCA Plus Account by the number of months remaining in the DCA Plus Period. The Company may declare a rate of Current Interest for the DCA Plus Account that differs from the rate declared for the Fixed Account.

   You may allocate only purchase payments to the DCA Plus Account, and transfers of Contract Value to this account are not permitted under the Contract. Any purchase payments allocated to the DCA Plus Account must be made during the DCA Plus Period and will be transferred to the Subaccounts over the months remaining in the DCA Plus Period. The DCA Plus Account is not available if you have purchased a 0-Year or 4-Year Alternate Withdrawal Charge Rider or an Extra Credit Rider, or if the DCA Plus Period has expired. You may terminate your allocation to the DCA Plus Account by sending a written request to transfer all Contract Value allocated to the DCA Plus Account to one or more of the Subaccounts.


DEATH BENEFIT -- The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."


CONTRACT CHARGES -- Premium taxes and the account administration, optional Rider and withdrawal charges will be the same for Owners who allocate purchase payments or transfer Contract Value to the Fixed Account as for those who allocate purchase payments or transfer Contract Value to the Subaccounts.
Optional Rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account, and you will not participate in the investment experience of the Subaccounts.

TRANSFERS AND WITHDRAWALS FROM THE FIXED ACCOUNT -- You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.


   The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See "Transfers of Contract Value."


   If purchase payments are allocated (except purchase payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such purchase payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

   You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans."

PAYMENTS FROM THE FIXED ACCOUNT -- Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a written request in proper form is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

MORE ABOUT THE CONTRACT

OWNERSHIP -- The Owner is the person named as such in the application or in any later change shown in the Company's records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as "Non-natural Persons." See "Federal Tax Matters."

   JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

DESIGNATION AND CHANGE OF BENEFICIARY -- The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

   Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

DIVIDENDS -- The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT -- The Company will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will effect a transfer between Subaccounts or from a Subaccount to the Fixed Account on the Valuation Date a proper request is received at the Company's Administrative Office. However, the Company can postpone the calculation or payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

o During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

o During which trading on the New York Stock Exchange is restricted as determined by the SEC,

o During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

o For such other periods as the SEC may by order permit for the protection of investors.

PROOF OF AGE AND SURVIVAL -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS -- If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

LOANS -- If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract; provided, however, that loans are not available in certain states. If loans are available in your state, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.

   When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account," which is an account within the Fixed Account. Amounts allocated to the Loan Account earn the minimum rate of interest guaranteed under the Fixed Account.

   Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company. Because the Contract Value maintained in the Loan Account (which will earn the Guaranteed Rate) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate.

   Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. You must label each loan payment as such. If not labeled as a loan payment, amounts received by the Company will be treated as purchase payments. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to purchase payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

   If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default. The total outstanding loan balance, which includes accrued interest, will be reported to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from contract Value on or after the Contractowner attains age 59 1/2. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.

   While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Internal Revenue Code.

   In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

   You should consult with your tax adviser on the effect of a loan.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS -- Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

   Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59 1/2, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, or paying amounts needed to avoid eviction or foreclosure that may ONLY be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

   If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

   The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters."

FEDERAL TAX MATTERS

INTRODUCTION -- The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT--

   GENERAL.  The Company  intends to be taxed as a life insurance  company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

   CHARGE FOR THE COMPANY'S TAXES. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

   Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

   DIVERSIFICATION STANDARDS. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Fund, intends to comply with the diversification requirements of
Section 817(h).

   In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

   The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating purchase payments and Contract Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objectives or investment policies.

INCOME TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS -- Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" and "Diversification Standards." Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

   SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY START DATE. Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of purchase payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

   SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY START DATE. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

   For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

   PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d));
(vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

   If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item
(iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS--

   DISTRIBUTION-AT-DEATH RULES. In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

   Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner's spouse.

   GIFT OF ANNUITY CONTRACTS. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

   CONTRACTS OWNED BY NON-NATURAL PERSONS. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the purchase payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

   MULTIPLE CONTRACT RULE. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

   In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

   POSSIBLE TAX CHANGES. In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

   TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

QUALIFIED PLANS -- The Contract may be used with Qualified Plans that meet the requirements of Section 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

   The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner's Beneficiary designation or elected payment option may not be enforceable.

   The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

   The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

   SECTION 403(B). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity program.

   Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee's interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

   If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

   If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

   A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

   Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee.

   A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

   Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."

   SECTIONS 408 AND 408A. INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this section are called "traditional IRAs" to distinguish them from "Roth IRAs," which are described below.

   IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:


                       =================================
                            TAX YEAR              AMOUNT
                       ---------------------------------
                              2004                $3,000
                            2005-2007             $4,000
                       2008 and thereafter        $5,000
                       =================================

Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $500 during the tax years of 2004-2005, or $1,000 for the 2006 tax year or any tax year thereafter. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($65,000 for a married couple filing a joint return and $45,000 for a single taxpayer in 2004). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $150,000 and $160,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.


   Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

   In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 70 1/2--the contract owner's retirement date, if any, will not affect his or her required beginning date. See "Section 403(b)." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution that bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

   Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to an eligible retirement plan, including another traditional IRA. In certain cases, a distribution of nondeductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."

   ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $95,000 to $110,000 in adjusted gross income ($150,000 to $160,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $1000,000.

   Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from a traditional IRA are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the contract owner's lifetime. Generally, however, the amount remaining in a Roth IRA after the contract owner's death must begin to be distributed by the end of the first calendar year after death, and made over a beneficiary's life expectancy. If there is no beneficiary, or if the beneficiary elects to delay distributions , the account must be distributed by the end of the fifth full calendar year after death of the contract owner.

   ROLLOVERS. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the employee's gross income until some future time.

   If any portion of the balance to the credit of an employee in a Section 403(b) plan is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an "eligible retirement plan," then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

   An "eligible retirement plan" will be another Section 403(b) plan, a traditional individual retirement account or annuity described in Code Section 408.

   A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.


   TAX PENALTIES. PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; or (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.


   The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

   MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

   WITHHOLDING. Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

   Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

   The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION


VOTING OF UNDERLYING FUND SHARES -- The Company is the legal owner of the shares of Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.


   The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

   Voting rights  attributable  to your Contract Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS -- The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. The Company may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

   In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

   The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

   Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of any Subaccount to another separate account or Subaccount.

   In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS -- The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

REPORTS TO OWNERS -- The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon purchase payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

   You will also receive an annual and semiannual report containing financial statements for each Underlying Fund, which will include a list of the portfolio securities of each Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

ELECTRONIC TRANSFER PRIVILEGES -- You may request a transfer of Contract Value and may make changes to an existing Dollar Cost Averaging or Asset Reallocation option by telephone if the Electronic Transfer Privilege section of the application or the proper form has been properly completed, signed, and filed at the Company's Administrative Office. The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you may not be able to request transfers by telephone and would have to submit written requests.

   By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

LEGAL PROCEEDINGS -- There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS -- Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

PERFORMANCE INFORMATION

   Performance information for the Subaccounts, including the yield and effective yield of the Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

   Current yield for the Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings.

   For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge and contingent deferred sales charge and may simultaneously be shown for other periods.

   Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

   Although the Contract was not available for purchase until December 4, 2000, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contract that incorporate the performance of the Underlying Funds.



   Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.



ADDITIONAL INFORMATION

REGISTRATION STATEMENT -- A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).


FINANCIAL STATEMENTS -- The consolidated financial statements of the Company and Subsidiaries at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of Variable Annuity Account XIV - SecureDesigns Variable Annuity at December 31, 2003, and for each of the specified periods ended December 31, 2003, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

   The Statement of Additional Information contains more specific information and financial statements relating to the Company and its Subsidiaries. The table of contents of the Statement of Additional Information is set forth below:


GENERAL INFORMATION AND HISTORY
  Safekeeping of Assets

DISTRIBUTION OF THE CONTRACT

METHOD OF DEDUCTING THE EXCESS CHARGE

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS
  Section 403(b)
  Sections 408 and 408A

PERFORMANCE INFORMATION

EXPERTS

FINANCIAL STATEMENTS

OBJECTIVES FOR UNDERLYING FUNDS

--------------------------------------------------------------------------------
There is no  guarantee  that  any  Underlying  Fund  will  meet  its  investment objective.
--------------------------------------------------------------------------------

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION MAY BE FOUND IN THE RESPECTIVE PROSPECTUSES. PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS.

AIM VARIABLE INSURANCE FUNDS -- The AIM Variable Insurance Funds are an open-end investment company. Shares of the Fund's portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products. A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as investment adviser and manager of the portfolios of the Fund.

   AIM V.I. BASIC VALUE FUND (SERIES II). AIM V.I. Basic Value Fund (the "Fund") is a portfolio of the AIM Variable Insurance Funds.

   INVESTMENT OBJECTIVE: To seek long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the Fund's portfolio managers believe to be undervalued in relation to long-term earning power or other factors. The Fund may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments, all of which are issued by U.S. issuers. The Fund may also invest up to 25% of its total assets in foreign issuers.


   AIM V.I. INTERNATIONAL GROWTH FUND (SERIES II). AIM V.I. International Growth Fund (the "Fund") is a portfolio of the AIM Variable Insurance Funds.

   INVESTMENT OBJECTIVE: To seek long-term growth of capital. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum. The Fund may invest up to 20% of its total assets in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The Fund may also invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of foreign companies. Such percentage limitations are applied at the time of purchase.


   AIM V.I. MID CAP CORE EQUITY FUND (SERIES II). AIM V.I. Mid Cap Core Equity Fund (the "Fund") is a portfolio of the AIM Variable Insurance Funds.

   INVESTMENT OBJECTIVE: To seek long-term growth of capital. The Fund seeks this objective by investing, normally, at least 80% of its total assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of mid-cap companies. The Fund considers a company to be a mid-cap company if it has a market capitalization at the time of purchase, within the range of market capitalizations of companies included in the Russell MidcapTM Index. In complying with the 80% investment requirement, the Fund may include synthetic instruments, which are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Fund may also invest up to 25% of its total assets in foreign securities.


   AIM V.I. REAL ESTATE FUND (SERIES I). AIM V.I. Real Estate Fund (the "Fund") is a series of the INVESCO Variable Investment Funds, Inc., which is described below. AIM Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the Fund's investment adviser and INVESCO Institutional (N.A.), Inc., 1355 Peachtree Street, NE, Suite 250, Atlanta, Georgia, serves as the Fund's sub-adviser.

   INVESTMENT OBJECTIVE: To seek to achieve high total return. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies. In complying with this 80% investment requirement, the fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts.


AMERICAN CENTURY(R) VP FUND -- The American Century VP Fund is an open-end investment company. Shares of the Fund's portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products. American Century Investment Management, Inc., 4500 Main Street, Kansas City, Missouri 64111, serves as investment adviser and manager of the series of the Fund.

   AMERICAN CENTURY VP ULTRA(R) FUND (CLASS II). American Century VP Ultra Fund (the "Fund") is a series of the American Century VP Fund.

   INVESTMENT OBJECTIVE: To seek long-term capital growth. The Fund managers look for stocks of large companies they believe will increase in value over time, using a growth investment strategy developed by American Century. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating pace. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value. The managers use a bottom-up approach to select stocks to buy for the Fund. This means that the managers make their investment decisions based primarily on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Although most of the Fund's assets will be invested in U.S. companies, there is no limit on the amount of assets the Fund can invest in foreign companies, which present some unique risks. The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally.

   AMERICAN CENTURY VP VALUE FUND (CLASS II). American Century VP Value Fund (the "Fund") is a series of the American Century VP Fund.

   INVESTMENT OBJECTIVE: To seek long-term capital growth. Income is a secondary objective. The Fund managers look for stocks of companies that they believe are undervalued at the time of purchase, using a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. Under normal market conditions, the Fund managers intend to keep at least 80% of the Fund's assets invested in U.S. equity securities.


DREYFUS VARIABLE INVESTMENT FUND -- Dreyfus Variable Investment Fund is an open-end investment company. Shares of the Fund are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, serves as investment adviser to the Dreyfus Variable Investment Fund.

   DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO (SERVICE CLASS). Dreyfus VIF International Value Portfolio (the "Fund") is a series of the Dreyfus Variable Investment Fund.

   INVESTMENT OBJECTIVE: The Fund seeks long-term capital growth. To pursue this goal, the Fund normally invests at least 80% of its assets in stocks. The Fund ordinarily invests most of its assets in securities of foreign companies. The Fund's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter. The Fund may invest in companies of any size. The Fund may also invest in companies located in emerging markets.

   DREYFUS  VIF  TECHNOLOGY  GROWTH  PORTFOLIO  (SERVICE  CLASS).   Dreyfus  VIF
Technology Growth Portfolio (the "Fund") is a series of the Dreyfus Variable Investment Fund.

   INVESTMENT OBJECTIVE: The Fund seeks capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the Fund's assets may be invested in foreign securities. The Fund's stock investments may include common stocks, preferred stocks and convertible securities.

INVESCO VARIABLE INVESTMENT FUNDS, INC.-- The INVESCO Variable Investment Funds, Inc. is an open-end investment company. Shares of the Fund's portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products.

   INVESCO VIF HEALTH SCIENCES FUND (SERIES I). INVESCO VIF Health Sciences Fund (the "Fund") is a series of the INVESCO Variable Investment Funds, Inc. AIM Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the Fund's investment adviser and INVESCO Institutional (N.A.), Inc., 1355 Peachtree Street, NE, Suite 250, Atlanta, Georgia, serves as the Fund's sub-adviser.

   INVESTMENT OBJECTIVE: To seek capital growth. The Fund is actively managed and invests primarily in equity securities that INVESCO Institutional believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies that develop, produce, or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and services companies. At any given time, 20% of the Fund's assets is not required to be invested in the sector.


OPPENHEIMER VARIABLE ACCOUNT FUNDS -- The Oppenheimer Variable Account Funds is an open-end investment company. Shares of the Variable Account Funds' portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products. OppenheimerFunds, Inc., 498 Seventh Avenue, New York, New York, 10018, serves as investment adviser and manager of the series of the Oppenheimer Variable Account Funds.

   OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA (SERVICE CLASS). Oppenheimer Main Street Small Cap Fund (the "Fund") is a series of the Oppenheimer Variable Account Funds.

   INVESTMENT OBJECTIVE: To seek capital appreciation. The Fund invests mainly in common stocks of small-capitalization ("small cap") U.S. companies that OppenheimerFunds, Inc. believes have favorable business trends or prospects. Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in securities of companies having a small market capitalization. These may include "growth" and/or "value" common stocks and other equity securities. The Fund incorporates a blended style of investing combining both growth and value styles. The Fund currently considers an issuer having a market capitalization of up to $2.5 billion to be a "small-cap" issuer. The Fund measures that capitalization at the time the Fund buys the security, and it is not required to sell the security if the issuer's capitalization grows above $2.5 billion. Over time, the Fund may change the range of assets it uses to define "small cap" issuers, as market conditions change.

PIMCO VARIABLE INSURANCE TRUST -- The PIMCO Variable Insurance Trust is an open-end investment company. Shares of the PIMCO Variable Insurance Trust's portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products. Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, serves as investment adviser and manager of the series of the PIMCO Variable Insurance Trust.

   PIMCO ALL ASSET PORTFOLIO (ADMINISTRATIVE CLASS). PIMCO All Asset Portfolio (the "Fund") is a series of the PIMCO Variable Insurance Trust.

   INVESTMENT OBJECTIVE: To seek maximum real return consistent with preservation of real capital and prudent investment management. The Fund is a "fund of funds," which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The Fund may invest in any of the funds of the PIMCO Funds: Pacific Investment Management Series, an affiliated open-end investment company, except the Strategic Balanced and All Asset Funds ("Underlying PIMS Funds"). Research Affiliates, the Fund's asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMS Funds. The Fund may invest in any or all of the Underlying PIMS Funds, but will not normally invest in every Underlying PIMS Fund at any particular time. The Fund's assets are not allocated according to a predetermined blend of shares of the Underlying PIMS Funds. Instead, when making allocation decisions among the Underlying PIMS Funds, the Fund's asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. The Fund's asset allocation sub-adviser has the flexibility to reallocate the Fund's assets among any or all of the Underlying PIMS Funds based on its ongoing analyses of the equity, fixed income and commodity markets.

   PIMCO LOW DURATION PORTFOLIO (ADMINISTRATIVE CLASS). PIMCO Low Duration Portfolio (the "Fund") is a series of the PIMCO Variable Insurance Trust.

   INVESTMENT OBJECTIVE: To seek maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Fund normally varies within a one- to three-year time frame based on PIMCO's forecast for interest rates. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities.

   PIMCO REAL RETURN PORTFOLIO (ADMINISTRATIVE CLASS). PIMCO Real Return Portfolio (the "Fund") is a series of the PIMCO Variable Insurance Trust.

   INVESTMENT OBJECTIVE: To seek maximum real return, consistent with preservation of real capital and prudent investment management. The Fund seeks its investment objective by investing under normal circumstances at least 65% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of the Fund normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index, which as of March 1, 2003 was 7.80 years. The Fund invests primarily in investment grade securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities.

THE RYDEX VARIABLE TRUST -- The Rydex Variable Trust is an open-end investment company. Shares of the Trust's portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products, as well as for certain pension, profit sharing and other retirement plans. Rydex Global Advisors, 9601 Blackwell Rd., Suite 500 Rockville, MD 20850, serves as investment adviser and manager of the portfolios of the Trust.

   RYDEX SECTOR ROTATION FUND. Rydex Sector Rotation Fund (the "Fund") is a series of the Rydex Variable Trust.

   INVESTMENT OBJECTIVE: The Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. Each month the Advisor, using a quantitative methodology, ranks approximately fifty-nine different industries based on several measures of price momentum. The Fund then invests in the top ranked industries. Subject to maintaining adequate liquidity in the fund, each industry or sector investment is intended to represent the entire industry or sector. The fund invests in equity securities, but may also invest in equity derivatives such as futures contracts, options and swap transactions. The Fund may also enter into short sales.

SBL FUND -- SBL Fund, an open-end management investment company of the series type, is organized as a Kansas corporation. SBL Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products issued by the Company and its affiliated life insurance company. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, a wholly-owned subsidiary of the Company (the "Investment Manager"), serves as the investment adviser of each Series of SBL Fund.

   SERIES A (EQUITY). Series A (Equity) (the "Fund") is a series of SBL Fund.

   INVESTMENT OBJECTIVE: To seek long-term capital growth by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include American Depositary Receipts ("ADRs") and convertible securities. The Fund typically invests in the equity securities of companies whose total market value is $5 billion or greater at the time of purchase.

   SERIES B (LARGE CAP VALUE). Series B (Large Cap Value) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, which provides investment advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek long-term growth of capital by investing, under normal market conditions, at least 80% of its total assets (plus borrowings for investment purposes) in large-capitalization value companies (those whose total market value is $5 billion or greater at the time of purchase). The Fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. issuers and U.S. dollar-denominated foreign issuers. The Fund may temporarily invest in cash, government bonds or money market securities. In choosing stocks, the Sub-Adviser, The Dreyfus Corporation, invests in value-oriented companies, which are companies that are believed to be undervalued in terms of price or other financial measurements and that are believed to have above average growth potential. The Sub-Adviser uses a blend of quantitative analysis and fundamental research to identify stocks that appear favorably priced and that may benefit from the current market and economic environment.

   SERIES C (MONEY MARKET). Series C (Money Market) (the "Fund") is a series of SBL Fund.

   INVESTMENT OBJECTIVE: To seek to provide as high a level of current income as is consistent with preserving capital. The Fund invests in high quality money market instruments with maturities of not longer than thirteen months.

   SERIES D (GLOBAL). Series D (Global) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with OppenheimerFunds, Inc., 498 Seventh Avenue, New York, New York, 10018, which provides investment advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek long-term growth of capital primarily through investment in common stocks and equivalents of companies of foreign countries and the United States. The Fund pursues its objective by investing, under normal circumstances, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States. The Fund primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund. Investments in debt securities may be made in uncertain market conditions.

   SERIES E (DIVERSIFIED INCOME). Series E (Diversified Income) (the "Fund") is a series of SBL Fund.

   INVESTMENT OBJECTIVE: To seek to provide current income with security of principal. The Fund pursues its objective by investing, under normal market conditions, primarily in a diversified portfolio of investment grade debt securities. The Fund expects to maintain a weighted average duration of 3 to 10 years. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar denominated foreign securities. To manage risk, the Investment Manager diversifies the Fund's holdings among asset classes and individual securities. The asset classes in which the Fund invests may include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment grade mortgage-backed securities, investment grade asset-backed securities, U.S. Government securities as well as total return, interest and index swap agreements.

   SERIES G (LARGE CAP GROWTH). Series G (Large Cap Growth) (the "Fund") is a series of SBL Fund.

   INVESTMENT OBJECTIVE: To seek long-term capital growth. The Fund seeks to meet its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in common stock and other equity securities of large capitalization companies (defined as companies whose total market value is at least $5 billion at the time of purchase). The Investment Manager seeks to invest in equity securities that have long-term capital growth potential. The Fund invests primarily in a portfolio of common stocks, which may include ADRs and other securities with common stock characteristics, such as securities convertible into common stocks. The Fund is non-diversified as defined in the Investment Company Act of 1940, which means that it may hold a larger position in a smaller number of securities than a diversified fund. The Fund also may concentrate its investments in a particular industry that represents 20% or more of the Fund's benchmark index, the Russell 1000 Growth Index. Concentration means investment of more than 25% of the value of the Fund's assets in any one industry.

   SERIES H (ENHANCED INDEX). Series H (Enhanced Index) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with Northern Trust Investments, N.A. ("NTI"), 50 La Salle Street, Chicago, Illinois 60675, which provides investment advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek to outperform the S&P 500 Index through stock selection resulting in different weightings of common stocks relative to the index. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies in the S&P 500 Index and futures contracts representative of the stocks which make up the index. The S&P 500 Index is a well-known stock market index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. In addition, the Fund may invest a limited portion of its assets in equity securities that are not included in the S&P 500 Index.

   SERIES J (MID CAP GROWTH). Series J (Mid Cap Growth) (the "Fund") is a series of SBL Fund.


   INVESTMENT OBJECTIVE: To seek capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities with market capitalizations that are similar to those of companies in the S&P Mid Cap 400 Index. The index currently consists of securities of companies with capitalizations that range from $336 million to $11.8 billion. Equity securities include common stock, rights, options, warrants, convertible debt securities and ADRs. The Investment Manager selects equity securities that it believes are attractively valued with the greatest potential for appreciation.


   SERIES N (MANAGED ASSET ALLOCATION). Series N (Managed Asset Allocation) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, which provides investment advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek a high level of total return by investing primarily in a diversified portfolio of debt and equity securities. The Fund pursues its objective by normally investing approximately 60% of total assets in common stocks and 40% in fixed-income securities. The mix may vary over shorter time periods where the fixed income portion may range between 30-50% and the equity portion between 50-70%. The precise mix of equity and fixed income securities will depend on the Sub-Adviser's outlook for the markets.

   SERIES O (EQUITY INCOME). Series O (Equity Income) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, which provides investment advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek to provide substantial dividend income and also capital appreciation by investing primarily in common stocks of established companies. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The Sub-Adviser, T. Rowe Price, typically employs a value-oriented strategy in selecting investments for the Fund. The Sub-Adviser's research team identifies companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

   SERIES P (HIGH YIELD). Series P (High Yield) (the "Fund") is a series of SBL Fund.

   INVESTMENT OBJECTIVE: To seek high current income. Capital appreciation is a secondary objective. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a broad range of high-yield, high risk debt securities rated in medium or lower rating categories or determined by the Investment Manager to be of comparable quality ("junk bonds"). The Fund will not purchase a debt security, if at the time of purchase, it is rated in default. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar denominated foreign securities. The Fund may also invest in equity securities, including common and preferred stocks, ADRs, exchange-traded real estate investment trusts, warrants, rights, and a variety of investment companies that seek to track and the composition and performance of a specific index. The Fund's average weighted maturity is expected to be between 5 and 15 years.

   SERIES Q (SMALL CAP VALUE). Series Q (Small Cap Value) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with Strong Capital Management Corporation, 100 Heritage Reserve, Menomonee, Wisconsin 53051, which provides investment advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek capital growth by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in stocks of small-capitalization companies that the Fund's Sub-Adviser, Strong Capital Management, Inc., believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines small-capitalization companies as those companies with a market capitalization substantially similar to that of companies in the Russell 2500(TM) Index at the time of purchase. The Sub-Adviser specifically looks for companies whose stock prices may benefit from a catalyst event, such as a corporate restructuring, a new product or service, or a change in the political, economic, or social environment.

   SERIES S (SOCIAL AWARENESS). Series S (Social Awareness) (the "Fund") is a series of SBL Fund.

   INVESTMENT OBJECTIVE: To seek capital appreciation by investing, under normal market conditions, in a well-diversified portfolio of equity securities that the Investment Manager believes have above-average earnings potential and which meet certain established social criteria. The Fund also may invest in companies that are included in the Domini 400 Social Index(SM), which companies will be deemed to comply with the Fund's social criteria. The Domini 400 Social Index(SM) (DSI) is a market capitalization-weighted common stock index. It monitors the performance of 400 U.S. corporations that pass multiple, broad-based social screens.

   SERIES V (MID CAP VALUE). Series V (Mid Cap Value) (the "Fund") is a series of SBL Fund.


   INVESTMENT OBJECTIVE: The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that when, purchased, have market capitalizations that are similar to those of companies in the S&P Mid Cap 400 Index. The index currently consists of securities of companies with market capitalizations that range from $336 million to $11.8 billion. Equity securities include common stock, rights, options, warrants, ADRs and convertible debt securities. The Investment Manager typically chooses equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows. Due to the nature of value companies, the securities included in the Fund's portfolio typically consist of small- to medium-sized companies. The Fund is subject to the risks associated with investing in small capitalization companies.


   SERIES W (MAINSTREET GROWTH AND INCOME(R)). Series W (Mainstreet Growth and Income(R)) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with OppenheimerFunds, Inc., 498 Seventh Avenue, New York, New York, 10018, which provides investment advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund pursues its objective by investing mainly in common stocks of U.S. companies, but it can also invest in other equity securities such as preferred stocks and securities convertible into common stocks. Although the Fund does not have any requirements as to the capitalization of issuers in which it invests, the Fund's Sub-Adviser, OppenheimerFunds, currently emphasizes the stocks of large-capitalization companies in the portfolio. At times, the Fund may increase the relative emphasis of its investments in small-cap and mid-cap stocks. While the Fund can buy foreign securities and debt securities such as bonds and notes, currently it does not emphasize those investments. The Fund can also use hedging instruments and certain derivative investments.

   SERIES X (SMALL CAP GROWTH). Series X (Small Cap Growth) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with RS Investment Management, L.P., 388 Market Street, San Francisco, California 94111, which provides investment advisory services to the Fund.


   INVESTMENT OBJECTIVE: To seek long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies with market capitalizations of $1.5 billion or less at the time of investment that, in the opinion of the Sub-Adviser, RS Investment Management, L.P., have the potential for long-term capital growth. Equity securities include common and preferred stocks, and warrants and securities convertible into common or preferred stocks. The Fund may invest the remainder of its assets in securities of companies of any size. The Fund may also engage in short sales of securities it expects to decline in price. The Series will likely invest a portion of its assets in technology and internet-related companies.


   SERIES Y (SELECT 25). Series Y (Select 25) (the "Fund") is a series of SBL Fund.

   INVESTMENT OBJECTIVE: To seek long-term growth of capital by concentrating its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings or revenue growth. The Fund is non-diversified as defined in the Investment Company Act of 1940, which means that it may hold a larger position in a smaller number of securities than a diversified fund. The Investment Manager selects what it believes to be premier growth companies as the core position for the Fund using a "bottom-up" approach in selecting growth stocks. Portfolio holdings will be replaced when one or more of the company's fundamentals have changed and, in the opinion of the Investment Manager, it is no longer a premier growth company.

   SERIES Z (ALPHA OPPORTUNITY). Series Z (Alpha Opportunity) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with Mainstream Investment Advisers, LLC, 101 West Spring Street, Suite 401, New Albany, Indiana 47150, which provides investment advisory services to the Fund.


   INVESTMENT OBJECTIVE: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, approximately 50% of its total assets according to a long/short strategy managed by the Fund's sub-adviser, Mainstream, and 50% of its total assets according to a strategy managed by the Investment Manager that seeks investment returns similar to those of the S&P 500 Index.

   The Fund pursues its long/short strategy by investing primarily in publicly-traded equity securities, principally common stocks, but to a lesser degree in exchange traded funds and other securities with equity characteristics. The Fund may engage in short sales of securities believed to be overvalued. The Fund pursues its index strategy primarily by investing in a portfolio of equity securities, equity derivatives and fixed income securities that is intended to closely track the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index").

PROSPECTUS                                                     May 1, 2004




--------------------------------------------------------------------------------
NEA VALUEBUILDER VARIALBE ANNUITY
--------------------------------------------------------------------------------










                                               ---------------------------------
                                                       Important Privacy
                                                        Notice Included

                                                        See Back Cover
                                               ---------------------------------




                                     [SBI LOGO] SECURITY DISTRIBUTORS, INC.
                                                A Member of The Security Benefit
                                                Group of Companies

                        NEA VALUEBUILDER VARIABLE ANNUITY

                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT


               ISSUED BY:                           MAILING ADDRESS:
       SECURITY BENEFIT LIFE                    SECURITY BENEFIT LIFE
          INSURANCE COMPANY                        INSURANCE COMPANY
       ONE SECURITY BENEFIT PLACE               P.O. BOX 750497
       TOPEKA, KANSAS 66636-0001                TOPEKA, KANSAS 66675-0497
       1-800-NEA-VALU
--------------------------------------------------------------------------------

   This Prospectus describes a flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals in connection with a retirement plan qualified under Section 403(b), 408 or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.


   You may allocate your purchase payments to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:

o  AIM Basic Value                            o  INVESCO Dynamics
o  AIM Mid Cap Core Equity                    o  INVESCO Technology
o  AIM Small Cap Growth                       o  PIMCO High Yield
o  AIM Blue Chip                              o  Security Capital Preservation
o  American Century Heritage                  o  Security Diversified Income
o  American Century Select                    o  Security Income Opportunity
o  American Century Equity Income             o  Security Global*
o  American Century International Growth      o  Security Equity
o  Ariel Fund                                 o  Security Large Cap Growth*
o  Ariel Premier Bond                         o  Security Mid Cap Value
o  Calamos Growth*                            o  Security Small Cap Growth*
o  Calamos Growth and Income                  o  Security Social Awareness
o  Dreyfus Appreciation                       o  Security Large Cap Value
o  Dreyfus Premier Strategic Value            o  Security Mid Cap Growth
o  Dreyfus Midcap Value                       o  Strong Growth and Income
o  Dreyfus General Money Market               o  Strong Growth 20*
o  Fidelity Advisor Value Strategies          o  Strong Advisor Small Cap Value*
o  Fidelity Advisor Dividend Growth           o  Strong Opportunity*
o  Fidelity Advisor Mid Cap                   o  Van Kampen Equity and Income
o  Fidelity Advisor International             o  Van Kampen Comstock
     Capital Appreciation*                    o  Van Kampen Aggressive Growth


*These Subaccounts are not available to members of the Teacher Retirement System of Texas who are employees of school districts or open-enrollment charter schools purchasing a tax-sheltered annuity through a salary reduction arrangement.

   Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. No minimum amount of Contract Value is guaranteed.


   Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value in the Fixed Account is guaranteed by the Company.


   When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."


   This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2004, which has been filed with the Securities and Exchange Commission ("SEC") contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Underlying Funds by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-NEA-VALU. The table of contents of the Statement of Additional Information is set forth on page 47 of this Prospectus.


   The SEC maintains a web site (http://www.sec.gov) that contains the Statement
of  Additional  Information,   material  incorporated  by  reference  and  other
information regarding companies that file electronically with the SEC.

--------------------------------------------------------------------------------
   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

   EXPENSES FOR THIS CONTRACT, IF PURCHASED WITH AN EXTRA CREDIT RIDER, MAY BE HIGHER THAN EXPENSES FOR A CONTRACT WITHOUT AN EXTRA CREDIT RIDER. THE AMOUNT OF CREDIT ENHANCEMENT MAY BE MORE THAN OFFSET BY ANY ADDITIONAL FEES AND CHARGES.

   THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE VALUE OF YOUR CONTRACT CAN GO UP AND DOWN AND YOU COULD LOSE MONEY.


DATE:  MAY 1, 2004

--------------------------------------------------------------------------------
       The variable annuity covered by this Prospectus is the subject of a pending patent application in the United States Patent and Trademark Office.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page

DEFINITIONS...............................................................    4
SUMMARY...................................................................    5
   Purpose of the Contract................................................    5
   The Separate Account and the Funds.....................................    5
   Fixed Account..........................................................    5
   Purchase Payments......................................................    5
   Contract Benefits......................................................    5
   Free-Look Right........................................................    5
   Charges and Deductions.................................................    5
   Contacting the Company.................................................   10
EXPENSE TABLE.............................................................   10
   Contract Owner Transaction Expenses....................................   10
   Periodic Expenses......................................................   10
   Optional Rider Expenses................................................   11
   Example................................................................   11
CONDENSED FINANCIAL INFORMATION...........................................   12
INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS........   17
   Security Benefit Life Insurance Company................................   17
   Published Ratings......................................................   17
   Separate Account.......................................................   17
   Underlying Funds.......................................................   17
THE CONTRACT..............................................................   18
   General................................................................   18
   Application for a Contract.............................................   18
   Purchase Payments......................................................   18
   Allocation of Purchase Payments........................................   19
   Dollar Cost Averaging Option...........................................   19
   Asset Reallocation Option..............................................   20
   Transfers of Contract Value............................................   20
   Contract Value.........................................................   21
   Determination of Contract Value........................................   21
   Full and Partial Withdrawals...........................................   22
   Systematic Withdrawals.................................................   23
   Free-Look Right........................................................   23
   Death Benefit..........................................................   23
   Distribution Requirements..............................................   24
   Death of the Annuitant.................................................   24
CHARGES AND DEDUCTIONS....................................................   24
   Contingent Deferred Sales Charge.......................................   24
   Mortality and Expense Risk Charge......................................   25
   Administration Charge..................................................   25
   Account Administration Charge..........................................   25
   Premium Tax Charge.....................................................   25
   Other Charges..........................................................   26
   Variations in Charges..................................................   26
   Guarantee of Certain Charges...........................................   26
   Underlying Fund Expenses...............................................   26
OPTIONAL RIDER CHARGES....................................................   26
   Teacher Retirement System of Texas - Limits on Optional Riders.........   26
   Guaranteed Minimum Income Benefit......................................   26
   Annual Stepped Up Death Benefit........................................   27
   Guaranteed Growth Death Benefit........................................   27
   Combined Annual Stepped Up and Guaranteed Growth Death Benefit.........   28
   Enhanced Death Benefit.................................................   28
   Combined Enhanced and Annual Stepped Up Death Benefit..................   29
   Combined Enhanced and Guaranteed Growth Death Benefit..................   29
   Combined Enhanced, Annual Stepped Up,
     and Guaranteed Growth Death Benefit..................................   29
   Guaranteed Minimum Withdrawal Benefit..................................   30
   Total Protection.......................................................   31
   Extra Credit...........................................................   32
   Waiver of Withdrawal Charge............................................   33
   Alternate Withdrawal Charge............................................   33
   Waiver of Withdrawal Charge--15 Years or Disability....................   33
   Waiver of Withdrawal Charge--10 Years or Disability....................   34
   Waiver of Withdrawal Charge--Hardship..................................   34
   Waiver of Withdrawal Charge--5 Years and Age 59 1/2....................   34
ANNUITY PERIOD............................................................   34
   General................................................................   34
   Annuity Options........................................................   35
   Selection of an Option.................................................   37
THE FIXED ACCOUNT.........................................................   37
   Interest...............................................................   37
   Death Benefit..........................................................   38
   Contract Charges.......................................................   38
   Transfers and Withdrawals from the Fixed Account.......................   38
   Payments from the Fixed Account........................................   39
MORE ABOUT THE CONTRACT...................................................   39
   Ownership..............................................................   39
   Designation and Change of Beneficiary..................................   39
   Dividends..............................................................   39
   Payments from the Separate Account.....................................   39
   Proof of Age and Survival..............................................   39
   Misstatements..........................................................   39
   Loans..................................................................   39
   Restrictions on Withdrawals from Qualified Plans.......................   40
FEDERAL TAX MATTERS.......................................................   41
   Introduction...........................................................   41
   Tax Status of the Company and the Separate Account.....................   41
   Qualified Plans........................................................   42
OTHER INFORMATION.........................................................   45
   Voting of Underlying Fund Shares.......................................   45
   Substitution of Investments............................................   45
   Changes to Comply with Law and Amendments..............................   45
   Reports to Owners......................................................   45
   Electronic Transfer Privileges.........................................   46
   Legal Proceedings......................................................   46
   Legal Matters..........................................................   46
PERFORMANCE INFORMATION...................................................   46
ADDITIONAL INFORMATION....................................................   47
   Registration Statement.................................................   47
   Financial Statements...................................................   47

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION.................   47

OBJECTIVES AND STRATEGIES FOR UNDERLYING FUNDS............................   48
APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement

--------------------------------------------------------------------------------
YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.
--------------------------------------------------------------------------------

DEFINITIONS

   Various terms commonly used in this Prospectus are defined as follows:

   ACCUMULATION UNIT -- A unit of measure used to calculate Contract Value.


   ADMINISTRATIVE OFFICE-- The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.


   ANNUITANT -- The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

   ANNUITY -- A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

   ANNUITY OPTIONS -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

   ANNUITY PERIOD -- The period beginning on the Annuity Start Date during which annuity payments are made.

   ANNUITY START DATE -- The date when annuity payments begin as elected by the Owner.

   ANNUITY UNIT -- A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

   AUTOMATIC INVESTMENT PROGRAM -- A program pursuant to which purchase payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

   CONTRACT DATE -- The date the Contract begins as shown in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial purchase payment is credited to the Contract.

   CONTRACT DEBT -- The unpaid loan balance including loan interest.

   CONTRACT VALUE -- The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

   CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

   CREDIT ENHANCEMENT -- An amount added to Contract Value under the Extra Credit Rider.

   DESIGNATED BENEFICIARY -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.

   FIXED ACCOUNT -- An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. See "The Fixed Account."

   GENERAL ACCOUNT -- All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

   GUARANTEED RATE -- The minimum interest rate earned on the Fixed Account, which ranges from 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

   OWNER -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

   PARTICIPANT-- A Participant under a Qualified Plan.

   PURCHASE PAYMENT -- An amount paid to the Company as consideration for the Contract.

   SEPARATE ACCOUNT -- The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

   SUBACCOUNT -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

   UNDERLYING FUND -- A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

   VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   VALUATION PERIOD -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

   WITHDRAWAL VALUE -- The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If an Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested.

SUMMARY

   This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of
Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and in the Contract.

PURPOSE OF THE CONTRACT -- The flexible purchase payment deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.


   You may purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). Please see the discussion under "The Contract" for more detailed information.


THE SEPARATE ACCOUNT AND THE FUNDS-- The Separate Account is currently divided into accounts, each referred to as a Subaccount. See "Separate Account."


   You may allocate all or part of your purchase payments to the Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund, each of which has a different investment objective and policies. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.


FIXED ACCOUNT -- You may allocate all or part of your purchase payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. See "The Fixed Account."

PURCHASE PAYMENTS -- Your initial purchase payment must be at least $1,000. Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $25. See "Purchase Payments."

CONTRACT BENEFITS -- You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

   At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

   The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."

FREE-LOOK RIGHT -- You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you purchase payments allocated to the Fixed Account (not including any Credit Enhancements if an Extra Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements.

   Some states' laws require us to refund your purchase payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund purchase payments allocated to the Subaccounts rather than Contract Value.

CHARGES AND DEDUCTIONS -- The Company does not deduct sales load from purchase payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.


   CONTINGENT DEFERRED SALES CHARGE. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a "withdrawal charge"). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.


   The Free Withdrawal amount is equal in the first Contract Year, to 10% of purchase payments, excluding any Credit Enhancements, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first day of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of purchase payments that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings.

   The amount of the charge will depend on how long your purchase payments have been held under the Contract. Each purchase payment you make is considered to have a certain "age," depending on the length of time since the purchase payment was effective. A purchase payment is "age one" in the year beginning on the date the purchase payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                     ======================================
                     PURCHASE PAYMENT AGE        WITHDRAWAL
                          (IN YEARS)               CHARGE
                     --------------------------------------
                               1                     7%
                               2                     7%
                               3                     6%
                               4                     5%
                               5                     4%
                               6                     3%
                               7                     2%
                          8 and over                 0%
                     ======================================

   The amount of the withdrawal charge assessed against your Contract will never exceed 7% of purchase payments paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See "Contingent Deferred Sales Charge."

   MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts it from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

               =================================================
                                            ANNUAL MORTALITY AND
               CONTRACT VALUE               EXPENSE RISK CHARGE
               -------------------------------------------------
               Less than $25,000 ...........       0.90%
               $25,000 or more .............       0.75%
               =================================================

During the Annuity Period, the mortality and expense risk charge is 1.25% under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above. See "Mortality and Expense Risk Charge."


   OPTIONAL RIDER CHARGES. The Company deducts a monthly charge from Contract Value for certain Riders that may be elected by the Owner. The Company generally will deduct the monthly Rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly Rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.

   The Company makes each Rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, which are also available for purchase on a Contract Anniversary. You may not terminate a Rider after issue, unless otherwise stated. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. Each Rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. You may not select Riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such Riders, 1.40%, would exceed the applicable maximum Rider charge of 1.00% for a Contract issued with a 0-Year Alternate Withdrawal Charge Rider. See "Optional Rider Charges."


   TEACHER  RETIREMENT  SYSTEM OF TEXAS - LIMITS ON OPTIONAL RIDERS. If you are:
(1)  purchasing  the  Contract  as a  tax-sheltered  annuity  through  a  salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, you may not select Riders with a total charge that exceeds 0.25% of Contract Value and only the following Riders are available for purchase:


o  Annual Stepped Up Death Benefit
o  Enhanced Death Benefit
o  Guaranteed Growth Death Benefit at 3%
o  Guaranteed Growth Death Benefit at 5%
o  Combined Annual Stepped Up and Guaranteed Growth Death Benefit
o  Guaranteed Minimum Income Benefit at 3%
o  Waiver of Withdrawal Charge
o  Waiver of Withdrawal Charge - Hardship
o  Waiver of Withdrawal Charge - 5 Years and Age 59 1/2.


   GUARANTEED MINIMUM INCOME BENEFIT. This Rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The
Minimum Income Benefit is equal to Purchase Payments, net of any Premium tax, less an adjustment for Withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. The Minimum Income Benefit may be applied to purchase a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4, joint and last survivor with a 10-year period certain, within 30 days of any Contract Anniversary following the 10th Contract Anniversary. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is as follows:

                       =================================
                       INTEREST RATE        RIDER CHARGE
                       ---------------------------------
                            3%                 0.15%
                            5%                 0.30%
                       =================================

See "Guaranteed Minimum Income Benefit."

   ANNUAL STEPPED UP DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company; or (3) the Stepped Up Death Benefit. The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:


o The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus


o Any purchase payments received by the Company since the applicable Contract Anniversary; less

o An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary.

This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.20%. See "Annual Stepped Up Death Benefit."


   GUARANTEED GROWTH DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company; or (3) the Guaranteed Growth Death Benefit. The Guaranteed Growth Death Benefit is an amount equal to purchase payments, net of any premium tax, less an adjustment for any withdrawals, increased at an annual effective rate of 3%, 5%, 6% or 7% (6% and 7% not available to Texas residents), as elected in the application. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is as follows:

                       ==================================
                       INTEREST RATE         RIDER CHARGE
                       ----------------------------------
                            3%                  0.10%
                            5%                  0.20%
                            6%*                 0.25%
                            7%*                 0.30%
                       ----------------------------------
                       *Not available to Texas residents.
                       ==================================


See "Guaranteed Growth Death Benefit."

   COMBINED ANNUAL STEPPED UP AND GUARANTEED GROWTH DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company; (3) the Annual Stepped Up Death Benefit (as described above); or (4) the Guaranteed Growth Death Benefit at 5% (as described above). This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.25%. See "Combined Annual Stepped Up and Guaranteed Growth Death Benefit."

   ENHANCED DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greater of: (1) purchase payments, less any withdrawals and withdrawal charges; or (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit. The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted purchase payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or (2) 25% of adjusted purchase payments. Contract gain is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted purchase payments. Adjusted purchase payments are equal to all purchase payments made to the Contract adjusted for withdrawals and any applicable premium tax. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.25%. See "Enhanced Death Benefit."

   COMBINED ENHANCED AND ANNUAL STEPPED UP DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of:
(1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or (3) the Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.35%. See "Combined Enhanced and Annual Stepped Up Death Benefit."

   COMBINED ENHANCED AND GUARANTEED GROWTH DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of:
(1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or (3) the Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.35%.

See "Combined Enhanced and Guaranteed Growth Death Benefit."

   COMBINED ENHANCED, ANNUAL STEPPED UP, AND GUARANTEED GROWTH DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges;
(2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); (3) the Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit; or (4) the Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.40%. See "Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit."

   GUARANTEED MINIMUM WITHDRAWAL BENEFIT. You may purchase this Rider when you purchase the Contract or on any Contract Anniversary. If you elect this Rider when you purchase the Contract, your "Benefit Amount" is equal to a percentage of the initial purchase payment including any Credit Enhancement. If you purchase the Rider on a Contract Anniversary, your Benefit Amount is equal to a percentage of your Contract Value on the date we add this Rider to your Contract. The Benefit Amount is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount."

   You may withdraw up to a specified amount each Contract Year (the "Annual Withdrawal Amount"), regardless of market performance, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial purchase payment including any Credit Enhancement (or Contract Value on the purchase date of the Rider if the Rider is purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

                   =========================================
                         ANNUAL
                   WITHDRAWAL AMOUNT*        BENEFIT AMOUNT*
                   -----------------------------------------
                           5%                     130%
                           6%                     110%
                           7%                     100%
                   -----------------------------------------
                   *A  percentage  of the  initial  purchase
                    payment including any Credit Enhancement
                    (or Contract  Value on the purchase date
                    of the Rider if the  Rider is  purchased
                    on a Contract Anniversary).
                   =========================================


The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of withdrawals in a Contract Year that exceed the Annual Withdrawal Amount. This Rider is available only if the age of each Owner and Annuitant at the time the Rider is purchased is age 85 or younger. The charge for this Rider is 0.45%. The Company may increase the charge for this Rider if you elect a reset as discussed under "Guaranteed Minimum Withdrawal Benefit." The Company reserves the right to increase the Rider charge at the time of any such reset; however, the Company guarantees the Rider charge upon reset will not exceed 1.10% on an annual basis. See "Guaranteed Minimum Withdrawal Benefit."

   TOTAL PROTECTION. You may purchase this Rider when you purchase the Contract or on any Contract Anniversary. This Rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit. The Guaranteed Minimum Accumulation Benefit provides that on the tenth anniversary of your purchase of the Rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. This Rider is available only if the age of each Owner and Annuitant at the time the Rider is purchased is age 79 or younger. The charge for this Rider is 0.85%. The Company may increase the charge for this Rider if you elect a reset as discussed under "Total Protection." The Company reserves the right to increase the Rider charge at the time of any such reset; however, the Company guarantees the Rider charge upon reset will not exceed 1.45% on an annual basis. See "Total Protection."


   EXTRA CREDIT. This Rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this Rider only at issue. The Company will add a Credit Enhancement equal to 3%, 4% or 5% of purchase payments, as elected in the application, for each purchase payment made in the first Contract Year.

   In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of purchase payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first day of that Contract Year.

   The Company will deduct the charge for this Rider during the seven-year period beginning on the Contract Date, and you may not terminate this Rider during that period. This Rider is available only if the age of the Owner at the time the Contract is issued is age 80 or younger. The charge for this Rider varies based upon the Credit Enhancement rate selected as set forth below:

                  ===========================================
                  CREDIT ENHANCEMENT RATE        RIDER CHARGE
                  -------------------------------------------
                            3%                      0.40%
                            4%                      0.55%
                            5%                      0.70%
                  ===========================================

See "Extra Credit."


   WAIVER OF WITHDRAWAL CHARGE. This Rider makes available a waiver of withdrawal charge in the event of your confinement to a nursing home, terminal illness, or total and permanent disability prior to age 65. If you have also purchased an Extra Credit Rider you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this Rider. This Rider is available only if the age of the Owner at the time the Contract is issued is age 65 or younger. The charge for this Rider is 0.05%. See "Waiver of Withdrawal Charge."


   ALTERNATE WITHDRAWAL CHARGE. This Rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules.

           =========================================================
                0-YEAR SCHEDULE               4-YEAR SCHEDULE
           --------------------------     --------------------------
            PURCHASE                       PURCHASE
           PAYMENT AGE     WITHDRAWAL     PAYMENT AGE     WITHDRAWAL
           (IN YEARS)        CHARGE       (IN YEARS)        CHARGE
           ---------------------------------------------------------
           0 and over          0%              1              7%
                                               2              7%
                                               3              6%
                                               4              5%
                                          5 and over          0%
           =========================================================

The charge for this Rider is 0.70% if you select the 0-year schedule and 0.55% if you select the 4-year schedule. If the 4-Year Alternate Withdrawal Charge
Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon purchase payment age (in years) of 1, 2, 3 and 4 and over. The charge for the 3-year schedule is 0.40%. If you have also purchased an Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Alternate Withdrawal Charge."

   WAIVER OF WITHDRAWAL CHARGE--15 YEARS OR DISABILITY. This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o  The Contract has been in force for 15 or more Contract Years; or

o The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.05%. See "Waiver of Withdrawal Charge Rider--15 Years or Disability."

   WAIVER OF WITHDRAWAL CHARGE--10 YEARS OR DISABILITY. This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o The Contract has been in force for 10 or more Contract Years and the Owner has made purchase payments on a quarterly (or more frequent) basis for at least five full Contract Years; or

o The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.10%. See "Waiver of Withdrawal Charge Rider--10 Years or Disability."

   WAIVER OF WITHDRAWAL CHARGE--HARDSHIP. This Rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide satisfactory proof of hardship. Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.15%. See "Waiver of Withdrawal Charge--Hardship."

   WAIVER OF WITHDRAWAL CHARGE--5 YEARS AND AGE 59 1/2. This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o  The Owner is age 59 1/2or older; anD

o The Owner has made purchase payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.20%. See "Waiver of Withdrawal Charge--5 Years and Age 59 1/2."

   ADMINISTRATION CHARGE. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. See "Administration Charge."

   ACCOUNT ADMINISTRATION CHARGE. The Company deducts an account charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See "Account Administration Charge."

   PREMIUM TAX CHARGE. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."


   OTHER EXPENSES. The Company pays the operating expenses of the Separate Account. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

CONTACTING THE COMPANY -- You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 438-3112 or 1-800-NEA-VALU.


EXPENSE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.


================================================================================
CONTRACT OWNER TRANSACTION  EXPENSES are fees and expenses that you will pay when you purchase the  Contract or make  withdrawals  from the Contract.  The information below does not reflect state premium taxes, which may be applicable to your Contract.
--------------------------------------------------------------------------------
  Sales Load on Purchase Payments                                       None
--------------------------------------------------------------------------------
  Deferred Sales Charge (as a percentage of amount
  withdrawn attributable to Purchase Payments)                          7%(1)
--------------------------------------------------------------------------------
  Transfer Fee (per transfer)                                           None
--------------------------------------------------------------------------------
PERIODIC   EXPENSES  are  fees  and  expenses  that  you  will  pay
periodically  during  the  time  that  you  own the  Contract,  not including fees and expenses of the Underlying Funds.
--------------------------------------------------------------------------------
  Annual Contract Fee                                                   $30(2)
--------------------------------------------------------------------------------
  Separate Account Annual Expenses
  (as a percentage of average Contract Value)
--------------------------------------------------------------------------------
    Annual Mortality and Expense Risk Charge                            0.90%(3)
--------------------------------------------------------------------------------
    Annual Administration Charge                                        0.15%
--------------------------------------------------------------------------------
    Maximum Annual Charge for Optional Riders                           1.55%(4)
--------------------------------------------------------------------------------
    Total Separate Account Annual Expenses                              2.60%
--------------------------------------------------------------------------------
1 The amount of the contingent deferred sales charge is determined by reference to how long your purchase payments have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of purchase payments, excluding any Credit Enhancements, in the first Contract Year, and
   (2) 10% of Contract Value as of the beginning of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals" and "Contingent Deferred Sales Charge" for more information.

2 A pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.

3 The mortality and expense risk charge is reduced for larger Contracts as follows: Less than $25,000 - 0.90%; $25,000 or more - 0.75%. During the Annuity Period, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above. See the discussion under "Mortality and Expense Risk Charge."

4 You may select optional riders. If you select one or more of such riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) You may not select Riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider).
================================================================================

==========================================================================================
OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)
------------------------------------------------------------------------------------------
                                                                                  ANNUAL
                                                                     INTEREST     RIDER
                                                                     RATE(1)      CHARGE
------------------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Rider                                 3%        0.15%
                                                                        5%        0.30%
------------------------------------------------------------------------------------------
Annual Stepped Up Death Benefit Rider                                  ---        0.20%
------------------------------------------------------------------------------------------
Guaranteed Growth Death Benefit Rider                                   3%        0.10%
                                                                        5%        0.20%
                                                                        6%        0.25%
                                                                        7%        0.30%
------------------------------------------------------------------------------------------
Combined Annual Stepped Up Death Benefit Rider
and Guaranteed Growth Death Benefit Rider                               5%        0.25%
------------------------------------------------------------------------------------------
Enhanced Death Benefit Rider                                           ---        0.25%
------------------------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider
and Annual Stepped Up Death Benefit Rider                              ---        0.35%
------------------------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider and
Guaranteed Growth Death Benefit Rider                                   5%        0.35%
------------------------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider, Annual Stepped Up
Death Benefit Rider, and Guaranteed Growth Death Benefit Rider          5%        0.40%
------------------------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit Rider                            ---        0.45%(2)
------------------------------------------------------------------------------------------
Total Protection Rider                                                 ---        0.85%(2)
------------------------------------------------------------------------------------------
Extra Credit Rider                                                      3%        0.40%
                                                                        4%        0.55%
                                                                        5%        0.70%
------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider                                      ---        0.05%
------------------------------------------------------------------------------------------
Alternate Withdrawal Charge Rider(3)                                  0-Year      0.70%
                                                                      4-Year      0.55%
------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--15 Years or Disability              ---        0.05%
------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--10 Years or Disability              ---        0.10%
------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--Hardship                            ---        0.15%
------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--5 Years and Age 59 1/2              ---        0.20%
------------------------------------------------------------------------------------------

1  Interest rate, or for the Alternate  Withdrawal  Charge Rider,  the  withdrawal  charge schedule.

2  The Company may increase the Rider charge for the Guaranteed Minimum Withdrawal Benefit
   Rider or the Total Protection  Rider only if you elect a reset; the Company  guarantees the Rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal
   Benefit Rider or 1.45% for the Total  Protection  Rider on an annual basis.  Please see the discussion under "Guaranteed  Minimum Withdrawal  Benefit" and "Total  Protection."
   The current charge for each such Rider is used in calculating  the maximum Rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).

3  If the 4-Year  Alternate  Withdrawal  Charge Rider has not been approved in a state,  a
   3-Year  Alternate  Withdrawal  Charge Rider is  available.  See  "Alternate  Withdrawal
   Charge."

==========================================================================================


The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.


================================================================================
                                                             MINIMUM     MAXIMUM
--------------------------------------------------------------------------------
Total Annual Underlying Fund Operating Expenses(1)            0.82%       3.04%
--------------------------------------------------------------------------------
1 Expenses deducted from Underlying Fund assets include management fees, distribution fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses.
================================================================================


EXAMPLE -- This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

   The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


================================================================================
                                            1         3          5         10
                                          YEAR      YEARS      YEARS      YEARS
--------------------------------------------------------------------------------
If you surrender your Contract at the
end of the applicable time period        $1,190     $2,207     $3,125     $5,463
--------------------------------------------------------------------------------
If you do not surrender or
you annuitize your Contract                 562      1,676      2,776      5,463
================================================================================


CONDENSED FINANCIAL INFORMATION


   The following condensed financial information presents accumulation unit values for each of the years in the period ending December 31, 2003, as well as ending accumulation units outstanding under each Subaccount.

==========================================================================================
                                                              2003        2002     2001(a)
------------------------------------------------------------------------------------------
AIM BASIC VALUE
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 6.87      $ 9.29      $10.12
   End of period........................................    $ 8.83      $ 6.87      $ 9.29
Accumulation units outstanding at the end of period.....   275,921     171,063      32,599
------------------------------------------------------------------------------------------
AIM MID CAP CORE EQUITY
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 8.07      $ 9.44      $10.06
   End of period........................................    $ 9.87      $ 8.07      $ 9.44
Accumulation units outstanding at the end of period.....    39,579      27,915       5,147
------------------------------------------------------------------------------------------
AIM SMALL CAP GROWTH
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 6.39      $ 9.23      $ 9.86
   End of period........................................    $ 8.55      $ 6.39      $ 9.23
Accumulation units outstanding at the end of period.....   119,229      63,534       9,248
------------------------------------------------------------------------------------------
AIM BLUE CHIP
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 5.94      $ 8.40      $ 9.50
   End of period........................................    $ 7.16      $ 5.94      $ 8.40
Accumulation units outstanding at the end of period.....    46,054      33,460       9,003
------------------------------------------------------------------------------------------
AMERICAN CENTURY HERITAGE
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 6.78      $ 8.40      $10.09
   End of period........................................    $ 7.90      $ 6.78      $ 8.40
Accumulation units outstanding at the end of period.....     4,276         946         652
------------------------------------------------------------------------------------------
AMERICAN CENTURY SELECT
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 6.37      $ 8.60      $ 9.59
   End of period........................................    $ 7.62      $ 6.37      $ 8.60
Accumulation units outstanding at the end of period.....   126,043      36,916       1,562
------------------------------------------------------------------------------------------
AMERICAN CENTURY EQUITY INCOME
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 9.49      $10.41      $10.11
   End of period........................................    $11.31      $ 9.49      $10.41
Accumulation units outstanding at the end of period.....    97,385      47,779       6,302
------------------------------------------------------------------------------------------
AMERICAN CENTURY INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 6.29      $ 8.12      $ 9.21
   End of period........................................    $ 7.57      $ 6.29      $ 8.12
Accumulation units outstanding at the end of period.....    45,457      29,825       2,116
------------------------------------------------------------------------------------------
ARIEL
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 8.37      $10.07         ---
   End of period........................................    $10.31      $ 8.37         ---
Accumulation units outstanding at the end of period.....    76,731      12,721         ---
------------------------------------------------------------------------------------------
ARIEL PREMIER BOND
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $10.43      $10.00         ---
   End of period........................................    $10.41      $10.43         ---
Accumulation units outstanding at the end of period.....    40,914       5,873         ---
------------------------------------------------------------------------------------------
CALAMOS GROWTH
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 7.39      $ 9.13      $ 9.70
   End of period........................................    $10.11      $ 7.39      $ 9.13
Accumulation units outstanding at the end of period.....   531,609     218,387      35,400
------------------------------------------------------------------------------------------
CALAMOS GROWTH AND INCOME
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 8.96      $ 9.72      $ 9.89
   End of period........................................    $11.00      $ 8.96      $ 9.72
Accumulation units outstanding at the end of period.....   294,054     125,714      19,412
------------------------------------------------------------------------------------------
DREYFUS APPRECIATION
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 7.20      $ 9.04      $ 9.64
   End of period........................................    $ 8.34      $ 7.20      $ 9.04
Accumulation units outstanding at the end of period.....   133,359      79,711      16,424
------------------------------------------------------------------------------------------
DREYFUS PREMIER STRATEGIC VALUE
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 6.89      $ 9.80      $ 9.93
   End of period........................................    $ 9.52      $ 6.89      $ 9.80
Accumulation units outstanding at the end of period.....    37,184      26,572       1,387
------------------------------------------------------------------------------------------
DREYFUS MIDCAP VALUE
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 6.05      $ 9.44      $ 9.60
   End of period........................................    $ 9.17      $ 6.05      $ 9.44
Accumulation units outstanding at the end of period.....   115,169      88,629      10,151
------------------------------------------------------------------------------------------
DREYFUS GENERAL MONEY MARKET
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 9.66      $ 9.93      $10.00
   End of period........................................    $ 9.31      $ 9.66      $ 9.93
Accumulation units outstanding at the end of period.....    37,676      32,662       7,130
------------------------------------------------------------------------------------------
FIDELITY ADVISOR VALUE STRATEGIES
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 6.94      $ 9.79      $10.73
   End of period........................................    $10.68      $ 6.94      $ 9.79
Accumulation units outstanding at the end of period.....    77,863      58,759      13,282
------------------------------------------------------------------------------------------
FIDELITY ADVISOR DIVIDEND GROWTH
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 7.16      $ 9.40      $ 9.90
   End of period........................................    $ 8.42      $ 7.16      $ 9.40
Accumulation units outstanding at the end of period.....   111,746      50,115       4,709
------------------------------------------------------------------------------------------
FIDELITY ADVISOR MID CAP
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 7.14      $ 9.14      $10.01
   End of period........................................    $ 9.87      $ 7.14      $ 9.14
Accumulation units outstanding at the end of period.....    32,199      18,240       7,408
------------------------------------------------------------------------------------------
FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 7.66      $ 9.12      $ 9.28
   End of period........................................    $10.38      $ 7.66      $ 9.12
Accumulation units outstanding at the end of period.....   108,858      11,026         637
------------------------------------------------------------------------------------------
INVESCO DYNAMICS
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 5.04      $ 7.84      $ 9.34
   End of period........................................    $ 6.69      $ 5.04      $ 7.84
Accumulation units outstanding at the end of period.....     5,288       3,373         166
------------------------------------------------------------------------------------------
INVESCO TECHNOLOGY
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 3.56      $ 7.02      $ 8.76
   End of period........................................    $ 4.89      $ 3.56      $ 7.02
Accumulation units outstanding at the end of period.....    43,502      21,478       5,353
------------------------------------------------------------------------------------------
PIMCO HIGH YIELD
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 9.53      $ 9.97         ---
   End of period........................................    $11.30      $ 9.53         ---
Accumulation units outstanding at the end of period.....    44,609       4,806         ---
------------------------------------------------------------------------------------------
SECURITY DIVERSIFIED INCOME
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $10.71      $10.21      $10.03
   End of period........................................    $10.58      $10.71      $10.21
Accumulation units outstanding at the end of period.....   122,793      90,122      15,149
------------------------------------------------------------------------------------------
SECURITY GLOBAL
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 6.56      $ 8.99      $ 9.72
   End of period........................................    $ 8.93      $ 6.56      $ 8.99
Accumulation units outstanding at the end of period.....   149,726      99,389      24,741
------------------------------------------------------------------------------------------
SECURITY EQUITY
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 6.61      $ 9.00      $ 9.82
   End of period........................................    $ 7.69      $ 6.61      $ 9.00
Accumulation units outstanding at the end of period.....    25,690      20,193       2,621
------------------------------------------------------------------------------------------
SECURITY LARGE CAP VALUE
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 6.82      $ 9.35      $ 9.87
   End of period........................................    $ 8.34      $ 6.82      $ 9.35
Accumulation units outstanding at the end of period.....    28,792      21,050      10,858
------------------------------------------------------------------------------------------
SECURITY LARGE CAP GROWTH
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 6.21      $ 8.86      $ 9.69
   End of period........................................    $ 7.37      $ 6.21      $ 8.86
Accumulation units outstanding at the end of period.....    14,433       7,524       1,644
------------------------------------------------------------------------------------------
SECURITY CAPITAL PRESERVATION
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $10.18      $10.13      $10.04
   End of period........................................    $10.13      $10.18      $10.13
Accumulation units outstanding at the end of period.....   570,448     354,057      32,546
------------------------------------------------------------------------------------------
SECURITY MID CAP GROWTH
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 6.26      $ 8.99      $ 9.67
   End of period........................................    $ 9.39      $ 6.26      $ 8.99
Accumulation units outstanding at the end of period.....    87,059      56,255      13,183
------------------------------------------------------------------------------------------
SECURITY MID CAP VALUE
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 8.08      $ 9.87      $10.06
   End of period........................................    $11.80      $ 8.08      $ 9.87
Accumulation units outstanding at the end of period.....   419,639     161,101      34,205
------------------------------------------------------------------------------------------
SECURITY SMALL CAP GROWTH
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 6.06      $ 8.66      $ 9.87
   End of period........................................    $ 9.03      $ 6.06      $ 8.66
Accumulation units outstanding at the end of period.....    28,453       8,658       1,216
------------------------------------------------------------------------------------------
SECURITY SOCIAL AWARENESS
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 6.76      $ 8.88      $ 9.68
   End of period........................................    $ 7.96      $ 6.76      $ 8.88
Accumulation units outstanding at the end of period.....    22,678      13,702       5,954
------------------------------------------------------------------------------------------
STRONG GROWTH AND INCOME
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 6.51      $ 8.64      $ 9.62
   End of period........................................    $ 7.79      $ 6.51      $ 8.64
Accumulation units outstanding at the end of period.....    12,942       7,817       3,944
------------------------------------------------------------------------------------------
STRONG GROWTH 20
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 4.98      $ 7.46      $ 8.91
   End of period........................................    $ 6.10      $ 4.98      $ 7.46
Accumulation units outstanding at the end of period.....    31,130      27,133      12,355
------------------------------------------------------------------------------------------
STRONG ADVISOR SMALL CAP VALUE
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 8.72      $ 9.66      $10.10
   End of period........................................    $12.45      $ 8.72      $ 9.66
Accumulation units outstanding at the end of period.....   157,901      82,642      13,385
------------------------------------------------------------------------------------------
STRONG OPPORTUNITY
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 6.35      $ 9.06      $ 9.71
   End of period........................................    $ 8.39      $ 6.35      $ 9.06
Accumulation units outstanding at the end of period.....    28,498      23,034       4,610
------------------------------------------------------------------------------------------
VAN KAMPEN EQUITY AND INCOME
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 8.49      $ 9.63      $10.01
   End of period........................................    $ 9.98      $ 8.49      $ 9.63
Accumulation units outstanding at the end of period.....   112,248      92,610      19,794
------------------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 6.94      $ 8.97      $ 9.86
   End of period........................................    $ 8.74      $ 6.94      $ 8.97
Accumulation units outstanding at the end of period.....   303,826     197,544      39,034
------------------------------------------------------------------------------------------
VAN KAMPEN AGGRESSIVE GROWTH
------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..................................    $ 4.88      $ 7.67      $ 9.15
   End of period........................................    $ 6.53      $ 4.88      $ 7.67
Accumulation units outstanding at the end of period.....    21,337      16,824       2,834
------------------------------------------------------------------------------------------

(a)  For the period of July 2, 2001 (date of inception) through December 31, 2001.

==========================================================================================


INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY -- The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

   On July 31, 1998, Security Benefit converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.


   The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and all states except New York. As of the end of 2003, the Company had total assets of approximately $10.4 billion. Together with its subsidiaries, the Company has total funds under management of approximately $12.5 billion.

   The Principal Underwriter for the Contract is Security Distributors, Inc. ("SDI"), One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, an affiliate of the Company, is registered as a broker/dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company.


PUBLISHED RATINGS -- The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/ health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.


SEPARATE ACCOUNT -- The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that Contract Value may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.


   The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles.

   The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

UNDERLYING FUNDS -- Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Fund. Each Underlying Fund pursues different investment objectives and policies. Shares of each Underlying Fund are available to the general public. A summary of the investment objective of each of the Underlying Funds is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.


   PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CALLING 1-800-NEA-VALU.


   The Company has entered into agreements with the Underlying Funds and/or certain service providers to the Underlying Funds, such as an underwriter or investment adviser. Under these agreements, the Company or Security Distributors, Inc. ("SDI"), the underwriter for the Contract, is compensated for providing various services to Owners of the Contract and/or to the Underlying Funds. The compensation received by the Company or SDI may come from the Underlying Fund, including amounts paid under a Rule 12b-1 Plan adopted by the Underlying Fund, or from one of the Underlying Fund's service providers.

   The services provided by the Company and/or SDI include, but are not limited to, the following: (i) Administrative/Sub-Transfer Agency services, such as maintaining separate records of each Owner's investment in the Underlying Funds, disbursing or crediting to Owners the proceeds of redemptions of Underlying Funds and providing account statements to Owners showing their beneficial investment in the Underlying Funds; (ii) Shareholder Services, such as providing information regarding Underlying Funds to Owners, maintaining a call center to facilitate answering Owner questions regarding the Underlying Funds and effecting transactions in the shares of Underlying Funds on behalf of Owners and
(iii) Distribution Services, such as distributing prospectuses for the Underlying Funds to prospective Owners, training of sales personnel and such other distribution related services as an Underlying Fund may reasonably request. For providing Administrative/Sub-Transfer Agency services and/or Shareholder Services, the compensation which the Company receives varies based on the services being provided, but is generally between 0.15% to 0.40% of the average net assets of the Contract invested in the Underlying Fund. For providing Distribution Services, the compensation which SDI receives is generally not expected to exceed 0.25% of the average net assets of the Contract invested in the Underlying Fund.

THE CONTRACT

GENERAL -- The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated purchase payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.


   The Contract is available for purchase by an individual in connection with certain tax qualified retirement plans that meet the requirements of Section 403(b), 408 or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). If you are purchasing the contract as an investment vehicle for a section 403(b), 408 or 408A Qualified Plan, you should consider that the contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.


APPLICATION FOR A CONTRACT -- If you wish to purchase a Contract, you may submit an application and an initial purchase payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or purchase payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

   The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Annuitants, the maximum issue age will be determined by reference to the older Annuitant.

PURCHASE PAYMENTS -- The minimum initial purchase payment for the purchase of a Contract is $1,000. Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $25. The minimum subsequent purchase payment if you elect an Automatic Investment Program is $25. The Company may reduce the minimum purchase payment requirement under certain circumstances. Purchase payments exceeding $1 million will not be accepted without prior approval of the Company.


   The Company will apply the initial purchase payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company; provided that the purchase payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such purchase payment. The application form will be provided by the Company. If the Company does not receive a complete application, the Company will hold your purchase payment in its general account and will notify you that it does not have the necessary information to issue a Contract and/or apply the purchase payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial purchase payment or if the Company determines it cannot otherwise issue the Contract and/or apply the purchase payment to your Contract, the Company will return the initial purchase payment to you unless you consent to the Company retaining the purchase payment until the application is made complete.

   The Company will credit subsequent purchase payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office. Purchase payments after the initial purchase payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent purchase payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent purchase payments may be paid under an Automatic Investment Program. The initial purchase payment required must be paid before the Company will accept the Automatic Investment Program.


ALLOCATION OF PURCHASE PAYMENTS -- In an application for a Contract, you select the Subaccounts or the Fixed Account to which purchase payments will be allocated. Purchase payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no purchase payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account.

   You may change the purchase payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your purchase payment allocation and changes to an existing Dollar Cost Averaging or Asset
Reallocation Option by telephone provided the Electronic Transfer Privilege section of the application or the proper form is properly completed, signed, and filed at the Company's Administrative Office. Changes in the allocation of future purchase payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

DOLLAR COST AVERAGING OPTION -- Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.


   An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.


   After the Company has received an Asset Reallocation/Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly or quarterly anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of an Asset Reallocation/Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

   You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Asset Reallocation/ Dollar Cost
Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.

   You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under "The Fixed Account."

ASSET REALLOCATION OPTION -- Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

   To elect this option an Asset Reallocation/Dollar Cost Averaging request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

   Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer or, in the case of a new Contract, will allocate the initial purchase payment, among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation/Dollar Cost Averaging request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

   You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation/Dollar Cost Averaging form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.

   Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."


TRANSFERS OF CONTRACT VALUE -- You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been properly completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $25, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.


   The Company effects transfers between Subaccounts at their respective accumulation unit values as of the close of the Valuation Period during which the transfer request is received.

   You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account."


   The Company reserves the right to limit the number of transfers to 14 in a Contract Year. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may be disruptive to the Underlying Funds in which the Subaccounts invest. We reserve the right to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners (regardless of the number of previous transfers during the Contract Year). In making this determination, we will consider among other things, the following factors:

o  The total dollar amount being transferred;

o  The number of transfers you made within the previous three months;

o Whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o Whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

The Company reserves the right to limit the size and frequency of transfers and to discontinue telephone and other electronic transfers. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners, the Company may among other things, restrict the availability of telephone transfers or other electronic transfers and may require that you submit transfer requests in writing via regular U.S. mail. We may also refuse to act on transfer instructions of an agent who is acting on behalf of one or more Owners. Also, certain of the Underlying Funds have in place limits on the number of transfers permitted, which limits are more restrictive than 14 per Contract Year. If we choose to discontinue your right to use telephone and other electronic transfers or to otherwise restrict the size and/or frequency of your transfers, we will so notify you in writing.

   While the Company discourages market timing and excessive short-term trading, the Company cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.


CONTRACT VALUE -- The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

   On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value." No minimum amount of Contract Value is guaranteed. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE -- Your Contract Value will vary to a degree that depends upon several factors, including

o Investment performance of the Subaccounts to which you have allocated Contract Value,

o  Payment of purchase payments,

o  The amount of any outstanding Contract Debt,

o  Full and partial withdrawals, and

o Charges assessed in connection with the Contract, including charges for any optional Riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

   Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner's interest in a Subaccount. When you allocate purchase payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the purchase payment is credited.

   In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

   The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

   The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.75%, and (5) the administration charge under the Contract of 0.15%.


   The minimum mortality and expense risk charge of 0.75% and the administration charge of 0.15% are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis. Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company does not assess a pro rata Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.


FULL AND PARTIAL WITHDRAWALS -- An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office. A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

   The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges, any pro rata account charge and any uncollected premium taxes. If an Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under "Extra Credit."

   The Company requires the signature of the Owner on any request for withdrawal, and a guarantee of such signature to effect the transfer or exchange of all or part of the Contract for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

   A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request provided there is sufficient Contract Value to meet the request. Any withdrawal charge will be deducted from remaining Contract Value, provided there is sufficient Contract Value available. Alternatively, you may request that any withdrawal charge be deducted from your payment. Upon payment, your Contract Value will be reduced by an amount equal to the payment, plus any applicable withdrawal charge, or if you requested that any withdrawal charge be deducted from your payment, your payment will be reduced by the amount of any such charge. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit." If a partial withdrawal is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal.

   The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner's instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

   A full or partial withdrawal, including a systematic withdrawal, may be subject to a withdrawal charge if a withdrawal is made from purchase payments that have been held in the Contract for less than seven years and may be subject to a premium tax charge to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge" and "Premium Tax Charge."

   A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) or 408 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

SYSTEMATIC WITHDRAWALS -- The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Request for Scheduled Systematic Payments form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

   Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit." Any systematic withdrawal that equals or exceeds the Withdrawal Value will be treated as a full withdrawal. In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal $0.

   The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

   The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Federal Tax Matters."


FREE-LOOK RIGHT -- You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you purchase payments allocated to the Fixed Account (not including any Credit Enhancements if an Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements.


   Some states' laws require us to refund your purchase payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund purchase payments allocated to the Subaccounts rather than Contract Value.

DEATH BENEFIT -- If the Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will pay the death benefit proceeds to the Designated Beneficiary upon receipt of due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary.

   If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of the Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

   The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1. The sum of all purchase payments (not including any Credit Enhancements if an Extra Credit Rider was in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2. The Contract Value on the date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner's death).

   If any Owner was age 81 or older on the Contract Date, or if due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.


   If you purchased one of the optional Riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the Rider. See the discussion of the Annual Stepped Up Death Benefit; Guaranteed Growth Death Benefit; Combined Annual Stepped Up and Guaranteed Growth Death Benefit; Enhanced Death Benefit; Combined Enhanced Death Benefit and Annual Stepped Up Death Benefit; Combined Enhanced Death Benefit and Guaranteed Growth Death Benefit; Combined Enhanced Death Benefit, Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit; and Total Protection. Your death benefit proceeds under the Rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account charge and any uncollected premium tax.

   The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.


DISTRIBUTION REQUIREMENTS -- For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT -- If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

CHARGES AND DEDUCTIONS


CONTINGENT DEFERRED SALES CHARGE -- The Company does not deduct sales charges from purchase payments before allocating them to Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a "withdrawal charge") on a full or partial withdrawal, including systematic withdrawals, depending on how long your purchase payments have been held under the Contract.


   The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of purchase payments, excluding any Credit Enhancements, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first day of that Contract Year.

   The withdrawal charge applies to the portion of any withdrawal, consisting of purchase payments, that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from purchase payments in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce purchase payments for the purpose of determining future withdrawal charges.

   The amount of the charge will depend on how long your purchase payments have been held under the Contract. Each purchase payment you make is considered to have a certain "age," depending on the length of time since the purchase payment was effective. A purchase payment is "age one" in the year beginning on the date the purchase payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                     ======================================
                     PURCHASE PAYMENT AGE        WITHDRAWAL
                          (IN YEARS)               CHARGE
                     --------------------------------------
                               1                     7%
                               2                     7%
                               3                     6%
                               4                     5%
                               5                     4%
                               6                     3%
                               7                     2%
                          8 and over                 0%
                     ======================================

   In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of purchase payments paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

   The Company pays sales commissions to broker-dealers and other expenses associated with the promotion and sales of the Contracts. The withdrawal charge is designed to reimburse the Company for these costs, although it is expected that actual expenses will be greater than the amount of the charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk. Broker-dealers may receive aggregate commissions of up to 6.5% of aggregate purchase payments. The Company also may pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements will vary. In addition, registered representatives may be eligible, under programs adopted by the Company to receive non-cash compensation such as expense-paid due diligence trips and educational seminars. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the NASD.

MORTALITY AND EXPENSE RISK CHARGE -- The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts it from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

              ====================================================
                                              ANNUAL MORTALITY AND
              CONTRACT VALUE                  EXPENSE RISK CHARGE
              ----------------------------------------------------
              Less than $25,000 ..............       0.90%
              $25,000 or more ................       0.75%
              ====================================================


During the Annuity Period, the mortality and expense risk charge is 1.25% under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.


   The expense risk is the risk that the Company's actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

   The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See "Determination of Contract Value" for more information about how the Company deducts the mortality and expense risk charge.

ADMINISTRATION CHARGE -- The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.

ACCOUNT ADMINISTRATION CHARGE -- The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

PREMIUM TAX CHARGE -- Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a purchase payment. The Company may deduct premium tax upon a full or partial withdrawal if a premium tax has been incurred and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

OTHER CHARGES -- The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

VARIATIONS IN CHARGES -- The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial purchase payment or projected purchase payments or the Contract is sold in connection with a group or sponsored arrangement.


GUARANTEE OF CERTAIN CHARGES -- The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 0.90% (1.25% during the Annuity Period) of each Subaccount's average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount's average daily net assets; and (3) the account administration charge will not exceed $30 per year.


UNDERLYING FUND EXPENSES -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract.

OPTIONAL RIDER CHARGES


In addition to the charges and deductions discussed above, you may purchase certain optional Riders under the Contract. The Company makes each Rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, which are also available for purchase on a Contract Anniversary. You may select only one Rider that provides a death benefit. You may not terminate a Rider after issue, unless otherwise stated.

   The Company deducts a monthly charge from Contract Value for any Riders elected by the Owner. The Company generally will deduct the monthly Rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly Rider charge for the life of the Contract if you elect
Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. Each Rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. You may not select Riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such Riders, 1.40%, would exceed the applicable maximum Rider charge of 1.00% for a Contract issued with a 0-Year Alternate Withdrawal Charge Rider.


TEACHER  RETIREMENT  SYSTEM OF TEXAS - LIMITS ON OPTIONAL  RIDERS -- If you are:
(1)  purchasing  the  Contract  as a  tax-sheltered  annuity  through  a  salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, you may not select Riders with a total charge that exceeds 0.25% of Contract Value and only the following Riders are available for purchase:


o  Annual Stepped Up Death Benefit
o  Enhanced Death Benefit
o  Guaranteed Growth Death Benefit at 3%
o  Guaranteed Growth Death Benefit at 5%
o  Combined Annual Stepped Up and Guaranteed Growth Death Benefit
o  Guaranteed Minimum Income Benefit at 3%
o  Waiver of Withdrawal Charge
o  Waiver of Withdrawal Charge - Hardship
o  Waiver of Withdrawal Charge - 5 Years and Age 59 1/2.

GUARANTEED MINIMUM INCOME BENEFIT -- This Rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements, net of any premium tax, less an adjustment for Withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elect the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the 5% rate.)


   In crediting interest, the Company takes into account the timing of when each purchase payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

   You may apply the Minimum Income Benefit, less any applicable Premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under "Annuity Options." The Annuity rates for this Rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2%. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider varies based upon the interest rate selected as set forth below:

                       =================================
                       INTEREST RATE        RIDER CHARGE
                       ---------------------------------
                            3%                 0.15%
                            5%                 0.30%
                       =================================

ANNUAL STEPPED UP DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.  The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:


o The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus


o Any purchase payments received by the Company since the applicable Contract Anniversary; less

o An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary. In the event of a withdrawal, the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

   If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

   This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.20%. See the discussion under "Death Benefit."


GUARANTEED GROWTH DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.  The Guaranteed Growth Death Benefit.

The Guaranteed Growth Death Benefit is an amount equal to purchase payments and any Credit Enhancements, net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% not available to Texas residents), as elected in the application. (If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the rate you have selected.) In crediting interest, the Company takes into account the timing of when each purchase payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner's 80th birthday; (3) the date due proof of the Owner's death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner's date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.


   The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of purchase payments (not including any Credit Enhancements), net of premium tax and any withdrawals, including withdrawal charges.

   If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be Contract Value, as set forth in item 2 above.

   This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider varies based upon the interest rate selected as set forth below:


                       ==================================
                       INTEREST RATE         RIDER CHARGE
                       ----------------------------------
                            3%                  0.10%
                            5%                  0.20%
                            6%*                 0.25%
                            7%*                 0.30%
                       ----------------------------------
                       *Not available to Texas residents.
                       ==================================


See the discussion under "Death Benefit."

COMBINED ANNUAL STEPPED UP AND GUARANTEED GROWTH DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.  The Annual Stepped Up Death Benefit (as described above); or

4.  The Guaranteed Growth Death Benefit at 5% (as described above).

   If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

   This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.25%. See the discussion under "Death Benefit."


ENHANCED DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greater of:


1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges; or

2. The Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted purchase payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or
(2) 25% of adjusted purchase payments.

o "Contract gain" is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted purchase payments.

o "Adjusted purchase payments" are equal to all purchase payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, purchase payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

   If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company.

   This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.25%. See the discussion under "Death Benefit."

COMBINED ENHANCED AND ANNUAL STEPPED UP DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).

   If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company.

   This Rider is available only if the age of the Owner at the time the Rider is issued is age 79 or younger. The charge for this Rider is 0.35%. See the discussion under "Death Benefit."

COMBINED ENHANCED AND GUARANTEED GROWTH DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

   If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company.

   This Rider is available only if the age of the Owner at the time the Rider is issued is age 79 or younger. The charge for this Rider is 0.35%. See the discussion under "Death Benefit."

COMBINED ENHANCED, ANNUAL STEPPED UP, AND GUARANTEED GROWTH DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

   If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company.

   This Rider is available only if the age of the Owner at the time the Rider is issued is age 79 or younger. The charge for this Rider is 0.40%. See the discussion under "Death Benefit."

GUARANTEED MINIMUM WITHDRAWAL BENEFIT -- You may purchase this Rider when you purchase the Contract or on any Contract Anniversary. If you elect this Rider when you purchase the Contract, your "Benefit Amount" is equal to a percentage of the initial purchase payment including any Credit Enhancement. If you purchase the Rider on a Contract Anniversary, your Benefit Amount is equal to a percentage of your Contract Value on the date we add this Rider to your Contract. The Benefit Amount is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount."

   Under this Rider, you may withdraw up to a specified amount each Contract Year (the "Annual Withdrawal Amount"), regardless of market performance, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial purchase payment including any Credit Enhancement (or Contract Value on the purchase date of the Rider if the Rider is purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

                   =========================================
                         ANNUAL
                   WITHDRAWAL AMOUNT*        BENEFIT AMOUNT*
                   -----------------------------------------
                           5%                     130%
                           6%                     110%
                           7%                     100%
                   -----------------------------------------
                   *A  percentage  of the  initial  purchase
                    payment including any Credit Enhancement
                    (or Contract  Value on the purchase date
                    of the Rider if the  Rider is  purchased
                    on a Contract Anniversary)
                   =========================================

If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.

   If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this Rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided that withdrawals of the Annual Withdrawal Amount are not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have an Extra Credit Rider in effect. Please see the discussion under "Contingent Deferred Sales Charge" and "Extra Credit." Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. Please see "Federal Tax Matters."

   The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional purchase payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional purchase payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the purchase payment including any Credit Enhancement, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the purchase payment including any Credit Enhancement, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected. The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

   After the fifth anniversary of the purchase of this Rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the Rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.


   While this Rider is in effect, we reserve the right to restrict subsequent purchase payments. This Rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This Rider may not be reinstated by purchase payments or reset after such termination. This Rider is available only if the age of each Owner and Annuitant at the time the Rider is purchased is age 85 or younger. The charge for this Rider is 0.45%. The Company reserves the right to increase the Rider charge at the time of any reset; however, the Company guarantees the Rider charge upon reset will not exceed 1.10% on an annual basis.


TOTAL PROTECTION -- You may purchase this Rider when you purchase the Contract or on any Contract Anniversary. This Rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.


   Upon the death of the Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under "Guaranteed Growth Death Benefit," with the following differences. Under this Rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this Rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of purchase payments (not including any Credit Enhancements or purchase payments made during the 12 months preceding the Owner's date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this Rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts, including the Dreyfus General Money Market Subaccount, or the Fixed Account. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.

   This Rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under "Guaranteed Minimum Withdrawal Benefit" above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Benefit Amount is equal to 100%, of the initial purchase payment including any Credit Enhancement (or Contract Value on the purchase date of this Rider if the Rider is purchased on a Contract Anniversary).


   The Guaranteed Minimum Accumulation Benefit provides that at the end of the "Term," which is the ten-year period beginning on the date of your purchase of the Rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts and the Fixed Account in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.

   The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial purchase payment including any Credit Enhancement (or Contract Value on the purchase date of this Rider if the Rider is purchased on a Contract Anniversary); plus 105% of any purchase payments (including any Credit Enhancement) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the
Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

   The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by purchase payments or reset after such termination.


   After the fifth anniversary of the purchase of this Rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the Rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.


   This Rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.


   While this Rider is in effect, we reserve the right to restrict subsequent purchase payments. This Rider is available only if the age of each Owner and Annuitant at the time the Rider is purchased is age 79 or younger. The charge for this Rider is 0.85%. The Company reserves the right to increase the Rider charge at the time of any reset; however, the Company guarantees the Rider charge upon reset will not exceed 1.45% on an annual basis.

EXTRA CREDIT -- This Rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this Rider only at issue. A Credit Enhancement of 3%, 4% or 5% of purchase payments, as elected in the application, will be added to Contract Value for each purchase payment made in the first Contract Year. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your purchase payment.


   In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the Rider's date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1.  The amount of the withdrawal, including any withdrawal charges, by

2.  Contract Value immediately prior to the withdrawal.

   The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of purchase payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first day of that Contract Year.

   This Rider is available only if the age of the Owner at the time the Contract is issued is age 80 or younger. The charge for this Rider will be deducted for a period of seven years from the Contract Date. The charge varies based upon the Credit Enhancement rate selected as set forth below:

                  ===========================================
                  CREDIT ENHANCEMENT RATE        RIDER CHARGE
                  -------------------------------------------
                            3%                      0.40%
                            4%                      0.55%
                            5%                      0.70%
                  ===========================================

You may not have more than one Extra Credit Rider in effect on your Contract. You may not select an Annuity Start Date that is prior to seven years from the effective date of the Rider.

   The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See "Free-Look Right." In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See "Waiver of Withdrawal Charge." Death benefit proceeds may exclude all or part of any Credit Enhancements. See "Death Benefit" and the discussions of the death benefit riders.


   The Company expects to make a profit from the charge for this Rider and funds payment of the Credit Enhancements through the Rider charge and the vesting schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make purchase payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned EACH year during the seven-year period beginning on the Contract Date to break even on the Rider. The rate of return assumes that all purchase payments are made during the first Contract Year when the Credit Enhancement is applied to purchase payments. If purchase payments are made in subsequent Contract Years, the applicable Rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.


   If your actual returns are greater than the amount set forth below and you make no purchase payments after the first Contract Year, you will profit from the purchase of the Rider. If your actual returns are less, for example, in a down market, you will be worse off than if you had not purchased the Rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the Rider.

                ================================================
                                                RATE OF RETURN
                CREDIT ENHANCEMENT RATE        (NET OF EXPENSES)
                ------------------------------------------------
                          3%                        -5.00%
                          4%                        -1.50%
                          5%                         0.80%
                ================================================

WAIVER OF WITHDRAWAL CHARGE -- This Rider makes available a waiver of withdrawal charge in the event of your confinement to a nursing home, terminal illness, or total and permanent disability prior to age 65.


   The Rider defines confinement to a hospital or nursing facility,  as follows:
(1) you have been confined to a "hospital" or "qualified skilled nursing facility" for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.


   The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a "terminal illness"; and (2) such illness was first diagnosed after the Contract was issued.

   The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

   Prior to making a withdrawal pursuant to this Rider, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

   The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver. The charge for this Rider is 0.05%.


   If you have also purchased an Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this Rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total purchase payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. This Rider is available only if the age of the Owner at the time the Contract is issued is age 65 or younger.


ALTERNATE WITHDRAWAL CHARGE -- This Rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the Rider, which is available only at issue.

           =========================================================
                0-YEAR SCHEDULE                  4-YEAR SCHEDULE
           --------------------------     --------------------------
            PURCHASE                       PURCHASE
           PAYMENT AGE     WITHDRAWAL     PAYMENT AGE     WITHDRAWAL
           (IN YEARS)        CHARGE       (IN YEARS)        CHARGE
           ---------------------------------------------------------
           0 and over          0%              1              7%
                                               2              7%
                                               3              6%
                                               4              5%
                                          5 and over          0%
           =========================================================

The charge for this Rider is 0.70% if you select the 0-year schedule and 0.55% if you select the 4-year schedule. If the 4-Year Alternate Withdrawal Charge
Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon purchase payment age (in years) of 1, 2, 3 and 4 and over. The charge for the 3-year schedule is 0.40%. If you purchase this Rider, the withdrawal charge selected under the Rider will apply in lieu of the 7-year withdrawal charge schedule described under "Contingent Deferred Sales Charge." If you have also purchased an Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Extra Credit."

WAIVER OF WITHDRAWAL CHARGE--15 YEARS OR DISABILITY -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o  The Contract has been in force for 15 or more Contract Years; or

o The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

   The Company defines "totally and permanently disabled" as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment must have been in existence for more than 180 days; and (3) the impairment must be expected to result in death or be long-standing and indefinite.

   Prior to making a withdrawal pursuant to this Rider on the basis of disability, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability, and as proof of age a certified birth certificate. The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

   If you have also purchased an Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this Rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total purchase payments made in the first Contract Year. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned.

   Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.05%.

WAIVER OF WITHDRAWAL CHARGE--10 YEARS OR DISABILITY -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o The Contract has been in force for 10 or more Contract Years and the Owner has made purchase payments on a quarterly (or more frequent) basis for at least 5 full Contract Years; or


o The Owner has become totally and permanently disabled after the Contract Date and prior to age 65. See the Company's definition of "totally and permanently disabled" as described above under "Waiver of Withdrawal Charge - 15 Years or Disability."


   Prior to making a withdrawal pursuant to this Rider on the basis of disability, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability, and as proof of age a certified birth certificate. The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

   If you have also purchased an Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this Rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total purchase payments made in the first Contract Year. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned.

   Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.10%.

WAIVER OF WITHDRAWAL CHARGE--HARDSHIP -- This Rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide proof of hardship, which is satisfactory to the Company.

   If you have also purchased an Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this Rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total purchase payments made in the first Contract Year. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned.

   Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.15%.

WAIVER OF WITHDRAWAL CHARGE--5 YEARS AND AGE 59 1/2 -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o  The Owner is age 59 1/2or older; anD

o The Owner has made purchase payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.

   If you have also purchased an Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this Rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total purchase payments made in the first Contract Year. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned.

   Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.20%.

ANNUITY PERIOD

GENERAL -- You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

   On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms--either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

   The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect your life expectancy based upon your age as of the Annuity Start Date and your gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

   Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.


   You  may  elect  to  receive  annuity  payments  on  a  monthly,   quarterly,
semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).


   You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.

   Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump-sum settlement in lieu thereof. Under Annuity Options 5 through 7, full or partial withdrawals may be made after the Annuity Start Date, subject to any applicable withdrawal charge. The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the FIRST annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

ANNUITY OPTIONS--

   OPTION 1 -- LIFE INCOME. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   OPTION 2 -- LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made.

   OPTION 3 -- LIFE WITH INSTALLMENT OR UNIT REFUND OPTION. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

   OPTION 4 -- JOINT AND LAST SURVIVOR. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   OPTION 5 -- PAYMENTS FOR SPECIFIED PERIOD. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

   OPTION 6 -- PAYMENTS OF A SPECIFIED AMOUNT. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.

   OPTION 7 -- PERIOD CERTAIN. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

   OPTION 8 -- JOINT AND CONTINGENT SURVIVOR OPTION. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTIONS 1 AND 4, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3 1/2%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

   The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

   The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

   On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount's Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner exchanges Annuity Units among Subaccounts or makes a withdrawal under Option 7.

   Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.

SELECTION OF AN OPTION -- You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant.

THE FIXED ACCOUNT

   You may allocate all or a portion of your purchase payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

   Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account.


INTEREST -- Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum rate ("Guaranteed Rate"). The Guaranteed Rate ranges from 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time.


   Contract Value allocated or transferred to the Fixed Account will earn interest at the Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account. The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.

   Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

   For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."

DEATH BENEFIT -- The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."

CONTRACT CHARGES -- Premium taxes and the account administration, optional Rider and withdrawal charges will be the same for Owners who allocate purchase payments or transfer Contract Value to the Fixed Account as for those who allocate purchase payments or transfer Contract Value to the Subaccounts.
Optional Rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

TRANSFERS AND WITHDRAWALS FROM THE FIXED ACCOUNT -- You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.


   The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $25 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See "Transfers of Contract Value."


   If purchase payments are allocated (except purchase payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such purchase payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

   You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans."

PAYMENTS FROM THE FIXED ACCOUNT -- Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a written request in proper form is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

MORE ABOUT THE CONTRACT

OWNERSHIP -- The Owner is the person named as such in the application or in any later change shown in the Company's records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as "Non-natural Persons." See "Federal Tax Matters."


DESIGNATION AND CHANGE OF BENEFICIARY -- The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner: the Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of the Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of the Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.


   Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

DIVIDENDS -- The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT -- The Company will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will effect a transfer between Subaccounts or from a Subaccount to the Fixed Account on the Valuation Date a proper request is received at the Company's Administrative Office. However, the Company can postpone the calculation or payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

o During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

o During which trading on the New York Stock Exchange is restricted as determined by the SEC,

o During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

o For such other periods as the SEC may by order permit for the protection of investors.

PROOF OF AGE AND SURVIVAL -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS -- If you misstate the age or sex of an Annuitant or age of the Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).


LOANS -- If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or
(2) 50% of the Contract Value or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value. Two new loans are permitted each Contract Year but only one loan can be outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.


   When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account," which is an account within the Fixed Account. Amounts allocated to the Loan Account earn the minimum rate of interest guaranteed under the Fixed Account.

   Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company. Because the Contract Value maintained in the Loan Account (which will earn the Guaranteed Rate) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate.

   Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. All loan payments must be repaid through automatic bank draft. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to purchase payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

   If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default. The total outstanding loan balance, which includes accrued interest, will be reported to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59 1/2. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.

   While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Code.

   In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

   You should consult with your tax adviser on the effect of a loan.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS -- Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

   Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59 1/2, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, or paying amounts needed to avoid eviction or foreclosure that may ONLY be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

   If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

   The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters."

FEDERAL TAX MATTERS

INTRODUCTION -- The Contract described in this Prospectus is designed for use by individuals in retirement plans which are Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT--

   GENERAL.  The Company  intends to be taxed as a life insurance  company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

   CHARGE FOR THE COMPANY'S TAXES. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

   Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

QUALIFIED PLANS -- The Contract may be used with Qualified Plans that meet the requirements of Section 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

   The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner's Beneficiary designation or elected payment option may not be enforceable.

   The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

   The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

   SECTION 403(B). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity program.


   Section 403(b) annuities must generally be provided under a plan that meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee's interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).


   If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

   If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.


   A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. The contribution limit is similar to the limits on contributions to other qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.


   Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee.

   A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

   Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."


   SECTIONS 408 AND 408A. TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as a traditional IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from "Roth IRAs," which are described below.


   IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:


                       =================================
                            TAX YEAR              AMOUNT
                       ---------------------------------
                              2004                $3,000
                            2005-2007             $4,000
                       2008 and thereafter        $5,000
                       =================================

Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $500 during the tax years of 2004 and 2005, or $1,000 for the 2006 tax year or any tax year thereafter. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($65,000 for a married couple filing a joint return and $45,000 for a single taxpayer in 2004). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $150,000 and $160,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.


   Sale of the Contract for use with traditional IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

   In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 70 1/2--the contract owner's retirement date, if any, will not affect his or her required beginning date. See "Section 403(b)." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution that bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

   Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to an eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."

   ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $95,000 to $110,000 in adjusted gross income ($150,000 to $160,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000.

   Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from a traditional IRA are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner's death must begin to be distributed by the end of the first calendar year after death, and made over a beneficiary's life expectancy. If there is no beneficiary, or if the beneficiary elects to delay distributions, the account must be distributed by the end of the fifth full calendar year after death of the Contractowner.

   ROLLOVERS. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the employee's gross income until some future time.

   If any portion of the balance to the credit of an employee in a Section 403(b) plan is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an eligible retirement plan, then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

   An "eligible retirement plan" will be another Section 403(b) plan, or a traditional individual retirement account or annuity described in Code Section 408.

   A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

   TAX PENALTIES. PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; or (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

   The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

   MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

   WITHHOLDING. Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

   Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

   The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION


VOTING OF UNDERLYING FUND SHARES -- The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.


   The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

   Voting rights attributable to your Contract Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS -- The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

   In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

   The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

   Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of any Subaccount to another separate account or Subaccount.

   In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.


CHANGES TO COMPLY WITH LAW AND AMENDMENTS -- The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.


REPORTS TO OWNERS -- The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon purchase payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

   You will also receive annual and semiannual reports containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

ELECTRONIC TRANSFER PRIVILEGES -- You may request a transfer of Contract Value and may make changes to an existing Dollar Cost Averaging or Asset Reallocation option by telephone if the Electronic Transfer Privilege section of the application or the proper form has been properly completed, signed, and filed at the Company's Administrative Office. The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you may not be able to request transfers by telephone and would have to submit written requests.

   By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

LEGAL PROCEEDINGS -- There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS -- Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

PERFORMANCE INFORMATION

   Performance information for the Subaccounts, including the yield and effective yield of the Dreyfus General Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

   Current yield for the Dreyfus General Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings.

   For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge and contingent deferred sales charge and may simultaneously be shown for other periods.

   Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

   Although the Contract was not available for purchase until July 2001, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contracts that incorporate the performance of the Underlying Funds.


   Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.


ADDITIONAL INFORMATION

REGISTRATION STATEMENT -- A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).


FINANCIAL STATEMENTS -- The consolidated financial statements of the Company and its Subsidiaries at December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, and the financial statements of Variable Annuity Account XIV - Valuebuilder Variable Annuity at December 31, 2003, and for each of the specified periods ended December 31, 2003, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

   The Statement of Additional Information contains more specific information and financial statements relating to the Company and its Subsidiaries. The table of contents of the Statement of Additional Information is set forth below:


GENERAL INFORMATION AND HISTORY
  Safekeeping of Assets

DISTRIBUTION OF THE CONTRACT

METHOD OF DEDUCTING THE EXCESS CHARGE

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS
  Section 403(b)
  Sections 408 and 408A

PERFORMANCE INFORMATION

EXPERTS

FINANCIAL STATEMENTS

OBJECTIVES AND STRATEGIES FOR UNDERLYING FUNDS

--------------------------------------------------------------------------------
There is no guarantee that the investment objectives and strategies of any Underlying Fund will be met.
--------------------------------------------------------------------------------

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION MAY BE FOUND IN THE RESPECTIVE PROSPECTUSES. PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. A PROSPECTUS MAY BE OBTAINED BY CALLING 1-800-NEA-VALU.

AIM GROWTH SERIES -- AIM Growth Series is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end series management investment company.


   AIM BASIC VALUE FUND (CLASS A). AIM Basic Value Fund (the "Fund") is a separate series of the AIM Growth Series. A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the Fund.


   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the portfolio managers believe to be undervalued in relation to long-term earning power or other factors. The Fund may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments, all of which are issued by U.S. issuers. The Fund may also invest up to 25% of its total assets in foreign securities.

   AIM MID CAP CORE EQUITY FUND (CLASS A). AIM Mid Cap Core Equity Fund (formerly AIM Mid Cap Equity Fund) (the "Fund") is a separate series of AIM Growth Series. A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of mid-cap companies. In complying with the 80% investment requirement, the Fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of market capitalizations of companies included in the Russell Midcap(TM) Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000(R) Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The Fund may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges or in investment-grade debt securities.

   AIM SMALL CAP GROWTH FUND (CLASS A). AIM Small Cap Growth Fund (the "Fund") is a separate series of AIM Growth Series. A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small-cap companies. In complying with the 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, within the range of market capitalizations of companies, included in the Russell 2000(R) Index. The Russell 2000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Fund may also invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments.

   In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital.


AIM EQUITY FUNDS -- AIM Equity Funds is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end series management investment company.


   AIM BLUE CHIP FUND (CLASS A). AIM Blue Chip Fund (the "Fund") is a separate series of AIM Equity Funds. A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVES AND STRATEGIES: To seek long-term growth of capital with a secondary objective of current income. The Fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in blue chip companies. In complying with the 80% investment requirement, the Fund may invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, which may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a blue chip company to be large and medium sized companies (i.e., companies which fall in the largest 85% of market capitalization of publicly traded companies listed in the United States) with leading market positions and which possess the following characteristics:

o Market Characteristics - Companies that occupy (or in AIM's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Strong market positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for strong unit sales. These factors can, in turn, lead to higher earnings growth and greater share price appreciation. Market leaders can be identified within an industry as those companies that have (i) superior growth prospects compared with other companies in the same industry; (ii) possession of proprietary technology with the potential to bring about major changes within an industry; and/or (iii) leading sales within an industry, or the potential to become a market leader.

o Financial Characteristics - Companies that possess at least one of the following attributes: (i) faster earnings growth than its competitors and the market in general; (ii) higher profit margins relative to its competitors;
   (iii) strong cash flow relative to its competitors; and/or (iv) a balance sheet with relatively low debt and a high return on equity relative to its competitors.


When the portfolio managers believe securities other than marketable equity securities offer the opportunity for long-term growth of capital and current income, the Fund may invest in United States governmental securities and high-quality debt securities. The Fund may also invest up to 25% of its total assets in foreign securities.


AMERICAN CENTURY(R) INVESTMENTS, INC.-- American Century Investments, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   AMERICAN CENTURY HERITAGE FUND (ADVISOR CLASS). American Century Heritage Fund (the "Fund") is a separate Fund of American Century Investments, Inc. American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term capital growth. The Fund generally invests in common stocks of companies that are medium-sized and smaller at the time of purchase, although it may purchase companies of any size. The Fund managers look for stocks of companies they believe will increase in value over time, using a growth investment strategy developed by American Century Investment Management, Inc. This strategy looks for companies with earnings and revenues that are growing at a successively faster or accelerating pace. The Fund will usually purchase common stocks, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, non-leveraged stock index futures contracts and options, notes, bonds and other debt securities. The Fund generally limits its purchase of debt securities to investment-grade obligations, except for convertible debt securities, which may be rated below investment grade.

   Although most of the Fund's assets will be invested in U.S. companies, there is no limit on the amount of assets the Fund can invest in foreign companies. Foreign investing involves special risks such as political instability and currency fluctuation.

   AMERICAN CENTURY SELECT FUND (ADVISOR CLASS). American Century Select Fund (the "Fund") is a separate Fund of American Century Investments, Inc. American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term capital growth. The Fund generally invests in common stocks of larger companies, although it may purchase companies of any size. The Fund managers look for stocks of companies they believe will increase in value over time, using a growth investment strategy developed by American Century Investment Management, Inc. This strategy looks for companies with earnings and revenues that are growing at a successively faster or accelerating pace. The Fund will usually purchase common stocks, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, non-leveraged stock index futures contracts and options, notes, bonds and other debt securities. The Fund generally limits its purchase of debt securities to investment-grade obligations, except for convertible debt securities, which may be rated below investment grade.

   Although most of the Fund's assets will be invested in U.S. companies, there is no limit on the amount of assets the Fund can invest in foreign companies. Foreign investing involves special risks such as political instability and currency fluctuation.

   AMERICAN CENTURY EQUITY INCOME FUND (ADVISOR CLASS). American Century Equity Income Fund (the "Fund") is a separate Fund of American Century Investments, Inc. American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek to provide current income. Capital appreciation is a secondary objective. The Fund managers look for stocks with favorable dividend-paying history that have prospects for dividend payments to continue or increase. The Fund, under normal market circumstances, intends to keep at least 85% of its assets invested in income-paying securities and at least 65% of its assets in U.S. equity securities. The Fund may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, debt securities of companies, debt obligations of governments and their agencies, non-leveraged stock index futures contracts and other similar securities.

   AMERICAN CENTURY INTERNATIONAL GROWTH FUND (ADVISOR CLASS). American Century International Growth Fund (the "Fund") is a separate Fund of American Century Investments, Inc. American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the Fund.

   INVESTMENT  OBJECTIVE  AND  STRATEGIES:  To seek  capital  growth.  The  Fund managers use a growth investment strategy developed by American Century Investment Management, Inc. to invest in stocks of foreign companies that they believe will increase in value over time. This strategy looks for foreign companies with earnings and revenue growth. The Fund's assets will be invested primarily in equity securities of companies located in at least three developed countries (excluding the United States). The Fund may also purchase domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, forward currency exchange contracts, non-leveraged futures and options, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies. Foreign investing involves special risks such as political instability and currency fluctuations.

ARIEL MUTUAL FUNDS -- Ariel Mutual Funds are series of Ariel Investment Trust which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   ARIEL FUND. Ariel Fund (the "Fund") is a separate Fund of Ariel Mutual Funds. Ariel Capital Management, Inc., located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois, 60601, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of small companies with a market capitalization under $2 billion at the time of investment. The Fund seeks to invest in sound companies that many other institutional investors have misunderstood or ignored. These companies share three attributes that the Fund's adviser believes should result in capital appreciation over time: (1) a product or service whose strong brand franchise and loyal customer base pose formidable barriers to potential competition; (2) capable, dedicated management;
(3) a solid balance sheet with high levels of cash flow and a low burden of debt. The Fund's adviser holds investments for a relatively long period of time--typically three to five years.

   ARIEL PREMIER BOND FUND (INVESTOR CLASS). Ariel Premier Bond Fund ("the Fund") is a separate Fund of Ariel Mutual Funds. Ariel Capital Management, Inc., located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois, 60601, serves as investment adviser of the Fund and Lincoln Capital Fixed Income Management Company, LLC located at 200 South Wacker Drive, Suite 2100, Chicago, Illinois, 60606 serves as investment sub-adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To maximize total return through a combination of income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (calculated at the time of investment) in high quality fixed-income securities for which a ready market exists. If the securities are private sector issues--corporate bonds, commercial paper or bonds secured by assets such as home mortgages--generally they must have earned an "A" rating or better from a nationally recognized statistical rating organization, such as Moody's Investors Service, Standard & Poor's or Fitch IBCA Duff & Phelps. The Fund's adviser also considers all bonds issued by the U.S. government and its agencies to be high quality.

CALAMOS INVESTMENT TRUST -- Calamos Investment Trust is registered under the Investment Company Act of 1940, as amended, as a series management investment company.

CALAMOS GROWTH FUND (CLASS A). Calamos Growth Fund (the "Fund") is a separate series of Calamos Investment Trust. Calamos(R) Asset Management, Inc., located at 1111 E. Warrenville Road, Naperville, Illinois, 60563-1463, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term capital growth. In pursuing the objective of the Fund, Calamos Asset Management, Inc. seeks securities that, in its opinion, are undervalued and offer above-average potential for earnings growth coupled with financial strength and stability. The Fund's portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. Although it is anticipated that the Fund will invest primarily in equity securities, the Fund may invest in convertible securities, preferred stocks and obligations such as bonds, debentures and notes that, in the opinion of Calamos Asset Management, Inc., present opportunities for capital appreciation. The Fund may engage in active and frequent trading of portfolio securities.

   CALAMOS GROWTH AND INCOME FUND (CLASS A). Calamos Growth and Income Fund (the "Fund") is a separate series of Calamos Investment Trust. Calamos(R) Asset Management, Inc., located at 1111 E. Warrenville Road, Naperville, Illinois, 60563-1463, serves as the Fund's investment adviser.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek high long-term total return through growth and current income. The Fund invests primarily in a diversified portfolio of convertible, equity and fixed-income securities, with equal emphasis on capital appreciation and current income. The convertible securities may be either debt securities or preferred stocks that can be exchanged for common stock. The average term to maturity of the convertible securities purchased by the Fund will typically range from five to ten years. In addition, a significant portion of the Fund's convertible securities investments are comprised of securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers (Rule 144A securities).

   The Fund's assets not invested in convertible securities are invested in common stocks that, in its opinion, provide opportunities for long-term capital appreciation, or in other securities as described in the Fund's prospectus. The Fund generally invests in smaller and medium-sized companies, the securities of which tend to be more volatile and less liquid than the securities of larger companies. In addition, the Fund may invest without limit in high yield fixed-income securities (often referred to as "junk bonds").

DREYFUS APPRECIATION FUND, INC.-- Dreyfus Appreciation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as the Fund's investment adviser.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the Fund generally invests at least 80% of its net assets in the common stock of U.S. and foreign companies. The Fund focuses on "blue-chip" companies with total market values of more than $5 billion. These established companies have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

   In choosing stocks, the Fund looks for growth companies. The Fund is also alert to companies which it considers undervalued in terms of earnings, assets or growth prospects. The Fund generally maintains relatively large positions in the securities it purchases.

   The Fund employs a "buy-and-hold" investment strategy, and seeks to keep annual portfolio turnover below 15%. As a result, the Fund invests for long-term growth rather than short-term profits.

DREYFUS GROWTH AND VALUE FUNDS, INC.-- Dreyfus Growth and Value Funds, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of nine series.

   DREYFUS PREMIER STRATEGIC VALUE FUND (CLASS A). Dreyfus Premier Strategic Value Fund (the "Fund") is a separate series of Dreyfus Growth and Value Funds, Inc. The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as the Fund's investment adviser.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital appreciation. To pursue this goal, the Fund invests at least 80% of its assets in stocks. The Fund's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings. The Fund's portfolio manager identifies potential investments through extensive quantitative and fundamental research. The Fund will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

o value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

o business health, or overall efficiency and profitability as measured by return on assets and return on equity

o business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm

   The Fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the manager's expectations.

   At  times,  the  Fund  may  engage  in  short-selling,   hedging  techniques,
overweighting industry and security positions, and investing in small companies, high-yield debt securities and private placements.

   DREYFUS MIDCAP VALUE FUND. Dreyfus Midcap Value Fund (the "Fund") is a separate series of Dreyfus Growth and Value Funds, Inc. The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as the Fund's investment adviser.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek to surpass the performance of the Russell Midcap Value Index. To pursue this goal, the Fund invests at least 80% of its assets in stocks with market capitalizations between $1 billion and $25 billion at the time of purchase. Because the Fund may continue to hold a security whose market capitalization grows, a substantial portion of the Fund's holdings can have market capitalizations in excess of $25 billion at any given time. The Fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings.

   The Fund's portfolio manager identifies potential investments through extensive quantitative and fundamental research. The Fund will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

o value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

o business health, or overall efficiency and profitability as measured by return on assets and return on equity

o business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm

   The Fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the portfolio manager's expectations.

   GENERAL MONEY MARKET FUND (CLASS B). General Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as the Fund's investment adviser.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the Fund invests in a diversified portfolio of high quality, short-term debt securities, including the following:

o securities issued or guaranteed by the U.S. government or its agencies or instrumentalities

o  certificates  of  deposit,  time  deposits,  bankers'  acceptances  and other
   short-term   securities   issued  by  domestic  or  foreign  banks  or  their
   subsidiaries or branches

o  repurchase agreements

o  asset-backed securities

o  domestic  and   dollar-denominated   foreign   commercial  paper,  and  other
   short-term corporate obligations, including those with floating or variable rates of interest

o dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies.

   Normally, the Fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

FIDELITY ADVISOR SERIES -- Fidelity Advisor Series is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust.

   FIDELITY(R) ADVISOR VALUE STRATEGIES FUND (CLASS T). The Fidelity Advisor Value Strategies Fund (the "Fund') is a separate series of Fidelity Advisor Series. Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as the Fund's investment adviser.

   INVESTMENT OBJECTIVE: To seek capital appreciation.

   INVESTMENT STRATEGIES: The Fund normally invests its assets primarily in common stocks. The Fund invests in securities of companies that Fidelity Management & Research Company believes are undervalued in the marketplace in relation to factors such as the assets, earnings, or growth potential. (The stocks of these companies are often called "value" stocks.) The Fund focuses on investments in securities issued by medium-sized companies, but may also make substantial investments in securities issued by larger or smaller companies. The Fund may invest in domestic and foreign issuers. In buying and selling securities for the Fund, Fidelity Management & Research Company relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

   FIDELITY(R) ADVISOR DIVIDEND GROWTH FUND (CLASS T). Fidelity Advisor Dividend Growth Fund (the "Fund") is a separate series of Fidelity Advisor Series. Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as the Fund's investment adviser.

   INVESTMENT OBJECTIVE: To seek capital appreciation.

   INVESTMENT STRATEGIES: The Fund normally invests primarily in common stocks. The Fund normally invests at least 80% of its total assets in companies that Fidelity Management & Research Company believes have the potential for dividend growth by either increasing their dividends or commencing dividends, if none are currently paid. The Fund may invest in domestic and foreign issuers. Fidelity Management & Research Company uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments for the Fund.

   FIDELITY(R) ADVISOR MID CAP FUND (CLASS T). Fidelity Advisor Mid Cap Fund (the "Fund") is a separate series of Fidelity Advisor Series. Fidelity
Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE: To seek long-term growth of capital.

   INVESTMENT STRATEGIES: The Investment Manager, Fidelity Management & Research Company, normally invests at least 80% of the Fund's total assets in securities of companies with medium market capitalization. The Investment Manager may also invest the Fund's assets in companies with smaller or larger market capitalizations.

   The Investment Manager may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

   The Investment Manager is not constrained by any particular investment style. At any given time, the Investment Manager may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, the Investment Manager relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

   The Investment Manager may also lend the Fund's securities to broker-dealers or other institutions to earn income for the Fund.

   The Investment Manager may use various techniques, such as buying and selling futures contracts, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the Investment Manager's strategies do not work as intended, the Fund may not achieve its objective.

   FIDELITY(R) ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND (CLASS T). Fidelity Advisor International Capital Appreciation Fund (the "Fund") is a fund of Fidelity Advisor Series. Fidelity Advisor Series is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE: To seek long-term growth of capital.

   INVESTMENT STRATEGIES: The Investment Manager, Fidelity Management & Research Company, normally invests primarily in non-U.S. securities, including securities of issuers located in emerging markets. The Investment Manager normally invests the fund's assets primarily in common stocks.

   The Investment Manager may also lend the Fund's securities to broker-dealers or other institutions to earn income for the Fund.

   The Investment Manager may use various techniques, such as buying and selling futures contracts, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the Investment Manager's strategies do not work as intended, the Fund may not achieve its objective.

INVESCO STOCK FUNDS, INC.-- INVESCO Stock Funds, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of seven series, one of which is represented herein.

   INVESCO DYNAMICS FUND (CLASS K). INVESCO Dynamics Fund (the "Fund") is a separate series of INVESCO Stock Funds, Inc. INVESCO Funds Group, Inc., located at 7800 East Union Avenue, Denver, Colorado, serves as the investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek growth of capital. The Fund pursues its objective by investing primarily in common stocks of mid-sized companies--those with market capitalizations between $2 billion and $15 billion at the time of purchase--but also has the flexibility to invest in other types of securities including preferred stocks, convertible securities, and bonds.

   The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors that INVESCO believes will lead to rapid sales or earnings growth.

   The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the Fund's investments are usually bought and sold relatively frequently.

   While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

INVESCO SECTOR FUNDS, INC.-- INVESCO Sector Funds, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of nine series, one of which is represented herein.

   INVESCO TECHNOLOGY FUND (CLASS K). INVESCO Technology Fund (the "Fund") is a separate series of INVESCO Sector Funds, Inc. INVESCO Funds Group, Inc., located at 7800 East Union Avenue, Denver, Colorado, serves as the Fund's investment adviser.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek growth of capital. The Fund invests primarily in the equity securities of companies engaged in technology-related industries. These include, but are not limited to, applied technology, bio-technology, communications, computers, electronics, Internet, IT services and consulting, software, telecommunications equipment and services, office and factory automation, networking, robotics and video. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.

   A core portion of the Fund's portfolio is invested in market-leading technology companies that INVESCO, the Fund's adviser, believes will maintain or improve their market share regardless of overall economic conditions. These companies are usually large, established firms that are leaders in their field and have a strategic advantage over many of their competitors. The remainder of the Fund's portfolio consists of faster-growing, more volatile technology companies that INVESCO believes to be emerging leaders in their fields. The market prices of these companies tend to rise and fall more rapidly than those of larger, more established companies.

PIMCO FUNDS -- PIMCO Funds is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   PIMCO HIGH YIELD FUND (CLASS A). PIMCO High Yield Fund (the "Fund") is a separate series of the PIMCO Funds: Pacific Investment Management Series. Pacific Investment Management Company LLC, located at 840 Newport Center Drive, Suite 300, Newport Beach, California, 92660, serves as the Fund's investment adviser.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek maximum total return, consistent with preservation of capital and prudent investment management. To pursue this goal, the Fund invests under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or Standard & Poor's, or, if unrated, determined by the Fund's adviser to be of comparable quality. The remainder of the Fund's assets may be invested in investment grade fixed income instruments. The average portfolio duration of this Fund normally varies within a two- to six-year timeframe based on PIMCO's forecast for interest rates. The Fund may invest up to 25% of its assets in euro-denominated securities and may invest without limit in U.S. dollar-denominated securities. The Fund will normally hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund may invest up to 25% of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may invest all of its assets in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to earn income and may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

SECURITY INCOME FUND -- Security Income Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of three series, two of which are represented herein.

   SECURITY CAPITAL PRESERVATION FUND (CLASS A). Security Capital Preservation Fund (the "Fund") is a separate series of Security Income Fund. The Fund invests all of its assets in a master portfolio (the "Portfolio"). Deutsche Asset
Management, Inc., 280 Park Avenue, New York, New York 10017, serves as investment adviser of the Portfolio.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek a high level of current income while seeking to maintain a stable value per share. The Fund, through the Portfolio, seeks to achieve its goal by investing in fixed income securities of varying maturities, money market instruments and futures and options (including futures and options traded on foreign exchanges, such as bonds and equity indices of foreign countries). The Fund attempts to maintain a stable share value by entering into contracts, called Wrapper Agreements, with financial institutions, such as insurance companies or banks.

   SECURITY DIVERSIFIED INCOME FUND (CLASS A). Security Diversified Income Fund (the "Fund") is a separate series of Security Income Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas, serves as the Fund's investment adviser.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek a high level of interest income with security of principal. The Fund pursues its objective, under normal market conditions, by investing primarily in a diversified portfolio of investment grade debt securities. The Fund expects to maintain a weighted average duration of three to ten years. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar denominated foreign securities. Some of the asset classes in which the Fund invests may include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment grade mortgage-backed securities, investment grade asset-backed securities, and U.S. Government securities.

   The Fund may also invest a portion of its assets in options and futures contracts.


   SECURITY INCOME OPPORTUNITY FUND (CLASS A). Security Income Opportunity Fund (the "Fund") is a separate series of Security Income Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the investment adviser of the Fund. Security Management Company has engaged Four Corners Capital Management, LLC ("Four Corners"), 515 S. Flower Street, Suite 4310, Los Angeles, California 90071, to provide investment advisory services to the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek a high level of current income. The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in senior secured floating rate corporate loans ("Senior Loans") and corporate debt securities. The Senior Loans and corporate debt securities in which the Fund invests generally are rated in medium or lower rating categories, or determined by Four Corners to be of comparable quality. Such securities are commonly referred to as "high yield" or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The Fund may invest up to 10% of its net assets in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. The Fund may also invest a portion of its assets in other types of securities or instruments.


SECURITY EQUITY FUND -- Security Equity Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of nine series, six of which are represented herein.

   SECURITY GLOBAL SERIES (CLASS A). Security Global Series (the "Fund") is a separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the Fund's investment Adviser. Security Management Company has engaged OppenheimerFunds, Inc., 498 Seventh Avenue, New York, New York 10018, to provide investment advisory services to the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States. The Fund pursues its objective by investing, under normal market conditions, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States. The Fund primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. While the Fund may invest in the United States, there is no limit on its foreign investments. The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund. Investments in debt securities may be made when market conditions are uncertain. The Fund also may invest a portion of its assets in options, futures contracts and foreign currencies, which may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. The Fund may also invest in emerging market countries.

   SECURITY EQUITY SERIES (CLASS A). Security Equity Series (the "Fund") is a separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include American Depositary Receipts ("ADRs") and convertible securities. The Fund typically invests in equity securities of companies whose total market value is $5 billion or greater at the time of purchase.

   The Fund also may invest a portion of its assets in options and futures contracts.

   The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

   SECURITY LARGE CAP GROWTH SERIES (CLASS A). Security Large Cap Growth Series (the "Fund") is separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in common stock and other equity securities of large capitalization companies that, in the opinion of Security Management Company, have long-term capital growth potential. The Fund defines large capitalization companies as those whose total market value is at least $5 billion at the time of purchase. The Fund invests primarily in a portfolio of common stocks, which may include ADRs and other securities with common stock characteristics, such as securities convertible into common stocks. The Fund is non-diversified as defined in the Investment Company Act of 1940, which means that it may hold a larger position in a smaller number of securities than a diversified fund. The Fund may also concentrate its investments in a particular industry that represents 20% or more of its benchmark index, the Russell 1000 Growth Index.

   The Fund also may invest a portion of its assets in options and futures contracts.

   The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

   SECURITY MID CAP VALUE SERIES (CLASS A). Security Mid Cap Value Series (the "Fund") is separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser of the Fund.


   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the S&P Mid Cap 400 Index. The index currently consists of securities of companies with capitalizations that range from $336 million to $11.8 billion. The Fund may also invest in ADRs. The Fund typically invests in equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows. Due to the nature of the value companies, the securities included in the Fund's portfolio typically consist of small- to medium-sized companies. The Fund is subject to the risks associated with investing in small capitalization companies.


   The Fund also may invest a portion of its assets in options and futures contracts.

   The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

   SECURITY SMALL CAP GROWTH SERIES (CLASS A). Security Small Cap Growth Series (the "Fund") is a separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the Fund's investment adviser. Security Management Company has engaged RS Investment Management, L.P. ("RS Investment"), 388 Market Street, San Francisco, California 94111, to provide investment advisory services to the Fund.


   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies with market capitalizations of $1.5 billion or less at the time of investment that, in the opinion of RS Investment, have the potential for long-term capital growth. The Fund may invest the remainder of its assets in securities of companies of any size. The Fund may also engage in short sales of securities it expects to decline in price. The
Fund will likely invest a portion of its assets in technology and Internet-related companies.


   In selecting investments for the Fund, RS Investment looks for companies with sustainable revenue and earnings growth, companies that have a sustainable competitive advantage, superior financial characteristics, and strong management; and companies that are under-followed by Wall Street analysts. The Fund may sell a stock when RS Investment believes that a company no longer provides these advantages or that the stock's price fully reflects what RS Investment believes to be the company's value.

   SECURITY SOCIAL AWARENESS SERIES (CLASS A). Social Awareness Series (the "Fund") is a separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the Fund's investment Adviser.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital appreciation. The Fund pursues its objective by investing, under normal market conditions, in a well-diversified portfolio of equity securities that Security Management Company, LLC believes have above-average earnings potential and which meet certain established social criteria. The Fund also may invest in companies that are included in the Domini 400 Social Index(SM), which companies will be deemed to comply with the Fund's social criteria. The Fund typically invests in the common stock of companies whose total market value is $5 billion or greater at the time of purchase.


SECURITY  LARGE CAP VALUE FUND (CLASS A) -- Security Large Cap Value Fund (Class
A) (formerly Security Growth and Income Fund) (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the Fund's investment adviser. Security Management Company has engaged The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, to provide investment advisory services to the Fund.


   INVESTMENT OBJECTIVES AND STRATEGIES: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in large-capitalization value companies (those whose total market value is $5 billion or greater at the time of purchase). The Fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers. The Fund may invest a portion of its assets in options and futures contracts.


SECURITY MID CAP GROWTH FUND (CLASS A) -- Security Mid Cap Growth Fund (Class A) (formerly Security Ultra Fund) (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the Fund's investment adviser.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital appreciation. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the S&P Mid Cap 400 Index. The index currently consists of securities of companies with capitalizations that range from $336 million to $11.8 billion.


   The Fund also may invest a portion of its assets in options and futures contracts.

   The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

STRONG CONSERVATIVE EQUITY FUNDS, INC.-- Strong Conservative Equity Funds, Inc. is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

   STRONG GROWTH AND INCOME FUND (ADVISOR CLASS). The Strong Growth and Income Fund (the "Fund") is a separate series of Strong Conservative Equity Funds, Inc. Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek high total return by investing for capital growth and income. The Fund, under normal conditions, focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth. To a limited extent, the Fund may also invest in foreign-based companies, primarily through American Depositary Receipts (ADRs). The manager's investment philosophy is that the stocks of companies with strong relative earnings growth will perform well over time. To choose investments, the manager focuses on those companies that are improving their returns on invested capital. The manager utilizes fundamental analysis such as management interviews and financial statement analysis. In addition, quantitative analysis is utilized to screen undervalued securities, improving returns and earnings growth.

STRONG EQUITY FUNDS, INC.-- Strong Equity Funds, Inc. is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

   STRONG GROWTH 20 FUND (ADVISOR CLASS). The Strong Growth 20 Fund (the "Fund") is a separate series of Strong Equity Funds, Inc. Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital growth. The Fund focuses, under normal conditions, on stocks of 20 to 30 companies that its manager believes have favorable prospects for accelerating growth of earnings, but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. In addition, the Fund may utilize an active trading approach and may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return. To a limited extent, the Fund may also invest in foreign securities.

   STRONG ADVISOR SMALL CAP VALUE FUND (CLASS A). Strong Advisor Small Cap Value Fund (the "Fund") is a separate series of Strong Equity Funds, Inc. Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital growth. The Fund invests, under normal conditions, at least 65% of its assets in stocks of small-capitalization companies that its manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines "small-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell 2500 Index at the time of investment. The manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic, or social environment.

   The Fund writes put and call options. To a limited extent, the Fund may also invest in foreign securities.

   STRONG OPPORTUNITY FUND (ADVISOR CLASS). Strong Opportunity Fund (the "Fund") is a separate series of Strong Equity Funds, Inc. Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital growth. The Fund invests, under normal conditions, primarily in stocks of medium-capitalization companies that Strong Capital Management believes are underpriced, yet have attractive growth prospects. Strong bases its analysis on a company's "private market value"--the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. To a limited extent, the Fund may also invest in foreign securities.

VAN KAMPEN EQUITY AND INCOME FUND (CLASS A) -- Van Kampen Equity and Income Fund (the "Fund") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Van Kampen Asset Management Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary objective. The Fund seeks to achieve its investment objectives by investing primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies that Van Kampen Asset Management, Inc. believes offer the potential for income with safety of principal and long-term growth of capital. The Fund may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.

VAN KAMPEN COMSTOCK FUND (CLASS A) -- Van Kampen Comstock Fund (the "Fund") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Van Kampen Asset Management Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Fund seeks to achieve its investment objective under normal market conditions by investing in a portfolio of equity securities, consisting principally of common stocks. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies believed by Van Kampen Asset Management to possess the potential for capital growth and income. The Fund may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.

VAN KAMPEN AGGRESSIVE GROWTH FUND (CLASS A) -- Van Kampen Aggressive Growth Fund (the "Fund") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Van Kampen Investment Advisory Corp., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital growth. The Fund seeks to achieve its investment objective under normal conditions by investing at least 65% of the Fund's total assets in common stocks or other equity securities of companies that Van Kampen Investment Advisory Corp. believes have an above-average potential for capital growth. The Fund focuses primarily on equity securities of small- and medium-sized companies, although the Fund may invest in larger-sized companies that Van Kampen Investment Advisory Corp. believes have an above-average potential for capital growth. The Fund may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.

PROSPECTUS                                               May 1, 2004




--------------------------------------------------------------------------------
ADVANCEDESIGNS(SM) VARIALBE ANNUITY
--------------------------------------------------------------------------------










                                                     ---------------------------
                                                          Important Privacy
                                                           Notice Included

                                                           See Back Cover
                                                     ---------------------------




                                     [SDI LOGO] SECURITY DISTRIBUTORS, INC.
                                                A Member of The Security Benefit
                                                Group of Companies

                       ADVANCEDESIGNS(SM) VARIABLE ANNUITY

                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT


               ISSUED BY:                           MAILING ADDRESS:
       SECURITY BENEFIT LIFE                    SECURITY BENEFIT LIFE
         INSURANCE COMPANY                        INSURANCE COMPANY
       ONE SECURITY BENEFIT PLACE               P.O. BOX 750497
       TOPEKA, KANSAS 66636-0001                TOPEKA, KANSAS 66675-0497
       1-800-888-2461
--------------------------------------------------------------------------------

   This Prospectus describes a flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available for individuals in connection with a retirement plan qualified under Section 403(b), 408, or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

   You may allocate your purchase payments to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV - AdvanceDesigns Variable Annuity, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:


o  AIM V.I. Basic Value                  o  SBL Diversified Income
o  AIM V.I. International Growth         o  SBL Enhanced Index
o  AIM V.I. Mid Cap Core Equity          o  SBL Equity
o  AIM V.I. Real Estate                  o  SBL Equity Income
o  American Century VP Ultra             o  SBL Global
o  American Century VP Value             o  SBL High Yield
o  Dreyfus IP Technology Growth          o  SBL Large Cap Growth
o  Dreyfus VIF International Value       o  SBL Large Cap Value
o  Evolution Managed Bond                o  SBL Main Street Growth and Income(R)
o  Evolution Managed Equity              o  SBL Managed Asset Allocation
o  INVESCO VIF Health Sciences           o  SBL Mid Cap Growth
o  Oppenheimer Main Street               o  SBL Mid Cap Value
     Small Cap(R)/VA                     o  SBL Money Market
o  PIMCO VIT All Asset                   o  SBL Select 25
o  PIMCO VIT Low Duration                o  SBL Small Cap Growth
o  PIMCO VIT Real Return                 o  SBL Small Cap Value
o  Rydex VT Sector Rotation              o  SBL Social Awareness
o  SBL Alpha Opportunity


   Amounts that you allocate to the Subaccounts under the Contract will vary based on investment performance of the Subaccounts. No minimum amount of Contract Value is guaranteed.


   Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value in the Fixed Account is guaranteed by the Company. The Fixed Account is not available in all states.


   When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."


   This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2004, which has been filed with the Securities and Exchange Commission ("SEC"), contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 46 of this Prospectus.


   The SEC maintains a web site (http://www.sec.gov) that contains the Statement
of  Additional  Information,   material  incorporated  by  reference  and  other
information regarding companies that file electronically with the SEC.

--------------------------------------------------------------------------------
   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE UNDERLYING FUNDS. YOU SHOULD READ THE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

   EXPENSES FOR THIS CONTRACT, IF PURCHASED WITH AN EXTRA CREDIT RIDER, MAY BE HIGHER THAN EXPENSES FOR A CONTRACT WITHOUT AN EXTRA CREDIT RIDER. THE AMOUNT OF CREDIT ENHANCEMENT MAY BE MORE THAN OFFSET BY ANY ADDITIONAL FEES AND CHARGES.

   THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE VALUE OF YOUR CONTRACT CAN GO UP AND DOWN AND YOU COULD LOSE MONEY.


DATE:  MAY 1, 2004

--------------------------------------------------------------------------------
       The variable annuity covered by this Prospectus is the subject of a pending patent application in the United States Patent and Trademark Office.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                            Page

DEFINITIONS...............................................................    4
SUMMARY...................................................................    5
   Purpose of the Contract................................................    5
   The Separate Account and the Funds.....................................    5
   Fixed Account..........................................................    5
   Purchase Payments......................................................    5
   Contract Benefits......................................................    5
   Free-Look Right........................................................    6
   Charges and Deductions.................................................    6
   Contacting the Company.................................................    9
EXPENSE TABLE.............................................................   10
   Contract Owner Transaction Expenses....................................   10
   Periodic Expenses......................................................   10
   Optional Rider Expenses................................................   11
   Example................................................................   11
CONDENSED FINANCIAL INFORMATION...........................................   12
INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS........   14
   Security Benefit Life Insurance Company................................   14
   Published Ratings......................................................   14
   Separate Account.......................................................   14
   Underlying Funds.......................................................   14
THE CONTRACT..............................................................   15
   General................................................................   15
   Application for a Contract.............................................   16
   Purchase Payments......................................................   16
   Allocation of Purchase Payments........................................   16
   Dollar Cost Averaging Option...........................................   16
   Asset Reallocation Option..............................................   17
   Transfers of Contract Value............................................   18
   Contract Value.........................................................   18
   Determination of Contract Value........................................   18
   Full and Partial Withdrawals...........................................   19
   Systematic Withdrawals.................................................   20
   Free-Look Right........................................................   20
   Death Benefit..........................................................   21
   Distribution Requirements..............................................   21
   Death of the Annuitant.................................................   21
CHARGES AND DEDUCTIONS....................................................   22
   Contingent Deferred Sales Charge.......................................   22
   Mortality and Expense Risk Charge......................................   22
   Administration Charge..................................................   23
   Account Administration Charge..........................................   23
   Premium Tax Charge.....................................................   23
   Other Charges..........................................................   23
   Variations in Charges..................................................   23
   Guarantee of Certain Charges...........................................   23
   Underlying Fund Expenses...............................................   23
OPTIONAL RIDER CHARGES....................................................   24
   Guaranteed Minimum Income Benefit......................................   24
   Annual Stepped Up Death Benefit........................................   24
   Guaranteed Growth Death Benefit........................................   25
   Combined Annual Stepped Up and Guaranteed Growth Death Benefit.........   25
   Enhanced Death Benefit.................................................   26
   Combined Enhanced and Annual Stepped Up Death Benefit..................   26
   Combined Enhanced and Guaranteed Growth Death Benefit..................   26
   Combined Enhanced, Annual Stepped Up,
     and Guaranteed Growth Death Benefit..................................   27
   Guaranteed Minimum Withdrawal Benefit..................................   27
   Total Protection.......................................................   28
   Extra Credit...........................................................   29
   Waiver of Withdrawal Charge............................................   30
   Alternate Withdrawal Charge............................................   30
ANNUITY PERIOD............................................................   31
   General................................................................   31
   Annuity Options........................................................   32
   Selection of an Option.................................................   33
THE FIXED ACCOUNT.........................................................   33
   Interest...............................................................   33
   DCA Plus Account.......................................................   34
   Death Benefit..........................................................   34
   Contract Charges.......................................................   34
   Transfers and Withdrawals from the Fixed Account.......................   35
   Payments from the Fixed Account........................................   35
MORE ABOUT THE CONTRACT...................................................   35
   Ownership..............................................................   35
   Designation and Change of Beneficiary..................................   35
   Dividends..............................................................   36
   Payments from the Separate Account.....................................   36
   Proof of Age and Survival..............................................   36
   Misstatements..........................................................   36
   Loans..................................................................   36
   Restrictions on Withdrawals from Qualified Plans.......................   37
FEDERAL TAX MATTERS.......................................................   38
   Introduction...........................................................   38
   Tax Status of the Company and the Separate Account.....................   38
   Income Taxation of Annuities in General--Non-Qualified Plans...........   39
   Additional Considerations..............................................   40
   Qualified Plans........................................................   41
OTHER INFORMATION.........................................................   43
   Voting of Underlying Fund Shares.......................................   43
   Substitution of Investments............................................   44
   Changes to Comply with Law and Amendments..............................   44
   Reports to Owners......................................................   44
   Electronic Transfer Privileges.........................................   45
   Legal Proceedings......................................................   45
   Legal Matters..........................................................   45
PERFORMANCE INFORMATION...................................................   45
ADDITIONAL INFORMATION....................................................   46
   Registration Statement.................................................   46
   Financial Statements...................................................   46

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION.................   46

OBJECTIVES FOR UNDERLYING FUNDS...........................................   47
APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement

--------------------------------------------------------------------------------
YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.
--------------------------------------------------------------------------------

DEFINITIONS

   Various terms commonly used in this Prospectus are defined as follows:

   ACCUMULATION UNIT -- A unit of measure used to calculate Contract Value.


   ADMINISTRATIVE OFFICE-- The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.


   ANNUITANT -- The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

   ANNUITY -- A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

   ANNUITY OPTIONS -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

   ANNUITY PERIOD -- The period beginning on the Annuity Start Date during which annuity payments are made.

   ANNUITY START DATE -- The date when annuity payments begin as elected by the Owner.

   ANNUITY UNIT -- A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

   AUTOMATIC INVESTMENT PROGRAM -- A program pursuant to which purchase payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

   CONTRACT DATE -- The date the Contract begins as shown in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial purchase payment is credited to the Contract.

   CONTRACT DEBT -- The unpaid loan balance including loan interest.

   CONTRACT VALUE -- The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

   CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

   CREDIT ENHANCEMENT -- An amount added to Contract Value under the Extra Credit Rider.

   DESIGNATED BENEFICIARY -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.

   FIXED ACCOUNT -- An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. The Fixed Account is not available in all states. See the "Fixed Account."

   GENERAL ACCOUNT -- All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

   GUARANTEED RATE -- The minimum interest rate earned on the Fixed Account, which ranges from 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

   OWNER -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

   PARTICIPANT-- A Participant under a Qualified Plan.

   PURCHASE PAYMENT -- An amount paid to the Company as consideration for the Contract.

   SEPARATE ACCOUNT -- The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

   SUBACCOUNT -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

   UNDERLYING FUND -- A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

   VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   VALUATION PERIOD -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

   WITHDRAWAL VALUE -- The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If an Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested.

SUMMARY

   This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of
Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and in the Contract.


PURPOSE OF THE CONTRACT -- The flexible purchase payment deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

   You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). You may also purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 403(b), 408, or 408A of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). Please see the discussion under "The Contract" for more detailed information.


================================================================================


THE SEPARATE ACCOUNT AND THE FUNDS -- The Separate Account is divided into accounts referred to as Subaccounts. See "Separate Account." Each Subaccount invests exclusively in shares of a corresponding Underlying Fund, each of which has a different investment objective and policies. The Subaccounts are as follows:

o  AIM V.I. Basic Value                  o  SBL Diversified Income
o  AIM V.I. International Growth         o  SBL Enhanced Index
o  AIM V.I. Mid Cap Core Equity          o  SBL Equity
o  AIM V.I. Real Estate                  o  SBL Equity Income
o  American Century VP Ultra             o  SBL Global
o  American Century VP Value             o  SBL High Yield
o  Dreyfus IP Technology Growth          o  SBL Large Cap Growth
o  Dreyfus VIF International Value       o  SBL Large Cap Value
o  Evolution Managed Bond                o  SBL Main Street Growth and Income(R)
o  Evolution Managed Equity              o  SBL Managed Asset Allocation
o  INVESCO VIF Health Sciences           o  SBL Mid Cap Growth
o  Oppenheimer Main Street               o  SBL Mid Cap Value
     Small Cap(R)/VA                     o  SBL Money Market
o  PIMCO VIT All Asset                   o  SBL Select 25
o  PIMCO VIT Low Duration                o  SBL Small Cap Growth
o  PIMCO VIT Real Return                 o  SBL Small Cap Value
o  Rydex VT Sector Rotation              o  SBL Social Awareness
o  SBL Alpha Opportunity


   You may allocate all or part of your purchase payments to the Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

================================================================================

FIXED ACCOUNT -- You may allocate all or part of your purchase payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. The Fixed Account is not available in all states. See "The Fixed Account."

PURCHASE PAYMENTS -- Your initial purchase payment must be at least $10,000. Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $500 ($50 under an Automatic Investment Program). See "Purchase Payments."

CONTRACT BENEFITS -- You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, if it is available under your Contract, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

   At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

   The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."

FREE-LOOK RIGHT -- You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you purchase payments allocated to the Fixed Account (not including any Credit Enhancements if an Extra Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements.

   Some states' laws require us to refund your purchase payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund purchase payments allocated to the Subaccounts rather than Contract Value.

CHARGES AND DEDUCTIONS -- The Company does not deduct sales load from purchase payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.


   CONTINGENT DEFERRED SALES CHARGE. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a "withdrawal charge"). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.


   The Free Withdrawal amount is equal in the first Contract Year, to 10% of purchase payments, excluding any Credit Enhancements, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first day of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of purchase payments that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings.

   The amount of the charge will depend on how long your purchase payments have been held under the Contract. Each purchase payment you make is considered to have a certain "age," depending on the length of time since the purchase payment was effective. A purchase payment is "age one" in the year beginning on the date the purchase payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                     ======================================
                     PURCHASE PAYMENT AGE        WITHDRAWAL
                          (IN YEARS)               CHARGE
                     --------------------------------------
                               1                     7%
                               2                     7%
                               3                     6%
                               4                     5%
                               5                     4%
                               6                     3%
                               7                     2%
                          8 and over                 0%
                     ======================================

   The amount of the withdrawal charge assessed against your Contract will never exceed 7% of purchase payments paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See "Contingent Deferred Sales Charge."

   MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 1.20%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts it from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

     =====================================================================
                                                      ANNUAL MORTALITY AND
     CONTRACT VALUE                                   EXPENSE RISK CHARGE
     ---------------------------------------------------------------------
     Less than $25,000 ...............................     1.45%
     At least $25,000 but less than $100,000 .........     1.30%
     $100,000 or more ................................     1.20%
     =====================================================================

During the Annuity Period, the mortality and expense risk charge is 1.25% under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above. See "Mortality and Expense Risk Charge."


   OPTIONAL RIDER CHARGES. The Company deducts a monthly charge from Contract Value for certain Riders that may be elected by the Owner. The Company generally will deduct the monthly Rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly Rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.

   The Company makes each Rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, which are also available for purchase on a Contract Anniversary. You may not terminate a Rider after issue, unless otherwise stated. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. Each Rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. You may not select Riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such Riders, 1.40%, would exceed the applicable maximum Rider charge of 1.00%. See "Optional Rider Charges."


   GUARANTEED MINIMUM INCOME BENEFIT. This Rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The
Minimum Income Benefit is equal to Purchase Payments, net of any Premium tax, less an adjustment for Withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. The Minimum Income Benefit may be applied to purchase a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4, joint and last survivor with a 10-year period certain, within 30 days of any Contract Anniversary following the 10th Contract Anniversary. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is as follows:

                       =================================
                       INTEREST RATE        RIDER CHARGE
                       ---------------------------------
                            3%                 0.15%
                            5%                 0.30%
                       =================================

See "Guaranteed Minimum Income Benefit."

   ANNUAL STEPPED UP DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company; or (3) the Stepped Up Death Benefit. The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:


o The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus


o Any purchase payments received by the Company since the applicable Contract Anniversary; less

o An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary.

This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.20%. See "Annual Stepped Up Death Benefit."


   GUARANTEED GROWTH DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company; or (3) the Guaranteed Growth Death Benefit. The Guaranteed Growth Death Benefit is an amount equal to purchase payments, net of any premium tax, less an adjustment for any withdrawals, increased at an annual effective rate of 3%, 5%, 6% or 7% (6% and 7% not available to Texas residents), as elected in the application. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is as follows:

                       ==================================
                       INTEREST RATE         RIDER CHARGE
                       ----------------------------------
                            3%                  0.10%
                            5%                  0.20%
                            6%*                 0.25%
                            7%*                 0.30%
                       ----------------------------------
                       *Not available to Texas residents.
                       ==================================


See "Guaranteed Growth Death Benefit."


   COMBINED ANNUAL STEPPED UP AND GUARANTEED GROWTH DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company; (3) the Annual Stepped Up Death Benefit (as described above); or (4) the Guaranteed Growth Death Benefit at 5% (as described above). This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.25%. See "Combined Annual Stepped Up and Guaranteed Growth Death Benefit."

   ENHANCED DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greater of: (1) purchase payments, less any withdrawals and withdrawal charges; or (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit. The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted purchase payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or (2) 25% of adjusted purchase payments. Contract gain is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted purchase payments. Adjusted purchase payments are equal to all purchase payments made to the Contract adjusted for withdrawals and any applicable premium tax. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.25%. See "Enhanced Death Benefit."

   COMBINED ENHANCED AND ANNUAL STEPPED UP DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or (3) the Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.35%. See "Combined Enhanced and Annual Stepped Up Death Benefit."

   COMBINED ENHANCED AND GUARANTEED GROWTH DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or (3) the Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.35%. See "Combined Enhanced and Guaranteed Growth Death Benefit."

   COMBINED ENHANCED, ANNUAL STEPPED UP, AND GUARANTEED GROWTH DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); (3) the Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit; or (4) the Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.40%. See "Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit."


   GUARANTEED MINIMUM WITHDRAWAL BENEFIT. You may purchase this Rider when you purchase the Contract or on any Contract Anniversary. If you elect this Rider when you purchase the Contract, your "Benefit Amount" is equal to a percentage of the initial purchase payment including any Credit Enhancement. If you purchase the Rider on a Contract Anniversary, your Benefit Amount is equal to a percentage of your Contract Value on the date we add this Rider to your Contract. The Benefit Amount is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount."

   You may withdraw up to a specified amount each Contract Year (the "Annual Withdrawal Amount"), regardless of market performance, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial purchase payment including any Credit Enhancement (or Contract Value on the purchase date of the Rider if the Rider is purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

                   =========================================
                         ANNUAL
                   WITHDRAWAL AMOUNT*        BENEFIT AMOUNT*
                   -----------------------------------------
                           5%                     130%
                           6%                     110%
                           7%                     100%
                   -----------------------------------------
                   *A  percentage  of the  initial  purchase
                    payment including any Credit Enhancement
                    (or Contract  Value on the purchase date
                    of the Rider if the  Rider is  purchased
                    on a Contract Anniversary).
                   =========================================


The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of withdrawals in a Contract Year that exceed the Annual Withdrawal Amount. This Rider is available only if the age of each Owner and Annuitant at the time the Rider is purchased is age 85 or younger. The charge for this Rider is 0.45%. The Company may increase the charge for this Rider if you elect a reset as discussed under "Guaranteed Minimum Withdrawal Benefit." The Company reserves the right to increase the Rider charge at the time of any such reset; however, the Company guarantees the Rider charge upon reset will not exceed 1.10% on an annual basis. See "Guaranteed Minimum Withdrawal Benefit."

   TOTAL PROTECTION. You may purchase this Rider when you purchase the Contract or on any Contract Anniversary. This Rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit. The Guaranteed Minimum Accumulation Benefit provides that on the tenth anniversary of your purchase of the Rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. This Rider is available only if the age of each Owner and Annuitant at the time the Rider is purchased is age 79 or younger. The charge for this Rider is 0.85%. The Company may increase the charge for this Rider if you elect a reset as discussed under "Total Protection." The Company reserves the right to increase the Rider charge at the time of any such reset; however, the Company guarantees the Rider charge upon reset will not exceed 1.45% on an annual basis. See "Total Protection."


   EXTRA CREDIT. This Rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this Rider only at issue. The Company will add a Credit Enhancement equal to 3%, 4% or 5% of purchase payments, as elected in the application, for each purchase payment made in the first Contract Year.

   In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of purchase payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first day of that Contract Year.

   The Company will deduct the charge for this Rider during the seven-year period beginning on the Contract Date and you may not terminate this Rider during that period. This Rider is available only if the age of the Owner at the time the Contract is issued is age 80 or younger. The charge for this Rider varies based upon the Credit Enhancement rate selected as set forth below:

                  ===========================================
                  CREDIT ENHANCEMENT RATE        RIDER CHARGE
                  -------------------------------------------
                            3%                      0.40%
                            4%                      0.55%
                            5%                      0.70%
                  ===========================================

See "Extra Credit."


   WAIVER OF WITHDRAWAL CHARGE. This Rider makes available a waiver of withdrawal charge in the event of your confinement to a nursing home, terminal illness, or total and permanent disability prior to age 65. If you have also purchased an Extra Credit Rider you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this Rider. This Rider is available only if the age of the Owner at the time the Contract is issued is age 65 or younger. The charge for this Rider is 0.05%. See "Waiver of Withdrawal Charge."


   ALTERNATE WITHDRAWAL CHARGE. This Rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules.

           =========================================================
                0-YEAR SCHEDULE                4-YEAR SCHEDULE
           --------------------------     --------------------------
            PURCHASE                        PURCHASE
           PAYMENT AGE     WITHDRAWAL     PAYMENT AGE     WITHDRAWAL
           (IN YEARS)        CHARGE        (IN YEARS)       CHARGE
           ---------------------------------------------------------
           0 and over          0%              1              7%
                                               2              7%
                                               3              6%
                                               4              5%
                                           5 and over         0%
           =========================================================


The charge for this Rider is 0.70% if you select the 0-year schedule and 0.55% if you select the 4-year schedule. If the 4-Year Alternate Withdrawal Charge
Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon purchase payment age (in years) of 1, 2, 3 and over. The charge for the 3-year schedule is 0.40%. If you have also purchased an Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Alternate Withdrawal Charge."


   ADMINISTRATION CHARGE. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. See "Administration Charge."

   ACCOUNT ADMINISTRATION CHARGE. The Company deducts an account charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See "Account Administration Charge."

   PREMIUM TAX CHARGE. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. In Maine, the Company deducts the premium tax from purchase payments applied to a Non-Qualified Plan. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."


   OTHER EXPENSES. The Company pays the operating expenses of the Separate Account. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Underlying Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

CONTACTING THE COMPANY -- You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 438-3000 or 1-800-888-2461.


EXPENSE TABLE

   The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.


================================================================================
CONTRACT OWNER TRANSACTION  EXPENSES are fees and expenses that you will pay when you purchase the  Contract or make  withdrawals  from the Contract.  The information below does not reflect state premium taxes, which may be applicable to your Contract.
--------------------------------------------------------------------------------
   Sales Load on Purchase Payments                                      None
--------------------------------------------------------------------------------
   Deferred Sales Charge (as a percentage of amount
   withdrawn attributable to Purchase Payments)                         7%(1)
--------------------------------------------------------------------------------
   Transfer Fee (per transfer)                                          None
--------------------------------------------------------------------------------
PERIODIC   EXPENSES  are  fees  and  expenses  that  you  will  pay
periodically  during  the  time  that  you  own the  Contract,  not including fees and expenses of the Underlying Funds.
--------------------------------------------------------------------------------
   Annual Contract Fee                                                  $30(2)
--------------------------------------------------------------------------------
   Separate Account Annual Expenses
   (as a percentage of average Contract Value)
--------------------------------------------------------------------------------
     Annual Mortality and Expense Risk Charge                           1.45%(3)
--------------------------------------------------------------------------------
     Annual Administration Charge                                       0.15%
--------------------------------------------------------------------------------
     Maximum Annual Charge for Optional Riders                          1.55%(4)
--------------------------------------------------------------------------------
     Total Separate Account Annual Expenses                             3.15%
--------------------------------------------------------------------------------
1 The amount of the contingent deferred sales charge is determined by reference to how long your purchase payments have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of purchase payments, excluding any Credit Enhancements, in the first Contract Year, and
   (2) 10% of Contract Value as of the beginning of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals" and "Contingent Deferred Sales Charge" for more information.

2 An account administration charge of $30 is deducted at each Contract anniversary and a pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.

3 The mortality and expense risk charge is reduced for larger Contracts as follows: Less than $25,000 - 1.45%; At least $25,000 but less than $100,000 - 1.30%; $100,000 or more - 1.20%. During the Annuity Period, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above. See the discussion under "Mortality and Expense Risk Charge."

4 You may select optional Riders. If you select one or more of such Riders, the charge will be deducted from your Contract Value. (See the applicable Rider charges in the table below.) You may not select Riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider).
================================================================================





==========================================================================================
OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)
------------------------------------------------------------------------------------------
                                                                                  ANNUAL
                                                                     INTEREST     RIDER
                                                                     RATE(1)      CHARGE
------------------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Rider                                 3%        0.15%
                                                                        5%        0.30%
------------------------------------------------------------------------------------------
Annual Stepped Up Death Benefit Rider                                  ---        0.20%
------------------------------------------------------------------------------------------
Guaranteed Growth Death Benefit Rider                                   3%        0.10%
                                                                        5%        0.20%
                                                                        6%        0.25%
                                                                        7%        0.30%
------------------------------------------------------------------------------------------
Combined Annual Stepped Up Death Benefit Rider
and Guaranteed Growth Death Benefit Rider                               5%        0.25%
------------------------------------------------------------------------------------------
Enhanced Death Benefit Rider                                           ---        0.25%
------------------------------------------------------------------------------------------
Combined Enhanced and Annual Stepped Up Death Benefit Rider            ---        0.35%
------------------------------------------------------------------------------------------
Combined Enhanced and Guaranteed Growth Death Benefit Rider             5%        0.35%
------------------------------------------------------------------------------------------
Combined Enhanced, Annual Stepped Up,
and Guaranteed Growth Death Benefit Rider                               5%        0.40%
------------------------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit Rider                            ---        0.45%(2)
------------------------------------------------------------------------------------------
Total Protection Rider                                                 ---        0.85%(2)
------------------------------------------------------------------------------------------
Extra Credit Rider                                                      3%        0.40%
                                                                        4%        0.55%
                                                                        5%        0.70%
------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider                                      ---        0.05%
------------------------------------------------------------------------------------------
Alternate Withdrawal Charge Rider(3)                                  0-Year      0.70%
                                                                      4-Year      0.55%
------------------------------------------------------------------------------------------

1  Interest rate, or for the Alternate  Withdrawal  Charge Rider,  the  withdrawal  charge schedule.

2  The Company may increase the Rider charge for the Guaranteed Minimum Withdrawal Benefit
   Rider or the Total Protection  Rider only if you elect a reset; the Company  guarantees the Rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal
   Benefit Rider or 1.45% for the Total  Protection  Rider on an annual basis.  Please see the discussion under "Guaranteed  Minimum Withdrawal  Benefit" and "Total  Protection."
   The current charge for each such Rider is used in calculating  the maximum Rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).

3  If the 4-Year  Alternate  Withdrawal  Charge Rider has not been approved in a state,  a
   3-Year  Alternate  Withdrawal  Charge Rider is  available.  See  "Alternate  Withdrawal
   Charge."

==========================================================================================


The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.


================================================================================
                                                          MINIMUM        MAXIMUM
--------------------------------------------------------------------------------
Total Annual Underlying Fund Operating Expenses(1)         0.59%          2.50%
--------------------------------------------------------------------------------
1 Expenses deducted from Underlying Fund assets include management fees, distribution fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses.
================================================================================


EXAMPLE -- This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

   The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


================================================================================
                                               1        3         5        10
                                             YEAR     YEARS     YEARS     YEARS
--------------------------------------------------------------------------------
If you surrender your Contract at the
end of the applicable time period           $1,191    $2,210    $3,129    $5,470
--------------------------------------------------------------------------------
If you do not surrender or
you annuitize your Contract                    563     1,679     2,780     5,470
================================================================================


CONDENSED FINANCIAL INFORMATION


   The following condensed financial information presents accumulation unit values for each of the years in the period ending December 31, 2003, as well as ending accumulation units outstanding under each Subaccount.

--------------------------------------------------------------------------------
                                                                2003     2002(a)
--------------------------------------------------------------------------------
AIM V.I. BASIC VALUE
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................       ---         ---
   End of period..........................................    $12.72         ---
Accumulation units outstanding at the end of period.......    37,206         ---
--------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................       ---         ---
   End of period..........................................    $12.21         ---
Accumulation units outstanding at the end of period.......       888         ---
--------------------------------------------------------------------------------
AIM V.I. REAL ESTATE
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................       ---         ---
   End of period..........................................    $12.75         ---
Accumulation units outstanding at the end of period.......    22,672         ---
--------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................       ---         ---
   End of period..........................................    $11.52         ---
Accumulation units outstanding at the end of period.......   143,494         ---
--------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................       ---         ---
   End of period..........................................    $12.23         ---
Accumulation units outstanding at the end of period.......   132,193         ---
--------------------------------------------------------------------------------
INVESCO VIF HEALTH SCIENCES
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................       ---         ---
   End of period..........................................    $11.59         ---
Accumulation units outstanding at the end of period.......     6,795         ---
--------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................       ---         ---
   End of period..........................................    $13.53         ---
Accumulation units outstanding at the end of period.......    27,124         ---
--------------------------------------------------------------------------------
PIMCO VIT ALL ASSET
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................       ---         ---
   End of period..........................................    $10.76         ---
Accumulation units outstanding at the end of period.......     2,219         ---
--------------------------------------------------------------------------------
PIMCO VIT LOW DURATION
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................       ---         ---
   End of period..........................................    $ 9.79         ---
Accumulation units outstanding at the end of period.......   151,464         ---
--------------------------------------------------------------------------------
PIMCO VIT REAL RETURN
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................       ---         ---
   End of period..........................................    $10.36         ---
Accumulation units outstanding at the end of period.......     6,732         ---
--------------------------------------------------------------------------------
RYDEX VT SECTOR ROTATION
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................       ---         ---
   End of period..........................................    $12.19         ---
Accumulation units outstanding at the end of period.......     5,095         ---
--------------------------------------------------------------------------------
SBL ALPHA OPPORTUNITY
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................       ---         ---
   End of period..........................................    $11.55         ---
Accumulation units outstanding at the end of period.......       169         ---
--------------------------------------------------------------------------------
SBL DIVERSIFIED INCOME
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................    $10.53      $10.15
   End of period..........................................    $10.41      $10.53
Accumulation units outstanding at the end of period.......   282,307      48,362
--------------------------------------------------------------------------------
SBL ENHANCED INDEX
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................       ---         ---
   End of period..........................................    $ 9.15         ---
Accumulation units outstanding at the end of period.......    10,228         ---
--------------------------------------------------------------------------------
SBL EQUITY
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................    $ 7.42      $ 8.97
   End of period..........................................    $ 8.65      $ 7.42
Accumulation units outstanding at the end of period.......   118,225      32,942
--------------------------------------------------------------------------------
SBL EQUITY INCOME
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................       ---         ---
   End of period..........................................    $ 9.67         ---
Accumulation units outstanding at the end of period.......    11,423         ---
--------------------------------------------------------------------------------
SBL GLOBAL
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................    $ 7.41      $ 9.56
   End of period..........................................    $10.18      $ 7.41
Accumulation units outstanding at the end of period.......   149,380      16,179
--------------------------------------------------------------------------------
SBL HIGH YIELD
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................    $ 9.40      $ 9.96
   End of period..........................................    $10.95      $ 9.40
Accumulation units outstanding at the end of period.......   147,317      28,924
--------------------------------------------------------------------------------
SBL LARGE CAP GROWTH
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................    $ 7.36      $ 8.73
   End of period..........................................    $ 8.74      $ 7.36
Accumulation units outstanding at the end of period.......   107,263      28,836
--------------------------------------------------------------------------------
SBL LARGE CAP VALUE
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................    $ 7.51      $ 9.51
   End of period..........................................    $ 9.27      $ 7.51
Accumulation units outstanding at the end of period.......    25,741      27,124
--------------------------------------------------------------------------------
SBL MAIN STREET GROWTH AND INCOME(R)
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................    $ 7.75      $ 9.43
   End of period..........................................    $ 9.37      $ 7.75
Accumulation units outstanding at the end of period.......    90,456      15,028
--------------------------------------------------------------------------------
SBL MANAGED ASSET ALLOCATION
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................       ---         ---
   End of period..........................................    $10.30         ---
Accumulation units outstanding at the end of period.......    21,211         ---
--------------------------------------------------------------------------------
SBL MID CAP GROWTH
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................    $ 6.80      $ 9.00
   End of period..........................................    $10.18      $ 6.80
Accumulation units outstanding at the end of period.......   105,877      16,426
--------------------------------------------------------------------------------
SBL MID CAP VALUE
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................    $ 7.70      $ 9.66
   End of period..........................................    $11.37      $ 7.70
Accumulation units outstanding at the end of period.......    75,461      14,448
--------------------------------------------------------------------------------
SBL MONEY MARKET
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................    $ 9.74      $ 9.92
   End of period..........................................    $ 9.38      $ 9.74
Accumulation units outstanding at the end of period.......   241,737       5,425
--------------------------------------------------------------------------------
SBL SELECT 25
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................       ---         ---
   End of period..........................................    $ 8.11         ---
Accumulation units outstanding at the end of period.......     5,028         ---
--------------------------------------------------------------------------------
SBL SMALL CAP GROWTH
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................    $ 7.43      $ 9.10
   End of period..........................................    $11.13      $ 7.43
Accumulation units outstanding at the end of period.......    10,489       4,650
--------------------------------------------------------------------------------
SBL SMALL CAP VALUE
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................    $ 8.26      $10.17
   End of period..........................................    $11.93      $ 8.26
Accumulation units outstanding at the end of period.......     8,353       1,479
--------------------------------------------------------------------------------
SBL SOCIAL AWARENESS
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period....................................       ---         ---
   End of period..........................................    $ 9.00         ---
Accumulation units outstanding at the end of period.......       ---         ---
--------------------------------------------------------------------------------
(a)  For the period of June 1, 2002 (date of  inception)  through  December  31,
     2002.
================================================================================


INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY -- The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

   On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.


   The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2003, the Company had total assets of approximately $10.4 billion. Together with its subsidiaries, the Company has total funds under management of approximately $12.5 billion.

   The Principal Underwriter for the Contract is Security Distributors, Inc. ("SDI"), One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, an affiliate of the Company, is registered as a broker-dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company.


PUBLISHED RATINGS -- The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.


SEPARATE ACCOUNT -- The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that Contract Value may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.


   The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles.


   The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or the Company.

UNDERLYING FUNDS -- Each Underlying Fund is an open-end management investment company. It is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Funds. Each Underlying Fund pursues different investment objectives and policies.

   Shares of the Underlying Funds currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans.

   Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts ("mixed funding") and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies ("shared funding"), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund's Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from the use of the Underlying Funds for mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force an Underlying Fund to sell securities at disadvantageous prices.

   A summary of the investment objective of each Underlying Fund is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

   PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE COMPANY.

   The Company has entered into agreements with the Underlying Funds and/or certain service providers to the Underlying Funds, such as an underwriter and/or investment adviser. Under these agreements, the Company or Security Distributors, Inc. ("SDI"), the underwriter of the Contract, is compensated for providing various services to Owners and/or to the Underlying Funds. The compensation received by the Company or SDI may come from the Underlying Fund, including amounts paid under a Rule 12b-1 Plan adopted by the Underlying Fund, or from one of the Underlying Fund's service providers.

   The services provided by the Company and/or SDI include, but are not limited to, the following: (i) Administrative/Sub-Transfer Agency services, such as maintaining separate records of each Owner's investment in the Underlying Funds, disbursing or crediting to Owners the proceeds of redemptions of Underlying Funds and providing account statements to Owners showing their beneficial investment in the Underlying Funds; (ii) Shareholder Services, such as providing information regarding Underlying Funds to Owners, maintaining a call center to facilitate answering Owner questions regarding the Underlying Funds and effecting transactions in the shares of Underlying Funds on behalf of Owners;
and (iii) Distribution Services, such as distributing prospectuses for the Underlying Funds to prospective Owners, training of sales personnel and such other distribution related services as an Underlying Fund may reasonably request. For providing Administrative/Sub-Transfer Agency services and/or Shareholder Services, the compensation which the Company receives varies based on the services being provided, but is generally between 0.15% to 0.50% of the average net assets of the Contract invested in the Underlying Fund. For providing Distribution Services, the compensation which SDI receives is generally not expected to exceed 0.25% of the average net assets of the Contract invested in the Underlying Fund.


THE CONTRACT

GENERAL -- The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your purchase payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated purchase payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.


   The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 403(b), 408, or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b), or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRA's established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan. If you are purchasing the contract as an investment vehicle for a Section 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.


APPLICATION FOR A CONTRACT -- If you wish to purchase a Contract, you may submit an application and an initial purchase payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or purchase payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

   The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

PURCHASE PAYMENTS -- The minimum initial purchase payment for the purchase of a Contract is $10,000. Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $500. The minimum subsequent purchase payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum purchase payment requirement under certain circumstances. Purchase payments exceeding $1 million will not be accepted without prior approval of the Company.


   The Company will apply the initial purchase payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company; provided that the purchase payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such purchase payment. The application form will be provided by the Company. If the Company does not receive a complete application, the Company will hold your purchase payment in its general account and will notify you that it does not have the necessary information to issue a Contract and/or apply the purchase payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial purchase payment or if the Company determines it cannot otherwise issue the Contract and/or apply the purchase payment to your Contract, the Company will return the initial purchase payment to you unless you consent to the Company retaining the purchase payment until the application is made complete.

   The Company will credit subsequent purchase payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office. Purchase payments after the initial purchase payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent purchase payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent purchase payments may be paid under an Automatic Investment Program. The initial purchase payment required must be paid before the Company will accept the Automatic Investment Program.


ALLOCATION OF PURCHASE PAYMENTS -- In an application for a Contract, you select the Subaccounts or the Fixed Account to which purchase payments will be allocated. Purchase payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no purchase payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account; provided that the Fixed Account is available under your Contract.

   You may change the purchase payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your purchase payment allocation and changes to an existing Dollar Cost Averaging or Asset
Reallocation Option by telephone provided the Electronic Transfer Privilege section of the application or the proper form is properly completed, signed, and filed at the Company's Administrative Office. Changes in the allocation of future purchase payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

DOLLAR COST AVERAGING OPTION -- Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.


   An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.


   After the Company has received an Asset Reallocation/Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly or quarterly anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of an Asset Reallocation/Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

   You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Asset Reallocation/ Dollar Cost
Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.

   You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under "Transfers and Withdrawals from the Fixed Account."

ASSET REALLOCATION OPTION -- Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

   To elect this option an Asset Reallocation/Dollar Cost Averaging request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

   Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer or, in the case of a new Contract, will allocate the initial purchase payment, among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation/Dollar Cost Averaging request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

   You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation/Dollar Cost Averaging form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.

   Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."


TRANSFERS OF CONTRACT VALUE -- You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been properly completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.


   The Company effects transfers between Subaccounts at their respective accumulation unit values as of the close of the Valuation Period during which the transfer request is received.

   You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account."


   The Company reserves the right to limit the number of transfers to 14 in a Contract Year. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may be disruptive to the Underlying Funds in which the Subaccounts invest. We reserve the right to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners (regardless of the number of previous transfers during the Contract Year). In making this determination, we will consider among other things, the following factors:

o  the total dollar amount being transferred;

o  the number of transfers you made within the previous three months;

o whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

The Company reserves the right to limit the size and frequency of transfers and to discontinue telephone and other electronic transfers. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners, the Company may among other things, restrict the availability of telephone transfers or other electronic transfers and may require that you submit transfer requests in writing via regular U.S. mail. We may also refuse to act on transfer instructions of an agent who is acting on behalf of one or more Owners. Also, certain of the Underlying Funds have in place limits on the number of transfers permitted, which limits are more restrictive than 14 per Contract Year. If we choose to discontinue your right to use telephone and other electronic transfers or to otherwise restrict the size and/or frequency of your transfers, we will so notify you in writing.

   While the Company discourages market timing and excessive short-term trading, the Company cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.


CONTRACT VALUE -- The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

   On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value." No minimum amount of Contract Value is guaranteed. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE -- Your Contract Value will vary to a degree that depends upon several factors, including

o Investment performance of the Subaccounts to which you have allocated Contract Value,

o  Payment of purchase payments,

o  The amount of any outstanding Contract Debt,

o  Full and partial withdrawals, and

o Charges assessed in connection with the Contract, including charges for any optional Riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

   Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner's interest in a Subaccount. When you allocate purchase payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the purchase payment is credited.

   In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

   The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

   The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 1.20%, and (5) the administration charge under the Contract of 0.15%.


   The minimum mortality and expense risk charge of 1.20% and the administration charge of 0.15% are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis. Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company does not assess a pro rata Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.


FULL AND PARTIAL WITHDRAWALS -- An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office. A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

   The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges, any pro rata account charge and any uncollected premium taxes. If an Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under "Extra Credit."

   The Company requires the signature of all Owners on any request for withdrawal, and a guarantee of all such signatures to effect the transfer or exchange of all or part of the Contract for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

   A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request provided there is sufficient Contract Value to meet the request. Any withdrawal charge will be deducted from remaining Contract Value, provided there is sufficient Contract Value available. Alternatively, you may request that any withdrawal charge be deducted from your payment. Upon payment, your Contract Value will be reduced by an amount equal to the payment, plus any applicable withdrawal charge, or if you requested that any withdrawal charge be deducted from your payment, your payment will be reduced by the amount of any such charge. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit." If a partial withdrawal is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal.

   The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner's instructions to The Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

   A full or partial withdrawal, including a systematic withdrawal, may be subject to a withdrawal charge if a withdrawal is made from purchase payments that have been held in the Contract for less than seven years and may be subject to a premium tax charge to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge" and "Premium Tax Charge."

   A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) or 408 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

SYSTEMATIC WITHDRAWALS -- The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Request for Scheduled Systematic Payments form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

   Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit." Any systematic withdrawal that equals or exceeds the Withdrawal Value will be treated as a full withdrawal. In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal $0.

   The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

   The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Federal Tax Matters."


FREE-LOOK RIGHT -- You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you purchase payments allocated to the Fixed Account (not including any Credit Enhancements if an Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements.


   Some states' laws require us to refund your purchase payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund purchase payments allocated to the Subaccounts rather than Contract Value.

DEATH BENEFIT -- If the Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will pay the death benefit proceeds to the Designated Beneficiary upon receipt of due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be payable upon receipt of due proof of death of either Owner and instructions regarding payment.

   If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements" below. If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of the Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

   The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1. The sum of all purchase payments (not including any Credit Enhancements if an Extra Credit Rider was in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2. The Contract Value on the date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner's death).

   If any Owner was age 81 or older on the Contract Date, or if due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.


   If you purchased one of the optional Riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the Rider. See the discussion of Annual Stepped Up Death Benefit Rider, Guaranteed Growth Death Benefit Rider, Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, Enhanced Death Benefit Rider, Combined Enhanced and Annual Stepped Up Death Benefit Rider, Combined Enhanced and Guaranteed Growth Death Benefit Rider, and Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Rider. Your death benefit proceeds under the Rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account charge and any uncollected premium tax.

   The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.


DISTRIBUTION REQUIREMENTS -- For Contracts issued in connection with a Non-Qualified Plan, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse's death or the Annuity Start Date or receive the death benefit proceeds.

   For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

   For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT -- If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

CHARGES AND DEDUCTIONS


CONTINGENT DEFERRED SALES CHARGE -- The Company does not deduct sales charges from purchase payments before allocating them to Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a "withdrawal charge") on a full or partial withdrawal, including systematic withdrawals, depending on how long your purchase payments have been held under the Contract.


   The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of purchase payments, excluding any Credit Enhancements, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first day of that Contract Year.

   The withdrawal charge applies to the portion of any withdrawal, consisting of purchase payments, that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from purchase payments in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce purchase payments for the purpose of determining future withdrawal charges.

   The amount of the charge will depend on how long your purchase payments have been held under the Contract. Each purchase payment you make is considered to have a certain "age," depending on the length of time since the purchase payment was effective. A purchase payment is "age one" in the year beginning on the date the purchase payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                     ======================================
                     PURCHASE PAYMENT AGE        WITHDRAWAL
                          (IN YEARS)               CHARGE
                     --------------------------------------
                               1                     7%
                               2                     7%
                               3                     6%
                               4                     5%
                               5                     4%
                               6                     3%
                               7                     2%
                          8 and over                 0%
                     ======================================

   In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of purchase payments paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

   The Company pays sales commissions to broker-dealers and other expenses associated with the promotion and sales of the Contract. The withdrawal charge is designed to reimburse the Company for these costs, although it is expected that actual expenses will be greater than the amount of the charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.


   Broker-dealers receive aggregate commissions of up to 7.0% of aggregate purchase payments and up to 1% of Contract Value on an annualized basis. In addition  to such  commissions,  the  Company  may enter  into  agreements  with broker-dealers under which each such broker-dealer will provide certain distribution services in connection with the Contract for which the Company will pay an amount equal on an annual basis to 0.20% of the average net assets of the Contract. The Company may also enter into agreements with entities, including registered investment advisers and broker-dealers, under which such entities will provide administrative services to Owners of the Contract. The Company will pay an amount equal on an annual basis of up to 0.40% of the average net assets of the Contract for such administrative services.


   The Company also may pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements will vary. In addition, registered representatives may be eligible, under programs adopted by the Company to receive non-cash compensation such as expense-paid due diligence trips and educational seminars. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the NASD.

MORTALITY AND EXPENSE RISK CHARGE -- The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 1.20%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts it from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

     =====================================================================
                                                      ANNUAL MORTALITY AND
     CONTRACT VALUE                                   EXPENSE RISK CHARGE
     ---------------------------------------------------------------------
     Less than $25,000 ...............................     1.45%
     At least $25,000 but less than $100,000 .........     1.30%
     $100,000 or more ................................     1.20%
     =====================================================================


During the Annuity Period, the mortality and expense risk charge is 1.25% under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and operating the Subaccounts.


   The expense risk is the risk that the Company's actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

   The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See "Determination of Contract Value" for more information about how the Company deducts the mortality and expense risk charge.

ADMINISTRATION CHARGE -- The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.

ACCOUNT ADMINISTRATION CHARGE -- The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

PREMIUM TAX CHARGE -- Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a purchase payment. The Company may deduct premium tax upon a full or partial withdrawal if a premium tax has been incurred and is not refundable. In Maine, the Company deducts the premium tax from purchase payments applied to a Non-Qualified Plan. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

OTHER CHARGES -- The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

VARIATIONS IN CHARGES -- The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial purchase payment or projected purchase payments or the Contract is sold in connection with a group or sponsored arrangement.


GUARANTEE OF CERTAIN CHARGES -- The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 1.45% (1.25% during the Annuity Period) of each Subaccount's average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount's average daily net assets; and (3) the account administration charge will not exceed $30 per year.


UNDERLYING FUND EXPENSES -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract.

OPTIONAL RIDER CHARGES


In addition to the charges and deductions discussed above, you may purchase certain optional Riders under the Contract. The Company makes each Rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, which are also available for purchase on a Contract Anniversary. You may select only one Rider that provides a death benefit. You may not terminate a Rider after issue, unless otherwise stated.

   The Company deducts a monthly charge from Contract Value for any Riders elected by the Owner. The Company generally will deduct the monthly Rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly Rider charge for the life of the Contract if you elect
Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. Each Rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. You may not select Riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such Riders, 1.40%, would exceed the applicable maximum Rider charge of 1.00%.

GUARANTEED MINIMUM INCOME BENEFIT -- This Rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements, net of any premium tax, less an adjustment for Withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elect the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the SBL Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the 5% rate.)


   In crediting interest, the Company takes into account the timing of when each purchase payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

   You may apply the Minimum Income Benefit, less any applicable Premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under "Annuity Options." The Annuity rates for this Rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2%. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider varies based upon the interest rate selected as set forth below:

                       =================================
                       INTEREST RATE        RIDER CHARGE
                       ---------------------------------
                             3%                0.15%
                             5%                0.30%
                       =================================

ANNUAL STEPPED UP DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.  The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

o The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

o Any purchase payments received by the Company since the applicable Contract Anniversary; less

o An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary. In the event of a withdrawal, the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

   If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

   This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.20%. See the discussion under "Death Benefit."

GUARANTEED GROWTH DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.  The Guaranteed Growth Death Benefit.


The Guaranteed Growth Death Benefit is an amount equal to purchase payments and any Credit Enhancements, net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% not available to Texas residents), as elected in the application. (If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the SBL Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the rate you have selected.) In crediting interest, the Company takes into account the timing of when each purchase payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner's 80th birthday; (3) the date due proof of the Owner's death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner's date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.


   The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of purchase payments (not including any Credit Enhancements), net of premium tax and any withdrawals, including withdrawal charges.

   If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by The Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be Contract Value, as set forth in item 2 above.

   This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider varies based upon the interest rate selected as set forth below:


                       ==================================
                       INTEREST RATE         RIDER CHARGE
                       ----------------------------------
                             3%                 0.10%
                             5%                 0.20%
                             6%*                0.25%
                             7%*                0.30%
                       ----------------------------------
                       *Not available to Texas residents.
                       ==================================


See the discussion under "Death Benefit."

COMBINED ANNUAL STEPPED UP AND GUARANTEED GROWTH DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.  The Annual Stepped Up Death Benefit (as described above); or

4.  The Guaranteed Growth Death Benefit at 5% (as described above).

   If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

   This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.25%. See the discussion under "Death Benefit."


ENHANCED DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greater of:


1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges; or

2. The Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted purchase payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or
(2) 25% of adjusted purchase payments.

o "Contract gain" is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted purchase payments.

o "Adjusted purchase payments" are equal to all purchase payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, purchase payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

   If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company.

   This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.25%. See the discussion under "Death Benefit."


COMBINED ENHANCED AND ANNUAL STEPPED UP DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:


1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).

   If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company.

   This Rider is available only if the age of the Owner at the time the Rider is issued is age 79 or younger. The charge for this Rider is 0.35%. See the discussion under "Death Benefit."


COMBINED ENHANCED AND GUARANTEED GROWTH DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:


1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

   If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company.

   This Rider is available only if the age of the Owner at the time the Rider is issued is age 79 or younger. The charge for this Rider is 0.35%. See the discussion under "Death Benefit."


COMBINED ENHANCED, ANNUAL STEPPED UP, AND GUARANTEED GROWTH DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:


1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

   If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company.

   This Rider is available only if the age of the Owner at the time the Rider is issued is age 79 or younger. The charge for this Rider is 0.40%. See the discussion under "Death Benefit."

GUARANTEED MINIMUM WITHDRAWAL BENEFIT -- You may purchase this Rider when you purchase the Contract or on any Contract Anniversary. If you elect this Rider when you purchase the Contract, your "Benefit Amount" is equal to a percentage of the initial purchase payment including any Credit Enhancement. If you purchase the Rider on a Contract Anniversary, your Benefit Amount is equal to a percentage of your Contract Value on the date we add this Rider to your Contract. The Benefit Amount is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount."

   Under this Rider, you may withdraw up to a specified amount each Contract Year (the "Annual Withdrawal Amount"), regardless of market performance, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial purchase payment including any Credit Enhancement (or Contract Value on the purchase date of the Rider if the Rider is purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

                   =========================================
                         ANNUAL
                   WITHDRAWAL AMOUNT*        BENEFIT AMOUNT*
                   -----------------------------------------
                           5%                     130%
                           6%                     110%
                           7%                     100%
                   -----------------------------------------
                   *A  percentage  of the  initial  purchase
                    payment including any Credit Enhancement
                    (or Contract  Value on the purchase date
                    of the Rider if the  Rider is  purchased
                    on a Contract Anniversary)
                   =========================================

If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.

   If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this Rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided that withdrawals of the Annual Withdrawal Amount are not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have an Extra Credit Rider in effect. Please see the discussion under "Contingent Deferred Sales Charge" and "Extra Credit." Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. Please see "Federal Tax Matters."

   The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional purchase payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional purchase payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the purchase payment including any Credit Enhancement, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the purchase payment including any Credit Enhancement, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected. The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

   After the fifth anniversary of the purchase of this Rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the Rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.


   While this Rider is in effect, we reserve the right to restrict subsequent purchase payments. This Rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This Rider may not be reinstated by purchase payments or reset after such termination. This Rider is available only if the age of each Owner and Annuitant at the time the Rider is purchased is age 85 or younger. The charge for this Rider is 0.45%. The Company reserves the right to increase the Rider charge at the time of any reset; however, the Company guarantees the Rider charge upon reset will not exceed 1.10% on an annual basis.


TOTAL PROTECTION -- You may purchase this Rider when you purchase the Contract or on any Contract Anniversary. This Rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.


   Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under "Guaranteed Growth Death Benefit," with the following differences. Under this Rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this Rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of purchase payments (not including any Credit Enhancements or purchase payments made during the 12 months preceding the Owner's date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this Rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts, including the SBL Money Market Subaccount, or the Fixed Account. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.

   This Rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under "Guaranteed Minimum Withdrawal Benefit" above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Benefit Amount is equal to 100%, of the initial purchase payment including any Credit Enhancement (or Contract Value on the purchase date of this Rider if the Rider is purchased on a Contract Anniversary).


   The Guaranteed Minimum Accumulation Benefit provides that at the end of the "Term," which is the ten-year period beginning on the date of your purchase of the Rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts and the Fixed Account in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.

   The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial purchase payment including any Credit Enhancement (or Contract Value on the purchase date of this Rider if the Rider is purchased on a Contract Anniversary); plus 105% of any purchase payments (including any Credit Enhancement) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the
Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

   The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by purchase payments or reset after such termination.


   After the fifth anniversary of the purchase of this Rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the Rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.


   This Rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.


   While this Rider is in effect, we reserve the right to restrict subsequent purchase payments. This Rider is available only if the age of each Owner and Annuitant at the time the Rider is purchased is age 79 or younger. The charge for this Rider is 0.85%. The Company reserves the right to increase the Rider charge at the time of any reset; however, the Company guarantees the Rider charge upon reset will not exceed 1.45% on an annual basis.


EXTRA CREDIT -- This Rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this Rider only at issue. A Credit Enhancement of 3%, 4% or 5% of purchase payments, as elected in the application, will be added to Contract Value for each purchase payment made in the first Contract Year. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your purchase payment. This Rider is available only if the age of the Owner on the Contract Date is age 80 or younger.

   In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the Rider's date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1.  The amount of the withdrawal, including any withdrawal charges, by

2.  Contract Value immediately prior to the withdrawal.

   The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of purchase payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first day of that Contract Year.

   This Rider is available only if the age of the Owner at the time the Contract is issued is age 80 or younger. The charge for this Rider will be deducted for a period of seven years from the Contract Date. The charge varies based upon the Credit Enhancement rate selected as set forth below:

                  ===========================================
                  CREDIT ENHANCEMENT RATE        RIDER CHARGE
                  -------------------------------------------
                            3%                      0.40%
                            4%                      0.55%
                            5%                      0.70%
                  ===========================================

You may not have more than one Extra Credit Rider in effect on your Contract. You may not select an Annuity Start Date that is prior to seven years from the effective date of the Rider.

   The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See "Free-Look Right." In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See "Waiver of Withdrawal Charge." Death benefit proceeds may exclude all or part of any Credit Enhancements. See "Death Benefit" and the discussions of the death benefit riders.

   The Company expects to make a profit from the charge for this Rider and funds payment of the Credit Enhancements through the Rider charge and the vesting schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make purchase payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned EACH year during the seven-year period beginning on the Contract Date to break even on the Rider. The rate of return assumes that all purchase payments are made during the first Contract Year when the Credit Enhancement is applied to purchase payments. If purchase payments are made in subsequent Contract Years, the applicable Rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

   If your actual returns are greater than the amount set forth below and you make no purchase payments after the first Contract Year, you will profit from the purchase of the Rider. If your actual returns are less, for example, in a down market, you will be worse off than if you had not purchased the Rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the Rider.

                ================================================
                                                RATE OF RETURN
                CREDIT ENHANCEMENT RATE        (NET OF EXPENSES)
                ------------------------------------------------
                          3%                        -5.00%
                          4%                        -1.50%
                          5%                         0.80%
                ================================================

WAIVER OF WITHDRAWAL CHARGE -- This Rider makes available a waiver of withdrawal charge in the event of your confinement to a nursing home, terminal illness, or total and permanent disability prior to age 65.


   The Rider defines confinement to a hospital or nursing facility,  as follows:
(1) you have been confined to a "hospital" or "qualified skilled nursing facility" for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.


   The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a "terminal illness"; and (2) such illness was first diagnosed after the Contract was issued.

   The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

   Prior to making a withdrawal pursuant to this Rider, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

   The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver. The charge for this Rider is 0.05%.


   If you have also purchased an Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this Rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total purchase payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. This Rider is available only if the age of the Owner at the time the Contract is issued is age 65 or younger.


ALTERNATE WITHDRAWAL CHARGE -- This Rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the Rider, which is available only at issue.

           =========================================================
                0-YEAR SCHEDULE                4-YEAR SCHEDULE
           --------------------------     --------------------------
            PURCHASE                       PURCHASE
           PAYMENT AGE     WITHDRAWAL     PAYMENT AGE     WITHDRAWAL
           (IN YEARS)        CHARGE       (IN YEARS)        CHARGE
           ---------------------------------------------------------
           0 and over          0%              1              7%
                                               2              7%
                                               3              6%
                                               4              5%
                                          5 and over          0%
           =========================================================


The charge for this Rider is 0.70% if you select the 0-year schedule and 0.55% if you select the 4-year schedule. If you purchase this Rider, the withdrawal charge selected under the Rider will apply in lieu of the 7-year withdrawal charge schedule described under "Contingent Deferred Sales Charge." If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon purchase payment age (in years) of 1, 2, 3 and over. The charge for the 3-year schedule is 0.40%. If you have also purchased an Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Extra Credit."

ANNUITY PERIOD

GENERAL -- You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.


   On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms--either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

   The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect your life expectancy based upon your age as of the Annuity Start Date and your gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

   Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.


   You  may  elect  to  receive  annuity  payments  on  a  monthly,   quarterly,
semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).


   You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.

   Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump-sum settlement in lieu thereof. Under Annuity Options 5 through 7, full or partial withdrawals may be made after the Annuity Start Date, subject to any applicable withdrawal charge. The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the FIRST annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

ANNUITY OPTIONS--

   OPTION 1 -- LIFE INCOME. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   OPTION 2 -- LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made.

   OPTION 3 -- LIFE WITH INSTALLMENT OR UNIT REFUND OPTION. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

   OPTION 4 -- JOINT AND LAST SURVIVOR. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   OPTION 5 -- PAYMENTS FOR SPECIFIED PERIOD. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

   OPTION 6 -- PAYMENTS OF A SPECIFIED AMOUNT. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.

   OPTION 7 -- PERIOD CERTAIN. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

   OPTION 8 -- JOINT AND CONTINGENT SURVIVOR OPTION. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTIONS 1 AND 4, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3 1/2%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

   The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

   The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

   On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount's Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner exchanges Annuity Units among Subaccounts or makes a withdrawal under Option 7.

   Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.


SELECTION OF AN OPTION -- You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant. For a Non-Qualified Plan, the Company does not allow annuity payments to be deferred beyond the Annuitant's 95th birthday.


THE FIXED ACCOUNT

   The Fixed Account is not available in all states. If it is available under your Contract, you may allocate all or a portion of your purchase payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

   Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account.

INTEREST -- Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum ("Guaranteed Rate"). The Guaranteed Rate ranges from 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time.

   Contract Value allocated or transferred to the Fixed Account will earn interest at the Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account. The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.

   Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

   For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."

DCA PLUS ACCOUNT -- The DCA Plus Account is not available in all states. If it is available in your state, you may allocate all or part of your initial purchase payment to the DCA Plus Account, which is part of the Company's Fixed Account. The rate of Current Interest declared by the Company for the DCA Plus Account will be fixed for the applicable DCA Plus Period, which is a six-month or 12-month period that begins as of the Valuation Date your purchase payment is applied to the DCA Plus Account. If you would like to allocate your initial purchase payment to the DCA Plus Account, you must complete a DCA Plus form, which is available upon request. Upon the form, you must select the applicable DCA Plus Period, the Subaccounts to which monthly transfers from the DCA Plus Account will be made, and the percentage to be allocated to each such Subaccount. Transfers from the DCA Plus Account to the Fixed Account are not permitted.

   The Company will transfer your Contract Value allocated to the DCA Plus Account to the Subaccounts that you select on a monthly basis over the DCA Plus Period. The Company will effect each transfer on the monthly anniversary of the date that your purchase payment is allocated to the DCA Plus Account, and the first such transfer will be made on the first monthly anniversary of that date. The amount of each monthly transfer is found by dividing Contract Value allocated to the DCA Plus Account by the number of months remaining in the DCA Plus Period. The Company may declare a rate of Current Interest for the DCA Plus Account that differs from the rate declared for the Fixed Account.

   You may allocate only purchase payments to the DCA Plus Account, and transfers of Contract Value to this account are not permitted under the Contract. Any purchase payments allocated to the DCA Plus Account must be made during the DCA Plus Period and will be transferred to the Subaccounts over the months remaining in the DCA Plus Period. The DCA Plus Account is not available if you have purchased a 0-Year or 4-Year Alternate Withdrawal Charge Rider or an Extra Credit Rider, or if the DCA Plus Period has expired. You may terminate your allocation to the DCA Plus Account by sending a written request to transfer all Contract Value allocated to the DCA Plus Account to one or more of the Subaccounts.


DEATH BENEFIT -- The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."


CONTRACT CHARGES -- Premium taxes and the account administration, optional Rider and withdrawal charges will be the same for Owners who allocate purchase payments or transfer Contract Value to the Fixed Account as for those who allocate purchase payments or transfer Contract Value to the Subaccounts.
Optional Rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

TRANSFERS AND WITHDRAWALS FROM THE FIXED ACCOUNT -- You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than six months, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.


   The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See "Transfers of Contract Value."


   If purchase payments are allocated (except purchase payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such purchase payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

   You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans."

PAYMENTS FROM THE FIXED ACCOUNT -- Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a written request in proper form is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

MORE ABOUT THE CONTRACT

OWNERSHIP -- The Owner is the person named as such in the application or in any later change shown in the Company's records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as "Non-natural Persons." See "Federal Tax Matters."

   JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

DESIGNATION AND CHANGE OF BENEFICIARY -- The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

   Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

DIVIDENDS -- The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT -- The Company will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will effect a transfer between Subaccounts or from a Subaccount to the Fixed Account on the Valuation Date a proper request is received at the Company's Administrative Office. However, the Company can postpone the calculation or payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

o During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

o During which trading on the New York Stock Exchange is restricted as determined by the SEC,

o During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

o For such other periods as the SEC may by order permit for the protection of investors.

PROOF OF AGE AND SURVIVAL -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS -- If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

LOANS -- If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract; provided, however, that loans are not available in certain states. If loans are available in your state, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater ($10,000 limit is not available for contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.

   When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account," which is an account within the Fixed Account. Amounts allocated to the Loan Account earn the minimum rate of interest guaranteed under the Fixed Account.

   Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company. Because the Contract Value maintained in the Loan Account (which will earn the Guaranteed Rate) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate.

   Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. You must label each loan payment as such. If not labeled as a loan payment, amounts received by the Company will be treated as purchase payments. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to purchase payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

   If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default. The total outstanding loan balance, which includes accrued interest, will be reported to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value or after the Contractowner attains age 59 1/2. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.

   While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Internal Revenue Code.

   In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

   You should consult with your tax adviser on the effect of a loan.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS -- Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

   Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59 1/2, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, or paying amounts needed to avoid eviction or foreclosure that may ONLY be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

   If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

   The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters."

FEDERAL TAX MATTERS

INTRODUCTION -- The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT--

   GENERAL.  The Company  intends to be taxed as a life insurance  company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

   CHARGE FOR THE COMPANY'S TAXES. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

   Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

   DIVERSIFICATION STANDARDS. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements of
Section 817(h).

   In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

   The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating purchase payments and Contract Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objective or investment policies.

INCOME TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS -- Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" and "Diversification Standards." Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

   SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY START DATE. Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of purchase payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

   SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY START DATE. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

   For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

   PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d));
(vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

   If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item
(iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS--

   DISTRIBUTION-AT-DEATH RULES. In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

   Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner's spouse.

   GIFT OF ANNUITY CONTRACTS. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

   CONTRACTS OWNED BY NON-NATURAL PERSONS. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the purchase payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

   MULTIPLE CONTRACT RULE. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

   In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

   POSSIBLE TAX CHANGES. In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

   TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

QUALIFIED PLANS -- The Contract may be used with Qualified Plans that meet the requirements of Section 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

   The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner's Beneficiary designation or elected payment option may not be enforceable.

   The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

   The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

   SECTION 403(B). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity program.

   Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee's interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

   If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

   If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

   A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

   Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee.

   A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

   Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."

   SECTIONS 408 AND 408A. INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from "Roth IRAs," which are described below.

   IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:


                       =================================
                            TAX YEAR              AMOUNT
                       ---------------------------------
                              2004                $3,000
                            2005-2007             $4,000
                       2008 and thereafter        $5,000
                       =================================

Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $500 during the tax years of 2004-2005, or $1,000 for the 2006 tax year or any tax year thereafter. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($65,000 for a married couple filing a joint return and $45,000 for a single taxpayer in 2004). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $150,000 and $160,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.


   Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

   In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 70 1/2--the contract owner's retirement date, if any, will not affect his or her required beginning date. See "Section 403(b)." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution that bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

   Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to an eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."

   ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $95,000 to $110,000 in adjusted gross income ($150,000 to $160,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000.

   Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from a traditional IRA are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the contract owner's lifetime. Generally, however, the amount remaining in a Roth IRA after the contract owner's death must begin to be distributed by the end of the first calendar year after death, and made over a beneficiary's life expectancy. If there is no beneficiary, or if the beneficiary elects to delay distributions, the amount must be distributed by the end of the fifth full calendar year after death of the contract owner.

   ROLLOVERS. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the employee's gross income until some future time.

   If any portion of the balance to the credit of an employee in a Section 403(b) plan is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an "eligible retirement plan," then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

   An "eligible retirement plan" will be another Section 403(b) plan, a traditional individual retirement account or annuity described in Code Section 408.

   A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.


   TAX PENALTIES. PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; or (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.


   The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

   MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

   WITHHOLDING. Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

   Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

   The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION


VOTING OF UNDERLYING FUND SHARES -- The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.


   The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

   Voting rights  attributable  to your Contract Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS -- The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. The Company may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

   In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

   The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

   Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of any Subaccount to another separate account or Subaccount.

   In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS -- The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

REPORTS TO OWNERS -- The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon purchase payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

   You will also receive an annual and semiannual report containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

ELECTRONIC TRANSFER PRIVILEGES -- You may request a transfer of Contract Value and may make changes to an existing Dollar Cost Averaging or Asset Reallocation option by telephone if the Electronic Transfer Privilege section of the application or the proper form has been properly completed, signed, and filed at the Company's Administrative Office. The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you may not be able to request transfers by telephone and would have to submit written requests.

   By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

LEGAL PROCEEDINGS -- There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS -- Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

PERFORMANCE INFORMATION


   Performance information for the Subaccounts, including the yield and effective yield of the Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

   Current yield for the Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings.

   For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge and contingent deferred sales charge and may simultaneously be shown for other periods.

   Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

   Although the Contract was not available for purchase until June 2002, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contract that incorporate the performance of the Underlying Funds.

   Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.


ADDITIONAL INFORMATION

REGISTRATION STATEMENT -- A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).


FINANCIAL STATEMENTS -- The consolidated financial statements of the Company and Subsidiaries at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of Variable Annuity Account XIV - AdvanceDesigns Variable Annuity at December 31, 2003, and for the each of the specified periods ended December 31, 2003, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

   The Statement of Additional Information contains more specific information and financial statements relating to the Company and its Subsidiaries. The table of contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY
   Safekeeping of Assets

DISTRIBUTION OF THE CONTRACT

METHOD OF DEDUCTING THE EXCESS CHARGE

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS
   Section 403(b)
   Sections 408 and 408A

PERFORMANCE INFORMATION

EXPERTS

FINANCIAL STATEMENTS

OBJECTIVES FOR UNDERLYING FUNDS

--------------------------------------------------------------------------------
There is no  guarantee  that  any  Underlying  Fund  will  meet  its  investment objective.
--------------------------------------------------------------------------------

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION MAY BE FOUND IN THE RESPECTIVE PROSPECTUSES. PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS.


AIM VARIABLE INSURANCE FUNDS -- The AIM Variable Insurance Funds is an open-end investment company. Shares of the Fund's portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products. A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as investment adviser and manager of the portfolio of the Fund.

   AIM V.I. BASIC VALUE FUND (SERIES II). AIM V.I. Basic Value Fund (the "Fund") is a portfolio of the AIM Variable Insurance Funds.

   INVESTMENT OBJECTIVE: To seek long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the Fund's portfolio managers believe to be undervalued in relation to long-term earning power or other factors. The Fund may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments, all of which are issued by U.S. issuers. The Fund may also invest up to 25% of its total assets in foreign issuers.

   AIM V.I. INTERNATIONAL GROWTH FUND (SERIES II). AIM V.I. International Growth Fund (the "Fund") is a portfolio of the AIM Variable Insurance Funds.

   INVESTMENT OBJECTIVE: To seek long-term growth of capital. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum. The Fund may invest up to 20% of its total assets in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The Fund may also invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of foreign companies. Such percentage limitations are applied at the time of purchase.

   AIM V.I. MID CAP CORE EQUITY FUND (SERIES II). AIM V.I. Mid Cap Core Equity Fund (the "Fund") is a portfolio of the AIM Variable Insurance Funds.

   INVESTMENT OBJECTIVE: To seek long-term growth of capital. The Fund seeks this objective by investing, normally, at least 80% of its total assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of mid-cap companies. The Fund considers a company to be a mid-cap company if it has a market capitalization at the time of purchase, within the range of market capitalizations of companies included in the Russell MidcapTM Index. In complying with the 80% investment requirement, the Fund may include synthetic instruments, which are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Fund may also invest up to 25% of its total assets in foreign securities.

   AIM V.I. REAL ESTATE FUND (SERIES I). AIM V.I. Real Estate Fund (the "Fund") is a series of the INVESCO Variable Investment Funds, Inc., which is described below. AIM Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the Fund's investment adviser and INVESCO Institutional (N.A.), Inc., 1355 Peachtree Street, NE, Suite 250, Atlanta, Georgia, serves as the Fund's sub-adviser.

   INVESTMENT OBJECTIVE: To seek to achieve high total return. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies. In complying with this 80% investment requirement, the fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts.

AMERICAN CENTURY(R) VP FUND -- The American Century VP Fund is an open-end investment company. Shares of the Fund's portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products. American Century Investment Management, Inc., 4500 Main Street, Kansas City, Missouri 64111, serves as investment adviser and manager of the series of the Fund.

   AMERICAN CENTURY VP ULTRA(R) FUND (CLASS II). American Century VP Ultra Fund (the "Fund") is a series of the American Century VP Fund.

   INVESTMENT OBJECTIVE: To seek long-term capital growth. The Fund managers look for stocks of large companies they believe will increase in value over time, using a growth investment strategy developed by American Century. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating pace. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value. The managers use a bottom-up approach to select stocks to buy for the Fund. This means that the managers make their investment decisions based primarily on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Although most of the Fund's assets will be invested in U.S. companies, there is no limit on the amount of assets the Fund can invest in foreign companies, which present some unique risks. The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally.

   AMERICAN CENTURY VP VALUE FUND (CLASS II). American Century VP Value Fund (the "Fund") is a series of the American Century VP Fund.

   INVESTMENT OBJECTIVE: To seek long-term capital growth. Income is a secondary objective. The Fund managers look for stocks of companies that they believe are undervalued at the time of purchase, using a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. Under normal market conditions, the Fund managers intend to keep at least 80% of the Fund's assets invested in U.S. equity securities.

DREYFUS VARIABLE INVESTMENT FUND -- Dreyfus Variable Investment Fund is an open-end investment company. Shares of the Fund are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, serves as investment adviser to the Dreyfus Variable Investment Fund.

   DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO (SERVICE CLASS). Dreyfus IP Technology Growth Portfolio (the "Fund") is a series of the Dreyfus Variable Investment Fund.

   INVESTMENT OBJECTIVE: The Fund seeks capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the Fund's assets may be invested in foreign securities. The Fund's stock investments may include common stocks, preferred stocks and convertible securities.

   DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO (SERVICE CLASS). Dreyfus VIF International Value Portfolio (the "Fund") is a series of the Dreyfus Variable Investment Fund.

   INVESTMENT OBJECTIVE: The Fund seeks long-term capital growth. To pursue this goal, the Fund normally invests at least 80% of its assets in stocks. The Fund ordinarily invests most of its assets in securities of foreign companies. The Fund's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter. The Fund may invest in companies of any size. The Fund may also invest in companies located in emerging markets.

THE POTOMAC INSURANCE TRUST -- EVOLUTION FUNDS -- The Potomac Insurance Trust is an open-end investment company. Shares of The Potomac Insurance Trust's portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products. Rafferty Asset Management, LLC, 500 Fifth Avenue, Suite 415, New York, NY 10110, serves as the Fund's investment adviser. Flexible Plan Investments, Ltd., 3883 Telegraph Rd., Suite 100, Bloomfield Hills, MI 48302-1432, serves as the Evolution Managed Bond and Equity Funds' sub-adviser.

   EVOLUTION MANAGED BOND FUND. Evolution Managed Bond Fund (the "Fund") is a series of The Potomac Insurance Trust.

   INVESTMENT OBJECTIVE: To seek a high total rate of return on an annual basis. The Fund will invest primarily in fixed-income securities indirectly through exchange-traded funds (ETFs), other investment companies and derivative securities. The Fund's investment strategy may result in the investment of a large portion or all of the assets of the Fund in cash or cash equivalents at any given time to provide security of principal, current income and liquidity.

   EVOLUTION MANAGED EQUITY FUND. Evolution Managed Equity Fund (the "Fund") is a series of The Potomac Insurance Trust.

   INVESTMENT OBJECTIVE: To seek a high total rate of return on an annual basis. The Fund will invest primarily in equity securities, both directly and indirectly through other investment vehicles, including American Depositary Receipts (ADRs), ETFs and other investment companies. The Fund's investment strategy may result in the investment of a large portion or all of the assets of the Fund in cash or cash equivalents at any given time to provide security of principal, current income and liquidity.

INVESCO VARIABLE INVESTMENT FUNDS, INC.-- The INVESCO Variable Investment Funds, Inc. is an open-end investment company. Shares of the Fund's portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products.

   INVESCO VIF HEALTH SCIENCES FUND (SERIES I). INVESCO VIF Health Sciences Fund (the "Fund") is a series of the INVESCO Variable Investment Funds, Inc. AIM Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the Fund's investment adviser and INVESCO Institutional (N.A.), Inc., 1355 Peachtree Street, NE, Suite 250, Atlanta, Georgia, serves as the Fund's sub-adviser.

   INVESTMENT OBJECTIVE: To seek capital growth. The Fund is actively managed and invests primarily in equity securities that INVESCO Institutional believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies that develop, produce, or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and services companies. At any given time, 20% of the Fund's assets is not required to be invested in the sector.

OPPENHEIMER VARIABLE ACCOUNT FUNDS -- The Oppenheimer Variable Account Funds is an open-end investment company. Shares of the Variable Account Funds' portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products. OppenheimerFunds, Inc., 498 Seventh Avenue, New York, New York, 10018, serves as investment adviser and manager of the series of the Oppenheimer Variable Account Funds.

   OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA (SERVICE CLASS). Oppenheimer Main Street Small Cap Fund (the "Fund") is a series of the Oppenheimer Variable Account Funds.

   INVESTMENT OBJECTIVE: To seek capital appreciation. The Fund invests mainly in common stocks of small-capitalization ("small cap") U.S. companies that OppenheimerFunds, Inc. believes have favorable business trends or prospects. Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in securities of companies having a small market capitalization. These may include "growth" and/or "value" common stocks and other equity securities. The Fund incorporates a blended style of investing combining both growth and value styles. The Fund currently considers an issuer having a market capitalization of up to $2.5 billion to be a "small-cap" issuer. The Fund measures that capitalization at the time the Fund buys the security, and it is not required to sell the security if the issuer's capitalization grows above $2.5 billion. Over time, the Fund may change the range of assets it uses to define "small cap" issuers, as market conditions change.

PIMCO VARIABLE INSURANCE TRUST -- The PIMCO Variable Insurance Trust is an open-end investment company. Shares of the PIMCO Variable Insurance Trust's portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products. Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, serves as investment adviser and manager of the series of the PIMCO Variable Insurance Trust.

   PIMCO ALL ASSET PORTFOLIO (ADMINISTRATIVE CLASS). PIMCO All Asset Portfolio (the "Fund") is a series of the PIMCO Variable Insurance Trust.

   INVESTMENT OBJECTIVE: To seek maximum real return consistent with preservation of real capital and prudent investment management. The Fund is a "fund of funds," which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The Fund may invest in any of the funds of the PIMCO Funds: Pacific Investment Management Series, an affiliated open-end investment company, except the Strategic Balanced and All Asset Funds ("Underlying PIMS Funds"). Research Affiliates, the Fund's asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMS Funds. The Fund may invest in any or all of the Underlying PIMS Funds, but will not normally invest in every Underlying PIMS Fund at any particular time. The Fund's assets are not allocated according to a predetermined blend of shares of the Underlying PIMS Funds. Instead, when making allocation decisions among the Underlying PIMS Funds, the Fund's asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. The Fund's asset allocation sub-adviser has the flexibility to reallocate the Fund's assets among any or all of the Underlying PIMS Funds based on its ongoing analyses of the equity, fixed income and commodity markets.

   PIMCO LOW DURATION PORTFOLIO (ADMINISTRATIVE CLASS). PIMCO Low Duration Portfolio (the "Fund") is a series of the PIMCO Variable Insurance Trust.

   INVESTMENT OBJECTIVE: To seek maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Fund normally varies within a one- to three-year time frame based on PIMCO's forecast for interest rates. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities.

   PIMCO REAL RETURN PORTFOLIO (ADMINISTRATIVE CLASS). PIMCO Real Return Portfolio (the "Fund") is a series of the PIMCO Variable Insurance Trust.

   INVESTMENT OBJECTIVE: To seek maximum real return, consistent with preservation of real capital and prudent investment management. The Fund seeks its investment objective by investing under normal circumstances at least 65% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The Fund invests primarily in investment grade securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities.

THE RYDEX VARIABLE TRUST -- The Rydex Variable Trust is an open-end investment company. Shares of the Trust's portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products, as well as for certain pension, profit sharing and other retirement plans. Rydex Global Advisors, 9601 Blackwell Rd., Suite 500 Rockville, MD 20850, serves as investment adviser and manager of the portfolios of the Trust.

   RYDEX SECTOR ROTATION FUND. Rydex Sector Rotation Fund (the "Fund") is a series of the Rydex Variable Trust.

   INVESTMENT OBJECTIVE: The Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries . Each month the Advisor, using a quantitative methodology, ranks approximately fifty-nine different industries based on several measures of price momentum. The Fund then invests in the top ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, but may also invest in equity derivatives such as future contracts, options and swap transactions. The fund may also enter into short sales.

SBL FUND -- SBL Fund, an open-end management investment company of the series type, is organized as a Kansas corporation. SBL Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products issued by the Company and its affiliates. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, a wholly-owned subsidiary of the Company (the "Investment Manager"), serves as the investment adviser of each Series of SBL Fund.

   SERIES A (EQUITY). Series A (Equity) (the "Fund") is a series of SBL Fund.

   INVESTMENT OBJECTIVE: To seek long-term capital growth by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include American Depositary Receipts ("ADRs") and convertible securities. The Fund typically invests in the equity securities of companies whose total market value is $5 billion or greater at the time of purchase.

   SERIES B (LARGE CAP VALUE). Series B (Large Cap Value) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, which provides investment advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek long-term growth of capital by investing, under normal market conditions, at least 80% of its total assets (plus borrowings for investment purposes) in large-capitalization value companies (those whose total market value is $5 billion or greater at the time of purchase). The Fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. issuers and U.S. dollar-denominated foreign issuers. The Fund may temporarily invest in cash, government bonds or money market securities. In choosing stocks, the Sub-Adviser, The Dreyfus Corporation, invests in value-oriented companies, which are companies that are believed to be undervalued in terms of price or other financial measurements and that are believed to have above average growth potential. The Sub-Adviser uses a blend of quantitative analysis and fundamental research to identify stocks that appear favorably priced and that may benefit from the current market and economic environment.

   SERIES C (MONEY MARKET). Series C (Money Market) (the "Fund") is a series of SBL Fund.

   INVESTMENT OBJECTIVE: To seek to provide as high a level of current income as is consistent with preserving capital. The Fund invests in high quality money market instruments with maturities of not longer than thirteen months.

   SERIES D (GLOBAL). Series D (Global) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with OppenheimerFunds, Inc., 498 Seventh Avenue, New York, New York, 10018, which provides investment advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek long-term growth of capital primarily through investment in common stocks and equivalents of companies of foreign countries and the United States. The Fund pursues its objective by investing, under normal circumstances, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States. The Fund primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund. Investments in debt securities may be made in uncertain market conditions.

   SERIES E (DIVERSIFIED INCOME). Series E (Diversified Income) (the "Fund") is a series of SBL Fund.

   INVESTMENT OBJECTIVE: To seek to provide current income with security of principal. The Fund pursues its objective by investing, under normal market conditions, primarily in a diversified portfolio of investment grade debt securities. The Fund expects to maintain a weighted average duration of 3 to 10 years. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar denominated foreign securities. To manage risk, the Investment Manager diversifies the Fund's holdings among asset classes and individual securities. The asset classes in which the Fund invests may include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment grade mortgage-backed securities, investment grade asset-backed securities, U.S. Government securities as well as total return, interest and index swap agreements.

   SERIES G (LARGE CAP GROWTH). Series G (Large Cap Growth) (the "Fund") is a series of SBL Fund.

   INVESTMENT OBJECTIVE: To seek long-term capital growth. The Fund seeks to meet its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in common stock and other equity securities of large capitalization companies (defined as companies whose total market value is at least $5 billion at the time of purchase). The Investment Manager seeks to invest in equity securities that have long-term capital growth potential. The Fund invests primarily in a portfolio of common stocks, which may include ADRs and other securities with common stock characteristics, such as securities convertible into common stocks. The Fund is non-diversified as defined in the Investment Company Act of 1940, which means that it may hold a larger position in a smaller number of securities than a diversified fund. The Fund also may concentrate its investments in a particular industry that represents 20% or more of the Fund's benchmark index, the Russell 1000 Growth Index. Concentration means investment of more than 25% of the value of the Fund's assets in any one industry.

   SERIES H (ENHANCED INDEX). Series H (Enhanced Index) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with Northern Trust Investments, N.A. ("NTI"), 50 La Salle Street, Chicago, Illinois 60675, which provides investment advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek to outperform the S&P 500 Index through stock selection resulting in different weightings of common stocks relative to the index. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies in the S&P 500 Index and futures contracts representative of the stocks which make up the index. The S&P 500 Index is a well-known stock market index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. In addition, the Fund may invest a limited portion of its assets in equity securities that are not included in the S&P 500 Index.

   SERIES J (MID CAP GROWTH). Series J (Mid Cap Growth) (the "Fund") is a series of SBL Fund.

   INVESTMENT OBJECTIVE: To seek capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities with market capitalizations that are similar to those of companies in the S&P Mid Cap 400 Index. The index currently consists of securities of companies with capitalizations that range from $336 million to $11.8 billion. Equity securities include common stock, rights, options, warrants, convertible debt securities and ADRs. The Investment Manager selects equity securities that it believes are attractively valued with the greatest potential for appreciation.

   SERIES N (MANAGED ASSET ALLOCATION). Series N (Managed Asset Allocation) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, which provides investment advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek a high level of total return by investing primarily in a diversified portfolio of debt and equity securities. The Fund pursues its objective by normally investing approximately 60% of total assets in common stocks and 40% in fixed-income securities. The mix may vary over shorter time periods where the fixed income portion may range between 30-50% and the equity portion between 50-70%. The precise mix of equity and fixed income securities will depend on the Sub-Adviser's outlook for the markets.

   SERIES O (EQUITY INCOME). Series O (Equity Income) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, which provides investment advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek to provide substantial dividend income and also capital appreciation by investing primarily in common stocks of established companies. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The Sub-Adviser, T. Rowe Price, typically employs a value-oriented strategy in selecting investments for the Fund. The Sub-Adviser's research team identifies companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

   SERIES P (HIGH YIELD). Series P (High Yield) (the "Fund") is a series of SBL Fund.

   INVESTMENT OBJECTIVE: To seek high current income. Capital appreciation is a secondary objective. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a broad range of high-yield, high risk debt securities rated in medium or lower rating categories or determined by the Investment Manager to be of comparable quality ("junk bonds"). The Fund will not purchase a debt security, if at the time of purchase, it is rated in default. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar denominated foreign securities. The Fund may also invest in equity securities, including common and preferred stocks, ADRs, exchange-traded real estate investment trusts, warrants, rights, and a variety of investment companies that seek to track and the composition and performance of a specific index. The Fund's average weighted maturity is expected to be between 3 and 15 years.

   SERIES Q (SMALL CAP VALUE). Series Q (Small Cap Value) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with Strong Capital Management Corporation, 100 Heritage Reserve, Menomonee, Wisconsin 53051, which provides investment advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek capital growth by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in stocks of small-capitalization companies that the Fund's Sub-Adviser, Strong Capital Management, Inc., believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines small-capitalization companies as those companies with a market capitalization substantially similar to that of companies in the Russell 2500(TM) Index at the time of purchase. The Sub-Adviser specifically looks for companies whose stock prices may benefit from a catalyst event, such as a corporate restructuring, a new product or service, or a change in the political, economic, or social environment.

   SERIES S (SOCIAL AWARENESS). Series S (Social Awareness) (the "Fund") is a series of SBL Fund.

   INVESTMENT OBJECTIVE: To seek capital appreciation by investing, under normal market conditions, in a well-diversified portfolio of equity securities that the Investment Manager believes have above-average earnings potential and which meet certain established social criteria. The Fund also may invest in companies that are included in the Domini 400 Social Index(SM), which companies will be deemed to comply with the Fund's social criteria. The Domini 400 Social Index(SM) (DSI) is a market capitalization-weighted common stock index. It monitors the performance of 400 U.S. corporations that pass multiple, broad-based social screens.

   SERIES V (MID CAP VALUE). Series V (Mid Cap Value) (the "Fund") is a series of SBL Fund.

   INVESTMENT OBJECTIVE: The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that when, purchased, have market capitalizations that are similar to those of companies in the S&P Mid Cap 400 Index. The index currently consists of securities of companies with market capitalizations that range from $336 million to $11.8 billion. Equity securities include common stock, rights, options, warrants, ADRs and convertible debt securities. The Investment Manager typically chooses equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows. Due to the nature of value companies, the securities included in the Fund's portfolio typically consist of small- to medium-sized companies. The Fund is subject to the risks associated with investing in small capitalization companies.

   SERIES W (MAINSTREET GROWTH AND INCOME(R)). Series W (Mainstreet Growth and Income(R)) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with OppenheimerFunds, Inc., 498 Seventh Avenue, New York, New York, 10018, which provides investment advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund pursues its objective by investing mainly in common stocks of U.S. companies, but it can also invest in other equity securities such as preferred stocks and securities convertible into common stocks. Although the Fund does not have any requirements as to the capitalization of issuers in which it invests, the Fund's Sub-Adviser, OppenheimerFunds, currently emphasizes the stocks of large-capitalization companies in the portfolio. At times, the Fund may increase the relative emphasis of its investments in small-cap and mid-cap stocks. While the Fund can buy foreign securities and debt securities such as bonds and notes, currently it does not emphasize those investments. The Fund can also use hedging instruments and certain derivative investments.

   SERIES X (SMALL CAP GROWTH). Series X (Small Cap Growth) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with RS Investment Management, L.P., 388 Market Street, San Francisco, California 94111, which provides investment advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies with market capitalizations of $1.5 billion or less at the time of investment that, in the opinion of the Sub-Adviser, RS Investment Management, L.P., have the potential for long-term capital growth. Equity securities include common and preferred stocks, and warrants and securities convertible into common or preferred stocks. The Fund may invest the remainder of its assets in securities of companies of any size. The Fund may also engage in short sales of securities it expects to decline in price. The Series will likely invest a portion of its assets in technology and internet-related companies.

   SERIES Y (SELECT 25). Series Y (Select 25) (the "Fund") is a series of SBL Fund.

   INVESTMENT OBJECTIVE: To seek long-term growth of capital by concentrating its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings or revenue growth. The Fund is non-diversified as defined in the Investment Company Act of 1940, which means that it may hold a larger position in a smaller number of securities than a diversified fund. The Investment Manager selects what it believes to be premier growth companies as the core position for the Fund using a "bottom-up" approach in selecting growth stocks. Portfolio holdings will be replaced when one or more of the company's fundamentals have changed and, in the opinion of the Investment Manager, it is no longer a premier growth company.

   SERIES Z (ALPHA OPPORTUNITY). Series Z (Alpha Opportunity) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with Mainstream Investment Advisers, LLC, 101 West Spring Street, Suite 401, New Albany, Indiana 47150, which provides investment advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, approximately 50% of its total assets according to a long/short strategy managed by the Fund's sub-adviser, Mainstream, and 50% of its total assets according to a strategy managed by the Investment Manager that seeks investment returns similar to those of the S&P 500 Index.

   The Fund pursues its long/short strategy by investing primarily in publicly-traded equity securities, principally common stocks, but to a lesser degree in exchange traded funds and other securities with equity characteristics. The Fund may engage in short sales of securities believed to be overvalued. The Fund pursues its index strategy primarily by investing in a portfolio of equity securities, equity derivatives and fixed income securities that is intended to closely track the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index").

PROSPECTUS                                                     May 1, 2004




--------------------------------------------------------------------------------
AEA VALUEBUILDER VARIABLE ANNUITY
--------------------------------------------------------------------------------










                                               ---------------------------------
                                                       Important Privacy
                                                        Notice Included

                                                        See Back Cover
                                               ---------------------------------




                                     [SBI LOGO] SECURITY DISTRIBUTORS, INC.
                                                A Member of The Security Benefit
                                                Group of Companies

                        AEA VALUEBUILDER VARIABLE ANNUITY

                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT



         ISSUED BY:                                 MAILING ADDRESS:
   SECURITY BENEFIT LIFE                          SECURITY BENEFIT LIFE
      INSURANCE COMPANY                           INSURANCE COMPANY
   ONE SECURITY BENEFIT PLACE                     P.O. BOX 750497
   TOPEKA, KANSAS 66636-0001                      TOPEKA, KANSAS 66675-0497
   1-800-888-2461

--------------------------------------------------------------------------------

   This Prospectus describes a flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals in connection with a retirement plan qualified under Section 403(b), 408 or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

   You may allocate your purchase payments to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV - AEA Valuebuilder, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:

             o  AIM Basic Value
             o  AIM Mid Cap Core Equity
             o  AIM Small Cap Growth
             o  AIM Blue Chip
             o  American Century Heritage
             o  American Century Select
             o  American Century Equity Income
             o  American Century International Growth
             o  Ariel Fund
             o  Ariel Premier Bond
             o  Calamos Growth
             o  Calamos Growth and Income
             o  Dreyfus Appreciation
             o  Dreyfus Premier Strategic Value
             o  Dreyfus Midcap Value
             o  Dreyfus General Money Market
             o  Fidelity Advisor Value Strategies
             o  Fidelity Advisor Dividend Growth
             o  Fidelity Advisor Mid Cap
             o  Fidelity Advisor International Capital Appreciation
             o  INVESCO Dynamics
             o  INVESCO Technology
             o  PIMCO High Yield


             o  Security Capital Preservation
             o  Security Diversified Income
             o  Security Income Opportunity


             o  Security Global
             o  Security Equity
             o  Security Large Cap Growth
             o  Security Capital Preservation
             o  Security Mid Cap Value
             o  Security Small Cap Growth
             o  Security Social Awareness


             o Security Large Cap Value
             o Security Mid Cap Growth


             o Strong Growth and Income
             o Strong Growth 20
             o Strong Advisor Small Cap Value
             o Strong Opportunity
             o Van Kampen Equity and Income
             o Van Kampen Comstock
             o Van Kampen Aggressive Growth

   Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. No minimum amount of Contract Value is guaranteed.

   Amounts allocated to the Fixed Account earn interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value in the Fixed Account is guaranteed by the Company.

   When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."


   This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2004, which has been filed with the Securities and Exchange Commission ("SEC") contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Underlying Funds by writing Security Benefit at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 41 of this Prospectus.


   The SEC maintains a web site (http://www.sec.gov) that contains the Statement
of  Additional  Information,   material  incorporated  by  reference  and  other
information regarding companies that file electronically with the SEC.

--------------------------------------------------------------------------------

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

   EXPENSES FOR THIS CONTRACT, IF PURCHASED WITH AN EXTRA CREDIT RIDER, MAY BE HIGHER THAN EXPENSES FOR A CONTRACT WITHOUT AN EXTRA CREDIT RIDER. THE AMOUNT OF CREDIT ENHANCEMENT MAY BE MORE THAN OFFSET BY ANY ADDITIONAL FEES AND CHARGES.

   THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE VALUE OF YOUR CONTRACT CAN GO UP AND DOWN AND YOU COULD LOSE MONEY.


DATE:  MAY 1, 2004

--------------------------------------------------------------------------------
       The variable annuity covered by this Prospectus is the subject of a pending patent application in the United States Patent and Trademark Office.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                            Page

DEFINITIONS...............................................................    4
SUMMARY...................................................................    5
   Purpose of the Contract................................................    5
   The Separate Account and the Funds.....................................    5
   Fixed Account..........................................................    5
   Purchase Payments......................................................    5
   Contract Benefits......................................................    5
   Free-Look Right........................................................    5
   Charges and Deductions.................................................    5
   Contacting the Company.................................................    9
EXPENSE TABLE.............................................................    9
   Contract Owner Transaction Expenses....................................    9
   Periodic Expenses......................................................    9
   Optional Rider Expenses................................................   10
   Example................................................................   10


CONDENSED FINANCIAL INFORMATION...........................................   11


INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS........   13
   Security Benefit Life Insurance Company................................   13
   Published Ratings......................................................   13
   Separate Account.......................................................   14
   Underlying Funds.......................................................   14
THE CONTRACT..............................................................   15
   General................................................................   15
   Application for a Contract.............................................   15
   Purchase Payments......................................................   15
   Allocation of Purchase Payments........................................   15
   Dollar Cost Averaging Option...........................................   16
   Asset Reallocation Option..............................................   16
   Transfers of Contract Value............................................   17
   Contract Value.........................................................   18
   Determination of Contract Value........................................   18
   Full and Partial Withdrawals...........................................   19
   Systematic Withdrawals.................................................   19
   Free-Look Right........................................................   20
   Death Benefit..........................................................   20
   Distribution Requirements..............................................   21
   Death of the Annuitant.................................................   21
CHARGES AND DEDUCTIONS....................................................   21
   Contingent Deferred Sales Charge.......................................   21
   Mortality and Expense Risk Charge......................................   21
   Administration Charge..................................................   22
   Account Administration Charge..........................................   22
   Premium Tax Charge.....................................................   22
   Other Charges..........................................................   22
   Variations in Charges..................................................   22
   Guarantee of Certain Charges...........................................   22
   Underlying Fund Expenses...............................................   22
OPTIONAL RIDER CHARGES....................................................   23
   Guaranteed Minimum Income Benefit......................................   23
   Annual Stepped Up Death Benefit........................................   23
   Guaranteed Growth Death Benefit........................................   24
   Combined Annual Stepped Up and Guaranteed Growth Death Benefit.........   24
   Enhanced Death Benefit.................................................   25
   Combined Enhanced and Annual Stepped Up Death Benefit..................   25
   Combined Enhanced and Guaranteed Growth Death Benefit..................   25
   Combined Enhanced, Annual Stepped Up,
     and Guaranteed Growth Death Benefit..................................   26
   Extra Credit...........................................................   26
   Waiver of Withdrawal Charge............................................   27
   Alternate Withdrawal Charge............................................   27
   Waiver of Withdrawal Charge--15 Years or Disability....................   28
   Waiver of Withdrawal Charge--10 Years or Disability....................   28
   Waiver of Withdrawal Charge--Hardship..................................   28
   Waiver of Withdrawal Charge--5 Years and Age 59 1/2....................   29
ANNUITY PERIOD............................................................   29
   General................................................................   29
   Annuity Options........................................................   30
   Selection of an Option.................................................   31
THE FIXED ACCOUNT.........................................................   31
   Interest...............................................................   32
   Death Benefit..........................................................   32
   Contract Charges.......................................................   32
   Transfers and Withdrawals from the Fixed Account.......................   32
   Payments from the Fixed Account........................................   33
MORE ABOUT THE CONTRACT...................................................   33
   Ownership..............................................................   33
   Designation and Change of Beneficiary..................................   33
   Dividends..............................................................   33
   Payments from the Separate Account.....................................   33
   Proof of Age and Survival..............................................   34
   Misstatements..........................................................   34
   Loans..................................................................   34
   Restrictions on Withdrawals from Qualified Plans.......................   35
FEDERAL TAX MATTERS.......................................................   35
   Introduction...........................................................   35
   Tax Status of the Company and the Separate Account.....................   36
   Qualified Plans........................................................   36
OTHER INFORMATION.........................................................   39
   Voting of Underlying Fund Shares.......................................   39
   Substitution of Investments............................................   39
   Changes to Comply with Law and Amendments..............................   40
   Reports to Owners......................................................   40
   Electronic Transfer Privileges.........................................   40
   Legal Proceedings......................................................   40
   Legal Matters..........................................................   40
PERFORMANCE INFORMATION...................................................   40
ADDITIONAL INFORMATION....................................................   41
   Registration Statement.................................................   41
   Financial Statements...................................................   41

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION.................   41

OBJECTIVES AND STRATEGIES FOR UNDERLYING FUNDS............................   42
APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement

--------------------------------------------------------------------------------
YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.
--------------------------------------------------------------------------------

DEFINITIONS

   Various terms commonly used in this Prospectus are defined as follows:

   ACCUMULATION UNIT -- A unit of measure used to calculate Contract Value.


   ADMINISTRATIVE OFFICE-- The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.


   ANNUITANT -- The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

   ANNUITY -- A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

   ANNUITY OPTIONS -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

   ANNUITY PERIOD -- The period beginning on the Annuity Start Date during which annuity payments are made.

   ANNUITY START DATE -- The date when annuity payments begin as elected by the Owner.

   ANNUITY UNIT -- A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

   AUTOMATIC INVESTMENT PROGRAM -- A program pursuant to which purchase payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

   CONTRACT DATE -- The date the Contract begins as shown in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial purchase payment is credited to the Contract.

   CONTRACT DEBT -- The unpaid loan balance including loan interest.

   CONTRACT VALUE -- The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

   CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

   CREDIT ENHANCEMENT -- An amount added to Contract Value under the Extra Credit Rider.

   DESIGNATED BENEFICIARY -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.

   FIXED ACCOUNT -- An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than 3%) declared periodically by the Company.

   GENERAL ACCOUNT -- All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

   OWNER -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

   PARTICIPANT -- A Participant under a Qualified Plan.

   PURCHASE PAYMENT -- An amount paid to the Company as consideration for the Contract.

   SEPARATE ACCOUNT -- The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

   SUBACCOUNT -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

   UNDERLYING FUND -- A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

   VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   VALUATION PERIOD -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

   WITHDRAWAL VALUE -- The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If an Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested.

SUMMARY

   This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of
Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and in the Contract.

PURPOSE OF THE CONTRACT -- The flexible purchase payment deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.


   You may purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). Please see the discussion under "The Contract" for more detailed information.


THE SEPARATE ACCOUNT AND THE FUNDS -- The Separate Account is currently divided into accounts, each referred to as a Subaccount. See "Separate Account."


   You may allocate all or part of your purchase payments to the Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund, each of which has a different investment objective and policies. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.


FIXED ACCOUNT -- You may allocate all or part of your purchase payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least an effective annual rate of 3%. See "The Fixed Account."

PURCHASE PAYMENTS -- Your initial purchase payment must be at least $1,000. Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $25. See "Purchase Payments."

CONTRACT BENEFITS -- You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

   At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

   The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."

FREE-LOOK RIGHT -- You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you purchase payments allocated to the Fixed Account (not including any Credit Enhancements if an Extra Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements.

   Some states' laws require us to refund your purchase payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund purchase payments allocated to the Subaccounts rather than Contract Value.

CHARGES AND DEDUCTIONS -- The Company does not deduct sales load from purchase payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.


   CONTINGENT DEFERRED SALES CHARGE. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a "withdrawal charge"). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.


   The Free Withdrawal amount is equal in the first Contract Year, to 10% of purchase payments, excluding any Credit Enhancements, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first day of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of purchase payments that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings.

   The amount of the charge will depend on how long your purchase payments have been held under the Contract. Each purchase payment you make is considered to have a certain "age," depending on the length of time since the purchase payment was effective. A purchase payment is "age one" in the year beginning on the date the purchase payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                      ------------------------------------
                      PURCHASE PAYMENT AGE      WITHDRAWAL
                           (IN YEARS)             CHARGE
                      ------------------------------------
                                1                   7%
                                2                   7%
                                3                   6%
                                4                   5%
                                5                   4%
                                6                   3%
                                7                   2%
                           8 and over               0%
                      ------------------------------------

   The amount of the withdrawal charge assessed against your Contract will never exceed 7% of purchase payments paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See "Contingent Deferred Sales Charge."

   MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.95%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts it from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

                 ---------------------------------------------
                                          ANNUAL MORTALITY AND
                 CONTRACT VALUE           EXPENSE RISK CHARGE
                 ---------------------------------------------
                 Less than $25,000                1.10%
                 $25,000 or more                  0.95%
                 ---------------------------------------------

During the Annuity Period, the mortality and expense risk charge is 1.25% under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above. See "Mortality and Expense Risk Charge."


   OPTIONAL RIDER CHARGES. The Company deducts a monthly charge from Contract Value for certain Riders that may be elected by the Owner. The Company generally will deduct the monthly Rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly Rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.

   The Company makes each Rider available only at issue, and you may not terminate a Rider after issue, unless otherwise stated. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. Each Rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. You may not select Riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such Riders, 1.40%, would exceed the applicable maximum Rider charge of 1.00% for a Contract issued with a 0-Year Alternate Withdrawal Charge Rider. See "Optional Rider Charges."


   GUARANTEED MINIMUM INCOME BENEFIT. This Rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The
Minimum Income Benefit is equal to Purchase Payments, net of any Premium tax, less an adjustment for Withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. The Minimum Income Benefit may be applied to purchase a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4, joint and last survivor with a 10-year period certain, within 30 days of any Contract Anniversary following the 10th Contract Anniversary. The charge for this Rider is as follows:

                         ------------------------------
                         INTEREST RATE     RIDER CHARGE
                         ------------------------------
                               3%             0.15%
                               5%             0.30%
                         ------------------------------

See "Guaranteed Minimum Income Benefit."

   ANNUAL STEPPED UP DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company; or (3) the Stepped Up Death Benefit. The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

o The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

o Any purchase payments received by the Company since the applicable Contract Anniversary; less

o An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary.

The charge for this Rider is 0.20%. See "Annual Stepped Up Death Benefit."

   GUARANTEED GROWTH DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company; or (3) the Guaranteed Growth Death Benefit. The Guaranteed Growth Death Benefit is an amount equal to purchase payments, net of any premium tax, less an adjustment for any withdrawals, increased at an annual effective rate of 3%, 5%, 6% or 7%, as elected in the application. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is as follows:

                         ------------------------------
                         INTEREST RATE     RIDER CHARGE
                         ------------------------------
                               3%             0.10%
                               5%             0.20%
                               6%             0.25%
                               7%             0.30%
                         ------------------------------

See "Guaranteed Growth Death Benefit."

   COMBINED ANNUAL STEPPED UP AND GUARANTEED GROWTH DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company; (3) the Annual Stepped Up Death Benefit (as described above); or (4) the Guaranteed Growth Death Benefit at 5% (as described above). This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.25%. See "Combined Annual Stepped Up and Guaranteed Growth Death Benefit."

   ENHANCED DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greater of: (1) purchase payments, less any withdrawals and withdrawal charges; or (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit. The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted purchase payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or (2) 25% of adjusted purchase payments. Contract gain is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted purchase payments. Adjusted purchase payments are equal to all purchase payments made to the Contract adjusted for withdrawals and any applicable premium tax. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.25%.

See "Enhanced Death Benefit."

   COMBINED ENHANCED AND ANNUAL STEPPED UP DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of:
(1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or (3) the Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.35%.

See "Combined Enhanced and Annual Stepped Up Death Benefit."

   COMBINED ENHANCED AND GUARANTEED GROWTH DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of:
(1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or (3) the Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.35%. See "Combined Enhanced and Guaranteed Growth Death Benefit."

   COMBINED ENHANCED, ANNUAL STEPPED UP, AND GUARANTEED GROWTH DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges;
(2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); (3) the Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit; or (4) the Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.40%. See "Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit."

   EXTRA CREDIT. This Rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this Rider only at issue. The Company will add a Credit Enhancement equal to 3%, 4% or 5% of purchase payments, as elected in the application, for each purchase payment made in the first Contract Year.

   In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of purchase payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first day of that Contract Year.

   The Company will deduct the charge for this Rider during the seven-year period beginning on the Contract Date, and you may not terminate this Rider during that period. This Rider is available only if the age of the Owner at the time the Contract is issued is age 80 or younger. The charge for this Rider varies based upon the Credit Enhancement rate selected as set forth below:

                    ----------------------------------------
                    CREDIT ENHANCEMENT RATE     RIDER CHARGE
                    ----------------------------------------
                               3%                   0.40%
                               4%                   0.55%
                               5%                   0.70%
                    ----------------------------------------

See "Extra Credit."


   WAIVER OF WITHDRAWAL CHARGE. This Rider makes available a waiver of withdrawal charge in the event of your confinement to a nursing home, terminal illness, or total and permanent disability prior to age 65. If you have also purchased an Extra Credit Rider you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this Rider. This Rider is available only if the age of the Owner at the time the Contract is issued is age 65 or younger. The charge for this Rider is 0.05%. See "Waiver of Withdrawal Charge."


   ALTERNATE WITHDRAWAL CHARGE. This Rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules.

             ------------------------------------------------------
                  0-YEAR SCHEDULE              4-YEAR SCHEDULE
             ------------------------------------------------------
              PURCHASE                      PURCHASE
             PAYMENT AGE    WITHDRAWAL    PAYMENT AGE    WITHDRAWAL
             (IN YEARS)       CHARGE       (IN YEARS)      CHARGE
             ------------------------------------------------------
             0 and over         0%              1            7%
                                                2            7%
                                                3            6%
                                                4            5%
                                           5 and over        0%
             ------------------------------------------------------

The charge for this Rider is 0.70% if you select the 0-year schedule and 0.55% if you select the 4-year schedule. If you have also purchased an Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Alternate Withdrawal Charge."

   WAIVER OF WITHDRAWAL CHARGE--15 YEARS OR DISABILITY. This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o  The Contract has been in force for 15 or more Contract Years; or

o The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.05%. See "Waiver of Withdrawal Charge Rider--15 Years or Disability."

   WAIVER OF WITHDRAWAL CHARGE--10 YEARS OR DISABILITY. This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o The Contract has been in force for 10 or more Contract Years and the Owner has made purchase payments on a quarterly (or more frequent) basis for at least five full Contract Years; or

o The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.10%. See "Waiver of Withdrawal Charge Rider--10 Years or Disability."

   WAIVER OF WITHDRAWAL CHARGE--HARDSHIP. This Rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide satisfactory proof of hardship. Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.15%. See "Waiver of Withdrawal Charge--Hardship."

     WAIVER OF WITHDRAWAL CHARGE--5 YEARS AND AGE 59 1/2. This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o  The Owner is age 59 1/2or older; anD

o The Owner has made purchase payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.20%. See "Waiver of Withdrawal Charge--5 Years and Age 59 1/2."

   ADMINISTRATION CHARGE. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. See "Administration Charge."

   ACCOUNT ADMINISTRATION CHARGE. The Company deducts an account charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See "Account Administration Charge."

   PREMIUM TAX CHARGE. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."


   OTHER EXPENSES. The Company pays the operating expenses of the Separate Account. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

CONTACTING THE COMPANY -- You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling 1-800-888-2461.


EXPENSE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

--------------------------------------------------------------------------------
CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes, which may be applicable to your Contract.
--------------------------------------------------------------------------------
   Sales Load on Purchase Payments                                      None
--------------------------------------------------------------------------------
   Deferred Sales Charge (as a percentage of
   amount withdrawn attributable to Purchase Payments)                  7%(1)
--------------------------------------------------------------------------------
   Transfer Fee (per transfer)                                          None
--------------------------------------------------------------------------------
PERIODIC  EXPENSES are fees and expenses that you will pay
periodically  during the time that you own the  Contract,
not  including  fees and  expenses  of the Underlying Funds.
--------------------------------------------------------------------------------
   Annual Contract Fee                                                  $30(2)
--------------------------------------------------------------------------------
   Separate Account Annual Expenses (as a percentage of average Contract Value)
--------------------------------------------------------------------------------
      Annual Mortality and Expense Risk Charge                          1.10%(3)
--------------------------------------------------------------------------------
      Annual Administration Charge                                      0.15%
--------------------------------------------------------------------------------
      Maximum Annual Charge for Optional Riders                         1.55%(4)
--------------------------------------------------------------------------------
     Total Separate Account Annual Expenses                             2.80%
--------------------------------------------------------------------------------

1 The amount of the contingent deferred sales charge is determined by reference to how long your purchase payments have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of purchase payments, excluding any Credit Enhancements, in the first Contract Year, and
   (2) 10% of Contract Value as of the beginning of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals" and "Contingent Deferred Sales Charge" for more information.

2 An account administration charge of $30 is deducted at each Contract anniversary and a pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.


3 The mortality and expense risk charge is reduced for larger Contracts as follows: Less than $25,000 - 1.10%; $25,000 or more - 0.95%. During the Annuity Period, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above. See the discussion under "Mortality and Expense Risk Charge."

4 You may select optional Riders. If you select one or more of such Riders, the charge will be deducted from your Contract Value. (See the applicable Rider charges in the table below.) You may not select Riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider).
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)
--------------------------------------------------------------------------------
                                                         INTEREST      ANNUAL
                                                           RATE*    RIDER CHARGE
--------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Rider                     3%          0.15%
                                                            5%          0.30%
--------------------------------------------------------------------------------
Annual Stepped Up Death Benefit Rider                       ---         0.20%
--------------------------------------------------------------------------------
Guaranteed Growth Death Benefit Rider                       3%          0.10%
                                                            5%          0.20%
                                                            6%          0.25%
                                                            7%          0.30%
--------------------------------------------------------------------------------
Combined Annual Stepped Up Death Benefit Rider and
Guaranteed Growth Death Benefit Rider                       5%          0.25%
--------------------------------------------------------------------------------
Enhanced Death Benefit Rider                                ---         0.25%
--------------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider and
Annual Stepped Up Death Benefit Rider                       ---         0.35%
--------------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider and
Guaranteed Growth Death Benefit Rider                       5%          0.35%
--------------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider, Annual
Stepped Up Death Benefit Rider, and Guaranteed              5%          0.40%
Growth Death Benefit Rider
--------------------------------------------------------------------------------
Extra Credit Rider                                          3%          0.40%
                                                            4%          0.55%
                                                            5%          0.70%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider                           ---         0.05%
--------------------------------------------------------------------------------
Alternate Withdrawal Charge Rider                         0-Year        0.70%
                                                          4-Year        0.55%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--15 Years or Disability   ---         0.05%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--10 Years or Disability   ---         0.10%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--Hardship                 ---         0.15%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--5 Years and Age 59 1/2   ---         0.20%
--------------------------------------------------------------------------------
*Interest rate, or for the Alternate Withdrawal Charge Rider, the withdrawal charge schedule.
--------------------------------------------------------------------------------


The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.


            -------------------------------------------------------
                                               MINIMUM      MAXIMUM
            -------------------------------------------------------
            Total Annual Underlying
            Fund Operating Expenses(1)          0.82%        3.04%
            -------------------------------------------------------
            1 Expenses deducted from Underlying Fund assets include management fees, distribution fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses.
            -------------------------------------------------------

EXAMPLE -- This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses and Underlying Fund fees and expenses.

   The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


          -----------------------------------------------------------
                                      1        3        5         10
                                     YEAR    YEARS    YEARS     YEARS
          -----------------------------------------------------------
          If you surrender your     $1,209   $2,259   $3,206   $5,601
          Contract at the end of
          the applicable time
          period
          -----------------------------------------------------------
          If you do not surrender     582    1,730    2,860     5,601
          your Contract
          -----------------------------------------------------------



CONDENSED FINANCIAL INFORMATION

   The following condensed financial information presents accumulation unit values for each of the years in the period ending December 31, 2003, as well as ending accumulation units outstanding under each Subaccount.



--------------------------------------------------------------------------------
                                                                            2003
--------------------------------------------------------------------------------
AIM BASIC VALUE
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $12.60
Accumulation units outstanding at the end of period....................       53
--------------------------------------------------------------------------------
AIM MID CAP CORE EQUITY
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $12.02
Accumulation units outstanding at the end of period....................       55
--------------------------------------------------------------------------------
AIM SMALL CAP GROWTH
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $12.91
Accumulation units outstanding at the end of period....................       20
--------------------------------------------------------------------------------
AIM BLUE CHIP
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $11.37
Accumulation units outstanding at the end of period....................       22
--------------------------------------------------------------------------------
AMERICAN CENTURY HERITAGE
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $11.36
Accumulation units outstanding at the end of period....................        9
--------------------------------------------------------------------------------
AMERICAN CENTURY SELECT
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $11.47
Accumulation units outstanding at the end of period....................      ---
--------------------------------------------------------------------------------
AMERICAN CENTURY EQUITY INCOME
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $11.91
Accumulation units outstanding at the end of period....................    1,252
--------------------------------------------------------------------------------
AMERICAN CENTURY INTERNATIONAL GROWTH
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $11.59
Accumulation units outstanding at the end of period....................       46
--------------------------------------------------------------------------------
ARIEL
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $12.30
Accumulation units outstanding at the end of period....................    1,480
--------------------------------------------------------------------------------
ARIEL PREMIER BOND
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $10.06
Accumulation units outstanding at the end of period....................    1,774
--------------------------------------------------------------------------------
CALAMOS GROWTH
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $12.95
Accumulation units outstanding at the end of period....................    1,317
--------------------------------------------------------------------------------
CALAMOS GROWTH AND INCOME
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $12.28
Accumulation units outstanding at the end of period....................    1,932
--------------------------------------------------------------------------------
DREYFUS APPRECIATION
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $11.11
Accumulation units outstanding at the end of period....................      195
--------------------------------------------------------------------------------
DREYFUS PREMIER STRATEGIC VALUE
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $13.31
Accumulation units outstanding at the end of period....................       21
--------------------------------------------------------------------------------
DREYFUS MIDCAP VALUE
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $15.04
Accumulation units outstanding
at the end of period...................................................       95
--------------------------------------------------------------------------------
DREYFUS GENERAL MONEY MARKET
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................    $9.57
Accumulation units outstanding
at the end of period...................................................      ---
--------------------------------------------------------------------------------
FIDELITY ADVISOR VALUE STRATEGIES
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $14.76
Accumulation units outstanding
at the end of period...................................................      628
--------------------------------------------------------------------------------
FIDELITY ADVISOR DIVIDEND GROWTH
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $11.27
Accumulation units outstanding
at the end of period...................................................      ---
--------------------------------------------------------------------------------
FIDELITY ADVISOR MID CAP
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $13.79
Accumulation units outstanding
at the end of period...................................................       57
--------------------------------------------------------------------------------
FIDELITY ADVISOR INTERNATIONAL
CAPITAL APPRECIATION
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $13.22
Accumulation units outstanding
at the end of period...................................................      128
--------------------------------------------------------------------------------
INVESCO DYNAMICS
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $12.68
Accumulation units outstanding
at the end of period...................................................      ---
--------------------------------------------------------------------------------
INVESCO TECHNOLOGY
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $12.63
Accumulation units outstanding
at the end of period...................................................       32
--------------------------------------------------------------------------------
PIMCO HIGH YIELD
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $12.27
Accumulation units outstanding
at the end of period...................................................    1,063
--------------------------------------------------------------------------------
SECURITY DIVERSIFIED INCOME
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $ 9.99
Accumulation units outstanding
at the end of period...................................................    1,868
--------------------------------------------------------------------------------
SECURITY GLOBAL
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $13.10
Accumulation units outstanding
at the end of period...................................................      101
--------------------------------------------------------------------------------
SECURITY EQUITY
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $11.00
Accumulation units outstanding
at the end of period...................................................       76
--------------------------------------------------------------------------------
SECURITY LARGE CAP VALUE
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $11.82
Accumulation units outstanding
at the end of period...................................................      ---
--------------------------------------------------------------------------------
SECURITY LARGE CAP GROWTH
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $11.06
Accumulation units outstanding
at the end of period...................................................      ---
--------------------------------------------------------------------------------
SECURITY CAPITAL PRESERVATION
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $ 9.92
Accumulation units outstanding
at the end of period...................................................    3,252
--------------------------------------------------------------------------------
SECURITY MID CAP GROWTH
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $14.90
Accumulation units outstanding
at the end of period...................................................      145
--------------------------------------------------------------------------------
SECURITY MID CAP VALUE
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $15.11
Accumulation units outstanding
at the end of period...................................................      789
--------------------------------------------------------------------------------
SECURITY SMALL CAP GROWTH
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $14.55
Accumulation units outstanding
at the end of period...................................................      105
--------------------------------------------------------------------------------
SECURITY SOCIAL AWARENESS
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $10.97
Accumulation units outstanding
at the end of period...................................................      ---
--------------------------------------------------------------------------------
STRONG GROWTH AND INCOME
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $11.38
Accumulation units outstanding
at the end of period...................................................      ---
--------------------------------------------------------------------------------
STRONG GROWTH 20
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $11.06
Accumulation units outstanding
at the end of period...................................................      ---
--------------------------------------------------------------------------------
STRONG ADVISOR SMALL CAP VALUE
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $14.52
Accumulation units outstanding
at the end of period...................................................        6
--------------------------------------------------------------------------------
STRONG OPPORTUNITY
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $12.82
Accumulation units outstanding
at the end of period...................................................      ---
--------------------------------------------------------------------------------
VAN KAMPEN EQUITY AND INCOME
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $11.69
Accumulation units outstanding
at the end of period...................................................      548
--------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $12.63
Accumulation units outstanding
at the end of period...................................................        3
--------------------------------------------------------------------------------
VAN KAMPEN AGGRESSIVE GROWTH
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.................................................      ---
   End of period.......................................................   $12.38
Accumulation units outstanding
at the end of period...................................................      108
--------------------------------------------------------------------------------


INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY -- The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

   On July 31, 1998, Security Benefit converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.


   The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and all states except New York. As of the end of 2003, the Company had total assets of approximately $10.4 billion. Together with its subsidiaries, the Company has total funds under management of approximately $12.5 billion.

   The Principal Underwriter for the Contract is Security Distributors, Inc. ("SDI"), One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, an affiliate of the Company, is registered as a broker/dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company.


PUBLISHED RATINGS -- The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.


SEPARATE ACCOUNT -- The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that Contract Value may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.


   The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles.

   The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

UNDERLYING FUNDS -- Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Fund. Each Underlying Fund pursues different investment objectives and policies. Shares of each Underlying Fund are available to the general public. A summary of the investment objective of each of the Underlying Funds is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.


   PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE COMPANY.


   The Company has entered into agreements with the Underlying Funds and/or certain service providers to the Underlying Funds, such as an underwriter or investment adviser. Under these agreements, the Company or Security Distributors, Inc. ("SDI"), the underwriter for the Contract, is compensated for providing various services to Owners of the Contract and/or to the Underlying Funds. The compensation received by the Company or SDI may come from the Underlying Fund, including amounts paid under a Rule 12b-1 Plan adopted by the Underlying Fund, or from one of the Underlying Fund's service providers.

   The services provided by the Company and/or SDI include, but are not limited to, the following: (i) Administrative/Sub-Transfer Agency services, such as maintaining separate records of each Owner's investment in the Underlying Funds, disbursing or crediting to Owners the proceeds of redemptions of Underlying Funds and providing account statements to Owners showing their beneficial investment in the Underlying Funds; (ii) Shareholder Services, such as providing information regarding Underlying Funds to Owners, maintaining a call center to facilitate answering Owner questions regarding the Underlying Funds and effecting transactions in the shares of Underlying Funds on behalf of Owners and
(iii) Distribution Services, such as distributing prospectuses for the Underlying Funds to prospective Owners, training of sales personnel and such other distribution related services as an Underlying Fund may reasonably request. For providing Administrative/Sub-Transfer Agency services and/or Shareholder Services, the compensation which the Company receives varies based on the services being provided, but is generally between 0.15% to 0.40% of the average net assets of the Contract invested in the Underlying Fund. For providing Distribution Services, the compensation which SDI receives is generally not expected to exceed 0.25% of the average net assets of the Contract invested in the Underlying Fund.

THE CONTRACT

GENERAL -- The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated purchase payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.


   The Contract is available for purchase by an individual in connection with certain tax qualified retirement plans that meet the requirements of Section 403(b), 408 or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). If you are purchasing the Contract as an investment vehicle for a Section 403(b), 408 or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.


APPLICATION FOR A CONTRACT -- If you wish to purchase a Contract, you may submit an application and an initial purchase payment to the Company, as well as any other form or information that the Company may require. the Company reserves the right to reject an application or purchase payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

   The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Annuitants, the maximum issue age will be determined by reference to the older Annuitant.

PURCHASE PAYMENTS -- The minimum initial purchase payment for the purchase of a Contract is $1,000. Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $25. The minimum subsequent purchase payment if you elect an Automatic Investment Program is $25. The Company may reduce the minimum purchase payment requirement under certain circumstances. Purchase payments exceeding $1 million will not be accepted without prior approval of the Company.


   The Company will apply the initial purchase payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company; provided that the purchase payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such purchase payment. The application form will be provided by the Company. If the Company does not receive a complete application, the Company will hold your purchase payment in its general account and will notify you that it does not have the necessary information to issue a Contract and/or apply the purchase payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial purchase payment or if the Company determines it cannot otherwise issue the Contract and/or apply the purchase payment to your Contract, the Company will return the initial purchase payment to you unless you consent to the Company retaining the purchase payment until the application is made complete.

   The Company will credit subsequent purchase payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office. Purchase payments after the initial purchase payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent purchase payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent purchase payments may be paid under an Automatic Investment Program. The initial purchase payment required must be paid before the Company will accept the Automatic Investment Program.


ALLOCATION OF PURCHASE PAYMENTS -- In an application for a Contract, you select the Subaccounts or the Fixed Account to which purchase payments will be allocated. Purchase payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no purchase payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account.

   You may change the purchase payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your purchase payment allocation and changes to an existing Dollar Cost Averaging or Asset

Reallocation Option by telephone provided the Electronic Transfer Privilege section of the application or the proper form is properly completed, signed, and filed at the Company's Administrative Office. Changes in the allocation of future purchase payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

DOLLAR COST AVERAGING OPTION -- Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.


   An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.


   After The Company has received an Asset Reallocation/Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly or quarterly anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of an Asset Reallocation/Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

   You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Asset Reallocation/ Dollar Cost
Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.

   You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."

ASSET REALLOCATION OPTION -- Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

   To elect this option an Asset Reallocation/Dollar Cost Averaging request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

   Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer or, in the case of a new Contract, will allocate the initial purchase payment, among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation/Dollar Cost Averaging request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

   You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation/Dollar Cost Averaging form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.

   Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."


TRANSFERS OF CONTRACT VALUE -- You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office, both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been properly completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $25, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.


   The Company effects transfers between Subaccounts at their respective accumulation unit values as of the close of the Valuation Period during which the transfer request is received.

   You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account."


   The Company reserves the right to limit the number of transfers to 14 in a Contract Year. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may be disruptive to the Underlying Funds in which the Subaccounts invest. We reserve the right to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners (regardless of the number of previous transfers during the Contract Year). In making this determination, we will consider among other things, the following factors:

o  The total dollar amount being transferred;

o  The number of transfers you made within the previous three months;

o Whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o Whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

The Company reserves the right to limit the size and frequency of transfers and to discontinue telephone and other electronic transfers. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners, the Company may among other things, restrict the availability of telephone transfers or other electronic transfers and may require that you submit transfer requests in writing via regular U.S. mail. We may also refuse to act on transfer instructions of an agent who is acting on behalf of one or more Owners. Also, certain of the Underlying Funds have in place limits on the number of transfers permitted, which limits are more restrictive than 14 per Contract Year. If we choose to discontinue your right to use telephone and other electronic transfers or to otherwise restrict the size and/or frequency of your transfers, we will so notify you in writing.

   While the Company discourages market timing and excessive short-term trading, the Company cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.


CONTRACT VALUE -- The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

   On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value." No minimum amount of Contract Value is guaranteed. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE -- Your Contract Value will vary to a degree that depends upon several factors, including

o Investment performance of the Subaccounts to which you have allocated Contract Value,

o  Payment of purchase payments,

o  The amount of any outstanding Contract Debt,

o  Full and partial withdrawals, and

o Charges assessed in connection with the Contract, including charges for any optional Riders selected.

   The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

   Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner's interest in a Subaccount. When you allocate purchase payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the purchase payment is credited.

   In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

   The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

   The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.95%, and (5) the administration charge under the Contract of 0.15%.


   The minimum mortality and expense risk charge of 0.95% and the administration charge of 0.15% are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis. Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company does not assess a pro rata Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.


FULL AND PARTIAL WITHDRAWALS -- An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office. A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

   The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges, any pro rata account charge and any uncollected premium taxes. If an Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under "Extra Credit."

   The Company requires the signature of the Owner on any request for withdrawal, and a guarantee of such signature to effect the transfer or exchange of all or part of the Contract for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

   A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request provided there is sufficient Contract Value to meet the request. Any withdrawal charge will be deducted from remaining Contract Value, provided there is sufficient Contract Value available. Alternatively, you may request that any withdrawal charge be deducted from your payment. Upon payment, your Contract Value will be reduced by an amount equal to the payment, plus any applicable withdrawal charge, or if you requested that any withdrawal charge be deducted from your payment, your payment will be reduced by the amount of any such charge. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit." If a partial withdrawal is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal.

   The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner's instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

   A full or partial withdrawal, including a systematic withdrawal, may be subject to a withdrawal charge if a withdrawal is made from purchase payments that have been held in the Contract for less than seven years and may be subject to a premium tax charge to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge" and "Premium Tax Charge."

   A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) or 408 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

SYSTEMATIC WITHDRAWALS -- The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Request for Scheduled Systematic Payments form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

   Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit." Any systematic withdrawal that equals or exceeds the Withdrawal Value will be treated as a full withdrawal. In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal zero.

   The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

   The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Federal Tax Matters."


FREE-LOOK RIGHT -- You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you purchase payments allocated to the Fixed Account (not including any Credit Enhancements if an Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements.


   Some states' laws require us to refund your purchase payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund purchase payments allocated to the Subaccounts rather than Contract Value.

DEATH BENEFIT -- If the Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will pay the death benefit proceeds to the Designated Beneficiary upon receipt of due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary.

   If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of the Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

   The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1. The sum of all purchase payments (not including any Credit Enhancements if an Extra Credit Rider was in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2. The Contract Value on the date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner's death).

   If any Owner was age 81 or older on the Contract Date, or if due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.


   If you purchased one of the optional Riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the Rider. See the discussion of the Annual Stepped Up Death Benefit; Guaranteed Growth Death Benefit; Combined Annual Stepped Up and Guaranteed Growth Death Benefit; Enhanced Death Benefit; Combined Enhanced Death Benefit and Annual Stepped Up Death Benefit; Combined Enhanced Death Benefit and Guaranteed Growth Death Benefit; and Combined Enhanced Death Benefit, Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit. Your death benefit proceeds under the Rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account charge and any uncollected premium tax.

   The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.


DISTRIBUTION REQUIREMENTS -- For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT -- If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

CHARGES AND DEDUCTIONS

CONTINGENT DEFERRED SALES CHARGE -- The Company does not deduct sales charges from purchase payments before allocating them to Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a withdrawal charge) on a full or partial withdrawal, including systematic withdrawals, depending on how long your purchase payments have been held under the Contract.

   The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of purchase payments, excluding any Credit Enhancements, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first day of that Contract Year.

   The withdrawal charge applies to the portion of any withdrawal, consisting of purchase payments, that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from purchase payments in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce purchase payments for the purpose of determining future withdrawal charges.

   The amount of the charge will depend on how long your purchase payments have been held under the Contract. Each purchase payment you make is considered to have a certain "age," depending on the length of time since the purchase payment was effective. A purchase payment is "age one" in the year beginning on the date the purchase payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                     -------------------------------------
                     PURCHASE PAYMENT AGE       WITHDRAWAL
                          IN YEARS)              CHARGE
                     -------------------------------------
                                 1                  7%
                                 2                  7%
                                 3                  6%
                                 4                  5%
                                 5                  4%
                                 6                  3%
                                 7                  2%
                            8 and over              0%
                     -------------------------------------

   In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of purchase payments paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

   The Company pays sales commissions to broker-dealers and other expenses associated with the promotion and sales of the Contracts. The withdrawal charge is designed to reimburse the Company for these costs, although it is expected that actual expenses will be greater than the amount of the charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk. Broker-dealers may receive aggregate commissions of up to 6.5% of aggregate purchase payments. The Company also may pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements will vary. In addition, registered representatives may be eligible, under programs adopted by the Company to receive non-cash compensation such as expense-paid due diligence trips and educational seminars. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the NASD.

MORTALITY AND EXPENSE RISK CHARGE -- The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.95%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts it from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

                  --------------------------------------------
                                          ANNUAL MORTALITY AND
                  CONTRACT VALUE           EXPENSE RISK CHARGE
                  --------------------------------------------
                  Less than $25,000               1.10%
                  $25,000 or more                 0.95%
                  --------------------------------------------


During the Annuity Period, the mortality and expense risk charge is 1.25% under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.


   The expense risk is the risk that the Company's actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

   The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See "Determination of Contract Value" for more information about how the Company deducts the mortality and expense risk charge.

ADMINISTRATION CHARGE -- The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.

ACCOUNT ADMINISTRATION CHARGE -- The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

PREMIUM TAX CHARGE -- Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a purchase payment. The Company may deduct premium tax upon a full or partial withdrawal if a premium tax has been incurred and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

OTHER CHARGES -- The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

VARIATIONS IN CHARGES -- The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial purchase payment or projected purchase payments or the Contract is sold in connection with a group or sponsored arrangement.


GUARANTEE OF CERTAIN CHARGES -- The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 1.10% (1.25% during the Annuity Period) of each Subaccount's average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount's average daily net assets; and (3) the account administration charge will not exceed $30 per year.


UNDERLYING FUND EXPENSES -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract.

OPTIONAL RIDER CHARGES


In addition to the charges and deductions discussed above, you may purchase certain optional Riders under the Contract. The Company makes each Rider available only at issue. You may select only one Rider that provides a death benefit. You may not terminate a Rider after issue, unless otherwise stated.

   The Company deducts a monthly charge from Contract Value for any Riders elected by the Owner. The Company generally will deduct the monthly Rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly Rider charge for the life of the Contract if you elect
Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. Each Rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. You may not select Riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such Riders, 1.40%, would exceed the applicable maximum Rider charge of 1.00% for a Contract issued with a 0-Year Alternate Withdrawal Charge Rider.

GUARANTEED MINIMUM INCOME BENEFIT -- This Rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements, net of any premium tax, less an adjustment for Withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elect the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the %5 rate.)


     In crediting interest, the Company takes into account the timing of when each purchase payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

   You may apply the Minimum Income Benefit, less any applicable Premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under "Annuity Options." The Annuity rates for this Rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2%. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider varies based upon the interest rate selected as set forth below:

                         ------------------------------
                         INTEREST RATE     RIDER CHARGE
                         ------------------------------
                               3%             0.15%
                               5%             0.30%
                         ------------------------------

ANNUAL STEPPED UP DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3. The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

o The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81, plus

o Any purchase payments received by the Company since the applicable Contract Anniversary; less

o An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary. In the event of a withdrawal, the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

   If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

   This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.20%. See the discussion under "Death Benefit."

GUARANTEED GROWTH DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.  The Guaranteed Growth Death Benefit.


The Guaranteed Growth Death Benefit is an amount equal to purchase payments and any Credit Enhancements, net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7%, as elected in the application. (If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the rate you have selected.) In crediting interest, the Company takes into account the timing of when each purchase payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date;
(2) the Contract Anniversary following the oldest Owner's 80th birthday; (3) the date due proof of the Owner's death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner's date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.


   The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of purchase payments (not including any Credit Enhancements), net of premium tax and any withdrawals, including withdrawal charges.

   If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be Contract Value, as set forth in item 2 above.

   This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider varies based upon the interest rate selected as set forth below:

                        -------------------------------
                        INTEREST RATE      RIDER CHARGE
                        -------------------------------
                              3%              0.10%
                              5%              0.20%
                              6%              0.25%
                              7%              0.30%
                        -------------------------------

See the discussion under "Death Benefit."

COMBINED ANNUAL STEPPED UP AND GUARANTEED GROWTH DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.   The Annual Stepped Up Death Benefit (as described above); or

4.   The Guaranteed Growth Death Benefit at 5% (as described above).

If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.25%. See the discussion under "Death Benefit."


ENHANCED DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greater of:


1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges; or

2. The Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted purchase payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or
(2) 25% of adjusted purchase payments.

o "Contract gain" is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted purchase payments.

o "Adjusted purchase payments" are equal to all purchase payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, purchase payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

   If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company.

   This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.25%. See the discussion under "Death Benefit."

COMBINED ENHANCED AND ANNUAL STEPPED UP DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).

   If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company.

   This Rider is available only if the age of the Owner at the time the Rider is issued is age 79 or younger. The charge for this Rider is 0.35%. See the discussion under "Death Benefit."

COMBINED ENHANCED AND GUARANTEED GROWTH DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

   If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company.

   This Rider is available only if the age of the Owner at the time the Rider is issued is age 79 or younger. The charge for this Rider is 0.35%. See the discussion under "Death Benefit."

COMBINED ENHANCED, ANNUAL STEPPED UP, AND GUARANTEED GROWTH DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

   If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company.

   This Rider is available only if the age of the Owner at the time the Rider is issued is age 79 or younger. The charge for this Rider is 0.40%. See the discussion under "Death Benefit."

EXTRA CREDIT -- This Rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this Rider only at issue. A Credit Enhancement of 3%, 4% or 5% of purchase payments, as elected in the application, will be added to Contract Value for each purchase payment made in the first Contract Year. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your purchase payment. This Rider is available only if the age of the Owner on the Contract Date is age 80 or younger.

   In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the Rider's date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1.  The amount of the withdrawal, including any withdrawal charges, by

2.  Contract Value immediately prior to the withdrawal.

   The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of purchase payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first day of that Contract Year.

   The charge for this Rider will be deducted for a period of seven years from the Contract Date. This Rider is available only if the age of the Owner at the time the Contract is issued is age 80 or younger. The charge varies based upon the Credit Enhancement rate selected as set forth below:

                   ------------------------------------------
                   CREDIT ENHANCEMENT RATE       RIDER CHARGE
                   ------------------------------------------
                              3%                     0.40%
                              4%                     0.55%
                              5%                     0.70%
                   ------------------------------------------

You may not have more than one Extra Credit Rider in effect on your Contract. You may not select an Annuity Start Date that is prior to seven years from the effective date of the Rider.

   The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See "Free-Look Right." In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See "Waiver of Withdrawal Charge." Death benefit proceeds may exclude all or part of any Credit Enhancements. See "Death Benefit" and the discussions of the death benefit riders.

   The Company expects to make a profit from the charge for this Rider and funds payment of the Credit Enhancements through the Rider charge and the vesting schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make purchase payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned EACH year during the seven-year period beginning on Contract Date to break even on the Rider. The rate of return assumes that all purchase payments are made during the first Contract Year when the Credit Enhancement is applied to purchase payments. If purchase payments are made in subsequent Contract Years, the applicable Rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

   If your actual returns are greater than the amount set forth below and you make no purchase payments after the first Contract Year, you will profit from the purchase of the Rider. If your actual returns are less, for example, in a down market, you will be worse off than if you had not purchased the Rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the Rider.

                 ----------------------------------------------
                 CREDIT ENHANCEMENT RATE       RATE OF RETURN
                                              (NET OF EXPENSES)
                 ----------------------------------------------
                            3%                     -5.00%
                            4%                     -1.50%
                            5%                      0.80%
                 ----------------------------------------------

WAIVER OF WITHDRAWAL CHARGE -- This Rider makes available a waiver of withdrawal charge in the event of your confinement to a nursing home, terminal illness, or total and permanent disability prior to age 65.


   The Rider defines confinement to a hospital or nursing facility,  as follows:
(1) you have been confined to a "hospital" or "qualified skilled nursing facility" for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.


   The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a "terminal illness"; and (2) such illness was first diagnosed after the Contract was issued.

   The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

   Prior to making a withdrawal pursuant to this Rider, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

   The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver. The charge for this Rider is 0.05%.


   If you have also purchased an Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this Rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total purchase payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. This Rider is available only if the age of the Owner at the time the Contract is issued is age 65 or younger.


ALTERNATE WITHDRAWAL CHARGE -- This Rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the Rider, which is available only at issue.

           ----------------------------------------------------------
                  0-YEAR SCHEDULE              4-YEAR SCHEDULE
           ----------------------------------------------------------
              PURCHASE      WITHDRAWAL     PURCHASE     WITHDRAWAL
             PAYMENT AGE                  PAYMENT AGE
             (IN YEARS)       CHARGE      (IN YEARS)      CHARGE
           ----------------------------------------------------------
             0 and over         0%             1            7%
                                               2            7%
                                               3            6%
                                               4            5%
                                          5 and over        0%
           ----------------------------------------------------------

The charge for this Rider is 0.70% if you select the 0-year schedule and 0.55% if you select the 4-year schedule. If you purchase this Rider, the withdrawal charge selected under the Rider will apply in lieu of the 7-year withdrawal charge schedule described under "Contingent Deferred Sales Charge." If you have also purchased an Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Extra Credit."

WAIVER OF WITHDRAWAL CHARGE--15 YEARS OR DISABILITY -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o   The Contract h4as been in force for 15 or more Contract Years; or

o The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

   The Company defines "totally and permanently disabled" as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment must have been in existence for more than 180 days; and (3) the impairment must be expected to result in death or be long-standing and indefinite.

   Prior to making a withdrawal pursuant to this Rider on the basis of disability, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability, and as proof of age a certified birth certificate. The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

   If you have also purchased an Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this Rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total purchase payments made in the first Contract Year. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned.

   Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.05%.

WAIVER OF WITHDRAWAL CHARGE--10 YEARS OR DISABILITY -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o The Contract has been in force for 10 or more Contract Years and the Owner has made purchase payments on a quarterly (or more frequent) basis for at least 5 full Contract Years; or


o The Owner has become totally and permanently disabled after the Contract Date and prior to age 65. See the Company's definition of "totally and permanently disabled" as described above under "Waiver of Withdrawal Charge - 15 Years or Disability."


   Prior to making a withdrawal pursuant to this Rider on the basis of disability, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability, and as proof of age a certified birth certificate. The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

   If you have also purchased an Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this Rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total purchase payments made in the first Contract Year. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned.

   Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.10%.

WAIVER OF WITHDRAWAL CHARGE--HARDSHIP -- This Rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide proof of hardship, which is satisfactory to the Company.

   If you have also purchased an Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this Rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total purchase payments made in the first Contract Year. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned.

   Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.15%.

WAIVER OF WITHDRAWAL CHARGE--5 YEARS AND AGE 59 1/2 -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o  The Owner is age 59 1/2or older; anD

o The Owner has made purchase payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.

   If you have also purchased an Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this Rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total purchase payments made in the first Contract Year. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned.

   Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.20%.

ANNUITY PERIOD

GENERAL -- You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

   On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms--either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

   The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect your life expectancy based upon your age as of the Annuity Start Date and your gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

   Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.


   You  may  elect  to  receive  annuity  payments  on  a  monthly,   quarterly,
semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).


   You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.

   Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump-sum settlement in lieu thereof. Under Annuity Options 5 through 7, full or partial withdrawals may be made after the Annuity Start Date, subject to any applicable withdrawal charge. The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the FIRST annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

ANNUITY OPTIONS--

   OPTION 1 -- LIFE INCOME. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   OPTION 2 -- LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made.

   OPTION 3 -- LIFE WITH INSTALLMENT OR UNIT REFUND OPTION. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

   OPTION 4 -- JOINT AND LAST SURVIVOR. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   OPTION 5 -- PAYMENTS FOR SPECIFIED PERIOD. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

   OPTION 6 -- PAYMENTS OF A SPECIFIED AMOUNT. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.

   OPTION 7 -- PERIOD CERTAIN. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

     OPTION 8 -- JOINT AND CONTINGENT SURVIVOR OPTION. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTIONS 1 AND 4, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3 1/2%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

   The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

   The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

   On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount's Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner exchanges Annuity Units among Subaccounts or makes a withdrawal under Option 7.

   Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount. SELECTION OF AN OPTION -- You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant.

THE FIXED ACCOUNT

   You may allocate all or a portion of your purchase payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

   Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account.

INTEREST -- Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least an annual effective rate of 3% which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time.

   Contract Value allocated or transferred to the Fixed Account will earn interest at the Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account. The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.

   Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

   For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."

DEATH BENEFIT -- The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."

CONTRACT CHARGES -- Premium taxes and the account administration, optional Rider and withdrawal charges will be the same for Owners who allocate purchase payments or transfer Contract Value to the Fixed Account as for those who allocate purchase payments or transfer Contract Value to the Subaccounts.
Optional Rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that The Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

TRANSFERS AND WITHDRAWALS FROM THE FIXED ACCOUNT -- You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.


   The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $25 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See "Transfers of Contract Value."


   If purchase payments are allocated (except purchase payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such purchase payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

   You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans."

PAYMENTS FROM THE FIXED ACCOUNT -- Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a written request in proper form is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

MORE ABOUT THE CONTRACT

OWNERSHIP -- The Owner is the person named as such in the application or in any later change shown in the Company's records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as "Non-natural Persons." See "Federal Tax Matters."


DESIGNATION AND CHANGE OF BENEFICIARY -- The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner: the Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of the Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of the Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.


   Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

DIVIDENDS -- The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT -- The Company will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will effect a transfer between Subaccounts or from a Subaccount to the Fixed Account on the Valuation Date a proper request is received at the Company's Administrative Office. However, the Company can postpone the calculation or payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

o During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

o During which trading on the New York Stock Exchange is restricted as determined by the SEC,

o During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

o For such other periods as the SEC may by order permit for the protection of investors.

PROOF OF AGE AND SURVIVAL -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS -- If you misstate the age or sex of an Annuitant or age of the Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

LOANS -- If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or
(2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA)). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value. Two new loans are permitted each Contract Year but only one loan can be outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.

   When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account," which is an account within the Fixed Account. Amounts allocated to the Loan Account earn 3%, the minimum rate of interest guaranteed under the Fixed Account.

   Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company. Because the Contract Value maintained in the Loan Account (which will earn 3%) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less 3%.

   Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. All loan payments must be repaid through automatic bank draft. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to purchase payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

   If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default. The total outstanding loan balance, which includes accrued interest, will be reported to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59 1/2. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.

   While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Code.

   In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

   You should consult with your tax adviser on the effect of a loan.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS -- Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

   Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59 1/2, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, or paying amounts needed to avoid eviction or foreclosure that may ONLY be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

   If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

   The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters."

FEDERAL TAX MATTERS

INTRODUCTION -- The Contract described in this Prospectus is designed for use by individuals in retirement plans which are Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT--

   GENERAL.  The Company  intends to be taxed as a life insurance  company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

   CHARGE FOR THE COMPANY'S TAXES. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

   Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

QUALIFIED PLANS -- The Contract may be used with Qualified Plans that meet the requirements of Section 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

   The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner's Beneficiary designation or elected payment option may not be enforceable.

   The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

   The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

   SECTION 403(B). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity program.

   Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee's interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

   If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

   If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

   A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

   Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee.

   A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

   Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."

   SECTION 408 AND 408A. INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as a traditional IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from "Roth IRAs," which are described below.

   IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

                        --------------------------------
                             TAX YEAR             AMOUNT
                        --------------------------------
                               2004               $3,000
                             2005-2007            $4,000
                        2008 and thereafter       $5,000
                        --------------------------------

Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $500 during the tax years of 2004 and 2005, or $1,000 for the 2006 tax year or any tax year thereafter. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($65,000 for a married couple filing a joint return and $45,000 for a single taxpayer in 2004). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $150,000 and $160,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.


   Sale of the Contract for use with traditional IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

   In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 70 1/2--the contract owner's retirement date, if any, will not affect his or her required beginning date. See "Section 403(b)." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution that bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

   Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to an eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."

   ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $95,000 to $110,000 in adjusted gross income ($150,000 to $160,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000.

   Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from a traditional IRA are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner's death must begin to be distributed by the end of the first calendar year after death, and made over a beneficiary's life expectancy. If there is no beneficiary, or if the beneficiary elects to delay distributions, the account must be distributed by the end of the fifth full calendar year after death of the Contractowner.

   ROLLOVERS. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the employee's gross income until some future time.

   If any portion of the balance to the credit of an employee in a Section 403(b) plan is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an eligible retirement plan, then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

   An "eligible retirement plan" will be another Section 403(b) plan, or a traditional individual retirement account or annuity described in Code Section 408.

   A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

   TAX PENALTIES. PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; or (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

   The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

   MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

   WITHHOLDING. Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

   Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

   The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION


VOTING OF UNDERLYING FUND SHARES -- The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.


   The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

   Voting rights attributable to your Contract Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS -- The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

   In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

   The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

   Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of any Subaccount to another separate account or Subaccount.

   In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS -- The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

REPORTS TO OWNERS -- The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon purchase payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

   You will also receive annual and semiannual reports containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

ELECTRONIC TRANSFER PRIVILEGES -- You may request a transfer of Contract Value and may make changes to an existing Dollar Cost Averaging or Asset Reallocation option by telephone if the Electronic Transfer Privilege section of the application or the proper form has been properly completed, signed, and filed at the Company's Administrative Office. The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you may not be able to request transfers by telephone and would have to submit written requests.

   By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

LEGAL PROCEEDINGS -- There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS -- Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

PERFORMANCE INFORMATION

   Performance information for the Subaccounts, including the yield and effective yield of the Dreyfus General Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

   Current yield for the Dreyfus General Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings.

   For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge and contingent deferred sales charge and may simultaneously be shown for other periods.

   Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

   Although the Contract was not available for purchase until December 2002, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contracts that incorporate the performance of the Underlying Funds.




   Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.




ADDITIONAL INFORMATION

REGISTRATION STATEMENT -- A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).


FINANCIAL STATEMENTS -- The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of Variable Annuity Account XIV - Valuebuilder Variable Annuity at December 31, 2003, and for each of the specified periods ended December 31, 2003, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

   The Statement of Additional Information contains more specific information and financial statements relating to the Company and Subsidiaries. The table of contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY
   Safekeeping of Assets

DISTRIBUTION OF THE CONTRACT

METHOD OF DEDUCTING THE EXCESS CHARGE

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS
   Section 403(b)
   Sections 408 and 408A

PERFORMANCE INFORMATION

EXPERTS

FINANCIAL STATEMENTS

OBJECTIVES AND STRATEGIES FOR UNDERLYING FUNDS

--------------------------------------------------------------------------------
There is no guarantee that the investment objectives and strategies of any Underlying Fund will be met.
--------------------------------------------------------------------------------

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION MAY BE FOUND IN THE RESPECTIVE PROSPECTUSES. PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. A PROSPECTUS MAY BE OBTAINED BY CALLING 1-800-888-2461.

AIM GROWTH SERIES -- AIM Growth Series is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end series management investment company consisting of four separate series.

   AIM BASIC VALUE FUND (CLASS A). AIM Basic Value Fund (the "Fund") is a separate series of the AIM Growth Series. A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the portfolio managers believe to be undervalued in relation to long-term earning power or other factors. The Fund may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments, all of which are issued by U.S. issuers. The Fund may also invest up to 25% of its total assets in foreign securities.

   AIM MID CAP CORE EQUITY FUND (CLASS A). AIM Mid Cap Core Equity Fund (formerly AIM Mid Cap Equity Fund) (the "Fund") is a separate series of AIM Growth Series. A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of mid-cap companies. In complying with the 80% investment requirement, the Fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of market capitalizations of companies, included in the Russell Midcap(TM) Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000(R) Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The Fund may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges or in investment-grade debt securities.

   AIM SMALL CAP GROWTH FUND (CLASS A). AIM Small Cap Growth Fund (the "Fund") is a separate series of AIM Growth Series. A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small-cap companies. In complying with the 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, within the range of market capitalizations of companies, included in the Russell 2000(R) Index. The Russell 2000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Fund may also invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments.

   In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital.

AIM EQUITY FUNDS -- AIM Equity Funds is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end series management investment company consisting of thirteen separate series.

   AIM BLUE CHIP FUND (CLASS A). AIM Blue Chip Fund (the "Fund") is a separate series of AIM Equity Funds. A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVES AND STRATEGIES: To seek long-term growth of capital with a secondary objective of current income. The Fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in blue chip companies. In complying with the 80% investment requirement, the Fund may invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, which may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a blue chip company to be large and medium sized companies (i.e., companies which fall in the largest 85% of market capitalization of publicly traded companies listed in the United States) with leading market positions and which possess the following characteristics:

o Market Characteristics - Companies that occupy (or in AIM's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Strong market positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for strong unit sales. These factors can, in turn, lead to higher earnings growth and greater share price appreciation. Market leaders can be identified within an industry as those companies that have (i) superior growth prospects compared with other companies in the same industry; (ii) possession of proprietary technology with the potential to bring about major changes within an industry; and/or (iii) leading sales within an industry, or the potential to become a market leader.

o Financial Characteristics - Companies that possess at least one of the following attributes: (i) faster earnings growth than its competitors and the market in general; (ii) higher profit margins relative to its competitors;
   (iii) strong cash flow relative to its competitors; and/or (iv) a balance sheet with relatively low debt and a high return on equity relative to its competitors.

The portfolio managers consider whether to sell a particular security when they believe the issuer of the security no longer is a market leader, and/or it no longer has the characteristics described above. When the portfolio managers believe securities other than marketable equity securities offer the opportunity for long-term growth of capital and current income, the Fund may invest in United States governmental securities and high-quality debt securities. The Fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

AMERICAN CENTURY(R) INVESTMENTS, INC.-- American Century Investments, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   AMERICAN CENTURY HERITAGE FUND (ADVISOR CLASS). American Century Heritage Fund (the "Fund") is a separate Fund of American Century Investments, Inc. American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term capital growth. The Fund generally invests in common stocks of companies that are medium-sized and smaller at the time of purchase, although it may purchase companies of any size. The Fund managers look for stocks of companies they believe will increase in value over time, using a growth investment strategy developed by American Century Investment Management, Inc. This strategy looks for companies with earnings and revenues that are growing at a successively faster or accelerating pace. The Fund will usually purchase common stocks, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, non-leveraged stock index futures contracts and options, notes, bonds and other debt securities. The Fund generally limits its purchase of debt securities to investment-grade obligations, except for convertible debt securities, which may be rated below investment grade.

   Although most of the Fund's assets will be invested in U.S. companies, there is no limit on the amount of assets the Fund can invest in foreign companies. Foreign investing involves special risks such as political instability and currency fluctuation.

   AMERICAN CENTURY SELECT FUND (ADVISOR CLASS). American Century Select Fund (the "Fund") is a separate Fund of American Century Investments, Inc. American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term capital growth. The Fund generally invests in common stocks of larger companies, although it may purchase companies of any size. The Fund managers look for stocks of companies they believe will increase in value over time, using a growth investment strategy developed by American Century Investment Management, Inc. This strategy looks for companies with earnings and revenues that are growing at a successively faster or accelerating pace. The Fund will usually purchase common stocks, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, non-leveraged stock index futures contracts and options, notes, bonds and other debt securities. The Fund generally limits its purchase of debt securities to investment-grade obligations, except for convertible debt securities, which may be rated below investment grade.

   Although most of the Fund's assets will be invested in U.S. companies, there is no limit on the amount of assets the Fund can invest in foreign companies. Foreign investing involves special risks such as political instability and currency fluctuation.

   AMERICAN CENTURY EQUITY INCOME FUND (ADVISOR CLASS). American Century Equity Income Fund (the "Fund") is a separate Fund of American Century Investments, Inc. American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek to provide current income. Capital appreciation is a secondary objective. The Fund managers look for stocks with favorable dividend-paying history that have prospects for dividend payments to continue or increase. The Fund, under normal market circumstances, intends to keep at least 85% of its assets invested in income-paying securities and at least 65% of its assets in U.S. equity securities. The Fund may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, debt securities of companies, debt obligations of governments and their agencies, non-leveraged stock index futures contracts and other similar securities.

   AMERICAN CENTURY INTERNATIONAL GROWTH FUND (ADVISOR CLASS). American Century International Growth Fund (the "Fund") is a separate Fund of American Century Investments, Inc. American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the Fund.

   INVESTMENT  OBJECTIVE  AND  STRATEGIES:  To seek  capital  growth.  The  Fund managers use a growth investment strategy developed by American Century Investment Management, Inc. to invest in stocks of foreign companies that they believe will increase in value over time. This strategy looks for foreign companies with earnings and revenue growth. The Fund's assets will be invested primarily in equity securities of companies located in at least three developed countries (excluding the United States). The Fund may also purchase domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, forward currency exchange contracts, non-leveraged futures and options, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies. Foreign investing involves special risks such as political instability and currency fluctuations.

ARIEL MUTUAL FUNDS -- Ariel Mutual Funds are series of Ariel Investment Trust which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   ARIEL FUND. Ariel Fund (the "Fund") is a separate Fund of Ariel Mutual Funds. Ariel Capital Management, Inc., located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois, 60601, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of small companies with a market capitalization under $2 billion at the time of investment. The Fund seeks to invest in sound companies that many other institutional investors have misunderstood or ignored. These companies share three attributes that the Fund's adviser believes should result in capital appreciation over time: (1) a product or service whose strong brand franchise and loyal customer base pose formidable barriers to potential competition; (2) capable, dedicated management;
(3) a solid balance sheet with high levels of cash flow and a low burden of debt. The Fund's adviser holds investments for a relatively long period of time--typically three to five years.

   ARIEL PREMIER BOND FUND (INVESTOR CLASS). Ariel Premier Bond Fund ("the Fund") is a separate Fund of Ariel Mutual Funds. Ariel Capital Management, Inc., located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois, 60601, serves as investment adviser of the Fund and Lincoln Capital Fixed Income Management Company, LLC located at 200 South Wacker Drive, Suite 2100, Chicago, Illinois, 60606 serves as investment sub-adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To maximize total return through a combination of income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (calculated at the time of investment) in high quality fixed-income securities for which a ready market exists. If the securities are private sector issues--corporate bonds, commercial paper or bonds secured by assets such as home mortgages--generally they must have earned an "A" rating or better from a nationally recognized statistical rating organization, such as Moody's Investors Service, Standard & Poor's or Fitch IBCA Duff & Phelps. The Fund's adviser also considers all bonds issued by the U.S. government and its agencies to be high quality.

CALAMOS INVESTMENT TRUST -- Calamos Investment Trust is registered under the Investment Company Act of 1940, as amended, as a series management investment company.

   CALAMOS GROWTH FUND (CLASS A). Calamos Growth Fund (the "Fund") is a separate series of Calamos Investment Trust. Calamos(R) Asset Management, Inc., located at 1111 E. Warrenville Road, Naperville, Illinois, 60563-1463, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term capital growth. In pursuing the objective of the Fund, Calamos Asset Management, Inc. seeks securities that, in its opinion, are undervalued and offer above-average potential for earnings growth coupled with financial strength and stability. The Fund's portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. Although it is anticipated that the Fund will invest primarily in equity securities, the Fund may invest in convertible securities, preferred stocks and obligations such as bonds, debentures and notes that, in the opinion of Calamos Asset Management, Inc., present opportunities for capital appreciation. The Fund may engage in active and frequent trading of portfolio securities.

   CALAMOS GROWTH AND INCOME FUND (CLASS A). Calamos Growth and Income Fund (the "Fund") is a separate series of Calamos Investment Trust. Calamos(R) Asset Management, Inc., located at 1111 E. Warrenville Road, Naperville, Illinois, 60563-1463, serves as the Fund's investment adviser.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek high long-term total return through growth and current income. The Fund invests primarily in a diversified portfolio of convertible, equity and fixed-income securities, with equal emphasis on capital appreciation and current income. The convertible securities may be either debt securities or preferred stocks that can be exchanged for common stock. The average term to maturity of the convertible securities purchased by the Fund will typically range from five to ten years. In addition, a significant portion of the Fund's convertible securities investments are comprised of securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers (Rule 144A securities).

   The Fund's assets not invested in convertible securities are invested in common stocks that, in its opinion, provide opportunities for long-term capital appreciation, or in other securities as described in the Fund's prospectus. The Fund generally invests in smaller and medium-sized companies, the securities of which tend to be more volatile and less liquid than the securities of larger companies. In addition, the Fund may invest without limit in high yield fixed-income securities (often referred to as "junk bonds").

DREYFUS APPRECIATION FUND, INC.-- Dreyfus Appreciation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as the Fund's investment adviser.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the Fund generally invests at least 80% of its net assets in the common stock of U.S. and foreign companies. The Fund focuses on "blue-chip" companies with total market values of more than $5 billion. These established companies have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

   In choosing stocks, the Fund looks for growth companies. The Fund is also alert to companies which it considers undervalued in terms of earnings, assets or growth prospects. The Fund generally maintains relatively large positions in the securities it purchases.

   The Fund employs a "buy-and-hold" investment strategy, and seeks to keep annual portfolio turnover below 15%. As a result, the Fund invests for long-term growth rather than short-term profits.

   DREYFUS GROWTH AND VALUE FUNDS, INC.-- Dreyfus Growth and Value Funds, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of nine series.

   DREYFUS PREMIER STRATEGIC VALUE FUND (CLASS A). Dreyfus Premier Strategic Value Fund (the "Fund") is a separate series of Dreyfus Growth and Value Funds, Inc. The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as the Fund's investment adviser.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital appreciation. To pursue this goal, the Fund invests at least 80% of its assets in stocks. The Fund's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings. The Fund's portfolio manager identifies potential investments through extensive quantitative and fundamental research. The Fund will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

o value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

o business health, or overall efficiency and profitability as measured by return on assets and return on equity

o business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm

   The Fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the manager's expectations.

   At  times,  the  Fund  may  engage  in  short-selling,   hedging  techniques,
overweighting industry and security positions, and investing in small companies, high-yield debt securities and private placements.

   DREYFUS MIDCAP VALUE FUND. Dreyfus Midcap Value Fund (the "Fund") is a separate series of Dreyfus Growth and Value Funds, Inc. The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as the Fund's investment adviser.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek to surpass the performance of the Russell Midcap Value Index. To pursue this goal, the Fund invests at least 80% of its assets in midcap stocks with market capitalizations between $1 billion and $25 billion at the time of purchase. Because the Fund may continue to hold a security whose market capitalization grows, a substantial portion of the Fund's holdings can have market capitalizations in excess of $25 billion at any given time. The Fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings.

   The Fund's portfolio manager identifies potential investments through extensive quantitative and fundamental research. The Fund will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

o value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

o business health, or overall efficiency and profitability as measured by return on assets and return on equity

o business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm

   The Fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the portfolio manager's expectations.

   GENERAL MONEY MARKET FUND (CLASS B). General Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as the Fund's investment adviser.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the Fund invests in a diversified portfolio of high quality, short-term debt securities, including the following:

o securities issued or guaranteed by the U.S. government or its agencies or instrumentalities

o  certificates  of  deposit,  time  deposits,  bankers'  acceptances  and other
   short-term   securities   issued  by  domestic  or  foreign  banks  or  their
   subsidiaries or branches

o  repurchase agreements

o  asset-backed securities

o  domestic  and   dollar-denominated   foreign   commercial  paper,  and  other
   short-term corporate obligations, including those with floating or variable rates of interest

o dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies.

   Normally, the Fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

FIDELITY ADVISOR SERIES -- Fidelity Advisor Series is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust.

   FIDELITY(R) ADVISOR VALUE STRATEGIES FUND (CLASS T). The Fidelity Advisor Value Strategies Fund (the "Fund') is a separate series of Fidelity Advisor Series. Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as the Fund's investment adviser.

   INVESTMENT OBJECTIVE: To seek capital appreciation.

   INVESTMENT STRATEGIES: The Fund normally invests its assets primarily in common stocks. The Fund invests in securities of companies that Fidelity Management & Research Company believes are undervalued in the marketplace in relation to factors such as the assets, earnings, or growth potential. (The stocks of these companies are often called "value" stocks.) The Fund focuses on investments in securities issued by medium-sized companies, but may also make substantial investments in securities issued by larger or smaller companies. The Fund may invest in domestic and foreign issuers. In buying and selling securities for the Fund, Fidelity Management & Research Company relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

   FIDELITY(R) ADVISOR DIVIDEND GROWTH FUND (CLASS T). Fidelity Advisor Dividend Growth Fund (the "Fund") is a separate series of Fidelity Advisor Series. Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as the Fund's investment adviser.

   INVESTMENT OBJECTIVE: To seek capital appreciation.

   INVESTMENT STRATEGIES: The Fund normally invests primarily in common stocks. The Fund normally invests at least 80% of its total assets in companies that Fidelity Management & Research Company believes have the potential for dividend growth by either increasing their dividends or commencing dividends, if none are currently paid. The Fund may invest in domestic and foreign issuers. Fidelity Management & Research Company uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments for the Fund.

   FIDELITY(R) ADVISOR MID CAP FUND (CLASS T). Fidelity Advisor Mid Cap Fund (the "Fund") is a separate series of Fidelity Advisor Series. Fidelity
Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE: To seek long-term growth of capital.

   INVESTMENT STRATEGIES: The Investment Manager, Fidelity Management & Research Company, normally invests at least 80% of the Fund's total assets in securities of companies with medium market capitalization. The Investment Manager may also invest the Fund's assets in companies with smaller or larger market capitalizations.

   The Investment Manager may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

   The Investment Manager is not constrained by any particular investment style. At any given time, the Investment Manager may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, the Investment Manager relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

   The Investment Manager may also lend the Fund's securities to broker-dealers or other institutions to earn income for the Fund.

   The Investment Manager may use various techniques, such as buying and selling futures contracts, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the Investment Manager's strategies do not work as intended, the Fund may not achieve its objective.

   FIDELITY(R) ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND (CLASS T). Fidelity Advisor International Capital Appreciation Fund (the "Fund") is a fund of Fidelity Advisor Series. Fidelity Advisor Series is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE: To seek long-term growth of capital.

   INVESTMENT STRATEGIES: The Investment Manager, Fidelity Management & Research Company, normally invests primarily in non-U.S. securities, including securities of issuers located in emerging markets. The Investment Manager normally invests the fund's assets primarily in common stocks.

   The Investment Manager may also lend the Fund's securities to broker-dealers or other institutions to earn income for the Fund.

   The Investment Manager may use various techniques, such as buying and selling futures contracts, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the Investment Manager's strategies do not work as intended, the Fund may not achieve its objective.

INVESCO STOCK FUNDS, INC.-- INVESCO Stock Funds, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of seven series, one of which is represented herein.

   INVESCO DYNAMICS FUND (CLASS K). INVESCO Dynamics Fund (the "Fund") is a separate series of INVESCO Stock Funds, Inc. INVESCO Funds Group, Inc., located at 7800 East Union Avenue, Denver, Colorado, serves as the investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek growth of capital. The Fund pursues its objective by investing primarily in common stocks of mid-sized companies--those with market capitalizations between $2 billion and $15 billion at the time of purchase--but also has the flexibility to invest in other types of securities including preferred stocks, convertible securities, and bonds.

   The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors that INVESCO believes will lead to rapid sales or earnings growth.

   The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the Fund's investments are usually bought and sold relatively frequently.

   While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

INVESCO SECTOR FUNDS, INC.-- INVESCO Sector Funds, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of nine series, one of which is represented herein.

   INVESCO TECHNOLOGY FUND (CLASS K). INVESCO Technology Fund (the "Fund") is a separate series of INVESCO Sector Funds, Inc. INVESCO Funds Group, Inc., located at 7800 East Union Avenue, Denver, Colorado, serves as the Fund's investment adviser.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek growth of capital. The Fund invests primarily in the equity securities of companies engaged in technology-related industries. These include, but are not limited to, applied technology, bio-technology, communications, computers, electronics, Internet, IT services and consulting, software, telecommunications equipment and services, office and factory automation, networking, robotics and video. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.

   A core portion of the Fund's portfolio is invested in market-leading technology companies that INVESCO, the Fund's adviser, believes will maintain or improve their market share regardless of overall economic conditions. These companies are usually large, established firms that are leaders in their field and have a strategic advantage over many of their competitors. The remainder of the Fund's portfolio consists of faster-growing, more volatile technology companies that INVESCO believes to be emerging leaders in their fields. The market prices of these companies tend to rise and fall more rapidly than those of larger, more established companies.

PIMCO FUNDS -- PIMCO Funds is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   PIMCO HIGH YIELD FUND (CLASS A). PIMCO High Yield Fund (the "Fund") is a separate series of the PIMCO Funds: Pacific Investment Management Series. Pacific Investment Management Company LLC, located at 840 Newport Center Drive, Suite 300, Newport Beach, California, 92660, serves as the Fund's investment adviser.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek maximum total return, consistent with preservation of capital and prudent investment management. To pursue this goal, the Fund invests under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or Standard & Poor's, or, if unrated, determined by the Fund's adviser to be of comparable quality. The remainder of the Fund's assets may be invested in investment grade fixed income instruments. The average portfolio duration of this Fund normally varies within a two- to six-year timeframe based on PIMCO's forecast for interest rates. The Fund may invest up to 15% of its assets in euro-denominated securities and may invest without limit in U.S. dollar-denominated securities. The Fund will normally hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund may invest up to 25% of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may invest all of its assets in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to earn income and may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

SECURITY INCOME FUND -- Security Income Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of three series, two of which are represented herein.

   SECURITY CAPITAL PRESERVATION FUND (CLASS A). Security Capital Preservation Fund (the "Fund") is a separate series of Security Income Fund. The Fund invests all of its assets in a master portfolio (the "Portfolio"). Deutsche Asset Management, Inc., 280 Park Avenue, New York, New York 10017 serves as investment adviser of the Portfolio.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek a high level of current income while seeking to maintain a stable value per share. The Fund, through the Portfolio, seeks to achieve its goal by investing in fixed income securities of varying maturities, money market instruments and futures and options (including futures and options traded on foreign exchanges, such as bonds and equity indices of foreign countries). The Fund attempts to maintain a stable share value by entering into contracts, called Wrapper Agreements, with financial institutions, such as insurance companies or banks.

   SECURITY DIVERSIFIED INCOME FUND (CLASS A). Security Diversified Income Fund (the "Fund") is a separate series of Security Income Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas, serves as the Fund's investment adviser.

   Investment Objective and Strategies: To seek a high level of interest income with security of principal. The Fund pursues its objective, under normal market conditions, by investing primarily in a diversified portfolio of investment grade debt securities. The Fund expects to maintain a weighted average duration of three to ten years. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar denominated foreign securities. Some of the asset classes in which the Fund invests may include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment grade mortgage-backed securities, investment grade asset-backed securities, and U.S. Government securities. The Fund may also invest a portion of its assets in options and futures contracts.


   SECURITY INCOME OPPORTUNITY FUND (CLASS A). Security Income Opportunity Fund (the "Fund") is a separate series of Security Income Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the investment adviser of the Fund. Security Management Company has engaged Four Corners Capital Management, LLC ("Four Corners"), 515 S. Flower Street, Suite 4310, Los Angeles, California 90071, to provide investment advisory services to the Fund.

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek a high level of current income. The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in senior secured floating rate corporate loans ("Senior Loans") and corporate debt securities. The Senior Loans and corporate debt securities in which the Fund invests generally are rated in medium or lower rating categories, or determined by Four Corners to be of comparable quality. Such securities are commonly referred to as "high yield" or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The Fund may invest up to 10% of its net assets in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. The Fund may also invest a portion of its assets in other types of securities or instruments.


SECURITY EQUITY FUND -- Security Equity Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of nine series, six of which are represented herein.

   SECURITY GLOBAL SERIES (CLASS A). Security Global Series (the "Fund") is a separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the Fund's investment Adviser. Security Management Company has engaged OppenheimerFunds, Inc., 498 Seventh Avenue, New York, New York 10018, to provide investment advisory services to the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States. The Fund pursues its objective by investing, under normal market conditions, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States. The Fund primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. While the Fund may invest in the United States, there is no limit on its foreign investments. The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund. Investments in debt securities may be made when market conditions are uncertain. The Fund also may invest a portion of its assets in options, futures contracts and foreign currencies, which may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. The Fund may also invest in emerging market countries.

   SECURITY EQUITY SERIES (CLASS A). Security Equity Series (the "Fund") is a separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include American Depositary Receipts ("ADRs") and convertible securities. The Fund typically invests in the equity securities of companies whose total market value is $5 billion or greater at the time of purchase.

   The Fund also may invest a portion of its assets in options and futures contracts. The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

   SECURITY LARGE CAP GROWTH SERIES (CLASS A). Security Large Cap Growth Series (the "Fund") is separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in common stock and other equity securities of large capitalization companies that, in the opinion of Security Management Company, have long-term capital growth potential. The Fund defines large capitalization companies as those whose total market value is at least $5 billion at the time of purchase. The Fund invests primarily in a portfolio of common stocks, which may include ADRs and other securities with common stock characteristics, such as securities convertible into common stocks. The Fund is non-diversified as defined in the Investment Company Act of 1940, which means that it may hold a larger position in a smaller number of securities than a diversified fund. The Fund may also concentrate its investments in a particular industry that represents 20% or more of its benchmark index, the Russell 1000 Growth Index.

   The Fund also may invest a portion of its assets in options and futures contracts.

   The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

   SECURITY MID CAP VALUE SERIES (CLASS A). Security Mid Cap Value Series (the "Fund") is separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser of the Fund.


   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the S&P Mid Cap 400 Index. The index currently consists of securities of companies with capitalizations that range from $336 million to $11.8 billion. The Fund may also invest in ADRs. The Fund typically invests in equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows. Due to the nature of the value companies, the securities included in the Fund's portfolio typically consist of small- to medium-sized companies. The Fund is subject to the risks associated with investing in small capitalization companies.


   The Fund also may invest a portion of its assets in options and futures contracts.

   The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

   SECURITY SMALL CAP GROWTH SERIES (CLASS A). Security Small Cap Growth Series (the "Fund") is a separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the Fund's investment adviser. Security Management Company has engaged RS Investment Management, L.P. ("RS Investment"), 388 Market Street, San Francisco, California 94111, to provide investment advisory services to the Fund.


   INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies with market capitalizations of $1.5 billion or less at the time of investment that, in the opinion of RS Investment, have the potential for long-term capital growth. The Fund may invest the remainder of its assets in securities of companies of any size. The Fund may also engage in short sales of securities it expects to decline in price. The
Fund will likely invest a portion of its assets in technology and Internet-related companies.


   In selecting investments for the Fund, RS Investment looks for companies with sustainable revenue and earnings growth, companies that have a sustainable competitive advantage, superior financial characteristics, and strong management; and companies that are under-followed by Wall Street analysts. The Fund may sell a stock when RS Investment believes that a company no longer provides these advantages or that the stock's price fully reflects what RS Investment believes to be the company's value.

   SECURITY SOCIAL AWARENESS SERIES (CLASS A). Social Awareness Series (the "Fund") is a separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the Fund's investment Adviser.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital appreciation. The Fund pursues its objective by investing, under normal market conditions, in a well-diversified portfolio of equity securities that Security Management Company, LLC believes have above-average earnings potential and which meet certain established social criteria. The Fund also may invest in companies that are included in the Domini 400 Social Index(SM), which companies will be deemed to comply with the Fund's social criteria. The Fund typically invests in the common stock of companies whose total market value is $5 billion or greater at the time of purchase.


SECURITY  LARGE CAP VALUE FUND (CLASS A) -- Security Large Cap Value Fund (Class
A) (formerly Security Growth and Income Fund) (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the Fund's investment adviser. Security Management Company has engaged The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, to provide investment advisory services to the Fund.


   INVESTMENT OBJECTIVES AND STRATEGIES: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in large-capitalization value companies (those whose total market value is $5 billion or greater at the time of purchase). The Fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers. The Fund may invest a portion of its assets in options and futures contracts.


SECURITY MID CAP GROWTH FUND (CLASS A) -- Security Mid Cap Growth Fund (Class A) (formerly Security Ultra Fund) (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the Fund's investment adviser.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital appreciation. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the S&P Mid Cap 400 Index. The index currently consists of securities of companies with capitalizations that range from $336 million to $11.8 billion.


   The Fund also may invest a portion of its assets in options and futures contracts.

   The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

STRONG CONSERVATIVE EQUITY FUNDS, INC.-- Strong Conservative Equity Funds, Inc. is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

   STRONG GROWTH AND INCOME FUND (ADVISOR CLASS). The Strong Growth and Income Fund (the "Fund") is a separate series of Strong Conservative Equity Funds, Inc. Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek high total return by investing for capital growth and income. The Fund, under normal conditions, focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth. To a limited extent, the Fund may also invest in foreign-based companies, primarily through American Depositary Receipts (ADRs). The manager's investment philosophy is that the stocks of companies with strong relative earnings growth will perform well over time. To choose investments, the manager focuses on those companies that are improving their returns on invested capital. The manager utilizes fundamental analysis such as management interviews and financial statement analysis. In addition, quantitative analysis is utilized to screen undervalued securities, improving returns and earnings growth.

STRONG EQUITY FUNDS, INC.-- Strong Equity Funds, Inc. is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

   STRONG GROWTH 20 FUND (ADVISOR CLASS). The Strong Growth 20 Fund (the "Fund") is a separate series of Strong Equity Funds, Inc. Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital growth. The Fund focuses, under normal conditions, on stocks of 20 to 30 companies that its manager believes have favorable prospects for accelerating growth of earnings, but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. In addition, the Fund may utilize an active trading approach and may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return. To a limited extent, the Fund may also invest in foreign securities.

   STRONG ADVISOR SMALL CAP VALUE FUND (CLASS A). Strong Advisor Small Cap Value Fund (the "Fund") is a separate series of Strong Equity Funds, Inc. Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital growth. The Fund invests, under normal conditions, at least 65% of its assets in stocks of small-capitalization companies that its manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines "small-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell 2500 Index at the time of investment. The manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic, or social environment.

   The Fund writes put and call options. To a limited extent, the Fund may also invest in foreign securities.

   STRONG OPPORTUNITY FUND (ADVISOR CLASS). Strong Opportunity Fund (the "Fund") is a separate series of Strong Equity Funds, Inc. Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital growth. The Fund invests, under normal conditions, primarily in stocks of medium-capitalization companies that Strong Capital Management believes are underpriced, yet have attractive growth prospects. Strong bases its analysis on a company's "private market value"--the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. To a limited extent, the Fund may also invest in foreign securities.

VAN KAMPEN EQUITY AND INCOME FUND (CLASS A) -- Van Kampen Equity and Income Fund (the "Fund") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Van Kampen Asset Management Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary objective. The Fund seeks to achieve its investment objectives by investing primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies that Van Kampen Asset Management, Inc. believes offer the potential for income with safety of principal and long-term growth of capital. The Fund may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.

VAN KAMPEN COMSTOCK FUND (CLASS A) -- Van Kampen Comstock Fund (the "Fund") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Van Kampen Asset Management Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Fund seeks to achieve its investment objective under normal market conditions by investing in a portfolio of equity securities, consisting principally of common stocks. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies believed by Van Kampen Asset Management to possess the potential for capital growth and income. The Fund may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.

VAN KAMPEN AGGRESSIVE GROWTH FUND (CLASS A) -- Van Kampen Aggressive Growth Fund (the "Fund") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Van Kampen Investment Advisory Corp., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, serves as investment adviser of the Fund.

   INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital growth. The Fund seeks to achieve its investment objective under normal conditions by investing at least 65% of the Fund's total assets in common stocks or other equity securities of companies that Van Kampen Investment Advisory Corp. believes have an above-average potential for capital growth. The Fund focuses primarily on equity securities of small- and medium-sized companies, although the Fund may invest in larger-sized companies that Van Kampen Investment Advisory Corp. believes have an above-average potential for capital growth. The Fund may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.

PROSPECTUS                                                     May 1, 2004




--------------------------------------------------------------------------------
SECURITY BENEFIT ADVISOR VARIABLE ANNUITY
--------------------------------------------------------------------------------










                                               ---------------------------------
                                                       Important Privacy
                                                        Notice Included

                                                        See Back Cover
                                               ---------------------------------




                                     [SBI LOGO] SECURITY DISTRIBUTORS, INC.
                                                A Member of The Security Benefit
                                                Group of Companies

                    SECURITY BENEFIT ADVISOR VARIABLE ANNUITY

                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT


         ISSUED BY:                                 MAILING ADDRESS:
   SECURITY BENEFIT LIFE                          SECURITY BENEFIT LIFE
      INSURANCE COMPANY                           INSURANCE COMPANY
   ONE SECURITY BENEFIT PLACE                     P.O. BOX 750497
   TOPEKA, KANSAS 66636-0001                      TOPEKA, KANSAS 66675-0497
   1-800-888-2461
--------------------------------------------------------------------------------

   This Prospectus describes the Security Benefit Advisor Variable Annuity--a flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals in connection with a retirement plan qualified under Section 403(b), 408 or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

   You may allocate your purchase payments to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:

             o  AIM Basic Value
             o  AIM Mid Cap Core Equity
             o  AIM Small Cap Growth
             o  AIM Blue Chip
             o  American Century(R) Heritage
             o  American Century(R) Select
             o  American Century(R) Equity Income
             o  American Century(R) International Growth
             o  American Century Ultra(R)
             o  Dreyfus Appreciation
             o  Dreyfus Premier Strategic Value
             o  Dreyfus Midcap Value
             o  Dreyfus General Money Market
             o  Fidelity Advisor Value Strategies
             o  Fidelity Advisor Dividend Growth
             o  Fidelity Advisor Mid Cap
             o  Fidelity Advisor International Capital Appreciation*
             o  Fidelity Advisor Real Estate*
             o  INVESCO Dynamics
             o  INVESCO Technology
             o  Northern Institutional Balanced
             o  Northern Large Cap Value
             o  Northern Select Equity
             o  PIMCO Real Return
             o  PIMCO Total Return
             o  RS Partners*
             o  Rydex Sector Rotation*
             o  Security Capital Preservation
             o  Security Diversified Income
             o  Security Income Opportunity
             o  Security High Yield*
             o  Security Alpha Opportunity*
             o  Security Global*
             o  Security Equity
             o  Security Large Cap Growth*
             o  Security Mid Cap Value
             o  Security Small Cap Growth*
             o  Security Social Awareness
             o  Security Large Cap Value
             o  Security Mid Cap Growth
             o  Strong Growth and Income
             o  Strong Growth 20*
             o  Strong Advisor Small Cap Value*
             o  Strong Opportunity*
             o  Van Kampen Equity and Income
             o  Van Kampen Comstock
             o  Van Kampen Aggressive Growth


*These Subaccounts are not available to members of the Teacher Retirement System of Texas who are employees of school districts or open-enrollment charter schools purchasing a tax-sheltered annuity through a salary reduction arrangement.

   Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. No minimum amount of Contract Value is guaranteed.


   Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value in the Fixed Account is guaranteed by the Company.


   When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."


   This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2004, which has been filed with the Securities and Exchange Commission ("SEC"), contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Underlying Funds by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 45 of this Prospectus.


   The SEC maintains a web site (http://www.sec.gov) that contains the Statement
of  Additional  Information,   material  incorporated  by  reference  and  other
information regarding companies that file electronically with the SEC.

--------------------------------------------------------------------------------

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

   EXPENSES FOR THIS CONTRACT, IF PURCHASED WITH AN EXTRA CREDIT RIDER, MAY BE HIGHER THAN EXPENSES FOR A CONTRACT WITHOUT AN EXTRA CREDIT RIDER. THE AMOUNT OF CREDIT ENHANCEMENT MAY BE MORE THAN OFFSET BY ANY ADDITIONAL FEES AND CHARGES.

   THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE VALUE OF YOUR CONTRACT CAN GO UP AND DOWN AND YOU COULD LOSE MONEY.


DATE:  MAY 1, 2004

--------------------------------------------------------------------------------
         The variable annuity covered by this Prospectus is the subject of a pending patent application in the United States Patent and Trademark Office.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                            Page

DEFINITIONS................................................................    4
SUMMARY....................................................................    5

   Purpose of the Contract.................................................    5
   The Separate Account and the Funds......................................    5
   Fixed Account...........................................................    5
   Purchase Payments.......................................................    5
   Contract Benefits.......................................................    5
   Free-Look Right.........................................................    5
   Charges and Deductions..................................................    5
   Contacting the Company..................................................   10

EXPENSE TABLE..............................................................   10
   Contract Owner Transaction Expenses.....................................   10
   Periodic Expenses.......................................................   10
   Optional Rider Expenses.................................................   10
   Example.................................................................   10
CONDENSED FINANCIAL INFORMATION............................................   12
INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS.........   15
   Security Benefit Life Insurance Company.................................   15
   Published Ratings.......................................................   15
   Separate Account........................................................   15
   Underlying Funds........................................................   15
THE CONTRACT...............................................................   16
   General.................................................................   16
   Application for a Contract..............................................   16
   Purchase Payments.......................................................   16
   Allocation of Purchase Payments.........................................   17
   Dollar Cost Averaging Option............................................   17
   Asset Reallocation Option...............................................   18
   Transfers of Contract Value.............................................   18
   Contract Value..........................................................   19
   Determination of Contract Value.........................................   19
   Full and Partial Withdrawals............................................   20
   Systematic Withdrawals..................................................   21
   Free-Look Right.........................................................   21
   Death Benefit...........................................................   21
   Distribution Requirements...............................................   22
   Death of the Annuitant..................................................   22
CHARGES AND DEDUCTIONS.....................................................   22
   Contingent Deferred Sales Charge........................................   22
   Mortality and Expense Risk Charge.......................................   23
   Administration Charge...................................................   23
   Account Administration Charge...........................................   23
   Premium Tax Charge......................................................   23
   Other Charges...........................................................   24
   Variations in Charges...................................................   24
   Guarantee of Certain Charges............................................   24
   Underlying Fund Expenses................................................   24
OPTIONAL RIDER CHARGES.....................................................   24
   Teacher Retirement System of Texas -
     Limits on Optional Riders.............................................   24
   Guaranteed Minimum Income Benefit.......................................   24
   Annual Stepped Up Death Benefit.........................................   25
   Guaranteed Growth Death Benefit.........................................   25
   Combined Annual Stepped Up and Guaranteed Growth Death Benefit..........   26
   Enhanced Death Benefit..................................................   26
   Combined Enhanced and Annual Stepped Up Death Benefit...................   27
   Combined Enhanced and Guaranteed Growth Death Benefit...................   27
   Combined Enhanced, Annual Stepped Up,
     and Guaranteed Growth Death Benefit...................................   27
   Guaranteed Minimum Withdrawal Benefit...................................   28
   Total Protection........................................................   29
   Extra Credit............................................................   30
   Waiver of Withdrawal Charge.............................................   31
   Alternate Withdrawal Charge.............................................   31
   Waiver of Withdrawal Charge--15 Years or Disability.....................   31
   Waiver of Withdrawal Charge--10 Years or Disability.....................   32
   Waiver of Withdrawal Charge--Hardship...................................   32
   Waiver of Withdrawal Charge--5 Years and Age 59 1/2.....................   32
ANNUITY PERIOD.............................................................   33
   General.................................................................   33
   Annuity Options.........................................................   33
   Selection of an Option..................................................   35
THE FIXED ACCOUNT..........................................................   35
   Interest................................................................   35
   Death Benefit...........................................................   36
   Contract Charges........................................................   36
   Transfers and Withdrawals from the Fixed Account........................   36
   Payments from the Fixed Account.........................................   37
MORE ABOUT THE CONTRACT....................................................   37
   Ownership...............................................................   37
   Designation and Change of Beneficiary...................................   37
   Dividends...............................................................   37
   Payments from the Separate Account......................................   37
   Proof of Age and Survival...............................................   37
   Misstatements...........................................................   37
   Loans...................................................................   37
   Restrictions on Withdrawals from Qualified Plans........................   38
FEDERAL TAX MATTERS........................................................   39
   Introduction............................................................   39
   Tax Status of the Company and the Separate Account......................   39
   Qualified Plans.........................................................   40
OTHER INFORMATION..........................................................   43
   Voting of Underlying Fund Shares........................................   43
   Substitution of Investments.............................................   43
   Changes to Comply with Law and Amendments...............................   43
   Reports to Owners.......................................................   44
   Electronic Transfer Privileges..........................................   44
   Legal Proceedings.......................................................   44
   Legal Matters...........................................................   44
PERFORMANCE INFORMATION....................................................   44
ADDITIONAL INFORMATION.....................................................   45
   Registration Statement..................................................   45
   Financial Statements....................................................   45


TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION..................   45
OBJECTIVES AND MAIN INVESTMENTS FOR UNDERLYING FUNDS.......................   46
APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement


--------------------------------------------------------------------------------
YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.
--------------------------------------------------------------------------------

DEFINITIONS

   Various terms commonly used in this Prospectus are defined as follows:

   ACCUMULATION UNIT -- A unit of measure used to calculate Contract Value.


   ADMINISTRATIVE OFFICE -- The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.


   ANNUITANT -- The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

   ANNUITY -- A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

   ANNUITY OPTIONS -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

   ANNUITY PERIOD -- The period beginning on the Annuity Start Date during which annuity payments are made.

   ANNUITY UNIT -- A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

   ANNUITY START DATE -- The date when annuity payments begin as elected by the Owner.

   AUTOMATIC INVESTMENT PROGRAM -- A program pursuant to which purchase payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

   CONTRACT DATE -- The date the Contract begins as shown in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial purchase payment is credited to the Contract.

   CONTRACT DEBT -- The unpaid loan balance including loan interest.

   CONTRACT VALUE -- The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

   CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

   CREDIT ENHANCEMENT -- An amount added to Contract Value under the Extra Credit Rider.

   DESIGNATED BENEFICIARY -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.

   FIXED ACCOUNT -- An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. See "The Fixed Account."

   GENERAL ACCOUNT -- All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

   GUARANTEED RATE -- The minimum interest rate earned on the Fixed Account, which ranges from 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

   OWNER -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

   PARTICIPANT -- A Participant under a Qualified Plan.

   PURCHASE PAYMENT -- An amount paid to the Company as consideration for the Contract.

   SEPARATE ACCOUNT -- The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

   SUBACCOUNT -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

   UNDERLYING FUND -- A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

   VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   VALUATION PERIOD -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

   WITHDRAWAL VALUE -- The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If an Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested.

SUMMARY

   This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of
Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and in the Contract.

PURPOSE OF THE CONTRACT -- The flexible purchase payment deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.


   You may purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). Please see the discussion under "The Contract" for more detailed information.


THE SEPARATE ACCOUNT AND THE FUNDS -- The Separate Account is divided into accounts referred to as Subaccounts. See "Separate Account."


   You may allocate all or part of your purchase payments to the Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund, each of which has a different investment objective and policies. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.


FIXED ACCOUNT -- You may allocate all or part of your purchase payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. See "The Fixed Account."

PURCHASE PAYMENTS -- Your initial purchase payment must be at least $1,000. Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $25. See "Purchase Payments."

CONTRACT BENEFITS -- You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, if it is available under your Contract, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

   At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

   The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."

FREE-LOOK RIGHT -- You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you purchase payments allocated to the Fixed Account (not including any Credit Enhancements if an Extra Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements.

   Some states' laws require us to refund your purchase payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund purchase payments allocated to the Subaccounts rather than Contract Value.

CHARGES AND DEDUCTIONS -- The Company does not deduct sales load from purchase payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.


   CONTINGENT DEFERRED SALES CHARGE. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a "withdrawal charge"). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.


   The Free Withdrawal amount is equal in the first Contract Year, to 10% of purchase payments, excluding any Credit Enhancements, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first day of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of purchase payments that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings.

   The amount of the charge will depend on how long your purchase payments have been held under the Contract. Each purchase payment you make is considered to have a certain "age," depending on the length of time since the purchase payment was effective. A purchase payment is "age one" in the year beginning on the date the purchase payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                     -------------------------------------
                     PURCHASE PAYMENT AGE       WITHDRAWAL
                          (IN YEARS)              CHARGE
                     -------------------------------------
                               1                    7%
                               2                    7%
                               3                    6%
                               4                    5%
                               5                    4%
                               6                    3%
                               7                    2%
                          8 and over                0%
                     -------------------------------------

   The amount of the withdrawal charge assessed against your Contract will never exceed 7% of purchase payments paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See "Contingent Deferred Sales Charge."

   MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts it from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

                  -------------------------------------------
                  CONTRACT VALUE         ANNUAL MORTALITY AND
                                          EXPENSE RISK CHARGE
                  -------------------------------------------
                  Less than $25,000              0.90%
                  $25,000 or more                0.75%
                  -------------------------------------------

During the Annuity Period, the mortality and expense risk charge is 1.25% under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above. See "Mortality and Expense Risk Charge."


   OPTIONAL RIDER CHARGES. The Company deducts a monthly charge from Contract Value for certain Riders that may be elected by the Owner. The Company generally will deduct the monthly Rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly Rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.

   The Company makes each Rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, which are also available for purchase on a Contract Anniversary. You may not terminate a Rider after issue unless otherwise stated. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. Each Rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. You may not select Riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such Riders, 1.40%, would exceed the applicable maximum Rider charge of 1.00% for a Contract issued with a 0-Year Alternate Withdrawal Charge Rider. See "Optional Rider Charges."


   TEACHER  RETIREMENT  SYSTEM OF TEXAS - LIMITS ON OPTIONAL RIDERS. If you are:
(1)  purchasing  the  Contract  as a  tax-sheltered  annuity  through  a  salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, you may not select Riders with a total charge that exceeds 0.25% of Contract Value and only the following Riders are available for purchase:


o  Annual Stepped Up Death Benefit
o  Enhanced Death Benefit
o  Guaranteed Growth Death Benefit at 3%
o  Guaranteed Growth Death Benefit at 5%
o  Combined Annual Stepped Up and Guaranteed Growth Death Benefit
o  Guaranteed Minimum Income Benefit at 3%
o  Waiver of Withdrawal Charge
o  Waiver of Withdrawal Charge - Hardship
o  Waiver of Withdrawal Charge - 5 Years and Age 59 1/2.


   GUARANTEED MINIMUM INCOME BENEFIT. This Rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The
Minimum Income Benefit is equal to Purchase Payments, net of any Premium tax, less an adjustment for Withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. The Minimum Income Benefit may be applied to purchase a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4, joint and last survivor with a 10-year period certain, within 30 days of any Contract Anniversary following the 10th Contract Anniversary. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is as follows:

                          -----------------------------
                          INTEREST RATE    RIDER CHARGE
                          -----------------------------
                                3%            0.15%
                                5%            0.30%
                          -----------------------------

See "Guaranteed Minimum Income Benefit."

   ANNUAL STEPPED UP DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company; or (3) the Stepped Up Death Benefit. The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:


o The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus


o Any purchase payments received by the Company since the applicable Contract Anniversary; less

o An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary.

This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.20%. See "Annual Stepped Up Death Benefit."

   GUARANTEED GROWTH DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company; or (3) the Guaranteed Growth Death Benefit. The Guaranteed Growth Death Benefit is an amount equal to purchase payments, net of any premium tax, less an adjustment for any withdrawals, increased at an annual effective rate of 3%, 5%, 6% or 7% (6% and 7% not available to Texas residents), as elected in the application. The charge for this Rider is as follows:

                       ----------------------------------
                        INTEREST RATE       RIDER CHARGE
                       ----------------------------------
                              3%                0.10%
                              5%                0.20%
                              6%*               0.25%
                              7%*               0.30%
                       ----------------------------------
                       *Not available to Texas residents.
                       ----------------------------------

See "Guaranteed Growth Death Benefit."

   COMBINED ANNUAL STEPPED UP AND GUARANTEED GROWTH DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company; (3) the Annual Stepped Up Death Benefit (as described above); or (4) the Guaranteed Growth Death Benefit at 5% (as described above). This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.25%. See "Combined Annual Stepped Up and Guaranteed Growth Death Benefit."

   ENHANCED DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greater of: (1) purchase payments, less any withdrawals and withdrawal charges; or (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit. The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted purchase payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or (2) 25% of adjusted purchase payments. Contract gain is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted purchase payments. Adjusted purchase payments are equal to all purchase payments made to the Contract adjusted for withdrawals and any applicable premium tax. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.25%. See "Enhanced Death Benefit."

   COMBINED ENHANCED AND ANNUAL STEPPED UP DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of:
(1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or (3) the Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.35%. See "Combined Enhanced and Annual Stepped Up Death Benefit."

   COMBINED ENHANCED AND GUARANTEED GROWTH DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of:
(1) purchase payments, less any withdrawals and withdrawal charges; (2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or (3) the Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.35%. See "Combined Enhanced and Guaranteed Growth Death Benefit."

   COMBINED ENHANCED, ANNUAL STEPPED UP, AND GUARANTEED GROWTH DEATH BENEFIT. This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit under this Rider will be the greatest of: (1) purchase payments, less any withdrawals and withdrawal charges;
(2) Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); (3) the Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit; or (4) the Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.40%. See "Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit."

   GUARANTEED MINIMUM WITHDRAWAL BENEFIT. You may purchase this Rider when you purchase the Contract or on any Contract Anniversary. If you elect this Rider when you purchase the Contract, your "Benefit Amount" is equal to a percentage of the initial purchase payment including any Credit Enhancement. If you purchase the Rider on a Contract Anniversary, your Benefit Amount is equal to a percentage of your Contract Value on the date we add this Rider to your Contract. The Benefit Amount is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount."

   You may withdraw up to a specified amount each Contract Year (the "Annual Withdrawal Amount"), regardless of market performance, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial purchase payment including any Credit Enhancement (or Contract Value on the purchase date of the Rider if the Rider is purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

                    ----------------------------------------
                          ANNUAL            BENEFIT AMOUNT*
                    WITHDRAWAL AMOUNT*
                    ----------------------------------------
                           5%                    130%
                           6%                    110%
                           7%                    100%
                    ----------------------------------------
                    *A  percentage  of the initial  purchase
                    payment including any Credit Enhancement
                    (or Contract  Value on the purchase date
                    of the Rider if the  Rider is  purchased
                    on a Contract Anniversary).
                    ----------------------------------------


The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of withdrawals in a Contract Year that exceed the Annual Withdrawal Amount. This Rider is available only if the age of each Owner and Annuitant at the time the Rider is purchased is age 85 or younger. The charge for this Rider is 0.45%. The Company may increase the charge for this Rider if you elect a reset as discussed under "Guaranteed Minimum Withdrawal Benefit." The Company reserves the right to increase the Rider charge at the time of any such reset; however, the Company guarantees the Rider charge upon reset will not exceed 1.10% on an annual basis. See "Guaranteed Minimum Withdrawal Benefit."

   TOTAL PROTECTION. You may purchase this Rider when you purchase the Contract or on any Contract Anniversary. This Rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit. The Guaranteed Minimum Accumulation Benefit provides that on the tenth anniversary of your purchase of the Rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. This Rider is available only if the age of each Owner and Annuitant at the time the Rider is purchased is age 79 or younger. The charge for this Rider is 0.85%. The Company may increase the charge for this Rider if you elect a reset as discussed under "Total Protection." The Company reserves the right to increase the Rider charge at the time of any such reset; however, the Company guarantees the Rider charge upon reset will not exceed 1.45% on an annual basis. See "Total Protection."


   EXTRA CREDIT. This Rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this Rider only at issue. The Company will add a Credit Enhancement equal to 3%, 4% or 5% of purchase payments, as elected in the application, for each purchase payment made in the first Contract Year.

   In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of purchase payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first day of that Contract Year.

   The Company will deduct the charge for this Rider during the seven-year period beginning on the Contract Date, and you may not terminate this Rider during that period. This Rider is available only if the age of the Owner at the time the Contract is issued is age 80 or younger. The charge for this Rider varies based upon the Credit Enhancement rate selected as set forth below:

                   ------------------------------------------
                   CREDIT ENHANCEMENT RATE       RIDER CHARGE
                   ------------------------------------------
                              3%                    0.40%
                              4%                    0.55%
                              5%                    0.70%
                   ------------------------------------------

See "Extra Credit."

   WAIVER OF WITHDRAWAL CHARGE. This Rider makes available a waiver of withdrawal charge in the event of your confinement to a nursing home, terminal illness, or total and permanent disability prior to age 65. If you have also purchased an Extra Credit Rider you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this Rider. This Rider is available only if the age of the Owner at the time the Contract is issued is age 65 or younger. The charge for this Rider is 0.05%. See "Waiver of Withdrawal Charge."


   ALTERNATE WITHDRAWAL CHARGE. This Rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules.

             ------------------------------------------------------
                  0-YEAR SCHEDULE              4-YEAR SCHEDULE
             ------------------------------------------------------
              PURCHASE                     PURCHASE
             PAYMENT AGE    WITHDRAWAL    PAYMENT AGE    WITHDRAWAL
             (IN YEARS)       CHARGE      (IN YEARS)       CHARGE
             ------------------------------------------------------
             0 and over         0%             1             7%
                                               2             7%
                                               3             6%
                                               4             5%
                                          5 and over         0%
             ------------------------------------------------------

The charge for this Rider is 0.70% if you select the 0-year schedule and 0.55% if you select the 4-year schedule. If the 4-Year Alternate Withdrawal Charge
Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon purchase payment age (in years) of 1, 2, 3 and 4 and over. The charge for the 3-year schedule is 0.40%. If you have also purchased an Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Alternate Withdrawal Charge."

   WAIVER OF WITHDRAWAL CHARGE--15 YEARS OR DISABILITY. This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o  The Contract has been in force for 15 or more Contract Years; or

o The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.05%. See "Waiver of Withdrawal Charge Rider--15 Years or Disability."

   WAIVER OF WITHDRAWAL CHARGE--10 YEARS OR DISABILITY. This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o The Contract has been in force for 10 or more Contract Years and the Owner has made purchase payments on a quarterly (or more frequent) basis for at least five full Contract Years; or

o The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.10%. See "Waiver of Withdrawal Charge Rider--10 Years or Disability."

   WAIVER OF WITHDRAWAL CHARGE--HARDSHIP. This Rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide satisfactory proof of hardship. Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.15%. See "Waiver of Withdrawal Charge--Hardship."

   WAIVER OF WITHDRAWAL CHARGE -- 5 YEARS AND AGE 59 1/2. This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o  The Owner is age 59 1/2or older; and

o The Owner has made purchase payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.20%. See "Waiver of Withdrawal Charge--5 Years and Age 59 1/2."

   ADMINISTRATION CHARGE. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. See "Administration Charge."

   ACCOUNT ADMINISTRATION CHARGE. The Company deducts an account charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See "Account Administration Charge."

   PREMIUM TAX CHARGE. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."


   OTHER EXPENSES. The Company pays the operating expenses of the Separate Account. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

CONTACTING THE COMPANY -- You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 438-3000 or 1-800-888-2461.


EXPENSE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.


--------------------------------------------------------------------------------
CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes, which may be applicable to your Contract.
--------------------------------------------------------------------------------
   Sales Load on Purchase Payments                                      None
--------------------------------------------------------------------------------
   Deferred Sales Charge (as a percentage of amount withdrawn
   attributable to Purchase Payments)                                   7%(1)
--------------------------------------------------------------------------------
   Transfer Fee (per transfer)                                          None
--------------------------------------------------------------------------------
PERIODIC EXPENSES are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
--------------------------------------------------------------------------------
   Annual Contract Fee                                                  $30(2)
--------------------------------------------------------------------------------
   Separate Account Annual Expenses (as a percentage of average Contract Value)
--------------------------------------------------------------------------------
      Annual Mortality and Expense Risk Charge                          0.90%(3)
--------------------------------------------------------------------------------
      Annual Administration Charge                                      0.15%
--------------------------------------------------------------------------------
      Maximum Annual Charge for Optional Riders                         1.55%(4)
--------------------------------------------------------------------------------
      Total Separate Account Annual Expenses                            2.60%
--------------------------------------------------------------------------------

1 The amount of the contingent deferred sales charge is determined by reference to how long your purchase payments have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of purchase payments, excluding any Credit Enhancements, in the first Contract Year, and
   (2) 10% of Contract Value as of the beginning of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals" and "Contingent Deferred Sales Charge" for more information.

2 A pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.


3 The mortality and expense risk charge is reduced for larger Contracts as follows: Less than $25,000 - 0.90%; $25,000 or more - 0.75%. During the Annuity Period, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above. See the discussion under "Mortality and Expense Risk Charge."

4 You may select optional Riders. If you select one or more of such Riders, the charge will be deducted from your Contract Value. (See the applicable Rider charges in the table below.) You may not select Riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)
--------------------------------------------------------------------------------
                                                        INTEREST       ANNUAL
                                                         RATE(1)    RIDER CHARGE
--------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Rider                    3%          0.15%
                                                           5%          0.30%
--------------------------------------------------------------------------------
Annual Stepped Up Death Benefit Rider                      ---         0.20%
--------------------------------------------------------------------------------
Guaranteed Growth Death Benefit Rider                      3%          0.10%
                                                           5%          0.20%
                                                           6%          0.25%
                                                           7%          0.30%
--------------------------------------------------------------------------------
Combined Annual Stepped Up Death Benefit Rider
and Guaranteed Growth Death Benefit Rider                  5%          0.25%
--------------------------------------------------------------------------------
Enhanced Death Benefit Rider                               ---         0.25%
--------------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider and Annual
Stepped Up Death Benefit Rider                             ---         0.35%
--------------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider and Guaranteed
Growth Death Benefit Rider                                 5%          0.35%
--------------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider, Annual
Stepped Up Death Benefit Rider, and Guaranteed             5%          0.40%
Growth Death Benefit Rider
--------------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit Rider                ---         0.45%(2)
--------------------------------------------------------------------------------
Total Protection Rider                                     ---         0.85%(2)
--------------------------------------------------------------------------------
                                                           3%          0.40%
Extra Credit Rider                                         4%          0.55%
                                                           5%          0.70%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider                          ---         0.05%
--------------------------------------------------------------------------------
Alternate Withdrawal Charge Rider(3)                     0-Year        0.70%
                                                         4-Year        0.55%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--15 Years
or Disability                                              ---         0.05%
-------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--10 Years or Disability  ---         0.10%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--Hardship                ---         0.15%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--5 Years and Age 59 1/2  ---         0.20%
--------------------------------------------------------------------------------

1 Interest rate, or for the Alternate Withdrawal Charge Rider, the withdrawal charge schedule.

2 The Company may increase the Rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the Rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit" and "Total Protection." The current charge for each such Rider is used in calculating the maximum Rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).

3  If the 4-Year  Alternate  Withdrawal  Charge Rider has not been approved in a
   state,  a  3-Year  Alternate  Withdrawal  Charge  Rider  is  available.   See
   "Alternate Withdrawal Charge."

--------------------------------------------------------------------------------

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.


          ----------------------------------------------------------
                                               MINIMUM       MAXIMUM
          ----------------------------------------------------------
          Total Annual Underlying Fund
          Operating Expenses(1)                 0.82%         3.32%
          ----------------------------------------------------------
          (1) Expenses deducted from Underlying Fund assets include management fees, distribution fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses.
          ----------------------------------------------------------


EXAMPLE -- This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

   The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


         ------------------------------------------------------------------
                                           1         3        5        10
                                         YEAR     YEARS     YEARS     YEARS
         ------------------------------------------------------------------
         If you surrender your          $1,216   $2,279    $3,238    $5,655
         Contract at the end of
         the applicable time period
         ------------------------------------------------------------------
         RIf you do not surrender
         or you annuitize your Contract    589    1,752     2,893     5,655
         ------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION

   The following condensed financial information presents accumulation unit values for each of the years in the period ending December 31, 2003, as well as ending accumulation units outstanding under each Subaccount.

             ------------------------------------------------------
                                                   2003     2002(a)
             ------------------------------------------------------
             AIM BASIC VALUE
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............  $6.87      $7.08
                End of period...................  $8.83      $6.87
             Accumulation units outstanding
             at the end of period...............  7,340        711
             ------------------------------------------------------
             AIM MID CAP CORE EQUITY
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---        ---
                End of period...................  $9.87        ---
             Accumulation units outstanding
             at the end of period............... 59,018        ---
             ------------------------------------------------------
             AIM SMALL CAP GROWTH
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---        ---
                End of period...................  $8.55        ---
             Accumulation units outstanding
             at the end of period...............  7,945        ---
             ------------------------------------------------------
             AIM BLUE CHIP
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............  $5.94      $6.08
                End of period...................  $7.16      $5.94
             Accumulation units outstanding
             at the end of period............... 11,028        247
             ------------------------------------------------------
             AMERICAN CENTURY HERITAGE
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---        ---
                End of period...................  $7.90        ---
             Accumulation units outstanding
             at the end of period...............  2,900        ---
             ------------------------------------------------------
             AMERICAN CENTURY SELECT
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............  $6.37      $6.42
                End of period...................  $7.62      $6.37
             Accumulation units outstanding
             at the end of period............... 73,396        209
             ------------------------------------------------------
             AMERICAN CENTURY EQUITY INCOME
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............  $9.49      $9.28
                End of period................... $11.31      $9.49
             Accumulation units outstanding
             at the end of period............... 13,942      1,063
             ------------------------------------------------------
             AMERICAN CENTURY
             INTERNATIONAL GROWTH
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---        ---
                End of period...................  $7.57        ---
             Accumulation units outstanding
             at the end of period............... 10,435        ---
             ------------------------------------------------------
             AMERICAN CENTURY ULTRA
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---        ---
                End of period................... $11.01        ---
             Accumulation units outstanding
             at the end of period...............    283        ---
             ------------------------------------------------------
             DREYFUS APPRECIATION
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............  $7.20      $7.38
                End of period...................  $8.34      $7.20
             Accumulation units outstanding
             at the end of period............... 84,198        185
             ------------------------------------------------------
             DREYFUS PREMIER STRATEGIC VALUE
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---        ---
                End of period...................  $9.52        ---
             Accumulation units outstanding
             at the end of period...............  3,656        ---
             ------------------------------------------------------
             DREYFUS MIDCAP VALUE
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............  $6.05      $5.92
                End of period...................  $9.17      $6.05
             Accumulation units outstanding
             at the end of period...............  3,357        190
             ------------------------------------------------------
             DREYFUS GENERAL MONEY MARKET
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............  $9.66      $9.76
                End of period...................  $9.31      $9.66
             Accumulation units outstanding
             at the end of period............... 14,420        119
             ------------------------------------------------------
             FIDELITY ADVISOR VALUE STRATEGIES
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---        ---
                End of period................... $10.68        ---
             Accumulation units outstanding
             at the end of period............... 11,170        ---
             ------------------------------------------------------
             FIDELITY ADVISOR DIVIDEND GROWTH
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---        ---
                End of period...................  $8.42        ---
             Accumulation units outstanding
             at the end of period...............  9,987        ---
             ------------------------------------------------------
             FIDELITY ADVISOR MID CAP
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---        ---
                End of period...................  $9.87        ---
             Accumulation units outstanding
             at the end of period...............  7,252        ---
             ------------------------------------------------------
             FIDELITY ADVISOR INTERNATIONAL
             CAPITAL APPRECIATION
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............  $7.66      $8.03
                End of period................... $10.38      $7.66
             Accumulation units outstanding
             at the end of period............... 62,572        151
             ------------------------------------------------------
             FIDELITY ADVISOR REAL ESTATE
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---        ---
                End of period................... $11.81        ---
             Accumulation units outstanding
             at the end of period...............    557        ---
             ------------------------------------------------------
             INVESCO DYNAMICS
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............  $5.04      $4.86
                End of period...................$  6.69      $5.04
             Accumulation units outstanding
             at the end of period...............  5,424        265
             ------------------------------------------------------
             INVESCO TECHNOLOGY
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---        ---
                End of period...................  $4.89        ---
             Accumulation units outstanding
             at the end of period............... 12,296        ---
             ------------------------------------------------------
             NORTHERN INSTITUTIONAL BALANCED
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---        ---
                End of period................... $10.72        ---
             Accumulation units outstanding
             at the end of period...............    105        ---
             ------------------------------------------------------
             NORTHERN LARGE CAP VALUE
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---        ---
                End of period................... $11.65        ---
             Accumulation units outstanding
             at the end of period...............     37        ---
             ------------------------------------------------------
             NORTHERN SELECT EQUITY
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---        ---
                End of period................... $10.95        ---
             Accumulation units outstanding
             at the end of period...............    169        ---
             ------------------------------------------------------
             PIMCO REAL RETURN
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---        ---
                End of period...................$  9.87        ---
             Accumulation units outstanding
             at the end of period...............    965        ---
             ------------------------------------------------------
             PIMCO TOTAL RETURN
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---        ---
                End of period...................  $9.76        ---
             Accumulation units outstanding
             at the end of period...............    602        ---
             ------------------------------------------------------
             SECURITY DIVERSIFIED INCOME
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period............. $10.71     $10.62
                End of period................... $10.58     $10.71
             Accumulation units outstanding
             at the end of period............... 41,660         81
             ------------------------------------------------------
             SECURITY GLOBAL
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............  $6.56      $6.91
                End of period...................  $8.93      $6.56
             Accumulation units outstanding
             at the end of period............... 67,706        176
             ------------------------------------------------------
             SECURITY EQUITY
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---        ---
                End of period...................  $7.69        ---
             Accumulation units outstanding
             at the end of period...............  1,491        ---
             ------------------------------------------------------
             SECURITY LARGE CAP VALUE
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............  $6.82      $7.01
                End of period...................  $8.34      $6.82
             Accumulation units outstanding
             at the end of period...............  2,351         58
             ------------------------------------------------------
             SECURITY LARGE CAP GROWTH
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---        ---
                End of period...................  $7.37        ---
             Accumulation units outstanding
             at the end of period...............  2,723        ---
             ------------------------------------------------------
             SECURITY CAPITAL PRESERVATION
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period............. $10.18     $10.18
                End of period................... $10.13     $10.18
             Accumulation units outstanding
             at the end of period............... 66,733      2,012
             ------------------------------------------------------
             SECURITY MID CAP GROWTH
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---        ---
                End of period...................  $9.39        ---
             Accumulation units outstanding
             at the end of period...............  8,214        ---
             ------------------------------------------------------
             SECURITY MID CAP VALUE
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............  $8.08      $8.14
                End of period................... $11.80      $8.08
             Accumulation units outstanding
             at the end of period............... 67,622      1,419
             ------------------------------------------------------
             SECURITY SMALL CAP GROWTH
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............  $6.06      $5.99
                End of period...................  $9.03      $6.06
             Accumulation units outstanding
             at the end of period...............  3,120        250
             ------------------------------------------------------
             SECURITY SOCIAL AWARENESS
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............  $6.76      $6.78
                End of period...................  $7.96      $6.76
             Accumulation units outstanding
             ------------------------------------------------------
             SECURITY HIGH YIELD
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---        ---
                End of period................... $10.46        ---
             Accumulation units outstanding
             at the end of period...............    615        ---
             ------------------------------------------------------
             SECURITY ALPHA OPPORTUNITY
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---        ---
                End of period................... $11.57        ---
             Accumulation units outstanding
             at the end of period...............     42        ---
             ------------------------------------------------------
             STRONG GROWTH AND INCOME
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---        ---
                End of period...................  $7.79        ---
             Accumulation units outstanding
             at the end of period...............  5,029        ---
             ------------------------------------------------------
             STRONG GROWTH 20
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---         ---
                End of period...................  $6.10         ---
             Accumulation units outstanding
             at the end of period...............  2,683         ---
             ------------------------------------------------------
             STRONG ADVISOR SMALL CAP VALUE
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............  $8.72       $8.73
                End of period................... $12.45       $8.72
             Accumulation units outstanding
             at the end of period............... 54,273         137
             ------------------------------------------------------
             STRONG OPPORTUNITY
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............  $6.35       $6.35
                End of period...................  $8.39       $6.35
             Accumulation units outstanding
             at the end of period...............  3,347         237
             ------------------------------------------------------
             RS PARTNERS
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---         ---
                End of period................... $12.74         ---
             Accumulation units outstanding
             at the end of period...............  1,087         ---
             ------------------------------------------------------
             RYDEX SECTOR ROTATION
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---         ---
                End of period................... $11.45         ---
             Accumulation units outstanding
             at the end of period...............    115         ---
             ------------------------------------------------------
             VAN KAMPEN EQUITY AND INCOME
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............  $8.49       $8.51
                End of period...................  $9.98       $8.49
             Accumulation units outstanding
             at the end of period............... 16,063         640
             ------------------------------------------------------
             VAN KAMPEN COMSTOCK
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............  $6.94       $6.83
                End of period...................  $8.74       $6.94
             Accumulation units outstanding
             at the end of period............... 87,488         166
             ------------------------------------------------------
             VAN KAMPEN AGGRESSIVE GROWTH
             ------------------------------------------------------
             Accumulation unit value:
                Beginning of period.............    ---         ---
                End of period...................  $6.53         ---
             Accumulation units outstanding
             at the end of period...............  2,550         ---
             ------------------------------------------------------
             (a) For the  period  of  September  3,  2002  (date of
                 inception) through December 31, 2002.
             ------------------------------------------------------


INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY -- The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

   On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.


   The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and all states except New York. As of the end of 2003, the Company had total assets of approximately $10.4 billion. Together with its subsidiaries, the Company has total funds under management of approximately $12.5 billion.

   The Principal Underwriter for the Contract is Security Distributors, Inc. ("SDI"), One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, an affiliate of the Company, is registered as a broker/dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company.


PUBLISHED RATINGS -- The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.


SEPARATE ACCOUNT -- The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that Contract Value may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.


   The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles.


   The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or the Company.

UNDERLYING FUNDS -- Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Funds. Each Underlying Fund pursues different investment objectives and policies. Shares of each Underlying Fund are available to the general public. A summary of the investment objective of each of the Underlying Funds is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

   PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE COMPANY.


   The Company has entered into agreements with the Underlying Funds and/or certain service providers to the Underlying Funds, such as an underwriter or investment adviser. Under these agreements, the Company or Security Distributors, Inc. ("SDI"), the underwriter for the Contract, is compensated for providing various services to Owners of the Contract and/or to the Underlying Funds. The compensation received by the Company or SDI may come from the Underlying Fund, including amounts paid under a Rule 12b-1 Plan adopted by the Underlying Fund, or from one of the Underlying Fund's service providers.

   The services provided by the Company and/or SDI include, but are not limited to, the following: (i) Administrative/Sub-Transfer Agency services, such as maintaining separate records of each Owner's investment in the Underlying Funds, disbursing or crediting to Owners the proceeds of redemptions of Underlying Funds and providing account statements to Owners showing their beneficial investment in the Underlying Funds; (ii) Shareholder Services, such as providing information regarding Underlying Funds to Owners, maintaining a call center to facilitate answering Owner questions regarding the Underlying Funds and effecting transactions in the shares of Underlying Funds on behalf of Owners;
and (iii) Distribution Services, such as distributing prospectuses for the Underlying Funds to prospective Owners, training of sales personnel and such other distribution related services as an Underlying Fund may reasonably request. For providing Administrative/Sub-Transfer Agency services and/or Shareholder Services, the compensation which the Company receives varies based on the services being provided, but is generally between 0.15% to 0.40% of the average net assets of the Contract invested in the Underlying Fund. For providing Distribution Services, the compensation which SDI receives is generally not expected to exceed 0.25% of the average net assets of the Contract invested in the Underlying Fund.

THE CONTRACT

GENERAL -- The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated purchase payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.


   The Contract is available for purchase by an individual in connection with certain tax qualified retirement plans that meet the requirements of Section 403(b), 408 or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). If you are purchasing the Contract as an investment vehicle for a Section 403(b), 408 or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.


APPLICATION FOR A CONTRACT -- If you wish to purchase a Contract, you may submit an application and an initial purchase payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or purchase payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

   The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Annuitants, the maximum issue age will be determined by reference to the older Annuitant.

PURCHASE PAYMENTS -- The minimum initial purchase payment for the purchase of a Contract is $1,000. Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $25. The minimum subsequent purchase payment if you elect an Automatic Investment Program is $25. The Company may reduce the minimum purchase payment requirement under certain circumstances. Purchase payments exceeding $1 million will not be accepted without prior approval of the Company.


   The Company will apply the initial purchase payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company; provided that the purchase payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such purchase payment. The application form will be provided by the Company. If the Company does not receive a complete application, the Company will hold your purchase payment in its general account and will notify you that it does not have the necessary information to issue a Contract and/or apply the purchase payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial purchase payment or if the Company determines it cannot otherwise issue the Contract and/or apply the purchase payment to your Contract, the Company will return the initial purchase payment to you unless you consent to the Company retaining the purchase payment until the application is made complete.

   The Company will credit subsequent purchase payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office. Purchase payments after the initial purchase payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent purchase payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent purchase payments may be paid under an Automatic Investment Program. The initial purchase payment required must be paid before the Company will accept the Automatic Investment Program.


ALLOCATION OF PURCHASE PAYMENTS -- In an application for a Contract, you select the Subaccounts or the Fixed Account to which purchase payments will be allocated. Purchase payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no purchase payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account.

   You may change the purchase payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your purchase payment allocation and changes to an existing Dollar Cost Averaging or Asset
Reallocation Option by telephone provided the Electronic Transfer Privilege section of the application or the proper form is properly completed, signed, and filed at the Company's Administrative Office. Changes in the allocation of future purchase payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

DOLLAR COST AVERAGING OPTION -- Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.


   An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

   After the Company has received an Asset Reallocation/Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly or quarterly anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of an Asset Reallocation/Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."


   You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Asset Reallocation/ Dollar Cost
Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.

   You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under "Transfers and Withdrawals from the Fixed Account."

ASSET REALLOCATION OPTION -- Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

   To elect this option an Asset Reallocation/Dollar Cost Averaging request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

   Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer or, in the case of a new Contract, will allocate the initial purchase payment, among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation/Dollar Cost Averaging request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under "Transfers of Contract Value."

   You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation/Dollar Cost Averaging form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.

   Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."


TRANSFERS OF CONTRACT VALUE -- You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been properly completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $25, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.


   The Company effects transfers between Subaccounts at their respective accumulation unit values as of the close of the Valuation Period during which the transfer request is received.

   You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account."


   The Company reserves the right to limit the number of transfers to 14 in a Contract Year. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may be disruptive to the Underlying Funds in which the Subaccounts invest. We reserve the right to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners (regardless of the number of previous transfers during the Contract Year). In making this determination, we will consider among other things, the following factors:

o  the total dollar amount being transferred;

o  the number of transfers you made within the previous three months;

o whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

The Company reserves the right to limit the size and frequency of transfers and to discontinue telephone and other electronic transfers. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners, the Company may among other things, restrict the availability of telephone transfers or other electronic transfers and may require that you submit transfer requests in writing via regular U.S. mail. We may also refuse to act on transfer instructions of an agent who is acting on behalf of one or more Owners. Also, certain of the Underlying Funds have in place limits on the number of transfers permitted, which limits are more restrictive than 14 per Contract Year. If we choose to discontinue your right to use telephone and other electronic transfers or to otherwise restrict the size and/or frequency of your transfers, we will so notify you in writing.

   While the Company discourages market timing and excessive short-term trading, the Company cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.


CONTRACT VALUE -- The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

   On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value." No minimum amount of Contract Value is guaranteed. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE -- Your Contract Value will vary to a degree that depends upon several factors, including

o Investment performance of the Subaccounts to which you have allocated Contract Value,

o  Payment of purchase payments,

o  The amount of any outstanding Contract Debt,

o  Full and partial withdrawals, and

o Charges assessed in connection with the Contract, including charges for any optional Riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

   Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner's interest in a Subaccount. When you allocate purchase payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the purchase payment is credited.

   In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

   The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

   The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.75%, and (5) the administration charge under the Contract of 0.15%.


   The minimum mortality and expense risk charge of 0.75% and the administration charge of 0.15% are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis. Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company does not assess a pro rata Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.


FULL AND PARTIAL WITHDRAWALS -- An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office. A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

   The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges, any pro rata account charge and any uncollected premium taxes. If an Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under "Extra Credit."

   The Company requires the signature of the Owner on any request for withdrawal, and a guarantee of such signature to effect the transfer or exchange of all or part of the Contract for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

   A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request provided there is sufficient Contract Value to meet the request. Any withdrawal charge will be deducted from remaining Contract Value, provided there is sufficient Contract Value available. Alternatively, you may request that any withdrawal charge be deducted from your payment. Upon payment, your Contract Value will be reduced by an amount equal to the payment, plus any applicable withdrawal charge, or if you requested that any withdrawal charge be deducted from your payment, your payment will be reduced by the amount of any such charge. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit." If a partial withdrawal is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal.

   The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner's instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

   A full or partial withdrawal, including a systematic withdrawal, may be subject to a withdrawal charge if a withdrawal is made from purchase payments that have been held in the Contract for less than seven years and may be subject to a premium tax charge to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge" and "Premium Tax Charge."

   A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) or 408 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

SYSTEMATIC WITHDRAWALS -- The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Request for Scheduled Systematic Payments form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

   Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit." Any systematic withdrawal that equals or exceeds the Withdrawal Value will be treated as a full withdrawal. In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal $0.

   The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

   The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Federal Tax Matters."


FREE-LOOK RIGHT -- You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you purchase payments allocated to the Fixed Account (not including any Credit Enhancements if an Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements.


   Some states' laws require us to refund your purchase payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund purchase payments allocated to the Subaccounts rather than Contract Value.

DEATH BENEFIT -- If the Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will pay the death benefit proceeds to the Designated Beneficiary upon receipt of due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary.

   If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of the Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

   The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1. The sum of all purchase payments (not including any Credit Enhancements if an Extra Credit Rider was in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2. The Contract Value on the date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner's death).

   If any Owner was age 81 or older on the Contract Date, or if due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.


   If you purchased one of the optional Riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the Rider. See the discussion of the Annual Stepped Up Death Benefit; Guaranteed Growth Death Benefit; Combined Annual Stepped Up and Guaranteed Growth Death Benefit; Enhanced Death Benefit; Combined Enhanced Death Benefit and Annual Stepped Up Death Benefit; Combined Enhanced Death Benefit and Guaranteed Growth Death Benefit; Combined Enhanced Death Benefit, Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit; and Total Protection. Your death benefit proceeds under the Rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account charge and any uncollected premium tax.

   The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.


DISTRIBUTION REQUIREMENTS -- For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT -- If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

CHARGES AND DEDUCTIONS


CONTINGENT DEFERRED SALES CHARGE -- The Company does not deduct sales charges from purchase payments before allocating them to Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a "withdrawal charge") on a full or partial withdrawal, including systematic withdrawals, depending on how long your purchase payments have been held under the Contract.


   The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of purchase payments, excluding any Credit Enhancements, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first day of that Contract Year.

   The withdrawal charge applies to the portion of any withdrawal, consisting of purchase payments, that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from purchase payments in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce purchase payments for the purpose of determining future withdrawal charges.

   The amount of the charge will depend on how long your purchase payments have been held under the Contract. Each purchase payment you make is considered to have a certain "age," depending on the length of time since the purchase payment was effective. A purchase payment is "age one" in the year beginning on the date the purchase payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                       -----------------------------------
                       PURCHASE PAYMENT AGE     WITHDRAWAL
                            (IN YEARS)            CHARGE
                       -----------------------------------
                                 1                  7%
                                 2                  7%
                                 3                  6%
                                 4                  5%
                                 5                  4%
                                 6                  3%
                                 7                  2%
                            8 and over              0%
                       -----------------------------------

In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of purchase payments paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

   The Company pays sales commissions to broker-dealers and other expenses associated with the promotion and sales of the Contract. The withdrawal charge is designed to reimburse the Company for these costs, although it is expected that actual expenses will be greater than the amount of the charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk. Broker-dealers may receive aggregate commissions of up to 6.5% of aggregate purchase payments. The Company also may pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements will vary. In addition, registered representatives may be eligible, under programs adopted by the Company to receive non-cash compensation such as expense-paid due diligence trips and educational seminars. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the NASD.

MORTALITY AND EXPENSE RISK CHARGE -- The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts it from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

                 ---------------------------------------------
                 CONTRACT VALUE           ANNUAL MORTALITY AND
                                           EXPENSE RISK CHARGE
                 ---------------------------------------------
                 Less than $25,000                0.90%
                 $25,000 or more                  0.75%
                 ---------------------------------------------


During the Annuity Period, the mortality and expense risk charge is 1.25% under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.


   The expense risk is the risk that the Company's actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

   The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See "Determination of Contract Value" for more information about how the Company deducts the mortality and expense risk charge.

ADMINISTRATION CHARGE -- The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.

ACCOUNT ADMINISTRATION CHARGE -- The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

PREMIUM TAX CHARGE -- Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a purchase payment. The Company may deduct premium tax upon a full or partial withdrawal if a premium tax has been incurred and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

OTHER CHARGES -- The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

VARIATIONS IN CHARGES -- The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial purchase payment or projected purchase payments or the Contract is sold in connection with a group or sponsored arrangement.



GUARANTEE OF CERTAIN CHARGES -- The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 0.90% (1.25% during the Annuity Period) of each Subaccount's average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount's average daily net assets; and (3) the account administration charge will not exceed $30 per year.



UNDERLYING FUND EXPENSES -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract.

OPTIONAL RIDER CHARGES


In addition to the charges and deductions discussed above, you may purchase certain optional Riders under the Contract. The Company makes each Rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, which are also available for purchase on a Contract Anniversary. You may select only one Rider that provides a death benefit. You may not terminate a Rider after issue, unless otherwise stated.

   The Company deducts a monthly charge from Contract Value for any Riders elected by the Owner. The Company generally will deduct the monthly Rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly Rider charge for the life of the Contract if you elect
Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. Each Rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. You may not select Riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such Riders, 1.40%, would exceed the applicable maximum Rider charge of 1.00% for a Contract with a 0-Year Alternate Withdrawal Charge Rider.

TEACHER  RETIREMENT  SYSTEM OF TEXAS - LIMITS ON OPTIONAL  RIDERS -- If you are:
(1)  purchasing  the  Contract  as a  tax-sheltered  annuity  through  a  salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, you may not select Riders with a total charge that exceeds 0.25% of Contract Value, and only the following Riders are available for purchase:

o  Annual Stepped Up Death Benefit

o  Enhanced Death Benefit

o  Guaranteed Growth Death Benefit at 3%

o  Guaranteed Growth Death Benefit at 5%

o  Combined Annual Stepped Up and Guaranteed Growth Death Benefit

o  Guaranteed Minimum Income Benefit at 3%

o  Waiver of Withdrawal Charge

o  Waiver of Withdrawal Charge - Hardship

o  Waiver of Withdrawal Charge - 5 Years and Age 59 1/2.

GUARANTEED MINIMUM INCOME BENEFIT -- This Rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements, net of any premium tax, less an adjustment for Withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elect the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the 5% rate.)


   In crediting interest, the Company takes into account the timing of when each purchase payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

   You may apply the Minimum Income Benefit, less any applicable Premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under "Annuity Options." The Annuity rates for this Rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2%. This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider varies based upon the interest rate selected as set forth below:

                        -----------------------------
                        INTEREST RATE    RIDER CHARGE
                        -----------------------------
                              3%            0.15%
                              5%            0.30%
                        -----------------------------

ANNUAL STEPPED UP DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.  The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

o The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81, plus

o Any purchase payments received by the Company since the applicable Contract Anniversary; less

o An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary. In the event of a withdrawal, the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

   If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

   This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.20%. See the discussion under "Death Benefit."

GUARANTEED GROWTH DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.  The Guaranteed Growth Death Benefit.


The Guaranteed Growth Death Benefit is an amount equal to purchase payments and any Credit Enhancements, net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% not available to Texas residents), as elected in the application. (If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the rate you have selected.) In crediting interest, The Company takes into account the timing of when each purchase payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner's 80th birthday; (3) the date due proof of the Owner's death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner's date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.


   The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of purchase payments (not including any Credit Enhancements), net of premium tax and any withdrawals, including withdrawal charges.

   If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be Contract Value, as set forth in item 2 above.

   This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider varies based upon the interest rate selected as set forth below:


                       ----------------------------------
                         INTEREST RATE     RIDER CHARGE
                       ----------------------------------
                              3%             0.10%
                              5%             0.20%
                              6%*            0.25%
                              7%*            0.30%
                       ----------------------------------
                       *Not available to Texas residents.
                       ----------------------------------


See the discussion under "Death Benefit."

COMBINED ANNUAL STEPPED UP AND GUARANTEED GROWTH DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.  The Annual Stepped Up Death Benefit (as described above); or

4.  The Guaranteed Growth Death Benefit at 5% (as described above).

   If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

   This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.25%. See the discussion under "Death Benefit."


ENHANCED DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greater of:


1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges; or

2. The Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted purchase payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or
(2) 25% of adjusted purchase payments.

o "Contract gain" is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted purchase payments.

o "Adjusted purchase payments" are equal to all purchase payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, purchase payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

   If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company.

   This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. The charge for this Rider is 0.25%. See the discussion under "Death Benefit."

COMBINED ENHANCED AND ANNUAL STEPPED UP DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).

   If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company.

   This Rider is available only if the age of the Owner at the time the Rider is issued is age 79 or younger. The charge for this Rider is 0.35%. See the discussion under "Death Benefit."

COMBINED ENHANCED AND GUARANTEED GROWTH DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

   If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company.

   This Rider is available only if the age of the Owner at the time the Rider is issued is age 79 or younger. The charge for this Rider is 0.35%. See the discussion under "Death Benefit."

COMBINED ENHANCED, ANNUAL STEPPED UP, AND GUARANTEED GROWTH DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If an Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this Rider will be the greatest of:

1. The sum of all purchase payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

   If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the date due proof of the Owner's death and instructions regarding payment are received by the Company.

   This Rider is available only if the age of the Owner at the time the Rider is issued is age 79 or younger. The charge for this Rider is 0.40%. See the discussion under "Death Benefit."

GUARANTEED MINIMUM WITHDRAWAL BENEFIT -- You may purchase this Rider when you purchase the Contract or on any Contract Anniversary. If you elect this Rider when you purchase the Contract, your "Benefit Amount" is equal to a percentage of the initial purchase payment including any Credit Enhancement. If you purchase the Rider on a Contract Anniversary, your Benefit Amount is equal to a percentage of your Contract Value on the date we add this Rider to your Contract. The Benefit Amount is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount."

   Under this Rider, you may withdraw up to a specified amount each Contract Year (the "Annual Withdrawal Amount"), regardless of market performance, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial purchase payment including any Credit Enhancement (or Contract Value on the purchase date of the Rider if the Rider is purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

                   ------------------------------------------
                          ANNUAL             BENEFIT AMOUNT*
                    WITHDRAWAL AMOUNT*
                   ------------------------------------------
                            5%                    130%
                            6%                    110%
                            7%                    100%
                   ------------------------------------------
                   *A  percentage  of  the  initial  purchase
                    payment including any Credit  Enhancement
                    (or Contract  Value on the purchase  date
                    of the Rider if the Rider is purchased on
                    a Contract Anniversary)
                   ------------------------------------------

If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.

   If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this Rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided that withdrawals of the Annual Withdrawal Amount are not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have an Extra Credit Rider in effect. Please see the discussion under "Contingent Deferred Sales Charge" and "Extra Credit." Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. Please see "Federal Tax Matters."

   The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional purchase payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional purchase payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the purchase payment including any Credit Enhancement, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the purchase payment including any Credit Enhancement, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected. The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

   After the fifth anniversary of the purchase of this Rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the Rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.


   While this Rider is in effect, we reserve the right to restrict subsequent purchase payments. This Rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This Rider may not be reinstated by purchase payments or reset after such termination. This Rider is available only if the age of each Owner and Annuitant at the time the Rider is purchased is age 85 or younger. The charge for this Rider is 0.45%. The Company reserves the right to increase the Rider charge at the time of any reset; however, the Company guarantees the Rider charge upon reset will not exceed 1.10% on an annual basis.


TOTAL PROTECTION -- You may purchase this Rider when you purchase the Contract or on any Contract Anniversary. This Rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.


   Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under "Guaranteed Growth Death Benefit," with the following differences. Under this Rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this Rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of purchase payments (not including any Credit Enhancements or purchase payments made during the 12 months preceding the
Owner's date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this Rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts, including the Dreyfus General Money Market Subaccount, or the Fixed Account. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.


   This Rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under "Guaranteed Minimum Withdrawal Benefit" above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Benefit Amount is equal to 100%, of the initial purchase payment including any Credit Enhancement (or Contract Value on the purchase date of this Rider if the Rider is purchased on a Contract Anniversary).

   The Guaranteed Minimum Accumulation Benefit provides that at the end of the "Term," which is the ten-year period beginning on the date of your purchase of the Rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts and the Fixed Account in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.

   The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial purchase payment including any Credit Enhancement (or Contract Value on the purchase date of this Rider if the Rider is purchased on a Contract Anniversary); plus 105% of any purchase payments (including any Credit Enhancement) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the
Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

   The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by purchase payments or reset after such termination.


   After the fifth anniversary of the purchase of this Rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the Rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.


   This Rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.


   While this Rider is in effect, we reserve the right to restrict subsequent purchase payments. This Rider is available only if the age of each Owner and Annuitant at the time the Rider is purchased is age 79 or younger. The charge for this Rider is 0.85%. The Company reserves the right to increase the Rider charge at the time of any reset; however, the Company guarantees the Rider charge upon reset will not exceed 1.45% on an annual basis.


EXTRA CREDIT -- This Rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this Rider only at issue. A Credit Enhancement of 3%, 4% or 5% of purchase payments, as elected in the application, will be added to Contract Value for each purchase payment made in the first Contract Year. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your purchase payment. This Rider is available only if the age of the Owner on the Contract Date is age 80 or younger.

   In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the Rider's date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1.  The amount of the withdrawal, including any withdrawal charges, by

2.  Contract Value immediately prior to the withdrawal.

   The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of purchase payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first day of that Contract Year.

   The charge for this Rider will be deducted for a period of seven years from the Contract Date. The charge varies based upon the Credit Enhancement rate selected as set forth below:

                    ----------------------------------------
                    CREDIT ENHANCEMENT RATE     RIDER CHARGE

                    ----------------------------------------
                               3%                  0.40%
                               4%                  0.55%
                               5%                  0.70%
                    ----------------------------------------

You may not have more than one Extra Credit Rider in effect on your Contract. You may not select an Annuity Start Date that is prior to seven years from the effective date of the Rider.

   The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See "Free-Look Right." In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See "Waiver of Withdrawal Charge." Death benefit proceeds may exclude all or part of any Credit Enhancements. See "Death Benefit" and the discussions of the death benefit riders.

   The Company expects to make a profit from the charge for this Rider and funds payment of the Credit Enhancements through the Rider charge and the vesting schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make purchase payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned EACH year during the seven-year period beginning on Contract Date to break even on the Rider. The rate of return assumes that all purchase payments are made during the first Contract Year when the Credit Enhancement is applied to purchase payments. If purchase payments are made in subsequent Contract Years, the applicable Rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

   If your actual returns are greater than the amount set forth below and you make no purchase payments after the first Contract Year, you will profit from the purchase of the Rider. If your actual returns are less, for example, in a down market, you will be worse off than if you had not purchased the Rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the Rider. This Rider is available only if the age of the Owner at the time the Contract is issued is age 80 or younger.

                 ---------------------------------------------
                                              RATE OF RETURN
                 CREDIT ENHANCEMENT RATE     (NET OF EXPENSES)
                 ---------------------------------------------
                            3%                    -5.00%
                            4%                    -1.50%
                            5%                     0.80%
                 ---------------------------------------------

WAIVER OF WITHDRAWAL CHARGE -- This Rider makes available a waiver of withdrawal charge in the event of your confinement to a nursing home, terminal illness, or total and permanent disability prior to age 65.


   The Rider defines confinement to a hospital or nursing facility,  as follows:
(1) you have been confined to a "hospital" or "qualified skilled nursing facility" for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.


   The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a "terminal illness"; and (2) such illness was first diagnosed after the Contract was issued.

   The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

   Prior to making a withdrawal pursuant to this Rider, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

   The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver. The charge for this Rider is 0.05%.


   If you have also purchased an Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this Rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total purchase payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. This Rider is available only if the age of the Owner at the time the Contract is issued is age 65 or younger.


ALTERNATE WITHDRAWAL CHARGE -- This Rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the Rider, which is available only at issue.

------------------------------------------------------
      0-YEAR SCHEDULE              4-YEAR SCHEDULE
------------------------------------------------------
 PURCHASE                     PURCHASE
PAYMENT AGE    WITHDRAWAL    PAYMENT AGE    WITHDRAWAL
(IN YEARS)       CHARGE      (IN YEARS)       CHARGE
------------------------------------------------------
0 and over         0%             1             7%
                                  2             7%
                                  3             6%
                                  4             5%
                             5 and over         0%
------------------------------------------------------

The charge for this Rider is 0.70% if you select the 0-year schedule and 0.55% if you select the 4-year schedule. If the 4-Year Alternate Withdrawal Charge
Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon purchase payment age (in years) of 1, 2, 3 and 4 and over. The charge for the 3-year schedule is 0.40%. If you purchase this Rider, the withdrawal charge selected under the Rider will apply in lieu of the 7-year withdrawal charge schedule described under "Contingent Deferred Sales Charge." If you have also purchased an Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Extra Credit."

WAIVER OF WITHDRAWAL CHARGE--15 YEARS OR DISABILITY -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o  The Contract has been in force for 15 or more Contract Years; or

o The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

   The Company defines "totally and permanently disabled" as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment must have been in existence for more than 180 days; and (3) the impairment must be expected to result in death or be long-standing and indefinite.

   Prior to making a withdrawal pursuant to this Rider on the basis of disability, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability, and as proof of age a certified birth certificate. The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

   If you have also purchased an Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this Rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total purchase payments made in the first Contract Year. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned.

   Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.05%.

WAIVER OF WITHDRAWAL CHARGE--10 YEARS OR DISABILITY -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o The Contract has been in force for 10 or more Contract Years and the Owner has made purchase payments on a quarterly (or more frequent) basis for at least 5 full Contract Years; or


o The Owner has become totally and permanently disabled after the Contract Date and prior to age 65. See the Company's definition of "totally and permanently disabled" as described above under "Waiver of Withdrawal Charge - 15 Years or Disability."


   Prior to making a withdrawal pursuant to this Rider on the basis of disability, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability, and as proof of age a certified birth certificate. The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

   If you have also purchased an Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this Rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total purchase payments made in the first Contract Year. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned.

   Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.10%.

WAIVER OF WITHDRAWAL CHARGE--HARDSHIP -- This Rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide proof of hardship, which is satisfactory to the Company.

   If you have also purchased an Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this Rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total purchase payments made in the first Contract Year. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned.

   Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.15%.

WAIVER OF WITHDRAWAL CHARGE--5 YEARS AND AGE 59 1/2 -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o  The Owner is age 59 1/2or older; anD

o The Owner has made purchase payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.

   If you have also purchased an Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this Rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total purchase payments made in the first Contract Year. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned.

   Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.20%.

ANNUITY PERIOD

GENERAL -- You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

   On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms--either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

   The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect your life expectancy based upon your age as of the Annuity Start Date and your gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

   Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.


   You  may  elect  to  receive  annuity  payments  on  a  monthly,   quarterly,
semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).


   You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.

   Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump-sum settlement in lieu thereof. Under Annuity Options 5 through 7, full or partial withdrawals may be made after the Annuity Start Date, subject to any applicable withdrawal charge. The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the FIRST annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

ANNUITY OPTIONS--

   OPTION 1 -- LIFE INCOME. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   OPTION 2 -- LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made.

   OPTION 3 -- LIFE WITH INSTALLMENT OR UNIT REFUND OPTION. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

   OPTION 4 -- JOINT AND LAST SURVIVOR. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   OPTION 5 -- PAYMENTS FOR SPECIFIED PERIOD. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

   OPTION 6 -- PAYMENTS OF A SPECIFIED AMOUNT. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.

   OPTION 7 -- PERIOD CERTAIN. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

   OPTION 8 -- JOINT AND CONTINGENT SURVIVOR OPTION. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTIONS 1 AND 4, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3 1/2%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

   The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

   The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

   On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount's Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner exchanges Annuity Units among Subaccounts or makes a withdrawal under Option 7.

   Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.

SELECTION OF AN OPTION -- You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant.

THE FIXED ACCOUNT

   You may allocate all or a portion of your purchase payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

   Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account.

INTEREST -- Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum ("Guaranteed Rate"). The Guaranteed Rate ranges from 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time.

   Contract Value allocated or transferred to the Fixed Account will earn interest at the Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account. The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.

   Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

   For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."


DEATH BENEFIT -- The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."


CONTRACT CHARGES -- Premium taxes and the account administration, optional Rider and withdrawal charges will be the same for Owners who allocate purchase payments or transfer Contract Value to the Fixed Account as for those who allocate purchase payments or transfer Contract Value to the Subaccounts.
Optional Rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

TRANSFERS AND WITHDRAWALS FROM THE FIXED ACCOUNT -- You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.


   The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $25 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See "Transfers of Contract Value."


   If purchase payments are allocated (except purchase payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such purchase payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

   You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans."

PAYMENTS FROM THE FIXED ACCOUNT -- Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a written request in proper form is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

MORE ABOUT THE CONTRACT

OWNERSHIP -- The Owner is the person named as such in the application or in any later change shown in the Company's records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as "Non-natural Persons." See "Federal Tax Matters."


DESIGNATION AND CHANGE OF BENEFICIARY -- The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner: the Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of the Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of the Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.


   Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

DIVIDENDS -- The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT -- The Company will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will effect a transfer between Subaccounts or from a Subaccount to the Fixed Account on the Valuation Date a proper request is received at the Company's Administrative Office. However, the Company can postpone the calculation or payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

o During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

o During which trading on the New York Stock Exchange is restricted as determined by the SEC,

o During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

o For such other periods as the SEC may by order permit for the protection of investors.

PROOF OF AGE AND SURVIVAL -- The Company may require proof of age or survival of any person on whose life annuity payments depend. MISSTATEMENTS -- If you misstate the age or sex of an Annuitant or age of the Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

LOANS -- If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or
(2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or
(2) 50% of the Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value. Two new loans are permitted each Contract Year but only one loan can be outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.

   When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account," which is an account within the Fixed Account. Amounts allocated to the Loan Account earn the minimum rate of interest guaranteed under the Fixed Account.

   Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company. Because the Contract Value maintained in the Loan Account (which will earn the Guaranteed Rate) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate.

   Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. All loan payments must be repaid through automatic bank draft. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to purchase payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

   If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default. The total outstanding loan balance, which includes accrued interest, will be reported to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59 1/2. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.

   While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Code.

   In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

   You should consult with your tax adviser on the effect of a loan.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS -- Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

   Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59 1/2, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, or paying amounts needed to avoid eviction or foreclosure that may ONLY be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

   If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

   The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters."

FEDERAL TAX MATTERS

INTRODUCTION -- The Contract described in this Prospectus is designed for use by individuals in retirement plans which are Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT--

   GENERAL.  The Company  intends to be taxed as a life insurance  company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

   CHARGE FOR THE COMPANY'S TAXES. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

   Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

QUALIFIED PLANS -- The Contract may be used with Qualified Plans that meet the requirements of Section 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

   The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner's Beneficiary designation or elected payment option may not be enforceable.

   The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

   The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

   SECTION 403(B). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity program.

   Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee's interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

   If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

   If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

   A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

   Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee.

   A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

   Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."

   SECTIONS 408 AND 408A. INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as a traditional IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from "Roth IRAs," which are described below.


   IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

                         ------------------------------
                              TAX YEAR           AMOUNT
                         ------------------------------
                                2004             $3,000
                              2005-2007          $4,000
                         2008 and thereafter     $5,000
                         ------------------------------

Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $500 during the tax years of 2004 and 2005, or $1,000 for the 2006 tax year or any tax year thereafter. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($65,000 for a married couple filing a joint return and $45,000 for a single taxpayer in 2004). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $150,000 and $160,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.


   Sale of the Contract for use with traditional IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

   In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 70 1/2--the contract owner's retirement date, if any, will not affect his or her required beginning date. See "Section 403(b)." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution that bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

   Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to an eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."

   ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $95,000 to $110,000 in adjusted gross income ($150,000 to $160,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000.

   Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from a traditional IRA are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner's death must begin to be distributed by the end of the first calendar year after death, and made over a beneficiary's life expectancy. If there is no beneficiary, or if the beneficiary elects to delay distributions , the account must be distributed by the end of the fifth full calendar year after death of the Contractowner.

   ROLLOVERS. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the employee's gross income until some future time.

   If any portion of the balance to the credit of an employee in a Section 403(b) plan is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an eligible retirement plan, then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

   An "eligible retirement plan" will be another Section 403(b) plan, a traditional individual retirement account or annuity described in Code Section 408.

   A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

   TAX PENALTIES. PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; or (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

   The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

   MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

   WITHHOLDING. Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

   Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

   The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION


VOTING OF UNDERLYING FUND SHARES -- The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.


   The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

   Voting rights attributable to your Contract Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS -- The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

   In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

   The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

   Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of any Subaccount to another separate account or Subaccount.

   In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS -- The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

REPORTS TO OWNERS -- The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon purchase payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

   You will also receive annual and semiannual reports containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

ELECTRONIC TRANSFER PRIVILEGES -- You may request a transfer of Contract Value and may make changes to an existing Dollar Cost Averaging or Asset Reallocation option by telephone if the Electronic Transfer Privilege section of the application or the proper form has been properly completed, signed, and filed at the Company's Administrative Office. The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you may not be able to request transfers by telephone and would have to submit written requests.

   By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

LEGAL PROCEEDINGS -- There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS -- Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

PERFORMANCE INFORMATION

   Performance information for the Subaccounts, including the yield and effective yield of the Dreyfus General Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

   Current yield for the Dreyfus General Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings.

   For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge and contingent deferred sales charge and may simultaneously be shown for other periods.

   Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

   Although the Contract was not available for purchase until September 2002, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contract that incorporate the performance of the Underlying Funds.




   Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.




ADDITIONAL INFORMATION

REGISTRATION STATEMENT -- A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).


FINANCIAL STATEMENTS -- The consolidated financial statements of the Company and Subsidiaries at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity at December 31, 2003, and for each of the specified periods ended December 31, 2003, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

   The Statement of Additional Information contains more specific information and financial statements relating to the Company and its Subsidiaries. The table of contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY
   Safekeeping of Assets

DISTRIBUTION OF THE CONTRACT

METHOD OF DEDUCTING THE EXCESS CHARGE

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED
RETIREMENT PLANS
   Section 403(b)
   Sections 408 and 408A

PERFORMANCE INFORMATION

EXPERTS

FINANCIAL STATEMENTS

OBJECTIVES AND MAIN INVESTMENTS FOR UNDERLYING FUNDS


--------------------------------------------------------------------------------
There is no guarantee that the investment objective(s) of any Underlying Fund will be met.
--------------------------------------------------------------------------------


THE INFORMATION BELOW IS ONLY A SUMMARY. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, STRATEGIES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION MAY BE FOUND IN THE RESPECTIVE UNDERLYING FUND PROSPECTUSES. PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE READ CAREFULLY IN CONJUNCTION WITH THIS PROSPECTUS AND MAY BE OBTAINED BY CALLING 1-800-888-2461.

   AIM BASIC VALUE FUND (CLASS A). A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the AIM Basic Value Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the portfolio managers believe to be undervalued in relation to long-term earning power or other factors. The Fund may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments, all of which are issued by U.S. issuers. The Fund may also invest up to 25% of its total assets in foreign securities.

   AIM MID CAP CORE EQUITY FUND (CLASS A). A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the AIM Mid Cap Core Equity Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of mid-cap companies. In complying with the 80% investment requirement, the Fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of market capitalizations of companies, included in the Russell Midcap(TM) Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000(R) Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The Fund may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges or in investment-grade debt securities.

   AIM SMALL CAP GROWTH FUND (CLASS A). A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the AIM Small Cap Growth Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small-cap companies. In complying with the 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, within the range of market capitalizations of companies, included in the Russell 2000(R) Index. The Russell 2000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Fund may also invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments.

   In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital.

   AIM BLUE CHIP FUND (CLASS A). A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the AIM Blue Chip Fund (the "Fund").

   INVESTMENT OBJECTIVES AND MAIN INVESTMENTS: To seek long-term growth of capital with a secondary objective of current income. The Fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in blue chip companies. In complying with the 80% investment requirement, the Fund may invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, which may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a blue chip company to be large and medium sized companies (i.e., companies which fall in the largest 85% of market capitalization of publicly traded companies listed in the United States) with leading market positions and which possess the following characteristics:

o Market Characteristics - Companies that occupy (or in AIM's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Strong market positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for strong unit sales. These factors can, in turn, lead to higher earnings growth and greater share price appreciation. Market leaders can be identified within an industry as those companies that have (i) superior growth prospects compared with other companies in the same industry; (ii) possession of proprietary technology with the potential to bring about major changes within an industry; and/or (iii) leading sales within an industry, or the potential to become a market leader.

o Financial Characteristics - Companies that possess at least one of the following attributes: (i) faster earnings growth than its competitors and the market in general; (ii) higher profit margins relative to its competitors;
   (iii) strong cash flow relative to its competitors; and/or (iv) a balance sheet with relatively low debt and a high return on equity relative to its competitors.

The portfolio managers consider whether to sell a particular security when they believe the issuer of the security no longer is a market leader, and/or it no longer has the characteristics described above. When the portfolio managers believe securities other than marketable equity securities offer the opportunity for long-term growth of capital and current income, the Fund may invest in United States governmental securities and high-quality debt securities. The Fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

   AMERICAN CENTURY HERITAGE FUND (ADVISOR CLASS). American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the American Century Heritage Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term capital growth. The Fund generally invests in common stocks of companies that are medium-sized and smaller at the time of purchase, although it may purchase companies of any size. The Fund managers look for stocks of companies they believe will increase in value over time, using a growth investment strategy developed by American Century Investment Management, Inc. This strategy looks for companies with earnings and revenues that are growing at a successively faster or accelerating pace. The Fund will usually purchase common stocks, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, non-leveraged stock index futures contracts and options, notes, bonds and other debt securities. The Fund generally limits its purchase of debt securities to investment-grade obligations, except for convertible debt securities, which may be rated below investment grade.

   Although most of the Fund's assets will be invested in U.S. companies, there is no limit on the amount of assets the Fund can invest in foreign companies. Foreign investing involves special risks such as political instability and currency fluctuation.

   AMERICAN CENTURY SELECT FUND (ADVISOR CLASS). American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the American Century Select Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term capital growth. The Fund generally invests in common stocks of larger companies, although it may purchase companies of any size. The Fund managers look for stocks of companies they believe will increase in value over time, using a growth investment strategy developed by American Century Investment Management, Inc. This strategy looks for companies with earnings and revenues that are growing at a successively faster or accelerating pace. The Fund will usually purchase common stocks, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, non-leveraged stock index futures contracts and options, notes, bonds and other debt securities. The Fund generally limits its purchase of debt securities to investment-grade obligations, except for convertible debt securities, which may be rated below investment grade.

   Although most of the Fund's assets will be invested in U.S. companies, there is no limit on the amount of assets the Fund can invest in foreign companies. Foreign investing involves special risks such as political instability and currency fluctuation.

   AMERICAN CENTURY EQUITY INCOME FUND (ADVISOR CLASS). American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the American Century Equity Income Fund (the "Fund").

   INVESTMENT OBJECTIVES AND MAIN INVESTMENTS: To seek to provide current income. Capital appreciation is a secondary objective. The Fund managers look for stocks with favorable dividend-paying history that have prospects for dividend payments to continue or increase. The Fund, under normal market circumstances, intends to keep at least 85% of its assets invested in income-paying securities and at least 65% of its assets in U.S. equity securities. The Fund may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, debt securities of companies, debt obligations of governments and their agencies, non-leveraged stock index futures contracts and other similar securities.

   AMERICAN CENTURY INTERNATIONAL GROWTH FUND (ADVISOR CLASS). American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the American Century International Growth Fund (the "Fund").

   INVESTMENT  OBJECTIVE AND MAIN INVESTMENTS:  To seek capital growth. The Fund managers use a growth investment strategy developed by American Century Investment Management, Inc. to invest in stocks of foreign companies that they believe will increase in value over time. This strategy looks for foreign companies with earnings and revenue growth. The Fund's assets will be invested primarily in equity securities of companies located in at least three developed countries (excluding the United States). The Fund may also purchase domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, forward currency exchange contracts, non-leveraged futures and options, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies. Foreign investing involves special risks such as political instability and currency fluctuations.

   AMERICAN CENTURY ULTRA FUND (ADVISOR CLASS). American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the American Century Ultra Fund (the "Fund").

   INVESTMENT OBJECTIVES AND MAIN INVESTMENTS: To seek long-term capital growth. The Fund generally invests in common stocks of larger companies, although it may purchase companies of any size. The Fund managers look for stocks of companies they believe will increase in value over time, using a growth investment strategy developed by American Century Investment Management, Inc. This strategy looks for companies with earnings and revenues that are growing at a successively faster or accelerating pace. The Fund will usually purchase common stocks, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, non-leveraged stock index futures contracts and options, notes, bonds and other debt securities. The Fund generally limits its purchase of debt securities to investment-grade obligations, except for convertible debt securities, which may be rated below investment grade.

   Although most of the Fund's assets will be invested in U.S. companies, there is no limit on the amount of assets the Fund can invest in foreign companies. Foreign investing involves special risks such as political instability and currency fluctuation.

   DREYFUS APPRECIATION FUND, INC. The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as investment adviser of the Dreyfus Appreciation Fund, Inc. (the "Fund").

   INVESTMENT OBJECTIVES AND MAIN INVESTMENTS: To seek long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the Fund generally invests at least 80% of its net assets in the common stock of U.S. and foreign companies. The Fund focuses on "blue-chip" companies with total market values of more than $5 billion. These established companies have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

   In choosing stocks, the Fund looks for growth companies. The Fund is also alert to companies which it considers undervalued in terms of earnings, assets or growth prospects. The Fund generally maintains relatively large positions in the securities it purchases.

   The Fund employs a "buy-and-hold" investment strategy, and seeks to keep annual portfolio turnover below 15%. As a result, the Fund invests for long-term growth rather than short-term profits.

   DREYFUS PREMIER STRATEGIC VALUE FUND (CLASS A). The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as the investment adviser of the Dreyfus Premier Strategic Value Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek capital appreciation. To pursue this goal, the Fund invests at least 80% of its net assets in stocks. The Fund's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings. The Fund's portfolio manager identifies potential investments through extensive quantitative and fundamental research. The Fund will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

o value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

o business health, or overall efficiency and profitability as measured by return on assets and return on equity

o business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm

   The Fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the manager's expectations.

   At  times,  the  Fund  may  engage  in  short-selling,   hedging  techniques,
overweighting industry and security positions, and investing in small companies, high-yield debt securities and private placements.

   DREYFUS MIDCAP VALUE FUND. The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as the investment adviser of the Dreyfus Midcap Value Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek to surpass the performance of the Russell Midcap Value Index. To pursue this goal, the Fund invests at least 80% of its assets in midcap stocks with market capitalizations between $1 billion and $25 billion at the time of purchase. Because the Fund may continue to hold a security whose market capitalization grows, a substantial portion of the Fund's holdings can have market capitalizations in excess of $25 billion at any given time. The Fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings.

   The Fund's portfolio manager identifies potential investments through extensive quantitative and fundamental research. The Fund will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

o value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

o business health, or overall efficiency and profitability as measured by return on assets and return on equity

o business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm

   The Fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the portfolio manager's expectations.

   DREYFUS GENERAL MONEY MARKET FUND (CLASS B). The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as the investment adviser of the General Money Market Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the Fund invests in a diversified portfolio of high quality, short-term debt securities, including the following:

o securities issued or guaranteed by the U.S. government or its agencies or instrumentalities

o  certificates  of  deposit,  time  deposits,  bankers'  acceptances  and other
   short-term   securities   issued  by  domestic  or  foreign  banks  or  their
   subsidiaries or branches

o  repurchase agreements

o  asset-backed securities

o  domestic  and   dollar-denominated   foreign   commercial  paper,  and  other
   short-term corporate obligations, including those with floating or variable rates of interest

o dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies.

   Normally, the Fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations. FIDELITY(R) ADVISOR VALUE STRATEGIES FUND (CLASS T). Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as the investment adviser of Fidelity Advisor Value Strategies Fund (the "Fund").

   INVESTMENT OBJECTIVE: To seek capital appreciation.

   FUND STRATEGY: The Fund normally invests its assets primarily in common stocks. The Fund invests in securities of companies that Fidelity Management & Research Company believes are undervalued in the marketplace in relation to factors such as the assets, earnings, or growth potential. (The stocks of these companies are often called "value" stocks.) The Fund focuses on investments in securities issued by medium-sized companies, but may also make substantial investments in securities issued by larger or smaller companies. The Fund may invest in domestic and foreign issuers.

   FIDELITY(R) ADVISOR DIVIDEND GROWTH FUND (CLASS T). Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as the investment adviser of Fidelity Advisor Dividend Growth Fund (the "Fund").

   INVESTMENT OBJECTIVE: To seek capital appreciation.

   FUND STRATEGY: The Fund normally invests primarily in common stocks. The Fund normally invests at least 80% of its total assets in companies that Fidelity Management & Research Company believes have the potential for dividend growth by either increasing their dividends or commencing dividends, if none are currently paid. The Fund may invest in domestic and foreign issuers. Fidelity Management & Research Company uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments for the Fund.

   FIDELITY(R) ADVISOR MID CAP FUND (CLASS T). Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as investment adviser of the Fidelity Advisor Mid Cap Fund (the "Fund").

   INVESTMENT OBJECTIVE: To seek long-term growth of capital.

   FUND STRATEGY: The Investment Manager, Fidelity Management & Research Company, normally invests at least 80% of the Fund's total assets in securities of companies with medium market capitalization. The Investment Manager may also invest the Fund's assets in companies with smaller or larger market capitalizations. The Investment Manager may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

   FIDELITY(R) ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND (CLASS T). Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as investment adviser of the Fidelity Advisor International Capital Appreciation Fund (the "Fund").

   INVESTMENT OBJECTIVE: To seek long-term growth of capital.

   FUND STRATEGY: The Investment Manager, Fidelity Management & Research Company, normally invests primarily in non-U.S. securities, including securities of issuers located in emerging markets. The Investment Manager normally invests the fund's assets primarily in common stocks. The Investment Manager may also lend the Fund's securities to broker-dealers or other institutions to earn income for the Fund.

   FIDELITY ADVISOR REAL ESTATE FUND (CLASS T). Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as the investment adviser of the Fidelity Advisor Real Estate Fund (the "Fund").

   INVESTMENT OBJECTIVE: To seek above-average income and long-term capital growth, consistent with reasonable investment risk. The Fund seeks to achieve a yield that exceeds the composite yield of the Standard & Poor's 500SM Index.

   FUND STRATEGY: The Fund normally invests primarily in common stocks, investing at least 80% of assets in securities of companies principally engaged in the real estate industry and other real estate related investments. The Fund invests in domestic and foreign issuers, using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

   INVESCO DYNAMICS FUND (CLASS K). INVESCO Funds Group, Inc., located at 7800 East Union Avenue, Denver, Colorado, serves as the investment adviser of the INVESCO Dynamics Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek growth of capital. The Fund pursues its objective by investing primarily in common stocks of mid-sized companies--those with market capitalizations between $2 billion and $15 billion at the time of purchase--but also has the flexibility to invest in other types of securities including preferred stocks, convertible securities, and bonds.

   The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors that INVESCO believes will lead to rapid sales or earnings growth.

   The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the Fund's investments are usually bought and sold relatively frequently.

   While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

   INVESCO TECHNOLOGY FUND (CLASS K). INVESCO Funds Group, Inc., located at 7800 East Union Avenue, Denver, Colorado, serves as the investment adviser of the INVESCO Technology Fund (the "Fund).

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek growth of capital. The Fund invests primarily in the equity securities of companies engaged in technology-related industries. These include, but are not limited to, applied technology, bio-technology, communications, computers, electronics, Internet, IT services and consulting, software, telecommunications equipment and services, office and factory automation, networking, robotics and video. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.

   A core portion of the Fund's portfolio is invested in market-leading technology companies that INVESCO, the Fund's adviser, believes will maintain or improve their market share regardless of overall economic conditions. These companies are usually large, established firms that are leaders in their field and have a strategic advantage over many of their competitors. The remainder of the Fund's portfolio consists of faster-growing, more volatile technology companies that INVESCO believes to be emerging leaders in their fields. The market prices of these companies tend to rise and fall more rapidly than those of larger, more established companies.

   NORTHERN INSTITUTIONAL BALANCED FUND (CLASS A). Northern Trust Investments, N.A., 50 South LaSalle Street, Chicago, Illinois 60675, and Northern Trust Global Investments (Europe) Limited, 6 Devonshire Square, London, EC2A 4YE, United Kingdom, serve jointly as investment advisers of the Northern Institutional Balanced Fund (the "Fund").

   INVESTMENT OBJECTIVES AND MAIN INVESTMENTS: To seek to provide long-term capital appreciation and current income. The Fund will, under normal circumstances, invest up to 75% of its net assets in equity securities and at least 25% in fixed income securities. Within these limitations, the actual mix of assets will vary depending on the investment management team's analysis of market and economic conditions, including expected earnings, long-term interest rates and risk premiums.

   NORTHERN LARGE CAP VALUE FUND. Northern Trust Investments, N.A., 50 South LaSalle Street, Chicago, Illinois 60675, serves as investment adviser of the Northern Large Cap Value Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek to provide long-term capital appreciation. The Fund will invest, under normal circumstances, at least 80% of its net assets in the equity securities of large capitalization companies. Large capitalization companies are generally considered to be those whose market capitalization is, at the time the Fund makes an investment, similar to the market capitalization of the companies in the Standard & Poor's 500 Composite Stock Price Index. The Fund is not limited to stocks included in the index. Although the Fund invests primarily in the securities of U.S. issuers, it may make limited investments in securities of foreign issuers either directly or indirectly.

   NORTHERN SELECT EQUITY FUND. Northern Trust Investments, N.A., 50 South LaSalle Street, Chicago, Illinois 60675, serves as investment adviser of the Northern Select Equity Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek to provide long-term capital appreciation. Any income received is incidental to this objective. The Fund will invest, under normal circumstances, at least 80% of its net assets in the equity securities. Companies in which the Fund invests are selected by the investment management team for their growth potential and generally will have market capitalizations in excess of $1 billion. Although the Fund invests primarily in the securities of U.S. companies, it may make limited investments in the securities of foreign issuers either directly or indirectly.

   PIMCO REAL RETURN FUND (CLASS R). Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, serves as investment adviser of the PIMCO Real Return Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek maximum real return, consistent with preservation of real capital and prudent investment management. The Fund seeks its investment objective by investing under normal circumstances at least 65% of its total assets in inflation-indexed bonds of varying maturities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities.

   PIMCO TOTAL RETURN FUND (CLASS R). PIMCO, 840 Newport Center Drive, Newport Beach, California 92660, serves as investment adviser of the PIMCO Total Return Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

   RS PARTNERS FUND. RS Investment Management, L.P., 388 Market Street, San Francisco, CA 94111, serves as investment adviser of the RS Partners Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term growth. The Fund invests in equity securities primarily of companies with market capitalizations of up to $2 billion that RS Investments believes are undervalued. The Fund may invest most or all of its assets in securities of U.S. companies, but may also invest any portion of its assets in foreign securities. The Fund is a non-diversified mutual fund and, as such, may invest in a more limited number of issuers than a diversified mutual fund.

   RYDEX SECTOR ROTATION FUND (CLASS H). Rydex Global Advisors serves as investment adviser of the Rydex Sector Rotation Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long term capital appreciation The Fund seeks to respond to the dynamically moving economy by moving its investments among different sectors or industries. Each month, the Fund's investment adviser, Rydex Global Advisors, using a quantitative methodology, ranks approximately fifty-nine different industries based on several measures of price momentum. The Fund then invests in the top ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, but may also invest in equity derivatives such as futures contracts, options and swap transactions. The Fund may also enter into short sales.

   SECURITY CAPITAL PRESERVATION FUND (CLASS A). Security Capital Preservation Fund (the "Fund") invests all of its assets in a master portfolio (the "Portfolio"). Deutsche Asset Management, Inc., 280 Park

   Avenue, New York, New York 10017 serves as investment adviser of the Portfolio. INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek a high level of current income while seeking to maintain a stable value per share. The Fund, through the Portfolio, seeks to achieve its goal by investing in fixed income securities of varying maturities, money market instruments and futures and options (including futures and options traded on foreign exchanges, such as bonds and equity indices of foreign countries). The Fund attempts to maintain a stable share value by entering into contracts, called Wrapper Agreements, with financial institutions, such as insurance companies or banks.

   SECURITY DIVERSIFIED INCOME FUND (CLASS A). Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas, serves as the investment adviser of Security Diversified Income Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek a high level of interest income with security of principal. The Fund pursues its objective, under normal market conditions, by investing primarily in a diversified portfolio of investment grade debt securities. The Fund expects to maintain a weighted average duration of three to ten years. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar denominated foreign securities. Some of the asset classes in which the Fund invests may include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment grade mortgage-backed securities, investment grade asset-backed securities and U.S. Government securities.

   The Fund may also invest a portion of its assets in options and futures contracts.

   SECURITY INCOME OPPORTUNITY FUND (CLASS A). Security Income Opportunity Fund (the "Fund") is a separate series of Security Income Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the investment adviser of the Fund. Security Management Company has engaged Four Corners Capital Management, LLC ("Four Corners"), 515 S. Flower Street, Suite 4310, Los Angeles, California 90071, to provide investment advisory services to the Fund.

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek a high level of current income. The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in senior secured floating rate corporate loans ("Senior Loans") and corporate debt securities. The Senior Loans and corporate debt securities in which the Fund invests generally are rated in medium or lower rating categories, or determined by Four Corners to be of comparable quality. Such securities are commonly referred to as "high yield" or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The Fund may invest up to 10% of its net assets in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. The Fund may also invest a portion of its assets in other types of securities or instruments.

   SECURITY HIGH YIELD FUND (CLASS A). Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas, serves as the investment adviser of Security High Yield Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek high current income. Capital appreciation is a secondary objective. The Fund pursues its objective by investing at least 80% of its assets, under normal market conditions, in a broad range of high-yield, high risk debt securities rated in medium or lower rating categories or determined by Security Management Company to be of comparable quality ("junk bonds"). However, the Fund will not invest in debt securities which, at the time of purchase, are rated in default. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar denominated foreign securities. The Fund may also invest in equity securities and securities with equity characteristics, including common and preferred stocks, American Depositary Receipts, warrants and rights, exchange-traded real estate investment trusts ("REITS") and in a variety of investment vehicles that seek to track the performance of a specific index. The Fund's average dollar weighted maturity is expected to be between 3 and 15 years.

   SECURITY ALPHA OPPORTUNITY FUND (CLASS A). Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the investment adviser of Security Alpha Opportunity Fund (the "Fund"). Security Management Company has engaged Mainstream Investment Advisers, LLC, 101 West Spring Street, Suite 401, New Albany, Indiana 47150, to provide investment advisory services with regard to a portion of the Fund's assets.

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, approximately 50% of its total assets according to a long/short strategy managed by the Fund's sub-adviser, Mainstream, and 50% of its total assets according to a strategy managed by Security Management Company that seeks investment returns similar to those of the S&P 500 Index.

   The Fund pursues its long/short strategy by investing primarily in publicly-traded equity securities, principally common stocks, but to a lesser degree in exchange traded funds and other securities with equity characteristics. The Fund may engage in short sales of securities believed to be overvalued. The Fund pursues its index strategy primarily by investing in a portfolio of equity securities, equity derivatives and fixed income securities that is intended to closely track the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index").

   SECURITY GLOBAL FUND (CLASS A). Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the investment adviser of Security Global Fund (the "Fund"). Security Management Company has engaged OppenheimerFunds, Inc., 498 Seventh Avenue, New York, New York 10018, to provide investment advisory services to the Fund.

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States. The Fund pursues its objective by investing, under normal market conditions, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States. The Fund primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. While the Fund may invest in the United States, there is no limit on its foreign investments. The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund. Investments in debt securities may be made when market conditions are uncertain. The Fund also may invest a portion of its assets in options, futures contracts and foreign currencies, which may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. The Fund may also invest in emerging market countries.

   SECURITY EQUITY FUND (CLASS A). Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser of the Security Equity Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include American Depositary Receipts ("ADRs") and convertible securities. The Fund typically invests in the equity securities of companies whose total market value is $5 billion or greater at the time of purchase.

   The Fund also may invest a portion of its assets in options and futures contracts.

   The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

   SECURITY LARGE CAP GROWTH FUND (CLASS A). Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser of the Security Large Cap Growth Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in common stock and other equity securities of large capitalization companies that, in the opinion of Security Management Company, have long-term capital growth potential. The Fund defines large capitalization companies as those whose total market value is at least $5 billion at the time of purchase. The Fund invests primarily in a portfolio of common stocks, which may include ADRs and other securities with common stock characteristics, such as securities convertible into common stocks. The Fund is non-diversified as defined in the Investment Company Act of 1940, which means that it may hold a larger position in a smaller number of securities than a diversified fund. The Fund may also concentrate its investments in a particular industry that represents 20% or more of its benchmark index, the Russell 1000 Growth Index.

   The Fund also may invest a portion of its assets in options and futures contracts.

   The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

   SECURITY MID CAP VALUE FUND (CLASS A). Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser of the Security Mid Cap Value Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the S&P Mid Cap 400 Index. The index currently consists of securities of companies with capitalizations that range from $336 million to $11.8 billion. The Fund may also invest in ADRs. The Fund typically invests in equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows. Due to the nature of the value companies, the securities included in the Fund's portfolio typically consist of small- to medium-sized companies. The Fund is subject to the risks associated with investing in small capitalization companies.

   The Fund also may invest a portion of its assets in options and futures contracts.

   The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

   SECURITY SMALL CAP GROWTH FUND (CLASS A). Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the investment adviser of Security Small Cap Growth Fund (the "Fund"). Security Management Company has engaged RS Investment Management, L.P. ("RS Investment"), 388 Market Street, San Francisco, California 94111, to provide investment advisory services to the Fund.

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term growth of capital. The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies with market capitalizations of $1.5 billion or less at the time of investment that, in the opinion of RS Investment, have the potential for long-term capital growth. The Fund may invest the remainder of its assets in securities of companies of any size. The Fund may also engage in short sales of securities it expects to decline in price. The Fund will likely invest a portion of its assets in technology and Internet-related companies.

   In selecting investments for the Fund, RS Investment looks for companies with sustainable revenue and earnings growth, companies that have a sustainable competitive advantage, superior financial characteristics, and strong management; and companies that are under-followed by Wall Street analysts. The Fund may sell a stock when RS Investment believes that a company no longer provides these advantages or that the stock's price fully reflects what RS Investment believes to be the company's value.

   SECURITY SOCIAL AWARENESS FUND (CLASS A). Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the investment adviser of Security Social Awareness Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek capital appreciation. The Fund pursues its objective by investing, under normal market conditions, in a well-diversified portfolio of equity securities that Security Management Company, LLC believes have above-average earnings potential and which meet certain established social criteria. The Fund also may invest in companies that are included in the Domini 400 Social IndexSM, which companies will be deemed to comply with the Fund's social criteria.

   The Fund typically invests in the common stock of companies whose total market value is $5 billion or greater at the time of purchase.

   SECURITY LARGE CAP VALUE FUND (CLASS A). Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the investment adviser of Security Large Cap Value Fund (formerly Security Growth and Income
Fund) (the "Fund"). Security Management Company has engaged The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, to provide investment advisory services to the Fund.

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in large-capitalization value companies (those whose total market value is $5 billion or greater at the time of purchase). The Fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers. The Fund may invest a portion of its assets in options and futures contracts.

   SECURITY MID CAP GROWTH FUND (CLASS A). Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the investment adviser of Security Mid Cap Growth Fund (formerly Security Ultra Fund) (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek capital appreciation. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the S&P Mid Cap 400 Index. The index currently consists of securities of companies with capitalizations that range from $336 million to $11.8 billion.

   The Fund also may invest a portion of its assets in options and futures contracts.

   The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

   STRONG GROWTH AND INCOME FUND (ADVISOR CLASS). Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, serves as investment adviser of the Strong Growth and Income Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek high total return by investing for capital growth and income. The Fund, under normal conditions, focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth. To a limited extent, the Fund may also invest in foreign-based companies, primarily through American Depositary Receipts (ADRs). The manager's investment philosophy is that the stocks of companies with strong relative earnings growth will perform well over time. To choose investments, the manager focuses on those companies that are improving their returns on invested capital. The manager utilizes fundamental analysis such as management interviews and financial statement analysis. In addition, quantitative analysis is utilized to screen undervalued securities, improving returns and earnings growth.

   STRONG GROWTH 20 FUND (ADVISOR CLASS). Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, serves as investment adviser of the Strong Growth 20 Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek capital growth. The Fund focuses, under normal conditions, on stocks of 20 to 30 companies that its manager believes have favorable prospects for accelerating growth of earnings, but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. In addition, the Fund may utilize an active trading approach and may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return. To a limited extent, the Fund may also invest in foreign securities.

   STRONG ADVISOR SMALL CAP VALUE FUND (CLASS A). Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, serves as investment adviser of the Strong Advisor Small Cap Value Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek capital growth. The Fund invests, under normal conditions, at least 65% of its assets in stocks of small-capitalization companies that its manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines "small-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell 2500 Index at the time of investment. The manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic, or social environment.

   The Fund writes put and call options. To a limited extent, the Fund may also invest in foreign securities.

   STRONG OPPORTUNITY FUND (ADVISOR CLASS). Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, serves as investment adviser of the Strong Opportunity Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek capital growth. The Fund invests, under normal conditions, primarily in stocks of medium-capitalization companies that Strong Capital Management believes are underpriced, yet have attractive growth prospects. Strong bases its analysis on a company's "private market value"--the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. To a limited extent, the Fund may also invest in foreign securities.

   VAN KAMPEN EQUITY AND INCOME FUND (CLASS A). Van Kampen Asset Management Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, serves as investment adviser of the Van Kampen Equity and Income Fund (the "Fund").

   INVESTMENT OBJECTIVES AND MAIN INVESTMENTS: To seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary objective. The Fund seeks to achieve its investment objectives by investing primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies that Van Kampen Asset Management, Inc. believes offer the potential for income with safety of principal and long-term growth of capital. The Fund may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.

   VAN KAMPEN COMSTOCK FUND (CLASS A). Van Kampen Asset Management Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, serves as investment adviser of the Van Kampen Comstock Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Fund seeks to achieve its investment objective under normal market conditions by investing in a portfolio of equity securities, consisting principally of common stocks. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies believed by Van Kampen Asset Management to possess the potential for capital growth and income. The Fund may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.

   VAN KAMPEN AGGRESSIVE GROWTH FUND (CLASS A). Van Kampen Investment Advisory Corp., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, serves as investment adviser of the Van Kampen Aggressive Growth Fund (the "Fund").

   INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek capital growth. The Fund seeks to achieve its investment objective under normal conditions by investing at least 65% of the Fund's total assets in common stocks or other equity securities of companies that Van Kampen Investment Advisory Corp. believes have an above-average potential for capital growth. The Fund focuses primarily on equity securities of small- and medium-sized companies, although the Fund may invest in larger-sized companies that Van Kampen Investment Advisory Corp. believes have an above-average potential for capital growth. The Fund may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.

                       SECUREDESIGNS(SM) VARIABLE ANNUITY

                       STATEMENT OF ADDITIONAL INFORMATION


                                DATE: MAY 1, 2004



                  INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED
                            VARIABLE ANNUITY CONTRACT


                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497
                                 1-800-888-2461


This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the SecureDesigns Variable Annuity dated May 1, 2004, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from The Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.

                                TABLE OF CONTENTS

                                                                            Page

GENERAL INFORMATION AND HISTORY ............................................   3
   Safekeeping of Assets ...................................................   3

DISTRIBUTION OF THE CONTRACT ...............................................   3

METHOD OF DEDUCTING THE EXCESS CHARGE ......................................   3

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS ......   4
   Section 403(b) ..........................................................   4
   Sections 408 and 408A ...................................................   4

PERFORMANCE INFORMATION ....................................................   5

EXPERTS ....................................................................  10

FINANCIAL STATEMENTS .......................................................  10

GENERAL INFORMATION AND HISTORY

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company ("the Company"), and the SBL Variable Annuity Account XIV (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS -- The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

DISTRIBUTION OF THE CONTRACT

Security Distributors, Inc. ("SDI"), a wholly-owned subsidiary of the Company, is Principal Underwriter of the Contract. SDI is registered as a broker/dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The offering of the Contracts is continuous.

Subject to arrangements with the Company, the Contract is sold by independent broker/dealers who are members of the NASD and who become licensed to sell variable annuities for the Company, and by certain financial institutions. SDI acts as principal underwriter on behalf of the Company for the distribution of the Contract. SDI is not compensated under its Distribution Agreement with the Company and receives no underwriting commissions.

The compensation payable by SDI under these arrangements may vary, but is not expected to exceed in the aggregate 6.5% of purchase payments and 1% of contract value on an annualized basis.

METHOD OF DEDUCTING THE EXCESS CHARGE

The minimum mortality and expense risk charge of 0.60%, and the administration charge of 0.15%, on an annual basis, of each Subaccount's average daily net assets, are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month ("Record Date"). The Company will pay the dividend on a subsequent Valuation Date ("Reinvestment Date") within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1. the amount of dividend per Accumulation Unit; times

2. the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3. the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Equity Subaccount and no Riders, the Excess Charge would be computed as follows:

Mortality and Expense Risk Charge..........         0.70%
Plus:  Optional Rider Charge...............     +    N/A
Less:  Minimum Charge......................     -   0.60%
                                                    -----
Excess Charge on an Annual Basis...........         0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on

December 31 (Record Date), the net dividend amount would be as follows:


Accumulation Unit Value as of
   Valuation Date before Record Date...       $  10.00
Accumulation Unit Value
   as of Reinvestment Date.............       $  9.975
                                               -------
Gross Dividend Per Unit................       $  0.025
Less:  Excess Charge Per Unit..........    -  $0.00085
                                               -------
Net Dividend Per Unit..................       $0.02415
Times:  Number of Accumulation Units...    x     5,000
                                               -------
Net Dividend Amount....................       $ 120.75

The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the Equity Subaccount, as follows: $0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment
Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the dividend reinvestment.

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

SECTION 403(b) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits. The maximum exclusion allowance (MEA) limit under Section 403(b)(2) of the Code was repealed effective in 2002.

Section 402(g) generally limits an employee's annual salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to the applicable dollar amount shown in the table below:


        TAX YEAR               DEFERRED AMOUNT
        --------               ---------------
          2004                     $13,000
          2005                     $14,000
   2006 and thereafter             $15,000


The $15,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. If an individual is age 50 or over, catch up contributions can be made to a 403(b) annuity during the tax years and at the rates set forth in the table below:


                                 ADDITIONAL
        TAX YEAR               CATCH UP AMOUNT
        --------               ---------------
          2004                     $3,000
          2005                     $4,000
   2006 and thereafter             $5,000


The $5,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. The limit will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by $3,000 per year, subject to an aggregate limit of $15,000 for all years.


Section 415(c) also provides an overall limit on the amount of employer and employee salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally the
Section 415(c) limit is the lesser of (i) $41,000, or (ii) 100% of the employee's annual compensation.


SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:


        TAX YEAR                AMOUNT
        --------                ------
          2004                  $3,000
        2005-2007               $4,000
   2008 and thereafter          $5,000

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $500 during the tax years of 2004-2005, or $1,000 for the tax year 2006 and thereafter.


Spousal IRAs allow an owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 15% of the compensation of the participant in the Plan, or (b) $41,000. Salary reduction contributions, if any, are subject to additional annual limits.

PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

                                                         365/7
              Effective Yield = [(Base Period Return + 1)     ] - 1


For the seven-day period ended December 31, 2003, the yield of the Money Market Subaccount was -1.00% and the effective yield of the Money Market Subaccount was -1.00%.



Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
        n
P(1 + T) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may simultaneously be shown for other periods and will include total return for periods beginning prior to availability of the Contract. Such total return figures are based upon the performance of the respective Underlying Fund, adjusted to reflect the maximum charges imposed under the Contract.


Average annual total return figures reflect the deduction of the maximum mortality and expense risk and optional Rider charges of 2.40%, the administration charge of 0.15%, the account administration charge of $30, and the contingent deferred sales charge. Total return figures may be quoted that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the level of return quoted. Total return figures that do not reflect deduction of all charges will be accompanied by total return figures that reflect such charges.


All Average Annual Return figures are based upon the performance of the corresponding Underlying Fund, adjusted to reflect the maximum charges imposed under the Contract, except that Average Annual Return (without contingent deferred sales charge and administration charge), does not reflect any applicable withdrawal charge or account administration charge of $30. Those charges, if reflected, would reduce such average annual return figures. All average annual return figures are as of December 31, 2003.

AVERAGE ANNUAL RETURN (With Contingent Deferred Sales Charge and Administration Charge)
-----------------------------------------------------------------------------------------------------
                                                           1 Year           5 Years(1)       10 Years
-----------------------------------------------------------------------------------------------------
Equity Subaccount                                           8.67%           (13.96)%            --
-----------------------------------------------------------------------------------------------------
Large Cap Value Subaccount                                 15.86%            (9.54)%            --
-----------------------------------------------------------------------------------------------------
Global Subaccount                                          30.03%            (8.10)%            --
-----------------------------------------------------------------------------------------------------
Diversified Income Subaccount                              (8.42)%           (0.79)%            --
-----------------------------------------------------------------------------------------------------
Large Cap Growth Subaccount                                11.20%           (16.75)%            --
-----------------------------------------------------------------------------------------------------
Enhanced Index Subaccount                                  14.71%           (12.83)%            --
-----------------------------------------------------------------------------------------------------
Mid Cap Growth Subaccount                                  42.46%           (10.03)%            --
-----------------------------------------------------------------------------------------------------
Managed Asset Allocation Subaccount                        10.94%            (5.89)%            --
-----------------------------------------------------------------------------------------------------
Equity Income Subaccount                                   12.26%            (3.92)%            --
-----------------------------------------------------------------------------------------------------
High Yield Subaccount                                       8.81%            (0.24)%            --
-----------------------------------------------------------------------------------------------------
Small Cap Value Subaccount                                 37.18%            10.54%             --
-----------------------------------------------------------------------------------------------------
Social Awareness Subaccount                                11.03%           (13.24)%            --
-----------------------------------------------------------------------------------------------------
Mid Cap Value Subaccount                                   40.59%             6.34%             --
-----------------------------------------------------------------------------------------------------
Main Street Growth and Income(R) Subaccount                13.29%           (10.86)%            --
-----------------------------------------------------------------------------------------------------
Small Cap Growth Subaccount                                42.54%           (11.39)%            --
-----------------------------------------------------------------------------------------------------
Select 25 Subaccount                                        4.97%           (15.85)%            --
-----------------------------------------------------------------------------------------------------
Alpha Opportunity Subaccount                                8.50%(2)            --              --
-----------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Subaccount                            19.24%(3)            --              --
-----------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Subaccount                    14.74%(3)            --              --
-----------------------------------------------------------------------------------------------------
American Century VP Ultra Subaccount                        8.13%(3)            --              --
-----------------------------------------------------------------------------------------------------
American Century VP Value Subaccount                       14.57%(3)            --              --
-----------------------------------------------------------------------------------------------------
INVESCO VIF Health Sciences Subaccount                      8.60%(3)            --              --
-----------------------------------------------------------------------------------------------------
INVESCO VIF Real Estate Subaccount                         20.94%(3)            --
-----------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Subaccount               27.24%(3)            --              --
-----------------------------------------------------------------------------------------------------

AVERAGE ANNUAL RETURN (With Contingent Deferred Sales Charge and Administration Charge)
-----------------------------------------------------------------------------------------------------
                                                           1 Year           5 Years(1)       10 Years
-----------------------------------------------------------------------------------------------------
PIMCO VIT All Asset Subaccount                              0.00%(3)            --              --
-----------------------------------------------------------------------------------------------------
PIMCO VIT Low Duration Subaccount                          (9.08)%(3)           --              --
-----------------------------------------------------------------------------------------------------
PIMCO VIT Real Return Subaccount                           (4.32)%(3)           --              --
-----------------------------------------------------------------------------------------------------
Rydex VT Sector Rotation Subaccount                        14.91%(3)            --              --
-----------------------------------------------------------------------------------------------------

(1) From January 12, 2001 (date of Separate Account inception) to December 31, 2003.

(2) From July 7, 2003 (date of underlying fund inception) to December 31, 2003.

(3) From May 1, 2003 (date subaccount added to Separate Account) to December 31, 2003.



AVERAGE ANNUAL RETURN (Without Contingent Deferred Sales Charge and Administration Charge)
-----------------------------------------------------------------------------------------------------------
                                                           1 Year           5 Years          10 Years
-----------------------------------------------------------------------------------------------------------
Equity Subaccount                                          20.68%            (5.70)%           6.67%
-----------------------------------------------------------------------------------------------------------
Large Cap Value Subaccount                                 27.99%            (3.40)%           5.09%
-----------------------------------------------------------------------------------------------------------
Global Subaccount                                          42.39%             8.36%            9.43%
-----------------------------------------------------------------------------------------------------------
Diversified Income Subaccount                               2.42%             4.08%            4.35%
-----------------------------------------------------------------------------------------------------------
Large Cap Growth Subaccount                                23.25%           (13.21)%(1)          --
-----------------------------------------------------------------------------------------------------------
Enhanced Index Subaccount                                  26.82%            (3.75)%(2)          --
-----------------------------------------------------------------------------------------------------------
Mid Cap Growth Subaccount                                  55.04%            11.27%           12.02%
-----------------------------------------------------------------------------------------------------------
Managed Asset Allocation Subaccount                        22.98%             2.10%            7.32%(3)
-----------------------------------------------------------------------------------------------------------
Equity Income Subaccount                                   24.33%             4.33%           10.55%(3)
-----------------------------------------------------------------------------------------------------------
High Yield Subaccount                                      20.82%             4.21%            6.03%(4)
-----------------------------------------------------------------------------------------------------------
Small Cap Value Subaccount                                 49.67%            17.21%(1)           --
-----------------------------------------------------------------------------------------------------------
Social Awareness Subaccount                                23.07%            (3.65)%           6.53%
-----------------------------------------------------------------------------------------------------------
Mid Cap Value Subaccount                                   53.14%            17.67%           20.18%(5)
-----------------------------------------------------------------------------------------------------------
Main Street Growth and Income(R) Subaccount                25.38%            (5.74)%(1)          --
-----------------------------------------------------------------------------------------------------------
Small Cap Growth Subaccount                                55.11%             6.24%            5.98%(6)
-----------------------------------------------------------------------------------------------------------
Select 25 Subaccount                                       16.91%            (5.12)%(2)          --
-----------------------------------------------------------------------------------------------------------
Alpha Opportunity Subaccount                               17.90%(7)            --               --
-----------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Subaccount                            32.13%             1.82%(8)           --
-----------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Subaccount                    26.09%             7.79%(8)           --
-----------------------------------------------------------------------------------------------------------
American Century VP Ultra Subaccount                       23.82%            (0.71)%(9)          --
-----------------------------------------------------------------------------------------------------------
American Century VP Value Subaccount                       27.83%             5.75%(10)          --
-----------------------------------------------------------------------------------------------------------
INVESCO VIF Health Sciences Subaccount                     26.81%             2.14%            8.18%(11)
-----------------------------------------------------------------------------------------------------------
INVESCO VIF Real Estate Subaccount                         37.80%            12.74%            7.61%(12)
-----------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Subaccount               43.10%             6.88%            5.19%(13)
-----------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL RETURN (Without Contingent Deferred Sales Charge and Administration Charge)
-----------------------------------------------------------------------------------------------------------
                                                           1 Year           5 Years          10 Years
-----------------------------------------------------------------------------------------------------------
PIMCO VIT All Asset Subaccount                              9.95%(14)           --               --
-----------------------------------------------------------------------------------------------------------
PIMCO VIT Low Duration Subaccount                           1.40%             4.67%(15)          --
-----------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return Subaccount                            7.06%            10.66%(16)          --
-----------------------------------------------------------------------------------------------------------
Rydex VT Sector Rotation Subaccount                        28.85%            (0.28)%(9)          --
-----------------------------------------------------------------------------------------------------------

(1)  From May 1, 2000 (date of Underlying Fund inception) to December 31, 2003.

(2)  From May 3, 1999 (date of Underlying Fund inception) to December 31, 2003.

(3)  From June 1, 1995 (date of Underlying Fund inception) to December 31, 2003.

(4)  From August 5, 1996 (date of Underlying Fund inception) to December 31,
     2003.

(5)  From April 30, 1997 (date of Underlying Fund inception) to December 31,
     2003.

(6) From October 15, 1997 (date of Underlying Fund inception) to December 31, 2003.

(7)  From July 7, 2003 (date of Underlying Fund inception) to December 31, 2003.

(8) From September 10, 2001 (date of Underlying Fund inception) to December 31, 2003.

(9)  From May 1, 2002 (date of Underlying Fund inception) to December 31, 2003.

(10) From August 14, 2001 (date of Underlying Fund inception) to December 31, 2003.

(11) From May 21, 1997 (date of Underlying Fund inception) to December 31, 2003.

(12) From March 31, 1998 (date of Underlying Fund inception) to December 31,
     2003.

(13) From May 1, 1998 (date of Underlying Fund inception) to December 31, 2003.

(14) From May 1, 2003 (date of Underlying Fund inception) to December 31, 2003.

(15) From February 16, 1999 (date of Underlying Fund inception) to December 31, 2003.

(16) From September 30, 1999 (date of Underlying Fund inception) to December 31, 2003.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.


Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in an Account over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the separate account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Series of the Mutual Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

EXPERTS


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of Variable Annuity Account XIV - SecureDesigns Variable Annuity at December 31, 2003, and for each of the specified periods ended December 31, 2003, or for portions of such periods as disclosed in the financial statements, included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003 and the financial statements of Variable Annuity Account XIV - SecureDesigns Variable Annuity at December 31, 2003, and for each of the specified periods ended December 31, 2003, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                        NEA VALUEBUILDER VARIABLE ANNUITY

                       STATEMENT OF ADDITIONAL INFORMATION


                                DATE: MAY 1, 2004


                  INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED
                            VARIABLE ANNUITY CONTRACT


                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497


This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Variable Annuity dated May 1, 2004, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from The Company by calling 1-800-NEA-VALU or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.

                                TABLE OF CONTENTS


                                                                            Page

GENERAL INFORMATION AND HISTORY............................................   3
   Safekeeping of Assets...................................................   3

DISTRIBUTION OF THE CONTRACT...............................................   3

METHOD OF DEDUCTING THE EXCESS CHARGE......................................   3

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS......   4
   Section 403(b)..........................................................   4
   Sections 408 and 408A...................................................   4

PERFORMANCE INFORMATION....................................................   5

EXPERTS....................................................................  10

FINANCIAL STATEMENTS.......................................................  10

GENERAL INFORMATION AND HISTORY

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company ("the Company"), and the SBL Variable Annuity Account XIV (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS -- The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

DISTRIBUTION OF THE CONTRACT

Security Distributors, Inc. ("SDI"), a wholly-owned subsidiary of the Company, is Principal Underwriter of the Contract. SDI is registered as a broker/dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The offering of the Contracts is continuous.

Subject to arrangements with the Company, the Contract is sold by independent broker/dealers who are members of the NASD and who become licensed to sell variable annuities for the Company, and by certain financial institutions. SDI acts as principal underwriter on behalf of the Company for the distribution of the Contract. SDI is not compensated under its Distribution Agreement with the Company and receives no underwriting commissions.

The compensation payable by SDI under these arrangements may vary, but is not expected to exceed in the aggregate 6.5% of purchase payments and 1% of contract value on an annualized basis.

METHOD OF DEDUCTING THE EXCESS CHARGE

The minimum mortality and expense risk charge of 0.75%, and the administration charge of 0.15%, on an annual basis, of each Subaccount's average daily net assets, are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month ("Record Date"). The Company will pay the dividend on a subsequent Valuation Date ("Reinvestment Date") within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1.  the amount of dividend per Accumulation Unit; times

2. the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3. the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Security Equity Subaccount and no Riders, the Excess Charge would be computed as follows:

Mortality and Expense Risk Charge..........         0.75%
Plus:  Optional Rider Charge...............     +   0.10%
Less:  Minimum Charge......................     -   0.75%
                                                    -----
Excess Charge on an Annual Basis...........         0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on December 31 (Record Date), the net dividend amount would be as follows:

Accumulation Unit Value as of
   Valuation Date before Record Date...       $10.00
Accumulation Unit Value
   as of Reinvestment Date.............       $ 9.975
                                              -------
Gross Dividend Per Unit................       $ 0.025
Less:  Excess Charge Per Unit..........    -  $ 0.00085
                                              ---------
Net Dividend Per Unit..................       $ 0.02415
Times:  Number of Accumulation Units...    X      5,000
                                              ---------
Net Dividend Amount....................       $  120.75

The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the Security Equity Subaccount, as follows: $0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the dividend reinvestment.

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

LIMITS ON PURCHASE PAYMENTS
PAID UNDER TAX-QUALIFIED
RETIREMENT PLANS

SECTION 403(b) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g), and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits. The maximum exclusion allowance (MEA) limit under Section 403(b)(2) of the Code was repealed effective in 2002.

Section 402(g) generally limits an employee's annual salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to the applicable dollar amount shown in the table below:


        TAX YEAR               DEFERRED AMOUNT
        --------               ---------------
          2004                     $13,000
          2005                     $14,000
   2006 and thereafter             $15,000


The $15,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. If an individual is age 50 or over, catch up contributions can be made to a 403(b) annuity during the tax years and at the rates set forth in the table below:


                                 ADDITIONAL
        TAX YEAR               CATCH UP AMOUNT
        --------               ---------------
          2004                     $3,000
          2005                     $4,000
   2006 and thereafter             $5,000


The $5,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. The limit will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by $3,000 per year, subject to an aggregate limit of $15,000 for all years.


Section 415(c) also provides an overall limit on the amount of employer and employee salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally the
Section 415(c) limit is the lesser of (i) $41,000, or (ii) 100% of the employee's annual compensation.


SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:


        TAX YEAR                AMOUNT
        --------                ------
          2004                  $3,000
        2005-2007               $4,000
   2008 and thereafter          $5,000

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $500 during the tax years of 2004 and 2005, or $1,000 for the tax year 2006 and thereafter.


Spousal IRAs allow an owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable dollar amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.


Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 15% of the compensation of the participant in the Plan, or (b) $41,000. Salary reduction contributions, if any, are subject to additional annual limits.


PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Dreyfus General Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Dreyfus General Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

                                                     365/7
          Effective Yield = [(Base Period Return + 1)     ] - 1


For the seven-day period ended December 31, 2003, the yield of the Dreyfus General Money Market was -1.16% and the effective yield of the Dreyfus General Money Market was -1.15%.



Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
        n
P(1 + T) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may simultaneously be shown for other periods and will include total return for periods beginning prior to availability of the Contract. Such total return figures are based upon the performance of the respective Underlying Fund, adjusted to reflect the maximum charges imposed under the Contract.


Average annual total return figures reflect the deduction of the maximum mortality and expense risk and optional Rider charges of 2.45%, the administration charge of 0.15%, the account administration charge of $30, and the contingent deferred sales charge. Total return figures may be quoted that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the level of return quoted. Total return figures that do not reflect deduction of all charges will be accompanied by total return figures that reflect such charges.


All Average Annual Return figures are based upon the performance of the corresponding Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract, except that Average Annual Return (without contingent deferred sales charge and administration charge), does not reflect any applicable withdrawal charge or account administration charge of $30. Those charges, if reflected, would reduce the average annual return figures. All average annual return figures are as of December 31, 2003.

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURN
(With Contingent Deferred Sales Charge and Administration Charge)
--------------------------------------------------------------------------------
                                           1 Year        5 Years(1)     10 Years
--------------------------------------------------------------------------------
AIM Basic Value                            20.37%          (5.91)%        --
--------------------------------------------------------------------------------
AIM Mid Cap Core Equity                    14.06%          (2.93)%        --
--------------------------------------------------------------------------------
AIM Small Cap Growth                       25.72%         (12.78)%        --
--------------------------------------------------------------------------------
AIM Blue Chip                              12.27%         (18.55)%        --
--------------------------------------------------------------------------------
American Century Heritage                   8.19%         (14.99)%        --
--------------------------------------------------------------------------------
American Century Select                    11.34%         (15.28)%        --
--------------------------------------------------------------------------------
American Century Equity Income             10.89%           2.01%         --
--------------------------------------------------------------------------------
American Century International Growth      12.07%         (16.96)%        --
--------------------------------------------------------------------------------
Ariel                                      14.94%          (4.68)%2       --
--------------------------------------------------------------------------------
Ariel Premier Bond                         (7.93)%         (2.94)%(2)     --
--------------------------------------------------------------------------------
Calamos Growth                             28.77%          (2.82)%        --
--------------------------------------------------------------------------------
Calamos Growth and Income                  14.53%          (1.10)%        --
--------------------------------------------------------------------------------
Dreyfus Appreciation                        7.50%         (10.66)%        --
--------------------------------------------------------------------------------
Dreyfus Premier Strategic Value            30.15%          (6.12)%        --
--------------------------------------------------------------------------------
Dreyfus Midcap Value                       43.74%          (4.78)%        --
--------------------------------------------------------------------------------
Dreyfus General Money Market              (11.19)%         (6.01)%        --
--------------------------------------------------------------------------------
Fidelity Advisor Value Strategies          46.10%           0.99%         --
--------------------------------------------------------------------------------
Fidelity Advisor Dividend Growth            9.29%         (10.18)%        --
--------------------------------------------------------------------------------
Fidelity Advisor Mid Cap                   30.22%          (4.54)%        --
--------------------------------------------------------------------------------
Fidelity Advisor International
 Capital Appreciation                      27.44%          (4.28)%        --
--------------------------------------------------------------------------------
INVESCO Dynamics                           24.64%         (22.88)%        --
--------------------------------------------------------------------------------
INVESCO Technology                         29.34%         (35.82)%        --
--------------------------------------------------------------------------------
PIMCO High Yield                           10.27%           1.92%(2)      --
--------------------------------------------------------------------------------
Security Capital Preservation              (8.22)%         (2.67)%        --
--------------------------------------------------------------------------------
Security Diversified Income                (8.90)%         (1.04)%        --
--------------------------------------------------------------------------------
Security Global                            28.07%          (9.77)%        --
--------------------------------------------------------------------------------
Security Equity                             8.01%         (14.28)%        --
--------------------------------------------------------------------------------
Security Large Cap Growth                  10.39%         (17.07)%        --
--------------------------------------------------------------------------------
Security Mid Cap Value                     38.13%           5.50%         --
--------------------------------------------------------------------------------
Security Small Cap Growth                  41.15%         (12.18)%        --
--------------------------------------------------------------------------------
Security Social Awareness                   9.44%         (13.42)%        --
--------------------------------------------------------------------------------
Security Large Cap Value                   14.04%         (10.10)%        --
--------------------------------------------------------------------------------
Security Mid Cap Growth                    42.15%          (8.96)%        --
--------------------------------------------------------------------------------
Strong Growth and Income                   11.38%         (14.86)%        --
--------------------------------------------------------------------------------
Strong Growth 20                           14.25%         (27.47)%        --
--------------------------------------------------------------------------------
Strong Advisor Small Cap Value             34.82%           9.22%         --
--------------------------------------------------------------------------------
Strong Opportunity                         24.02%          (9.98)%        --
--------------------------------------------------------------------------------
Van Kampen Equity and Income                9.23%          (3.79)%        --
--------------------------------------------------------------------------------
Van Kampen Comstock                        17.74%          (5.65)%        --
--------------------------------------------------------------------------------
Van Kampen Aggressive Growth               25.73%         (23.83)%        --
--------------------------------------------------------------------------------

(1) From January 12, 2001 (date of commencement of Separate Account operations) to December 31, 2003. The Separate Account commenced operations prior to the date the Contract was first made available for purchase on July 2, 2001.


(2) From May 1, 2002 (date added to Separate Account).

-----------------------------------------------------------------------------
AVERAGE ANNUAL RETURN
(Without Contingent Deferred Sales Charge and Administration Charge)
-----------------------------------------------------------------------------
                                       1 Year        5 Years        10 Years
-----------------------------------------------------------------------------
AIM Basic Value                        32.45%          9.26%         12.60%(1)
-----------------------------------------------------------------------------
AIM Mid Cap Core Equity                26.04%         12.01%         11.70%
-----------------------------------------------------------------------------
AIM Small Cap Growth                   37.89%          9.30%         12.08%(1)
-----------------------------------------------------------------------------
AIM Blue Chip                          24.22%         (4.97)%         8.11%
-----------------------------------------------------------------------------
American Century Heritage              20.08%          4.93%          3.71%(2)
-----------------------------------------------------------------------------
American Century Select                23.28%         (3.66)%        (1.77)%(3)
-----------------------------------------------------------------------------
American Century Equity Income         22.82%          8.65%         11.27%(4)
-----------------------------------------------------------------------------
American Century International Growth  24.01%         (0.44)%         5.16%(5)
-----------------------------------------------------------------------------
Ariel                                  26.93%          9.84%         12.37%
-----------------------------------------------------------------------------
Ariel Premier Bond                      2.85%          4.64%          5.31%(21)
-----------------------------------------------------------------------------
Calamos Growth                         40.98%         18.85%         19.50%
-----------------------------------------------------------------------------
Calamos Growth and Income              26.51%         13.17%         14.14%
-----------------------------------------------------------------------------
Dreyfus Appreciation                   19.37%         (1.01)%        10.56%
-----------------------------------------------------------------------------
Dreyfus Premier Strategic Value        42.39%          5.10%         14.35%(6)
-----------------------------------------------------------------------------
Dreyfus Midcap Value                   56.19%         13.96%         16.05%(6)
-----------------------------------------------------------------------------
Dreyfus General Money Market           (0.68)%         1.96%          2.79%(7)
-----------------------------------------------------------------------------
Fidelity Advisor Value Strategies      58.59%         10.74%         10.16%
-----------------------------------------------------------------------------
Fidelity Advisor Dividend Growth       21.19%          1.30%          1.26%(8)
-----------------------------------------------------------------------------
Fidelity Advisor Mid Cap               42.45%         11.91%         14.33%(9)
-----------------------------------------------------------------------------
Fidelity Advisor International
 Capital Appreciation                  39.63%          7.38%          7.19%(10)
-----------------------------------------------------------------------------
INVESCO Dynamics                       36.79%        (14.74)%(11)      --
-----------------------------------------------------------------------------
INVESCO Technology                     41.56%        (27.04)%(11)      --
-----------------------------------------------------------------------------
PIMCO High Yield                       22.18%          4.20%          5.37%(22)
-----------------------------------------------------------------------------
Security Capital Preservation           2.54%          4.44%(13)       --
-----------------------------------------------------------------------------
Security Diversified Income             1.80%          4.05%          4.83%
-----------------------------------------------------------------------------
Security Global                        40.27%          7.28%          8.51%
-----------------------------------------------------------------------------
Security Equity                        19.90%         (5.43)%         6.96%
-----------------------------------------------------------------------------
Security Large Cap Growth              22.31%        (13.45)%(14)      --
-----------------------------------------------------------------------------
Security Mid Cap Value                 50.49%         16.19%         18.56%(15)
-----------------------------------------------------------------------------
Security Small Cap Growth              53.56%          5.34%          5.10%(16)
-----------------------------------------------------------------------------
Security Social Awareness              21.35%         (4.05)%         3.44%(17)
-----------------------------------------------------------------------------
Security Large Cap Value               26.02%         (3.76)%         3.76%
-----------------------------------------------------------------------------
Security Mid Cap Growth                54.58%         11.25%         11.37%
-----------------------------------------------------------------------------
Strong Growth and Income               23.32%        (10.22)%(18)      --
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
AVERAGE ANNUAL RETURN
(Without Contingent Deferred Sales Charge and Administration Charge)
-----------------------------------------------------------------------------
                                       1 Year        5 Years        10 Years
-----------------------------------------------------------------------------
Strong Growth 20                       26.24%        (22.46)%(19)      --
-----------------------------------------------------------------------------
Strong Advisor Small Cap Value         47.13%         20.57%(12)       --
-----------------------------------------------------------------------------
Strong Opportunity                     36.16%          0.72%(19)       --
-----------------------------------------------------------------------------
Van Kampen Equity and Income           21.14%          6.61%         11.13%
-----------------------------------------------------------------------------
Van Kampen Comstock Fund               29.78%          5.90%         12.30%
-----------------------------------------------------------------------------
Van Kampen Aggressive Growth           37.90%          1.05%          7.09%(20)
-----------------------------------------------------------------------------

 (1) From October 18, 1995 (date of Underlying Fund inception) to December 31, 2003.

 (2)  From July 11, 1997 (date of Underlying Fund inception) to December 31,
      2003.

 (3)  From August 7, 1997 (date of Underlying Fund inception) to December 31,
      2003.

 (4)  From March 3, 1997 (date of Underlying Fund inception) to December 31,
      2003.

 (5) From October 1, 1996 (date of Underlying Fund inception) to December 31, 2003.

 (6) From September 29, 1995 (date of Underlying Fund inception) to December 31, 2003.

 (7)  From March 31, 1995 (date of Underlying Fund inception) to December 31,
      2003.

 (8) From December 29, 1998 (date of Underlying Fund inception) to December 31, 2003.

 (9) From February 21, 1996 (date of Underlying Fund inception) to December 31, 2003.

(10) From November 4, 1997 (date of Underlying Fund inception) to December 31, 2003.

(11) From December 1, 2000 (date of Underlying Fund inception) to December 31, 2003.

(12) From November 30, 2000 (date of Underlying Fund inception) to December 31, 2003.

(13)  From May 3, 1999 (date of Underlying Fund inception) to December 31, 2003.

(14)  From May 1, 2000 (date of Underlying Fund inception) to December 31, 2003.

(15)  From May 1, 1997 (date of Underlying Fund inception) to December 31, 2003.

(16) From October 14, 1997 (date of Underlying Fund inception) to December 31, 2003.

(17) From November 1, 1996 (date of Underlying Fund inception) to December 31, 2003.

(18) From February 29, 2000 (date of Underlying Fund inception) to December 31, 2003.

(19) From February 24, 2000 (date of Underlying Fund inception) to December 31, 2003.

(20)  From May 29, 1996 (date of Underlying Fund inception) to December 31,
      2003.

(21) From February 3, 1997 (date of Underlying Fund inception) to December 31, 2003.

(22) From January 21, 1997 (date of Underlying Fund inception) to December 31, 2003.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.


Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in an Account over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the separate account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

EXPERTS


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of SBL Variable Annuity Account XIV -Valuebuilder Variable Annuity at December 31, 2003, and for each of the specified periods ended December 31, 2003, or for portions of such periods as disclosed in the financial statements, included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of Variable Annuity Account XIV -Valuebuilder Variable Annuity at December 31, 2003, and for each of the specified periods ended December 31, 2003, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                       ADVANCEDESIGNS(SM) VARIABLE ANNUITY

                       STATEMENT OF ADDITIONAL INFORMATION


                                DATE: MAY 1, 2004



                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT


                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497
                                 1-800-888-2461



This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Variable Annuity dated May 1, 2004, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from The Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.

                                TABLE OF CONTENTS


                                                                            Page

GENERAL INFORMATION AND HISTORY ............................................   3
   Safekeeping of Assets ...................................................   3

DISTRIBUTION OF THE CONTRACT ...............................................   3

METHOD OF DEDUCTING THE EXCESS CHARGE ......................................   3

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS ......   4
   Section 403(b) ..........................................................   4
   Sections 408 and 408A ...................................................   4

PERFORMANCE INFORMATION ....................................................   5

EXPERTS ....................................................................  10

FINANCIAL STATEMENTS .......................................................  10

GENERAL INFORMATION AND HISTORY

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company ("the Company"), and the SBL Variable Annuity Account XIV (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS -- The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

DISTRIBUTION OF THE CONTRACT

Security Distributors, Inc. ("SDI"), a wholly-owned subsidiary of the Company, is Principal Underwriter of the Contract. SDI is registered as a broker/dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The offering of the Contract is continuous.

Subject to arrangements with the Company, the Contract is sold by independent broker/dealers who are members of the NASD and who become licensed to sell variable annuities for the Company, and by certain financial institutions. SDI acts as principal underwriter on behalf of the Company for the distribution of the Contract. SDI is not compensated under its Distribution Agreement with the Company and receives no underwriting commissions.

The compensation payable by SDI under these arrangements may vary, but is not expected to exceed in the aggregate 6.5% of purchase payments and 1% of Contract Value on an annualized basis.

The Company also will enter into agreements with broker/dealers under which each such broker/dealer will provide certain distribution services in connection with the Contract for which the Company will pay an amount equal on an annual basis to 0.40% of the average net assets of the Contract. The Company will also enter into agreements with entities, including registered investment advisers and broker/dealers, under which such entities will provide administrative services to Owners of the Contract. The Company will pay an amount equal on an annual basis to 0.20% of the average net assets of the Contract for such administrative services.

METHOD OF DEDUCTING THE EXCESS CHARGE

The minimum mortality and expense risk charge of 1.20%, and the administration charge of 0.15%, on an annual basis, of each Subaccount's average daily net assets, are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month ("Record Date"). The Company will pay the dividend on a subsequent Valuation Date ("Reinvestment Date") within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1. the amount of dividend per Accumulation Unit; times

2. the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3. the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Equity Subaccount and no Riders, the Excess Charge would be computed as follows:

Mortality and Expense Risk Charge..........         1.30%
Plus:  Optional Rider Charge...............     +    N/A
Less:  Minimum Charge......................     -   1.20%
                                                    -----
Excess Charge on an Annual Basis...........         0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on December 31 (Record Date), the net dividend amount would be as follows:

Accumulation Unit Value as of
   Valuation Date before Record Date...       $  10.00
Accumulation Unit Value
   as of Reinvestment Date.............       $  9.975
                                               -------
Gross Dividend Per Unit................       $  0.025
Less:  Excess Charge Per Unit..........    -  $0.00085
                                               -------
Net Dividend Per Unit..................       $0.02415
Times:  Number of Accumulation Units...    x     5,000
                                               -------
Net Dividend Amount....................       $ 120.75

The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the Equity Subaccount, as follows: $0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment
Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the dividend reinvestment.

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS


SECTION 403(b) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.


Section 402(g) generally limits an employee's annual salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to the applicable dollar amount shown in the table below:


        TAX YEAR               DEFERRED AMOUNT
        --------               ---------------
          2004                     $13,000
          2005                     $14,000
   2006 and thereafter             $15,000


The $15,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. If an individual is age 50 or over, catch up contributions can be made to a 403(b) annuity during the tax years and at the rates set forth in the table below:


                                 ADDITIONAL
        TAX YEAR               CATCH UP AMOUNT
        --------               ---------------
          2004                     $3,000
          2005                     $4,000
   2006 and thereafter             $5,000


The $5,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. The limit will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by $3,000 per year, subject to an aggregate limit of $15,000 for all years.


Section 415(c) also provides an overall limit on the amount of employer and employee salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally the
Section 415(c) limit is the lesser of (i) $41,000, or (ii) 100% of the employee's annual compensation.


SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:


        TAX YEAR                AMOUNT
        --------                ------
          2004                  $3,000
        2005-2007               $4,000
   2008 and thereafter          $5,000


If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional

IRA of $500 during the tax years of 2004 and 2005, or $1,000 for the tax year 2006 and thereafter.


Spousal IRAs allow an owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.


Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 15% of the compensation of the participant in the Plan, or (b) $41,000. Salary reduction contributions, if any, are subject to additional annual limits.


PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)^365/7] - 1


For the seven-day period ended December 31, 2003, the yield of the Money Market Subaccount was -1.61% and the effective yield of the Money Market Subaccount was -1.60%.



Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
P(1 + T)^n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may simultaneously be shown for other periods and will include total return for periods beginning prior to availability of the Contract. Such total return figures are based upon the performance of the respective Underlying Fund, adjusted to reflect the maximum charges imposed under the Contract.


Average annual total return figures reflect the deduction of the maximum mortality and expense risk and optional Rider charges of 3.00%, the administration charge of 0.15%, the account administration charge of $30, and the contingent deferred sales charge. Total return figures may be quoted that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the level of return quoted. Total return figures that do not reflect deduction of all charges will be accompanied by total return figures that reflect such charges.


All Average Annual Return figures are for periods beginning prior to availability of the Contract and are based upon the performance of the corresponding Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract, except that Average Annual Return (without contingent deferred sales charge and administration charge), does not reflect any applicable withdrawal charge or account administration charge of $30. Those charges, if reflected, would reduce such average annual return figures. All average annual return figures are as of December 31, 2003.

AVERAGE ANNUAL RETURN (With Contingent Deferred Sales Charge and Administration Charge)
-----------------------------------------------------------------------------------------------------
                                                           1 Year           5 Years(1)       10 Years
-----------------------------------------------------------------------------------------------------
Equity Subaccount                                           8.14%           (14.63)%            --
-----------------------------------------------------------------------------------------------------
Large Cap Value Subaccount                                 15.09%           (10.07)%            --
-----------------------------------------------------------------------------------------------------
Global Subaccount                                          29.21%            (8.79)%            --
-----------------------------------------------------------------------------------------------------
Diversified Income Subaccount                              (8.92)%           (1.49)%            --
-----------------------------------------------------------------------------------------------------
Large Cap Growth Subaccount                                10.34%           (17.36)%            --
-----------------------------------------------------------------------------------------------------
Enhanced Index Subaccount                                  13.97%           (13.56)%            --
-----------------------------------------------------------------------------------------------------
Mid Cap Growth Subaccount                                  41.71%           (10.57)%            --
-----------------------------------------------------------------------------------------------------
Managed Asset Allocation Subaccount                        10.25%            (6.41)%            --
-----------------------------------------------------------------------------------------------------
Equity Income Subaccount                                   11.58%            (4.69)%            --
-----------------------------------------------------------------------------------------------------
High Yield Subaccount                                       8.04%            (3.95)%            --
-----------------------------------------------------------------------------------------------------
Small Cap Value Subaccount                                 36.36%             9.09%             --
-----------------------------------------------------------------------------------------------------
Social Awareness Subaccount                                10.33%           (13.99)%            --
-----------------------------------------------------------------------------------------------------
Mid Cap Value Subaccount                                   39.64%             5.61%             --
-----------------------------------------------------------------------------------------------------
Main Street Growth and Income(R) Subaccount                12.52%           (11.53)%            --
-----------------------------------------------------------------------------------------------------
Small Cap Growth Subaccount                                41.80%           (11.74)%            --
-----------------------------------------------------------------------------------------------------
Select 25 Subaccount                                        4.17%           (16.50)%            --
-----------------------------------------------------------------------------------------------------
Alpha Opportunity Subaccount                                8.20%(2)        (11.74)%            --
-----------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Subaccount                             8.20%(3)            --              --
-----------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Subaccount                    14.23%(3)            --              --
-----------------------------------------------------------------------------------------------------
American Century VP Ultra Subaccount                        7.62%(3)            --              --
-----------------------------------------------------------------------------------------------------
American Century VP Value Subaccount                       14.06%(3)            --              --
-----------------------------------------------------------------------------------------------------
INVESCO VIF Health Sciences Subaccount                      8.09%(3)            --              --
-----------------------------------------------------------------------------------------------------
INVESCO VIF Real Estate Subaccount                         20.33%(3)            --              --
-----------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund Subaccount          26.74%(3)            --              --
-----------------------------------------------------------------------------------------------------

AVERAGE ANNUAL RETURN (With Contingent Deferred Sales Charge and Administration Charge)
-----------------------------------------------------------------------------------------------------
                                                           1 Year           5 Years(1)       10 Years
-----------------------------------------------------------------------------------------------------
PIMCO VIT All Asset Subaccount                             (0.47)%(3)           --              --
-----------------------------------------------------------------------------------------------------
PIMCO VIT Low Duration Subaccount                          (9.45)%(3)           --              --
-----------------------------------------------------------------------------------------------------
PIMCO VIT Real Return Subaccount                           (4.69)%(3)           --              --
-----------------------------------------------------------------------------------------------------
Rydex VT Sector Rotation Subaccount                        14.40%(3)            --              --
-----------------------------------------------------------------------------------------------------

(1) From January 12, 2001 (date of Separate Account inception) to December 31, 2002.

(2) From July 7, 2003 (date of subaccount inception) to December 31, 2003.

(3) From May 1, 2003 (date subaccount added to Separate Account) to December 31, 2003.

AVERAGE ANNUAL RETURN (Without Contingent Deferred Sales Charge and Administration Charge)
-----------------------------------------------------------------------------------------------------------
                                                           1 Year           5 Years          10 Years
-----------------------------------------------------------------------------------------------------------
Equity Subaccount                                          20.14%            (6.32)%           6.00%
-----------------------------------------------------------------------------------------------------------
Large Cap Value Subaccount                                 27.21%            (3.94)%           4.48%
-----------------------------------------------------------------------------------------------------------
Global Subaccount                                          41.56%             7.64%            8.72%
-----------------------------------------------------------------------------------------------------------
Diversified Income Subaccount                               1.87%             3.39%            3.69%
-----------------------------------------------------------------------------------------------------------
Large Cap Growth Subaccount                                22.38%           (13.78)%(1)          --
-----------------------------------------------------------------------------------------------------------
Enhanced Index Subaccount                                  26.07%            (4.42)%(2)          --
-----------------------------------------------------------------------------------------------------------
Mid Cap Growth Subaccount                                  54.28%            10.62%           11.35%
-----------------------------------------------------------------------------------------------------------
Managed Asset Allocation Subaccount                        22.28%             1.53%            6.70%(3)
-----------------------------------------------------------------------------------------------------------
Equity Income Subaccount                                   26.34%             3.62%            9.83%(3)
-----------------------------------------------------------------------------------------------------------
High Yield Subaccount                                      20.04%             1.83%            4.18%(4)
-----------------------------------------------------------------------------------------------------------
Small Cap Value Subaccount                                 48.84%            15.94%(1)           --
-----------------------------------------------------------------------------------------------------------
Social Awareness Subaccount                                22.36%            (4.31)%           5.85%
-----------------------------------------------------------------------------------------------------------
Mid Cap Value Subaccount                                   52.17%            16.96%           19.45%(5)
-----------------------------------------------------------------------------------------------------------
Main Street Growth and Income(R) Subaccount                24.60%            (6.37)%(1)          --
-----------------------------------------------------------------------------------------------------------
Small Cap Growth Subaccount                                54.37%             5.75%            5.45%(6)
-----------------------------------------------------------------------------------------------------------
Select 25 Subaccount                                       16.08%            (5.77)%(2)          --
-----------------------------------------------------------------------------------------------------------
Alpha Opportunity Subaccount                               17.60%(7)            --               --
-----------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Subaccount                            31.35%             1.21%(8)           --
-----------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Subaccount                    25.33%             7.14%(8)           --
-----------------------------------------------------------------------------------------------------------
American Century VP Ultra Subaccount                       23.03%            (1.30)%(9)          --
-----------------------------------------------------------------------------------------------------------
American Century VP Value Subaccount                       27.05%             5.07%(10)          --
-----------------------------------------------------------------------------------------------------------
INVESCO VIF Health Sciences Subaccount                     26.00%             1.51%            7.52%(11)
-----------------------------------------------------------------------------------------------------------
INVESCO VIF Real Estate Subaccount                         36.87%            12.06%            6.93%(12)
-----------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund Subaccount          42.28%             6.24%            4.56%(13)
-----------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL RETURN (Without Contingent Deferred Sales Charge and Administration Charge)
-----------------------------------------------------------------------------------------------------------
                                                           1 Year           5 Years          10 Years
-----------------------------------------------------------------------------------------------------------
PIMCO VIT All Asset Subaccount                              9.44%(14)           --               --
-----------------------------------------------------------------------------------------------------------
PIMCO VIT Low Duration Subaccount                           0.78%             4.05%(15)          --
-----------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return Subaccount                            6.43%             9.99%(16)          --
-----------------------------------------------------------------------------------------------------------
Rydex VT Sector Rotation Subaccount                        28.20%            (0.89)%(9)          --
-----------------------------------------------------------------------------------------------------------

(1)  From May 1, 2000 (date of Underlying Fund inception) to December 31, 2003.

(2)  From May 3, 1999 (date of Underlying Fund inception) to December 31, 2003.

(3)  From June 1, 1995 (date of Underlying Fund inception) to December 31, 2003.

(4)  From August 5, 1996 (date of Underlying Fund inception) to December 31,
     2003.

(5)  From April 30, 1997 (date of Underlying Fund inception) to December 31,
     2003.

(6) From October 15, 1997 (date of Underlying Fund inception) to December 31, 2003.

(7)  From July 7, 2003 (date of Underlying Fund inception) to December 31, 2003.

(8) From September 10, 2001 (date of Underlying Fund inception) to December 31, 2003.

(9)  From May 1, 2002 (date of Underlying Fund inception) to December 31, 2003.

(10) From August 14, 2001 (date of Underlying Fund inception) to December 31, 2003.

(11) From May 21, 1997 (date of Underlying Fund inception) to December 31, 2003.

(12) From March 31, 1998 (date of Underlying Fund inception) to December 31,
     2003.

(13) From May 1, 1998 (date of Underlying Fund inception) to December 31, 2003.

(14) From May 1, 2003 (date of Underlying Fund inception) to December 31, 2003.

(15) From February 16, 1999 (date of Underlying Fund inception) to December 31, 2003.

(16) From September 30, 1999 (date of Underlying Fund inception) to December 31, 2003.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.


Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in an Account over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the separate account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Series of the Mutual Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

EXPERTS


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and financial statements of Variable Annuity Account XIV - AdvanceDesigns Variable Annuity at December 31, 2003, and for each of the specified periods ended December 31, 2003, or for portions of such periods as disclosed in the financial statements, included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of Variable Annuity Account XIV - AdvanceDesigns Variable Annuity at December 31, 2003, and for each of the specified periods ended December 31, 2003, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                        AEA VALUEBUILDER VARIABLE ANNUITY

                       STATEMENT OF ADDITIONAL INFORMATION


                                DATE: MAY 1, 2004


                  INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED
                            VARIABLE ANNUITY CONTRACT


                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497



This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Variable Annuity dated May 1, 2004, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from The Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.

                                TABLE OF CONTENTS



                                                                            Page

GENERAL INFORMATION AND HISTORY ...........................................    3
   Safekeeping of Assets ..................................................    3

DISTRIBUTION OF THE CONTRACT ..............................................    3

METHOD OF DEDUCTING THE EXCESS CHARGE .....................................    3

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS .....    4
   Section 403(b) .........................................................    4
   Sections 408 and 408A ..................................................    4

PERFORMANCE INFORMATION ...................................................    5

EXPERTS ...................................................................   11

FINANCIAL STATEMENTS ......................................................   11

GENERAL INFORMATION AND HISTORY

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company (the "Company"), and the SBL Variable Annuity Account XIV (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS -- The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

DISTRIBUTION OF THE CONTRACT

Security Distributors, Inc. ("SDI"), a wholly-owned subsidiary of the Company, is Principal Underwriter of the Contract. SDI is registered as a broker/dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The offering of the Contract is continuous.

Subject to arrangements with the Company, the Contract is sold by independent broker/dealers who are members of the NASD and who become licensed to sell variable annuities for the Company, and by certain financial institutions. SDI acts as principal underwriter on behalf of the Company for the distribution of the Contract. SDI is not compensated under its Distribution Agreement with the Company and receives no underwriting commissions.

The compensation payable by SDI under these arrangements may vary, but is not expected to exceed in the aggregate 6.5% of purchase payments and 1% of contract value on an annualized basis.

METHOD OF DEDUCTING THE EXCESS CHARGE

The minimum mortality and expense risk charge of 0.95%, and the administration charge of 0.15%, on an annual basis, of each Subaccount's average daily net assets, are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month ("Record Date"). The Company will pay the dividend on a subsequent Valuation Date ("Reinvestment Date") within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1. the amount of dividend per Accumulation Unit; times

2. the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3. the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Security Equity Subaccount and no Riders, the Excess Charge would be computed as follows:

Mortality and Expense Risk Charge..........         0.95%
Plus:  Optional Rider Charge...............     +   0.10%
Less:  Minimum Charge......................     -   0.95%
                                                    ----
Excess Charge on an Annual Basis...........         0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on December 31 (Record Date), the net dividend amount would be as follows:


                                       3
Accumulation Unit Value as of
   Valuation Date before Record Date...       $  10.00
Accumulation Unit Value
   as of Reinvestment Date.............       $  9.975
                                               -------
Gross Dividend Per Unit................       $  0.025
Less:  Excess Charge Per Unit..........    -  $0.00085
                                               -------
Net Dividend Per Unit..................       $0.02415
Times:  Number of Accumulation Units...    x     5,000
                                               -------
Net Dividend Amount....................       $ 120.75

The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the Security Equity Subaccount, as follows: $0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the dividend reinvestment.

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

SECTION 403(b) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits. The maximum exclusion allowance (MEA) limit under Section 403(b)(2) of the Code was repealed effective in 2002.

Section 402(g) generally limits an employee's annual salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to the applicable dollar amount shown in the table below:


        TAX YEAR               DEFERRED AMOUNT
        --------               ---------------
          2004                     $13,000
          2005                     $14,000
   2006 and thereafter             $15,000



The $15,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. If an individual is age 50 or over, catch up contributions can be made to a 403(b) annuity during the tax years and at the rates set forth in the table below:


                                 ADDITIONAL
        TAX YEAR               CATCH UP AMOUNT
        --------               ---------------
          2004                     $3,000
          2005                     $4,000
   2006 and thereafter             $5,000


The $5,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. The limit will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by $3,000 per year, subject to an aggregate limit of $15,000 for all years.


Section 415(c) also provides an overall limit on the amount of employer and employee salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally the
Section 415(c) limit is the lesser of (i) $41,000, or (ii) 100% of the employee's annual compensation.


SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:


        TAX YEAR                AMOUNT
        --------                ------
          2004                  $3,000
        2005-2007               $4,000
   2008 and thereafter          $5,000

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $500 during the tax years of 2004 and 2005, or $1,000 for the tax year 2006 and thereafter.


Spousal IRAs allow an owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable dollar amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 15% of the compensation of the participant in the Plan, or (b) $40,000. Salary reduction contributions, if any, are subject to additional annual limits.

PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Dreyfus General Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Dreyfus General Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)^365/7] - 1


For the seven-day period ended December 31, 2003, the yield of the Dreyfus General Money Market was -1.56% and the effective yield of the Dreyfus General Money Market was -1.54%.



Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
        n
P(1 + T) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may simultaneously be shown for other periods and will include total return for periods beginning prior to availability of the Contract. Such total return figures are based upon the performance of the respective Underlying Fund, adjusted to reflect the maximum charges imposed under the Contract.


Average annual total return figures reflect the deduction of the maximum mortality and expense risk and optional Rider charges of 2.65%, the administration charge of 0.15%, the account administration charge of $30, and the contingent deferred sales charge. Total return figures may be quoted that do not reflect deduction of the contingent deferred sales charge and the account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the level of return quoted. Total return figures that do not reflect deduction of all charges will be accompanied by total return figures that reflect such charges.

All Average Annual Return figures are based upon the performance of the corresponding Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract, except that Average Annual Return (without contingent deferred sales charge and administration charge), does not reflect any applicable withdrawal charge or account administration charge of $30. Those charges, if reflected, would reduce the average annual return figures. All average annual return figures are as of December 31, 2003.

AVERAGE ANNUAL RETURN (With Contingent Deferred Sales Charge and Administration Charge)
----------------------------------------------------------------------------------------------------------
                                                            1 Year             5 Years(1)         10 Years
----------------------------------------------------------------------------------------------------------
AIM Basic Value                                              20.15%             (6.00)%              --
----------------------------------------------------------------------------------------------------------
AIM Mid Cap Core Equity                                      13.65%             (3.03)%              --
----------------------------------------------------------------------------------------------------------
AIM Small Cap Growth                                         25.42%            (12.92)%              --
----------------------------------------------------------------------------------------------------------
AIM Blue Chip                                                11.92%            (18.79)%              --
----------------------------------------------------------------------------------------------------------
American Century Heritage                                     8.06%            (15.16)%              --
----------------------------------------------------------------------------------------------------------
American Century Select                                      11.20%            (15.45)%              --
----------------------------------------------------------------------------------------------------------
American Century Equity Income                               10.69%              1.70%               --
----------------------------------------------------------------------------------------------------------
American Century International Growth                        11.82%            (17.16)%              --
----------------------------------------------------------------------------------------------------------
Ariel                                                        14.64%             (4.64)%(2)           --
----------------------------------------------------------------------------------------------------------
Ariel Premier Bond                                           (8.03)%            (3.17)%(2)           --
----------------------------------------------------------------------------------------------------------
Calamos Growth                                               28.56%             (2.95)%              --
----------------------------------------------------------------------------------------------------------
Calamos Growth and Income                                    14.19%             (1.14)%              --
----------------------------------------------------------------------------------------------------------
Dreyfus Appreciation                                          7.15%            (10.77)%              --
----------------------------------------------------------------------------------------------------------
Dreyfus Premier Strategic Value                              29.76%             (6.22)%              --
----------------------------------------------------------------------------------------------------------
Dreyfus Midcap Value                                         43.32%             (4.97)%              --
----------------------------------------------------------------------------------------------------------
Dreyfus General Money Market                                (11.29)%            (6.05)%              --
----------------------------------------------------------------------------------------------------------
Fidelity Advisor Value Strategies                            45.80%              0.86%               --
----------------------------------------------------------------------------------------------------------
Fidelity Advisor Dividend Growth                              9.21%            (10.28)%              --
----------------------------------------------------------------------------------------------------------
Fidelity Advisor Mid Cap                                     30.02%             (4.69)%              --
----------------------------------------------------------------------------------------------------------
Fidelity Advisor International Capital Appreciation          27.24%             (4.44)%              --
----------------------------------------------------------------------------------------------------------
INVESCO Dynamics                                             24.26%            (23.06)%              --
----------------------------------------------------------------------------------------------------------
INVESCO Technology                                           28.81%            (36.04)%              --
----------------------------------------------------------------------------------------------------------
PIMCO High Yield                                             10.01%              1.95%(2)            --
----------------------------------------------------------------------------------------------------------
Security Capital Preservation                                (8.32)%            (3.06)%              --
----------------------------------------------------------------------------------------------------------
Security Diversified Income                                  (9.06)%            (1.42)%              --
----------------------------------------------------------------------------------------------------------
Security Global                                              27.83%             (9.91)%              --
----------------------------------------------------------------------------------------------------------
Security Equity                                               7.70%            (14.44)%              --
----------------------------------------------------------------------------------------------------------
Security Large Cap Growth                                    10.25%            (17.23)%              --
----------------------------------------------------------------------------------------------------------
Security Mid Cap Value                                       37.80%             (5.32)%              --
----------------------------------------------------------------------------------------------------------
Security Small Cap Growth                                    41.06%            (12.37)%              --
----------------------------------------------------------------------------------------------------------
Security Social Awareness                                     9.01%            (13.59)%              --
----------------------------------------------------------------------------------------------------------
Security Large Cap Value                                     13.86%            (10.22)%              --
----------------------------------------------------------------------------------------------------------
Security Mid Cap Growth                                      41.90%             (9.14)%              --
----------------------------------------------------------------------------------------------------------
Strong Growth and Income                                     11.13%            (15.05)%              --
----------------------------------------------------------------------------------------------------------
Strong Growth 20                                             14.10%            (27.72)%              --
----------------------------------------------------------------------------------------------------------
Strong Advisor Small Cap Value                               34.53%              9.00%               --
----------------------------------------------------------------------------------------------------------
Strong Opportunity                                           23.65%            (10.18)%              --
----------------------------------------------------------------------------------------------------------
Van Kampen Equity and Income                                  8.93%             (3.82)%              --
----------------------------------------------------------------------------------------------------------
Van Kampen Comstock                                          17.48%             (5.79)%              --
----------------------------------------------------------------------------------------------------------
Van Kampen Aggressive Growth                                 25.47%            (24.10)%              --
----------------------------------------------------------------------------------------------------------

(1) From January 12, 2001 (date of commencement of Separate Account operations) to December 31, 2003. The Separate Account commenced operations prior to the date the Contract was first made available for purchase on December 1, 2003.

(2)  From May 1, 2002 (date added to Separate Account) to December 31, 2003.

AVERAGE ANNUAL RETURN (Without Contingent Deferred Sales Charge and Administration Charge)
----------------------------------------------------------------------------------------------------------------
                                                            1 Year             5 Years             10 Years
----------------------------------------------------------------------------------------------------------------
AIM Basic Value                                              32.23%              9.12%              12.41%(1)
----------------------------------------------------------------------------------------------------------------
AIM Mid Cap Core Equity                                      25.63)%            11.84%              11.50%
----------------------------------------------------------------------------------------------------------------
AIM Small Cap Growth                                         37.58%              9.10%              11.86%(1)
----------------------------------------------------------------------------------------------------------------
AIM Blue Chip                                                23.86%             (5.19)%              7.87%
----------------------------------------------------------------------------------------------------------------
American Century Heritage                                    19.95%              4.74%               3.57%(2)
----------------------------------------------------------------------------------------------------------------
American Century Select                                      23.13%             (3.85)%              1.56%(3)
----------------------------------------------------------------------------------------------------------------
American Century Equity Income                               22.61%              8.41%              11.03%(4)
----------------------------------------------------------------------------------------------------------------
American Century International Growth                        23.75%             (0.66)%              4.94%(5)
----------------------------------------------------------------------------------------------------------------
Ariel                                                        26.62%              9.76%              12.22%
----------------------------------------------------------------------------------------------------------------
Ariel Premier Bond                                            2.74%              4.52%               5.17%(21)
----------------------------------------------------------------------------------------------------------------
Calamos Growth                                               40.77%             18.67%              19.29%
----------------------------------------------------------------------------------------------------------------
Calamos Growth and Income                                    26.17%             13.04%              13.95%
----------------------------------------------------------------------------------------------------------------
Dreyfus Appreciation                                         19.02%             (1.17)%             10.38%
----------------------------------------------------------------------------------------------------------------
Dreyfus Premier Strategic Value                              41.99%              4.92%              14.17%(6)
----------------------------------------------------------------------------------------------------------------
Dreyfus Midcap Value                                         55.76%             13.73%              15.82%(6)
----------------------------------------------------------------------------------------------------------------
Dreyfus General Money Market                                 (0.79)%             1.84%               2.64%(7)
----------------------------------------------------------------------------------------------------------------
Fidelity Advisor Value Strategies                            58.28%             10.58%               9.98%
----------------------------------------------------------------------------------------------------------------
Fidelity Advisor Dividend Growth                             21.11%              1.16%               1.12%(8)
----------------------------------------------------------------------------------------------------------------
Fidelity Advisor Mid Cap                                     42.25%             11.76%              14.15%(9)
----------------------------------------------------------------------------------------------------------------
Fidelity Advisor International Capital Appreciation          39.42%              7.22%               7.00%(10)
----------------------------------------------------------------------------------------------------------------
INVESCO Dynamics                                             36.40%            (14.92)%(11)            --
----------------------------------------------------------------------------------------------------------------
INVESCO Technology                                           41.02%            (27.24)%(11)            --
----------------------------------------------------------------------------------------------------------------
PIMCO High Yield                                             21.93%              4.10%               5.25%(22)
----------------------------------------------------------------------------------------------------------------
Security Capital Preservation                                 2.43%              4.13%(13)             --
----------------------------------------------------------------------------------------------------------------
Security Diversified Income                                   1.62%              3.76%               4.57%
----------------------------------------------------------------------------------------------------------------
Security Global                                              40.03%              7.08%               8.29%
----------------------------------------------------------------------------------------------------------------
Security Equity                                              19.58%             (5.60)%              6.76%
----------------------------------------------------------------------------------------------------------------
Security Large Cap Growth                                    22.17%            (13.61)%(14)            --
----------------------------------------------------------------------------------------------------------------
Security Mid Cap Value                                       50.15%             15.99%              18.38%(15)
----------------------------------------------------------------------------------------------------------------
Security Small Cap Growth                                    53.47%              5.13%               4.89%(16)
----------------------------------------------------------------------------------------------------------------
Security Social Awareness                                    20.91%             (4.23)%              3.24%(17)
----------------------------------------------------------------------------------------------------------------
Security Large Cap Value                                     25.84%             (3.90)%              3.58%
----------------------------------------------------------------------------------------------------------------
Security Mid Cap Growth                                      54.33%             11.05%              11.15%
----------------------------------------------------------------------------------------------------------------
Strong Growth and Income                                     23.06%            (10.41)%(18)            --
----------------------------------------------------------------------------------------------------------------
Strong Growth 20                                             26.08%            (22.67)%(19)            --
----------------------------------------------------------------------------------------------------------------
Strong Advisor Small Cap Value                               46.84%             20.37%(12)             --
----------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL RETURN (Without Contingent Deferred Sales Charge and Administration Charge)
----------------------------------------------------------------------------------------------------------------
                                                            1 Year             5 Years             10 Years
----------------------------------------------------------------------------------------------------------------
Strong Opportunity                                           35.78%              0.51%(19)             --
----------------------------------------------------------------------------------------------------------------
Van Kampen Equity and Income                                 20.83%              6.49%              10.96%
----------------------------------------------------------------------------------------------------------------
Van Kampen Comstock Fund                                     29.51%              5.72%              12.08%
----------------------------------------------------------------------------------------------------------------
Van Kampen Aggressive Growth                                 37.63%              0.79%               6.85%(20)
----------------------------------------------------------------------------------------------------------------

(1) From October 18, 1995 (date of Underlying Fund inception) to December 31, 2003.

(2)  From July 11, 1997 (date of Underlying Fund inception) to December 31,
     2003.

(3)  From August 7, 1997 (date of Underlying Fund inception) to December 31,
     2003.

(4)  From March 3, 1997 (date of Underlying Fund inception) to December 31,
     2003.

(5)  From October 1, 1996 (date of Underlying Fund inception) to December 31,
     2003.

(6) From September 29, 1995 (date of Underlying Fund inception) to December 31, 2003.

(7)  From March 31, 1995 (date of Underlying Fund inception) to December 31,
     2003.

(8) From December 29, 1998 (date of Underlying Fund inception) to December 31, 2003.

(9) From February 21, 1996 (date of Underlying Fund inception) to December 31, 2003.

(10) From November 4, 1997 (date of Underlying Fund inception) to December 31, 2003.

(11) From December 1, 2000 (date of Underlying Fund inception) to December 31, 2003.

(12) From November 30, 2000 (date of Underlying Fund inception) to December 31, 2003.

(13) From May 3, 1999 (date of Underlying Fund inception) to December 31, 2003.

(14) From May 1, 2000 (date of Underlying Fund inception) to December 31, 2003.

(15) From May 1, 1997 (date of Underlying Fund inception) to December 31, 2003.

(16) From October 14, 1997 (date of Underlying Fund inception) to December 31, 2003.

(17) From November 1, 1996 (date of Underlying Fund inception) to December 31, 2003.

(18) From February 29, 2000 (date of Underlying Fund inception) to December 31, 2003.

(19) From February 24, 2000 (date of Underlying Fund inception) to December 31, 2003.

(20) From May 29, 1996 (date of Underlying Fund inception) to December 31, 2003.

(21) From February 3, 1997 (date of Underlying Fund inception) to December 31, 2003.

(22) From January 21, 1997 (date of Underlying Fund inception) to December 31, 2003.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.


Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in an Account over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the separate account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

EXPERTS


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of Variable Annuity Account XIV -Valuebuilder Variable Annuity at December 31, 2003, and for each of the specified periods ended December 31, 2003, or for portions of such periods as disclosed in the financial statements, are included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance on such reports given upon the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of Variable Annuity Account XIV - Valuebuilder Variable Annuity of Security Benefit Life Insurance Company at December 31, 2003, and for the specified periods ended December 31, 2002, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                    SECURITY BENEFIT ADVISOR VARIABLE ANNUITY

                       STATEMENT OF ADDITIONAL INFORMATION


                                DATE: MAY 1, 2004



                  INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED
                            VARIABLE ANNUITY CONTRACT


                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497



This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Security Benefit Advisor Variable Annuity dated May 1, 2004, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from The Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.

                                TABLE OF CONTENTS


                                                                            Page

GENERAL INFORMATION AND HISTORY ..........................................    3
   Safekeeping of Assets .................................................    3

DISTRIBUTION OF THE CONTRACT .............................................    3

METHOD OF DEDUCTING THE EXCESS CHARGE ....................................    3

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS ....    4
   Section 403(b) ........................................................    4
   Sections 408 and 408A .................................................    4

PERFORMANCE INFORMATION ..................................................    5

EXPERTS ..................................................................   12

FINANCIAL STATEMENTS .....................................................   12

GENERAL INFORMATION AND HISTORY

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company ("the Company"), and the SBL Variable Annuity Account XIV (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS -- The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

DISTRIBUTION OF THE CONTRACT

Security Distributors, Inc. ("SDI"), a wholly-owned subsidiary of the Company, is Principal Underwriter of the Contract. SDI is registered as a broker/dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The offering of the Contracts is continuous.

Subject to arrangements with the Company, the Contract is sold by independent broker/dealers who are members of the NASD and who become licensed to sell variable annuities for the Company, and by certain financial institutions. SDI acts as principal underwriter on behalf of the Company for the distribution of the Contract. SDI is not compensated under its Distribution Agreement with the Company and receives no underwriting commissions.

The compensation payable by SDI under these arrangements may vary, but is not expected to exceed in the aggregate 6.5% of purchase payments and 1% of contract value on an annualized basis.

METHOD OF DEDUCTING THE EXCESS CHARGE

The minimum mortality and expense risk charge of 0.75%, and the administration charge of 0.15%, on an annual basis, of each Subaccount's average daily net assets, are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month ("Record Date"). The Company will pay the dividend on a subsequent Valuation Date ("Reinvestment Date") within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1.   the amount of dividend per Accumulation Unit; times

2. the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3. the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Security Equity Subaccount and no Riders, the Excess Charge would be computed as follows:

Mortality and Expense Risk Charge..........         0.75%
Plus:  Optional Rider Charge...............     +   0.10%
Less:  Minimum Charge......................     -   0.75%
                                                --------
Excess Charge on an Annual Basis...........         0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on December 31 (Record Date), the net dividend amount would be as follows:

Accumulation Unit Value as of
   Valuation Date before Record Date .......     $      10.00
Accumulation Unit Value
   as of Reinvestment Date .................     $      9.975
                                                 ------------
Gross Dividend Per Unit ....................     $      0.025
Less: Excess Charge Per Unit ...............   - $    0.00085
                                                 ------------
Net Dividend Per Unit ......................     $    0.02415
Times: Number of Accumulation Units ........   x        5,000
                                                 ------------
Net Dividend Amount ........................     $     120.75
                                                 ============

The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the Security Equity Subaccount, as follows: $0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the dividend reinvestment.

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

SECTION 403(b) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g), and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits. The maximum exclusion allowance (MEA) limit under Section 403(b)(2) of the Code was repealed effective in 2002.

Section 402(g) generally limits an employee's annual salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to the applicable dollar amount shown in the table below:


        TAX YEAR               DEFERRED AMOUNT
        --------               ---------------
          2004                     $13,000
          2005                     $14,000
   2006 and thereafter             $15,000


The $15,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. If an individual is age 50 or over, catch up contributions can be made to a 403(b) annuity during the tax years and at the rates set forth in the table below:


                                 ADDITIONAL
        TAX YEAR               CATCH UP AMOUNT
        --------               ---------------
          2004                     $3,000
          2005                     $4,000
   2006 and thereafter             $5,000


The $5,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. The limit will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by $3,000 per year, subject to an aggregate limit of $15,000 for all years.


Section 415(c) also provides an overall limit on the amount of employer and employee salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally the
Section 415(c) limit is the lesser of (i) $41,000, or (ii) 100% of the employee's annual compensation.


SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:


        TAX YEAR                AMOUNT
        --------                ------
          2004                  $3,000
        2005-2007               $4,000
   2008 and thereafter          $5,000

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $500 during the tax years of 2004-2005, or $1,000 for the tax year 2006 and thereafter.


Spousal IRAs allow an owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable dollar amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.


Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 15% of the compensation of the participant in the Plan, or (b) $41,000. Salary reduction contributions, if any, are subject to additional annual limits.


PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Dreyfus General Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Dreyfus General Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)^365/7] - 1


For the seven-day period ended December 31, 2003, the yield of the Dreyfus General Money Market was -1.30% and the effective yield of the Dreyfus General Money Market was -1.29%.



Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
P(1 + T)^n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may simultaneously be shown for other periods and will include total return for periods beginning prior to availability of the Contract. Such total return figures are based upon the performance of the respective Underlying Fund, adjusted to reflect the maximum charges imposed under the Contract.

Average annual total return figures reflect the deduction of the maximum mortality and expense risk and optional Rider charges of 1.90%, the administration charge of 0.15%, the account administration charge of $30, and the contingent deferred sales charge. Total return figures may be quoted that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the level of return quoted. Total return figures that do not reflect deduction of all charges will be accompanied by total return figures that reflect such charges.

All Average Annual Return figures are based upon the performance of the corresponding Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract, except that Average Annual Return (without contingent deferred sales charge and administration charge), does not reflect any applicable withdrawal charge or account administration charge of $30. Those charges, if reflected, would reduce the average annual return figures. All average annual return figures are as of December 31, 2003.

AVERAGE ANNUAL RETURN (With Contingent Deferred Sales Charge and Administration Charge)
----------------------------------------------------------------------------------------------------------
                                                                   1 Year           5 Years(1)    10 Years
----------------------------------------------------------------------------------------------------------
AIM Basic Value                                                     20.37%            (5.91)%           --
----------------------------------------------------------------------------------------------------------
AIM Blue Chip                                                       12.27%           (18.55)%           --
----------------------------------------------------------------------------------------------------------
AIM Mid Cap Core Equity                                             14.06%            (2.93)%           --
----------------------------------------------------------------------------------------------------------
AIM Small Cap Growth                                                25.72%           (12.78)%           --
----------------------------------------------------------------------------------------------------------
American Century Equity Income                                      10.89%             2.01%            --
----------------------------------------------------------------------------------------------------------
American Century Heritage                                            8.19%           (14.99)%           --
----------------------------------------------------------------------------------------------------------
American Century International Growth                               12.07%           (16.96)%           --
----------------------------------------------------------------------------------------------------------
American Century Select                                             11.34%           (15.28)%           --
----------------------------------------------------------------------------------------------------------
American Century Ultra                                               1.37%(2)            --             --
----------------------------------------------------------------------------------------------------------
Dreyfus Appreciation                                                 7.50%           (10.66)%           --
----------------------------------------------------------------------------------------------------------
Dreyfus General Money Market                                       (11.19)%           (6.01)%           --
----------------------------------------------------------------------------------------------------------
Dreyfus Midcap Value                                                43.74%            (4.78)%           --
----------------------------------------------------------------------------------------------------------
Dreyfus Premier Strategic Value                                     30.15%            (6.12)%           --
----------------------------------------------------------------------------------------------------------
Fidelity Advisor Dividend Growth                                     9.29%           (10.18)%           --
----------------------------------------------------------------------------------------------------------
Fidelity Advisor International Capital Appreciation                 27.44%            (4.28)%           --
----------------------------------------------------------------------------------------------------------
Fidelity Advisor Mid Cap                                            30.22%            (4.54)%           --
----------------------------------------------------------------------------------------------------------
Fidelity Advisor Real Estate                                         8.41%               --             --
----------------------------------------------------------------------------------------------------------
Fidelity Advisor Value Strategies                                   46.10%             0.99%            --
----------------------------------------------------------------------------------------------------------
INVESCO Dynamics                                                    24.64%           (22.88)%           --
----------------------------------------------------------------------------------------------------------
INVESCO Technology                                                  29.34%           (35.82)%           --
----------------------------------------------------------------------------------------------------------
Northern Large Cap Value                                             9.02%(2)            --             --
----------------------------------------------------------------------------------------------------------
Northern Institutional Balanced                                     (0.12)%(2)           --             --
----------------------------------------------------------------------------------------------------------
Northern Select Equity                                               1.22%(2)            --             --
----------------------------------------------------------------------------------------------------------
PIMCO Real Return                                                   (6.69)%(2)           --             --
----------------------------------------------------------------------------------------------------------
PIMCO Total Return                                                  (8.48)%(2)           --             --
----------------------------------------------------------------------------------------------------------
RS Partners                                                         18.49%(2)            --             --
----------------------------------------------------------------------------------------------------------
Rydex Sector Rotation                                                5.19%(2)            --             --
----------------------------------------------------------------------------------------------------------
Security Alpha Opportunity                                           8.45%(3)            --             --
----------------------------------------------------------------------------------------------------------
Security Capital Preservation                                       (8.22)%           (2.67)%           --
----------------------------------------------------------------------------------------------------------
Security Diversified Income                                         (8.90)%           (0.69)%           --
----------------------------------------------------------------------------------------------------------
Security Equity                                                      8.01%           (14.28)%           --
----------------------------------------------------------------------------------------------------------
Security Global                                                     28.07%            (9.77)%           --
----------------------------------------------------------------------------------------------------------
Security High Yield                                                 (2.46)%(2)           --             --
----------------------------------------------------------------------------------------------------------
Security Large Cap Growth                                           10.39%           (17.07)%           --
----------------------------------------------------------------------------------------------------------
Security Large Cap Value (formerly Security Growth and
Income)                                                             14.04%           (10.10)%           --
----------------------------------------------------------------------------------------------------------
Security Mid Cap Growth (formerly Security Ultra)                   42.15%            (8.96)%           --
----------------------------------------------------------------------------------------------------------
Security Mid Cap Value                                              38.13%             5.50%            --
----------------------------------------------------------------------------------------------------------
Security Small Cap Growth                                           41.15%           (12.18)%           --
----------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL RETURN (With Contingent Deferred Sales Charge and Administration Charge)
----------------------------------------------------------------------------------------------------------
                                                                   1 Year           5 Years(1)    10 Years
----------------------------------------------------------------------------------------------------------
Security Social Awareness                                            9.44%           (13.42)%           --
----------------------------------------------------------------------------------------------------------
Strong Advisor Small Cap Value                                      34.82%             9.22%            --
----------------------------------------------------------------------------------------------------------
Strong Growth 20                                                    14.25%           (27.47)%           --
----------------------------------------------------------------------------------------------------------
Strong Growth and Income                                            11.38%           (14.86)%           --
----------------------------------------------------------------------------------------------------------
Strong Opportunity                                                  24.02%            (9.98)%           --
----------------------------------------------------------------------------------------------------------
Van Kampen Aggressive Growth                                        25.73%           (23.83)%           --
----------------------------------------------------------------------------------------------------------
Van Kampen Comstock                                                 17.74%            (5.65)%           --
----------------------------------------------------------------------------------------------------------
Van Kampen Equity and Income                                         9.23%            (3.79)%           --
----------------------------------------------------------------------------------------------------------

(1) From January 12, 2001 (date of commencement of Separate Account operations) to December 31, 2003. The Separate Account commenced operations prior to the date the Contract was first made available for purchase on September 3, 2002.

(2)  From July 1, 2003 (date of inception of Underlying Fund) to December 31,
     2003.

(3)  From July 7, 2003 (date of inception of Underlying Fund) to December 31,
     2003.

AVERAGE ANNUAL RETURN (Without Contingent Deferred Sales Charge and Administration Charge)
-------------------------------------------------------------------------------------------------------------------
                                                                   1 Year            5 Years           10 Years
-------------------------------------------------------------------------------------------------------------------
AIM Basic Value                                                     32.45%              9.26%             12.60%(1)
-------------------------------------------------------------------------------------------------------------------
AIM Blue Chip                                                       24.22%             (4.97)%             8.11%
-------------------------------------------------------------------------------------------------------------------
AIM Mid Cap Core Equity                                             26.04%             12.01%             11.70%
-------------------------------------------------------------------------------------------------------------------
AIM Small Cap Growth                                                37.89%              9.30%             12.08%(1)
-------------------------------------------------------------------------------------------------------------------
American Century Equity Income                                      22.81%              8.65%             11.27%(4)
-------------------------------------------------------------------------------------------------------------------
American Century Heritage                                           20.08%              4.93%              3.71%(2)
-------------------------------------------------------------------------------------------------------------------
American Century International Growth                               24.01%             (0.44)%             5.16%(5)
-------------------------------------------------------------------------------------------------------------------
American Century Select                                             23.28%             (3.66)%             1.77%(3)
-------------------------------------------------------------------------------------------------------------------
American Century Ultra                                              24.55%             (2.43)%             5.13%(23)
-------------------------------------------------------------------------------------------------------------------
Dreyfus Appreciation                                                19.37%             (1.01)%            10.56%
-------------------------------------------------------------------------------------------------------------------
Dreyfus General Money Market                                        (0.68)%             1.96%              2.79%(7)
-------------------------------------------------------------------------------------------------------------------
Dreyfus Midcap Value                                                56.19%             13.96%             16.05%(6)
-------------------------------------------------------------------------------------------------------------------
Dreyfus Premier Strategic Value                                     42.39%              5.10%             14.35%(6)
-------------------------------------------------------------------------------------------------------------------
Fidelity Advisor Dividend Growth                                    21.19%              1.30%              1.26%(8)
-------------------------------------------------------------------------------------------------------------------
Fidelity Advisor International Capital Appreciation                 39.63%              7.38%              7.19%(10)
-------------------------------------------------------------------------------------------------------------------
Fidelity Advisor Mid Cap                                            42.45%             11.91%             14.33%(9)
-------------------------------------------------------------------------------------------------------------------
Fidelity Advisor Real Estate                                        30.85%             21.40%(24)            --
-------------------------------------------------------------------------------------------------------------------
Fidelity Advisor Value Strategies                                   58.59%             10.74%             10.16%
-------------------------------------------------------------------------------------------------------------------
INVESCO Dynamics                                                    36.79%            (14.74)%(11)           --
-------------------------------------------------------------------------------------------------------------------
INVESCO Technology                                                  41.56%            (27.04)%(12)           --
-------------------------------------------------------------------------------------------------------------------
Northern Institutional Balanced                                     15.31%              1.26%              6.55%
-------------------------------------------------------------------------------------------------------------------
Northern Large Cap Value                                            29.51%              6.18%(25)            --
-------------------------------------------------------------------------------------------------------------------
Northern Select Equity                                              19.92%             (0.93)%            10.22%(26)
-------------------------------------------------------------------------------------------------------------------
PIMCO Real Return                                                    6.83%              6.83%(27)            --
-------------------------------------------------------------------------------------------------------------------
PIMCO Total Return                                                   3.90%              3.90%(27)            --
-------------------------------------------------------------------------------------------------------------------
RS Partners                                                         64.09%             20.60%             14.55%(28)
-------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL RETURN (Without Contingent Deferred Sales Charge and Administration Charge)
--------------------------------------------------------------------------------------------------------------------
                                                                   1 Year            5 Years           10 Years
--------------------------------------------------------------------------------------------------------------------
Rydex Sector Rotation                                               29.67%              0.14%(29)            --
--------------------------------------------------------------------------------------------------------------------
Security Alpha Opportunity                                          17.80%(21)            --                 --
--------------------------------------------------------------------------------------------------------------------
Security Capital Preservation                                        2.54%              4.44%(13)            --
--------------------------------------------------------------------------------------------------------------------
Security Diversified Income                                          1.80%              4.25%              4.93%
--------------------------------------------------------------------------------------------------------------------
Security Equity                                                     19.90%             (5.43)%             6.96%
--------------------------------------------------------------------------------------------------------------------
Security Global                                                     40.27%              7.28%              8.51%
--------------------------------------------------------------------------------------------------------------------
Security High Yield                                                 20.57%              2.97%              4.73%(22)
--------------------------------------------------------------------------------------------------------------------
Security Large Cap Growth                                           22.31%            (13.45)%(14)           --
--------------------------------------------------------------------------------------------------------------------
Security Large Cap Value (formerly Security Growth and
Income)                                                             26.02%             (3.76)%             3.76%
--------------------------------------------------------------------------------------------------------------------
Security Mid Cap Growth (formerly Security Ultra)                   54.58%             11.25%             11.37%
--------------------------------------------------------------------------------------------------------------------
Security Mid Cap Value                                              50.49%             16.19%             18.56%(15)
--------------------------------------------------------------------------------------------------------------------
Security Small Cap Growth                                           53.56%              5.34%              5.10%(16)
--------------------------------------------------------------------------------------------------------------------
Security Social Awareness                                           21.35%             (4.05)%             3.44%(17)
--------------------------------------------------------------------------------------------------------------------
Strong Advisor Small Cap Value                                      47.13%             20.57%(12)            --
--------------------------------------------------------------------------------------------------------------------
Strong Growth 20                                                    26.24%            (22.46)%(19)           --
--------------------------------------------------------------------------------------------------------------------
Strong Growth and Income                                            23.32%            (10.22)%(18)           --
--------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL RETURN (Without Contingent Deferred Sales Charge and Administration Charge)
-------------------------------------------------------------------------------------------------------------------
                                                                   1 Year            5 Years            10 Years
-------------------------------------------------------------------------------------------------------------------
Strong Opportunity                                                  36.16%              0.72%(19)            --
-------------------------------------------------------------------------------------------------------------------
Van Kampen Aggressive Growth                                        37.90%              1.05%              7.09%(20)
-------------------------------------------------------------------------------------------------------------------
Van Kampen Comstock Fund                                            29.78%              5.90%             12.30%
-------------------------------------------------------------------------------------------------------------------
Van Kampen Equity and Income                                        21.14%              6.61%             11.13%
-------------------------------------------------------------------------------------------------------------------

1.  From October 18, 1995 (date of Underlying Fund inception) to December 31,
    2003.

2.  From July 11, 1997 (date of Underlying Fund inception) to December 31,
    2003.

3.  From August 7, 1997 (date of Underlying Fund inception) to December 31,
    2003.

4.  From March 3, 1997 (date of Underlying Fund inception) to December 31,
    2003.

5.  From October 1, 1996 (date of Underlying Fund inception) to December 31,
    2003.

6. From September 29, 1995 (date of Underlying Fund inception) to December 31, 2003.

7.  From March 31, 1995 (date of Underlying Fund inception) to December 31,
    2003.

8. From December 29, 1998 (date of Underlying Fund inception) to December 31, 2003.

9. From February 21, 1996 (date of Underlying Fund inception) to December 31, 2003.

10. From November 4, 1997 (date of Underlying Fund inception) to December 31, 2003.

11. From December 1, 2000 (date of Underlying Fund inception) to December 31, 2003.

12. From November 30, 2000 (date of Underlying Fund inception) to December 31, 2003.

13. From May 3, 1999 (date of Underlying Fund inception) to December 31, 2003.

14. From May 1, 2000 (date of Underlying Fund inception) to December 31, 2003.

15. From May 1, 1997 (date of Underlying Fund inception) to December 31, 2003.

16. From October 14, 1997 (date of Underlying Fund inception) to December 31, 2003.

17. From November 1, 1996 (date of Underlying Fund inception) to December 31, 2003.

18. From February 29, 2000 (date of Underlying Fund inception) to December 31, 2003.

19. From February 24, 2000 (date of Underlying Fund inception) to December 31, 2003.

20. From May 29, 1996 (date of Underlying Fund inception) to December 31, 2003.

21. From July 7, 2003 (date of Underlying Fund inception) to December 31, 2003.

22. From August 6, 1996 (date of Underlying Fund inception) to December 31,
    2003.

23. From October 2, 1996 (date of Underlying Fund inception) to December 31,
    2003.

24. From September 12, 2002 (date of Underlying Fund inception) to December 31, 2003.

25. From August 3, 2000 (date of Underlying Fund inception) to December 31,
    2003.

26. From April 6, 1994 (date of Underlying Fund inception) to December 31,
    2003.

27. From December 31, 2002 (date of Underlying Fund inception) to December 31, 2003.

28. From July 12, 1995 (date of Underlying Fund inception) to December 31,
    2003.

29. From March 22, 2002 (date of Underlying Fund inception) to December 31,
    2003.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.


Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in an Account over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the separate account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

EXPERTS


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity at December 31, 2003 and for each of the specified periods ended December 31, 2003, or for portions of such periods as disclosed in the financial statements, included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance on such reports given upon the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity at December 31, 2003 and for each of the specified periods ended December 31, 2003, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

         Variable Annuity Account XIV - SecureDesigns Variable Annuity

                              Financial Statements

                          Year Ended December 31, 2003



                                    CONTENTS


                                                                            PAGE

Report of Independent Auditors...........................................      2

Audited Financial Statements

   Statements of Assets and Liabilities..................................      3

   Statements of Operations..............................................      6

   Statements of Changes in Net Assets...................................     10

   Notes to Financial Statements.........................................     17

                         Report of Independent Auditors


The Contract Owners
SecureDesigns Variable Annuity
and
The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of assets and liabilities of certain of the respective subaccounts of Variable Annuity Account XIV, a separate account of Security Benefit Life Insurance Company comprised of the Alpha Opportunity, Equity, Large Cap Value, Money Market, Global, Diversified Income, Large Cap Growth, Enhanced Index, International, Mid Cap Growth, Managed Asset Allocation, Equity Income, High Yield, Small Cap Value, Social Awareness, Technology, Mid Cap Value, Main Street Growth and Income, Small Cap Growth, Select 25, AIM Basic Value, AIM Mid Cap Core Equity, American Century Ultra, American Century Value, INVESCO Real Estate Opportunity, INVESCO Health Sciences, Oppenheimer Main Street Small Cap, PIMCO All Asset, PIMCO Real Return, PIMCO Low Duration, and Rydex Sector Rotation Subaccounts, which are available for investment by contract owners of the SecureDesigns Variable Annuity, as of December 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Variable Annuity Account XIV that are available for investment by contract owners of the SecureDesigns Variable Annuity at December 31, 2003, and the results of their operations and the changes in their net assets for the periods described above in conformity with accounting principles generally accepted in the United States.

                                                        /s/ Ernst & Young LLP
Kansas City, Missouri
January 30, 2004

          Variable Annuity Account XIV - SecureDesigns Variable Annuity

                      Statements of Assets and Liabilities
                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2003


                                             ALPHA
                                          OPPORTUNITY              EQUITY           LARGE CAP VALUE         MONEY MARKET
                                           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...            $799                $4,772                $7,603               $11,228
                                     -----------------------------------------------------------------------------------------
Total assets.......................             799                 4,772                 7,603                11,228
                                     -----------------------------------------------------------------------------------------
Net assets.........................            $799                $4,772                $7,603               $11,228
                                     =========================================================================================

Units outstanding..................          68,970               758,144               931,853             1,177,714

Unit value.........................          $11.58                 $6.30                 $8.16                 $9.56

Mutual funds, at cost..............            $778                $4,493                $7,056               $11,298
Mutual fund shares.................          71,451               234,387               430,031               952,305


                                                                DIVERSIFIED            LARGE CAP
                                             GLOBAL                INCOME                GROWTH             ENHANCED INDEX
                                           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...          $18,023               $14,583                $7,828               $3,850
                                     -----------------------------------------------------------------------------------------
Total assets.......................           18,023                14,583                 7,828                3,850
                                     -----------------------------------------------------------------------------------------
Net assets.........................          $18,023               $14,583                $7,828               $3,850
                                     =========================================================================================

Units outstanding..................        2,234,390             1,281,255             1,475,898              577,687

Unit value.........................            $8.07                $11.39                 $5.31                $6.67

Mutual funds, at cost..............          $14,805               $15,245                $7,126               $3,421
Mutual fund shares.................        2,585,747             1,320,961             1,283,334              463,278


                                                                   MANAGED
                                        MID CAP GROWTH        ASSET ALLOCATION       EQUITY INCOME          HIGH YIELD
                                           SUBACCOUNT           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...         $13,389                $5,030               $12,687               $13,091
                                     -----------------------------------------------------------------------------------------
Total assets.......................          13,389                 5,030                12,687                13,091
                                     -----------------------------------------------------------------------------------------
Net assets.........................         $13,389                $5,030               $12,687               $13,091
                                     =========================================================================================

Units outstanding..................       1,569,313               554,165             1,161,217               627,384

Unit value.........................           $8.53                 $9.07                $10.93                $20.87

Mutual funds, at cost..............         $10,807                $4,533               $11,551               $12,589
Mutual fund shares.................         533,645               349,333               786,061               889,950

          Variable Annuity Account XIV - SecureDesigns Variable Annuity

                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2003


                                                                                                             MAIN STREET
                                                                  SOCIAL                                     GROWTH AND
                                        SMALL CAP VALUE         AWARENESS            MID CAP VALUE             INCOME
                                           SUBACCOUNT          SUBACCOUNT              SUBACCOUNT            SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...          $8,113                $1,654               $16,981                 $8,659
                                     -----------------------------------------------------------------------------------------
Total assets.......................           8,113                 1,654                16,981                  8,659
                                     -----------------------------------------------------------------------------------------
Net assets.........................          $8,113                $1,654               $16,981                 $8,659
                                     =========================================================================================

Units outstanding..................         506,024               266,498             1,135,916                602,361

Unit value.........................          $16.02                 $6.21                $14.95                 $14.38

Mutual funds, at cost..............          $6,372                $1,512               $13,411                 $7,760
Mutual fund shares.................         481,768                76,215               599,411              1,057,305


                                                                                                            AIM MID CAP
                                        SMALL CAP GROWTH          SELECT 25          AIM BASIC VALUE        CORE EQUITY
                                           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...          $5,980                $1,883                $1,057                  $417
                                     -----------------------------------------------------------------------------------------
Total assets.......................           5,980                 1,883                 1,057                   417
                                     -----------------------------------------------------------------------------------------
Net assets.........................          $5,980                $1,883                $1,057                  $417
                                     =========================================================================================

Units outstanding..................       1,037,908               314,857                82,779                33,968

Unit value.........................           $5.75                 $5.99                $12.77                $12.26

Mutual funds, at cost..............          $4,676                $1,804                  $978                  $398
Mutual fund shares.................         410,975               233,051                99,656                34,680

          Variable Annuity Account XIV - SecureDesigns Variable Annuity

                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2003


                                                                                        INVESCO
                                            AMERICAN              AMERICAN            REAL ESTATE             INVESCO
                                         CENTURY ULTRA         CENTURY VALUE          OPPORTUNITY         HEALTH SCIENCES
                                           SUBACCOUNT            SUBACCOUNT           SUBACCOUNT             SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...            $715                  $409                $1,426                  $381
                                     -----------------------------------------------------------------------------------------
Total assets.......................             715                   409                 1,426                   381
                                     -----------------------------------------------------------------------------------------
Net assets.........................            $715                  $409                $1,426                  $381
                                     =========================================================================================

Units outstanding..................          61,800                33,285               111,342                32,710

Unit value.........................          $11.57                $12.28                $12.81                $11.64

Mutual funds, at cost..............            $684                  $370                $1,285                  $357
Mutual fund shares.................          78,075                52,545                99,416                21,670


                                        OPPENHEIMER
                                         MAIN STREET         PIMCO            PIMCO             PIMCO         RYDEX SECTOR
                                          SMALL CAP        ALL ASSET       REAL RETURN       LOW DURATION        ROTATION
                                         SUBACCOUNT        SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...          $473             $993            $4,107            $7,652           $1,115
                                     -----------------------------------------------------------------------------------------
Total assets.......................           473              993             4,107             7,652            1,115
                                     -----------------------------------------------------------------------------------------
Net assets.........................          $473             $993            $4,107            $7,652           $1,115
                                     =========================================================================================

Units outstanding..................        34,851           91,895           394,954           778,084           91,053

Unit value.........................        $13.58           $10.81            $10.40             $9.83           $12.24

Mutual funds, at cost..............          $438             $971            $4,116            $7,658           $1,061
Mutual fund shares.................        35,332           92,191           332,270           745,079          110,575

See accompanying notes.

          Variable Annuity Account XIV - SecureDesigns Variable Annuity

                            Statements of Operations
                                 (In Thousands)

                          Year Ended December 31, 2003


                                                     ALPHA
                                                   OPPORTUNITY          EQUITY         LARGE CAP VALUE       MONEY MARKET
                                                  SUBACCOUNT**        SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                              --------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions...................         $---                 $27                $60                 $95
   Expenses:
     Mortality and expense risk fee.........           (1)                (23)               (31)                (62)
     Administrative fee.....................          ---                  (6)                (9)                (17)
                                              --------------------------------------------------------------------------------
Net investment income (loss)................           (1)                 (2)                20                  16

Net realized and unrealized gain (loss) on
   investments:
   Capital gains distributions..............           43                 ---                ---                 ---
   Realized gain (loss) on sales of fund
     shares.................................          ---                 (48)               (77)                (68)
   Change in unrealized appreciation/
     depreciation on investments during the
     year...................................           21                 793              1,452                  28
                                              --------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments..............................           64                 745              1,375                 (40)
                                              --------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations................          $63                $743             $1,395                $(24)
                                              ================================================================================


                                                                     DIVERSIFIED        LARGE CAP
                                                      GLOBAL           INCOME            GROWTH           ENHANCED INDEX
                                                    SUBACCOUNT        SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                              --------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions...................          $35              $1,398               $---                 $25
   Expenses:
     Mortality and expense risk fee.........          (53)                (85)               (30)                (13)
     Administrative fee.....................          (14)                (23)                (9)                 (4)
                                              --------------------------------------------------------------------------------
Net investment income (loss)................          (32)              1,290                (39)                  8

Net realized and unrealized gain (loss) on
   investments:
   Capital gains distributions..............          ---                 ---                ---                 ---
   Realized gain (loss) on sales of fund
     shares.................................         (301)                191                 29                  57
   Change in unrealized appreciation/
     depreciation on investments during the
     year...................................        4,018              (1,139)             1,101                 514
                                              --------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments..............................        3,717                (948)             1,130                 571
                                              --------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations................       $3,685                $342             $1,091                $579
                                              ================================================================================

  *For the period from January 1, 2003 to October 3, 2003.
 **For the period from July 7, 2003 (inception date) to December 31, 2003.

          Variable Annuity Account XIV - SecureDesigns Variable Annuity

                                 (In Thousands)

                          Year Ended December 31, 2003


                                                                                         MANAGED ASSET
                                                 INTERNATIONAL      MID CAP GROWTH        ALLOCATION         EQUITY INCOME
                                                   SUBACCOUNT*         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                               --------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions...................         $---                $---                $73                $145
   Expenses:
     Mortality and expense risk fee.........          (14)                (50)               (19)                (53)
     Administrative fee.....................           (4)                (14)                (5)                (14)
                                              --------------------------------------------------------------------------------
Net investment income (loss)................          (18)                (64)                49                  78

Net realized and unrealized gain (loss) on
   investments:
   Capital gains distributions..............          ---                 ---                ---                  86
   Realized gain (loss) on sales of fund
     shares.................................          306                 ---                (12)               (136)
   Change in unrealized appreciation/
     depreciation on investments
     during the year........................          309               3,723                672               2,083
                                              --------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments..............................          615               3,723                660               2,033
                                              --------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations................         $597              $3,659               $709              $2,111
                                              ================================================================================


                                                                                            SOCIAL
                                                   HIGH YIELD       SMALL CAP VALUE       AWARENESS           TECHNOLOGY
                                                   SUBACCOUNT          SUBACCOUNT         SUBACCOUNT          SUBACCOUNT*
                                              --------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions...................         $687                $---                 $7                $---
   Expenses:
     Mortality and expense risk fee.........          (51)                (29)                (8)                 (4)
     Administrative fee.....................          (13)                 (8)                (2)                 (1)
                                              --------------------------------------------------------------------------------
Net investment income (loss)................          623                 (37)                (3)                 (5)

Net realized and unrealized gain (loss) on
   investments:
   Capital gains distributions..............          ---                  40                ---                 ---
   Realized gain (loss) on sales of fund
     shares.................................          192                  20                 13                 206
   Change in unrealized appreciation/
     depreciation on investments during the
     year...................................          661               2,118                293                 127
                                              --------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments..............................          853               2,178                306                 333
                                              --------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations................       $1,476              $2,141               $303                $328
                                              ================================================================================

    *For the period from January 1, 2003 to October 3, 2003.
  ***For the period from May 1, 2003 to December 31, 2003.

          Variable Annuity Account XIV - SecureDesigns Variable Annuity

                                 (In Thousands)

                          Year Ended December 31, 2003


                                                                       MAIN STREET
                                                                       GROWTH AND        SMALL CAP
                                                 MID CAP VALUE           INCOME           GROWTH             SELECT 25
                                                   SUBACCOUNT          SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                               --------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions...................          $37                 $30               $---                $---
   Expenses:
     Mortality and expense risk fee.........          (63)                (35)               (22)                 (7)
     Administrative fee.....................          (18)                 (9)                (6)                 (2)
                                              --------------------------------------------------------------------------------
Net investment income (loss)................          (44)                (14)               (28)                 (9)

Net realized and unrealized gain (loss) on
   investments:
   Capital gains distributions..............          179                 ---                ---                 ---
   Realized gain (loss) on sales of fund
     shares.................................           (7)                (71)                85                 (19)
   Change in unrealized appreciation/
     depreciation on investments during the
     year...................................        4,374               1,500              1,607                 225
                                              --------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments..............................        4,546               1,429              1,692                 206
                                              --------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations................       $4,502              $1,415             $1,664                $197
                                              ================================================================================


                                                      AIM             AIM MID CAP          AMERICAN            AMERICAN
                                                  BASIC VALUE         CORE EQUITY       CENTURY ULTRA       CENTURY VALUE
                                                  SUBACCOUNT***      SUBACCOUNT***       SUBACCOUNT***       SUBACCOUNT***
                                              --------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions...................         $---                $---               $---                $---
   Expenses:
     Mortality and expense risk fee.........           (1)                ---                 (1)                 (1)
     Administrative fee.....................          ---                 ---                ---                 ---
                                              --------------------------------------------------------------------------------
Net investment income (loss)................           (1)                ---                 (1)                 (1)

Net realized and unrealized gain (loss) on
   investments:
   Capital gains distributions..............          ---                 ---                ---                 ---
   Realized gain (loss) on sales of fund
     shares.................................            1                   2                ---                   2
   Change in unrealized appreciation/
     depreciation on investments during the
     year...................................           79                  19                 31                  39
                                              --------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments..............................           80                  21                 31                  41
                                              --------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations................          $79                 $21                $30                 $40
                                              ================================================================================

***For the period from May 1, 2003 to December 31, 2003.

          Variable Annuity Account XIV - SecureDesigns Variable Annuity

                                 (In Thousands)

                          Year Ended December 31, 2003


                                                     INVESCO REAL                INVESCO               OPPENHEIMER MAIN
                                                  ESTATE OPPORTUNITY         HEALTH SCIENCES            STREET SMALL CAP
                                                     SUBACCOUNT***             SUBACCOUNT***             SUBACCOUNT***
                                              --------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions...................              $21                      $---                      $---
   Expenses:
     Mortality and expense risk fee.........               (3)                      ---                        (1)
     Administrative fee.....................               (1)                      ---                       ---
                                              --------------------------------------------------------------------------------
Net investment income (loss)................               17                       ---                        (1)

Net realized and unrealized gain (loss) on
   investments:
   Capital gains distributions..............              ---                       ---                       ---
   Realized gain (loss) on sales of fund
     shares.................................               27                       ---                         7
   Change in unrealized appreciation/
      depreciation on
      investments during the year............             141                        24                        35
                                              --------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments..............................              168                        24                        42
                                              --------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations................             $185                       $24                       $41
                                              ================================================================================


                                                     PIMCO               PIMCO              PIMCO               RYDEX
                                                   ALL ASSET          REAL RETURN        LOW DURATION      SECTOR ROTATION
                                                  SUBACCOUNT***      SUBACCOUNT***       SUBACCOUNT***       SUBACCOUNT***
                                              --------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions...................          $20                  $8                $28                $---
   Expenses:
     Mortality and expense risk fee.........           (1)                 (6)               (13)                 (2)
     Administrative fee.....................          ---                  (2)                (3)                ---
                                              --------------------------------------------------------------------------------
Net investment income (loss)................           19                 ---                 12                  (2)

Net realized and unrealized gain (loss) on
   investments:
   Capital gains distributions..............          ---                  68                  8                 ---
   Realized gain (loss) on sales of fund
     shares.................................            1                  (1)                (6)                  3
   Change in unrealized appreciation/
     depreciation on investments during the
     year...................................           22                  (9)                (6)                 54
                                              --------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments..............................           23                  58                 (4)                 57
                                              --------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations................          $42                 $58                 $8                 $55
                                              ================================================================================

***For the period from May 1, 2003 to December 31, 2003.
   See accompanying notes.

          Variable Annuity Account XIV - SecureDesigns Variable Annuity

                       Statements of Changes in Net Assets
                                 (In Thousands)

                     Years Ended December 31, 2003 and 2002


                                                             ALPHA OPPORTUNITY                       EQUITY
                                                                SUBACCOUNT                        SUBACCOUNT
                                                                   2003**                2003                   2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................           $   (1)             $      (2)              $       1
     Capital gains distributions.....................               43                    ---                     ---
     Realized gain (loss) on sales of fund shares....              ---                    (48)                   (236)
     Change in unrealized appreciation/depreciation
       on investments during the year................               21                    793                    (535)
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................               63                    743                    (770)

   From contractholder transactions:
     Variable annuity deposits.......................              199                  1,503                   3,419
     Contractholder maintenance charges..............               (1)                   (23)                    (16)
     Terminations and withdrawals....................              (27)                  (363)                    (87)
     Transfers between subaccounts, net..............              565                    (13)                   (919)
     Transfers between subaccounts, due to mergers...              ---                    ---                     ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................              736                  1,104                   2,397
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................              799                  1,847                   1,627
Net assets at beginning of year......................              ---                  2,925                   1,298
                                                       -----------------------------------------------------------------------
Net assets at end of year............................             $799                 $4,772                  $2,925
                                                       =======================================================================


                                                                   LARGE CAP VALUE                      MONEY MARKET
                                                                     SUBACCOUNT                          SUBACCOUNT
                                                                 2003           2002               2003             2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................       $     20        $      40        $       16         $     200
     Capital gains distributions.....................            ---              ---               ---               ---
     Realized gain (loss) on sales of fund shares....            (77)            (241)              (68)              (58)
     Change in unrealized appreciation/depreciation
       on investments during the year................          1,452           (1,011)               28              (116)
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................          1,395           (1,212)              (24)               26

   From contractholder transactions:
     Variable annuity deposits.......................          1,609            2,486            15,200            10,028
     Contractholder maintenance charges..............            (35)             (31)              (86)              (36)
     Terminations and withdrawals....................           (156)            (201)           (5,888)           (1,217)
     Transfers between subaccounts, net..............            772             (116)           (7,641)           (3,191)
     Transfers between subaccounts, due to mergers...            ---              ---               ---               ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................          2,190            2,138             1,585             5,584
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................          3,585              926             1,561             5,610
Net assets at beginning of year......................          4,018            3,092             9,667             4,057
                                                       -----------------------------------------------------------------------
Net assets at end of year............................         $7,603          $ 4,018           $11,228          $  9,667
                                                       =======================================================================

**For the period from July 7, 2003 (inception date) to December 31, 2003.

          Variable Annuity Account XIV - SecureDesigns Variable Annuity

                                 (In Thousands)

                     Years Ended December 31, 2003 and 2002


                                                                        GLOBAL                       DIVERSIFIED INCOME
                                                                      SUBACCOUNT                         SUBACCOUNT
                                                                2003              2002              2003             2002
                                                        -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................     $      (32)        $    (19)         $  1,290         $     230
     Capital gains distributions.....................            ---              ---               ---               ---
     Realized gain (loss) on sales of fund shares....           (301)            (106)              191                77
     Change in unrealized appreciation/depreciation
       on investments during the year................          4,018             (852)           (1,139)              452
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................          3,685             (977)              342               759

    From contractholder transactions:
     Variable annuity deposits.......................          4,139            4,106             5,644             7,019
     Contractholder maintenance charges..............            (49)             (18)              (95)              (60)
     Terminations and withdrawals....................           (506)            (157)             (756)             (442)
     Transfers between subaccounts, net..............          1,150              (43)           (3,644)            1,281
     Transfers between subaccounts, due to mergers...          4,348              448               ---               ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................          9,082            4,336             1,149             7,798
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................         12,767            3,359             1,491             8,557
Net assets at beginning of year......................          5,256            1,897            13,092             4,535
                                                       -----------------------------------------------------------------------
Net assets at end of year............................        $18,023           $5,256           $14,583           $13,092
                                                       =======================================================================


                                                                  LARGE CAP GROWTH                     ENHANCED INDEX
                                                                     SUBACCOUNT                          SUBACCOUNT
                                                                2003             2002              2003              2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................       $    (39)        $    (16)        $       8         $       9
     Capital gains distributions.....................            ---              ---               ---               ---
     Realized gain (loss) on sales of fund shares....             29             (153)               57              (328)
     Change in unrealized appreciation/depreciation
       on investments during the year................          1,101             (397)              514               (97)
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................          1,091             (566)              579              (416)

   From contractholder transactions:
     Variable annuity deposits.......................          2,143            1,475             1,189               531
     Contractholder maintenance charges..............            (31)             (19)              (17)              (11)
     Terminations and withdrawals....................           (199)            (158)             (124)              (62)
     Transfers between subaccounts, net..............          1,139              380               936              (161)
     Transfers between subaccounts, due to mergers...            ---            1,434               ---               ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................          3,052            3,112             1,984               297
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................          4,143            2,546             2,563              (119)
Net assets at beginning of year......................          3,685            1,139             1,287             1,406
                                                       -----------------------------------------------------------------------
Net assets at end of year............................         $7,828           $3,685            $3,850            $1,287
                                                       =======================================================================

          Variable Annuity Account XIV - SecureDesigns Variable Annuity

                                 (In Thousands)

                     Years Ended December 31, 2003 and 2002


                                                                    INTERNATIONAL                     MID CAP GROWTH
                                                                     SUBACCOUNT                         SUBACCOUNT
                                                                2003*            2002              2003             2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................      $     (18)       $      (2)       $      (64)        $     (33)
     Capital gains distributions.....................            ---              ---               ---               189
     Realized gain (loss) on sales of fund shares....            306              (11)              ---              (283)
     Change in unrealized appreciation/depreciation
       on investments during the year................            309             (303)            3,723            (1,272)
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................            597             (316)            3,659            (1,399)

   From contractholder transactions:
     Variable annuity deposits.......................          1,197            1,644             3,303             3,404
     Contractholder maintenance charges..............            (15)             (12)              (55)              (32)
     Terminations and withdrawals....................           (109)            (112)             (276)             (179)
     Transfers between subaccounts, net..............            168              682              (819)            1,368
     Transfers between subaccounts, due to mergers...         (4,348)             ---             1,378               ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................         (3,107)           2,202             3,531             4,561
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................         (2,510)           1,886             7,190             3,162
Net assets at beginning of year......................          2,510              624             6,199             3,037
                                                       -----------------------------------------------------------------------
Net assets at end of year............................     $      ---           $2,510           $13,389           $ 6,199
                                                       =======================================================================


                                                                    MANAGED ASSET                      EQUITY INCOME
                                                                ALLOCATION SUBACCOUNT                   SUBACCOUNT
                                                               2003              2002              2003             2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................       $     49         $     55        $       78          $    110
     Capital gains distributions.....................            ---              ---                86                90
     Realized gain (loss) on sales of fund shares....            (12)             (22)             (136)             (221)
     Change in unrealized appreciation/depreciation
       on investments during the year................            672             (178)            2,083              (990)
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................            709             (145)            2,111            (1,011)

   From contractholder transactions:
     Variable annuity deposits.......................          1,876            1,030             4,004             4,609
     Contractholder maintenance charges..............            (19)              (8)              (59)              (39)
     Terminations and withdrawals....................           (113)             (42)             (529)             (226)
     Transfers between subaccounts, net..............            656              179              (115)              821
     Transfers between subaccounts, due to mergers...            ---              ---               ---               ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................          2,400            1,159             3,301             5,165
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................          3,109            1,014             5,412             4,154
Net assets at beginning of year......................          1,921              907             7,275             3,121
                                                       -----------------------------------------------------------------------
Net assets at end of year............................         $5,030           $1,921           $12,687           $ 7,275
                                                       =======================================================================

*For the period from January 1, 2003 to October 3, 2003.

          Variable Annuity Account XIV - SecureDesigns Variable Annuity

                                 (In Thousands)

                     Years Ended December 31, 2003 and 2002


                                                                     HIGH YIELD                       SMALL CAP VALUE
                                                                     SUBACCOUNT                         SUBACCOUNT
                                                                2003              2002             2003             2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................      $     623          $   277          $    (37)         $    (23)
     Capital gains distributions.....................            ---              ---                40               183
     Realized gain (loss) on sales of fund shares....            192              (57)               20               (77)
     Change in unrealized appreciation/depreciation
       on investments during the year................            661             (102)            2,118              (467)
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................          1,476              118             2,141              (384)

   From contractholder transactions:
     Variable annuity deposits.......................          2,653            2,499             1,731             2,502
     Contractholder maintenance charges..............            (57)             (16)              (33)              (25)
     Terminations and withdrawals....................           (519)            (244)             (191)             (230)
     Transfers between subaccounts, net..............          4,168            1,102               939              (365)
     Transfers between subaccounts, due to mergers...            ---            1,045               ---               ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................          6,245            4,386             2,446             1,882
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................          7,721            4,504             4,587             1,498
Net assets at beginning of year......................          5,370              866             3,526             2,028
                                                       -----------------------------------------------------------------------
Net assets at end of year............................        $13,091           $5,370            $8,113            $3,526
                                                       =======================================================================


                                                                   SOCIAL AWARENESS                      TECHNOLOGY
                                                                      SUBACCOUNT                         SUBACCOUNT
                                                                 2003             2002             2003*             2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................      $      (3)       $      (1)       $       (5)          $    (4)
     Capital gains distributions.....................            ---              ---               ---               ---
     Realized gain (loss) on sales of fund shares....             13              (20)              206              (165)
     Change in unrealized appreciation/depreciation
       on investments during the year................            293             (158)              127              (152)
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................            303             (179)              328              (321)

   From contractholder transactions:
     Variable annuity deposits.......................            454              706               264               184
     Contractholder maintenance charges..............             (8)              (5)               (5)               (5)
     Terminations and withdrawals....................            (44)             (15)              (17)              (37)
     Transfers between subaccounts, net..............           (140)             131               143               394
     Transfers between subaccounts, due to mergers...            ---              ---            (1,378)              ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................            262              817              (993)              536
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................            565              638              (665)              215
Net assets at beginning of year......................          1,089              451               665               450
                                                       -----------------------------------------------------------------------
Net assets at end of year............................         $1,654           $1,089        $      ---             $ 665
                                                       =======================================================================

*For the period from January 1, 2003 to October 3, 2003.

          Variable Annuity Account XIV - SecureDesigns Variable Annuity

                                 (In Thousands)

                     Years Ended December 31, 2003 and 2002


                                                                    MID CAP VALUE                 MAIN STREET GROWTH AND
                                                                     SUBACCOUNT                      INCOME SUBACCOUNT
                                                                2003              2002              2003             2002
                                                       -----------------------------------------------------------------------
  Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................     $      (44)       $      12          $    (14)        $      (5)
     Capital gains distributions.....................            179              279               ---               ---
     Realized gain (loss) on sales of fund shares....             (7)            (493)              (71)             (136)
     Change in unrealized appreciation/depreciation
       on investments during the year................          4,374             (998)            1,500              (591)
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................          4,502           (1,200)            1,415              (732)

   From contractholder transactions:
     Variable annuity deposits.......................          4,023            5,230             2,752             2,029
     Contractholder maintenance charges..............            (69)             (44)              (34)              (18)
     Terminations and withdrawals....................           (371)            (324)             (300)             (219)
     Transfers between subaccounts, net..............            863              812               627               975
     Transfers between subaccounts, due to mergers...            ---              ---               ---               ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................          4,446            5,674             3,045             2,767
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................          8,948            4,474             4,460             2,035
Net assets at beginning of year......................          8,033            3,559             4,199             2,164
                                                       -----------------------------------------------------------------------
Net assets at end of year............................        $16,981          $ 8,033            $8,659            $4,199
                                                       =======================================================================


                                                                   SMALL CAP GROWTH                       SELECT 25
                                                                      SUBACCOUNT                         SUBACCOUNT
                                                                 2003            2002              2003             2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................       $    (28)        $    (13)        $      (9)         $    (8)
     Capital gains distributions.....................            ---              ---               ---              ---
     Realized gain (loss) on sales of fund shares....             85             (176)              (19)            (144)
     Change in unrealized appreciation/depreciation
       on investments during the year................          1,607             (331)              225             (205)
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................          1,664             (520)              197             (357)

   From contractholder transactions:
     Variable annuity deposits.......................          1,647            1,461               542              601
     Contractholder maintenance charges..............            (25)             (13)               (9)              (7)
     Terminations and withdrawals....................           (310)            (112)              (35)            (119)
     Transfers between subaccounts, net..............            509              411               213             (140)
     Transfers between subaccounts, due to mergers...            ---              ---               ---              ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................          1,821            1,747               711              335
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................          3,485            1,227               908              (22)
Net assets at beginning of year......................          2,495            1,268               975              997
                                                       -----------------------------------------------------------------------
Net assets at end of year............................         $5,980           $2,495            $1,883            $ 975
                                                       =======================================================================

          Variable Annuity Account XIV - SecureDesigns Variable Annuity

                                 (In Thousands)

                     Years Ended December 31, 2003 and 2002


                                                              AIM          AIM MID CAP         AMERICAN          AMERICAN
                                                          BASIC VALUE       CORE EQUITY     CENTURY ULTRA      CENTURY VALUE
                                                           SUBACCOUNT       SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                            2003***          2003***           2003***           2003***
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................      $      (1)         $  ---            $   (1)           $   (1)
     Capital gains distributions.....................            ---             ---               ---               ---
     Realized gain (loss) on sales of fund shares....              1               2               ---                 2
     Change in unrealized appreciation/depreciation
       on investments during the year................             79              19                31                39
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................             79              21                30                40

   From contractholder transactions:
     Variable annuity deposits.......................            709             278               492               336
     Contractholder maintenance charges..............             (2)            ---                (1)               (1)
     Terminations and withdrawals....................            (41)             (2)               (1)               (2)
     Transfers between subaccounts, net..............            312             120               195                36
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................            978             396               685               369
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................          1,057             417               715               409
Net assets at beginning of year......................            ---             ---               ---               ---
                                                       -----------------------------------------------------------------------
Net assets at end of year............................         $1,057            $417              $715              $409
                                                       =======================================================================


                                                            INVESCO REAL              INVESCO            OPPENHEIMER MAIN
                                                         ESTATE OPPORTUNITY       HEALTH SCIENCES         STREET SMALL CAP
                                                              SUBACCOUNT             SUBACCOUNT              SUBACCOUNT
                                                               2003***                2003***                 2003***
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................         $     17                $  ---                  $   (1)
     Capital gains distributions.....................              ---                   ---                     ---
     Realized gain (loss) on sales of fund shares....               27                   ---                       7
     Change in unrealized appreciation/depreciation
       on investments during the year................              141                    24                      35
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................              185                    24                      41

   From contractholder transactions:
     Variable annuity deposits.......................              597                   168                     245
     Contractholder maintenance charges..............               (3)                  ---                     ---
     Terminations and withdrawals....................              (18)                  ---                     ---
     Transfers between subaccounts, net..............              665                   189                     187
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................            1,241                   357                     432
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................            1,426                   381                     473
Net assets at beginning of year......................              ---                   ---                     ---
                                                       -----------------------------------------------------------------------
Net assets at end of year............................           $1,426                  $381                    $473
                                                       =======================================================================

***For the period from May 1, 2003 (inception date) to December 31, 2003.

          Variable Annuity Account XIV - SecureDesigns Variable Annuity

                                 (In Thousands)

                     Years Ended December 31, 2003 and 2002


                                                             PIMCO            PIMCO             PIMCO         RYDEX SECTOR
                                                           ALL ASSET       REAL RETURN       LOW DURATION        ROTATION
                                                           SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                            2003***          2003***           2003***           2003***
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................         $  19         $     ---          $     12         $      (2)
     Capital gains distributions.....................           ---                68                 8               ---
     Realized gain (loss) on sales of fund shares....             1                (1)               (6)                3
     Change in unrealized appreciation/depreciation
       on investments during the year................            22                (9)               (6)               54
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................            42                58                 8                55

   From contractholder transactions:
     Variable annuity deposits.......................           557             2,329             2,529               701
     Contractholder maintenance charges..............            (1)               (5)              (15)               (1)
     Terminations and withdrawals....................            (3)              (44)             (107)               (2)
     Transfers between subaccounts, net..............           398             1,769             5,237               362
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................           951             4,049             7,644             1,060
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................           993             4,107             7,652             1,115
Net assets at beginning of year......................           ---               ---               ---               ---
                                                       -----------------------------------------------------------------------
Net assets at end of year............................          $993            $4,107            $7,652            $1,115
                                                       =======================================================================

***For the period from May 1, 2003 (inception date) to December 31, 2003.
   See accompanying notes.

          Variable Annuity Account XIV - SecureDesigns Variable Annuity

                          Notes to Financial Statements

                                December 31, 2003


1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

        ORGANIZATION -- SecureDesigns Variable Annuity (SecureDesigns) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). Purchase payments for SecureDesigns are allocated to one or more of the subaccounts that comprise Variable Annuity Account XIV (the Account), a separate account of SBL. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Deposits received by the Account for SecureDesigns are invested in AIM Growth Series, American Century Investments, Inc., INVESCO Stock Funds, Inc., Oppenheimer Funds, Inc., Pacific Investment Management Company, Inc., Rydex Global Advisors, Inc., and the SBL Fund, a mutual fund not otherwise available to the public. As directed by the owners, amounts may be invested in a designated mutual fund as follows:

SUBACCOUNT                                           MUTUAL FUND
-----------------------------------------------------------------------------------------------------------
                                                     SBL Fund:
Alpha Opportunity..................................     Series Z (Alpha Opportunity Series)
Equity.............................................     Series A (Equity Series)
Large Cap Value....................................     Series B (Large Cap Value Series)
Money Market.......................................     Series C (Money Market Series)
Global.............................................     Series D (Global Series)
Diversified Income.................................     Series E (Diversified Income Series)
Large Cap Growth...................................     Series G (Large Cap Growth Series)
Enhanced Index.....................................     Series H (Enhanced Index Series)
Mid Cap Growth.....................................     Series J (Mid Cap Growth Series)
Managed Asset Allocation...........................     Series N (Managed Asset Allocation Series)
Equity Income......................................     Series O (Equity Income Series)
High Yield.........................................     Series P (High Yield Series)
Small Cap Value....................................     Series Q (Small Cap Value Series)
Social Awareness...................................     Series S (Social Awareness Series)
Mid Cap Value......................................     Series V (Mid Cap Value Series)
Main Street Growth and Income......................     Series W (Main Street Growth and Income Series)
Small Cap Growth...................................     Series X (Small Cap Growth Series)
Select 25..........................................     Series Y (Select 25 Series)

                                                     AIM Growth Series:
AIM Basic Value....................................     AIM Basic Value Fund (Class A)
AIM Mid Cap Core Equity............................     AIM Mid Cap Core Equity (Class A)

                                                     American Century Investments, Inc.:
American Century Ultra.............................     American Century Ultra (Advisor Class)
American Century Value.............................     American Century Value (Advisor Class)

                                                     INVESCO Stock Funds, Inc.:
INVESCO Real Estate Opportunity....................     INVESCO Real Estate Opportunity Fund
INVESCO Health Sciences............................     INVESCO Health Sciences Fund

                                                     Oppenheimer Funds, Inc.:
Oppenheimer Main Street Small Cap..................     Oppenheimer Main Street Small Cap Fund

                                                     Pacific Investment Management Company, Inc.:
PIMCO All Asset....................................     PIMCO All Asset Fund
PIMCO Real Return..................................     PIMCO Real Return Fund
PIMCO Low Duration.................................     PIMCO Low Duration Fund

                                                     Rydex Global Advisors, Inc.:
Rydex Sector Rotation..............................     Rydex Sector Rotation Fund

        During 2003, the International Series and the Technology Series were merged into the Global Series, and the Mid Cap Growth Series, respectively.

        Pursuant to a plan the reorganization approved by the SBL Fund International Series shareholders, the SBL Fund Global Series acquired all the net assets of the SBL Fund International Series, which totaled $4,347,799 on the closing date of the reorganization, October 3, 2003. A total of 590,734 shares were exchanged from the SBL Fund International Series. In exchange for the assets of the SBL Fund International Series 703,527 shares of the SBL Fund Global Series were issued to shareholders of record immediately after the closing date.

        Pursuant to a plan the reorganization approved by the SBL Fund Technology Series shareholders, the SBL Fund Mid Cap Growth Series acquired all the net assets of the SBL Fund Technology Series, which totaled $1,378,298 on the closing date of the reorganization, October 3, 2003. A total of 322,786 shares were exchanged from the SBL Fund Technology Series. In exchange for the assets of the SBL Fund Technology Series 59,848 shares of the SBL Fund Mid Cap Growth Series were issued to shareholders of record immediately after the closing date.

        During 2002, the Global Strategic Income Series, the Global Total Return Series, and the Capital Growth Series were merged into the High Yield Series, the Global Series, and the Large Cap Growth Series, respectively.

        Pursuant to the plan of reorganization approved by the SBL Fund Global Strategic Income Series shareholders, the SBL Fund High Yield Series acquired all the net assets of the SBL Fund Global Strategic Income, which totaled $1,045,096 on the closing date of the reorganization, August 27, 2002. A total of 116,901 shares were exchanged from the SBL Fund Global Strategic Income Series. In exchange for the assets of the SBL Fund Global Strategic Income Series 80,890 shares of the SBL Fund High Yield Series were issued to shareholders of record immediately after the closing date.

        Pursuant to the plan of reorganization approved by the SBL Fund Capital Growth Series shareholders, the SBL Fund Large Cap Growth Series acquired all the net assets of the SBL Fund Capital Growth Series, which totaled $1,433,681 on the closing date of the reorganization, August 27, 2002. A total of 275,179 shares were exchanged from the SBL Fund Capital Growth Series. In exchange for the assets of the SBL Fund Capital Growth Series 274,126 shares of the SBL Fund Large Cap Growth Series were issued to shareholders of record immediately after the closing date.

        Pursuant to the plan of reorganization approved by the SBL Fund Global Total Return Series shareholders, the SBL Fund Global Series acquired all the net assets of the SBL Fund Global Total Return, which totaled $447,759 on the closing date of the reorganization, August 27, 2002. A total of 57,479 shares were exchanged from the SBL Fund Global Total Return Series. In exchange for the assets of the SBL Fund Global Total Return Series 84,643 shares of the SBL Fund Global Series were issued to shareholders of record immediately after the closing date.

        Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

        Under the terms of the investment advisory contracts, investment portfolios of the underlying mutual funds are managed by Security Management Company, LLC (SMC), a limited liability company controlled by its members, SBL and Security Benefit Group, Inc., a wholly-owned subsidiary of SBL.

        AIM Growth Series serves as investment advisor of AIM Basic Value Fund and AIM Mid Cap Core Equity Fund. American Century Investments, Inc. serves as investment advisor of American Century Ultra Fund and American Century Value Fund. INVESCO Stock Funds, Inc. serves as investment advisor of INVESCO Real Estate Opportunity Fund and INVESCO Health Sciences Fund. OppenheimerFunds, Inc. serves as investment advisor of Oppenheimer Main Street Small Cap Fund. Pacific Investment Management Company, Inc serves as investment advisor of PIMCO All Asset Fund, PIMCO Real Return Fund and PIMCO Low Duration Fund. Rydex Global Advisors, Inc. serves as investment advisor of Rydex Sector Rotation Fund. SMC has engaged Dreyfus Corporation to provide subadvisory services for Large Cap Value Series; OppenheimerFunds, Inc. to provide subadvisory services for Global Series and the Main Street Growth and Income Series; Northern Trust Investments, Inc. to provide subadvisory services for the Enhanced Index Series; T. Rowe Price Associates Inc. to provide subadvisory services for the Managed Asset Allocation Series and the Equity Income Series; Strong Capital Management, Inc. to provide subadvisory services for the Small Cap Value Series; and RS Investments to provide subadvisory services for the Small Cap Growth Series.

        INVESTMENT VALUATION -- Investments in mutual fund shares are carried in the statement of assets and liabilities at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of investments sold.

        The cost of investments purchased and proceeds from investments sold for the years ended December 31, 2003, were as follows:

                                                           COST OF          PROCEEDS
SUBACCOUNT                                                PURCHASES       FROM SALES
-----------------------------------------------------------------------------------------
                                                               (In Thousands)
Alpha Opportunity**................................      $     812        $       34
Equity.............................................          2,455             1,353
Large Cap Value....................................          2,711               501
Money Market.......................................         23,300            21,699
Global.............................................         11,964             2,914
Diversified Income.................................          8,485             6,046
Large Cap Growth...................................          5,042             2,029
Enhanced Index.....................................          2,911               919
International*.....................................          3,326             6,451
Mid Cap Growth.....................................          5,625             2,158
Managed Asset Allocation...........................          2,745               296
Equity Income......................................          5,808             2,343
High Yield.........................................         11,396             4,528
Small Cap Value....................................          3,458             1,009
Social Awareness...................................            621               362
Technology*........................................            761             1,759
Mid Cap Value......................................          7,333             2,752
Main Street Growth and Income......................          4,049             1,018
Small Cap Growth...................................          2,851             1,058
Select 25..........................................          1,037               335
AIM Basic Value***.................................          1,029                52
AIM Mid Cap Core Equity***.........................            404                 8
American Century Ultra***..........................            691                 7
American Century Value***..........................            400                32
INVESCO Real Estate Opportunity***.................          1,547               289
INVESCO Health Sciences***.........................            373                16
Oppenheimer Main Street Small Cap***...............            548               117
PIMCO All Asset***.................................          1,039                69
PIMCO Real Return***...............................          4,656               539
PIMCO Low Duration***..............................          9,749             2,085
Rydex Sector Rotation***...........................          1,146                88

    *For the period from January 1, 2003 to October 3, 2003.
   **For the period from July 7, 2003 (inception date) to December 31, 2003. ***For the period from May 1, 2003 (inception date) to December 31, 2003.

        ANNUITY RESERVES -- As of December 31, 2003, annuity reserves have not been established as there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

        REINVESTMENT OF DIVIDENDS -- Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

        FEDERAL INCOME TAXES -- The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

        USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.      VARIABLE ANNUITY CONTRACT CHARGES

        SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value. Additionally, SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force. Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 0.60% to 0.85% of the average daily net asset. Additionally, SBL deducts an amount for each rider, equal to a percentage of contract value, not to exceed a total charge of 1% of the contract value.

        When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

3.      SUMMARY OF UNIT TRANSACTIONS

        The changes in units outstanding for the years ended December 31, 2003 and 2002, were as follows:

                                                                    2003                                  2002
                                                     ------------------------------------  ------------------------------------
                                                                                NET                                    NET
                                                         UNITS      UNITS     INCREASE         UNITS      UNITS      INCREASE
                   SUBACCOUNT                            ISSUED    REDEEMED  (DECREASE)        ISSUED    REDEEMED   (DECREASE)
        -----------------------------------------------------------------------------------------------------------------------
                                                                                  (In Thousands)
        Alpha Opportunity**........................        76         (7)         69            ---        ---         ---
        Equity.....................................       619       (406)        213            921       (553)        368
        Large Cap Value............................       511       (190)        321            585       (317)        268
        Money Market...............................     3,531     (3,335)        196          2,369     (1,788)        581
        Global.....................................     2,094       (761)      1,333            999       (340)        659
        Diversified Income.........................     1,032       (894)        138          1,879     (1,152)        727
        Large Cap Growth...........................     1,252       (605)        647          1,024       (374)        650
        Enhanced Index.............................       534       (194)        340          1,191     (1,145)         46
        International*.............................       862     (1,401)       (539)           546       (109)        437
        Mid Cap Growth.............................     1,077       (602)        475          1,146       (416)        730
        Managed Asset Allocation...................       378        (77)        301            184        (35)        149
        Equity Income..............................       826       (468)        358            889       (372)        517
        High Yield.................................       677       (352)        325            471       (216)        255
        Small Cap Value............................       358       (172)        186            626       (471)        155
        Social Awareness...........................       136        (80)         56            183        (38)        145
        Technology*................................       325       (579)       (254)           379       (228)        151
        Mid Cap Value..............................       794       (456)        338          1,339       (833)        506
        Main Street Growth and Income..............       439       (192)        247            308        (95)        213
        Small Cap Growth...........................       812       (426)        386            943       (525)        418
        Select 25..................................       222        (92)        130            379       (327)         52
        AIM Basic Value***.........................        99        (16)         83            ---        ---         ---
        AIM Mid Cap Core Equity***.................        36         (2)         34            ---        ---         ---
        American Century Ultra***..................        77        (15)         62            ---        ---         ---
        American Century Value***..................        46        (13)         33            ---        ---         ---
        INVESCO Real Estate Opportunity***.........       152        (41)        111            ---        ---         ---
        INVESCO Health Sciences***.................        38         (5)         33            ---        ---         ---
        Oppenheimer Main Street Small Cap***.......        56        (21)         35            ---        ---         ---
        PIMCO All Asset***.........................       112        (20)         92            ---        ---         ---
        PIMCO Real Return***.......................       547       (152)        395            ---        ---         ---
        PIMCO Low Duration***......................     1,150       (372)        778            ---        ---         ---
        Rydex Sector Rotation***...................       111        (20)         91            ---        ---         ---

        *For the period from January 1, 2003 to October 3, 2003.
       **For the period from July 7, 2003 (inception date) to December 31, 2003. ***For the period from May 1, 2003 (inception date) to December 31,
         2003.

4.      UNIT VALUES

        A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the three years in the period ended December 31, 2003, were as follows:

        SUBACCOUNT                                                                  2003              2002             2001
        ----------------------------------------------------------------------------------------------------------------------
        ALPHA OPPORTUNITY*****
        Units..............................................................       68,970               ---              ---
        Unit value.........................................................       $11.58              $---             $---
        Net assets (000s)..................................................         $799              $---             $---
        Ratio of expenses to net assets*...................................        0.75%              ---%             ---%
        Investment income ratio**..........................................         ---%              ---%             ---%
        Total return***....................................................       16.62%              ---%             ---%
        ----------------------------------------------------------------------------------------------------------------------
        EQUITY
        Units..............................................................      758,144           544,857          176,676
        Unit value.........................................................        $6.30             $5.38            $7.36
        Net assets (000s)..................................................       $4,772            $2,925           $1,298
        Ratio of expenses to net assets*...................................        0.75%             0.75%            0.75%
        Investment income ratio**..........................................        0.69%             0.96%            0.01%
        Total return***....................................................       17.10%          (26.90)%         (12.38)%
        ----------------------------------------------------------------------------------------------------------------------
        LARGE CAP VALUE
        Units..............................................................      931,853           610,851          343,404
        Unit value.........................................................        $8.16             $6.57            $9.00
        Net assets (000s)..................................................       $7,603            $4,018           $3,092
        Ratio of expenses to net assets*...................................        0.75%             0.75%            0.75%
        Investment income ratio**..........................................        1.04%             1.99%            0.01%
        Total return***....................................................       24.20%          (27.00)%          (7.88)%
        ----------------------------------------------------------------------------------------------------------------------
        MONEY MARKET
        Units..............................................................    1,177,714           982,287          401,703
        Unit value.........................................................        $9.56             $9.87           $10.13
        Net assets (000s)..................................................      $11,228            $9,667           $4,057
        Ratio of expenses to net assets*...................................        0.75%             0.75%            0.75%
        Investment income ratio**..........................................        0.91%             3.57%            0.07%
        Total return***....................................................      (3.14)%           (2.57)%           (.30)%
        ----------------------------------------------------------------------------------------------------------------------
        GLOBAL
        Units..............................................................    2,234,390           900,881          242,048
        Unit value.........................................................        $8.07             $5.84            $7.84
        Net assets (000s)..................................................      $18,023            $5,256           $1,897
        Ratio of expenses to net assets*...................................        0.75%             0.75%            0.75%
        Investment income ratio**..........................................        0.30%             0.20%             ---%
        Total return***....................................................       38.18%          (25.51)%         (13.75)%
        ----------------------------------------------------------------------------------------------------------------------
        DIVERSIFIED INCOME
        Units..............................................................    1,281,255         1,143,363          416,745
        Unit value.........................................................       $11.39            $11.46           $10.89
        Net assets (000s)..................................................      $14,583           $13,092           $4,535
        Ratio of expenses to net assets*...................................        0.75%             0.75%            0.75%
        Investment income ratio**..........................................       10.10%             3.37%             ---%
        Total return***....................................................      (0.61)%             5.23%            2.35%
        ----------------------------------------------------------------------------------------------------------------------
        LARGE CAP GROWTH
        Units..............................................................    1,475,898           829,448           180,104
        Unit value.........................................................        $5.31             $4.44             $6.33
        Net assets (000s)..................................................       $7,828            $3,685            $1,139
        Ratio of expenses to net assets*...................................        0.75%             0.75%             0.75%
        Investment income ratio**..........................................         ---%              ---%              ---%
        Total return***....................................................       19.59%          (29.86)%          (14.34)%
        -----------------------------------------------------------------------------------------------------------------------
        ENHANCED INDEX
        Units..............................................................      577,687           237,774           192,600
        Unit value.........................................................        $6.67             $5.42             $7.31
        Net assets (000s)..................................................       $3,850            $1,287            $1,406
        Ratio of expenses to net assets*...................................        0.75%             0.75%             0.75%
        Investment income ratio**..........................................        0.95%             1.42%              ---%
        Total return***....................................................       23.06%          (25.85)%          (13.70)%
        -----------------------------------------------------------------------------------------------------------------------
        MID CAP GROWTH
        Units..............................................................    1,569,313         1,093,762           364,122
        Unit value.........................................................        $8.53             $5.67             $8.34
        Net assets (000s)..................................................      $13,389            $6,199            $3,037
        Ratio of expenses to net assets*...................................        0.75%             0.75%             0.75%
        Investment income ratio**..........................................         ---%              ---%              ---%
        Total return***....................................................       50.44%          (32.01)%          (13.84)%
        -----------------------------------------------------------------------------------------------------------------------
        MANAGED ASSET ALLOCATION
        Units..............................................................      554,165           252,528           103,760
        Unit value.........................................................        $9.07             $7.60             $8.74
        Net assets (000s)..................................................       $5,030            $1,921              $907
        Ratio of expenses to net assets*...................................        0.75%             0.75%             0.75%
        Investment income ratio**..........................................        2.10%             4.61%              ---%
        Total return***....................................................       19.34%          (13.04)%           (7.71)%
        -----------------------------------------------------------------------------------------------------------------------
        EQUITY INCOME
        Units..............................................................    1,161,217           803,419           287,273
        Unit value.........................................................       $10.93             $9.06            $10.87
        Net assets (000s)..................................................      $12,687            $7,275            $3,121
        Ratio of expenses to net assets*...................................        0.75%             0.75%             0.75%
        Investment income ratio**..........................................        1.46%             2.91%              ---%
        Total return***....................................................       20.64%          (16.65)%           (1.98)%
        -----------------------------------------------------------------------------------------------------------------------
        HIGH YIELD
        Units..............................................................      627,384           301,751           47,057
        Unit value.........................................................       $20.87            $17.80           $18.41
        Net assets (000s)..................................................      $13,091            $5,370             $866
        Ratio of expenses to net assets*...................................        0.75%             0.75%            0.75%
        Investment income ratio**..........................................        7.45%             9.46%           17.68%
        Total return***....................................................       17.25%           (3.31)%            0.22%
        ----------------------------------------------------------------------------------------------------------------------
        SMALL CAP VALUE
        Units..............................................................      506,024           319,542          164,868
        Unit value.........................................................       $16.02            $11.03           $12.30
        Net assets (000s)..................................................       $8,113            $3,526           $2,028
        Ratio of expenses to net assets*...................................        0.75%             0.75%            0.75%
        Investment income ratio**..........................................         ---%              ---%             ---%
        Total return***....................................................       45.24%          (10.33)%           19.53%
        ----------------------------------------------------------------------------------------------------------------------
        SOCIAL AWARENESS
        Units..............................................................      266,498           209,531           65,355
        Unit value.........................................................        $6.21             $5.20            $6.92
        Net assets (000s)..................................................       $1,654            $1,089             $451
        Ratio of expenses to net assets*...................................        0.75%             0.75%            0.75%
        Investment income ratio**..........................................        0.53%             0.60%             ---%
        Total return***....................................................       19.42%          (24.86)%         (13.72)%
        ----------------------------------------------------------------------------------------------------------------------
        MID CAP VALUE
        Units..............................................................    1,135,916           798,428          292,715
        Unit value.........................................................       $14.95            $10.06           $12.16
        Net assets (000s)..................................................      $16,981            $8,033           $3,559
        Ratio of expenses to net assets*...................................        0.75%             0.75%            0.75%
        Investment income ratio**..........................................        0.30%             0.98%             ---%
        Total return***....................................................       48.61%          (17.27)%            9.25%
        ----------------------------------------------------------------------------------------------------------------------
        MAIN STREET GROWTH AND INCOME
        Units..............................................................      602,361           355,261          142,304
        Unit value.........................................................       $14.38            $11.82           $15.21
        Net assets (000s)..................................................       $8,659            $4,199           $2,164
        Ratio of expenses to net assets*...................................        0.75%             0.75%            0.75%
        Investment income ratio**..........................................        0.47%             0.55%            0.24%
        Total return***....................................................       21.66%          (22.29)%         (10.79)%
        ----------------------------------------------------------------------------------------------------------------------
        SMALL CAP GROWTH
        Units..............................................................    1,037,908           652,170          234,506
        Unit value.........................................................        $5.75             $3.82            $5.40
        Net assets (000s)..................................................       $5,980            $2,495           $1,268
        Ratio of expenses to net assets*...................................        0.75%             0.75%            0.75%
        Investment income ratio**..........................................         ---%              ---%             ---%
        Total return***....................................................       50.52%          (29.26)%         (24.37)%
        ----------------------------------------------------------------------------------------------------------------------
        SELECT 25
        Units..............................................................      314,857           185,009          133,791
        Unit value.........................................................        $5.99             $5.28            $7.47
        Net assets (000s)..................................................       $1,883              $975             $997
        Ratio of expenses to net assets*...................................        0.75%             0.75%            0.75%
        Investment income ratio**..........................................         ---%              ---%             ---%
        Total return***....................................................       13.45%          (29.32)%         (10.00)%
        ----------------------------------------------------------------------------------------------------------------------
        AIM BASIC VALUE****
        Units..............................................................       82,779               ---              ---
        Unit value.........................................................       $12.77              $---             $---
        Net assets (000s)..................................................       $1,057              $---             $---
        Ratio of expenses to net assets*...................................        0.75%              ---%             ---%
        Investment income ratio**..........................................         ---%              ---%             ---%
        Total return***....................................................       18.02%              ---%             ---%
        ----------------------------------------------------------------------------------------------------------------------
        AIM MID CAP CORE EQUITY****
        Units..............................................................       33,968               ---              ---
        Unit value.........................................................       $12.26              $---             $---
        Net assets (000s)..................................................         $417              $---             $---
        Ratio of expenses to net assets*...................................        0.75%              ---%             ---%
        Investment income ratio**..........................................         ---%              ---%             ---%
        Total return***....................................................       15.12%              ---%             ---%
        ----------------------------------------------------------------------------------------------------------------------
        AMERICAN CENTURY ULTRA****
        Units..............................................................       61,800               ---              ---
        Unit value.........................................................       $11.57              $---             $---
        Net assets (000s)..................................................         $715              $---             $---
        Ratio of expenses to net assets*...................................        0.75%              ---%             ---%
        Investment income ratio**..........................................         ---%              ---%             ---%
        Total return***....................................................       15.35%              ---%             ---%
        ----------------------------------------------------------------------------------------------------------------------
        AMERICAN CENTURY VALUE****
        Units..............................................................       33,285               ---              ---
        Unit value.........................................................       $12.28              $---             $---
        Net assets (000s)..................................................         $409              $---             $---
        Ratio of expenses to net assets*...................................        0.75%              ---%             ---%
        Investment income ratio**..........................................         ---%              ---%             ---%
        Total return***....................................................       16.51%              ---%             ---%
        ----------------------------------------------------------------------------------------------------------------------
        INVESCO REAL ESTATE OPPORTUNITY****
        Units..............................................................      111,342               ---              ---
        Unit value.........................................................       $12.81              $---             $---
        Net assets (000s)..................................................       $1,426              $---             $---
        Ratio of expenses to net assets*...................................        0.75%              ---%             ---%
        Investment income ratio**..........................................        2.88%              ---%             ---%
        Total return***....................................................       21.42%              ---%             ---%
        ----------------------------------------------------------------------------------------------------------------------
        INVESCO HEALTH SCIENCES****
        Units..............................................................       32,710               ---              ---
        Unit value.........................................................       $11.64              $---             $---
        Net assets (000s)..................................................         $381              $---             $---
        Ratio of expenses to net assets*...................................        0.75%              ---%             ---%
        Investment income ratio**..........................................         ---%              ---%             ---%
        Total return***....................................................       12.68%              ---%             ---%
        ----------------------------------------------------------------------------------------------------------------------
        OPPENHEIMER MAIN STREET SMALL CAP****
        Units..............................................................       34,851               ---              ---
        Unit value.........................................................       $13.58              $---             $---
        Net assets (000s)..................................................         $473              $---             $---
        Ratio of expenses to net assets*...................................        0.75%              ---%             ---%
        Investment income ratio**..........................................         ---%              ---%             ---%
        Total return***....................................................       29.83%              ---%             ---%
        ----------------------------------------------------------------------------------------------------------------------
        PIMCO ALL ASSET****
        Units..............................................................       91,895               ---              ---
        Unit value.........................................................       $10.81              $---             $---
        Net assets (000s)..................................................         $993              $---             $---
        Ratio of expenses to net assets*...................................        0.75%              ---%             ---%
        Investment income ratio**..........................................        4.13%              ---%             ---%
        Total return***....................................................        2.95%              ---%             ---%
        ----------------------------------------------------------------------------------------------------------------------
        PIMCO REAL RETURN****
        Units..............................................................      394,954               ---              ---
        Unit value.........................................................       $10.40              $---             $---
        Net assets (000s)..................................................       $4,107              $---             $---
        Ratio of expenses to net assets*...................................        0.75%              ---%             ---%
        Investment income ratio**..........................................        0.38%              ---%             ---%
        Total return***....................................................        0.68%              ---%             ---%
        ----------------------------------------------------------------------------------------------------------------------
        PIMCO LOW DURATION****
        Units..............................................................      778,084               ---              ---
        Unit value.........................................................        $9.83              $---             $---
        Net assets (000s)..................................................       $7,652              $---             $---
        Ratio of expenses to net assets*...................................        0.75%              ---%             ---%
        Investment income ratio**..........................................        0.75%              ---%             ---%
        Total return***....................................................      (2.29)%              ---%             ---%
        ----------------------------------------------------------------------------------------------------------------------
        RYDEX SECTOR ROTATION****
        Units..............................................................       91,053               ---              ---
        Unit value.........................................................       $12.24              $---             $---
        Net assets (000s)..................................................       $1,115              $---             $---
        Ratio of expenses to net assets*...................................        0.75%              ---%             ---%
        Investment income ratio**..........................................         ---%              ---%             ---%
        Total return***....................................................       17.81%              ---%             ---%
        ----------------------------------------------------------------------------------------------------------------------

           * These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

          ** These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

         *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

        **** This is activity for the period from May 1, 2003 (inception date) to December 31, 2003.

       ***** This is activity for the period from July 7, 2003 (inception date) to December 31, 2003.

          Variable Annuity Account XIV - Valuebuilder Variable Annuity

                              Financial Statements

                          Year Ended December 31, 2003




                                    CONTENTS


                                                                            PAGE

Report of Independent Auditors..............................................   2

Audited Financial Statements

   Statements of Assets and Liabilities.....................................   3

   Statements of Operations.................................................   8

   Statements of Changes in Net Assets......................................  13

   Notes to Financial Statements............................................  23

                         Report of Independent Auditors


The Contract Owners
Valuebuilder Variable Annuity
and
The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of assets and liabilities of certain of the respective subaccounts of Variable Annuity Account XIV, a separate account of Security Benefit Life Insurance Company comprised of the AIM Basic Value, AIM Mid Cap Core Equity, AIM Small Cap Growth, AIM Blue Chip, American Century Heritage, American Century Select, American Century Equity Income, American Century International Growth, Ariel Fund, Ariel Premier Bond Fund, Calamos Growth, Calamos Growth and Income, Dreyfus Appreciation, Dreyfus Premier Strategic Value, Dreyfus Mid Cap Value, Dreyfus General Money Market, Fidelity Advisor Value Strategies, Fidelity Advisor Dividend Growth, Fidelity Advisor Mid Cap, Fidelity Advisor International Capital Appreciation, INVESCO Dynamics, INVESCO Technology, PIMCO High Yield, Security Capital Preservation, Security Diversified Income, Security Global, Security Equity, Security Large Cap Growth, Security Mid Cap Value, Security Small Cap Growth, Security Social Awareness, Security Large Cap Value, Security Mid Cap Growth, Strong Growth and Income, Strong Growth 20, Strong Advisor Small Cap Value, Strong Opportunity, Van Kampen Equity and Income, Van Kampen Comstock, and Van Kampen Aggressive Growth Subaccounts, which are available for investment by contract owners of the Valuebuilder Variable Annuity, as of December 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2003, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Variable Annuity Account XIV that are available for investment by contract owners of the Valuebuilder Variable Annuity at December 31, 2003, and the results of their operations and the changes in their net assets for the periods described above in conformity with accounting principles generally accepted in the United States.


                                                      /s/ ERNST & YOUNG LLP
Kansas City, Missouri
January 30, 2004

          Variable Annuity Account XIV - Valuebuilder Variable Annuity

                      Statements of Assets and Liabilities
                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2003


                                                               AIM MID CAP            AIM SMALL
                                        AIM BASIC VALUE        CORE EQUITY            CAP GROWTH          AIM BLUE CHIP
                                           SUBACCOUNT           SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...         $2,438.9               $391.5               $1,019.8               $329.9
                                     -----------------------------------------------------------------------------------------
Total assets.......................          2,438.9                391.5                1,019.8                329.9
                                     -----------------------------------------------------------------------------------------
Net assets.........................         $2,438.9               $391.5               $1,019.8               $329.9
                                     =========================================================================================

Units outstanding
   NEA Valuebuilder................          275,920               39,579                119,229               46,054
   AEA Valuebuilder................               53                   56                     20                   22

Unit value
   NEA Valuebuilder................         $   8.83               $ 9.87               $   8.55               $ 7.16
   AEA Valuebuilder................         $  12.60               $12.02               $  12.91               $11.37

Mutual funds, at cost..............         $2,063.8               $333.8               $  837.5               $303.6
Mutual fund shares.................           83,411               14,544                 39,667               29,453




                                            AMERICAN              AMERICAN          AMERICAN CENTURY      AMERICAN CENTURY
                                        CENTURY HERITAGE       CENTURY SELECT        EQUITY INCOME         INTERNATIONAL
                                           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT        GROWTH SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...          $ 33.9                $960.7               $1,115.9               $344.6
                                     -----------------------------------------------------------------------------------------
Total assets.......................            33.9                 960.7                1,115.9                344.6
                                     -----------------------------------------------------------------------------------------
Net assets.........................          $ 33.9                $960.7               $1,115.9               $344.6
                                     =========================================================================================

Units outstanding
   NEA Valuebuilder................           4,275               126,043                 97,385               45,457
   AEA Valuebuilder................               9                   ---                  1,252                   46

Unit value
   NEA Valuebuilder................          $ 7.90                $ 7.62               $  11.31               $ 7.57
   AEA Valuebuilder................          $11.36                $  ---               $  11.91               $11.59

Mutual funds, at cost..............          $ 28.3                $825.1               $  991.0               $301.9
Mutual fund shares.................           3,091                27,262                143,432               43,449

          Variable Annuity Account XIV - Valuebuilder Variable Annuity

                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2003


                                                                 ARIEL PREMIER                             CALAMOS GROWTH
                                          ARIEL FUND               BOND FUND          CALAMOS GROWTH         AND INCOME
                                          SUBACCOUNT              SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...          $809.4                $443.8               $5,394.8              $3,259.3
                                     -----------------------------------------------------------------------------------------
Total assets.......................           809.4                 443.8                5,394.8               3,259.3
                                     -----------------------------------------------------------------------------------------
Net assets.........................          $809.4                $443.8               $5,394.8              $3,259.3
                                     =========================================================================================

Units outstanding
   NEA Valuebuilder................          76,731                40,914                531,609               294,054
   AEA Valuebuilder................           1,480                 1,774                  1,317                 1,932

Unit value
   NEA Valuebuilder................          $10.31                $10.41               $  10.11              $  11.00
   AEA Valuebuilder................          $12.30                $10.06               $  12.95              $  12.28

Mutual funds, at cost..............          $702.6                $459.7               $4,441.1              $2,851.1
Mutual fund shares.................          17,940                42,794                120,474               117,324




                                            DREYFUS           DREYFUS PREMIER           DREYFUS           DREYFUS GENERAL
                                          APPRECIATION        STRATEGIC VALUE        MID CAP VALUE          MONEY MARKET
                                           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...         $1,114.6               $354.1               $1,056.6              $ 351.4
                                     -----------------------------------------------------------------------------------------
Total assets.......................          1,114.6                354.1                1,056.6                351.4
                                     -----------------------------------------------------------------------------------------
Net assets.........................         $1,114.6               $354.1               $1,056.6              $ 351.4
                                     =========================================================================================

Units outstanding
   NEA Valuebuilder................          133,359               37,184                115,169               37,676
   AEA Valuebuilder................              195                   21                     95                  ---

Unit value
   NEA Valuebuilder................            $8.34               $ 9.52               $   9.17              $  9.31
   AEA Valuebuilder................         $  11.11               $13.31               $  15.04              $   ---

Mutual funds, at cost..............         $1,035.9               $283.8               $  824.6              $ 351.4
Mutual fund shares.................           30,012               14,556                 38,268              351,435

          Variable Annuity Account XIV - Valuebuilder Variable Annuity

                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2003

                                                                                                           FIDELITY ADVISOR
                                        FIDELITY ADVISOR      FIDELITY ADVISOR          FIDELITY        INTERNATIONAL CAPITAL
                                        VALUE STRATEGIES      DIVIDEND GROWTH       ADVISOR MID CAP          APPRECIATION
                                           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...          $841.1                $941.1                $318.8               $1,132.4
                                     -----------------------------------------------------------------------------------------
Total assets.......................           841.1                 941.1                 318.8                1,132.4
                                     -----------------------------------------------------------------------------------------
Net assets.........................          $841.1                $941.1                $318.8               $1,132.4
                                     =========================================================================================

Units outstanding
   NEA Valuebuilder................          77,862               111,746                32,199                108,858
   AEA Valuebuilder................             628                   ---                    57                    128

Unit value
   NEA Valuebuilder................          $10.68                $ 8.42                $ 9.87               $  10.38
   AEA Valuebuilder................          $14.76                $  ---                $13.79               $  13.22

Mutual funds, at cost..............          $656.3                $849.3                $251.7               $  949.7
Mutual fund shares.................          26,591                83,803                14,227                 74,110




                                            INVESCO               INVESCO                PIMCO            SECURITY CAPITAL
                                            DYNAMICS            TECHNOLOGY            HIGH YIELD           PRESERVATION
                                           SUBACCOUNT           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...           $35.4                $213.0                $516.8               $5,807.2
                                     -----------------------------------------------------------------------------------------
Total assets.......................            35.4                 213.0                 516.8                5,807.2
                                     -----------------------------------------------------------------------------------------
Net assets.........................           $35.4                $213.0                $516.8               $5,807.2
                                     =========================================================================================

Units outstanding
   NEA Valuebuilder................           5,288                43,502                44,609                570,448
   AEA Valuebuilder................             ---                    32                 1,063                  3,252

Unit value
   NEA Valuebuilder................           $6.69                $ 4.89                $11.30               $  10.13
   AEA Valuebuilder................           $ ---                $12.63                $12.27                  $9.92

Mutual funds, at cost..............           $31.9                $191.6                $495.5               $5,807.2
Mutual fund shares.................           2,416                 8,745                52,895                580,722

          Variable Annuity Account XIV - Valuebuilder Variable Annuity

                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2003



                                            SECURITY                                                       SECURITY LARGE
                                       DIVERSIFIED INCOME     SECURITY GLOBAL       SECURITY EQUITY          CAP GROWTH
                                           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...         $1,315.2              $1,338.2               $198.4                $106.4
                                     -----------------------------------------------------------------------------------------
Total assets.......................          1,315.2               1,338.2                198.4                 106.4
                                     -----------------------------------------------------------------------------------------
Net assets.........................         $1,315.2              $1,338.2               $198.4                $106.4
                                     =========================================================================================

Units outstanding
   NEA Valuebuilder................          122,793               149,725               25,690                14,433
   AEA Valuebuilder................            1,868                   101                   75                   ---

Unit value
   NEA Valuebuilder................         $  10.58              $   8.93               $ 7.69                 $7.37
   AEA Valuebuilder................         $   9.99              $  13.10               $11.00                $  ---

Mutual funds, at cost..............         $1,328.2              $1,085.7               $184.2                $ 99.6
Mutual fund shares.................          272,865                97,748               30,427                17,479





                                          SECURITY MID         SECURITY SMALL       SECURITY SOCIAL        SECURITY LARGE
                                           CAP VALUE            CAP GROWTH             AWARENESS             CAP VALUE
                                           SUBACCOUNT           SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value....        $4,964.0               $258.5                $180.5                $240.5
                                     -----------------------------------------------------------------------------------------
Total assets........................         4,964.0                258.5                 180.5                 240.5
                                     -----------------------------------------------------------------------------------------
Net assets..........................        $4,964.0               $258.5                $180.5                $240.5
                                     =========================================================================================

Units outstanding
   NEA Valuebuilder.................         419,639               28,453                22,678                28,792
   AEA Valuebuilder.................             789                  105                   ---                   ---

Unit value
   NEA Valuebuilder.................        $  11.80               $ 9.03                $ 7.96                $ 8.34
   AEA Valuebuilder.................        $  15.11               $14.55                $  ---                $  ---

Mutual funds, at cost...............        $3,971.6               $210.4                $164.5                $216.8
Mutual fund shares..................         179,984               19,960                 9,314                41,893

          Variable Annuity Account XIV - Valuebuilder Variable Annuity

                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2003


                                          SECURITY MID         STRONG GROWTH             STRONG            STRONG ADVISOR
                                           CAP GROWTH           AND INCOME              GROWTH 20         SMALL CAP VALUE
                                           SUBACCOUNT           SUBACCOUNT             SUBACCOUNT            SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value....         $819.8                $100.8                $189.7               $1,965.8
                                     -----------------------------------------------------------------------------------------
Total assets........................          819.8                 100.8                 189.7                1,965.8
                                     -----------------------------------------------------------------------------------------
Net assets..........................         $819.8                $100.8                $189.7               $1,965.8
                                     =========================================================================================

Units outstanding
   NEA Valuebuilder.................         87,059                12,942                31,130                157,901
   AEA Valuebuilder.................            145                   ---                   ---                      6

Unit value
   NEA Valuebuilder.................         $ 9.39                $ 7.79                $ 6.10               $  12.45
   AEA Valuebuilder.................         $14.90                $  ---                $  ---               $  14.52

Mutual funds, at cost...............         $679.3                $ 88.2                $184.2               $1,477.8
Mutual fund shares..................         69,833                 5,150                14,601                 71,744



                                                                 VAN KAMPEN
                                             STRONG              EQUITY AND            VAN KAMPEN           VAN KAMPEN
                                          OPPORTUNITY              INCOME               COMSTOCK         AGGRESSIVE GROWTH
                                          SUBACCOUNT             SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value....         $239.0               $1,127.5              $2,655.8               $140.6
                                     -----------------------------------------------------------------------------------------
Total assets........................          239.0                1,127.5               2,655.8                140.6
                                     -----------------------------------------------------------------------------------------
Net assets..........................         $239.0               $1,127.5              $2,655.8               $140.6
                                     =========================================================================================

Units outstanding
   NEA Valuebuilder.................         28,498                112,248               303,826               21,337
   AEA Valuebuilder.................            ---                    548                     3                  108

Unit value
   NEA Valuebuilder.................         $ 8.39               $   9.98              $   8.74               $ 6.53
   AEA Valuebuilder.................         $  ---               $  11.69              $  12.63               $12.38

Mutual funds, at cost...............         $200.0               $1,010.1              $2,331.2               $120.4
Mutual fund shares..................          6,137                142,717               166,509               11,403

See accompanying notes.

          Variable Annuity Account XIV - Valuebuilder Variable Annuity

                            Statements of Operations
                                 (In Thousands)

                          Year Ended December 31, 2003


                                                     AIM             AIM MID CAP          AIM SMALL              AIM
                                                 BASIC VALUE         CORE EQUITY          CAP GROWTH          BLUE CHIP
                                                 SUBACCOUNT           SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                            ----------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions.................        $  ---               $ ---              $  ---               $ ---
   Expenses
     Mortality and expense risk fee.......         (19.7)               (3.1)               (7.1)               (2.9)
                                            ----------------------------------------------------------------------------------
Net investment income (loss)..............         (19.7)               (3.1)               (7.1)               (2.9)

Net realized and unrealized gain (loss) on
  investments:
   Capital gains distributions............           ---                 ---                 ---                 ---
   Realized gain (loss) on
     sales of fund shares.................          (3.1)               (3.1)               (2.8)               (7.8)
   Change in unrealized appreciation/
     depreciation on investments
     during the period....................         537.6                75.3               223.5                64.3
                                            ----------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments.............         534.5                72.2               220.7                56.5
                                            ----------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations.......        $514.8               $69.1              $213.6               $53.6
                                            ==================================================================================



                                                                                                             AMERICAN
                                                                                         AMERICAN            CENTURY
                                                 AMERICAN             AMERICAN            CENTURY         INTERNATIONAL
                                              CENTURY HERITAGE     CENTURY SELECT      EQUITY INCOME          GROWTH
                                                 SUBACCOUNT          SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                            ----------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions.................         $ ---              $  ---              $ 20.1               $ 1.6
   Expenses
     Mortality and expense risk fee.......          (0.2)               (6.7)               (7.8)               (2.8)
                                            ----------------------------------------------------------------------------------
Net investment income (loss)..............          (0.2)               (6.7)               12.3                (1.2)

Net realized and unrealized gain (loss) on
  investments:
   Capital gains distributions............           ---                 ---                15.8                 ---
   Realized gain (loss) on
     sales of fund shares.................           0.2                 0.7                 3.5                (2.3)
   Change in unrealized appreciation/
     depreciation on investments
     during the period....................           6.7               152.3               141.3                65.6
                                            ----------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments.............           6.9               153.0               160.6                63.3
                                            ----------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations.......         $ 6.7              $146.3              $172.9               $62.1
                                            ==================================================================================

          Variable Annuity Account XIV - Valuebuilder Variable Annuity

                                 (In Thousands)

                          Year Ended December 31, 2003


                                                                    ARIEL PREMIER                          CALAMOS GROWTH
                                                ARIEL FUND            BOND FUND          CALAMOS GROWTH      AND INCOME
                                                SUBACCOUNT           SUBACCOUNT            SUBACCOUNT        SUBACCOUNT
                                            ----------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions.................        $  ---               $ 6.2             $    ---             $ 43.0
   Expenses
     Mortality and expense risk fee.......          (3.8)               (3.3)               (33.7)             (20.8)
                                            ----------------------------------------------------------------------------------
Net investment income (loss)..............          (3.8)                2.9                (33.7)              22.2

Net realized and unrealized gain (loss) on
  investments:
   Capital gains distributions............           ---                16.2                  ---                ---
   Realized gain (loss) on
     sales of fund shares.................           4.8                 0.5                 22.9                7.2
   Change in unrealized appreciation/
     depreciation on investments
     during the period....................         106.8               (16.0)             1,108.3              437.0
                                            ----------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments.............         111.6                 0.7              1,131.2              444.2
                                            ----------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations.......        $107.8               $ 3.6             $1,097.5             $466.4
                                            ==================================================================================



                                                  DREYFUS          DREYFUS PREMIER       DREYFUS MID       DREYFUS GENERAL
                                                APPRECIATION       STRATEGIC VALUE        CAP VALUE         MONEY MARKET
                                                 SUBACCOUNT          SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                            ----------------------------------------------------------------------------------

Net investment income (loss):
   Dividend distributions.................        $ 11.7               $ ---              $  ---               $ 0.9
   Expenses
     Mortality and expense risk fee.......          (7.5)               (3.3)               (9.1)               (3.7)
                                            ----------------------------------------------------------------------------------
Net investment income (loss)..............           4.2                (3.3)               (9.1)               (2.8)

Net realized and unrealized gain (loss) on
  investments:
   Capital gains distributions............           ---                 ---                 ---                 ---
   Realized gain (loss) on
     sales of fund shares.................         (10.4)                6.4                (9.5)                ---
   Change in unrealized appreciation/
     depreciation on investments
     during the period....................         150.2                85.5               352.6                 ---
                                            ----------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments.............         139.8                91.9               343.1                 ---
                                            ----------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations.......        $144.0               $88.6              $334.0               $(2.8)
                                            ==================================================================================

          Variable Annuity Account XIV - Valuebuilder Variable Annuity

                                 (In Thousands)

                          Year Ended December 31, 2003


                                                                                                          FIDELITY ADVISOR
                                                                                                            INTERNATIONAL
                                              FIDELITY ADVISOR     FIDELITY ADVISOR    FIDELITY ADVISOR       CAPITAL
                                              VALUE STRATEGIES     DIVIDEND GROWTH         MID CAP          APPRECIATION
                                                 SUBACCOUNT           SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                            ----------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions.................        $  ---              $  3.3               $ ---              $  ---
   Expenses
     Mortality and expense risk fee.......          (6.2)               (5.8)               (2.5)               (4.7)
                                            ----------------------------------------------------------------------------------
Net investment income (loss)..............          (6.2)               (2.5)               (2.5)               (4.7)

Net realized and unrealized gain (loss) on
  investments:
   Capital gains distributions............           ---                 ---                 ---                 ---
   Realized gain (loss) on
     sales of fund shares.................           4.8                 0.9                (0.2)                1.4
   Change in unrealized appreciation/
     depreciation on investments
     during the period....................         247.2               124.3                76.7               187.8
                                            ----------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments.............         252.0               125.2                76.5               189.2
                                            ----------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations.......        $245.8              $122.7               $74.0              $184.5
                                            ==================================================================================




                                                  INVESCO             INVESCO            PIMCO          SECURITY CAPITAL
                                                  DYNAMICS           TECHNOLOGY        HIGH YIELD         PRESERVATION
                                                 SUBACCOUNT          SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                            ----------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions.................         $ ---               $ ---               $26.3              $168.2
   Expenses
     Mortality and expense risk fee.......          (0.3)               (1.4)               (3.7)              (48.0)
                                            ----------------------------------------------------------------------------------
Net investment income (loss)..............          (0.3)               (1.4)               22.6               120.2

Net realized and unrealized gain (loss) on
  investments:
   Capital gains distributions............           ---                 ---                 ---                 ---
   Realized gain (loss) on
     sales of fund shares.................          (0.1)               (6.1)               17.6                 ---
   Change in unrealized appreciation/
     depreciation on investments
     during the period....................           8.1                56.7                19.0                 ---
                                            ----------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments.............           8.0                50.6                36.6                 ---
                                            ----------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations.......         $ 7.7               $49.2               $59.2              $120.2
                                            ==================================================================================

          Variable Annuity Account XIV - Valuebuilder Variable Annuity

                                 (In Thousands)

                          Year Ended December 31, 2003


                                                  SECURITY
                                                 DIVERSIFIED                                                 SECURITY LARGE
                                                   INCOME           SECURITY GLOBAL     SECURITY EQUITY        CAP GROWTH
                                                 SUBACCOUNT            SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                            ----------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions.................         $53.4              $  ---               $ 0.3               $ ---
   Expenses
     Mortality and expense risk fee.......         (13.4)               (9.2)               (1.9)               (0.9)
                                            ----------------------------------------------------------------------------------
Net investment income (loss)..............          40.0                (9.2)               (1.6)               (0.9)

Net realized and unrealized gain (loss) on
  investments:
   Capital gains distributions............           ---                 ---                 ---                 ---
   Realized gain (loss) on
     sales of fund shares.................          11.7                (8.4)                0.5                 ---
   Change in unrealized appreciation/
     depreciation on investments
     during the period....................         (35.1)              358.2                35.0                15.7
                                            ----------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments.............         (23.4)              349.8                35.5                15.7
                                            ----------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations.......         $16.6              $340.6               $33.9               $14.8
                                            ==================================================================================



                                                SECURITY MID        SECURITY SMALL    SECURITY SOCIAL      SECURITY LARGE
                                                 CAP VALUE           CAP GROWTH          AWARENESS           CAP VALUE
                                                 SUBACCOUNT          SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                            ----------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions.................       $    ---              $ ---               $ ---               $ 0.5
   Expenses
     Mortality and expense risk fee.......          (28.3)              (1.6)               (1.4)               (1.9)
                                            ----------------------------------------------------------------------------------
Net investment income (loss)..............          (28.3)              (1.6)               (1.4)               (1.4)

Net realized and unrealized gain (loss) on
  investments:
   Capital gains distributions............           45.8                ---                 ---                 ---
   Realized gain (loss) on
     sales of fund shares.................           29.7               11.4                (0.7)               (0.5)
   Change in unrealized appreciation/
     depreciation on investments
     during the period....................        1,081.5               56.3                28.8                47.7
                                            ----------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments.............        1,157.0               67.7                28.1                47.2
                                            ----------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations.......       $1,128.7              $66.1               $26.7               $45.8
                                            ==================================================================================

          Variable Annuity Account XIV - Valuebuilder Variable Annuity

                                 (In Thousands)

                          Year Ended December 31, 2003


                                                SECURITY MID        STRONG GROWTH          STRONG          STRONG ADVISOR
                                                 CAP GROWTH          AND INCOME           GROWTH 20       SMALL CAP VALUE
                                                SUBACCOUNT           SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                            ----------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions.................        $  ---               $ 0.2               $ ---              $  ---
   Expenses
     Mortality and expense risk fee.......          (5.7)               (0.9)               (1.9)              (13.9)
                                            ----------------------------------------------------------------------------------
Net investment income (loss)..............          (5.7)               (0.7)               (1.9)              (13.9)

Net realized and unrealized gain (loss) on
  investments:
   Capital gains distributions............          26.2                 ---                 ---                45.5
   Realized gain (loss) on
     sales of fund shares.................          23.1                 0.7                (5.5)               26.3
   Change in unrealized appreciation/
     depreciation on investments
     during the period....................         193.2                16.6                49.3               507.7
                                            ----------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments.............         242.5                17.3                43.8               579.5
                                            ----------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations.......        $236.8               $16.6               $41.9              $565.6
                                            ==================================================================================



                                                                      VAN KAMPEN                           VAN KAMPEN
                                                   STRONG             EQUITY AND        VAN KAMPEN         AGGRESSIVE
                                                 OPPORTUNITY            INCOME           COMSTOCK            GROWTH
                                                 SUBACCOUNT           SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                            ----------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions.................         $ ---              $ 20.8              $ 23.8               $ ---
   Expenses
     Mortality and expense risk fee.......          (2.1)               (9.5)              (18.2)               (1.2)
                                            ----------------------------------------------------------------------------------
Net investment income (loss)..............          (2.1)               11.3                 5.6                (1.2)

Net realized and unrealized gain (loss) on
  investments:
   Capital gains distributions............           ---                 ---                 ---                 ---
   Realized gain (loss) on
     sales of fund shares.................          (1.4)               (6.4)              (15.6)               (1.0)
   Change in unrealized appreciation/
     depreciation on investments
     during the period....................          61.1               176.7               502.2                36.3
                                            ----------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments.............          59.7               170.3               486.6                35.3
                                            ----------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations.......         $57.6              $181.6              $492.2               $34.1
                                            ==================================================================================

See accompanying notes.

          Variable Annuity Account XIV - Valuebuilder Variable Annuity

                       Statements of Changes in Net Assets
                                 (In Thousands)

                     Years Ended December 31, 2003 and 2002


                                                                      AIM BASIC VALUE                AIM MID CAP CORE
                                                                         SUBACCOUNT                  EQUITY SUBACCOUNT
                                                                    2003            2002           2003            2002
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)...........................     $  (19.7)       $   (8.3)       $ (3.1)         $ (1.4)
     Capital gains distributions............................          ---             ---           ---             0.3
     Realized gain (loss) on sales of fund shares...........         (3.1)           (8.3)         (3.1)           (5.5)
     Change in unrealized appreciation/depreciation
       on investments during the year.......................        537.6          (186.6)         75.3           (19.4)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets from operations....        514.8          (203.2)         69.1           (26.0)

   From contractholder transactions:
     Variable annuity deposits..............................        879.2         1,134.5         122.9           214.7
     Contractholder maintenance charges.....................         (4.6)           (1.8)         (0.8)           (0.8)
     Terminations and withdrawals...........................        (19.1)          (30.1)         (1.5)           (5.3)
     Transfers between subaccounts, net.....................       (106.8)          (27.2)        (23.8)           (5.6)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions.......................        748.7         1,075.4          96.8           203.0
                                                              ----------------------------------------------------------------
Net increase (decrease) in net assets.......................      1,263.5           872.2         165.9           177.0
Net assets at beginning of year.............................      1,175.4           303.2         225.6            48.6
                                                              ----------------------------------------------------------------
Net assets at end of year...................................     $2,438.9        $1,175.4        $391.5          $225.6
                                                              ================================================================




                                                                       AIM SMALL CAP                   AIM BLUE CHIP
                                                                     GROWTH SUBACCOUNT                  SUBACCOUNT
                                                                    2003            2002           2003            2002
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)...........................     $   (7.1)        $ (2.3)        $ (2.9)         $ (1.5)
     Capital gains distributions............................          ---            ---            ---             ---
     Realized gain (loss) on sales of fund shares...........         (2.8)          (5.0)          (7.8)           (0.6)
     Change in unrealized appreciation/depreciation
       on investments during the year.......................        223.5          (49.7)          64.3           (41.3)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets from operations....        213.6          (57.0)          53.6           (43.4)

   From contractholder transactions:
     Variable annuity deposits..............................        438.6          371.6          151.8           159.9
     Contractholder maintenance charges.....................         (2.1)          (0.5)          (0.6)           (0.4)
     Terminations and withdrawals...........................         (9.9)           ---           (1.1)           (0.5)
     Transfers between subaccounts, net.....................        (26.5)           6.6          (72.5)            7.4
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions.......................        400.1          377.7           77.6           166.4
                                                              ----------------------------------------------------------------
Net increase (decrease) in net assets.......................        613.7          320.7          131.2           123.0
Net assets at beginning of year.............................        406.1           85.4          198.7            75.7
                                                              ----------------------------------------------------------------
Net assets at end of year...................................     $1,019.8         $406.1         $329.9          $198.7
                                                              ================================================================

          Variable Annuity Account XIV - Valuebuilder Variable Annuity

                                 (In Thousands)

                     Years Ended December 31, 2003 and 2002


                                                                      AMERICAN CENTURY               AMERICAN CENTURY
                                                                    HERITAGE SUBACCOUNT              SELECT SUBACCOUNT
                                                                    2003            2002           2003            2002
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)...........................      $(0.2)         $(0.1)          $ (6.7)         $ (1.1)
     Capital gains distributions............................        ---            ---              ---             ---
     Realized gain (loss) on sales of fund shares...........        0.2            ---              0.7            (3.5)
     Change in unrealized appreciation/depreciation
       on investments during the year.......................        6.7           (1.2)           152.3           (16.8)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets from operations....        6.7           (1.3)           146.3           (21.4)

   From contractholder transactions:
     Variable annuity deposits..............................       15.5            2.2            396.8           254.2
     Contractholder maintenance charges.....................       (0.4)           ---             (2.5)           (0.4)
     Terminations and withdrawals...........................       (4.7)           ---             (6.9)           (0.1)
     Transfers between subaccounts, net.....................       10.4            ---            192.0           (10.7)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions.......................       20.8            2.2            579.4           243.0
                                                              ----------------------------------------------------------------
Net increase (decrease) in net assets.......................       27.5            0.9            725.7           221.6
Net assets at beginning of year.............................        6.4            5.5            235.0            13.4
                                                              ----------------------------------------------------------------
Net assets at end of year...................................      $33.9          $ 6.4           $960.7          $235.0
                                                              ================================================================




                                                                      AMERICAN CENTURY               AMERICAN CENTURY
                                                                       EQUITY INCOME                   INTERNATIONAL
                                                                         SUBACCOUNT                  GROWTH SUBACCOUNT
                                                                    2003            2002           2003            2002
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)...........................     $   12.3         $  3.7         $ (1.2)         $  ---
     Capital gains distributions............................         15.8            6.2            ---             ---
     Realized gain (loss) on sales of fund shares...........          3.5           (0.3)          (2.3)           (0.9)
     Change in unrealized appreciation/depreciation
       on investments during the year.......................        141.3          (18.8)          65.6           (23.4)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets from operations....        172.9           (9.2)          62.1           (24.3)

   From contractholder transactions:
     Variable annuity deposits..............................        446.5          387.9          127.8           195.7
     Contractholder maintenance charges.....................         (2.8)          (0.8)          (1.3)           (0.3)
     Terminations and withdrawals...........................        (19.4)          (4.7)          (7.1)            ---
     Transfers between subaccounts, net.....................         65.5           14.4          (24.5)           (0.7)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions.......................        489.8          396.8           94.9           194.7
                                                              ----------------------------------------------------------------
Net increase (decrease) in net assets.......................        662.7          387.6          157.0           170.4
Net assets at beginning of year.............................        453.2           65.6          187.6            17.2
                                                              ----------------------------------------------------------------
Net assets at end of year...................................     $1,115.9         $453.2         $344.6          $187.6
                                                              ================================================================

          Variable Annuity Account XIV - Valuebuilder Variable Annuity

                                 (In Thousands)

                     Years Ended December 31, 2003 and 2002


                                                                           ARIEL                       ARIEL PREMIER
                                                                         SUBACCOUNT                   BOND SUBACCOUNT
                                                                    2003           2002*           2003           2002*
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)...........................      $ (3.8)         $  1.2         $  2.9           $ 1.2
     Capital gains distributions............................         ---             ---           16.2             ---
     Realized gain (loss) on sales of fund shares...........         4.8             0.1            0.5             ---
     Change in unrealized appreciation/depreciation
       on investments during the year.......................       106.8             ---          (16.0)            0.1
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets from operations....       107.8             1.3            3.6             1.3

   From contractholder transactions:
     Variable annuity deposits..............................       539.7           108.8          325.2            59.7
     Contractholder maintenance charges.....................        (1.6)           (0.1)          (1.1)            ---
     Terminations and withdrawals...........................       (11.9)            ---           (1.9)            ---
     Transfers between subaccounts, net.....................        68.9            (3.5)          56.8             0.2
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions.......................       595.1           105.2          379.0            59.9
                                                              ----------------------------------------------------------------
Net increase (decrease) in net assets.......................       702.9           106.5          382.6            61.2
Net assets at beginning of year.............................       106.5             ---           61.2             ---
                                                              ----------------------------------------------------------------
Net assets at end of year...................................      $809.4          $106.5         $443.8           $61.2
                                                              ================================================================




                                                                       CALAMOS GROWTH               CALAMOS GROWTH AND
                                                                         SUBACCOUNT                  INCOME SUBACCOUNT
                                                                    2003            2002           2003            2002
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)...........................     $  (33.7)       $   (9.8)      $   22.2        $    8.3
     Capital gains distributions............................          ---             ---            ---             ---
     Realized gain (loss) on sales of fund shares...........         22.9            (2.6)           7.2            (0.6)
     Change in unrealized appreciation/depreciation
       on investments during the year.......................      1,108.3          (179.4)         437.0           (32.9)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets from operations....      1,097.5          (191.8)         466.4           (25.2)

   From contractholder transactions:
     Variable annuity deposits..............................      2,528.1         1,548.9        1,448.5           941.6
     Contractholder maintenance charges.....................        (12.6)           (2.3)          (6.1)           (1.9)
     Terminations and withdrawals...........................        (53.2)          (43.5)         (29.8)           (8.9)
     Transfers between subaccounts, net.....................        220.6           (20.4)         252.0            33.8
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions.......................      2,682.9         1,482.7        1,664.6           964.6
                                                              ----------------------------------------------------------------
Net increase (decrease) in net assets.......................      3,780.4         1,290.9        2,131.0           939.4
Net assets at beginning of year.............................      1,614.4           323.5        1,128.3           188.9
                                                              ----------------------------------------------------------------
Net assets at end of year...................................     $5,394.8        $1,614.4       $3,259.3        $1,128.3
                                                              ================================================================

*For the period from May 1, 2002 (inception date) to December 31, 2002.

          Variable Annuity Account XIV - Valuebuilder Variable Annuity

                                 (In Thousands)

                     Years Ended December 31, 2003 and 2002


                                                                                                      DREYFUS PREMIER
                                                                    DREYFUS APPRECIATION              STRATEGIC VALUE
                                                                         SUBACCOUNT                     SUBACCOUNT
                                                                    2003            2002           2003            2002
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)...........................     $    4.2         $  1.4         $ (3.3)         $ (1.1)
     Capital gains distributions............................          ---            0.1            ---             ---
     Realized gain (loss) on sales of fund shares...........        (10.4)          (3.7)           6.4            (1.7)
     Change in unrealized appreciation/depreciation
       on investments during the year.......................        150.2          (74.4)          85.5           (15.6)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets from operations....        144.0          (76.6)          88.6           (18.4)

   From contractholder transactions:
     Variable annuity deposits..............................        553.7          521.8          111.7           197.1
     Contractholder maintenance charges.....................         (2.1)          (0.8)          (1.2)           (0.3)
     Terminations and withdrawals...........................         (9.0)          (5.4)          (2.9)           (0.3)
     Transfers between subaccounts, net.....................       (146.5)         (13.1)         (25.3)           (8.5)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions.......................        396.1          502.5           82.3           188.0
                                                              ----------------------------------------------------------------
Net increase (decrease) in net assets.......................        540.1          425.9          170.9           169.6
Net assets at beginning of year.............................        574.5          148.6          183.2            13.6
                                                              ----------------------------------------------------------------
Net assets at end of year...................................     $1,114.6         $574.5         $354.1          $183.2
                                                              ================================================================



                                                                      DREYFUS MID CAP             DREYFUS GENERAL MONEY
                                                                      VALUE SUBACCOUNT              MARKET SUBACCOUNT
                                                                    2003            2002           2003            2002
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)...........................     $   (9.1)       $  (4.1)       $  (2.8)        $   ---
     Capital gains distributions............................          ---            ---            ---             ---
     Realized gain (loss) on sales of fund shares...........         (9.5)         (14.2)           ---             ---
     Change in unrealized appreciation/depreciation
       on investments during the year.......................        352.6         (128.4)           ---             ---
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets from operations....        334.0         (146.7)          (2.8)            ---

   From contractholder transactions:
     Variable annuity deposits..............................        270.3          599.4          503.1           497.1
     Contractholder maintenance charges.....................         (3.0)          (1.1)          (3.1)           (0.6)
     Terminations and withdrawals...........................        (21.5)          (3.8)         (78.0)          (97.4)
     Transfers between subaccounts, net.....................        (59.3)          (7.6)        (383.8)         (154.0)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions.......................        186.5          586.9           38.2           245.1
                                                              ----------------------------------------------------------------
Net increase (decrease) in net assets.......................        520.5          440.2           35.4           245.1
Net assets at beginning of year.............................        536.1           95.9          316.0            70.9
                                                              ----------------------------------------------------------------
Net assets at end of year...................................     $1,056.6        $ 536.1        $ 351.4         $ 316.0
                                                              ================================================================

          Variable Annuity Account XIV - Valuebuilder Variable Annuity

                                 (In Thousands)

                     Years Ended December 31, 2003 and 2002


                                                                                                     FIDELITY ADVISOR
                                                                   FIDELITY ADVISOR VALUE             DIVIDEND GROWTH
                                                                   STRATEGIES SUBACCOUNT                SUBACCOUNT
                                                                    2003            2002           2003            2002
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)...........................      $ (6.2)         $ (3.4)        $ (2.5)         $ (0.5)
     Capital gains distributions............................         ---             0.4            ---             ---
     Realized gain (loss) on sales of fund shares...........         4.8            (4.1)           0.9            (2.3)
     Change in unrealized appreciation/depreciation
       on investments during the year.......................       247.2           (80.7)         124.3           (35.0)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets from operations....       245.8           (87.8)         122.7           (37.8)

   From contractholder transactions:
     Variable annuity deposits..............................       301.9           378.1          452.9           356.8
     Contractholder maintenance charges.....................        (2.0)           (1.2)          (2.1)           (0.7)
     Terminations and withdrawals...........................        (4.8)           (6.2)          (6.0)           (1.1)
     Transfers between subaccounts, net.....................      (107.9)           (4.9)          14.9            (2.8)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions.......................       187.2           365.8          459.7           352.2
                                                              ----------------------------------------------------------------
Net increase (decrease) in net assets.......................       433.0           278.0          582.4           314.4
Net assets at beginning of year.............................       408.1           130.1          358.7            44.3
                                                              ----------------------------------------------------------------
Net assets at end of year...................................      $841.1          $408.1         $941.1          $358.7
                                                              ================================================================




                                                                                                     FIDELITY ADVISOR
                                                                     FIDELITY ADVISOR              INTERNATIONAL CAPITAL
                                                                    MID CAP SUBACCOUNT            APPRECIATION SUBACCOUNT
                                                                    2003            2002           2003            2002
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)...........................      $ (2.5)         $ (1.0)       $   (4.7)       $ (0.4)
     Capital gains distributions............................         ---             ---             ---           ---
     Realized gain (loss) on sales of fund shares...........        (0.2)            0.1             1.4           0.1
     Change in unrealized appreciation/depreciation
       on investments during the year.......................        76.7           (18.4)          187.8          (5.6)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets from operations....        74.0           (19.3)          184.5          (5.9)

   From contractholder transactions:
     Variable annuity deposits..............................        77.0            73.2           339.1          87.0
     Contractholder maintenance charges.....................        (0.4)           (0.1)           (1.6)          ---
     Terminations and withdrawals...........................        (1.5)            ---            (9.2)          ---
     Transfers between subaccounts, net.....................        39.3             8.9           535.1          (2.4)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions.......................       114.4            82.0           863.4          84.6
                                                              ----------------------------------------------------------------
Net increase (decrease) in net assets.......................       188.4            62.7         1,047.9          78.7
Net assets at beginning of year.............................       130.4            67.7            84.5           5.8
                                                              ----------------------------------------------------------------
Net assets at end of year...................................      $318.8          $130.4        $1,132.4        $ 84.5
                                                              ================================================================

          Variable Annuity Account XIV - Valuebuilder Variable Annuity

                                 (In Thousands)

                     Years Ended December 31, 2003 and 2002



                                                                      INVESCO DYNAMICS              INVESCO TECHNOLOGY
                                                                         SUBACCOUNT                     SUBACCOUNT
                                                                    2003            2002           2003            2002
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)...........................     $ (0.3)         $ (0.2)         $ (1.4)        $ (0.7)
     Capital gains distributions............................        ---             ---             ---            ---
     Realized gain (loss) on sales of fund shares...........       (0.1)           (0.1)           (6.1)          (0.5)
     Change in unrealized appreciation/depreciation
       on investments during the year.......................        8.1            (4.6)           56.7          (40.7)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets from operations....        7.7            (4.9)           49.2          (41.9)

   From contractholder transactions:
     Variable annuity deposits..............................       12.0            16.3            61.9           72.0
     Contractholder maintenance charges.....................       (0.1)            ---            (0.5)          (0.2)
     Terminations and withdrawals...........................       (1.2)            ---            (2.5)           ---
     Transfers between subaccounts, net.....................        ---             4.3            28.3            9.1
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions.......................       10.7            20.6            87.2           80.9
                                                              ----------------------------------------------------------------
Net increase (decrease) in net assets.......................       18.4            15.7           136.4           39.0
Net assets at beginning of year.............................       17.0             1.3            76.6           37.6
                                                              ----------------------------------------------------------------
Net assets at end of year...................................     $ 35.4          $ 17.0          $213.0         $ 76.6
                                                              ================================================================



                                                                      PIMCO HIGH YIELD               SECURITY CAPITAL
                                                                         SUBACCOUNT               PRESERVATION SUBACCOUNT
                                                                    2003           2002*           2003            2002
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)...........................      $ 22.6           $ 0.6        $  120.2        $   64.9
     Capital gains distributions............................         ---             ---             ---             ---
     Realized gain (loss) on sales of fund shares...........        17.6             ---             ---             ---
     Change in unrealized appreciation/depreciation
       on investments during the year.......................        19.0             2.3             ---             ---
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets from operations....        59.2             2.9           120.2            64.9

   From contractholder transactions:
     Variable annuity deposits..............................       476.5            38.4         3,568.8         3,536.4
     Contractholder maintenance charges.....................        (2.3)            ---           (17.9)           (6.5)
     Terminations and withdrawals...........................       (10.8)            ---          (332.3)          (50.3)
     Transfers between subaccounts, net.....................       (51.6)            4.5        (1,130.4)         (274.9)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions.......................       411.8            42.9         2,088.2         3,204.7
                                                              ----------------------------------------------------------------
Net increase (decrease) in net assets.......................       471.0            45.8         2,208.4         3,269.6
Net assets at beginning of year.............................        45.8             ---         3,598.8           329.2
                                                              ----------------------------------------------------------------
Net assets at end of year...................................      $516.8           $45.8        $5,807.2        $3,598.8
                                                              ================================================================

*For the period from May 1, 2002 (inception date) to December 31, 2002.

          Variable Annuity Account XIV - Valuebuilder Variable Annuity

                                 (In Thousands)

                     Years Ended December 31, 2003 and 2002


                                                                    SECURITY DIVERSIFIED              SECURITY GLOBAL
                                                                     INCOME SUBACCOUNT                  SUBACCOUNT
                                                                    2003            2002           2003            2002
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)...........................     $   40.0         $ 25.4        $   (9.2)        $ (4.4)
     Capital gains distributions............................          ---            ---             ---            ---
     Realized gain (loss) on sales of fund shares...........         11.7            0.2            (8.4)          (2.4)
     Change in unrealized appreciation/depreciation
       on investments during the year.......................        (35.1)          24.4           358.2         (122.3)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets from operations....         16.6           50.0           340.6         (129.1)

   From contractholder transactions:
     Variable annuity deposits..............................      1,039.0          766.1           462.5          560.1
     Contractholder maintenance charges.....................         (4.4)          (1.6)           (2.5)          (1.1)
     Terminations and withdrawals...........................        (24.3)          (5.1)           (7.9)          (3.9)
     Transfers between subaccounts, net.....................       (674.4)          (0.9)         (106.3)           3.3
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions.......................        335.9          758.5           345.8          558.4
                                                              ----------------------------------------------------------------
Net increase (decrease) in net assets.......................        352.5          808.5           686.4          429.3
Net assets at beginning of year.............................        962.7          154.2           651.8          222.5
                                                              ----------------------------------------------------------------
Net assets at end of year...................................     $1,315.2         $962.7        $1,338.2         $651.8
                                                              ================================================================




                                                                      SECURITY EQUITY               SECURITY LARGE CAP
                                                                         SUBACCOUNT                  GROWTH SUBACCOUNT
                                                                    2003            2002           2003            2002
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)...........................      $ (1.6)         $ (1.0)        $ (0.9)        $ (0.4)
     Capital gains distributions............................         ---             ---            ---            ---
     Realized gain (loss) on sales of fund shares...........         0.5            (3.7)           ---           (2.8)
     Change in unrealized appreciation/depreciation
       on investments during the year.......................        35.0           (21.5)          15.7          (10.0)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets from operations....        33.9           (26.2)          14.8          (13.2)

   From contractholder transactions:
     Variable annuity deposits..............................        67.7           128.9           51.2           49.9
     Contractholder maintenance charges.....................        (0.8)           (0.2)          (0.4)          (0.1)
     Terminations and withdrawals...........................        (5.7)           (1.3)          (2.2)           ---
     Transfers between subaccounts, net.....................       (30.2)            8.7           (3.7)          (4.5)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions.......................        31.0           136.1           44.9           45.3
                                                              ----------------------------------------------------------------
Net increase (decrease) in net assets.......................        64.9           109.9           59.7           32.1
Net assets at beginning of year.............................       133.5            23.6           46.7           14.6
                                                              ----------------------------------------------------------------
Net assets at end of year...................................      $198.4          $133.5         $106.4         $ 46.7
                                                              ================================================================

          Variable Annuity Account XIV - Valuebuilder Variable Annuity

                                 (In Thousands)

                     Years Ended December 31, 2003 and 2002


                                                                      SECURITY MID CAP              SECURITY SMALL CAP
                                                                      VALUE SUBACCOUNT               GROWTH SUBACCOUNT
                                                                    2003            2002           2003            2002
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)...........................     $  (28.3)       $   (7.9)       $ (1.6)        $ (0.4)
     Capital gains distributions............................         45.8             ---           ---            ---
     Realized gain (loss) on sales of fund shares...........         29.7            (6.5)         11.4           (0.6)
     Change in unrealized appreciation/depreciation
       on investments during the year.......................      1,081.5          (121.9)         56.3           (8.9)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets from operations....      1,128.7          (136.3)         66.1           (9.9)

   From contractholder transactions:
     Variable annuity deposits..............................      1,995.0         1,127.3          84.9           53.6
     Contractholder maintenance charges.....................         (9.6)           (2.2)         (0.7)          (0.1)
     Terminations and withdrawals...........................        (48.2)          (32.9)         (2.5)          (0.2)
     Transfers between subaccounts, net.....................        595.8             8.6          58.3           (1.6)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions.......................      2,533.0         1,100.8         140.0           51.7
                                                              ----------------------------------------------------------------
Net increase (decrease) in net assets.......................      3,661.7           964.5         206.1           41.8
Net assets at beginning of year.............................      1,302.3           337.8          52.4           10.6
                                                              ----------------------------------------------------------------
Net assets at end of year...................................     $4,964.0        $1,302.3        $258.5         $ 52.4
                                                              ================================================================





                                                                      SECURITY SOCIAL               SECURITY LARGE CAP
                                                                    AWARENESS SUBACCOUNT             VALUE SUBACCOUNT
                                                                    2003            2002           2003            2002
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)...........................      $ (1.4)        $ (0.8)         $ (1.4)         $ (1.5)
     Capital gains distributions............................         ---            ---             ---             ---
     Realized gain (loss) on sales of fund shares...........        (0.7)          (9.3)           (0.5)          (17.2)
     Change in unrealized appreciation/depreciation
       on investments during the year.......................        28.8          (13.2)           47.7           (27.4)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets from operations....        26.7          (23.3)           45.8           (46.1)

   From contractholder transactions:
     Variable annuity deposits..............................        74.8           77.6            61.9           150.4
     Contractholder maintenance charges.....................        (0.8)          (0.4)           (1.0)           (2.1)
     Terminations and withdrawals...........................        (4.0)          (0.3)           (1.0)          (20.1)
     Transfers between subaccounts, net.....................        (8.9)         (13.8)           (8.9)          (40.0)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions.......................        61.1           63.1            51.0            88.2
                                                              ----------------------------------------------------------------
Net increase (decrease) in net assets.......................        87.8           39.8            96.8            42.1
Net assets at beginning of year.............................        92.7           52.9           143.7           101.6
                                                              ----------------------------------------------------------------
Net assets at end of year...................................      $180.5         $ 92.7          $240.5          $143.7
                                                              ================================================================

          Variable Annuity Account XIV - Valuebuilder Variable Annuity

                                 (In Thousands)

                     Years Ended December 31, 2003 and 2002


                                                                      SECURITY MID CAP               STRONG GROWTH AND
                                                                     GROWTH SUBACCOUNT               INCOME SUBACCOUNT
                                                                    2003            2002           2003            2002
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)...........................      $ (5.7)         $ (2.5)        $ (0.7)        $ (0.3)
     Capital gains distributions............................        26.2             ---            ---            ---
     Realized gain (loss) on sales of fund shares...........        23.1            (3.1)           0.7           (8.5)
     Change in unrealized appreciation/depreciation
       on investments during the year.......................       193.2           (66.0)          16.6           (4.0)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets from operations....       236.8           (71.6)          16.6          (12.8)

   From contractholder transactions:
     Variable annuity deposits..............................       202.3           286.9           45.7           30.3
     Contractholder maintenance charges.....................        (2.7)           (0.9)          (0.5)          (0.3)
     Terminations and withdrawals...........................       (17.7)           (2.1)          (2.0)          (0.2)
     Transfers between subaccounts, net.....................        48.9            21.3           (9.9)          (0.2)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions.......................       230.8           305.2           33.3           29.6
                                                              ----------------------------------------------------------------
Net increase (decrease) in net assets.......................       467.6           233.6           49.9           16.8
Net assets at beginning of year.............................       352.2           118.6           50.9           34.1
                                                              ----------------------------------------------------------------
Net assets at end of year...................................      $819.8          $352.2         $100.8         $ 50.9
                                                              ================================================================



                                                                      STRONG GROWTH 20             STRONG ADVISOR SMALL
                                                                         SUBACCOUNT                CAP VALUE SUBACCOUNT
                                                                    2003            2002           2003            2002
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)...........................      $ (1.9)         $ (1.5)       $  (13.9)        $ (3.9)
     Capital gains distributions............................         ---             ---            45.5            ---
     Realized gain (loss) on sales of fund shares...........        (5.5)           (1.3)           26.3            0.2
     Change in unrealized appreciation/depreciation
       on investments during the year.......................        49.3           (47.0)          507.7          (29.2)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets from operations....        41.9           (49.8)          565.6          (32.9)

   From contractholder transactions:
     Variable annuity deposits..............................        49.1            94.1           634.5          625.9
     Contractholder maintenance charges.....................        (0.5)           (0.4)           (4.1)          (1.5)
     Terminations and withdrawals...........................         ---            (0.1)          (35.0)          (6.4)
     Transfers between subaccounts, net.....................       (35.6)           (1.1)           84.3            6.0
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions.......................        13.0            92.5           679.7          624.0
                                                              ----------------------------------------------------------------
Net increase (decrease) in net assets.......................        54.9            42.7         1,245.3          591.1
Net assets at beginning of year.............................       134.8            92.1           720.5          129.4
                                                              ----------------------------------------------------------------
Net assets at end of year...................................      $189.7          $134.8        $1,965.8         $720.5
                                                              ================================================================

          Variable Annuity Account XIV - Valuebuilder Variable Annuity

                                 (In Thousands)

                     Years Ended December 31, 2003 and 2002


                                                                                                      VAN KAMPEN
                                                                     STRONG OPPORTUNITY            EQUITY AND INCOME
                                                                        SUBACCOUNT                    SUBACCOUNT
                                                                    2003            2002           2003            2002
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)...........................      $ (2.1)         $ (0.9)       $   11.3         $  8.9
     Capital gains distributions............................         ---             ---             ---            3.4
     Realized gain (loss) on sales of fund shares...........        (1.4)           (1.9)           (6.4)          (2.4)
     Change in unrealized appreciation/depreciation
       on investments during the year.......................        61.1           (24.3)          176.7          (63.9)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets from operations....        57.6           (27.1)          181.6          (54.0)

   From contractholder transactions:
     Variable annuity deposits..............................        85.4           124.7           502.4          687.1
     Contractholder maintenance charges.....................        (0.5)           (0.2)           (2.7)          (1.0)
     Terminations and withdrawals...........................        (4.5)            ---           (16.0)          (3.4)
     Transfers between subaccounts, net.....................       (45.3)            7.1          (325.2)         (31.9)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions.......................        35.1           131.6           158.5          650.8
                                                              ----------------------------------------------------------------
Net increase (decrease) in net assets.......................        92.7           104.5           340.1          596.8
Net assets at beginning of year.............................       146.3            41.8           787.4          190.6
                                                              ----------------------------------------------------------------
Net assets at end of year...................................      $239.0          $146.3        $1,127.5         $787.4
                                                              ================================================================




                                                                    VAN KAMPEN COMSTOCK           VAN KAMPEN AGGRESSIVE
                                                                         SUBACCOUNT                  GROWTH SUBACCOUNT
                                                                    2003            2002           2003            2002
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)...........................     $    5.6        $    3.4        $ (1.2)        $ (0.5)
     Capital gains distributions............................          ---             5.5           ---            ---
     Realized gain (loss) on sales of fund shares...........        (15.6)           (8.2)         (1.0)          (0.9)
     Change in unrealized appreciation/depreciation
       on investments during the year.......................        502.2          (171.8)         36.3          (16.4)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets from operations....        492.2          (171.1)         34.1          (17.8)

   From contractholder transactions:
     Variable annuity deposits..............................      1,054.2         1,173.8          39.1           81.7
     Contractholder maintenance charges.....................         (5.9)           (2.9)         (0.3)          (0.3)
     Terminations and withdrawals...........................        (24.1)          (14.6)          ---           (2.2)
     Transfers between subaccounts, net.....................       (231.6)           35.3         (14.3)          (1.1)
                                                              ----------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions.......................        792.6         1,191.6          24.5           78.1
                                                              ----------------------------------------------------------------
Net increase (decrease) in net assets.......................      1,284.8         1,020.5          58.6           60.3
Net assets at beginning of year.............................      1,371.0           350.5          82.0           21.7
                                                              ----------------------------------------------------------------
Net assets at end of year...................................     $2,655.8        $1,371.0        $140.6         $ 82.0
                                                              ================================================================

See accompanying notes.

          Variable Annuity Account XIV - Valuebuilder Variable Annuity

                          Notes to Financial Statements

                                December 31, 2003


1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

        ORGANIZATION -- Variable Annuity Account XIV -- Valuebuilder Variable Annuity of Security Benefit Life Insurance Company (VVASBL) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). Purchase payments for VASBL are allocated to one or more of the subaccounts that comprise Variable Annuity Account XIV (the Account), a separate account of SBL. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Deposits received by the Account for VASBL are invested in AIM Growth Series, AIM Equity Series, American Century Investments, Inc., Ariel Mutual Funds Investments, Inc., Calamos Investment Trust, Dreyfus Appreciation Fund, Inc., Dreyfus Growth and Value Funds, Inc., Fidelity Advisor Series I, INVESCO Stock Funds, Inc., INVESCO Sector Funds, Inc., Pacific Investment Management Company, Inc., Security Income Fund, Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Strong Conservative Equity Funds, Inc., Strong Equity Funds, Inc., Van Kampen Equity and Income Fund, Van Kampen Comstock Fund, and Van Kampen Aggressive Growth Fund. As directed by the owners, amounts may be invested in a designated mutual fund as follows:


        SUBACCOUNT                                              MUTUAL FUND
        ----------------------------------------------------------------------------------------------------------------------
                                                                AIM Growth Series:
        AIM Basic Value........................................    AIM Basic Value Fund (Class A)
        AIM Mid Cap Core Equity................................    AIM Mid Cap Core Equity Fund (Class A)
        AIM Small Cap Growth...................................    AIM Small Cap Growth Fund (Class A)

                                                                AIM Equity Series:
        AIM Blue Chip..........................................    AIM Blue Chip Fund (Class A)

                                                                American Century Investments, Inc.:
        American Century Heritage..............................    American Century Heritage Fund (Advisor Class)
        American Century Select................................    American Century Select Fund (Advisor Class)
        American Century Equity Income.........................    American Century Equity Income Fund (Advisor Class)
        American Century International Growth..................    American Century International Growth Fund (Advisor Class)

                                                                Ariel Mutual Funds Investments, Inc.:
        Ariel Fund.............................................    Ariel Fund
        Ariel Premier Bond Fund................................    Ariel Premier Bond Fund

                                                                Calamos Investment Trust:
        Calamos Growth.........................................    Calamos Growth Fund (Class A)
        Calamos Growth and Income..............................    Calamos Growth and Income Fund (Class A)

        Dreyfus Appreciation................................... Dreyfus Appreciation Fund, Inc. (Class A)

                                                                Dreyfus Growth and Value Funds, Inc.:
        Dreyfus Premier Strategic Value........................    Dreyfus Premier Strategic Value Fund (Class A)
        Dreyfus Mid Cap Value..................................    Dreyfus Mid Cap Value Fund (Class A)
        Dreyfus General Money Market...........................    Dreyfus General Money Market Fund (Class A)

                                                                Fidelity Advisor Series I:
        Fidelity Advisor Value Strategies......................    Fidelity Advisor Value Strategies Fund (Class T)
        Fidelity Advisor Dividend Growth.......................    Fidelity Advisor Dividend Growth Fund (Class T)
        Fidelity Advisor Mid Cap...............................    Fidelity Advisor Mid Cap  Fund (Class T)
        Fidelity Advisor International Capital Appreciation....    Fidelity Advisor International Capital Appreciation Fund
                                                                     (Class T)
                                                                INVESCO Stock Funds, Inc.:
        INVESCO Dynamics.......................................    INVESCO Dynamics Fund (Class K)

                                                                INVESCO Sector Funds, Inc.:
        INVESCO Technology.....................................    INVESCO Technology Fund (Class K)

                                                                Pacific Investment Management Company, Inc.:
        PIMCO High Yield.......................................    PIMCO High Yield Fund (Class A)

                                                                Security Income Fund:
        Security Capital Preservation..........................    Security Capital Preservation Fund (Class A)
        Security Diversified Income............................    Security Diversified Income Fund (Class A)

                                                                Security Equity Fund:
        Security Global........................................    Security Global Series (Class A)
        Security Equity........................................    Security Equity Series (Class A)
        Security Large Cap Growth..............................    Security Large Cap Growth Series (Class A)
        Security Mid Cap Value.................................    Security Mid Cap Value Series (Class A)
        Security Small Cap Growth..............................    Security Small Cap Growth Series (Class A)
        Security Social Awareness..............................    Security Social Awareness Series (Class A)

        Security Large Cap Value............................... Security Large Cap Value Fund (Class A)

        Security Mid Cap Growth................................ Security Mid Cap Growth Fund (Class A)

                                                                Strong Conservative Equity Funds, Inc.:
        Strong Growth and Income...............................    Strong Growth and Income Fund (Advisor Class)

                                                                Strong Equity Funds, Inc.:
        Strong Growth 20.......................................    Strong Growth 20 Fund (Advisor Class)
        Strong Advisor Small Cap Value.........................    Strong Advisor Small Cap Value Fund (Advisor Class)
        Strong Opportunity.....................................    Strong Opportunity Fund (Advisor Class)

        Van Kampen Equity and Income........................... Van Kampen Equity and Income Fund (Class A)

        Van Kampen Comstock.................................... Van Kampen Comstock Fund (Class A)

        Van Kampen Aggressive Growth........................... Van Kampen Aggressive Growth Fund (Class A)

        Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

        AIM Advisors Inc. serves as investment advisor of AIM Basic Value Fund, AIM Mid Cap Core Equity Fund, AIM Small Cap Growth Fund, and AIM Blue Chip Fund. American Century Investment Management, Inc. serves as investment advisor of American Century Heritage Fund, American Century Select Fund, American Century Equity Income Fund and American Century International Growth Fund. Ariel Investments, Inc. serves as investment advisor of Ariel Fund and Ariel Premier Bond Fund. Calamos Asset Management, Inc. serves as investment advisor of Calamos Growth Fund and Calamos Growth and Income Fund. The Dreyfus Corporation serves as investment advisor of Dreyfus Appreciation Fund, Inc., Dreyfus Premier Strategic Value Fund, Dreyfus Mid Cap Value Fund, and Dreyfus General Money Market Fund. Fidelity Management & Research Company serves as investment advisor of Fidelity Advisor Value Strategies Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Mid Cap Fund, and Fidelity Advisor International Capital Appreciation Fund. INVESCO Funds Group, Inc. serves as investment advisor of INVESCO Dynamics Fund and INVESCO Technology Fund. Pacific Investment Management Company, Inc. serves as investment advisor of PIMCO High Yield Fund. Deutsche Asset Management, Inc. serves as investment advisor of Security Capital Preservation Fund. Security Management Company, LLC (SMC) serves as investment advisor of Security Diversified Income Fund, Security Global Series, Security Equity Series, Security Large Cap Growth Series, Security Mid Cap Value Series, Security Small Cap Growth Series, Security Social Awareness Series, Security Large Cap Value Fund, and Security Mid Cap Growth Fund. SMC has engaged OppenheimerFunds, Inc. to provide subadvisory services to Security Global Series, RS Investments to provide subadvisory services to Security Small Cap Growth Series, and The Dreyfus Corporation to provide subadvisory services to Security Large Cap Value Fund. Strong Capital Management, Inc. serves as investment advisor of Strong Growth and Income Fund, Strong Growth 20 Fund, Strong Advisor Small Cap Value Fund, and Strong Opportunity Fund. Van Kampen Asset Management, Inc. serves as investment advisor of Van Kampen Equity and Income Fund, Van Kampen Comstock Fund, and Van Kampen Aggressive Growth Fund.

        INVESTMENT VALUATION -- Investments in mutual fund shares are carried in the statement of assets and liabilities at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of investments sold.

        The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2003 were as follows:

                                                                      COST OF          PROCEEDS
SUBACCOUNT                                                           PURCHASES        FROM SALES
--------------------------------------------------------------------------------------------------
                                                                           (In Thousands)
AIM Basic Value.............................................        $   846.4        $   117.4
AIM Mid Cap Core Equity.....................................            120.3             26.6
AIM Small Cap Growth........................................            466.8             73.8
AIM Blue Chip...............................................            150.1             75.4
American Century Heritage...................................             30.8             10.2
American Century Select.....................................            581.5              8.8
American Century Equity Income..............................            573.2             55.3
American Century International Growth.......................            130.3             36.6
Ariel Fund..................................................            642.5             51.2
Ariel Premier Bond..........................................            584.9            186.8
Calamos Growth..............................................          2,990.4            341.2
Calamos Growth and Income...................................          1,865.8            179.0
Dreyfus Appreciation........................................            553.8            153.5
Dreyfus Premier Strategic Value.............................            218.7            139.7
Dreyfus Mid Cap Value.......................................            262.7             85.3
Dreyfus General Money Market................................            634.4            599.0
Fidelity Advisor Value Strategies...........................            397.0            216.0
Fidelity Advisor Dividend Growth............................            504.4             47.2
Fidelity Advisor Mid Cap....................................            117.2              5.3
Fidelity Advisor International Capital Appreciation.........            870.4             11.7
INVESCO Dynamics............................................             12.0              1.6
INVESCO Technology..........................................            191.7            105.9
PIMCO High Yield............................................          1,340.7            906.3
Security Capital Preservation...............................          3,857.0          1,648.6
Security Diversified Income.................................          1,431.8          1,055.9
Security Global.............................................            480.1            143.5
Security Equity.............................................             65.7             36.3
Security Large Cap Growth...................................             49.1              5.1
Security Mid Cap Value......................................          2,778.9            228.4
Security Small Cap Growth...................................            233.7             95.3
Security Social Awareness...................................             73.4             13.7
Security Large Cap Value....................................             60.1             10.5
Security Mid Cap Growth.....................................            478.2            226.9
Strong Growth and Income....................................             47.4             14.8
Strong Growth 20............................................            103.7             92.6
Strong Advisor Small Cap Value..............................            927.5            216.2
Strong Opportunity..........................................             83.4             50.4
Van Kampen Equity and Income................................            566.8            397.0
Van Kampen Comstock.........................................          1,014.5            216.3
Van Kampen Aggressive Growth................................             37.5             14.2

        ANNUITY RESERVES -- As of December 31, 2003, annuity reserves have not been established because there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

        REINVESTMENT OF DIVIDENDS -- Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective Fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

        FEDERAL INCOME TAXES -- The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

        USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.      VARIABLE ANNUITY CONTRACT CHARGES

        SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net asset value. Additionally SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force. The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.75% to 0.95% of the average daily net asset value. Additionally, SBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1% of the contract value.

        When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

3.      SUMMARY OF UNIT TRANSACTIONS

        The changes in units outstanding for the year ended December 31, 2003 and 2002 were as follows:

                                                                       2003                               2002
                                                         ---------------------------------- ----------------------------------
                                                                                    NET                                 NET
                                                         UNITS     UNITS          INCREASE     UNITS     UNITS       INCREASE
        SUBACCOUNT                                      ISSUED    REDEEMED       (DECREASE)   ISSUED    REDEEMED    (DECREASE)
        ----------------------------------------------------------------------------------------------------------------------
                                                                                  (In Thousands)
        AIM Basic Value................................    142        (37)         105         170       (31)         139
        AIM Mid Cap Core Equity........................     16         (4)          12          31        (8)          23
        AIM Small Cap Growth...........................     77        (22)          55          74       (19)          55
        AIM Blue Chip..................................     28        (15)          13          29        (4)          25
        American Century Heritage......................      4         (1)           3           1        (1)         ---
        American Century Select........................     94         (5)          89          48       (12)          36
        American Century Equity Income.................     62        (11)          51          49        (7)          42
        American Century International Growth..........     23         (7)          16          36        (8)          28
        Ariel Fund.....................................     77        (12)          65          16        (3)          13
        Ariel Premier Bond.............................     58        (21)          37           7        (1)           6
        Calamos Growth.................................    399        (84)         315         229       (46)         183
        Calamos Growth and Income......................    210        (40)         170         131       (24)         107
        Dreyfus Appreciation...........................     84        (30)          54          79       (15)          64
        Dreyfus Premier Strategic Value................     30        (20)          10          31        (5)          26
        Dreyfus Mid Cap Value..........................     44        (18)          26          95       (16)          79
        Dreyfus General Money Market...................     71        (66)           5          55       (29)          26
        Fidelity Advisor Value Strategies..............     54        (35)          19          59       (13)          46
        Fidelity Advisor Dividend Growth...............     73        (11)          62          55        (9)          46
        Fidelity Advisor Mid Cap.......................     16         (2)          14          12        (1)          11
        Fidelity Advisor International
           Capital Appreciation........................    106         (8)          98          15        (4)          11
        INVESCO Dynamics...............................      2         ---           2           4        ---           4
        INVESCO Technology.............................     49        (26)          23          19        (2)          17
        PIMCO High Yield...............................    135        (94)          41           5        ---           5
        Security Capital Preservation..................    431       (211)         220         423      (101)         322
        Security Diversified Income....................    159       (124)          35          92       (17)          75
        Security Global................................     82        (31)          51          95       (20)          75
        Security Equity................................     11         (5)           6          30       (12)          18
        Security Large Cap Growth......................      7         (1)           6          14        (8)           6
        Security Mid Cap Value.........................    313        (54)         259         158       (31)         127
        Security Small Cap Growth......................     33        (13)          20           9        (1)           8
        Security Social Awareness......................     11         (2)           9          15        (7)           8
        Security Large Cap Value.......................     10         (2)           8          34       (23)          11
        Security Mid Cap Growth........................     63        (32)          31          49        (5)          44
        Strong Growth and Income.......................      7         (2)           5           9        (5)           4
        Strong Growth 20...............................     21        (17)           4          20        (5)          15
        Strong Advisor Small Cap Value.................    110        (35)          75          85       (15)          70
        Strong Opportunity.............................     14         (9)           5          24        (5)          19
        Van Kampen Equity and Income...................     73        (53)          20          89       (16)          73
        Van Kampen Comstock............................    163        (57)         106         192       (33)         159
        Van Kampen Aggressive Growth...................      8         (4)           4          16        (2)          14

4.      UNIT VALUES

        A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total return ratios for each of the three years in the period ended December 31, 2003, follows:

        SUBACCOUNT                                                           2003                 2002                  2001
        -----------------------------------------------------------------------------------------------------------------------
        AIM BASIC VALUE
        Units................................................             275,973              171,063                32,599
        Unit value...........................................       $8.83--$12.60             $   6.87              $   9.29
        Net assets (000s)....................................       $     2,438.9             $1,175.4              $  303.2
        Ratio of expenses to net assets*.....................                0.90%                0.90%                 0.90%
        Investment income ratio**............................                 ---%                 ---%                  .01%
        Total return***......................................        9.28%--28.53%              (26.05)%               (8.20)%
        -----------------------------------------------------------------------------------------------------------------------
        AIM MID CAP CORE EQUITY
        Units................................................              39,635               27,915                 5,147
        Unit value...........................................       $9.87--$12.02             $   8.07              $   9.44
        Net assets (000s)....................................       $       391.5             $  225.6              $   48.6
        Ratio of expenses to net assets*.....................                0.90%                0.90%                 0.90%
        Investment income ratio**............................                 ---%                 ---%                 0.13%
        Total return***......................................        9.17%--22.30%              (14.51)%               (6.16)%
        -----------------------------------------------------------------------------------------------------------------------
        AIM SMALL CAP GROWTH
        Units................................................             119,249               63,534                 9,248
        Unit value...........................................       $8.55--$12.91             $   6.39              $   9.23
        Net assets (000s)....................................       $     1,019.8             $  406.1              $   85.4
        Ratio of expenses to net assets*.....................                0.90%                0.90%                 0.90%
        Investment income ratio**............................                 ---%                 ---%                  ---%
        Total return***......................................       24.61%--33.80%              (30.77)%               (6.39)%
        -----------------------------------------------------------------------------------------------------------------------
        AIM BLUE CHIP
        Units................................................              46,076               33,460                 9,003
        Unit value...........................................       $7.16--$11.37             $   5.94              $   8.40
        Net assets (000s)....................................       $       329.9             $  198.7              $   75.7
        Ratio of expenses to net assets*.....................                0.90%                0.90%                 0.90%
        Investment income ratio**............................                 ---%                 ---%                  ---%
        Total return***......................................       11.80%--20.54%              (29.29)%              (11.58)%
        -----------------------------------------------------------------------------------------------------------------------
        AMERICAN CENTURY HERITAGE
        Units................................................               4,284                  946                  652
        Unit value...........................................      $ 7.90--$11.36             $   6.78             $   8.40
        Net assets (000s)....................................      $         33.9             $    6.4             $    5.5
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                 ---%                 ---%                 ---%
        Total return***......................................        9.65%--16.52%              (19.29)%             (16.75)%
        ----------------------------------------------------------------------------------------------------------------------
        AMERICAN CENTURY SELECT
        Units................................................             126,043               36,916                1,562
        Unit value...........................................      $         7.62             $   6.37             $   8.60
        Net assets (000s)....................................      $        960.7             $  235.0             $   13.4
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                 ---%                0.01%                 ---%
        Total return***......................................               19.62%              (25.93)%             (10.32)%
        ----------------------------------------------------------------------------------------------------------------------
        AMERICAN CENTURY EQUITY INCOME
        Units................................................              98,637               47,779                6,302
        Unit value...........................................      $11.31--$11.91             $   9.49             $  10.41
        Net assets (000s)....................................      $      1,115.9             $  453.2             $   65.6
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                2.56%                2.48%                0.91%
        Total return***......................................       19.18%--23.16%               (8.84)%               2.97%
        ----------------------------------------------------------------------------------------------------------------------
        AMERICAN CENTURY INTERNATIONAL GROWTH
        Units................................................              45,503               29,825                2,116
        Unit value...........................................      $ 7.57--$11.59             $   6.29             $   8.12
        Net assets (000s)....................................      $        344.6             $  187.6             $   17.2
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                0.61%                1.11%                0.29%
        Total return***......................................       20.35%--21.11%              (22.54)%             (11.83)%
        ----------------------------------------------------------------------------------------------------------------------
        ARIEL FUND****
        Units................................................              78,211               12,721                  ---
        Unit value...........................................      $10.31--$12.30             $   8.37                  ---
        Net assets (000s)....................................      $        809.4             $  106.5                  ---
        Ratio of expenses to net assets*.....................                0.90%                0.90%                 ---%
        Investment income ratio**............................                 ---%                2.89%                 ---%
        Total return***......................................       23.18%--30.71%              (16.30)%                ---%
        ----------------------------------------------------------------------------------------------------------------------
        ARIEL PREMIER BOND FUND****
        Units................................................              42,688                5,873                  ---
        Unit value...........................................      $10.06--$10.41             $  10.43                  ---
        Net assets (000s)....................................      $        443.8             $   61.2                  ---
        Ratio of expenses to net assets*.....................                0.90%                0.90%                 ---%
        Investment income ratio**............................                2.46%                4.34%                 ---%
        Total return***......................................      (0.20)%--(0.19)%               4.30%                 ---%
        ----------------------------------------------------------------------------------------------------------------------
        CALAMOS GROWTH
        Units................................................             532,926              218,387               35,400
        Unit value...........................................      $10.11--$12.95             $   7.39             $   9.13
        Net assets (000s)....................................      $      5,394.8             $1,614.4             $  323.5
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                 ---%                 ---%                 ---%
        Total return***......................................       36.81%--41.22%              (19.06)%              (5.88)%
        ----------------------------------------------------------------------------------------------------------------------
        CALAMOS GROWTH AND INCOME
        Units................................................             295,986              125,714               19,412
        Unit value...........................................      $11.00--$12.28             $   8.96             $   9.72
        Net assets (000s)....................................      $      3,259.3             $1,128.3             $  188.9
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                1.96%                2.23%                2.50%
        Total return***......................................       22.43%--22.77%               (7.82)%              (1.72)%
        ----------------------------------------------------------------------------------------------------------------------
        DREYFUS APPRECIATION
        Units................................................             133,554               79,711               16,424
        Unit value...........................................      $ 8.34--$11.11             $   7.20             $   9.04
        Net assets (000s)....................................      $      1,114.6             $  574.5             $  148.6
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                1.39%                1.46%                1.38%
        Total return***......................................        9.35%--15.83%              (20.35)%              (6.22)%
        ----------------------------------------------------------------------------------------------------------------------
        DREYFUS PREMIER STRATEGIC VALUE
        Units................................................              37,205               26,572                1,387
        Unit value...........................................      $ 9.52--$13.31             $   6.89             $   9.80
        Net assets (000s)....................................      $        354.1             $  183.2             $   13.6
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                 ---%                 ---%                0.54%
        Total return***......................................        4.56%--38.17%              (29.69)%              (1.31)%
        ----------------------------------------------------------------------------------------------------------------------
        DREYFUS MID CAP VALUE
        Units................................................             115,264               88,629               10,151
        Unit value...........................................      $ 9.17--$15.04             $   6.05             $   9.44
        Net assets (000s)....................................      $      1,056.6             $  536.1             $   95.9
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                 ---%                 ---%                0.12%
        Total return***......................................        9.78%--51.57%              (35.91)%              (1.67)%
        ----------------------------------------------------------------------------------------------------------------------
        DREYFUS GENERAL MONEY MARKET
        Units................................................              37,676               32,662                7,130
        Unit value...........................................      $         9.31             $   9.66             $   9.93
        Net assets (000s)....................................      $        351.4             $  316.0             $   70.9
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                0.28%                0.87%                0.90%
        Total return***......................................               (3.62)%              (2.72)%              (0.70)%
        ----------------------------------------------------------------------------------------------------------------------
        FIDELITY ADVISOR VALUE STRATEGIES
        Units................................................              78,490               58,759               13,282
        Unit value...........................................      $10.68--$14.76             $   6.94             $   9.79
        Net assets (000s)....................................      $        841.1             $  408.1             $  130.1
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                 ---%                 ---%                 ---%
        Total return***......................................       53.89%--60.78%              (29.11)%              (8.76)%
        ----------------------------------------------------------------------------------------------------------------------
        FIDELITY ADVISOR DIVIDEND GROWTH
        Units................................................             111,746               50,115                4,709
        Unit value...........................................      $         8.42             $   7.16             $   9.40
        Net assets (000s)....................................      $        941.1             $  358.7             $   44.3
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                0.50%                0.77%                0.17%
        Total return***......................................               17.60%              (23.83)%              (5.05)%
        ----------------------------------------------------------------------------------------------------------------------
        FIDELITY ADVISOR MID CAP
        Units................................................              32,256               18,240                7,408
        Unit value...........................................      $ 9.87--$13.79             $   7.14              $  9.14
        Net assets (000s)....................................      $        318.8             $  130.4              $  67.7
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                 ---%                 ---%                 ---%
        Total return***......................................       26.05%--38.24%              (21.88)%              (8.69)%
        ----------------------------------------------------------------------------------------------------------------------
        FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION
        Units................................................             108,986               11,026                  637
        Unit value...........................................      $10.38--$13.22             $   7.66              $  9.12
        Net assets (000s)....................................      $      1,132.4             $   84.5              $   5.8
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                 ---%                 ---%                 ---%
        Total return***......................................       35.51%--36.29%              (16.01)%              (1.72)%
        ----------------------------------------------------------------------------------------------------------------------
        INVESCO DYNAMICS
        Units................................................               5,288                3,373                  166
        Unit value...........................................      $         6.69             $   5.04              $  7.84
        Net assets (000s)....................................      $         35.4             $   17.0              $   1.3
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                 ---%                 ---%                 ---%
        Total return***......................................               32.74%              (35.71)%             (16.06)%
        ----------------------------------------------------------------------------------------------------------------------
        INVESCO TECHNOLOGY
        Units................................................              43,534               21,478                5,353
        Unit value...........................................      $ 4.89--$12.63             $   3.56              $  7.02
        Net assets (000s)....................................      $        213.0             $   76.6              $  37.6
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                 ---%                 ---%                 ---%
        Total return***......................................        3.95%--37.36%              (49.29)%             (19.86)%
        ----------------------------------------------------------------------------------------------------------------------
        PIMCO HIGH YIELD FUND****
        Units................................................              45,672                4,806                  ---
        Unit value...........................................      $11.30--$12.27             $   9.53                  ---
        Net assets (000s)....................................      $        516.8             $   45.8                  ---
        Ratio of expenses to net assets*.....................                0.90%                0.90%                 ---%
        Investment income ratio**............................                9.36%                3.11%                 ---%
        Total return***......................................        4.78%--18.57%               (4.70)%                ---%
        ----------------------------------------------------------------------------------------------------------------------
        SECURITY CAPITAL PRESERVATION
        Units................................................             573,700              354,057               32,546
        Unit value...........................................      $ 9.92--$10.13             $  10.18              $ 10.13
        Net assets (000s)....................................      $      5,807.2             $3,598.8              $ 329.2
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                3.58%                4.28%                2.10%
        Total return***......................................      (0.60)%--(0.49)%               0.49%                 .90%
        ----------------------------------------------------------------------------------------------------------------------
        SECURITY DIVERSIFIED INCOME
        Units................................................             124,661               90,122               15,149
        Unit value...........................................      $ 9.99--$10.58             $  10.71              $ 10.21
        Net assets (000s)....................................      $      1,315.2             $  962.7              $ 154.2
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                4.69%                5.60%                2.42%
        Total return***......................................      (1.21)%--(1.09)%               4.90%                1.79%
        ----------------------------------------------------------------------------------------------------------------------
        SECURITY GLOBAL
        Units................................................             149,826               99,389               24,741
        Unit value...........................................      $ 8.93--$13.10             $   6.56             $   8.99
        Net assets (000s)....................................      $      1,338.2             $  651.8             $  222.5
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                 ---%                 ---%                 ---%
        Total return***......................................       21.63%--36.13%              (27.03)%              (7.51)%
        ----------------------------------------------------------------------------------------------------------------------
        SECURITY EQUITY
        Units................................................              25,765               20,193                2,621
        Unit value...........................................      $ 7.69--$11.00             $   6.61             $   9.00
        Net assets (000s)....................................      $        198.4             $  133.5             $   23.6
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                0.18%                 ---%                 ---%
        Total return***......................................        4.46%--16.34%              (26.56)%              (8.35)%
        ----------------------------------------------------------------------------------------------------------------------
        SECURITY LARGE CAP GROWTH
        Units................................................              14,433                7,524                1,644
        Unit value...........................................      $         7.37             $   6.21             $   8.86
        Net assets (000s)....................................      $        106.4             $   46.7             $   14.6
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                 ---%                 ---%                 ---%
        Total return***......................................               18.68%              (29.91)%              (8.57)%
        ----------------------------------------------------------------------------------------------------------------------
        SECURITY MID CAP VALUE
        Units................................................             420,428              161,101               34,205
        Unit value...........................................      $11.80--$15.11             $   8.08             $   9.87
        Net assets (000s)....................................      $      4,964.0             $1,302.3             $  337.8
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                 ---%                 ---%                 ---%
        Total return***......................................       46.04%--48.87%              (18.14)%              (1.89)%
        ----------------------------------------------------------------------------------------------------------------------
        SECURITY SMALL CAP GROWTH
        Units................................................              28,558                8,658                1,216
        Unit value...........................................      $ 9.03--$14.55             $   6.06             $   8.66
        Net assets (000s)....................................      $        258.5             $   52.4             $   10.6
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                 ---%                 ---%                 ---%
        Total return***......................................       49.01%--52.36%              (30.02)%             (12.26)%
        ----------------------------------------------------------------------------------------------------------------------
        SECURITY SOCIAL AWARENESS
        Units................................................              22,678               13,702                5,954
        Unit value...........................................      $         7.96             $   6.76             $   8.88
        Net assets (000s)....................................      $        180.5             $   92.7             $   52.9
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                 ---%                 ---%                 ---%
        Total return***......................................               17.75%              (23.87)%              (8.26)%
        ----------------------------------------------------------------------------------------------------------------------
        SECURITY LARGE CAP VALUE
        Units................................................              28,792               21,050               10,858
        Unit value...........................................      $         8.34             $   6.82             $   9.35
        Net assets (000s)....................................      $        240.5             $  143.7             $  101.6
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                0.26%                 ---%                0.74%
        Total return***......................................               22.29%              (27.06)%              (5.27)%
        ----------------------------------------------------------------------------------------------------------------------
        SECURITY MID CAP GROWTH
        Units................................................              87,204               56,255               13,183
        Unit value...........................................      $ 9.39--$14.90             $   6.26             $   8.99
        Net assets (000s)....................................      $        819.8             $  352.2             $  118.6
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                 ---%                 ---%                 ---%
        Total return***......................................       50.00%--61.61%              (30.37)%              (7.03)%
        ----------------------------------------------------------------------------------------------------------------------
        STRONG GROWTH AND INCOME
        Units................................................              12,942                7,817                3,944
        Unit value...........................................      $         7.79             $   6.51             $   8.64
        Net assets (000s)....................................      $        100.8             $   50.9             $   34.1
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                0.27%                0.33%                 ---%
        Total return***......................................               19.66%              (24.65)%             (10.19)%
        ----------------------------------------------------------------------------------------------------------------------
        STRONG GROWTH 20
        Units................................................              31,130               27,133               12,355
        Unit value...........................................      $         6.10             $   4.98             $   7.46
        Net assets (000s)....................................      $        189.7             $  134.8             $   92.1
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                 ---%                 ---%                 ---%
        Total return***......................................               22.49%              (33.24)%             (16.27)%
        ----------------------------------------------------------------------------------------------------------------------
        STRONG ADVISOR SMALL CAP VALUE
        Units................................................             157,907               82,642               13,385
        Unit value...........................................      $12.45--$14.52             $   8.72             $   9.66
        Net assets (000s)....................................      $      1,965.8             $  720.5             $  129.4
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                 ---%                 ---%                 ---%
        Total return***......................................       15.51%--42.78%               (9.73)%              (4.36)%
        ----------------------------------------------------------------------------------------------------------------------
        STRONG OPPORTUNITY
        Units................................................              28,498               23,034                4,610
        Unit value...........................................      $         8.39             $   6.35             $   9.06
        Net assets (000s)....................................      $        239.0             $  146.3             $   41.8
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                 ---%                 ---%                0.46%
        Total return***......................................               32.13%              (29.91)%              (6.69)%
        ----------------------------------------------------------------------------------------------------------------------
        VAN KAMPEN EQUITY AND INCOME
        Units................................................             112,796               92,610               19,794
        Unit value...........................................      $ 9.98--$11.69             $   8.49             $   9.63
        Net assets (000s)....................................      $      1,127.5             $  787.4             $  190.6
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                2.17%                2.89%                1.55%
        Total return***......................................       17.55%--20.14%              (11.84)%              (3.99)%
        ----------------------------------------------------------------------------------------------------------------------
        VAN KAMPEN COMSTOCK
        Units................................................             303,829              197,544               39,034
        Unit value...........................................      $ 8.74--$12.63             $   6.94             $   8.97
        Net assets (000s)....................................      $      2,655.8             $1,371.0             $  350.5
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                1.18%                1.44%                0.68%
        Total return***......................................       11.97%--25.94%              (22.63)%              (9.03)%
        ----------------------------------------------------------------------------------------------------------------------
        VAN KAMPEN AGGRESSIVE GROWTH
        Units................................................              21,445               16,824                2,834
        Unit value...........................................       $6.53--$12.38             $   4.88             $   7.67
        Net assets (000s)....................................       $       140.6             $   82.0             $   21.7
        Ratio of expenses to net assets*.....................                0.90%                0.90%                0.90%
        Investment income ratio**............................                 ---%                 ---%                0.05%
        Total return***......................................       20.78%--33.81%              (36.38)%             (16.17)%
        ----------------------------------------------------------------------------------------------------------------------

            *These ratios represent the annualized contract expenses of the
             Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

           **These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

          ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

         ****The inception date of these subaccounts was May 1, 2002.

         Variable Annuity Account XIV - AdvanceDesigns Variable Annuity

                              Financial Statements

                          Year ended December 31, 2003




                                    CONTENTS


                                                              PAGE

Report of Independent Auditors..............................    2

Audited Financial Statements

   Statements of Assets and Liabilities.....................    3

   Statements of Operations.................................    5

   Statements of Changes in Net Assets......................    9

   Notes to Financial Statements............................   15

                         Report of Independent Auditors


The Contract Owners
AdvanceDesigns Variable Annuity
and
The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of assets and liabilities of certain of the respective subaccounts of Variable Annuity Account XIV, a separate account of Security Benefit Life Insurance Company comprised of the Alpha Opportunity, Equity, Large Cap Value, Money Market, Global, Diversified Income, Large Cap Growth, Enhanced Index, Mid Cap Growth, Managed Asset Allocation, Equity Income, High Yield, Small Cap Value, Mid Cap Value, Main Street Growth and Income, Small Cap Growth, Select 25, AIM Basic Value, AIM Mid Cap Core Equity, American Century Ultra, American Century Value, INVESCO Real Estate Opportunity, INVESCO Health Sciences, Oppenheimer Main Street Small Cap, PIMCO All Asset, PIMCO Real Return, PIMCO Low Duration, and Rydex Sector Rotation Subaccounts, which are available for investment by contract owners of the AdvanceDesigns Variable Annuity, as of December 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Variable Annuity Account XIV that are available for investment by contract owners of the AdvanceDesigns Variable Annuity at December 31, 2003, and the results of their operations and the changes in their net assets for the periods described above in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Kansas City, Missouri
January 30, 2004

         Variable Annuity Account XIV - AdvanceDesigns Variable Annuity

                      Statements of Assets and Liabilities
                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2003


                                           ALPHA                              LARGE
                                        OPPORTUNITY         EQUITY          CAP VALUE        MONEY MARKET        GLOBAL
                                         SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                    -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...       $  2.0           $1,022.0           $238.3           $2,267.0         $1,520.9
                                     -----------------------------------------------------------------------------------------
Total assets.......................          2.0            1,022.0            238.3            2,267.0          1,520.9
                                     -----------------------------------------------------------------------------------------
Net assets.........................       $  2.0           $1,022.0           $238.3           $2,267.0         $1,520.9
                                     =========================================================================================

Units outstanding..................          169            118,225           25,741            241,737          149,380

Unit value.........................       $11.55           $   8.65           $ 9.27           $   9.38         $  10.18

Mutual funds, at cost..............       $  2.0           $  921.4           $216.8           $2,274.7         $1,316.2
Mutual fund shares.................          175             50,196           13,481            192,285          218,206


                                                                                                               MANAGED
                                         DIVERSIFIED        LARGE            ENHANCED          MID CAP          ASSET
                                           INCOME         CAP GROWTH          INDEX            GROWTH         ALLOCATION
                                         SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...       $2,937.1          $ 937.1           $ 93.6           $1,078.0          $218.6
                                     -----------------------------------------------------------------------------------------
Total assets.......................        2,937.1            937.1             93.6            1,078.0           218.6
                                     -----------------------------------------------------------------------------------------
Net assets.........................       $2,937.1          $ 937.1           $ 93.6           $1,078.0          $218.6
                                     =========================================================================================

Units outstanding..................        282,307          107,263           10,228            105,877          21,211

Unit value.........................       $  10.41          $  8.74           $ 9.15           $  10.18          $10.30

Mutual funds, at cost..............       $3,090.2          $ 850.3           $ 90.2           $  880.4          $211.7
Mutual fund shares.................        266,038          153,629           11,265             42,966          15,179


                                                                                                              MAIN STREET
                                                                              SMALL           MID CAP         GROWTH AND
                                       EQUITY INCOME      HIGH YIELD        CAP VALUE          VALUE            INCOME
                                        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...        $110.5          $1,612.9           $ 99.6            $857.7           $847.5
                                     -----------------------------------------------------------------------------------------
Total assets.......................         110.5           1,612.9             99.6             857.7            847.5
                                     -----------------------------------------------------------------------------------------
Net assets.........................        $110.5          $1,612.9           $ 99.6            $857.7           $847.5
                                     =========================================================================================

Units outstanding..................        11,423           147,317            8,353            75,461           90,456

Unit value.........................        $ 9.67          $  10.95           $11.93            $11.37           $ 9.37

Mutual funds, at cost..............        $105.1          $1,557.4           $ 88.7            $711.1           $748.8
Mutual fund shares.................         6,845           109,650            5,912            30,274          103,487

         Variable Annuity Account XIV - AdvanceDesigns Variable Annuity

                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2003


                                           SMALL                               AIM            AIM MID CAP       AMERICAN
                                         CAP GROWTH        SELECT 25       BASIC VALUE        CORE EQUITY     CENTURY ULTRA
                                         SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...        $116.7            $40.8            $473.3            $ 10.8          $1,653.5
                                     -----------------------------------------------------------------------------------------
Total assets.......................         116.7             40.8             473.3              10.8           1,653.5
                                     -----------------------------------------------------------------------------------------
Net assets.........................        $116.7            $40.8            $473.3            $ 10.8          $1,653.5
                                     =========================================================================================

Units outstanding..................        10,489            5,028            37,206               888           143,494

Unit value.........................        $11.13            $8.11            $12.72            $12.21          $  11.52

Mutual funds, at cost..............        $115.1            $40.1            $452.2            $ 10.5          $1,561.8
Mutual fund shares.................         8,023            5,050            44,612               903           180,517


                                                                  INVESCO                                   OPPENHEIMER
                                            AMERICAN            REAL ESTATE              INVESCO            MAIN STREET
                                         CENTURY VALUE          OPPORTUNITY          HEALTH SCIENCES         SMALL CAP
                                           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...        $1,616.2                $289.1                $ 78.8                $367.0
                                     -----------------------------------------------------------------------------------------
Total assets.......................         1,616.2                 289.1                  78.8                 367.0
                                     -----------------------------------------------------------------------------------------
Net assets.........................        $1,616.2                $289.1                $ 78.8                $367.0
                                     =========================================================================================

Units outstanding..................         132,193                22,672                 6,795                27,124

Unit value.........................        $  12.23                $12.75                $11.59                $13.53

Mutual funds, at cost..............        $1,463.9                $281.2                $ 75.8                $356.2
Mutual fund shares.................         207,736                20,163                 4,483                27,386


                                             PIMCO                 PIMCO                 PIMCO                 RYDEX
                                           ALL ASSET            REAL RETURN           LOW DURATION        SECTOR ROTATION
                                           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...          $ 23.9                $ 69.7               $1,483.3               $ 62.1
                                     -----------------------------------------------------------------------------------------
Total assets.......................            23.9                  69.7                1,483.3                 62.1
                                     -----------------------------------------------------------------------------------------
Net assets.........................          $ 23.9                $ 69.7               $1,483.3               $ 62.1
                                     =========================================================================================

Units outstanding..................           2,219                 6,732                151,464                5,095

Unit value.........................          $10.76                $10.36               $   9.79               $12.19

Mutual funds, at cost..............          $ 23.6                $ 70.1               $1,484.1               $ 60.5
Mutual fund shares.................           2,217                 5,640                144,426                6,162

See accompanying notes.

         Variable Annuity Account XIV - AdvanceDesigns Variable Annuity

                            Statements of Operations
                                 (In Thousands)

                          Year Ended December 31, 2003


                                                             ALPHA                              LARGE
                                                          OPPORTUNITY        EQUITY           CAP VALUE      MONEY MARKET
                                                         SUBACCOUNT**       SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                                       -----------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions............................       $---             $  5.5             $ 1.7            $ 8.2
   Expenses:
     Mortality and expense risk fee..................        ---               (7.6)             (3.1)            (2.4)
     Administrative fee..............................        ---               (1.0)             (0.4)            (0.3)
                                                       -----------------------------------------------------------------------
Net investment income (loss).........................        ---               (3.1)             (1.8)             5.5

Net realized and unrealized
 gain (loss) on investments:
   Capital gains distributions.......................        ---                ---               ---              ---
   Realized gain (loss) on sales of fund shares......        ---               26.3              44.0             (0.5)
   Change in unrealized appreciation/depreciation
     on investments during the period................        ---              107.4              26.0             (7.2)
                                                       -----------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments..........................        ---              133.7              70.0             (7.7)
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from operations....................       $---             $130.6             $68.2            $(2.2)
                                                       =======================================================================


                                                                          DIVERSIFIED          LARGE
                                                           GLOBAL           INCOME           CAP GROWTH     ENHANCED INDEX
                                                          SUBACCOUNT      SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                                       -----------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions............................     $   2.6           $ 202.9           $   ---            $0.6
   Expenses:
     Mortality and expense risk fee..................        (5.3)            (15.5)             (5.8)            ---
     Administrative fee..............................        (0.7)             (2.1)             (0.8)            ---
                                                       -----------------------------------------------------------------------
Net investment income (loss).........................        (3.4)            185.3              (6.6)            0.6

Net realized and unrealized
 gain (loss) on investments:
   Capital gains distributions.......................         ---               ---               ---             ---
   Realized gain (loss) on sales of fund shares......         4.0               4.5              25.6             0.1
   Change in unrealized appreciation/depreciation
     on investments during the period................       206.0            (165.6)             90.7             3.4
                                                       -----------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments..........................       210.0            (161.1)            116.3             3.5
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from operations....................      $206.6            $ 24.2            $109.7            $4.1
                                                       =======================================================================


**For the period from July 7, 2003 (inception date) to December 31, 2003.

         Variable Annuity Account XIV - AdvanceDesigns Variable Annuity

                                 (In Thousands)

                          Year Ended December 31, 2003


                                                           MID CAP        MANAGED ASSET
                                                            GROWTH         ALLOCATION      EQUITY INCOME      HIGH YIELD
                                                          SUBACCOUNT       SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                       -----------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions............................      $  ---            $ 3.6             $ 1.1            $ 83.8
   Expenses:
     Mortality and expense risk fee..................        (5.4)            (0.3)             (0.1)             (9.1)
     Administrative fee..............................        (0.7)             ---               ---              (1.2)
                                                       -----------------------------------------------------------------------
Net investment income (loss).........................        (6.1)             3.3               1.0              73.5

Net realized and unrealized
 gain (loss) on investments:
   Capital gains distributions.......................         ---              ---               ---               ---
   Realized gain (loss) on sales of fund shares......        11.0              3.0               ---               2.5
   Change in unrealized appreciation/depreciation
     on investments during the period................       193.9              6.9               5.4              55.4
                                                       -----------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments..........................       204.9              9.9               5.4              57.9
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from operations....................      $198.8            $13.2             $ 6.4            $131.4
                                                       =======================================================================


                                                                                             MAIN STREET
                                                           SMALL                             GROWTH AND       SMALL CAP
                                                         CAP VALUE        MID CAP VALUE        INCOME           GROWTH
                                                         SUBACCOUNT        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                       -----------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions............................      $ ---             $  1.9            $  2.9           $ ---
   Expenses:
     Mortality and expense risk fee..................       (0.8)              (4.7)             (4.6)           (0.2)
     Administrative fee..............................        ---               (0.6)             (0.6)            ---
                                                       -----------------------------------------------------------------------
Net investment income (loss).........................       (0.8)              (3.4)             (2.3)           (0.2)

Net realized and unrealized
 gain (loss) on investments:
   Capital gains distributions.......................        0.2                8.3               ---             ---
   Realized gain (loss) on sales of fund shares......       23.4               26.1               1.4            (2.1)
   Change in unrealized appreciation/depreciation
     on investments during the period................       11.0              143.5             101.9             1.6
                                                       -----------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments..........................       34.6              177.9             103.3            (0.5)
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from operations....................      $33.8             $174.5            $101.0           $(0.7)
                                                       =======================================================================

         Variable Annuity Account XIV - AdvanceDesigns Variable Annuity

                                 (In Thousands)

                          Year Ended December 31, 2003


                                                                              AIM           AIM MID CAP        AMERICAN
                                                           SELECT 25       BASIC VALUE      CORE EQUITY      CENTURY ULTRA
                                                          SUBACCOUNT       SUBACCOUNT*      SUBACCOUNT        SUBACCOUNT*
                                                       -----------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions............................      $ ---             $ ---             $ ---            $ ---
   Expenses:
     Mortality and expense risk fee..................        ---              (0.4)              ---             (4.6)
     Administrative fee..............................        ---               ---               ---             (0.6)
                                                       -----------------------------------------------------------------------
Net investment income (loss).........................        ---              (0.4)              ---             (5.2)

Net realized and unrealized
 gain (loss) on investments:
   Capital gains distributions.......................        ---               ---               ---              ---
   Realized gain (loss) on sales of fund shares......        ---               ---               ---              0.2
   Change in unrealized appreciation/depreciation
     on investments during the period................        0.7              21.1               0.3             91.7
                                                       -----------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments..........................        0.7              21.1               0.3             91.9
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from operations....................      $ 0.7             $20.7             $ 0.3            $86.7
                                                       =======================================================================


                                                                          INVESCO                            OPPENHEIMER
                                                        AMERICAN        REAL ESTATE        INVESCO           MAINSTREET
                                                      CENTURY VALUE     OPPORTUNITY    HEALTH SCIENCES       SMALL CAP
                                                       SUBACCOUNT*      SUBACCOUNT*      SUBACCOUNT*         SUBACCOUNT*
                                                   ---------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions........................      $  ---              $ 2.8            $ ---               $ ---
   Expenses:
     Mortality and expense risk fee..............        (5.0)              (0.3)            (0.1)               (0.3)
     Administrative fee..........................        (0.7)               ---              ---                 ---
                                                   ---------------------------------------------------------------------------
Net investment income (loss).....................        (5.7)               2.5             (0.1)               (0.3)

Net realized and unrealized
 gain (loss) on investments:
   Capital gains distributions...................         ---                ---              ---                 ---
   Realized gain (loss) on sales of fund shares..         3.1                ---              ---                 ---
   Change in unrealized
     appreciation/depreciation on investments
     during the period...........................       152.3                7.9              3.0                10.8
                                                   ---------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments......................       155.4                7.9              3.0                10.8
                                                   ---------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from operations................      $149.7              $10.4            $ 2.9               $10.5
                                                   ===========================================================================


*For the period from May 1, 2003 (inception date) to December 31, 2003.

         Variable Annuity Account XIV - AdvanceDesigns Variable Annuity

                                 (In Thousands)

                          Year Ended December 31, 2003


                                                         PIMCO             PIMCO             PIMCO              RYDEX
                                                       ALL ASSET        REAL RETURN       LOW DURATION     SECTOR ROTATION
                                                      SUBACCOUNT*       SUBACCOUNT*       SUBACCOUNT*        SUBACCOUNT*
                                                   ---------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions........................        $0.4             $ ---             $ 2.8               $ ---
   Expenses:
     Mortality and expense risk fee..............         ---               ---              (2.8)                ---
     Administrative fee..........................         ---               ---              (0.4)                ---
                                                   ---------------------------------------------------------------------------
Net investment income (loss).....................         0.4               ---              (0.4)                ---

Net realized and unrealized
 gain (loss) on investments:
   Capital gains distributions...................         ---               0.9               1.2                 ---
   Realized gain (loss) on sales of fund shares..         ---               ---               ---                 ---
   Change in unrealized
     appreciation/depreciation on investments
     during the period...........................         0.3              (0.4)             (0.8)                1.6
                                                   ---------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments......................         0.3               0.5               0.4                 1.6
                                                   ---------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from operations................        $0.7             $ 0.5             $ ---               $ 1.6
                                                   ===========================================================================


*For the period from May 1, 2003 (inception date) to December 31, 2003. See accompanying notes.

         Variable Annuity Account XIV - AdvanceDesigns Variable Annuity

                       Statements of Changes in Net Assets
                                 (In Thousands)

                        Year Ended December 31, 2003 and
         Period From June 1, 2002 (Inception Date) to December 31, 2002


                                                          ALPHA OPPORTUNITY                       EQUITY
                                                             SUBACCOUNT                         SUBACCOUNT
                                                               2003**                   2003                   2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................         $ ---                  $   (3.1)                $  0.4
     Capital gains distributions.....................           ---                       ---                    ---
     Realized gain (loss) on sales of fund shares....           ---                      26.3                    0.6
     Change in unrealized appreciation/depreciation
       on investments during the year................           ---                     107.4                   (6.8)
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in
    net assets from operations.......................           ---                     130.6                   (5.8)

   From contractholder transactions:
     Variable annuity deposits.......................           2.0                     813.7                  234.9
     Contractholder maintenance charges..............           ---                      (4.2)                  (0.3)
     Terminations and withdrawals....................           ---                     (20.5)                 (20.2)
     Transfers between subaccounts, net..............           ---                    (142.2)                  36.0
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
    from contractholder transactions.................           2.0                     646.8                  250.4
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................           2.0                     777.4                  244.6
Net assets at beginning of period....................           ---                     244.6                    ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................         $ 2.0                  $1,022.0                 $244.6
                                                       =======================================================================


                                                                 LARGE CAP VALUE                     MONEY MARKET
                                                                   SUBACCOUNT                         SUBACCOUNT
                                                             2003              2002              2003             2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................      $  (1.8)           $  1.0         $     5.5           $ 0.9
     Capital gains distributions.....................          ---               ---               ---             ---
     Realized gain (loss) on sales of fund shares....         44.0              (0.2)             (0.5)           (0.5)
     Change in unrealized appreciation/depreciation
       on investments during the year................         26.0              (4.5)             (7.2)           (0.5)
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in
    net assets from operations.......................         68.2              (3.7)             (2.2)           (0.1)

   From contractholder transactions:
     Variable annuity deposits.......................        364.0             199.8           5,759.0           117.8
     Contractholder maintenance charges..............         (1.6)             (0.2)             (0.6)           (0.2)
     Terminations and withdrawals....................        (11.3)            (16.8)            (11.9)          (16.7)
     Transfers between subaccounts, net..............       (384.9)             24.8          (3,530.2)          (47.9)
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
    contractholder transactions......................        (33.8)            207.6           2,216.3            53.0
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................         34.4             203.9           2,214.1            52.9
Net assets at beginning of period....................        203.9               ---              52.9             ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................      $ 238.3            $203.9         $ 2,267.0           $52.9
                                                       =======================================================================

**For the period from July 7, 2003 (inception date) to December 31, 2003.

         Variable Annuity Account XIV - AdvanceDesigns Variable Annuity

                                 (In Thousands)

                        Year Ended December 31, 2003 and
         Period From June 1, 2002 (Inception Date) to December 31, 2002


                                                                     GLOBAL                       DIVERSIFIED INCOME
                                                                   SUBACCOUNT                         SUBACCOUNT
                                                             2003              2002              2003             2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................     $   (3.4)         $ (0.1)           $  185.3         $ (1.7)
     Capital gains distributions.....................          ---             ---                 ---            ---
     Realized gain (loss) on sales of fund shares....          4.0             ---                 4.5            0.5
     Change in unrealized appreciation/depreciation
       on investments during the year................         206.0           (1.3)             (165.6)          12.5
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in
    net assets from operations.......................        206.6            (1.4)               24.2           11.3

   From contractholder transactions:
     Variable annuity deposits.......................        566.0           115.0             1,581.2          446.9
     Contractholder maintenance charges..............         (2.9)           (0.1)               (7.8)          (0.6)
     Terminations and withdrawals....................        (11.1)            ---               (49.8)         (44.7)
     Transfers between subaccounts, net..............        642.4             6.4               879.7           96.7
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
    from contractholder transactions.................      1,194.4           121.3             2,403.3          498.3
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................      1,401.0           119.9             2,427.5          509.6
Net assets at beginning of period....................        119.9             ---               509.6            ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................     $1,520.9          $119.9            $2,937.1         $509.6
                                                       =======================================================================


                                                                      LARGE CAP GROWTH                    ENHANCED INDEX
                                                                         SUBACCOUNT                         SUBACCOUNT
                                                                2003                    2002                  2003***
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................          $ (6.6)                 $ (0.8)                $ 0.6
     Capital gains distributions.....................             ---                     ---                   ---
     Realized gain (loss) on sales of fund shares....            25.6                     0.8                   0.1
     Change in unrealized appreciation/depreciation
       on investments during the year................            90.7                    (3.9)                  3.4
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in
    net assets from operations.......................           109.7                    (3.9)                  4.1

   From contractholder transactions:
     Variable annuity deposits.......................           618.8                   212.6                  87.2
     Contractholder maintenance charges..............            (3.1)                   (0.2)                  ---
     Terminations and withdrawals....................           (16.1)                  (16.9)                 (3.4)
     Transfers between subaccounts, net..............            15.5                    20.7                   5.7
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
    from contractholder transactions.................           615.1                   216.2                  89.5
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................           724.8                   212.3                  93.6
Net assets at beginning of period....................           212.3                     ---                   ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................          $937.1                  $212.3                 $93.6
                                                       =======================================================================

***These subaccounts were available for investment during 2002; however, there was no activity until 2003.

         Variable Annuity Account XIV - AdvanceDesigns Variable Annuity

                                 (In Thousands)

                        Year Ended December 31, 2003 and
         Period From June 1, 2002 (Inception Date) to December 31, 2002


                                                                       MID CAP GROWTH                         MANAGED
                                                                         SUBACCOUNT                      ASSET ALLOCATION
                                                                                                            SUBACCOUNT
                                                                2003                    2002                  2003***
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................        $   (6.1)                 $ (0.4)               $   3.3
     Capital gains distributions.....................             ---                     ---                    ---
     Realized gain (loss) on sales of fund shares....            11.0                     0.1                    3.0
     Change in unrealized appreciation/depreciation
       on investments during the year................           193.9                     3.7                    6.9
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in
    net assets from operations.......................           198.8                     3.4                   13.2

   From contractholder transactions:
     Variable annuity deposits.......................           631.4                   111.3                  320.8
     Contractholder maintenance charges..............            (3.0)                   (0.1)                  (0.2)
     Terminations and withdrawals....................           (13.6)                  (10.1)                   ---
     Transfers between subaccounts, net..............           152.6                     7.3                 (115.2)
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
    from contractholder transactions.................           767.4                   108.4                  205.4
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................           966.2                   111.8                  218.6
Net assets at beginning of period....................           111.8                     ---                    ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................        $1,078.0                  $111.8                $ 218.6
                                                       =======================================================================


                                                            EQUITY INCOME                       HIGH YIELD
                                                             SUBACCOUNT                         SUBACCOUNT
                                                               2003***                  2003                   2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................          $  1.0                $   73.5                 $ 13.2
     Capital gains distributions.....................             ---                     ---                    ---
     Realized gain (loss) on sales of fund shares....             ---                     2.5                   (0.6)
     Change in unrealized appreciation/depreciation
       on investments during the year................             5.4                    55.4                    0.1
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in
    net assets from operations.......................             6.4                   131.4                   12.7

   From contractholder transactions:
     Variable annuity deposits.......................            81.5                   925.5                  239.9
     Contractholder maintenance charges..............             ---                    (4.7)                  (0.3)
     Terminations and withdrawals....................            (0.6)                  (28.2)                 (24.0)
     Transfers between subaccounts, net..............            23.2                   317.0                   43.6
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
    from contractholder transactions.................           104.1                 1,209.6                  259.2
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................           110.5                 1,341.0                  271.9
Net assets at beginning of period....................             ---                   271.9                    ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................          $110.5                $1,612.9                 $271.9
                                                       =======================================================================

***These subaccounts were available for investment during 2002; however, there was no activity until 2003.

         Variable Annuity Account XIV - AdvanceDesigns Variable Annuity

                                 (In Thousands)

                        Year Ended December 31, 2003 and
         Period From June 1, 2002 (Inception Date) to December 31, 2002


                                                                 SMALL CAP VALUE                     MID CAP VALUE
                                                                   SUBACCOUNT                         SUBACCOUNT
                                                             2003              2002              2003             2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................      $ (0.8)           $ (0.1)            $ (3.4)          $  0.2
     Capital gains distributions.....................         0.2               2.4                8.3              ---
     Realized gain (loss) on sales of fund shares....        23.4              (0.3)              26.1              ---
     Change in unrealized appreciation/depreciation
       on investments during the year................        11.0              (0.1)             143.5              3.1
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in
    net assets from operations.......................        33.8               1.9              174.5              3.3

   From contractholder transactions:
     Variable annuity deposits.......................       121.7              44.3              549.3            110.8
     Contractholder maintenance charges..............        (0.4)             (0.1)              (2.7)            (0.1)
     Terminations and withdrawals....................        (2.5)              ---              (13.3)           (10.2)
     Transfers between subaccounts, net..............       (65.2)            (33.9)              38.7              7.4
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
    from contractholder transactions.................        53.6              10.3              572.0            107.9
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................        87.4              12.2              746.5            111.2
Net assets at beginning of period....................        12.2               ---              111.2              ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................      $ 99.6            $ 12.2             $857.7           $111.2
                                                       =======================================================================


                                                             MAIN STREET GROWTH AND                SMALL CAP GROWTH
                                                                INCOME SUBACCOUNT                     SUBACCOUNT
                                                             2003              2002              2003             2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................       $ (2.3)           $  0.1            $ (0.2)          $ ---
     Capital gains distributions.....................          ---               ---               ---             ---
     Realized gain (loss) on sales of fund shares....          1.4               0.1              (2.1)            ---
     Change in unrealized appreciation/depreciation
       on investments during the year................        101.9              (3.2)              1.6             ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in
    net assets from operations.......................        101.0              (3.0)             (0.7)            ---

   From contractholder transactions:
     Variable annuity deposits.......................        542.3             116.7              72.3             ---
     Contractholder maintenance charges..............         (2.5)             (0.2)             (0.1)            ---
     Terminations and withdrawals....................        (11.9)            (10.1)             (0.8)            ---
     Transfers between subaccounts, net..............        102.1              13.1              11.4            34.6
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
    from contractholder transactions.................        630.0             119.5              82.8            34.6
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................        731.0             116.5              82.1            34.6
Net assets at beginning of period....................        116.5               ---              34.6             ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................       $847.5            $116.5            $116.7           $34.6
                                                       =======================================================================

  *For the period from May 1, 2003 (inception date) to December 31, 2003. ***These subaccounts were available for investment during 2002; however, there was no activity until 2003.

         Variable Annuity Account XIV - AdvanceDesigns Variable Annuity

                                 (In Thousands)

                        Year Ended December 31, 2003 and
         Period From June 1, 2002 (Inception Date) to December 31, 2002


                                                                                              AIM MID CAP       AMERICAN
                                                          SELECT 25      AIM BASIC VALUE     CORE EQUITY      CENTURY ULTRA
                                                          SUBACCOUNT       SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                                           2003***            2003*             2003*             2003*
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................       $ ---            $ (0.4)            $ ---           $   (5.2)
     Capital gains distributions.....................         ---               ---               ---                ---
     Realized gain (loss) on sales of fund shares....         ---               ---               ---                0.2
     Change in unrealized appreciation/depreciation
       on investments during the year................         0.7              21.1               0.3               91.7
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in
    net assets from operations.......................         0.7              20.7               0.3               86.7

   From contractholder transactions:
     Variable annuity deposits.......................         ---              31.2              10.5              512.2
     Contractholder maintenance charges..............         ---              (0.1)              ---               (2.3)
     Terminations and withdrawals....................         ---               ---               ---               (6.9)
     Transfers between subaccounts, net..............        40.1             421.5               ---            1,063.8
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
    from contractholder transactions.................        40.1             452.6              10.5            1,566.8
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................        40.8             473.3              10.5            1,653.5
Net assets at beginning of period....................         ---               ---               ---                ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................       $40.8            $473.3             $10.8           $1,653.5
                                                       =======================================================================


                                                                             INVESCO                          OPPENHEIMER
                                                           AMERICAN        REAL ESTATE         INVESCO        MAIN STREET
                                                         CENTURY VALUE     OPPORTUNITY     HEALTH SCIENCES  SMALL CAP VALUE
                                                          SUBACCOUNT        SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                             2003*            2003*             2003*           2003*
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................     $   (5.7)          $  2.5            $(0.1)           $ (0.3)
     Capital gains distributions.....................          ---              ---              ---               ---
     Realized gain (loss) on sales of fund shares....          3.1              ---              ---               ---
     Change in unrealized appreciation/depreciation
       on investments during the year................        152.3              7.9              3.0              10.8
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in
    net assets from operations.......................        149.7             10.4              2.9              10.5

   From contractholder transactions:
     Variable annuity deposits.......................        519.8            163.6             75.7               4.3
     Contractholder maintenance charges..............         (2.7)            (0.1)             ---              (0.1)
     Terminations and withdrawals....................        (11.6)             ---             (0.4)             (0.1)
     Transfers between subaccounts, net..............        961.0            115.2              0.6             352.4
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
    from contractholder transactions.................      1,466.5            278.7             75.9             356.5
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................      1,616.2            289.1             78.8             367.0
Net assets at beginning of period....................          ---              ---              ---               ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................     $1,616.2           $289.1            $78.8            $367.0
                                                       =======================================================================

  *For the period from May 1, 2003 (inception date) to December 31, 2003. ***These subaccounts were available for investment during 2002; however, there was no activity until 2003.

         Variable Annuity Account XIV - AdvanceDesigns Variable Annuity

                                 (In Thousands)

                        Year Ended December 31, 2003 and
         Period From June 1, 2002 (Inception Date) to December 31, 2002


                                                                              PIMCO               PIMCO             RYDEX
                                                        PIMCO ALL ASSET    REAL RETURN        LOW DURATION    SECTOR ROTATIONS
                                                          SUBACCOUNT       SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                             2003*            2003*               2003*              2003*
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................        $ 0.4            $ ---             $   (0.4)           $ ---
     Capital gains distributions.....................          ---              0.9                  1.2              ---
     Realized gain (loss) on sales of fund shares....          ---              ---                  ---              ---
     Change in unrealized appreciation/depreciation
       on investments during the year................          0.3             (0.4)                (0.8)             1.6
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in
    net assets from operations.......................          0.7              0.5                  ---              1.6

   From contractholder transactions:
     Variable annuity deposits.......................         23.2             56.1                704.7             59.8
     Contractholder maintenance charges..............          ---              ---                 (0.9)             ---
     Terminations and withdrawals....................          ---             (0.4)                (5.0)            (0.4)
     Transfers between subaccounts, net..............          ---             13.5                784.5              1.1
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
    from contractholder transactions.................         23.2             69.2              1,483.3             60.5
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................         23.9             69.7              1,483.3             62.1
Net assets at beginning of period....................          ---              ---                  ---              ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................        $23.9            $69.7             $1,483.3            $62.1
                                                       =======================================================================

*For the period from May 1, 2003 (inception date) to December 31, 2003.

         Variable Annuity Account XIV - AdvanceDesigns Variable Annuity

                          Notes to Financial Statements

                                December 31, 2003


1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

        ORGANIZATION -- AdvanceDesigns Variable Annuity (the Account) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). Purchase payments for AdvanceDesigns are allocated to one or more of the subaccounts that comprise Variable Annuity Account XIV (the Account), a separate account of SBL. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Deposits received by the Account for AdvanceDesigns are invested in AIM Growth Series, American Century Investments, Inc., INVESCO Stock Funds, Inc., Oppenheimer Funds, Inc., Pacific Investment Management Company, Inc., Rydex Global Advisors, Inc., and the SBL Fund, a mutual fund not otherwise available to the public. As directed by the owners, amounts may be invested in a designated mutual fund as follows:

        SUBACCOUNT                                          MUTUAL FUND
        ---------------------------------------------------------------------------------------------------------------
                                                            SBL Fund:
        Alpha Opportunity..................................    Series Z (Alpha Opportunity Series)
        Equity.............................................    Series A (Equity Series)
        Large Cap Value....................................    Series B (Large Cap Value Series)
        Money Market.......................................    Series C (Money Market Series)
        Global.............................................    Series D (Global Series)
        Diversified Income.................................    Series E (Diversified Income Series)
        Large Cap Growth...................................    Series G (Large Cap Growth Series)
        Enhanced Index*....................................    Series H (Enhanced Index Series)
        Mid Cap Growth.....................................    Series J (Mid Cap Growth Series)
        Managed Asset Allocation*..........................    Series N (Managed Asset Allocation Series)
        Equity Income*.....................................    Series O (Equity Income Series)
        High Yield.........................................    Series P (High Yield Series)
        Small Cap Value....................................    Series Q (Small Cap Value Series)
        Social Awareness**.................................    Series S (Social Awareness Series)
        Mid Cap Value......................................    Series V (Mid Cap Value Series)
        Main Street Growth and Income......................    Series W (Main Street Growth and Income Series)
        Small Cap Growth...................................    Series X (Small Cap Growth Series)
        Select 25*.........................................    Series Y (Select 25 Series)

                                                            AIM Growth Series:
        AIM Basic Value....................................    AIM Basic Value Fund (Class A)
        AIM Mid Cap Core Equity............................    AIM Mid Cap Core Equity (Class A)

                                                            American Century Investments, Inc.:
        American Century Ultra.............................    American Century Ultra (Advisor Class)
        American Century Value.............................    American Century Value (Advisor Class)

                                                            INVESCO Stock Funds, Inc.:
        INVESCO Real Estate Opportunity....................    INVESCO Real Estate Opportunity Fund
        INVESCO Health Sciences............................    INVESCO Health Sciences Fund

                                                            Oppenheimer Funds, Inc.:
        Oppenheimer Main Street Small Cap..................    Oppenheimer Main Street Small Cap Fund

                                                            Pacific Investment Management Company, Inc.:
        PIMCO All Asset....................................    PIMCO All Asset Fund
        PIMCO Real Return..................................    PIMCO Real Return Fund
        PIMCO Low Duration.................................    PIMCO Low Duration Fund

                                                            Rydex Global Advisors, Inc.:
        Rydex Sector Rotation..............................    Rydex Sector Rotation Fund

         *These subaccounts were available for investment during 2002; however, there was no activity until 2003.

        **This subaccount was available for investment during 2003; however, there was no activity.

        Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

        Under the terms of the investment advisory contracts, investment portfolios of the underlying mutual funds are managed by Security Management Company, LLC (SMC), a limited liability company controlled by its members, SBL and Security Benefit Group, Inc., a wholly-owned subsidiary of SBL.

        AIM Growth Series serves as investment advisor of AIM Basic Value Fund and AIM Mid Cap Core Equity Fund. American Century Investments, Inc. serves as investment advisor of American Century Ultra Fund and American Century Value Fund. INVESCO Stock Funds, Inc. serves as investment advisor of INVESCO Real Estate Opportunity Fund and INVESCO Health Sciences Fund. OppenheimerFunds, Inc. serves as investment advisor of Oppenheimer Main Street Small Cap Fund. Pacific Investment Management Company, Inc. serves as investment advisor of PIMCO All Asset Fund, PIMCO Real Return Fund and PIMCO Low Duration Fund. Rydex Global Advisors, Inc. serves as investment advisor for Rydex Sector Rotation Fund. SMC has engaged Dreyfus Corporation to provide subadvisory services for Large Cap Value Series; OppenheimerFunds, Inc. to provide subadvisory services for Global Series and Main Street Growth and Income Series; Northern Trust Investments, Inc. to provide subadvisory services for the Enhanced Index Series; T. Rowe Price Associates Inc. to provide subadvisory services for the Managed Asset Allocation Series and the Equity Income Series; Strong Capital Management, Inc. to provide subadvisory services for the Small Cap Value Series; and RS Investments to provide subadvisory services for the Small Cap Growth Series.

        INVESTMENT VALUATION -- Investments in mutual fund shares are carried in the statement of assets and liabilities at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of investments sold.

        The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2003, were as follows:

                                                        COST OF            PROCEEDS
                        SUBACCOUNT                     PURCHASES          FROM SALES
-----------------------------------------------------------------------------------------
                                                             (In Thousands)
Alpha Opportunity**................................       $    2.0         $    ---
Equity.............................................        1,009.2            365.5
Large Cap Value....................................          536.8            572.4
Money Market.......................................        4,028.0          1,806.2
Global.............................................        1,276.6             85.6
Diversified Income.................................        2,753.9            165.3
Large Cap Growth...................................          925.5            317.0
Enhanced Index.....................................           93.6              3.5
Mid Cap Growth.....................................          830.9             69.6
Managed Asset Allocation...........................          324.5            115.8
Equity Income......................................          105.6              0.5
High Yield.........................................        1,318.2             35.1
Small Cap Value....................................          231.9            178.9
Mid Cap Value......................................          742.1            165.2
Main Street Growth and Income......................          647.1             19.4
Small Cap Growth...................................          119.0             36.4
Select 25..........................................           40.1              ---
AIM Basic Value*...................................          452.6              0.4
AIM Mid Cap Core Equity*...........................           10.5              ---
American Century Ultra*............................        1,568.3              6.7
American Century Value*............................        1,546.3             85.5
INVESCO Real Estate Opportunity*...................          281.5              0.3
INVESCO Health Sciences*...........................           76.3              0.5
Oppenheimer Main Street Small Cap*.................          356.6              0.4
PIMCO All Asset*...................................           23.6              ---
PIMCO Real Return*.................................           71.0              0.9
PIMCO Low Duration*................................        1,488.1              4.0
Rydex Sector Rotation*.............................           60.9              0.4

 *For the period from May 1, 2003 (inception date) to December 31, 2003. **For the period from July 7, 2003 (inception date) to December 31, 2003.

        ANNUITY RESERVES -- As of December 31, 2003, annuity reserves have not been established as there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

        REINVESTMENT OF DIVIDENDS -- Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

        FEDERAL INCOME TAXES -- The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

        USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.      VARIABLE ANNUITY CONTRACT CHARGES

        SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value. Additionally, SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force. The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 1.20% to 1.45% of the average daily net assets. Additionally, SBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1% of the contract value.

        When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

3.      SUMMARY OF UNIT TRANSACTIONS

        The changes in units outstanding for the year ended December 31, 2003 and period from June 1, 2002 (inception date) to December 31, 2002, were as follows:

                                                                   2003                             2002
                                                   -----------------------------------------------------------------------
                                                                              NET                                  NET
                                                      UNITS      UNITS      INCREASE     UNITS        UNITS      INCREASE
                 SUBACCOUNT                           ISSUED    REDEEMED   (DECREASE)    ISSUED      REDEEMED   (DECREASE)
        ------------------------------------------------------------------------------------------------------------------
                                                                                (In Thousands)

        Alpha Opportunity**........................    169        ---          169       ---            ---          ---
        Equity.....................................    139        (54)          85       42,215      (9,273)      32,942
        Large Cap Value............................     73        (74)          (1)      35,096      (7,972)      27,124
        Money Market...............................    634       (397)         237       19,393     (13,968)       5,425
        Global.....................................    149        (16)         133       16,831        (652)      16,179
        Diversified Income.........................    268        (34)         234       67,062     (18,700)      48,362
        Large Cap Growth...........................    126        (48)          78       37,993      (9,157)      28,836
        Enhanced Index.............................     10        ---           10          ---         ---          ---
        Mid Cap Growth.............................    105        (15)          90       20,491      (4,065)      16,426
        Managed Asset Allocation...................     32        (11)          21          ---         ---          ---
        Equity Income..............................     11        ---           11          ---         ---          ---
        High Yield.................................    130        (12)         118       40,827     (11,903)      28,924
        Small Cap Value............................     26        (19)           7        6,056      (4,577)       1,479
        Mid Cap Value..............................     83        (22)          61       17,951      (3,503)      14,448
        Main Street Growth and Income..............     82         (7)          75       17,960      (2,932)      15,028
        Small Cap Growth...........................     10         (5)           5        4,650         ---        4,650
        Select 25..................................      5        ---            5          ---         ---          ---
        AIM Basic Value*...........................     37        ---           37          ---         ---          ---
        AIM Mid Cap Core Equity*...................      1        ---            1          ---         ---          ---
        American Century Ultra*....................    149         (6)         143          ---         ---          ---
        American Century Value*....................    151        (19)         132          ---         ---          ---
        INVESCO Real Estate Opportunity*...........     23        ---           23          ---         ---          ---
        INVESCO Health Sciences*...................      7        ---            7          ---         ---          ---
        Oppenheimer Main Street Small Cap*.........     27        ---           27          ---         ---          ---
        PIMCO All Asset*...........................      2        ---            2          ---         ---          ---
        PIMCO Real Return*.........................      7        ---            7          ---         ---          ---
        PIMCO Low Duration*........................    155         (4)         151          ---         ---          ---
        Rydex Sector Rotation*.....................      5        ---            5          ---         ---          ---

         *For the period from May 1, 2003 (inception date) to December 31, 2003. **For the period from July 7, 2003 (inception date) to December 31,
          2003.

4.      UNIT VALUES

        A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the two years in the period ended December 31, 2003, were as follows:

        SUBACCOUNT                        2003          2002                SUBACCOUNT                        2003          2002
        -------------------------------------------------------             -------------------------------------------------------
        ALPHA OPPORTUNITY*****                                              LARGE CAP VALUE
        Units.......................       169           ---                Units.......................    25,741        27,124
        Unit value..................  $  11.55      $    ---                Unit value..................  $   9.27      $   7.51
        Net assets (000s)...........  $    2.0      $    ---                Net assets (000s)...........  $  238.3      $  203.9
        Ratio of expenses to net                                            Ratio of expenses to net
        assets*.....................     1.35%          ---%                assets*.....................     1.35%         1.35%
        Investment income ratio**...      ---%          ---%                Investment income ratio**...     0.80%         1.70%
        Total return***.............     1.49%          ---%                Total return***.............    23.44%      (21.03)%
        -------------------------------------------------------             -------------------------------------------------------
        EQUITY                                                              MONEY MARKET
        Units.......................   118,225        32,942                Units.......................   241,737         5,425
        Unit value..................  $   8.65      $   7.42                Unit value..................  $   9.38      $   9.74
        Net assets (000s)...........  $1,022.0      $  244.6                Net assets (000s)...........  $2,267.0      $   52.9
        Ratio of expenses to net                                            Ratio of expenses to net
        assets*.....................     1.35%         1.35%                assets*.....................     1.35%         1.35%
        Investment income ratio**...     0.88%         1.05%                Investment income ratio**...     0.70%         5.44%
        Total return***.............    16.58%      (17.28)%                Total return***.............   (3.70)%       (1.81)%
        -------------------------------------------------------             -------------------------------------------------------
        GLOBAL                                                              SMALL CAP VALUE
        Units.......................   149,380        16,179                Units.......................     8,353         1,479
        Unit value..................  $  10.18      $   7.41                Unit value..................  $  11.93      $   8.26
        Net assets (000s)...........  $1,520.9      $  119.9                Net assets (000s)...........  $   99.6      $   12.2
        Ratio of expenses to net                                            Ratio of expenses to net
        assets*.....................     1.35%         1.35%                assets*.....................     1.35%         1.35%
        Investment income ratio**...     0.32%         0.28%                Investment income ratio**...      ---%          ---%
        Total return***.............    37.38%      (22.49)%                Total return***.............    44.43%      (18.78)%
        -------------------------------------------------------             -------------------------------------------------------
        DIVERSIFIED INCOME                                                  MID CAP VALUE
        Units.......................   282,307        48,362                Units.......................    75,461        14,448
        Unit value..................  $  10.41      $  10.53                Unit value..................  $  11.37      $   7.70
        Net assets (000s)...........  $2,937.1      $  509.6                Net assets (000s)...........  $  857.7      $  111.2
        Ratio of expenses to net                                            Ratio of expenses to net
        assets*.....................     1.35%         1.35%                assets*.....................     1.35%         1.35%
        Investment income ratio**...    11.78%          ---%                Investment income ratio**...     0.38%         1.06%
        Total return***.............   (1.14)%         3.74%                Total return***.............    47.66%      (20.29)%
        -------------------------------------------------------             -------------------------------------------------------
        LARGE CAP GROWTH                                                    MAIN STREET GROWTH
        Units.......................   107,263        28,836                AND INCOME
        Unit value..................  $   8.74      $   7.36                Units.......................    90,456        15,028
        Net assets (000s)...........  $  937.1      $  212.3                Unit value..................  $   9.37      $   7.75
        Ratio of expenses to net                                            Net assets (000s)...........  $  847.5      $  116.5
        assets*.....................     1.35%         1.35%                Ratio of expenses to net
        Investment income ratio**...      ---%          ---%                assets*.....................     1.35%         1.35%
        Total return***.............    18.75%      (15.69)%                Investment income ratio**...     0.60%         0.85%
        -------------------------------------------------------             Total return***.............    20.90%      (17.82)%
        ENHANCED INDEX                                                      -------------------------------------------------------
        Units.......................    10,228           ---                SMALL CAP GROWTH
        Unit value..................  $   9.15      $    ---                Units.......................    10,489         4,650
        Net assets (000s)...........  $   93.6      $    ---                Unit value..................  $  11.13      $   7.43
        Ratio of expenses to net                                            Net assets (000s)...........  $  116.7      $   34.6
        assets*.....................     1.35%          ---%                Ratio of expenses to net
        Investment income ratio**...     1.36%          ---%                assets*.....................     1.35%         1.35%
        Total return***.............    13.95%          ---%                Investment income ratio**...      ---%          ---%
        -------------------------------------------------------             Total return***.............    49.80%      (18.35)%
        MID CAP GROWTH                                                      -------------------------------------------------------
        Units.......................   105,877        16,426                SELECT 25
        Unit value..................  $  10.18      $   6.80                Units.......................     5,028           ---
        Net assets (000s)...........  $1,078.0      $  111.8                Unit value..................  $   8.11      $    ---
        Ratio of expenses to net                                            Net assets (000s)...........  $   40.8      $    ---
        assets*.....................     1.35%         1.35%                Ratio of expenses to net
        Investment income ratio**...      ---%          ---%                assets*.....................     1.35%          ---%
        Total return***.............    49.71%      (24.44)%                Investment income ratio**...      ---%          ---%
        -------------------------------------------------------             Total return***.............     2.40%          ---%
        MANAGED ASSET ALLOCATION                                            -------------------------------------------------------
        Units.......................    21,211           ---                AIM BASIC VALUE****
        Unit value..................  $  10.30      $    ---                Units.......................    37,206           ---
        Net assets (000s)...........  $  218.6      $    ---                Unit value..................  $  12.72      $    ---
        Ratio of expenses to net                                            Net assets (000s)...........  $  473.3      $    ---
        assets*.....................     1.35%          ---%                Ratio of expenses to net
        Investment income ratio**...     3.36%          ---%                assets*.....................     1.35%          ---%
        Total return***.............     4.67%          ---%                Investment income ratio**...      ---%          ---%
        -------------------------------------------------------             Total return***.............     7.34%          ---%
        EQUITY INCOME                                                       -------------------------------------------------------
        Units.......................    11,423           ---                AIM MID CAP CORE EQUITY****
        Unit value..................  $   9.67      $    ---                Units.......................       888           ---
        Net assets (000s)...........  $  110.5      $    ---                Unit value..................  $  12.21      $    ---
        Ratio of expenses to net                                            Net assets (000s)...........     $10.8      $    ---
        assets*.....................     1.35%          ---%                Ratio of expenses to net
        Investment income ratio**...     2.09%          ---%                assets*.....................     1.35%          ---%
        Total return***.............     6.85%          ---%                Investment income ratio**...      ---%          ---%
        -------------------------------------------------------             Total return***.............     1.92%          ---%
        HIGH YIELD                                                          -------------------------------------------------------
        Units.......................   147,317        28,924                AMERICAN CENTURY ULTRA****
        Unit value..................  $  10.95      $   9.40                Units.......................   143,494           ---
        Net assets (000s)...........  $1,612.9      $  271.9                Unit value..................  $  11.52      $    ---
        Ratio of expenses to net                                            Net assets (000s)...........  $1,653.5      $    ---
        assets*.....................     1.35%         1.35%                Ratio of expenses to net
        Investment income ratio**...     8.89%        10.44%                assets*.....................     1.35%          ---%
        Total return***.............    16.49%       (5.62)%                Investment income ratio**...      ---%          ---%
        -------------------------------------------------------             Total return***.............     8.58%          ---%
        AMERICAN CENTURY VALUE****                                          -------------------------------------------------------
        Units.......................   132,193           ---                PIMCO ALL ASSET****
        Unit value..................  $  12.23      $    ---                Units.......................     2,219           ---
        Net assets (000s)...........  $1,616.2      $    ---                Unit value..................  $  10.76      $    ---
        Ratio of expenses to net                                            Net assets (000s)...........  $   23.9      $    ---
        assets*.....................     1.35%          ---%                Ratio of expenses to net
        Investment income ratio**...      ---%          ---%                assets*.....................     1.35%          ---%
        Total return***.............    14.51%          ---%                Investment income ratio**...     4.06%          ---%
        -------------------------------------------------------             Total return***.............     2.77%          ---%
        INVESCO REAL ESTATE                                                 -------------------------------------------------------
        OPPORTUNITY****                                                     PIMCO REAL RETURN****(1)
        Units.......................    22,672           ---                Units.......................     6,732           ---
        Unit value..................  $  12.75      $    ---                Unit value..................  $  10.36      $    ---
        Net assets (000s)...........  $  289.1      $    ---                Net assets (000s)...........  $   69.7      $    ---
        Ratio of expenses to net                                            Ratio of expenses to net
        assets*.....................     1.35%          ---%                assets*.....................     1.35%          ---%
        Investment income ratio**...     1.95%          ---%                Investment income ratio**...     0.16%          ---%
        Total return***.............     8.05%          ---%                Total return***.............     2.17%          ---%
        -------------------------------------------------------             -------------------------------------------------------
        INVESCO HEALTH SCIENCES****                                         PIMCO LOW DURATION****
        Units.......................     6,795           ---                Units.......................   151,464           ---
        Unit value..................  $  11.59      $    ---                Unit value..................  $   9.79      $    ---
        Net assets (000s)...........  $   78.8      $    ---                Net assets (000s)...........  $1,483.3      $    ---
        Ratio of expenses to net                                            Ratio of expenses to net
        assets*.....................     1.35%          ---%                assets*.....................     1.35%          ---%
        Investment income ratio**...      ---%          ---%                Investment income ratio**...     0.37%          ---%
        Total return***.............     5.75%          ---%                Total return***.............   (2.30)%          ---%
        -------------------------------------------------------             -------------------------------------------------------
        OPPENHEIMER MAIN                                                    RYDEX SECTOR ROTATION****
        STREET SMALL CAP****                                                Units.......................     5,095           ---
        Units.......................    27,124           ---                Unit value..................  $  12.19      $    ---
        Unit value..................  $  13.53      $    ---                Net assets (000s)...........  $   62.1      $    ---
        Net assets (000s)...........  $  367.0      $    ---                Ratio of expenses to net
        Ratio of expenses to net                                            assets*.....................     1.35%          ---%
        assets*.....................     1.35%          ---%                Investment income ratio**...      ---%          ---%
        Investment income ratio**...      ---%          ---%                Total return***.............     0.49%          ---%
        Total return***.............     5.05%          ---%                -------------------------------------------------------
        -------------------------------------------------------

           * These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

          ** These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

         *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

        **** This is activity for the period from May 1, 2003 (inception date) to December 31, 2003.

       ***** This is activity for the period from July 7, 2003 (inception date) to December 31, 2003.

         (1) Net investment income is less than $100 so amount is not reported in the Statement of Operations, but is used in the calculation of investment income ratio.

    Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                              Financial Statements

                          Year Ended December 31, 2003




                                    CONTENTS
                                                                            PAGE

Report of Independent Auditors...........................................      2

Audited Financial Statements

   Statements of Assets and Liabilities..................................      3

   Statements of Operations..............................................      7

   Statements of Changes in Net Assets...................................     13

   Notes to Financial Statements.........................................     24

                         Report of Independent Auditors


The Contract Owners
Security Benefit Advisor Variable Annuity and
The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of assets and liabilities of certain of the respective subaccounts of Variable Annuity Account XIV, a separate account of Security Benefit Life Insurance Company comprised of the AIM Basic Value, AIM Mid Cap Core Equity, AIM Small Cap Growth, AIM Blue Chip, American Century Heritage, American Century Select, American Century Equity Income, American Century International Growth, American Century Ultra, Dreyfus Appreciation, Dreyfus Premier Strategic Value, Dreyfus Mid Cap Value, Dreyfus General Money Market, Fidelity Advisor Value Strategies, Fidelity Advisor Dividend Growth, Fidelity Advisor Mid Cap, Fidelity Advisor International Capital Appreciation, Fidelity Advisor Real Estate, INVESCO Dynamics, INVESCO Technology, Northern Institutional Balanced, Northern Large Cap Value, Northern Select Equity, PIMCO Real Return, PIMCO Total Return, RS Partners, Rydex Sector Rotation, Security Alpha Opportunity, Security Diversified Income, Security Global, Security Equity, Security High Yield, Security Large Cap Value, Security Large Cap Growth, Security Capital Preservation, Security Mid Cap Growth, Security Mid Cap Value, Security Small Cap Growth, Security Social Awareness, Strong Growth and Income, Strong Growth 20, Strong Advisor Small Cap Value, Strong Opportunity, Van Kampen Equity and Income, Van Kampen Comstock, and Van Kampen Aggressive Growth Subaccounts, which are available for investment by contract owners of the Security Benefit Advisor Variable Annuity, as of December 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2003, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Variable Annuity Account XIV that are available for investment by contract owners of the Security Benefit Advisor Variable Annuity at December 31, 2003, and the results of their operations and the changes in their net assets for the periods described above in conformity with accounting principles generally accepted in the United States.

                                              /s/ ERNST & YOUNG LLP
Kansas City, Missouri
January 30, 2004

    Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                      Statements of Assets and Liabilities
                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2003


                                                                AIM MID CAP            AIM SMALL
                                         AIM BASIC VALUE        CORE EQUITY            CAP GROWTH        AIM BLUE CHIP
                                           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT          SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...           $64.9                $582.3                 $67.9                 $79.0
                                     -----------------------------------------------------------------------------------------
Total assets.......................            64.9                 582.3                  67.9                  79.0
                                     -----------------------------------------------------------------------------------------
Net assets.........................           $64.9                $582.3                 $67.9                 $79.0
                                     =========================================================================================

Units outstanding..................           7,340                59,018                 7,945                11,028

Unit value.........................           $8.83                $ 9.87                 $8.55                 $7.16

Mutual funds, at cost..............           $53.0                $485.8                 $58.7                 $72.3
Mutual fund shares.................           2,218                21,630                 2,643                 7,051



                                                                                                         AMERICAN CENTURY
                                            AMERICAN              AMERICAN          AMERICAN CENTURY       INTERNATIONAL
                                        CENTURY HERITAGE       CENTURY SELECT        EQUITY INCOME             GROWTH
                                           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...           $22.9                $559.3                $157.6                 $79.0
                                     -----------------------------------------------------------------------------------------
Total assets.......................            22.9                 559.3                 157.6                  79.0
                                     -----------------------------------------------------------------------------------------
Net assets.........................           $22.9                $559.3                $157.6                 $79.0
                                     =========================================================================================

Units outstanding..................           2,900                73,396                13,942                10,435

Unit value.........................           $7.90                $ 7.62                $11.31                 $7.57

Mutual funds, at cost..............           $19.8                $470.7                $137.3                 $65.4
Mutual fund shares.................           2,090                15,871                20,263                 9,962



                                            AMERICAN              DREYFUS            DREYFUS PREMIER          DREYFUS MID
                                         CENTURY ULTRA         APPRECIATION          STRATEGIC VALUE           CAP VALUE
                                           SUBACCOUNT           SUBACCOUNT            SUBACCOUNT              SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...          $  3.1                $701.8                 $34.8                  $30.7
                                     -----------------------------------------------------------------------------------------
Total assets.......................             3.1                 701.8                  34.8                   30.7
                                     -----------------------------------------------------------------------------------------
Net assets.........................          $  3.1                $701.8                 $34.8                  $30.7
                                     =========================================================================================

Units outstanding..................             283                84,198                 3,656                  3,357

Unit value.........................          $11.01                $ 8.34                 $9.52                  $9.17

Mutual funds, at cost..............          $  3.1                $619.1                 $29.5                  $22.4
Mutual fund shares.................             118                18,898                 1,430                  1,115

    Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                Statements of Assets and Liabilities (continued)
                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2003


                                        DREYFUS GENERAL      FIDELITY ADVISOR       FIDELITY ADVISOR      FIDELITY ADVISOR
                                         MONEY MARKET        VALUE STRATEGIES       DIVIDEND GROWTH           MID CAP
                                          SUBACCOUNT            SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...          $134.3                $119.3                 $84.1                 $71.6
                                     -----------------------------------------------------------------------------------------
Total assets.......................           134.3                 119.3                  84.1                  71.6
                                     -----------------------------------------------------------------------------------------
Net assets.........................          $134.3                $119.3                 $84.1                 $71.6
                                     =========================================================================================

Units outstanding..................          14,420                11,170                 9,987                 7,252

Unit value.........................          $ 9.31                $10.68                 $8.42                 $9.87

Mutual funds, at cost..............          $134.3                $102.6                 $72.7                 $53.5
Mutual fund shares.................         134,320                 3,771                 7,489                 3,196



                                            FIDELITY ADVISOR
                                          INTERNATIONAL CAPITAL
                                              APPRECIATION              FIDELITY ADVISOR REAL        INVESCO DYNAMICS
                                               SUBACCOUNT                 ESTATE SUBACCOUNT             SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...              $650.1                       $  6.6                        $36.3
                                     -----------------------------------------------------------------------------------------
Total assets.......................               650.1                          6.6                         36.3
                                     -----------------------------------------------------------------------------------------
Net assets.........................              $650.1                       $  6.6                        $36.3
                                     =========================================================================================

Units outstanding..................              62,572                          557                        5,424

Unit value.........................              $10.38                       $11.81                        $6.69

Mutual funds, at cost..............              $492.4                       $  6.4                        $30.1
Mutual fund shares.................              42,543                          525                        2,477



                                                                  NORTHERN
                                            INVESCO             INSTITUTIONAL        NORTHERN LARGE           NORTHERN
                                           TECHNOLOGY             BALANCED             CAP VALUE           SELECT EQUITY
                                           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...           $60.1                $  1.1                $  0.4                $  1.9
                                     -----------------------------------------------------------------------------------------
Total assets.......................            60.1                   1.1                   0.4                   1.9
                                     -----------------------------------------------------------------------------------------
Net assets.........................           $60.1                $  1.1                $  0.4                $  1.9
                                     =========================================================================================

Units outstanding..................          12,296                   105                    37                   169

Unit value.........................           $4.89                $10.72                $11.65                $10.95

Mutual funds, at cost..............           $54.6                $  1.1                $  0.4                $  1.8
Mutual fund shares.................           2,468                    94                    35                   103

    Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                Statements of Assets and Liabilities (continued)
                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2003


                                              PIMCO                PIMCO                                        RYDEX
                                           REAL RETURN          TOTAL RETURN          RS PARTNERS          SECTOR ROTATION
                                            SUBACCOUNT           SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value...           $ 9.5                 $ 5.9                $ 13.8                $  1.3
                                     -----------------------------------------------------------------------------------------
Total assets.......................             9.5                   5.9                  13.8                   1.3
                                     -----------------------------------------------------------------------------------------
Net assets.........................           $ 9.5                 $ 5.9                $ 13.8                $  1.3
                                     =========================================================================================

Units outstanding..................             965                   602                 1,087                   115

Unit value.........................           $9.87                 $9.76                $12.74                $11.45

Mutual funds, at cost..............           $ 9.8                 $ 5.9                $ 13.4                $  1.3
Mutual fund shares.................             847                   549                   500                   129



                                          SECURITY ALPHA          SECURITY
                                           OPPORTUNITY       DIVERSIFIED INCOME     SECURITY GLOBAL        SECURITY EQUITY
                                            SUBACCOUNT           SUBACCOUNT           SUBACCOUNT             SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value....         $  0.5                $440.6                $604.4                 $11.5
                                     -----------------------------------------------------------------------------------------
Total assets........................            0.5                 440.6                 604.4                  11.5
                                     -----------------------------------------------------------------------------------------
Net assets..........................         $  0.5                $440.6                $604.4                 $11.5
                                     =========================================================================================

Units outstanding...................             42                41,660                67,706                 1,491

Unit value..........................         $11.57                $10.58                $ 8.93                 $7.69

Mutual funds, at cost...............         $  0.5                $445.3                $446.5                 $10.5
Mutual fund shares..................             43                91,418                44,150                 1,759



                                            SECURITY           SECURITY LARGE        SECURITY LARGE       SECURITY CAPITAL
                                           HIGH YIELD            CAP VALUE             CAP GROWTH           PRESERVATION
                                           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value....         $  6.4                 $19.6                 $20.1                $676.1
                                     -----------------------------------------------------------------------------------------
Total assets........................            6.4                  19.6                  20.1                 676.1
                                     -----------------------------------------------------------------------------------------
Net assets..........................         $  6.4                 $19.6                 $20.1                $676.1
                                     =========================================================================================

Units outstanding...................            615                 2,351                 2,723                66,733

Unit value..........................         $10.46                 $8.34                 $7.37                $10.13

Mutual funds, at cost...............         $  6.3                 $17.4                 $18.6                $676.1
Mutual fund shares..................            528                 3,421                 3,298                67,605

    Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                Statements of Assets and Liabilities (continued)
                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2003


                                          SECURITY MID          SECURITY MID          SECURITY SMALL        SECURITY SOCIAL
                                           CAP GROWTH            CAP VALUE              CAP GROWTH            AWARENESS
                                           SUBACCOUNT            SUBACCOUNT             SUBACCOUNT            SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value....          $77.1                $798.1                 $28.2                 $ 6.1
                                     -----------------------------------------------------------------------------------------
Total assets........................           77.1                 798.1                  28.2                   6.1
                                     -----------------------------------------------------------------------------------------
Net assets..........................          $77.1                $798.1                 $28.2                 $ 6.1
                                     =========================================================================================

Units outstanding...................          8,214                67,622                 3,120                   762

Unit value..........................          $9.39                $11.80                 $9.03                 $7.96

Mutual funds, at cost...............          $66.3                $599.4                 $25.3                 $ 5.7
Mutual fund shares..................          6,571                28,937                 2,176                   313



                                         STRONG GROWTH             STRONG            STRONG ADVISOR             STRONG
                                           AND INCOME             GROWTH 20          SMALL CAP VALUE         OPPORTUNITY
                                           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value....          $39.2                 $16.4                $675.4                 $28.0
                                     -----------------------------------------------------------------------------------------
Total assets........................           39.2                  16.4                 675.4                  28.0
                                     -----------------------------------------------------------------------------------------
Net assets..........................          $39.2                 $16.4                $675.4                 $28.0
                                     =========================================================================================

Units outstanding...................          5,029                 2,683                54,273                 3,347

Unit value..........................          $7.79                 $6.10                $12.45                 $8.39

Mutual funds, at cost...............          $33.9                 $14.8                $494.8                 $22.2
Mutual fund shares..................          2,001                 1,258                24,650                   720



                                               VAN KAMPEN
                                               EQUITY AND                   VAN KAMPEN                   VAN KAMPEN
                                                 INCOME                      COMSTOCK                 AGGRESSIVE GROWTH
                                               SUBACCOUNT                   SUBACCOUNT                   SUBACCOUNT
                                     -----------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value....             $160.2                       $764.5                        $16.6
                                     -----------------------------------------------------------------------------------------
Total assets........................              160.2                        764.5                         16.6
                                     -----------------------------------------------------------------------------------------
Net assets..........................             $160.2                       $764.5                        $16.6
                                     =========================================================================================

Units outstanding...................             16,063                       87,488                        2,550

Unit value..........................             $ 9.98                       $ 8.74                        $6.53

Mutual funds, at cost...............             $145.4                       $644.1                        $14.1
Mutual fund shares..................             20,279                       47,928                        1,350

See accompanying notes.

    Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                            Statements of Operations
                                 (In Thousands)

                          Year Ended December 31, 2003


                                                      AIM            AIM MID CAP        AIM SMALL
                                                  BASIC VALUE        CORE EQUITY        CAP GROWTH         AIM BLUE CHIP
                                                   SUBACCOUNT        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                              --------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions...................        $ ---              $ ---              $ ---               $ ---
   Expenses:
     Mortality and expense risk fee.........         (0.4)              (3.7)              (0.3)               (0.3)
                                              --------------------------------------------------------------------------------
Net investment income (loss)................         (0.4)              (3.7)              (0.3)               (0.3)

Net realized and unrealized
   gain (loss) on investments:
   Capital gains distributions..............          ---                ---                ---                 ---
   Realized gain (loss) on sales of fund
     shares.................................          2.2                3.9                ---                 0.8
   Change in unrealized appreciation/
     depreciation on investments
     during the year........................         12.0               96.5                9.2                 6.8
                                              --------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments...............         14.2              100.4                9.2                 7.6
                                              --------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations.........        $13.8              $96.7              $ 8.9               $ 7.3
                                              ================================================================================



                                                                                                         AMERICAN CENTURY
                                                    AMERICAN           AMERICAN        AMERICAN CENTURY    INTERNATIONAL
                                                CENTURY HERITAGE    CENTURY SELECT      EQUITY INCOME         GROWTH
                                                   SUBACCOUNT         SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                              --------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions...................        $ ---              $ ---               $ 2.9               $ 0.4
   Expenses:
     Mortality and expense risk fee.........         (0.1)              (3.9)               (0.9)               (0.4)
                                              --------------------------------------------------------------------------------
Net investment income (loss)................         (0.1)              (3.9)                2.0                 ---

Net realized and unrealized
   gain (loss) on investments:
   Capital gains distributions..............          ---                ---                 2.2                 ---
   Realized gain (loss) on sales of fund
     shares.................................          0.1                2.7                 1.0                (0.4)
   Change in unrealized appreciation/
     depreciation on investments
     during the year........................          3.1               88.6                20.4                13.6
                                              --------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments...............          3.2               91.3                23.6                13.2
                                              --------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations.........        $ 3.1              $87.4               $25.6               $13.2
                                              ================================================================================

    Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2003


                                                    AMERICAN            DREYFUS        DREYFUS PREMIER       DREYFUS MID
                                                 CENTURY ULTRA       APPRECIATION      STRATEGIC VALUE        CAP VALUE
                                                  SUBACCOUNT*         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                              --------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions...................        $---               $ 7.6              $ ---               $ ---
   Expenses:
     Mortality and expense risk fee.........         ---                (4.3)              (0.1)               (0.2)
                                              --------------------------------------------------------------------------------
Net investment income (loss)................         ---                 3.3               (0.1)               (0.2)

Net realized and unrealized
   gain (loss) on investments:
   Capital gains distributions..............         ---                 ---                ---                 ---
   Realized gain (loss) on sales of fund
     shares.................................         ---                 0.5                0.1                 0.2
   Change in unrealized appreciation/
     depreciation on investments
     during the year........................         ---                82.7                5.3                 8.3
                                              --------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments...............         ---                83.2                5.4                 8.5
                                              --------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations.........        $---               $86.5              $ 5.3               $ 8.3
                                              ================================================================================



                                                DREYFUS GENERAL    FIDELITY ADVISOR    FIDELITY ADVISOR    FIDELITY ADVISOR
                                                  MONEY MARKET     VALUE STRATEGIES    DIVIDEND GROWTH         MID CAP
                                                   SUBACCOUNT         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                              --------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions...................       $ 0.3               $ ---               $ 0.3               $ ---
   Expenses:
     Mortality and expense risk fee.........        (1.2)               (0.4)               (0.5)               (0.4)
                                              --------------------------------------------------------------------------------
Net investment income (loss)................        (0.9)               (0.4)               (0.2)               (0.4)

Net realized and unrealized
   gain (loss) on investments:
   Capital gains distributions..............         ---                 ---                 ---                 ---
   Realized gain (loss) on sales of fund
     shares.................................         ---                 3.3                 2.0                 0.3
   Change in unrealized appreciation/
     depreciation on investments
     during the year........................         ---                16.7                11.4                18.1
                                              --------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments...............         ---                20.0                13.4                18.4
                                              --------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations.........       $(0.9)              $19.6               $13.2               $18.0
                                              ================================================================================

*For the period from July 1, 2003 (inception date) to December 31, 2003.

    Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2003


                                                   FIDELITY ADVISOR
                                                 INTERNATIONAL CAPITAL       FIDELITY ADVISOR             INVESCO
                                                     APPRECIATION              REAL ESTATE                DYNAMICS
                                                      SUBACCOUNT               SUBACCOUNT*               SUBACCOUNT
                                              --------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions...................           $  ---                     $0.1                     $ ---
   Expenses:
     Mortality and expense risk fee.........             (4.0)                     ---                      (0.2)
                                              --------------------------------------------------------------------------------
Net investment income (loss)................             (4.0)                     0.1                      (0.2)

Net realized and unrealized
   gain (loss) on investments:
   Capital gains distributions..............              ---                      ---                       ---
   Realized gain (loss) on sales of fund
     shares.................................              8.0                      ---                       1.4
   Change in unrealized appreciation/
     depreciation on investments
     during the year........................            157.7                      0.2                       6.3
                                              --------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments...............            165.7                      0.2                       7.7
                                              --------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations.........           $161.7                     $0.3                     $ 7.5
                                              ================================================================================



                                                                       NORTHERN
                                                   INVESCO          INSTITUTIONAL        NORTHERN            NORTHERN
                                                  TECHNOLOGY           BALANCED       LARGE CAP VALUE      SELECT EQUITY
                                                  SUBACCOUNT         SUBACCOUNT*        SUBACCOUNT*         SUBACCOUNT*
                                              --------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions...................        $ ---               $---                $---                $---
   Expenses:
     Mortality and expense risk fee.........         (0.3)               ---                 ---                 ---
                                              --------------------------------------------------------------------------------
Net investment income (loss)................         (0.3)               ---                 ---                 ---

Net realized and unrealized
   gain (loss) on investments:
   Capital gains distributions..............          ---                ---                 ---                 ---
   Realized gain (loss) on sales of fund
     shares.................................          5.5                ---                 ---                 0.1
   Change in unrealized appreciation/
     depreciation on investments
     during the year........................          5.5                ---                 ---                 0.1
                                              --------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments...............          7.8                ---                 ---                 0.1
                                              --------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations.........        $ 7.5               $---                $---                $0.1
                                              ================================================================================

*For the period from July 1, 2003 (inception date) to December 31, 2003.

    Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2003


                                                     PIMCO               PIMCO                                  RYDEX
                                                  REAL RETURN        TOTAL RETURN        RS PARTNERS        SECTOR ROTATION
                                                  SUBACCOUNT*         SUBACCOUNT*        SUBACCOUNT*          SUBACCOUNT*
                                              --------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions...................        $ ---               $---                 $---               $---
   Expenses:
     Mortality and expense risk fee.........          ---                ---                  ---                ---
                                              --------------------------------------------------------------------------------
Net investment income (loss)................          ---                ---                  ---                ---

Net realized and unrealized
   gain (loss) on investments:
   Capital gains distributions..............          0.4                ---                  0.7                ---
   Realized gain (loss) on sales of fund
     shares.................................          ---                ---                  ---                ---
   Change in unrealized appreciation/
     depreciation on investments
     during the year........................         (0.3)               ---                  0.4                ---
                                              --------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments...............          0.1                ---                  1.1                ---
                                              --------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations.........        $ 0.1               $---                 $1.1               $---
                                              ================================================================================



                                                                       SECURITY
                                                 SECURITY ALPHA      DIVERSIFIED
                                                  OPPORTUNITY          INCOME          SECURITY GLOBAL    SECURITY EQUITY
                                                 SUBACCOUNT**        SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                              --------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions...................         $---              $10.4               $   ---               $---
   Expenses:
     Mortality and expense risk fee.........          ---               (2.0)                (3.8)                ---
                                              --------------------------------------------------------------------------------
Net investment income (loss)................          ---                8.4                 (3.8)                ---

Net realized and unrealized
   gain (loss) on investments:
   Capital gains distributions..............          ---                ---                  ---                 ---
   Realized gain (loss) on sales of fund
     shares.................................          ---                1.2                  5.3                 0.1
   Change in unrealized appreciation/
     depreciation on investments
     during the year........................          ---               (4.7)               157.9                 1.0
                                              --------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments...............          ---               (3.5)               163.2                 1.1
                                              --------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations.........         $---              $ 4.9               $159.4                $1.1
                                              ================================================================================

  *For the period from July 1, 2003 (inception date) to December 31, 2003. **For the period from July 7, 2003 (inception date) to December 31, 2003.

    Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2003


                                                    SECURITY        SECURITY LARGE      SECURITY LARGE     SECURITY CAPITAL
                                                   HIGH YIELD          CAP VALUE          CAP GROWTH         PRESERVATION
                                                  SUBACCOUNT*         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                              --------------------------------------------------------------------------------
  Net investment income (loss):
   Dividend distributions...................        $ 0.3                $---                $---              $11.1
   Expenses:
     Mortality and expense risk fee.........         (0.1)                ---                 ---               (3.0)
                                                --------------------------------------------------------------------------------
Net investment income (loss)................          0.2                 ---                 ---                8.1

Net realized and unrealized
   gain (loss) on investments:
   Capital gains distributions..............          ---                 ---                 ---                ---
   Realized gain (loss) on sales of fund
     shares.................................          2.2                 0.2                 ---                ---
   Change in unrealized appreciation/
     depreciation on investments
     during the year........................          0.1                 2.2                 1.5                ---
                                              --------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments...............          2.3                 2.4                 1.5                ---
                                              --------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations.........        $ 2.5                $2.4                $1.5              $ 8.1
                                              ================================================================================



                                                  SECURITY MID       SECURITY MID       SECURITY SMALL     SECURITY SOCIAL
                                                   CAP GROWTH         CAP VALUE           CAP GROWTH          AWARENESS
                                                   SUBACCOUNT         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                              --------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions...................        $ ---              $  ---              $ ---                 $---
   Expenses:
     Mortality and expense risk fee.........         (0.6)               (4.5)              (0.2)                 ---
                                              --------------------------------------------------------------------------------
Net investment income (loss)................         (0.6)               (4.5)              (0.2)                 ---

Net realized and unrealized
   gain (loss) on investments:
   Capital gains distributions..............          2.4                 7.4                ---                  ---
   Realized gain (loss) on sales of fund
     shares.................................         14.8                 9.9                9.1                  ---
   Change in unrealized appreciation/
     depreciation on investments
     during the year........................         10.8               198.3                2.9                  0.5
                                              --------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments...............         28.0               215.6               12.0                  0.5
                                              --------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations.........        $27.4              $211.1              $11.8                 $0.5
                                              ================================================================================

*For the period from July 1, 2003 (inception date) to December 31, 2003.

    Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2003


                                                 STRONG GROWTH          STRONG          STRONG ADVISOR          STRONG
                                                   AND INCOME          GROWTH 20       SMALL CAP VALUE       OPPORTUNITY
                                                   SUBACCOUNT         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                                --------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions...................        $ ---                $---              $  ---              $ ---
   Expenses:
     Mortality and expense risk fee.........         (0.2)                ---                (4.2)              (0.2)
                                              --------------------------------------------------------------------------------
Net investment income (loss)................         (0.2)                ---                (4.2)              (0.2)

Net realized and unrealized
   gain (loss) on investments:
   Capital gains distributions..............          ---                 ---                15.8                ---
   Realized gain (loss) on sales of fund
     shares.................................          0.2                 1.0                12.6                0.3
   Change in unrealized appreciation/
     depreciation on investments
     during the year........................          5.3                 1.6               180.6                5.8
                                              --------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments...............          5.5                 2.6               209.0                6.1
                                              --------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations.........        $ 5.3                $2.6              $204.8              $ 5.9
                                              ================================================================================



                                                      VAN KAMPEN
                                                      EQUITY AND                VAN KAMPEN                VAN KAMPEN
                                                        INCOME                   COMSTOCK              AGGRESSIVE GROWTH
                                                      SUBACCOUNT                SUBACCOUNT                SUBACCOUNT
                                              --------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions...................           $ 2.0                     $  7.1                      $---
   Expenses:
     Mortality and expense risk fee.........            (0.8)                      (4.3)                      ---
                                              --------------------------------------------------------------------------------
Net investment income (loss)................             1.2                        2.8                       ---

Net realized and unrealized
   gain (loss) on investments:
   Capital gains distributions..............             ---                        ---                       ---
   Realized gain (loss) on sales of fund
     shares.................................             2.7                        2.3                       0.1
   Change in unrealized appreciation/
     depreciation on investments
     during the year........................            14.8                      120.4                       2.5
                                              --------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments...............            17.5                      122.7                       2.6
                                              --------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations.........           $18.7                     $125.5                      $2.6
                                              ================================================================================

See accompanying notes.

    Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                       Statements of Changes in Net Assets
                                 (In Thousands)

                        Year Ended December 31, 2003 and
       Period From September 3, 2002 (Inception Date) to December 31, 2002


                                                                      AIM BASIC VALUE                    AIM MID CAP CORE
                                                                         SUBACCOUNT                      EQUITY SUBACCOUNT
                                                                2003                    2002                  2003**
                                                       -----------------------------------------------------------------------
  Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................         $ (0.4)                 $ ---                   $ (3.7)
     Capital gains distributions.....................            ---                    ---                      ---
     Realized gain (loss) on sales of fund shares....            2.2                    ---                      3.9
     Change in unrealized appreciation/depreciation
       on investments during the period..............           12.0                   (0.1)                    96.5
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................           13.8                   (0.1)                    96.7

   From contractholder transactions:
     Variable annuity deposits.......................           65.0                    5.7                    481.3
     Contractholder maintenance charges..............           (0.1)                   ---                     (0.5)
     Terminations and withdrawals....................           (1.7)                   ---                    (11.9)
     Transfers between subaccounts, net..............          (17.0)                  (0.7)                    16.7
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................           46.2                    5.0                    485.6
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................           60.0                    4.9                    582.3
Net assets at beginning of period....................            4.9                    ---                      ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................         $ 64.9                  $ 4.9                   $582.3
                                                       =======================================================================



                                                            AIM SMALL CAP                      AIM BLUE CHIP
                                                          GROWTH SUBACCOUNT                     SUBACCOUNT
                                                               2003**                   2003                   2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................         $ (0.3)                 $ (0.3)                $ ---
     Capital gains distributions.....................            ---                     ---                   ---
     Realized gain (loss) on sales of fund shares....            ---                     0.8                   ---
     Change in unrealized appreciation/depreciation
       on investments during the period..............            9.2                     6.8                  (0.1)
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................            8.9                     7.3                  (0.1)

   From contractholder transactions:
     Variable annuity deposits.......................           55.4                    72.7                   1.6
     Contractholder maintenance charges..............           (0.1)                   (0.1)                  ---
     Terminations and withdrawals....................            ---                     ---                   ---
     Transfers between subaccounts, net..............            3.7                    (2.4)                  ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................           59.0                    70.2                   1.6
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................           67.9                    77.5                   1.5
Net assets at beginning of period....................            ---                     1.5                   ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................         $ 67.9                   $79.0                 $ 1.5
                                                       =======================================================================

**These subaccounts were available for investment during 2002; however, there was no activity until 2003.

    Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                        Year Ended December 31, 2003 and
       Period From September 3, 2002 (Inception Date) to December 31, 2002


                                                          AMERICAN CENTURY                   AMERICAN CENTURY
                                                         HERITAGE SUBACCOUNT                 SELECT SUBACCOUNT
                                                               2003**                   2003                   2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................          $(0.1)                  $ (3.9)                $---
     Capital gains distributions.....................            ---                      ---                  ---
     Realized gain (loss) on sales of fund shares....            0.1                      2.7                  ---
     Change in unrealized appreciation/depreciation
       on investments during the period..............            3.1                     88.6                  ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................            3.1                     87.4                  ---

   From contractholder transactions:
     Variable annuity deposits.......................           19.3                    476.5                  1.3
     Contractholder maintenance charges..............            ---                     (0.4)                 ---
     Terminations and withdrawals....................            ---                     (4.6)                 ---
     Transfers between subaccounts, net..............            0.5                     (0.9)                 ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................           19.8                    470.6                  1.3
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................           22.9                    558.0                  1.3
Net assets at beginning of period....................            ---                      1.3                  ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................          $22.9                   $559.3                 $1.3
                                                       =======================================================================



                                                                                                        AMERICAN CENTURY
                                                                   AMERICAN CENTURY EQUITY                 INTERNATIONAL
                                                                      INCOME SUBACCOUNT                 GROWTH SUBACCOUNT
                                                                2003                    2002                  2003**
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................          $  2.0                  $ 0.1                  $ ---
     Capital gains distributions.....................             2.2                    0.1                    ---
     Realized gain (loss) on sales of fund shares....             1.0                    ---                   (0.4)
     Change in unrealized appreciation/depreciation
       on investments during the period..............            20.4                   (0.1)                  13.6
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................            25.6                    0.1                   13.2

   From contractholder transactions:
     Variable annuity deposits.......................           146.1                   11.4                   66.9
     Contractholder maintenance charges..............            (0.5)                   ---                   (0.1)
     Terminations and withdrawals....................             ---                    ---                   (0.2)
     Transfers between subaccounts, net..............           (23.7)                  (1.4)                  (0.8)
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................           121.9                   10.0                   65.8
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................           147.5                   10.1                   79.0
Net assets at beginning of period....................            10.1                    ---                    ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................          $157.6                  $10.1                  $79.0
                                                       =======================================================================

**These subaccounts were available for investment during 2002; however, there was no activity until 2003.

    Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                        Year Ended December 31, 2003 and
       Period From September 3, 2002 (Inception Date) to December 31, 2002


                                                          AMERICAN CENTURY                 DREYFUS APPRECIATION
                                                          ULTRA SUBACCOUNT                      SUBACCOUNT
                                                                2003*                   2003                   2002
                                                         -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................           $---                   $  3.3                  $---
     Capital gains distributions.....................            ---                      ---                   ---
     Realized gain (loss) on sales of fund shares....            ---                      0.5                   ---
     Change in unrealized appreciation/depreciation
       on investments during the period..............            ---                     82.7                   ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................            ---                     86.5                   ---

   From contractholder transactions:
     Variable annuity deposits.......................            3.0                    606.7                   1.3
     Contractholder maintenance charges..............            ---                     (0.5)                  ---
     Terminations and withdrawals....................            ---                     (4.6)                  ---
     Transfers between subaccounts, net..............            0.1                     12.4                   ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................            3.1                    614.0                   1.3
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................            3.1                    700.5                   1.3
Net assets at beginning of period....................            ---                      1.3                   ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................           $3.1                   $701.8                  $1.3
                                                       =======================================================================



                                                           DREYFUS PREMIER
                                                           STRATEGIC VALUE                   DREYFUS MID CAP
                                                             SUBACCOUNT                      VALUE SUBACCOUNT
                                                               2003**                   2003                   2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................          $(0.1)                  $(0.2)                  $---
     Capital gains distributions.....................            ---                     ---                    ---
     Realized gain (loss) on sales of fund shares....            0.1                     0.2                    ---
     Change in unrealized appreciation/depreciation
       on investments during the period..............            5.3                     8.3                    ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................            5.3                     8.3                    ---

   From contractholder transactions:
     Variable annuity deposits.......................           29.5                    20.5                    1.1
     Contractholder maintenance charges..............            ---                     ---                    ---
     Terminations and withdrawals....................            ---                    (0.2)                   ---
     Transfers between subaccounts, net..............            ---                     1.0                    ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................           29.5                    21.3                    1.1
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................           34.8                    29.6                    1.1
Net assets at beginning of period....................            ---                     1.1                    ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................          $34.8                   $30.7                   $1.1
                                                       =======================================================================

 *For the period from July 1, 2003 (inception date) to December 31, 2003. **These subaccounts were available for investment during 2002; however, there was no activity until 2003.

    Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                        Year Ended December 31, 2003 and
       Period From September 3, 2002 (Inception Date) to December 31, 2002


                                                                                                        FIDELITY ADVISOR
                                                                    DREYFUS GENERAL MONEY               VALUE STRATEGIES
                                                                      MARKET SUBACCOUNT                    SUBACCOUNT
                                                                2003                    2002                  2003**
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................          $ (0.9)                  $---                  $ (0.4)
     Capital gains distributions.....................             ---                    ---                     ---
     Realized gain (loss) on sales of fund shares....             ---                    ---                     3.3
     Change in unrealized appreciation/depreciation
       on investments during the period..............             ---                    ---                    16.7
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................            (0.9)                   ---                    19.6

   From contractholder transactions:
     Variable annuity deposits.......................           303.2                    1.2                    60.7
     Contractholder maintenance charges..............            (0.5)                   ---                    (0.2)
     Terminations and withdrawals....................           (92.5)                   ---                    (1.7)
     Transfers between subaccounts, net..............           (76.2)                   ---                    40.9
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................           134.0                    1.2                    99.7
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................           133.1                    1.2                   119.3
Net assets at beginning of period....................             1.2                    ---                     ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................          $134.3                   $1.2                  $119.3
                                                       =======================================================================



                                                       FIDELITY ADVISOR
                                                          DIVIDEND        FIDELITY ADVISOR   FIDELITY ADVISOR INTERNATIONAL
                                                           GROWTH            MID CAP             CAPITAL APPRECIATION
                                                         SUBACCOUNT        SUBACCOUNT                  SUBACCOUNT
                                                            2003**            2003**             2003             2002
                                                     -------------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................       $(0.2)            $(0.4)            $ (4.0)           $---
     Capital gains distributions.....................         ---               ---                ---             ---
     Realized gain (loss) on sales of fund shares....         2.0               0.3                8.0             ---
     Change in unrealized appreciation/depreciation
       on investments during the period..............        11.4              18.1              157.7             ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................        13.2              18.0              161.7             ---

   From contractholder transactions:
     Variable annuity deposits.......................        96.6              55.0              473.8             1.2
     Contractholder maintenance charges..............        (0.1)             (0.1)              (0.4)            ---
     Terminations and withdrawals....................        (0.3)              ---              (12.5)            ---
     Transfers between subaccounts, net..............       (25.3)             (1.3)              26.3             ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................        70.9              53.6              487.2             1.2
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................        84.1              71.6              648.9             1.2
Net assets at beginning of period....................         ---               ---                1.2             ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................       $84.1             $71.6             $650.1            $1.2
                                                       =======================================================================

**These subaccounts were available for investment during 2002; however, there was no activity until 2003.

    Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                        Year Ended December 31, 2003 and
       Period From September 3, 2002 (Inception Date) to December 31, 2002


                                                        FIDELITY ADVISOR REAL                INVESCO DYNAMICS
                                                          ESTATE SUBACCOUNT                     SUBACCOUNT
                                                                2003*                   2003                   2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................           $0.1                   $(0.2)                $ ---
     Capital gains distributions.....................            ---                     ---                   ---
     Realized gain (loss) on sales of fund shares....            ---                     1.4                   ---
     Change in unrealized appreciation/depreciation
       on investments during the period..............            0.2                     6.3                  (0.1)
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................            0.3                     7.5                  (0.1)

   From contractholder transactions:
     Variable annuity deposits.......................            2.6                    35.0                   1.4
     Contractholder maintenance charges..............            ---                     ---                   ---
     Terminations and withdrawals....................            ---                     ---                   ---
     Transfers between subaccounts, net..............            3.7                    (7.5)                  ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................            6.3                    27.5                   1.4
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................            6.6                    35.0                   1.3
Net assets at beginning of period....................            ---                     1.3                   ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................           $6.6                   $36.3                 $ 1.3
                                                       =======================================================================



                                                               INVESCO                                    NORTHERN LARGE
                                                             TECHNOLOGY          NORTHERN INSTITUTIONAL     CAP VALUE
                                                             SUBACCOUNT           BALANCED SUBACCOUNT       SUBACCOUNT
                                                                2003*                  2003**                  2003*
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................           $---                   $(0.3)                  $---
     Capital gains distributions.....................            ---                     ---                    ---
     Realized gain (loss) on sales of fund shares....            ---                     2.3                    ---
     Change in unrealized appreciation/depreciation
       on investments during the period..............            ---                     5.5                    ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................            ---                     7.5                    ---

   From contractholder transactions:
     Variable annuity deposits.......................            1.1                    38.1                    0.4
     Contractholder maintenance charges..............            ---                    (0.1)                   ---
     Terminations and withdrawals....................            ---                    (0.7)                   ---
     Transfers between subaccounts, net..............            ---                    15.3                    ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................            1.1                    52.6                    0.4
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................            1.1                    60.1                    0.4
Net assets at beginning of period....................            ---                     ---                    ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................           $1.1                   $60.1                   $0.4
                                                       =======================================================================

 *For the period from July 1, 2003 (inception date) to December 31, 2003. **These subaccounts were available for investment during 2002; however, there was no activity until 2003.

    Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                        Year Ended December 31, 2003 and
       Period From September 3, 2002 (Inception Date) to December 31, 2002


                                                           NORTHERN SELECT       PIMCO REAL RETURN      PIMCO TOTAL RETURN
                                                          EQUITY SUBACCOUNT          SUBACCOUNT             SUBACCOUNT
                                                                2003*                  2003*                   2003*
                                                         -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................           $---                   $---                    $---
     Capital gains distributions.....................            ---                    0.4                     ---
     Realized gain (loss) on sales of fund shares....            ---                    ---                     ---
     Change in unrealized appreciation/depreciation
       on investments during the period..............            0.1                   (0.3)                    ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................            0.1                    0.1                     ---

   From contractholder transactions:
     Variable annuity deposits.......................            1.8                    3.9                     5.7
     Contractholder maintenance charges..............            ---                    ---                     ---
     Terminations and withdrawals....................            ---                    ---                     ---
     Transfers between subaccounts, net..............            ---                    5.5                     0.2
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................            1.8                    9.4                     5.9
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................            1.9                    9.5                     5.9
Net assets at beginning of period....................            ---                    ---                     ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................           $1.9                   $9.5                    $5.9
                                                       =======================================================================



                                                                                                          SECURITY ALPHA
                                                             RS PARTNERS            RYDEX SECTOR           OPPORTUNITY
                                                             SUBACCOUNT         ROTATION SUBACCOUNT         SUBACCOUNT
                                                                2003*                  2003*                  2003***
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................          $ ---                    $---                   $---
     Capital gains distributions.....................            0.7                     ---                    ---
     Realized gain (loss) on sales of fund shares....            ---                     ---                    ---
     Change in unrealized appreciation/depreciation
       on investments during the period..............            0.4                     ---                    ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................            1.1                     ---                    ---

   From contractholder transactions:
     Variable annuity deposits.......................            9.3                     1.3                    0.5
     Contractholder maintenance charges..............            ---                     ---                    ---
     Terminations and withdrawals....................            ---                     ---                    ---
     Transfers between subaccounts, net..............            3.4                     ---                    ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     contractholder transactions.....................           12.7                     1.3                    0.5
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................           13.8                     1.3                    0.5
Net assets at beginning of period....................            ---                     ---                    ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................          $13.8                    $1.3                   $0.5
                                                       =======================================================================

  *For the period from July 1, 2003 (inception date) to December 31, 2003. ***For the period from July 7, 2003 (inception date) to December 31, 2003.

    Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                        Year Ended December 31, 2003 and
       Period From September 3, 2002 (Inception Date) to December 31, 2002


                                                              SECURITY DIVERSIFIED                  SECURITY GLOBAL
                                                                INCOME SUBACCOUNT                     SUBACCOUNT
                                                             2003              2002              2003             2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................      $  8.4              $---            $ (3.8)            $---
     Capital gains distributions.....................         ---               ---               ---              ---
     Realized gain (loss) on sales of fund shares....         1.2               ---               5.3              ---
     Change in unrealized appreciation/depreciation
       on investments during the period..............        (4.7)              ---             157.9              ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................         4.9               ---             159.4              ---

   From contractholder transactions:
     Variable annuity deposits.......................       422.8               0.9             462.1              1.1
     Contractholder maintenance charges..............        (1.4)              ---              (0.4)             ---
     Terminations and withdrawals....................        (1.2)              ---              (6.5)             ---
     Transfers between subaccounts, net..............        14.6               ---             (11.3)             ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................       434.8               0.9             443.9              1.1
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................       439.7               0.9             603.3              1.1
Net assets at beginning of period....................         0.9               ---               1.1              ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................      $440.6              $0.9            $604.4             $1.1
                                                       =======================================================================



                                                                            SECURITY
                                                       SECURITY EQUITY      HIGH YIELD            SECURITY LARGE CAP
                                                         SUBACCOUNT         SUBACCOUNT             VALUE SUBACCOUNT
                                                            2003**            2003*              2003             2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................       $ ---           $ 0.2              $ ---             $---
     Capital gains distributions.....................         ---             ---                ---              ---
     Realized gain (loss) on sales of fund shares....         0.1             2.2                0.2              ---
     Change in unrealized appreciation/depreciation
       on investments during the period..............         1.0             0.1                2.2              ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................         1.1             2.5                2.4              ---

   From contractholder transactions:
     Variable annuity deposits.......................         9.0             5.0               17.7              0.4
     Contractholder maintenance charges..............         ---             ---                ---              ---
     Terminations and withdrawals....................         ---             ---               (0.8)             ---
     Transfers between subaccounts, net..............         1.4            (1.1)              (0.1)             ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................        10.4             3.9               16.8              0.4
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................        11.5             6.4               19.2              0.4
Net assets at beginning of period....................         ---             ---                0.4              ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................       $11.5           $ 6.4              $19.6             $0.4
                                                       =======================================================================

 *For the period from July 1, 2003 (inception date) to December 31, 2003. **These subaccounts were available for investment during 2002; however, there was no activity until 2003.

    Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                        Year Ended December 31, 2003 and
       Period From September 3, 2002 (Inception Date) to December 31, 2002

                                                           SECURITY LARGE
                                                             CAP GROWTH                      SECURITY CAPITAL
                                                             SUBACCOUNT                   PRESERVATION SUBACCOUNT
                                                               2003**                   2003                   2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................          $ ---                   $  8.1                 $ 0.1
     Capital gains distributions.....................            ---                      ---                   ---
     Realized gain (loss) on sales of fund shares....            ---                      ---                   ---
     Change in unrealized appreciation/depreciation
       on investments during the period..............            1.5                      ---                   ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................            1.5                      8.1                   0.1

   From contractholder transactions:
     Variable annuity deposits.......................           19.6                    662.0                  23.1
     Contractholder maintenance charges..............            ---                     (1.9)                  ---
     Terminations and withdrawals....................            ---                      ---                   ---
     Transfers between subaccounts, net..............           (1.0)                   (12.6)                 (2.7)
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................           18.6                    647.5                  20.4
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................           20.1                    655.6                  20.5
Net assets at beginning of period....................            ---                     20.5                   ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................          $20.1                   $676.1                 $20.5
                                                       =======================================================================



                                                          SECURITY MID CAP                   SECURITY MID CAP
                                                          GROWTH SUBACCOUNT                  VALUE SUBACCOUNT
                                                               2003**                   2003                   2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................         $ (0.6)                  $ (4.5)                $ ---
     Capital gains distributions.....................            2.4                      7.4                   ---
     Realized gain (loss) on sales of fund shares....           14.8                      9.9                   0.1
     Change in unrealized appreciation/depreciation
       on investments during the period..............           10.8                    198.3                   0.4
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................           27.4                    211.1                   0.5

   From contractholder transactions:
     Variable annuity deposits.......................           78.3                    491.4                  12.5
     Contractholder maintenance charges..............           (0.1)                    (0.8)                  ---
     Terminations and withdrawals....................           (0.2)                    (4.5)                  ---
     Transfers between subaccounts, net..............          (28.3)                    89.4                  (1.5)
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................           49.7                    575.5                  11.0
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................           77.1                    786.6                  11.5
Net assets at beginning of period....................            ---                     11.5                   ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................         $ 77.1                   $798.1                 $11.5
                                                       =======================================================================

**These subaccounts were available for investment during 2002; however, there was no activity until 2003.

    Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                        Year Ended December 31, 2003 and
       Period From September 3, 2002 (Inception Date) to December 31, 2002


                                                               SECURITY SMALL CAP                   SECURITY SOCIAL
                                                                GROWTH SUBACCOUNT                AWARENESS SUBACCOUNT
                                                             2003              2002              2003             2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................      $ (0.2)             $---              $---           $ ---
     Capital gains distributions.....................         ---               ---               ---             ---
     Realized gain (loss) on sales of fund shares....         9.1               ---               ---             ---
     Change in unrealized appreciation/depreciation
       on investments during the period..............         2.9               ---               0.5            (0.1)
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................        11.8               ---               0.5            (0.1)

   From contractholder transactions:
     Variable annuity deposits.......................        25.2               1.5               4.7             0.9
     Contractholder maintenance charges..............        (0.1)              ---               ---             ---
     Terminations and withdrawals....................         ---               ---               ---             ---
     Transfers between subaccounts, net..............       (10.2)              ---               0.1             ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................        14.9               1.5               4.8             0.9
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................        26.7               1.5               5.3             0.8
Net assets at beginning of period....................         1.5               ---               0.8             ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................      $ 28.2              $1.5              $6.1           $ 0.8
                                                       =======================================================================


                                                         STRONG GROWTH        STRONG                STRONG ADVISOR
                                                          AND INCOME        GROWTH 20               SMALL CAP VALUE
                                                          SUBACCOUNT        SUBACCOUNT                SUBACCOUNT
                                                            2003**            2003**             2003             2002
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................       $(0.2)            $ ---             $ (4.2)          $---
     Capital gains distributions.....................         ---               ---               15.8            ---
     Realized gain (loss) on sales of fund shares....         0.2               1.0               12.6            ---
     Change in unrealized appreciation/depreciation
       on investments during the period..............         5.3               1.6              180.6            ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................         5.3               2.6              204.8            ---

   From contractholder transactions:
     Variable annuity deposits.......................        36.1              15.7              487.2            1.2
     Contractholder maintenance charges..............         ---               ---               (0.5)           ---
     Terminations and withdrawals....................        (2.0)             (0.1)             (11.5)           ---
     Transfers between subaccounts, net..............        (0.2)             (1.8)              (5.8)           ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................        33.9              13.8              469.4            1.2
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................        39.2              16.4              674.2            1.2
Net assets at beginning of period....................         ---               ---                1.2            ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................       $39.2             $16.4             $675.4           $1.2
                                                       =======================================================================

**These subaccounts were available for investment during 2002; however, there was no activity until 2003.

    Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                        Year Ended December 31, 2003 and
       Period From September 3, 2002 (Inception Date) to December 31, 2002


                                                                                                      VAN KAMPEN
                                                               STRONG OPPORTUNITY                  EQUITY AND INCOME
                                                                   SUBACCOUNT                         SUBACCOUNT
                                                             2003              2002              2003             2002
                                                         -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................       $(0.2)             $---            $  1.2           $ ---
     Capital gains distributions.....................         ---               ---               ---             ---
     Realized gain (loss) on sales of fund shares....         0.3               ---               2.7             ---
     Change in unrealized appreciation/depreciation
       on investments during the period..............         5.8               ---              14.8             ---
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................         5.9               ---              18.7             ---

   From contractholder transactions:
     Variable annuity deposits.......................        22.4               1.5             219.0             6.1
     Contractholder maintenance charges..............         ---               ---              (0.3)            ---
     Terminations and withdrawals....................        (1.7)              ---              (0.4)            ---
     Transfers between subaccounts, net..............        (0.1)              ---             (82.2)           (0.7)
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................        20.6               1.5             136.1             5.4
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................        26.5               1.5             154.8             5.4
Net assets at beginning of period....................         1.5               ---               5.4             ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................       $28.0              $1.5            $160.2           $ 5.4
                                                       =======================================================================


                                                                                                            VAN KAMPEN
                                                                         VAN KAMPEN                     AGGRESSIVE GROWTH
                                                                    COMSTOCK SUBACCOUNT                    SUBACCOUNT
                                                                2003                    2002                  2003**
                                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)....................          $  2.8                   $---                   $ ---
     Capital gains distributions.....................             ---                    ---                     ---
     Realized gain (loss) on sales of fund shares....             2.3                    ---                     0.1
     Change in unrealized appreciation/depreciation
       on investments during the period..............           120.4                    ---                     2.5
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations......................................           125.5                    ---                     2.6

   From contractholder transactions:
     Variable annuity deposits.......................           621.1                    1.2                    11.6
     Contractholder maintenance charges..............            (0.7)                   ---                     ---
     Terminations and withdrawals....................           (12.4)                   ---                     ---
     Transfers between subaccounts, net..............            29.8                    ---                     2.4
                                                       -----------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions................           637.8                    1.2                    14.0
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets................           763.3                    1.2                    16.6
Net assets at beginning of period....................             1.2                    ---                     ---
                                                       -----------------------------------------------------------------------
Net assets at end of period..........................          $764.5                   $1.2                   $16.6
                                                       =======================================================================

**These subaccounts were available for investment during 2002; however, there was no activity until 2003. See accompanying notes.

    Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                          Notes to Financial Statements

                                December 31, 2003


1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

        ORGANIZATION -- Security Benefit Advisor Variable Annuity of Security Benefit Life Insurance Company (APVASBL) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). Purchase payments for APVASBL are allocated to one or more of the subaccounts that comprise Variable Annuity Account XIV (the Account), a separate account of SBL. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Deposits received by the Account for APVASBL are invested in AIM Growth Series, AIM Equity Series, American Century Investments, Inc., Dreyfus Appreciation Fund, Inc., Dreyfus Growth and Value Funds, Inc., Fidelity Advisor Series I, INVESCO Stock Funds, Inc., INVESCO Sector Funds, Inc., Northern Trust Investments, Inc., Pacific Investment Management Company, Inc., RS Investments Management, Rydex Global Advisors, Inc., Security Income Fund, Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security High Yield, Strong Conservative Equity Funds, Inc., Strong Equity Funds, Inc., Van Kampen Equity and Income Fund, Van Kampen Comstock Fund, and Van Kampen Aggressive Growth Fund. As directed by the owners, amounts may be invested in a designated mutual fund as follows:

        SUBACCOUNT                                     MUTUAL FUND
        ----------------------------------------------------------------------------------------------------------------------
                                                       AIM Growth Series:
        AIM Basic Value...............................    AIM Basic Value Fund (Class A)
        AIM Mid Cap Core Equity*......................    AIM Mid Cap Core Equity Fund (Class A)
        AIM Small Cap Growth*.........................    AIM Small Cap Growth Fund (Class A)

                                                       AIM Equity Series:
        AIM Blue Chip.................................    AIM Blue Chip Fund (Class A)

                                                       American Century Investments, Inc.:
        American Century Heritage*....................    American Century Heritage Fund (Advisor Class)
        American Century Select.......................    American Century Select Fund (Advisor Class)
        American Century Equity Income................    American Century Equity Income Fund (Advisor Class)
        American Century International Growth*........    American Century International Growth Fund (Advisor Class)
        American Century Ultra........................    American Century Ultra Fund (Advisor Class)

        Dreyfus Appreciation.......................... Dreyfus Appreciation Fund, Inc. (Class A)

                                                       Dreyfus Growth and Value Funds, Inc.:
        Dreyfus Premier Strategic Value*..............    Dreyfus Premier Strategic Value Fund (Class A)
        Dreyfus Mid Cap Value.........................    Dreyfus Midcap Value Fund (Class A)
        Dreyfus General Money Market..................    Dreyfus General Money Market Fund (Class A)

                                                       Fidelity Advisor Series I:
        Fidelity Advisor Value Strategies.............    Fidelity Advisor Value Strategies Fund (Class T)
        Fidelity Advisor Dividend Growth*.............    Fidelity Advisor Dividend Growth Fund (Class T)
        Fidelity Advisor Mid Cap*.....................    Fidelity Advisor Mid Cap Fund (Class T)
        Fidelity Advisor International
           Capital Appreciation.......................    Fidelity Advisor International Capital Appreciation Fund (Class T)
        Fidelity Advisor Real Estate..................    Fidelity Advisor Real Estate Fund (Class T)

                                                       INVESCO Stock Funds, Inc.:
        INVESCO Dynamics..............................    INVESCO Dynamics Fund (Class K)

                                                       INVESCO Sector Funds, Inc.:
        INVESCO Technology*...........................    INVESCO Technology Fund (Class K)

                                                       Northern Trust Investments, Inc.:

        Northern Institutional Balanced...............    Northern Institutional Balanced Fund (Class A)
        Northern Large Cap Value......................    Northern Large Cap Value Fund
        Northern Select Equity........................    Northern Select Equity Fund

                                                       Pacific Investment Management Company, Inc.:
        PIMCO Real Return.............................    PIMCO Real Return Fund (Class R)
        PIMCO Total Return............................    PIMCO Total Return Fund (Class R)

                                                       RS Investments Management:
        RS Partners...................................    RS Partners Fund

                                                       Rydex Global Advisors, Inc., Funds:
        Rydex Sector Rotation.........................    Rydex Sector Rotation Fund (Class H)

                                                       Security Income Fund:
        Security Capital Preservation.................    Security Capital Preservation Fund (Class A)
        Security Diversified Income...................    Security Diversified Income Fund (Class A)

                                                       Security Equity Fund:
        Security Alpha Opportunity....................    Security Alpha Opportunity (Class A)
        Security Global...............................    Security Global Series (Class A)
        Security Equity*..............................    Security Equity Series (Class A)
        Security Large Cap Growth*....................    Security Large Cap Growth Series (Class A)
        Security Mid Cap Value........................    Security Mid Cap Value Series (Class A)
        Security Small Cap Growth.....................    Security Small Cap Growth Series (Class A)
        Security Social Awareness.....................    Security Social Awareness Series (Class A)

        Security Large Cap Value...................... Security Large Cap Value Fund (Class A)

        Security Mid Cap Growth*...................... Security Mid Cap Growth Fund (Class A)

        Security High Yield........................... Security High Yield (Class A)

                                                       Strong Conservative Equity Funds, Inc.:
        Strong Growth and Income*.....................    Strong Growth and Income Fund (Advisor Class)

                                                       Strong Equity Funds, Inc.:
        Strong Growth 20*.............................    Strong Growth 20 Fund (Advisor Class)
        Strong Advisor Small Cap Value................    Strong Advisor Small Cap Value Fund (Advisor Class)
        Strong Opportunity............................    Strong Opportunity Fund (Advisor Class)

        Van Kampen Equity and Income.................. Van Kampen Equity and Income Fund (Class A)

        Van Kampen Comstock........................... Van Kampen Comstock Fund (Class A)

        Van Kampen Aggressive Growth*................. Van Kampen Aggressive Growth Fund (Class A)

        *These subaccounts were available for investment during 2002; however, there was no activity until 2003.

        The financial information set forth herein includes only the amounts in the Account supporting APVASBL. APVASBL was first offered on September 3, 2002.

        Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

        AIM Growth Series serves as investment advisor of AIM Basic Value Fund, AIM Mid Cap Core Equity Fund, AIM Small Cap Growth Fund, and AIM Blue Chip Fund. American Century Investment Management, Inc. serves as investment advisor of American Century Heritage Fund, American Century Select Fund, American Century Equity Income Fund, American Century International Growth Fund and American Century Ultra Fund. The Dreyfus Corporation serves as investment advisor of Dreyfus Appreciation Fund, Inc., Dreyfus Premier Strategic Value Fund, Dreyfus Mid Cap Value Fund, and Dreyfus General Money Market Fund. Fidelity Management & Research Company serves as investment advisor of Fidelity Advisor Value Strategies Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor International Capital Appreciation Fund and Fidelity Advisor Real Estate Fund. INVESCO Funds Group, Inc. serves as investment advisor of INVESCO Dynamics Fund and INVESCO Technology Fund. Northern Trust Investments, Inc. serves as investment advisor for Northern Institutional Balanced, Northern Large Cap Value, and Northern Select Equity. Pacific Investment Management Company serves as investment advisor for PIMCO Real Return Fund and PIMCO Total Return Fund. RS Investment Management serves as investment advisor for RS Partners Fund. Rydex Global Advisors serves as investment advisor for Rydex Sector Rotation Fund. Deutsche Asset Management, Inc. serves as investment advisor of Security Capital Preservation Fund. Security Management Company, LLC (SMC) serves as investment advisor of Security Diversified Income Fund, Security Global Series, Security Equity Series, Security High Yield Fund, Security Alpha Opportunity Fund, Security Large Cap Growth Series, Security Mid Cap Value Series, Security Small Cap Growth Series, Security Social Awareness Series, Security Large Cap Value Fund, and Security Mid Cap Growth Fund. SMC had engaged OppenheimerFunds, Inc. to provide subadvisory services to Security Small Cap Growth Series, and The Dreyfus Corporation to provide subadvisory services to Security Large Cap Value Fund. Strong Capital Management, Inc. serves as investment advisor of Strong Growth and Income Fund, Strong Growth 20 Fund, Strong Advisor Small Cap Value Fund, and Strong Opportunity Fund. Van Kampen Asset Management, Inc. serves as investment advisor of Van Kampen Equity and Income Fund, Van Kampen Comstock Fund, and Van Kampen Aggressive Growth Fund.

        INVESTMENT VALUATION -- Investments in mutual fund shares are carried in the statements of assets and liabilities at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of investments sold.

        The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2003, were as follows:

                                                                   COST OF           PROCEEDS
SUBACCOUNT                                                        PURCHASES         FROM SALES
--------------------------------------------------------------------------------------------------
                                                                        (In Thousands)
AIM Basic Value.............................................        $ 72.0           $ 26.2
AIM Mid Cap Core Equity.....................................         515.9             34.0
AIM Small Cap Growth........................................          65.0              6.3
AIM Blue Chip...............................................          80.7             10.8
American Century Heritage...................................          20.9              1.2
American Century Select.....................................         493.2             26.5
American Century Equity Income..............................         162.1             36.0
American Century International Growth.......................          71.4              5.6
American Century Ultra*.....................................           3.1              ---
Dreyfus Appreciation........................................         654.8             37.5
Dreyfus Premier Strategic Value.............................          30.3              0.9
Dreyfus Mid Cap Value.......................................          21.9              0.8
Dreyfus General Money Market................................         408.0            274.9
Fidelity Advisor Value Strategies...........................         134.1             34.8
Fidelity Advisor Dividend Growth............................         101.5             30.8
Fidelity Advisor Mid Cap....................................          55.2              2.0
Fidelity Advisor International Capital Appreciation.........         526.2             43.0
Fidelity Advisor Real Estate*...............................           6.5              0.1
INVESCO Dynamics............................................          35.3              8.0
INVESCO Technology..........................................         136.2             83.9
Northern Institutional Balanced*............................           1.1              ---
Northern Large Cap Value*...................................           0.5              0.1
Northern Select Equity*.....................................           1.8              ---
PIMCO Real Return*..........................................           9.8              ---
PIMCO Total Return*.........................................           5.9              ---
RS Partners*................................................          13.4              ---
Rydex Sector Rotation*......................................           1.3              ---
Security Alpha Opportunity**................................        $  0.5           $  ---
Security Diversified Income.................................         549.2            106.0
Security Global.............................................         486.9             46.8
Security Equity.............................................          12.1              1.7
Security High Yield*........................................         176.6            172.5
Security Large Cap Value....................................          37.4             20.6
Security Large Cap Growth...................................          19.6              1.0
Security Capital Preservation...............................         792.5            136.9
Security Mid Cap Growth.....................................         162.2            110.7
Security Mid Cap Value......................................         652.8             74.4
Security Small Cap Growth...................................          76.6             61.9
Security Social Awareness...................................           4.8              ---
Strong Growth and Income....................................          35.9              2.2
Strong Growth 20............................................          38.5             24.7
Strong Advisor Small Cap Value..............................         558.9             77.9
Strong Opportunity..........................................          22.3              1.9
Van Kampen Equity and Income................................         232.3             95.0
Van Kampen Comstock.........................................         685.0             44.4
Van Kampen Aggressive Growth................................          14.6              0.6

        *For the period from July 1, 2003 (inception date) to December 31, 2003. **For the period from July 7, 2003 (inception date) to December 31, 2003.

        ANNUITY RESERVES -- As of December 31, 2003, annuity reserves have not been established because there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

        REINVESTMENT OF DIVIDENDS -- Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

        FEDERAL INCOME TAXES -- The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

        USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.      VARIABLE ANNUITY CONTRACT CHARGES

        SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net assets value. Additionally, SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force. The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.75% of the average daily net asset value. Additionally, SBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1% of the contract value.

        When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

3.      SUMMARY OF UNIT TRANSACTIONS

        The changes in units outstanding for the years ended December 31, 2003 and period from September 3, 2002 (inception date) to December 31, 2002, were as follows:

                                                                   2003                                  2002
                                                     ------------------------------------ -------------------------------------
                                                                               NET                                     NET
                                                       UNITS      UNITS      INCREASE         UNITS     UNITS       INCREASE
             SUBACCOUNT                                ISSUED    REDEEMED   (DECREASE)       ISSUED    REDEEMED    (DECREASE)
        -----------------------------------------------------------------------------------------------------------------------
                                                                                  (In Thousands)
        AIM Basic Value.............................     10         (4)           6            810       (99)          711
        AIM Mid Cap Core Equity.....................     65         (6)          59            ---       ---           ---
        AIM Small Cap Growth........................     10         (2)           8            ---       ---           ---
        AIM Blue Chip...............................     13         (2)          11            247       ---           247
        American Century Heritage...................      3        ---            3            ---       ---           ---
        American Century Select.....................     79         (6)          73            209       ---           209
        American Century Equity Income..............     17         (4)          13          1,209      (146)        1,063
        American Century International Growth.......     11         (1)          10            ---       ---           ---
        Dreyfus Appreciation........................     93         (9)          84            185       ---           185
        Dreyfus Premier Strategic Value.............      4        ---            4            ---       ---           ---
        Dreyfus Mid Cap Value.......................      3        ---            3            190       ---           190
        Dreyfus General Money Market................     43        (29)          14            119       ---           119
        Fidelity Advisor Value Strategies...........     18         (7)          11            ---       ---           ---
        Fidelity Advisor Dividend Growth............     14         (4)          10            ---       ---           ---
        Fidelity Advisor Mid Cap....................      8         (1)           7            ---       ---           ---
        Fidelity Advisor International
           Capital Appreciation.....................     69         (6)          63            151       ---           151
        Fidelity Advisor Real Estate*...............      1        ---            1            ---       ---           ---
        INVESCO Dynamics............................      6         (1)           5            265       ---           265
        INVESCO Technology..........................     39        (27)          12            ---       ---           ---
        PIMCO Real Return*..........................      2         (1)           1            ---       ---           ---
        PIMCO Total Return*.........................      1        ---            1            ---       ---           ---
        RS Partners*................................      1        ---            1            ---       ---           ---
        Security Diversified Income.................     61        (19)          42             81       ---            81
        Security Global.............................     78        (10)          68            176       ---           176
        Security Equity.............................      1        ---            1            ---       ---           ---
        Security High Yield*........................     18        (17)           1            ---       ---           ---
        Security Large Cap Value....................      5         (3)           2             58       ---            58
        Security Large Cap Growth...................      4         (1)           3            ---       ---           ---
        Security Capital Preservation...............     80        (15)          65          2,283      (271)        2,012
        Security Mid Cap Growth.....................     24        (16)           8            ---       ---           ---
        Security Mid Cap Value......................     79        (12)          67          1,596      (177)        1,419
        Security Small Cap Growth...................     11         (8)           3            250       ---           250
        Security Social Awareness...................      1        ---            1            118       ---           118
        Strong Growth and Income....................      5        ---            5            ---       ---           ---
        Strong Growth 20............................      8         (5)           3            ---       ---           ---
        Strong Advisor Small Cap Value..............     65        (11)          54            137       ---           137
        Strong Opportunity..........................      3        ---            3            237       ---           237
        Van Kampen Equity and Income................     27        (12)          15            721       (81)          640
        Van Kampen Comstock.........................     97        (10)          87            166       ---           166
        Van Kampen Aggressive Growth................      3        ---            3            ---       ---           ---

        *For the period from July 1, 2003 (inception date) to December 31, 2003.

4.      UNIT VALUES

        A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total return ratios for each of the two years in the period ended December 31, 2003, follows:

        SUBACCOUNT                           2003        2002
        --------------------------------------------------------
        AIM BASIC VALUE
        Units...........................    7,340         711
        Unit value......................    $8.83       $6.87
        Net assets (000s)...............    $64.9       $ 4.9
        Ratio of expenses to net assets*    0.90%       0.90%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   28.53%     (2.97)%
        --------------------------------------------------------
        AIM MID CAP CORE EQUITY
        Units...........................   59,018         ---
        Unit value......................   $ 9.87        $---
        Net assets (000s) ..............   $582.3        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   19.35%        ---%
        --------------------------------------------------------
        AIM SMALL CAP GROWTH
        Units...........................    7,945         ---
        Unit value......................    $8.55        $---
        Net assets (000s) ..............    $67.9        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   30.73%        ---%
        --------------------------------------------------------
        AIM BLUE CHIP
        Units...........................   11,028         247
        Unit value......................    $7.16       $5.94
        Net assets (000s) ..............    $79.0       $1.50
        Ratio of expenses to net assets*    0.90%       0.90%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   20.54%     (2.30)%
        --------------------------------------------------------
        AMERICAN CENTURY HERITAGE
        Units...........................    2,900         ---
        Unit value......................    $7.90        $---
        Net assets (000s) ..............    $22.9        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   13.51%        ---%
        --------------------------------------------------------
        AMERICAN CENTURY SELECT
        Units...........................   73,396         209
        Unit value......................   $ 7.62       $6.37
        Net assets (000s) ..............   $559.3       $1.30
        Ratio of expenses to net assets*    0.90%       0.90%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   19.62%     (0.78)%
        --------------------------------------------------------
        AMERICAN CENTURY EQUITY INCOME
        Units...........................   13,942       1,063
        Unit value......................   $11.31       $9.49
        Net assets (000s) ..............   $157.6       $10.1
        Ratio of expenses to net assets*    0.90%       0.90%
        Investment income ratio**.......    3.46%       1.06%
        Total return***.................   19.18%       2.26%
        --------------------------------------------------------
        AMERICAN CENTURY
           INTERNATIONAL GROWTH
        Units...........................   10,435         ---
        Unit value......................    $7.57        $---
        Net assets (000s)...............    $79.0        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......    0.96%        ---%
        Total return***.................   18.28%        ---%
        --------------------------------------------------------
        AMERICAN CENTURY ULTRA****
        Units...........................      283         ---
        Unit value......................   $11.01        $---
        Net assets (000s) ..............   $  3.1        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......     ---%        ---%
        Total return***.................    3.09%        ---%
        --------------------------------------------------------
        DREYFUS APPRECIATION
        Units...........................   84,198         185
        Unit value......................   $ 8.34       $7.20
        Net assets (000s) ..............   $701.8       $1.30
        Ratio of expenses to net assets*    0.90%       0.90%
        Investment income ratio**.......    2.17%        ---%
        Total return***.................   15.83%     (2.44)%
        --------------------------------------------------------
        DREYFUS PREMIER STRATEGIC VALUE
        Units...........................    3,656         ---
        Unit value......................    $9.52        $---
        Net assets (000s) ..............    $34.8        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   32.59%        ---%
        --------------------------------------------------------
        DREYFUS MID CAP VALUE
        Units...........................    3,357         190
        Unit value......................    $9.17       $6.05
        Net assets (000s) ..............    $30.7       $ 1.1
        Ratio of expenses to net assets*    0.90%       0.90%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   51.57%       2.20%
        --------------------------------------------------------
        DREYFUS GENERAL MONEY MARKET
        Units...........................   14,420         119
        Unit value......................   $ 9.31       $9.66
        Net assets (000s) ..............   $134.3       $ 1.2
        Ratio of expenses to net assets*    0.90%       0.90%
        Investment income ratio**.......    0.48%       0.17%
        Total return***.................  (3.62)%     (1.02)%
        --------------------------------------------------------
        FIDELITY ADVISOR VALUE
           STRATEGIES
        Units...........................   11,170         ---
        Unit value......................   $10.68        $---
        Net assets (000s) ..............   $119.3        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   48.95%        ---%
        --------------------------------------------------------
        FIDELITY ADVISOR DIVIDEND GROWTH
        Units...........................    9,987         ---
        Unit value......................    $8.42        $---
        Net assets (000s) ..............    $84.1        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......    0.70%        ---%
        Total return***.................   13.78%        ---%
        --------------------------------------------------------
        FIDELITY ADVISOR MID CAP
        Units...........................    7,252         ---
        Unit value......................    $9.87        $---
        Net assets (000s) ..............    $71.6        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   35.02%        ---%
        --------------------------------------------------------
        FIDELITY ADVISOR INTERNATIONAL
           CAPITAL APPRECIATION
        Units...........................   62,572         151
        Unit value......................   $10.38       $7.66
        Net assets (000s) ..............   $650.1       $1.20
        Ratio of expenses to net assets*    0.90%       0.90%
        Investment income ratio**.......     ---%       --- %
        Total return***.................   35.51%     (4.61)%
        --------------------------------------------------------
        FIDELITY ADVISOR REAL ESTATE****
        Units...........................      557         ---
        Unit value......................   $11.81        $---
        Net assets (000s) ..............   $  6.6        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......    2.28%        ---%
        Total return***.................    5.54%        ---%
        --------------------------------------------------------
        INVESCO DYNAMICS
        Units...........................    5,424         265
        Unit value......................    $6.69       $5.04
        Net assets (000s) ..............    $36.3       $ 1.3
        Ratio of expenses to net assets*    0.90%       0.90%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   32.74%       3.70%
        --------------------------------------------------------
        INVESCO TECHNOLOGY
        Units...........................   12,296         ---
        Unit value......................    $4.89        $---
        Net assets (000s) ..............    $60.1        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   31.10%        ---%
        --------------------------------------------------------
        NORTHERN INSTITUTIONAL
           BALANCED****
        Units...........................      105         ---
        Unit value......................   $10.72        $---
        Net assets (000s) ..............   $  1.1        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......    0.29%        ---%
        Total return***.................    1.42%        ---%
        --------------------------------------------------------
        NORTHERN LARGE CAP VALUE****
        Units...........................       37         ---
        Unit value......................   $11.65        $---
        Net assets (000s) ..............   $  0.4        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......    1.22%        ---%
        Total return***.................   11.16%        ---%
        --------------------------------------------------------
        NORTHERN SELECT EQUITY****
        Units...........................      169         ---
        Unit value......................   $10.95        $---
        Net assets (000s) ..............   $  1.9        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......     ---%        ---%
        Total return***.................    3.60%        ---%
        --------------------------------------------------------
        PIMCO REAL RETURN****
        Units...........................      965         ---
        Unit value......................    $9.87        $---
        Net assets (000s) ..............    $ 9.5        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......    0.27%        ---%
        Total return***.................    0.30%        ---%
        --------------------------------------------------------
        PIMCO TOTAL RETURN****
        Units...........................      602         ---
        Unit value......................    $9.76        $---
        Net assets (000s) ..............    $ 5.9        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......    0.30%        ---%
        Total return***.................    0.93%        ---%
        --------------------------------------------------------
        RS PARTNERS****
        Units...........................    1,087         ---
        Unit value......................   $12.74        $---
        Net assets (000s) ..............   $ 13.8        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   11.56%        ---%
        --------------------------------------------------------
        RYDEX SECTOR ROTATION****
        Units...........................      115         ---
        Unit value......................   $11.45        $---
        Net assets (000s) ..............   $  1.3        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......     ---%        ---%
        Total return***.................    0.70%        ---%
        --------------------------------------------------------
        SECURITY ALPHA OPPORTUNITY*****
        Units...........................       42         ---
        Unit value......................   $11.57        $---
        Net assets (000s) ..............   $  0.5        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   10.51%        ---%
        --------------------------------------------------------
        SECURITY DIVERSIFIED INCOME
        Units...........................   41,660          81
        Unit value......................   $10.58      $10.71
        Net assets (000s) ..............   $440.6      $  0.9
        Ratio of expenses to net assets*    0.90%       0.90%
        Investment income ratio**.......    4.72%       1.85%
        Total return***.................  (1.21)%       0.85%
        --------------------------------------------------------
        SECURITY GLOBAL
        Units...........................   67,706         176
        Unit value......................   $ 8.93       $6.56
        Net assets (000s) ..............   $604.4       $ 1.1
        Ratio of expenses to net assets*    0.90%       0.90%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   36.13%     (5.07)%
        --------------------------------------------------------
        SECURITY EQUITY
        Units...........................    1,491         ---
        Unit value......................    $7.69        $---
        Net assets (000s) ..............    $11.5        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......    0.29%        ---%
        Total return***.................   12.76%        ---%
        --------------------------------------------------------
        SECURITY HIGH YIELD****
        Units...........................      615         ---
        Unit value......................   $10.46        $---
        Net assets (000s) ..............   $  6.4        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......    8.93%        ---%
        Total return***.................    6.95%        ---%
        --------------------------------------------------------
        SECURITY LARGE CAP VALUE
        Units...........................    2,351          58
        Unit value......................    $8.34       $6.82
        Net assets (000s) ..............    $19.6       $ 0.4
        Ratio of expenses to net assets*    0.90%       0.90%
        Investment income ratio**.......    0.40%        ---%
        Total return***.................   22.29%     (2.71)%
        --------------------------------------------------------
        SECURITY LARGE CAP GROWTH
        Units...........................    2,723         ---
        Unit value......................    $7.37        $---
        Net assets (000s) ..............    $20.1        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   14.80%        ---%
        --------------------------------------------------------
        SECURITY CAPITAL PRESERVATION
        Units...........................   66,733       2,012
        Unit value......................   $10.13      $10.18
        Net assets (000s) ..............   $676.1      $20.50
        Ratio of expenses to net assets*    0.90%       0.90%
        Investment income ratio**.......    3.18%       0.95%
        Total return***.................  (0.49)%       0.00%
        --------------------------------------------------------
        SECURITY MID CAP GROWTH
        Units...........................    8,214         ---
        Unit value......................    $9.39        $---
        Net assets (000s) ..............    $77.1        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   44.91%        ---%
        --------------------------------------------------------
        SECURITY MID CAP VALUE
        Units...........................   67,622       1,419
        Unit value......................   $11.80      $ 8.08
        Net assets (000s) ..............   $798.1      $11.50
        Ratio of expenses to net assets*    0.90%       0.90%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   46.04%     (0.74)%
        --------------------------------------------------------
        SECURITY SMALL CAP GROWTH
        Units...........................    3,120         250
        Unit value......................    $9.03       $6.06
        Net assets (000s) ..............    $28.2       $1.50
        Ratio of expenses to net assets*    0.90%       0.90%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   49.01%       1.17%
        --------------------------------------------------------
        SECURITY SOCIAL AWARENESS
        Units...........................      762         118
        Unit value......................    $7.96       $6.76
        Net assets (000s) ..............    $ 6.1       $0.80
        Ratio of expenses to net assets*    0.90%       0.90%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   17.75%     (0.29)%
        --------------------------------------------------------
        STRONG GROWTH AND INCOME
        Units...........................    5,029         ---
        Unit value......................    $7.79        $---
        Net assets (000s) ..............    $39.2        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......    0.39%        ---%
        Total return***.................   16.10%        ---%
        --------------------------------------------------------
        STRONG GROWTH 20
        Units...........................    2,683         ---
        Unit value......................    $6.10        $---
        Net assets (000s) ..............    $16.4        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   18.45%        ---%
        --------------------------------------------------------
        STRONG ADVISOR SMALL CAP VALUE
        Units...........................   54,273         137
        Unit value......................   $12.45       $8.72
        Net assets (000s) ..............   $675.4       $ 1.2
        Ratio of expenses to net assets*    0.90%       0.90%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   42.78%     (0.11)%
        --------------------------------------------------------
        STRONG OPPORTUNITY
        Units...........................    3,347         237
        Unit value......................    $8.39       $6.35
        Net assets (000s) ..............    $28.0       $1.50
        Ratio of expenses to net assets*    0.90%       0.90%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   32.13%       0.00%
        --------------------------------------------------------
        VAN KAMPEN EQUITY AND INCOME
        Units...........................   16,063         640
        Unit value......................   $ 9.98       $8.49
        Net assets (000s) ..............   $160.2       $ 5.4
        Ratio of expenses to net assets*    0.90%       0.90%
        Investment income ratio**.......    2.43%       1.15%
        Total return***.................   17.55%     (0.24)%
        --------------------------------------------------------
        VAN KAMPEN COMSTOCK
        Units...........................   87,488         166
        Unit value......................   $ 8.74       $6.94
        Net assets (000s) ..............   $764.5       $ 1.2
        Ratio of expenses to net assets*    0.90%       0.90%
        Investment income ratio**.......    1.87%        ---%
        Total return***.................   25.94%       1.61%
        --------------------------------------------------------
        VAN KAMPEN AGGRESSIVE GROWTH
        Units...........................    2,550         ---
        Unit value......................    $6.53        $---
        Net assets (000s) ..............    $16.6        $---
        Ratio of expenses to net assets*    0.90%        ---%
        Investment income ratio**.......     ---%        ---%
        Total return***.................   30.08%        ---%
        --------------------------------------------------------

           * These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

          ** These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

         *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

         **** For the period from July 1, 2003 (inception date) to December 31,
              2003.

        ***** For the period from July 7, 2003 (inception date) to December 31,
              2003.

            Security Benefit Life Insurance Company and Subsidiaries

                        Consolidated Financial Statements

                  Years Ended December 31, 2003, 2002, and 2001




                                    CONTENTS


                                                                         PAGE

Report of Independent Auditors..........................................    2

Audited Consolidated Financial Statements

   Consolidated Balance Sheets..........................................    3

   Consolidated Statements of Income....................................    4

   Consolidated Statements of Changes in Stockholder's Equity...........    5

   Consolidated Statements of Cash Flows................................    6

   Notes to Consolidated Financial Statements...........................    7

                         Report of Independent Auditors


The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying consolidated balance sheets of Security Benefit Life Insurance Company and Subsidiaries (the Company), an indirect wholly owned subsidiary of Security Benefit Mutual Holding Company, as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2003 and 2002, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting for derivative instruments and hedging activities, and for its investments in affiliated mutual funds, in response to new accounting standards that became effective January 1, 2001 and 2002, respectively.

                                                          /s/ Ernst & Young LLP

Kansas City, Missouri
January 30, 2004

            Security Benefit Life Insurance Company and Subsidiaries

                           Consolidated Balance Sheets


                                                                                                      DECEMBER 31
                                                                                                 2003             2002
                                                                                          ------------------------------------
                                                                                                    (In Thousands)
ASSETS
Investments:
   Securities available-for-sale:
     Bonds..............................................................................      $  4,317,760        $2,761,588
     Equity securities..................................................................            55,806            77,126
   Bonds held-to-maturity...............................................................            62,264            91,714
   Affiliated mutual funds..............................................................            59,651           101,791
   Mortgage loans.......................................................................            10,269            10,052
   Policy loans.........................................................................            94,254            95,161
   Cash.................................................................................           117,048           266,900
   Short-term investments...............................................................             8,087             1,089
   Other invested assets................................................................            32,678            24,800
                                                                                          ------------------------------------
Total investments.......................................................................         4,757,817         3,430,221

Accrued investment income...............................................................            43,789            40,123
Accounts receivable.....................................................................            35,641            16,426
Reinsurance recoverable.................................................................           460,860           449,438
Property and equipment, net.............................................................            82,676            86,477
Deferred policy acquisition costs.......................................................           388,042           271,008
Other assets............................................................................            96,400            85,472
Separate account assets.................................................................         4,507,481         3,405,531
                                                                                          ------------------------------------
Total assets............................................................................       $10,372,706        $7,784,696
                                                                                          ====================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Policy reserves and annuity account values...........................................      $  4,822,906        $3,528,520
   Policy and contract claims...........................................................             6,135             8,250
   Other policyholder funds.............................................................            18,921            19,617
   Accounts payable and accrued expenses................................................            74,209            65,355
   Income taxes payable.................................................................             9,289             2,921
   Deferred income tax liability........................................................            53,007            32,274
   Long-term debt.......................................................................           150,000            50,000
   Mortgage debt........................................................................            48,390            49,396
   Other liabilities....................................................................            24,606            15,118
   Separate account liabilities.........................................................         4,507,481         3,405,531
                                                                                          ------------------------------------
Total liabilities.......................................................................         9,714,944         7,176,982

Stockholder's equity:
   Common stock, $10 par value; 1,000,000 shares
     authorized; 700,010 issued and outstanding.........................................             7,000             7,000
   Accumulated other comprehensive income (loss), net...................................             9,479           (15,999)
   Retained earnings....................................................................           641,283           616,713
                                                                                          ------------------------------------
Total stockholder's equity..............................................................           657,762           607,714
                                                                                          ------------------------------------
Total liabilities and stockholder's equity..............................................       $10,372,706        $7,784,696
                                                                                          ====================================

See accompanying notes.

            Security Benefit Life Insurance Company and Subsidiaries

                        Consolidated Statements of Income


                                                                                       YEAR ENDED DECEMBER 31
                                                                               2003              2002             2001
                                                                        ------------------------------------------------------
                                                                                           (In Thousands)
Revenues:
   Insurance premiums and other considerations.........................      $  24,024         $  35,487         $  29,110
   Asset based fees....................................................         92,071            91,379           105,822
   Other product charges...............................................         23,092            19,872            17,492
   Net investment income...............................................        185,435           173,271           184,232
   Net realized/unrealized capital gains (losses)......................         20,788           (24,317)          (15,291)
   Other revenues......................................................         11,018             7,790             7,943
                                                                        ------------------------------------------------------
Total revenues.........................................................        356,428           303,482           329,308

Benefits and expenses:
   Annuity benefits:
     Interest credited to account balances.............................        124,164           104,027           113,340
     Benefits in excess of account balances............................         27,715            22,828             5,533
   Traditional life insurance benefits.................................          7,904            21,817            17,804
   Other benefits......................................................         21,717            20,692            21,984
                                                                        ------------------------------------------------------
   Total benefits......................................................        181,500           169,364           158,661

   Commissions and other operating expenses............................         78,537            68,054            92,616
   Amortization of deferred policy acquisition costs...................         40,880            58,434            37,358
   Interest expense....................................................         10,522             6,840             5,973
   Other expenses......................................................          5,066             6,055             6,215
                                                                        ------------------------------------------------------
Total benefits and expenses............................................        316,505           308,747           300,823
                                                                        ------------------------------------------------------

Income (loss) before income taxes......................................         39,923            (5,265)           28,485
Income tax expense (benefit)...........................................          5,353           (10,970)           (2,953)
                                                                        ------------------------------------------------------
Net income.............................................................      $  34,570        $    5,705         $  31,438
                                                                        ======================================================

See accompanying notes.

            Security Benefit Life Insurance Company and Subsidiaries

           Consolidated Statements of Changes in Stockholder's Equity


                                                                            ACCUMULATED                            TOTAL
                                                               COMMON   OTHER COMPREHENSIVE        RETAINED    STOCKHOLDER'S
                                                               STOCK       INCOME (LOSS)           EARNINGS        EQUITY
                                                            ------------------------------------------------------------------
                                                                                     (In Thousands)
Balance at January 1, 2001................................     $7,000         $(25,031)            $601,570        $583,539
Comprehensive income (loss):
   Net income.............................................        ---              ---               31,438          31,438
   Cumulative effect of change in accounting for                  ---           (1,061)                 ---          (1,061)
     derivative instruments, net of tax...................
   Other comprehensive loss, net..........................        ---           (3,299)                 ---          (3,299)
                                                                                                              ----------------
Comprehensive income......................................                                                           27,078
Dividends paid............................................        ---              ---                 (500)           (500)
                                                            ------------------------------------------------------------------
Balance at December 31, 2001..............................      7,000          (29,391)             632,508         610,117
Comprehensive income:
   Net income.............................................        ---              ---                5,705           5,705
   Other comprehensive income, net........................        ---           13,392                  ---          13,392
                                                                                                              ----------------
Comprehensive income......................................                                                           19,097
Dividends paid............................................        ---              ---              (21,500)        (21,500)
                                                            ------------------------------------------------------------------
Balance at December 31, 2002..............................      7,000          (15,999)             616,713         607,714
Comprehensive income:
   Net income.............................................        ---              ---               34,570          34,570
   Other comprehensive income, net........................        ---           25,478                  ---          25,478
                                                                                                              ----------------
Comprehensive income......................................                                                           60,048
Dividends paid............................................        ---              ---              (10,000)        (10,000)
                                                            ------------------------------------------------------------------
Balance at December 31, 2003..............................     $7,000        $   9,479             $641,283        $657,762
                                                            ==================================================================

See accompanying notes.

            Security Benefit Life Insurance Company and Subsidiaries

                      Consolidated Statements of Cash Flows


                                                                                       YEAR ENDED DECEMBER 31
                                                                               2003              2002             2001
                                                                        ------------------------------------------------------
                                                                                           (In Thousands)
OPERATING ACTIVITIES
Net income............................................................    $      34,570   $       5,705        $   31,438
Adjustments to reconcile net income to net
   cash provided by operating activities:
   Net realized/unrealized capital (gains) losses.....................          (20,788)         24,317            15,291
   Depreciation.......................................................            8,722           6,605             6,223
   Amortization of investment premiums and discounts..................            9,252           2,802             2,436
   Annuity and interest sensitive life products --                              124,164         104,027           113,340
     interest credited to account balances............................
   Policy acquisition costs deferred..................................         (114,385)        (79,217)          (41,011)
   Amortization of deferred policy acquisition costs..................           40,880          58,434            37,358
   Net sales (purchases) of affiliated mutual funds, trading..........              462             264            (2,659)
   Other changes in operating assets and liabilities..................           21,080         (15,004)           (6,897)
                                                                        ------------------------------------------------------
Net cash provided by operating activities.............................          103,957         107,933           155,519

INVESTING ACTIVITIES
Sales, maturities, or repayments of investments:
   Bonds available-for-sale...........................................        2,417,108         804,918           401,325
   Equity securities available-for-sale...............................           36,040          46,544            10,483
   Bonds held-to-maturity.............................................           29,450          30,122            16,719
   Affiliated mutual funds, other than trading........................           64,544          59,572            24,316
   Mortgage loans.....................................................            3,394           1,901             5,465
   Other invested assets..............................................            3,476           8,899             1,426
                                                                        ------------------------------------------------------
                                                                              2,554,012         951,956           459,734
Acquisitions of investments:
   Bonds available-for-sale...........................................       (3,933,033)     (1,106,760)         (514,917)
   Equity securities available-for-sale...............................          (11,514)        (67,714)           (3,536)
   Affiliated mutual funds............................................             (403)            ---           (30,906)
   Mortgage loans.....................................................           (3,611)         (2,619)           (2,643)
   Other invested assets..............................................          (11,182)        (12,172)           (3,956)
                                                                        ------------------------------------------------------
                                                                             (3,959,743)     (1,189,265)         (555,958)
Increase in other assets -- business owned life insurance purchase....              ---         (60,000)              ---
Purchases of property and equipment...................................           (4,921)        (33,503)          (42,449)
Net (purchases) sales of short-term investments.......................           (6,998)         15,912               317
Net decrease in policy loans..........................................            1,843           9,795             4,255
                                                                        ------------------------------------------------------
Net cash used in investing activities.................................       (1,415,807)       (305,105)         (134,101)

FINANCING ACTIVITIES
Proceeds from long-term debt and mortgage debt........................          100,000          49,902               ---
Payments on long-term debt and mortgage debt..........................           (1,006)           (506)          (55,000)
Dividends paid........................................................          (10,000)        (21,500)             (500)
Deposits to annuity account balances..................................        1,335,871         668,111           454,641
Withdrawals from annuity account balances.............................         (262,867)       (281,086)         (427,690)
                                                                        ------------------------------------------------------
Net cash provided by (used in) financing activities...................        1,161,998         414,921           (28,549)
                                                                        ------------------------------------------------------
(Decrease) increase in cash...........................................         (149,852)        217,749            (7,131)
Cash at beginning of year.............................................          266,900          49,151            56,282
                                                                        ------------------------------------------------------
Cash at end of year...................................................    $     117,048   $     266,900        $   49,151
                                                                        ======================================================
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid (received) during the year for:
   Interest...........................................................    $       7,132   $       6,560        $    6,418
                                                                        ======================================================
   Income taxes.......................................................    $      (8,030)  $       1,628        $    8,438
                                                                        ======================================================

See accompanying notes.

            Security Benefit Life Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements

                                December 31, 2003


1.      NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

        NATURE OF OPERATIONS -- The operations of Security Benefit Life Insurance Company (the Company) consist primarily of marketing and distributing annuities, mutual funds, life insurance, and related products throughout the United States. The Company and/or its subsidiaries offer a diversified portfolio of investment products comprised primarily of individual and group annuities and mutual fund products through multiple distribution channels.

        The Company was formed by converting from a mutual life insurance company to a stock life insurance company under a mutual holding company structure on July 31, 1998 pursuant to a Plan of Conversion (the Conversion). In connection with the Conversion, Security Benefit Corp.
        (SBC), a Kansas domiciled intermediate stock holding company, and Security Benefit Mutual Holding Company (SBMHC), a Kansas domiciled mutual holding company, were formed. As a result of the Conversion, SBMHC indirectly owns, through its ownership of SBC, all of the issued and outstanding common stock of the Company (except shares required by law to be held by the Company's Directors). In accordance with Kansas law, SBMHC must at all times hold at least 51% of the voting stock of SBC.

        BASIS OF PRESENTATION -- The consolidated financial statements include the operations and accounts of the Company and its subsidiaries, including Security Management Company, LLC and Security Benefit Group, Inc. (SBG). The consolidated financial statements of SBG include its subsidiaries, First Security Benefit Life Insurance and Annuity Company of New York; Security Distributors, Inc.; Security Benefit Academy, Inc.; and Security Financial Resources, Inc. Significant intercompany transactions have been eliminated in consolidation.

        USE OF ESTIMATES -- The preparation of consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect amounts reported and disclosed. Actual results could differ from those estimates.

        INVESTMENTS -- Bonds classified as held-to-maturity include securities that the Company has the positive intent and ability to hold to maturity. Held-to-maturity bonds are carried at cost, adjusted for the amortization of premiums and the accrual of discounts, both computed using the interest method applied over the estimated lives of the securities adjusted for prepayment activity. Bonds classified as available-for-sale are carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss in equity, net of applicable income taxes. The cost of bonds is adjusted for declines in value that are deemed to be other than temporary, with such impairments reported in the statement of income as a component of net realized/unrealized capital gains (losses).

        Equity securities include mutual funds, common stocks, and nonredeemable preferred stocks. Equity securities are classified as available-for-sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss in equity, net of applicable income taxes. The cost of equity securities is adjusted for declines in value that are deemed to be other than temporary, with such impairments reported as a component of net realized/unrealized capital gains (losses) in the statement of income.

        Affiliated mutual funds include mutual funds and seed money investments. A portion of the mutual fund investments is purchased to generate returns for certain liabilities. Affiliated mutual funds are classified as trading or handled under the equity method and carried at fair value, with changes in fair value reported in the statement of income as a component of net realized/unrealized capital gains (losses). Affiliated mutual funds classified as available-for-sale (none after 2001) are carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss in equity, net of applicable income taxes. The cost of affiliated mutual funds, classified as available-for-sale, is adjusted for declines in value which are other than temporary, with such impairments reported in the statement of income as a component of net realized/unrealized capital gains (losses).

        Realized capital gains and losses on sales of investments are determined using the specific identification method. In addition to net realized capital gains and losses, unrealized gains and losses related to trading securities, other than temporary impairments, and market value changes in certain seed money investments are reported as a component of net realized/unrealized capital gains (losses) in the statement of income.

        Mortgage loans are reported at amortized cost. Policy loans are reported at unpaid principal. Investments in joint ventures and partnerships are accounted for by the equity method and reported in other invested assets. Cash includes cash on hand, money market mutual funds, and other investments with initial maturities of less than 90 days. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

        ACCOUNTING CHANGES -- In August 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which the Company adopted on its effective date of January 1, 2002. SFAS No. 144 generally retains the basic provisions of existing guidance in accounting for the impairment of long-lived assets, establishes a single accounting model for the disposal of long-lived assets, and broadens the presentation of any discontinued operations, all of which did not have a significant impact on the Company's 2002 consolidated financial statements. However, SFAS No. 144 also eliminated the temporary control exception when determining the consolidation of affiliated entities. This change impacted the reporting of the Company's investment in certain company-sponsored affiliated mutual funds whereby the Company reports the change in value of its investment as a part of net income rather than as an unrealized gain or loss on equity securities available-for-sale recognized directly in equity. The cumulative effect change in value represented an unrealized loss of $4.1 million at January 1, 2002, which is reported in the net realized/unrealized capital gains (losses) line in the consolidated statement of income.

        As of January 1, 2001, the Company adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, which was issued in June 1998, and its amendments, SFAS No. 137, Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of SFAS Statement No. 133, SFAS No. 138, Accounting for Derivative Instruments and Certain Hedging Activities, and SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities, issued in June 1999, June 2000, and April 2003, respectively (collectively referred to as SFAS No. 133).

        As a result of SFAS No. 133, the Company recognizes all derivative financial instruments, such as interest-rate swap contracts, in the consolidated financial statements at fair value regardless of the purpose or intent for holding the instrument. Changes in fair value of the derivative financial instruments are either recognized periodically in income or in stockholder's equity as a component of other comprehensive income or loss depending on whether the derivative financial instrument qualifies for hedge accounting and, if so, whether it qualifies as a fair value hedge or cash flow hedge. Generally, changes in fair values of derivatives accounted for as fair value hedges are recorded in income along with the portions of the changes in fair values of the hedged items that relate to the hedged risks. Changes in fair values of derivatives accounted for as cash flow hedges, to the extent that they are effective as hedges, are recorded in other comprehensive income net of related deferred income taxes. Changes in fair values of derivatives not qualifying as hedges are reported in income.

        The Company accounted for the adoption of SFAS No. 133 as a cumulative effect of a change in accounting principle. As a result, the Company reflected a loss of $1,061,000 (net of income taxes of $571,000) as a component of other comprehensive loss in the statement of changes in stockholder's equity on January 1, 2001.

        In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities (FIN No. 46); however, this guidance was subsequently revised in December 2003. FIN No. 46 provides guidance related to identifying variable interest entities and determining whether such entities should be consolidated. In addition, FIN No. 46 also provides guidance related to the initial and subsequent measurement of assets, liabilities, and noncontrolling interests of newly consolidated variable interest entities and requires disclosures for both the primary beneficiary of a variable interest entity and other beneficiaries of the entity. For nonpublic entities such as the Company, FIN No. 46, as revised, is effective for variable interest entities created or interests in such entities obtained after December 31, 2003. A nonpublic enterprise shall apply FIN No. 46 to all variable interests held by the beginning of the first annual period beginning after December 15, 2004. The Company's effective date will be for the financial statements for the year ending December 31, 2005. The Company evaluated its investment in a structured investment trust and reduced its ownership in the investment so as not to be impacted by FIN No. 46. The adoption of the Interpretation will not have a material impact on the Company's results of operations, liquidity, or financial resources.

        In July 2003, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 03-01 titled, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. The accounting guidance contained in the SOP addresses three areas: separate accounts presentation and valuation, accounting for sales inducements such as bonus interest, and the classification and valuation of certain long-duration liabilities. The effective date of the SOP is for fiscal years beginning after December 15, 2003. The Company's effective date will be for the financial statements for the year ending December 31, 2004.

        Based on management's review of SOP 03-01, the most significant impact to the Company is the provision that requires the establishment of a liability in addition to the account balance for contracts and contract features that provide guaranteed death or other insurance benefits and guaranteed income benefits. This liability will be determined based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company does not currently recognize these liabilities. The Company is currently evaluating the provisions of the SOP and plans to adopt the provisions of the SOP effective January 1, 2004. Adoption is not expected to have a material impact on the Company's result of operations, liquidity, or financial resources.

        DEFERRED POLICY ACQUISITION COSTS -- To the extent recoverable from future policy revenues and gross profits, commissions and other policy-issuance, underwriting, and selling costs that are primarily related to the acquisition or renewal of deferred annuity business have been deferred. Such deferred policy acquisition costs are amortized in proportion to the present value, discounted at the crediting rate, of expected gross profits from investment (gross blended separate account return assumption of 5.96% for the years 2004 through 2008 and 9% thereafter at December 31, 2003), mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised. Deferred policy acquisition costs are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in equity as a component of accumulated other comprehensive income or loss, net of applicable income taxes.

        An analysis of the deferred policy acquisition costs asset balance, other than present value of future profits (PVFP) and deferred selling commissions, is presented below for the years ended December 31:

                                                       2003          2002
                                                   ----------------------------
                                                         (In Thousands)

 Balance at beginning of year......................   $197,441      $190,088
 Cost deferred during the year.....................    110,563        75,560
 Amortized to expense during the year..............    (35,667)      (40,567)
 Effect of realized gains (losses) on amortization
    of deferred policy acquisition costs...........      1,404        (3,992)
 Effect of unrealized gains........................    (17,971)      (20,862)
 Other.............................................        540        (2,786)
                                                   ----------------------------
 Balance at end of year............................   $256,310      $197,441
                                                   ============================

        The PVFP relates to reinsurance assumed in 2000 and 2003 and is included in deferred policy acquisition costs in the consolidated balance sheet. PVFP reflects the estimated fair value of acquired business and represents the acquisition cost that was allocated to the value of future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected net cash flows from the acquired insurance contracts.

        PVFP is amortized over the lives of the acquired insurance business in force in a manner consistent with amortization of deferred policy acquisition costs. An analysis of the PVFP asset account is presented below for the years ended December 31:

                                                      2003          2002
                                                 -----------------------------
                                                        (In Thousands)
Balance at beginning of year.....................   $  61,812      $ 76,366
Acquisition......................................      59,556           ---
Imputed interest.................................       4,261         2,220
Amortization.....................................      (6,407)      (16,774)
                                                 -----------------------------
Balance at end of year...........................   $ 119,222      $ 61,812
                                                 =============================

        Based on current conditions and assumptions as to future events on acquired contracts in force, the Company expects that the net amortization will be between 11.8% and 16.6% in each of the years 2004 through 2008. The interest rate used to determine the amount of imputed interest on the unamortized PVFP balance approximates 7%.

        For certain mutual funds that do not have a front-end sales charge, the Company pays a selling commission to the selling broker/dealer. The Company, in its broker/dealer subsidiary, accounts for these charges under the cost deferral method of accounting for distributors of mutual funds. The selling commissions are capitalized and amortized based on the revenue stream of contingent deferred sales charges and distribution fees. At December 31, 2003 and 2002, deferred selling commissions aggregated $12,510,000 and $11,755,000, respectively, and are classified with deferred policy acquisition costs for financial reporting purposes.

        PROPERTY AND EQUIPMENT -- Property and equipment, including home office real estate, furniture and fixtures, and data-processing hardware and related systems, are recorded at cost, less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets.

        The following is a summary of property and equipment at cost less accumulated depreciation at December 31:

                                                         DECEMBER 31
                                                      2003          2002
                                                 -----------------------------
                                                        (In Thousands)
Land............................................. $       450   $       450
Data-processing equipment........................       8,060         7,370
Computer software................................      37,162        38,068
Other............................................       8,075         7,898
Building.........................................      50,108        49,933
Furniture........................................       6,206         6,217
                                                 -----------------------------
                                                      110,061       109,936
Less accumulated depreciation....................     (27,385)      (23,459)
                                                 -----------------------------
                                                  $    82,676   $    86,477
                                                 =============================

        During 2002, the Company moved into a new office facility with a cost of $49,933,000. A portion of the premises is being leased by the Federal Home Loan Bank of Topeka (FHLB) under an operating lease that expires May 31, 2022, with related early settlements available after May 31, 2017 with written notice at least two years in advance by either party. Certain operating expenses of the premises are the responsibility of the FHLB while others are reimbursed to the Company. Expected future minimum rents to be received from the FHLB at December 31, 2003 related to the noncancelable portion of the lease are $729,000 for years 2004 through 2008 and $6,132,000 thereafter.

        In 1999, the Company sold its home office building and furniture and equipment to the state of Kansas for $20,750,000. Concurrent with the sale, the Company leased the building and the furniture and equipment back for a period of not less than 24 months and not more than 30 months. The transaction resulted in a gain of $7,322,000. In accordance with SFAS No. 13, Accounting for Leases, and SFAS No. 28, Accounting for Sales With Leasebacks, $4,173,000 of the gain was recognized immediately while the remaining gain of $3,149,000 was deferred and amortized over the lease term. The Company recognized in earnings $593,000 and $1,254,000 of the previously deferred gain in 2002 and 2001, respectively.

        BUSINESS OWNED LIFE INSURANCE -- In 2002, the Company invested $60 million in business owned life insurance. The investment is carried in other assets at net policy value of $63,928,000 and $60,383,000 at December 31, 2003 and 2002, respectively, with the change in value of $3,545,000 in 2003 and $383,000 in 2002 recorded in other income.

        SEPARATE ACCOUNTS -- The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contractholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contractholders, are excluded from the amounts reported in the consolidated statements of income. Investment income and gains or losses arising from separate accounts accrue directly to the contractholders and, therefore, are not included in investment earnings in the accompanying consolidated statements of income. Revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

        POLICY RESERVES AND ANNUITY ACCOUNT VALUES -- Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.

        Liabilities for future policy benefits for interest sensitive life and deferred annuity products represent contract values accumulated at interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 2% to 13% during 2003, from 3% to 13% during 2002, and from 3% to 15% during 2001.

        DEFERRED INCOME TAXES -- Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company's consolidated statements of income, is based on the changes in deferred tax assets or liabilities from period to period (excluding unrealized gains and losses on securities available-for-sale and the change in the related valuation allowance). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. If future income is not generated as expected, deferred income tax assets may need to be written off.

        RECOGNITION OF REVENUES -- Traditional life insurance products include whole life insurance, term life insurance, and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from deferred annuities consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against contractholder account balances during the period.

        FAIR VALUES OF FINANCIAL INSTRUMENTS -- The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

            CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

            INVESTMENT SECURITIES: Fair values for bonds are based on quoted market prices, if available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities and affiliated mutual funds are based on quoted market prices.

            BUSINESS OWNED LIFE INSURANCE: The carrying amount reported in the consolidated balance sheet for this instrument approximates its fair value.

            INTEREST-RATE SWAPS: Fair values of the Company's interest-rate swaps are estimated based on dealer quotes, quoted market prices of comparable contracts adjusted through interpolation where necessary for maturity differences, or if there are no relevant comparable contracts, on pricing models or formulas using current assumptions.

            MORTGAGE LOANS AND POLICY LOANS: Fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amounts for these instruments reported in the consolidated balance sheets approximate their fair values.

            INVESTMENT-TYPE INSURANCE CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using the assumption reinsurance method, whereby the amount of statutory profit the assuming company would realize from the business is calculated. Those amounts are then discounted at a rate of return commensurate with the rate presently offered by the Company on similar contracts.

            LONG-TERM DEBT AND MORTGAGE DEBT: Fair values for long-term debt and mortgage debt are estimated using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.

            SEPARATE ACCOUNT ASSETS AND LIABILITIES: The assets held in the separate account are carried at quoted market values or, where quoted market values are not available, at fair market value as determined by the investment manager. The carrying amounts for separate account assets and liabilities reported in the consolidated balance sheets approximate their fair values.

        RECLASSIFICATIONS -- Certain amounts appearing in the prior years' consolidated financial statements have been reclassified to conform to the current year's presentation.

2.      INVESTMENTS

        Information as to the amortized cost, gross unrealized gains and losses, and fair values of the Company's portfolio of bonds and equity securities available-for-sale and bonds held-to-maturity at December 31, 2003 and 2002 is as follows:

                                                                                      DECEMBER 31, 2003
                                                               ----------------------------------------------------------------
                                                                                    GROSS          GROSS
                                                                    AMORTIZED    UNREALIZED      UNREALIZED          FAIR
                                                                      COST          GAINS          LOSSES            VALUE
                                                               ----------------------------------------------------------------
                                                                                       (In Thousands)
        AVAILABLE-FOR-SALE
        Bonds:
           U.S. Treasury securities and obligations of U.S.     $     352,821    $     2,552       $  1,779      $   353,594
             government corporations and agencies............
           Obligations of states and political subdivisions..             403             23            ---              426
           Corporate securities..............................       2,188,316         77,754         28,075        2,237,995
           Mortgage-backed securities........................       1,627,806         25,271         10,463        1,642,614
           Asset-backed securities...........................          86,789            878          4,536           83,131
                                                               ----------------------------------------------------------------
        Total bonds..........................................   $   4,256,135    $   106,478        $44,853      $ 4,317,760
                                                               ================================================================

        Equity securities....................................   $      55,281    $       558       $     33      $    55,806
                                                               ================================================================

        HELD-TO-MATURITY
        Bonds:
           Obligations of states and political subdivisions..   $       2,557    $       ---       $    107      $     2,450
           Corporate securities..............................          52,941          4,419          1,369           55,991
           Mortgage-backed securities........................           3,156            141            ---            3,297
           Asset-backed securities...........................           3,610            537            ---            4,147
                                                               ----------------------------------------------------------------
        Total bonds..........................................   $      62,264    $     5,097       $  1,476      $    65,885
                                                               ================================================================


                                                                                      DECEMBER 31, 2002
                                                               ----------------------------------------------------------------
                                                                AMORTIZED COST      GROSS          GROSS         FAIR VALUE
                                                                                 UNREALIZED      UNREALIZED
                                                                                    GAINS          LOSSES
                                                               ----------------------------------------------------------------
                                                                                       (In Thousands)
        AVAILABLE-FOR-SALE
        Bonds:
           U.S. Treasury securities and obligations of U.S.
             government corporations and agencies............     $   156,991       $  5,020      $     ---      $   162,011
           Obligations of states and political subdivisions..             406             34            ---              440
           Corporate securities..............................       1,453,815         49,530         70,162        1,433,183
           Mortgage-backed securities........................       1,024,494         31,152          4,960        1,050,686
           Asset-backed securities...........................         116,997          1,020          2,749          115,268
                                                               ----------------------------------------------------------------
        Total bonds..........................................     $ 2,752,703       $ 86,756      $  77,871      $ 2,761,588
                                                               ================================================================

        Equity securities....................................     $    79,638       $    193      $   2,705      $    77,126
                                                               ================================================================

        HELD-TO-MATURITY
        Bonds:
           Obligations of states and political subdivisions..     $     2,819       $    ---      $     101      $     2,718
           Corporate securities..............................          75,230          4,736          1,593           78,373
           Mortgage-backed securities........................           9,667            736            ---           10,403
           Asset-backed securities...........................           3,998            264            ---            4,262
                                                               ----------------------------------------------------------------
        Total bonds..........................................     $    91,714       $  5,736      $   1,694      $    95,756
                                                               ================================================================

        The amortized cost and fair value of bonds at December 31, 2003, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                                     AVAILABLE-FOR-SALE               HELD-TO-MATURITY
                                                               ----------------------------------------------------------------
                                                                AMORTIZED COST   FAIR VALUE    AMORTIZED COST    FAIR VALUE
                                                               ----------------------------------------------------------------
                                                                                       (In Thousands)
        Due in one year or less..............................     $     10,165    $     11,287    $     ---       $     ---
        Due after one year through five years................          636,217         659,010        6,880           7,566
        Due after five years through ten years...............        1,088,554       1,111,207       21,271          23,272
        Due after ten years..................................          806,604         810,511       27,347          27,603
        Mortgage-backed securities...........................        1,627,806       1,642,614        3,156           3,297
        Asset-backed securities..............................           86,789          83,131        3,610           4,147
                                                               ----------------------------------------------------------------
                                                                  $  4,256,135    $  4,317,760    $  62,264       $  65,885
                                                               ================================================================

        At December 31, 2003, the Company identified certain invested assets that have characteristics (i.e., significant unrealized losses compared to book value) creating uncertainty as to the future assessment of other than temporary impairments, which are listed below by length of time these invested assets have been in an unrealized loss position. This list is referred to as our watch list. Unrealized losses which are related to market movements in interest rates and which have no factors indicating that such unrealized losses may be other than temporary are excluded from this list.

                                                    DECEMBER 31, 2003
                                         ---------------------------------------
                                         AMORTIZED     UNREALIZED      ESTIMATED
                                           COST           LOSS        FAIR VALUE
                                         ---------------------------------------
                                                     (In Thousands)
Less than 12 months:
   Corporate securities................   $22,914        $ 1,980        $20,934
   Asset-backed securities.............     8,032          1,819          6,213
                                         ---------------------------------------
                                           30,946          3,799         27,147
Greater than 12 months:
   Corporate securities................    28,679          5,894         22,785
   Asset-backed securities.............     4,962          1,303          3,659
   Mortgage-backed securities..........     7,921            427          7,494
                                         ---------------------------------------
                                           41,562          7,624         33,938
                                         ---------------------------------------
Total..................................   $72,508        $11,423        $61,085
                                         =======================================

        The debt securities included on the watch list cross many industries with no concentration in any one industry. The securities include corporate securities, asset-backed securities, and mortgage-backed securities. The watch list includes 19 securities, of which 13 have been on the list for over 12 months. The combined fair value of the watch list securities was 84% of book value. The improving economic conditions, adequate liquidity and cash flows, sufficient collateral, stable to improving operating performance, as well as all of the securities being current as to principal and interest, were factors considered in concluding that an other than temporary impairment charge was not necessary. In addition, the Company has concluded for each of the securities on the watch list that it has the intent and ability to hold the securities for a period of time sufficient to allow for a recovery in fair value.

        Major categories of net investment income for the years ended December 31, 2003, 2002, and 2001 are summarized as follows:

                                               2003         2002        2001
                                             -----------------------------------
                                                      (In Thousands)
Interest on bonds..........................  $177,022     $162,278     $168,469
Dividends on equity securities.............     2,698        3,383        4,334
Dividends on affiliated mutual funds.......       668          597        2,228
Interest on mortgage loans.................       564          580          707
Interest on policy loans...................     5,651        6,543        6,352
Interest on short-term investments.........     1,512        2,580        4,027
Other......................................        71         (337)         (51)
                                             -----------------------------------
Total investment income....................   188,186      175,624      186,066
Less investment expenses...................     2,751        2,353        1,834
                                             -----------------------------------
Net investment income......................  $185,435     $173,271     $184,232
                                             ===================================

        Proceeds from sales of bonds and equity securities available-for-sale and related realized gains and losses for the years ended December 31, 2003, 2002, and 2001 are as follows:

                                          2003            2002           2001
                                        ----------------------------------------
                                                    (In Thousands)
Proceeds from sales...................  $408,784        $558,806        $207,250
Gross realized gains..................     6,119          34,485           6,663
Gross realized losses.................     4,060           3,248           1,021

        Net realized/unrealized capital gains (losses), net of associated amortization of deferred policy acquisition costs, for the years ended December 31, 2003, 2002, and 2001 consist of the following:

                                                                  2003            2002            2001
                                                            -------------------------------------------------
                                                                             (In Thousands)
Realized gains (losses):
   Bonds..................................................      $  1,890        $ 26,690        $  5,711
   Equity securities......................................           169           4,547             (69)
   Affiliated mutual funds -- trading.....................          (614)           (956)         (1,628)
   Affiliated mutual funds -- other than trading..........        12,295          (5,787)            ---
   Other..................................................           ---             135             ---
                                                            -------------------------------------------------
Total realized............................................        13,740          24,629           4,014

Impairments:
   Bonds..................................................        (5,138)        (20,230)         (8,734)
   Affiliated mutual funds -- other than trading..........           ---         (15,755)        (10,200)
                                                            -------------------------------------------------
Total impairments.........................................        (5,138)        (35,985)        (18,934)
Holding gains (losses):
   Affiliated mutual funds -- trading.....................         5,398          (3,376)           (923)
   Affiliated mutual funds -- other than trading..........         5,384          (5,593)            ---
                                                            -------------------------------------------------
Total holding gains (losses)..............................        10,782          (8,969)           (923)
                                                            -------------------------------------------------
                                                                  19,384         (20,325)        (15,843)
Related impact on deferred policy acquisition costs.......         1,404          (3,992)            552
                                                            -------------------------------------------------
Net realized/unrealized capital gains (losses)............      $ 20,788        $(24,317)       $(15,291)
                                                            =================================================

        There were no outstanding agreements to sell securities at December 31, 2003 or 2002.

        At December 31, 2003, the Company had approximately $964.5 million in securities pledged as collateral in relation to its structured institutional products, the line of credit with the FHLB (see Note 9), and the new office building (see Note 10).

        DERIVATIVE INSTRUMENTS -- The Company only uses derivatives for hedging purposes. The following is a summary of the Company's risk management strategies and the effect of these strategies on the Company's consolidated financial statements.

        FAIR VALUE HEDGING STRATEGY -- The Company has entered into several interest-rate swap agreements to manage interest-rate risk. The interest-rate swap agreements effectively modify the Company's exposure to interest risk by converting certain of the Company's fixed-rate liabilities to a floating-rate based on LIBOR over the next five years. The notional amounts of the swaps are $125 million and $134 million at December 31, 2003 and 2002, respectively, and are scheduled to decline as the liabilities mature. These agreements involve the receipt of fixed-rate amounts in exchange for floating-rate interest payments over the life of the agreements without an exchange of the underlying principal amount. The Company also has interest-rate swap agreements which effectively modify fixed-rate bonds into floating-rate investments based on LIBOR over the next ten years. The notional amounts of these swaps are $161 million and $84 million at December 31, 2003 and 2002, respectively.

        During the years ended December 31, 2003 and 2002, the Company recognized a net gain of $625,000 and a net loss of $223,000, respectively, related to the ineffective portion of its fair value hedges that has been included in net investment income in the consolidated statements of income.

        CASH FLOW HEDGING STRATEGY -- The Company has entered into interest-rate swap agreements that effectively convert a portion of its floating-rate liabilities to a fixed-rate basis for the next three years, thus, reducing the impact of interest-rate changes on future income. The notional amounts of these swaps are $30 million and $89 million at December 31, 2003 and 2002, respectively.

        During the years ended December 31, 2003 and 2002, the Company recognized gains of $262,000 and $102,000, respectively, related to the ineffective portion of its hedging instruments that has been included in net investment income in the consolidated statements of income.

3.      OTHER COMPREHENSIVE INCOME (LOSS)

        The components of other comprehensive income (loss) are as follows:

                                                                                   UNREALIZED GAINS     DERIVATIVE
                                                                                     (LOSSES) ON        INSTRUMENTS
                                                                                  AVAILABLE-FOR-SALE       GAINS
                                                                                      SECURITIES         (LOSSES)      TOTAL
                                                                                 -------------------------------------------------
                                                                                                  (In Thousands)
        ACCUMULATED OTHER COMPREHENSIVE LOSS AT JANUARY 1, 2001................         $(25,031)       $    ---      $ (25,031)
           Unrealized gains on available-for-sale securities...................           30,259             ---         30,259
           Cumulative effect of change in accounting for derivative
             instruments.......................................................              ---          (1,632)        (1,632)
           Change in fair value of derivatives.................................              ---          (4,119)        (4,119)
           Losses reclassified into earnings from other comprehensive income...          (13,292)            ---        (13,292)
           Unlocking of deferred policy acquisition costs......................          (15,029)            ---        (15,029)
           Change in deferred income taxes including $571,000 for
             cumulative effect adjustment, net of valuation allowance..........           (2,559)          2,012           (547)
                                                                                 -------------------------------------------------
           Total other comprehensive loss......................................             (621)         (3,739)        (4,360)
                                                                                 -------------------------------------------------
        ACCUMULATED OTHER COMPREHENSIVE LOSS AT DECEMBER 31, 2001..............          (25,652)         (3,739)       (29,391)
           Unrealized gains on available-for-sale securities...................           51,562             ---         51,562
           Change in fair value of derivatives.................................              ---            (488)          (488)
           Losses reclassified into earnings from other comprehensive income...          (15,993)            ---        (15,993)
           Unlocking of deferred policy acquisition costs......................          (20,862)            ---        (20,862)
           Change in deferred income taxes.....................................             (998)            171           (827)
                                                                                 -------------------------------------------------
           Total other comprehensive income (loss).............................           13,709            (317)        13,392
                                                                                 -------------------------------------------------
        ACCUMULATED OTHER COMPREHENSIVE LOSS AT DECEMBER 31, 2002..............          (11,943)         (4,056)       (15,999)
           Unrealized gains on available-for-sale securities...................           41,177             ---         41,177
           Change in fair value of derivatives.................................              ---           1,390          1,390
           Gains reclassified into earnings from other comprehensive income....           14,600             ---         14,600
           Unlocking of deferred policy acquisition costs......................          (17,971)            ---        (17,971)
           Change in deferred income taxes.....................................          (13,231)           (487)       (13,718)
                                                                                 -------------------------------------------------
           Total other comprehensive income....................................           24,575             903         25,478
                                                                                 -------------------------------------------------
        ACCUMULATED OTHER COMPREHENSIVE INCOME AT DECEMBER 31, 2003............         $ 12,632        $ (3,153)     $   9,479
                                                                                 =================================================

4.      EMPLOYEE BENEFIT PLANS

        Substantially all company employees are covered by a qualified, noncontributory defined benefit pension plan sponsored by the Company and certain of its affiliates. Benefits are based on years of service and an employee's highest average compensation over a period of five consecutive years during the last ten years of service. The Company's policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, the Company considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law, and the limitations on deductibility imposed by federal income tax law. Net periodic pension cost in 2001 and benefits paid in 2002 and 2001 include special termination costs and benefits related to an early retirement program.

        In addition to the Company's defined benefit pension plan, the Company provides certain medical and life insurance benefits to full-time employees who have retired after the age of 55 with five years of service. The plan is contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. Contributions vary based on the employee's years of service earned after age 40. The Company's portion of the costs is frozen after 2002, with all future cost increases passed on to the retirees, except for retirees in the plan prior to July 1, 1993, whose costs continue to be covered 100% by the Company.

        The following table sets forth the plan's funded status and amounts recognized in the consolidated financial statements at December 31 and for the years then ended:

                                                                 PENSION BENEFITS                 OTHER BENEFITS
                                                               2003            2002            2003            2002
                                                          ----------------------------------------------------------------
                                                                                  (In Thousands)
        Benefit obligation at year-end..................     $ (23,700)     $ (19,414)        $(9,264)        $(7,880)
        Fair value of plan assets at year-end...........        19,761         13,453             ---             ---
                                                          ----------------------------------------------------------------
        Funded status of the plan (underfunded).........     $  (3,939)     $  (5,961)        $(9,264)        $(7,880)
                                                          ================================================================

        Prepaid (accrued) benefit cost recognized
           in the consolidated balance sheets...........     $   5,540      $   1,314         $(7,006)        $(6,598)
                                                          ================================================================

        Accumulated benefit obligation..................     $  16,185      $  13,306
                                                          ================================


                                                             PENSION BENEFITS                    OTHER BENEFITS
                                                        2003       2002        2001       2003       2002        2001
                                                    ----------------------------------------------------------------------
                                                                           (Dollars in Thousands)
        Net periodic benefit cost.................      $1,173     $1,282      $3,429       $888       $848        $667
        Benefits paid.............................       1,572      4,035       1,617        606        579         412
        Contributions.............................       5,400      6,250       1,000        126        114          66

        WEIGHTED-AVERAGE ASSUMPTIONS
        AS OF DECEMBER 31
        Discount rate.............................       6.25%      7.00%       7.25%      6.25%      7.00%       7.25%
        Expected return on plan assets............       9.00%      9.00%       9.00%        ---        ---         ---
        Rate of compensation increase.............       4.50%      4.50%       4.50%        ---        ---         ---

        Pension plan assets are invested in public mutual funds with varying investment objectives of which a part are managed by an affiliated entity. Pension plan weighted-average asset allocations at December 31, 2003 and 2002 by asset category are as follows:

                                        PLAN ASSETS AT DECEMBER 31
          ASSET CATEGORY                  2003              2002
------------------------------------------------------------------------
Equity............................        48.6%            39.0%
Fixed income......................        17.4%            23.8%
Cash and short term...............        34.0%            37.2%
                                    ------------------------------------
                                         100.0%           100.0%
                                    ====================================

        The Company's long range asset allocation model is 60% equities and 40% fixed income. The weighted-average asset allocations were impacted in both 2003 and 2002 by a significant contribution near the end of both years. At year-end 2003, the Company utilized an expected long-term return of 9% on pension fund assets. This return is predicated on the fact that, historically over long periods of time, widely traded large-cap equity securities have provided a return of approximately 10%, while fixed income securities have provided a return of approximately 6%. The Company's long range asset allocation model of 60% equities and 40% fixed income would indicate that the long-term expected return would be approximately 8.4% if the investments were made in the broad indexes. Since professional managers actively manage the bulk of the pension assets, we expect to earn a premium that would exceed the 0.6% necessary to reach the 9% long-term rate of return.

        The annual assumed rate of increase in the per capita cost of covered medical benefits is 10% for 2003 and 5% for 2002 and is assumed to be 9% in 2004 and decrease 1% per year through 2008. The health care cost trend rate could have a significant effect on the other benefits amount reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the other benefits' accumulated postretirement benefit obligation as of December 31, 2003 by $395,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 2003 by $89,000.

        The Company has a profit-sharing and savings plan for which substantially all employees are eligible. Company contributions to the profit-sharing and savings plan charged to operations were $3,024,000, $796,000, and $808,000 for 2003, 2002, and 2001, respectively.

        The Company has a number of annual discretionary incentive compensation plans for certain employees. Allocations to participants each year under these plans are based on the performance and discretion of the Company. The annual allocations to participants are fully vested at the time the Company determines such amounts. Certain participants have the option to receive their balances immediately or to defer such amounts. The Company also has a long-term incentive plan for executives in which allocations to participants are based on the performance of the Company over a three-year period. The participants vest in the allocated amounts over the subsequent three-year period, 50% in the first year and 25% in the second and third years. Participants have the option to receive their vested balances immediately or to defer such amounts. Amounts deferred by participants of the Company's incentive compensation plans are invested in shares of affiliated mutual funds. Incentive compensation expense amounted to $6,336,000, $3,530,000, and $4,280,000 for 2003,
        2002, and 2001, respectively.

5.      REINSURANCE

        Principal reinsurance assumed transactions for the years ended December 31, 2003, 2002, and 2001 are summarized as follows, with the majority of the reinsurance balances resulting from the 2003 and 2000 acquisitions of blocks of deferred annuity contracts:

                                              2003          2002          2001
                                         ---------------------------------------
                                                       (In Thousands)
Reinsurance assumed:
   Premiums received...................      $58,345      $ 69,998      $ 86,692
                                         =======================================
   Commissions paid....................      $42,587      $  3,936      $  3,620
                                         =======================================
   Claims paid.........................      $ 2,093      $  1,218      $  1,064
                                         =======================================
   Surrenders paid.....................      $64,736      $ 78,010      $ 68,660
                                         =======================================

        Principal reinsurance ceded transactions for the years ended December 31, 2003, 2002, and 2001 are summarized as follows, with the majority of the reinsurance balances resulting from the 1997 transfer of the Company's life insurance business to another insurer:

                                             2003          2002          2001
                                            -----------------------------------
                                                      (In Thousands)
Reinsurance ceded:
   Premiums paid..........................  $38,837       $39,446       $42,026
                                            ===================================
   Commissions received...................  $ 3,573       $ 3,766       $ 4,154
                                            ===================================
   Claim recoveries.......................  $20,124       $18,368       $20,206
                                            ===================================

        In the accompanying consolidated financial statements, premiums, benefits, settlement expenses, and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of reinsurers. At December 31, 2003 and 2002, the Company has receivables totaling $460,860,000 and $449,438,000, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers. Substantially all of these receivables are collateralized by assets of the reinsurers held in trust. Life insurance in force ceded at December 31, 2003 and 2002 was $4.6 billion and $4.8 billion, respectively.

        Effective as of December 31, 2003, the Company acquired, through a 100% coinsurance of general account liabilities and a 100% modified coinsurance of separate account liabilities, a block of approximately 15,000 deferred annuity contracts with general and separate account balances of $84.1 million and $587.1 million, respectively, and a block of approximately 9,300 variable life insurance contracts with general and separate account balances of $2.1 million and $61.7 million, respectively. The Company agreed to the payment of a reinsurance commission of $39.2 million which, in addition to other related items, will be deferred and amortized over the estimated life of the business assumed, in relation to its estimated gross profits. The transaction, noncash as of December 31, 2003, resulted in an accounts receivable of $25.7 million representing cash to be transferred to the Company less the commission paid and policy loans of $1 million. The general account balances have been recognized by the Company at December 31, 2003 while the separate account assets and liabilities continue on the books of the ceding company.

6.      INCOME TAXES

        The Company files a consolidated life/nonlife federal income tax return with SBMHC. Income taxes are allocated to the Company as if it filed a separate return. The provision for income taxes includes current federal income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.

        Income tax expense (benefit) consists of the following for the years ended December 31, 2003, 2002, and 2001:

                                             2003          2002          2001
                                        ----------------------------------------
                                                      (In Thousands)

Current...............................      $(1,662)     $(12,539)      $(3,696)
Deferred..............................        7,015         1,569           743
                                        ----------------------------------------
                                            $ 5,353      $(10,970)      $(2,953)
                                        ========================================

        The differences between reported income tax expense (benefit) and that resulting from applying the statutory federal rate to income (loss) before income tax expense (benefit) are as follows:

                                             2003          2002          2001
                                            ------------------------------------
                                                      (In Thousands)
Federal income tax expense (benefit)
   computed at statutory rate.............  $13,973      $ (1,843)      $ 9,970
(Decreases) increases in taxes
resulting from:
   Dividends received deduction...........   (4,561)       (5,798)       (4,078)
   Credits................................   (4,515)       (3,795)       (4,313)
   Other..................................      456           466        (4,532)
                                            ------------------------------------
                                            $ 5,353      $(10,970)      $(2,953)
                                            ====================================

        The credits above include low income housing tax credits and foreign tax credits, while the other item in 2001 relates to favorable resolution of items provided for in prior years.

        Net deferred income tax assets or liabilities consist of the following:

                                                              DECEMBER 31
                                                          2003            2002
                                                      --------------------------
                                                             (In Thousands)
Deferred income tax assets:
   Net unrealized losses on investments.............  $     ---          $16,582
   Future policy benefits...........................      26,604           4,209
   Employee benefits................................      16,592          12,464
   Deferred gain on life coinsurance agreement......       2,029           2,189
   Other............................................      13,556          12,184
                                                      --------------------------
Total deferred income tax assets....................      58,781          47,628
Deferred income tax liabilities:
   Net unrealized gains on investments..............      15,428             ---
   Deferred policy acquisition costs................      79,389          64,243
   Deferred gains on investments....................       2,037           4,734
   Depreciation.....................................       5,301           3,121
   Other............................................       9,633           7,804
                                                      --------------------------
Total deferred income tax liabilities...............     111,788          79,902
                                                      --------------------------
Net deferred income tax liability...................  $   53,007         $32,274
                                                      ==========================

7.      CONDENSED FAIR VALUE INFORMATION

        SFAS No. 107, Disclosures About Fair Value of Financial Instruments, requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company's balance sheet, for which it is practicable to estimate that value. The methods and assumptions used by the Company to estimate the following fair value disclosures for financial instruments are set forth in Note 1.

        SFAS No. 107 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest-rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

                                                                      DECEMBER 31, 2003              DECEMBER 31, 2002
                                                               ----------------------------------------------------------------
                                                               CARRYING AMOUNT   FAIR VALUE   CARRYING AMOUNT    FAIR VALUE
                                                               ----------------------------------------------------------------
                                                                                       (In Thousands)
        Bonds (Note 2).......................................     $ 4,380,024     $ 4,383,645    $ 2,853,302     $ 2,857,344
        Equity securities (Note 2)...........................          55,806          55,806         77,126          77,126
        Affiliated mutual funds..............................          59,651          59,651        101,791         101,791
        Mortgage loans.......................................          10,269          10,269         10,052          10,052
        Policy loans.........................................          94,254          94,508         95,161          95,378
        Business owned life insurance........................          63,928          63,928         60,383          60,383
        Separate account assets..............................       4,507,481       4,507,481      3,405,531       3,405,531
        Supplementary contracts without life contingencies...         (19,238)        (21,582)       (21,473)        (28,101)
        Individual and group annuities.......................      (4,117,293)     (3,901,846)    (2,946,245)     (2,777,594)
        Long-term debt.......................................        (150,000)       (158,920)       (50,000)        (56,121)
        Mortgage debt........................................         (48,390)        (52,701)       (49,396)        (56,126)
        Interest-rate swaps..................................          (4,517)         (2,820)        (5,902)         (5,005)
        Separate account liabilities.........................      (4,507,481)     (4,507,481)    (3,405,531)     (3,405,531)

8.      COMMITMENTS AND CONTINGENCIES

        The Company leases various equipment under several operating lease agreements. Total expense for all operating leases amounted to $1,626,000, $1,946,000, and $2,846,000 during 2003, 2002, and 2001, respectively. The Company has aggregate future lease commitments at December 31, 2003 of $6,217,000 for noncancelable operating leases consisting of $1,630,000 in 2004, $1,640,000 in 2005, $1,612,000 in
        2006, $920,000 in 2007, and $415,000 in 2008. In addition, in 2007, under the terms of one of the operating leases, the Company has the option to purchase the asset for approximately $3.4 million or return the asset to the lessor and pay a termination charge of approximately $2.8 million. There are no noncancelable lease commitments beyond 2008.

        In connection with its investments in certain limited partnerships, the Company is committed on December 31, 2003 to invest additional capital of $7.7 million over the next few years as required by the general partner.

        Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states to cover policyholder losses of insolvent or rehabilitated insurers. At December 31, 2003 and 2002, the Company has reserved $1,586,000 and $1,980,000, respectively, to cover current and estimated future assessments, net of related premium tax credits.

        Various legal proceedings and other matters have arisen in the ordinary course of the Company's business. Management is of the opinion that the Company has substantial defenses with respect to these matters, and the Company's ultimate liability, if any, resulting from such matters will not be material to its operations or financial position.

9.      LONG-TERM DEBT

        At December 31, 2003, the Company has access to a $64.6 million line-of-credit facility from the FHLB. Overnight borrowings in connection with this line of credit bear interest at 0.15% over the federal funds rate (1% at December 31, 2003). The Company had no borrowings under this line of credit at December 31, 2003.

        The Company has outstanding surplus notes of $150 million and $50 million at December 2003 and 2002, respectively. The surplus notes consist of $50 million of 8.75% notes issued in May 1996 and maturing on May 15, 2016 and $100 million of 7.45% notes issued in October 2003 maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Kansas Insurance Commissioner and only out of surplus funds that the Kansas Insurance Commissioner determines to be available for such payment under the Kansas Insurance Code.

10.     MORTGAGE DEBT

        During 2002, the Company completed construction of new home office facilities, into which it moved in April 2002. The primary mortgage financing for the property was arranged through the FHLB, which also occupies a portion of the premises. Although structured as a sale-leaseback transaction supporting $50 million of industrial revenue bonds issued by the City of Topeka and held by the FHLB, substantially all of the risks and rewards of property ownership have been retained by the Company. Accordingly, the arrangement has been accounted for as a mortgage financing of the entire premises by the Company, with an operating lease from the FHLB for the portion of the premises that they presently occupy (see Note 1).

        The underlying loan agreement with the FHLB bears interest at 6.726% and will be fully paid off in 2022, with monthly principal and interest payments totaling $381,600 including $62,800 applicable to the portion of the building leased to the FHLB. The financing is collateralized by a first mortgage on the premises and $37.2 million of other marketable securities. At December 31, 2003, combined future aggregate principal maturities of the mortgage borrowing for the years ending December 31 are as follows:

                2004                          $   1,365,000
                2005                              1,460,000
                2006                              1,562,000
                2007                              1,670,000
                2008                              1,785,000
                Thereafter...............        40,548,000
                                              ------------------
                                              $  48,390,000
                                              ==================

11.     RELATED-PARTY TRANSACTIONS

        The Company owns shares of affiliated mutual funds managed by Security Management Company, LLC with net asset values totaling $59,651,000 and $101,791,000 at December 31, 2003 and 2002, respectively.

        Mortgage loans in the accompanying consolidated balance sheets include amounts due from officers of $9,510,000 and $8,507,000 at December 31, 2003 and 2002, respectively. Such loans are secured by first mortgage liens on residential real estate located in Kansas and bear interest at rates approximating 5%.

12.     STATUTORY FINANCIAL INFORMATION

        The Company and its insurance subsidiary prepare statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the Kansas and New York Insurance Departments, respectively. Kansas and New York have adopted the National Association of Insurance Commissioners' statutory accounting practices (NAIC SAP) as the basis of their statutory accounting practices. In addition, the commissioners of the Kansas and New York Insurance Departments have the right to permit other specific practices that may deviate from prescribed practices. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The Company and its insurance company subsidiary have no permitted practices.

        Statutory capital and surplus of the insurance operations were $519,290,000 and $416,333,000 at December 31, 2003 and 2002,
        respectively. Statutory net income (loss) of the insurance operations were

        $17,645,000, $(33,005,000), and $16,183,000 for the years ended December
        31, 2003, 2002, and 2001, respectively. The 2002 net loss included capital losses of $(34.7) million.

        The payment of dividends by the Company to shareholders is limited and can only be made from earned profits unless prior approval is received from the Kansas Insurance Commissioner. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Kansas Insurance Commissioner is also subject to restrictions relating to the statutory surplus and net gain from operations.

                                     PART C
                                OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          a.  Financial Statements

              The financial statements of SBL Variable Annuity Account XIV - SecureDesigns Variable Annuity, AdvanceDesigns Variable Annuity, Security Benefit Advisor Variable Annuity, and Valuebuilder
              Variable Annuity at December 31, 2003, and for each of the specified periods ended December 31, 2003, or for portions of such periods as disclosed in the financial statements, are included in Part B of this Registration Statement.

              The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003 are included in Part B of this Registration Statement.

          b.  Exhibits

               (1) Resolution of the Board of Directors of Security Benefit Life Insurance Company authorizing establishment of the Separate Account(a)
               (2)  Not Applicable
               (3)  (a)   Service Facilities Agreement(b)
                    (b)   Marketing Organization Agreement(g)
                    (c)   SBL Variable Products Broker/Dealer Sales Agreement(h)
                    (d)   SBL Variable Product Sales Agreement (3-Way Agreement)
                          (Form 9482C 7-00)(j)
                    (e)   Marketing Organization Agreement Commission Schedule -
                          SecureDesigns(k)
                    (f)   Marketing     Organization     Agreement    Commission
                          Schedule-NEA(k)
                    (g)   Marketing Organization Agreement Commission Schedule -
                          AdvanceDesigns(p)
                    (h)   Marketing Organization Agreement Commission Schedule -
                          AEA(p)
                    (i)   Marketing Organization Agreement Commission Schedule -
                          Security Benefit Advisor(p)
                    (j)   NEA Valuebuilder Marketing Organization Agreement(k)
                    (k)   AEA Valuebuilder Marketing Organization Agreement(p)
                    (l)   NEA  Valuebuilder   Marketing  Organization  Agreement
                          Annualization Amendment(k)
               (4)  (a)   Individual Contract (Form V6029 11-00)(i)
                    (b)   Individual Contract-Unisex (Form V6029 11-00U)(i)
                    (c)   Tax-Sheltered    Annuity   Endorsement   (Form   6832A
                          R9-96)(c)
                    (d)   Withdrawal  Charge  Waiver   Endorsement  (Form  V6051
                          3-96)(c)
                    (e)   Waiver  of  Withdrawal  Charge  for  Terminal  Illness
                          Endorsement (Form V6051 TI 2-97)(c)
                    (f)   Individual Retirement Annuity Endorsement (Form V6849A
                          (R9-03))(m)
                    (g)   Roth IRA Endorsement (Form V6851A (R9-03))(m)
                    (h)   Section 457 Endorsement (Form V6054 1-98)(d)
                    (i)   403a Endorsement (Form V6057 10-98)(e)
                    (j)   Annual  Stepped Up Death  Benefit  Rider  (Form  V6063
                          8-00)(a)
                    (k)   Guaranteed  Growth Death  Benefit  Rider (Form V6063-1
                          8-00)(a)
                    (l)   Annual Stepped Up and Guaranteed  Growth Death Benefit
                          Rider (Form V6063-2 8-00)(a)
                    (m)   Disability Rider (Form V6064 8-00)(a)
                    (n)   Guaranteed Income Benefit Rider (Form V6065 8-00)(a)
                    (o)   Credit Enhancement Rider (Form V6067 8-00)(a)
                    (p)   Alternative   Withdrawal   Charge  Rider  (Form  V6069
                          10-00)(i)
                    (q)   Loan Endorsement Rider (Form V6066 10-00)(k)
                    (r)   Waiver  of  Withdrawal   Charge  Rider  -  10  yrs  or
                          Disability (Form V6072 4-01)(k)
                    (s)   Waiver  of  Withdrawal   Charge  Rider  -  15  yrs  or
                          Disability (Form V6073 4-01)(k)
                    (t)   Waiver of  Withdrawal  Charge Rider - 5 yrs and Age 59
                          1/2(Form V6074 4-01)(k)
                    (u)   Waiver of  Withdrawal  Charge  Rider - Hardship  (Form
                          V6075 4-01)(k)
                    (v)   Enhanced and  Guaranteed  Growth Death  Benefit  Rider
                          (Form V6076 4-01)(j)
                    (w)   Enhanced,  Annual  Stepped  Up and  Guaranteed  Growth
                          Death Benefit Rider (Form V6077 4-01)(j)
                    (x)   Enhanced Death Benefit Rider (Form V6078 4-01)(j)
                    (y)   Enhanced  and Annual  Stepped Up Death  Benefit  Rider
                          (Form V6079 4-01)(j)
                    (z)   DCA Plus Rider (Form V6080 4-01)(k)
                    (aa)  Credit Enhancement Rider (Form V6084 11-01)(k)
                    (ab)  Guaranteed  Minimum  Withdrawal  Benefit  (Form  V6086
                          10-03)(n)
                    (ac)  Total Protection (Forms V6087 10-3)(o)
               (5)  (a)   Application (Form V9493 11-00)(i)
                    (b)   Application - Unisex (Form V9493 11-00U)(i)
               (6)  (a)   Composite of Articles of Incorporation of SBL(f)
                    (b)   Bylaws of SBL
               (7)  Not Applicable
               (8)  (a)   Participation Agreement - AIM Equity Funds(k)
                    (b)   Participation Agreement - AIM Growth Series(k)
                    (c)   Participation Agreement - American Century
                    (d)   Participation Agreement - Ariel(l)
                    (e)   Participation Agreement - Calamos(k)
                    (f)   Participation Agreement - Dreyfus(k)
                    (g)   Participation Agreement - Fidelity(k)
                    (h)   Participation Agreement - INVESCO
                    (i)   Participation Agreement - Strong(k)
                    (j)   Participation Agreement - Van Kampen(k)
                    (k)   Participation Agreement - AIM Variable Insurance Funds
                    (l)   Participation Agreement - Rydex Variable Trust
                    (m)   Participation  Agreement  - PIMCO  Variable  Insurance
                          Trust
                    (n)   Participation Agreement - Oppenheimer Variable Account
                          Funds
                    (o)   Form of  Participation  Agreement - Potomac  Insurance
                          Trust
               (9)  Opinion of Counsel(j)
              (10)  Consent of Independent Auditors
              (11)  Not Applicable
              (12)  Not Applicable
              (13)  Schedules of Computation of Performance
              (14) Powers of Attorney of Kris A. Robbins, J. Michael Keefer, Thomas A. Swank and Malcolm E. Robinson.

(a)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Initial  Registration  Statement No. 333-41180 (filed July 11,
     2000).

(b) Incorporated herein by reference to the Exhibits filed with the Variflex Separate Account Post-Effective Amendment No. 27 under the Securities Act of 1933 and Amendment No. 26 under the Investment Company Act of 1940 to Registration Statement No. 2-89328 (filed April 30, 2003).

(c) Incorporated herein by reference to the Exhibits filed with Variflex Signature's Initial Registration Statement No. 333-23723 (filed March 16,
     1997).

(d) Incorporated herein by reference to the Exhibits filed with Variflex Signature's Post-Effective Amendment No. 2 under the Securities Act of 1933 and Amendment No. 3 under the Investment Company Act of 1940 to Registration Statement No. 333-23723 (filed April 30, 1998).

(e) Incorporated herein by reference to the Exhibits filed with Variflex Signature's Post-Effective Amendment No. 4 under the Securities Act of 1933 and Amendment No. 5 under the Investment Company Act of 1940 to Registration Statement No. 333-23723 (filed April 30, 1999).

(f) Incorporated herein by reference to the Exhibits filed with Variflex Separate Account's Post-Effective Amendment No. 20 under the Securities Act of 1933 and Amendment No. 19 under the Investment Company Act of 1940 to Registration Statement No. 2-89328 (Filed August 17, 1998).

(g) Incorporated herein by reference to the Exhibits filed with Variflex Signature's Post-Effective Amendment No. 23 under the Securities Act of 1933 and Amendment No. 22 under the Investment Company Act of 1940 to Registration Statement No. 2-89328 (filed May 1, 2000).

(h) Incorporated herein by reference to the Exhibits filed with Variflex Separate Account's Post-Effective Amendment No. 22 under the Securities Act of 1933 and Amendment No. 21 under the Investment Company Act of 1940 to Registration Statement No. 2-89328 (filed April 29, 1999).

(i) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 1 under the Securities Act of 1933 and Amendment No. 2 under the Investment Company Act of 1940 to Registration Statement No. 333-41180 (filed February 16, 2001).

(j) Incorporated herein by reference to the Exhibits filed with SBL Variable Annuity Account XIV's Post-Effective Amendment No. 1 under the Securities Act of 1933 and Amendment No. 6 under the Investment Company Act of 1940 to Registration Statement No. 333-52114 (filed March 1, 2002).

(k) Incorporated herein by reference to the Exhibits filed with the Registrant's Post Effective Amendment No. 3 under the Securities Act of 1933 and Amendment No. 7 under the Investment Company Act of 1940 to Registration Statement No. 333-41180 (filed March 1, 2002).

(l) Incorporated herein by reference to the Exhibits filed with the Registrant's Post Effective Amendment No. 4 under the Securities Act of 1933 and Amendment No. 8 under the Investment Company Act of 1940 to Registration Statement No. 333-41180 (filed May 1, 2002.)

(m) Incorporated herein by reference to the Exhibits filed with the Variflex Extra Credit Post Effective Amendment No. 5 under the Securities Act of 1933 and Amendment No. 28 under the Investment Company Act of 1940 to Registration Statement No. 333-93947 (filed April 30, 2004).

(n) Incorporated herein by reference to the Exhibits filed with the AdvisorDesigns Post Effective Amendment No. 5 under the Securities Act of 1933 and Amendment No. 10 under the Investment Company Act of 1940 to Registration Statement No. 333-52114 (filed February 18, 2004).

(o)  Incorporated  herein  by  reference  to the  Exhibits  filed  with  the SBL
     Variable  Annuity  Account  XVII's  Initial   Registration   Statement  No.
     333-111589 (filed December 29, 2003).

(p) Incorporated herein by reference to the Exhibits filed with the Registrant's Post Effective Amendment No. 5 under the Securities Act of 1933 and Amendment No. 9 under the Investment Company Act of 1940 to Registration Statement No. 333-41180 (filed April 30, 2003.)

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

          NAME AND PRINCIPAL
           BUSINESS ADDRESS        POSITIONS AND OFFICES WITH DEPOSITOR
          ------------------       ------------------------------------

          Kris A. Robbins*         President, Chief Executive Officer
                                   and Director

          Thomas A. Swank*         Senior Vice President, Chief Financial
                                   Officer, Treasurer and Director

          J. Michael Keefer*       Senior Vice President, General Counsel,
                                   Secretary and Director

          Malcolm E. Robinson*     Senior Vice President, Assistant to the
                                   President and Chief Executive Officer
                                   and Director

          David J. Keith*          Senior Vice President, IT and
                                   Customer Management

          Venette R. Davis*        Senior Vice President

          Michael G. Odlum*        Senior Vice President and
                                   Chief Investment Officer

          Kalman Bakk, Jr.*        Senior Vice President and
                                   Chief Marketing Officer

          Amy J. Lee*              Associate General Counsel, Vice President
                                   and Assistant Secretary

          *Located at One Security Benefit Place, Topeka, Kansas 66636.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

          The Depositor, Security Benefit Life Insurance Company ("SBL" or "the Company"), is owned by Security Benefit Corp. through the ownership of 700,000 of SBL's 700,010 issued and outstanding shares of common stock. One share of SBL's issued and outstanding common stock is owned by each director of SBL, in accordance with the requirements of Kansas law. Security Benefit Corp. is wholly owned by Security Benefit Mutual Holding Company ("SBMHC"), which in turn is controlled by SBL policyholders. As of December 31, 2003 no one person holds more than approximately 0.0003% of the voting power of SBMHC. The Registrant is a segregated asset account of SBL.

          The following chart indicates the persons controlled by or under common control with SBL Variable Annuity Account XIV or SBL:

                                                                              PERCENT OF
                                                                                VOTING
                                                                              SECURITIES
                                                                            OWNED BY SBMHC
                                                          JURISDICTION OF    (DIRECTLY OR
          NAME                                             INCORPORATION      INDIRECTLY)

          Security Benefit Mutual Holding Company             Kansas             ---
          (Holding Company)

          Security Benefit Corp.                              Kansas             100%
          (Holding Company)

          Security Benefit Life Insurance Company             Kansas             100%
          (Stock Life Insurance Company)

          Security Benefit Group, Inc.                        Kansas             100%
          (Holding Company)

          Security Management Company, LLC                    Kansas             100%
          (Investment Adviser)

          Security Distributors, Inc.                         Kansas             100%
          (Broker/Dealer, Principal
          Underwriter of Mutual Funds)

          First Advantage Insurance Agency, Inc.              Kansas             100%
          (Insurance Agency)

          Security Benefit Academy, Inc.                      Kansas             100%
          (Daycare Company)

          Security Financial Resources, Inc.                  Kansas             100%
          (Financial Services)

          Security Financial Resources                       Delaware            100%
          Collective Investments, LLC
          (Private Fund)

          First Security Benefit Life Insurance              New York            100%
          and Annuity Company of New York
          (Stock Life Insurance Company)

          SBL is also the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III, and IV, SBL Variable Life Insurance Account Varilife, Security Varilife Separate Account, SBL Variable Annuity Account VIII (Variflex LS), SBL Variable Annuity Account VIII (Variflex Signature), SBL Variable Annuity Account VIII (Extra Credit), SBL Variable Annuity Account XI, SBL Variable Annuity Account XIV, Variflex Separate Account, SBL Variable Annuity Account XVII (ClassicStrategies), T. Rowe Price Variable Annuity Account, and Parkstone Variable Annuity Separate Account.

          Through the above-referenced separate accounts, SBL might be deemed to control the open-end management investment companies listed below. As of December 18, 2003, the approximate percentage of ownership by the separate accounts for each company was as follows:

                Security Large Cap Value Fund..........   25.83%
                SBL Fund...............................   100.0%

ITEM 27.  NUMBER OF CONTRACTOWNERS

          As of February 1, 2004, there were 7,644 owners of the Qualified Contracts and 4,583 owners of the Non-Qualified Contracts issued under SBL Variable Annuity Account XIV.

ITEM 28.  INDEMNIFICATION

          The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person's capacity as director or officer.

          The Articles of Incorporation include the following provision:

                (a) No  director  of the  Corporation  shall  be  liable  to the
             Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, PROVIDED that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.

                (b) Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

          Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

          (a) Security Distributors, Inc. ("SDI"), a subsidiary of SBL, acts as distributor of the Contract issued under SBL Variable Annuity Account XIV. SDI also acts as distributor for SBL Variable Annuity Accounts I, III, and IV, SBL Variable Life Insurance Account Varilife, Security Varilife Separate Account, SBL Variable Annuity Account VIII (Variflex LS, Variflex Signature, and Extra Credit), Variable Annuity Account XI, Variable Annuity Account XVII (ClassicStrategies), and Parkstone Variable Annuity Separate Account. SDI also acts as principal underwriter for the following management investment companies for which Security Management Company, LLC, an affiliate of SBL, acts as investment adviser: Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Municipal Bond Fund, SBL Fund and Security Mid Cap Growth Fund.

          (b)  NAME AND PRINCIPAL                    POSITION AND OFFICES
               BUSINESS ADDRESS*                       WITH UNDERWRITER
               ------------------                    --------------------
               Gregory J. Garvin                     President and Director
               James R. Schmank                      Director
               Tamara L. Brownfield                  Treasurer
               Amy J. Lee                            Secretary
               Brenda M. Harwood                     Vice President and Director
               Frank D. Memmo                        Director
               Richard J. Wells                      Director

               *One Security Benefit Place, Topeka, Kansas 66636-0001

          (c) Although SDI receives no compensation under its distribution agreement with SBL, it does receive certain payments from SBL in connection with the sale of the contracts. These payments are not expected to exceed 0.75% of sales. For the fiscal year ended
               December 31, 2003, SDI received payments in the amount of $3,296,543 from SBL under this arrangement.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained by SBL at its administrative offices--One Security Benefit Place, Topeka, Kansas 66636-0001.

ITEM 31.  MANAGEMENT SERVICES

          All management contracts are discussed in Part A or Part B.

ITEM 32.  UNDERTAKINGS

          (a)  Registrant   undertakes  that  it  will  file  a   post-effective
               amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.

          (b) Registrant undertakes that it will include as part of the Variable Annuity contract application a space that an applicant can check to request a Statement of Additional Information.

          (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

          (d) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

          (e) Depositor represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

          (f) SBL, sponsor of the unit investment trust, SBL Variable Annuity Account XIV, hereby represents that it is relying upon American Council of Life Insurance, SEC No-Action Letter, [1988-1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) paragraph 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1)-(4) of such no-action letter which are incorporated herein by reference.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 1st day of April, 2004.

SIGNATURES AND TITLES

J. Michael Keefer,                     Security Benefit Life Insurance Company -
Senior Vice President,                 SBL Variable Annuity Account XIV
General Counsel, Secretary             (The Registrant)
and Director*

                                  By:               KRIS A. ROBBINS
Thomas A. Swank,                       -----------------------------------------
Senior Vice President,                 Kris A. Robbins, President, Chief
Chief Financial Officer*,              Executive Officer and Director*
Treasurer and Director*

                                  By:                 AMY J. LEE
Malcolm E. Robinson,                   -----------------------------------------
Senior Vice President                  Amy J. Lee
and Director*                          Attorney-in-Fact


                                       Security Benefit Life Insurance Company
                                       (The Depositor)


                                 *By:               KRIS A. ROBBINS
                                       -----------------------------------------
                                       Kris A. Robbins, President, Chief
                                       Executive Officer and Director*


                                  Date:  April 1, 2004

                                  EXHIBIT INDEX

 (1)  None

 (2)  None

 (3)  (a)   None
      (b)   None
      (c)   None
      (d)   None
      (e)   None
      (f)   None
      (g)   None
      (h)   None
      (i)   None
      (j)   None
      (k)   None
      (l)   None

 (4)  (a)   None
      (b)   None
      (c)   None
      (d)   None
      (e)   None
      (f)   None
      (g)   None
      (h)   None
      (i)   None
      (j)   None
      (k)   None
      (l)   None
      (m)   None
      (n)   None
      (o)   None
      (p)   None
      (q)   None
      (r)   None
      (s)   None
      (t)   None
      (u)   None
      (v)   None
      (w)   None
      (x)   None
      (y)   None
      (z)   None
      (aa)  None
      (ab)  None
      (ac)  None

 (5)  (a)   None
      (b)   None

 (6)  (a)   None
      (b)   SBL Bylaws

 (7)  None

 (8)  (a)   None
      (b)   None
      (c)   Participation Agreement - American Century
      (d)   None
      (e)   None
      (f)   None
      (g)   None
      (h)   Participation Agreement - INVESCO
      (i)   None
      (j)   None
      (k)   Participation Agreement - AIM Variable Insurance Funds
      (l)   Participation Agreement - Rydex Variable Trust
      (m)   Participation Agreement - PIMCO
      (n)   Participation Agreement - OppenheimerFunds
      (o)   Form of Participation Agreement - Potomac Insurance Trust

 (9)  None

(10)  Consent of Independent Auditors

(11)  None

(12)  None

(13)  Schedules of Computation of Performance

(14)  Powers of Attorney